PIMCO Funds Annual Report

Multi-Manager Series June 30, 2002 Share Classes Ins Institutional Adm Administrative	PIMCO EQUITY ADVISORS Value Fund Renaissance Fund Growth & Income Fund Growth Fund Select Growth Fund	Target Fund Opportunity Fund Innovation Fund Global Innovation Fund

	CADENCE CAPITAL MANAGEMENT Mega-Cap Fund Capital Appreciation Fund	Mid-Cap Fund Micro-Cap Fund

	NFJ INVESTMENT GROUP Equity Income Fund Basic Value Fund	Small-Cap Value Fund

	PARAMETRIC PORTFOLIO ASSOCIATES Tax-Efficient Equity Fund	Tax-Efficient Structured Emerging Markets Fund

MULTI-MANAGER Asset Allocation Fund

President’s Letter

“If one does not know to which port one is sailing, no wind is favorable.”
— Seneca

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among those who are considering some changes, here are a couple of key points to keep in mind:

•
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash—notwithstanding 11 recessions and 2 major crashes. And studies have shown that the risk of a negative return diminishes over longer holding periods.

•
No one can predict the next top-performing asset class or sector. Before you make any changes, remember the basic theory of asset allocation. Different investments will outperform and underperform at different times. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at 1-800-927-4648, or visit our Web site at www.pimcofunds.com.

As always, thank you for the trust you’ve placed in us.

Sincerely,
Stephen Treadway
President
July 31, 2002

6.30.02 PIMCO Funds Annual Report

PIMCO Value Fund

OBJECTIVE: Long-term growth of capital and income. NUMBER OF SECURITIES IN THE PORTFOLIO: 38 (not including short-term instruments)	PORTFOLIO: Primarily common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve.	TOTAL NET ASSETS: $834.2 million PIMCO ADVISORS INSTITUTIONAL MANAGER: John Schneider

PIMCO Value Fund performed relatively well

Although the Fund posted a loss of –3.31% for Institutional Class shares, it still significantly outperformed the Russell 1000 Value Index and its Lipper Average, which returned –8.95% and –10.21%, respectively.

Fund benefited from exposure to property & casualty insurers

The Fund benefited from it exposure to the property & casualty (P&C) industry in the third and fourth quarters of 2001. The industry’s current earnings were hurt by the terrorist attacks, but investors bid up these stocks in anticipation of rapid earnings growth in 2002 due to increased premiums. In particular, reinsurer Ace Limited posted significant gains.

Pro-cyclical positioning boosted results

The Fund’s exposure to cyclical stocks, such as basic materials and energy, significantly helped its performance in the fourth quarter of 2001 and the first quarter of 2002, as investors discounted a significant economic recovery. In particular, the Fund’s exposure to the steel company Nucor proved beneficial as a result of the bankruptcy of its less cost-effective competitors. Pending the approval of federal tariffs on imported steel, the industry could see profits rise later in 2002. The energy sector also positively contributed to the Fund’s performance. Despite a mild winter that kept oil prices neutral for much of January and February, the escalating crisis in the Middle East drove up oil prices in March 2002, boosting the share price of many energy stocks. Oil companies such as Nabors were standout performers during the period.

Fund underperformed late in the period

The Fund was hurt in the second quarter of 2002 by its exposure to the telecommunications industry, particularly WorldCom. The company’s stock dropped precipitously on news that its fraudulent accounting had resulted in a significant overstatement of its earnings. The Fund was also hurt by its exposure to cyclical technology stocks, including Micron, which investors shunned as the economy sputtered. The Fund’s performance did benefit from good stock selection in basic materials. In particular, Dow Chemical posted solid gains despite the difficult environment. The Fund also benefited from an underweight in financial services and consumer staples.

Fund remains positioned pro-cyclically

We remain optimistic that the economy will recover in the near term, and, as a result, the portfolio remains positioned pro-cyclically. As always, we will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.

PIMCO Funds Annual Report 6.30.02

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Value Fund Institutional Class (Inception 12/30/91)	–3.31%	8.90%	11.60%	15.24%	14.69%
PIMCO Value Fund Administrative Class (Inception 8/21/97)	–3.67%	8.56%	11.27%	14.93%	14.38%
Russell 1000 Value Index	–8.95%	–2.92%	6.53%	13.01%	—
Lipper Multi-Cap Value Fund Average	–10.21%	–0.77%	5.86%	11.91%	—

TOP TEN HOLDINGS

% of Total Investments
Liberty Media Corp. ‘A’	6.4%
Micron Technology, Inc.	6.0%
Household International, Inc.	5.6%
Alcan, Inc.	4.9%
Dow Chemical Co.	4.8%
J.P. Morgan Chase & Co.	4.8%
Allstate Corp.	4.6%
AT&T Corp.	4.4%
El Paso Corp.	4.3%
J.C. Penney Co., Inc.	4.1%
Top Ten Total	49.9%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	24.8%
Technology	15.1%
Materials & Processing	9.7%
Energy	8.2%
Consumer Services	6.6%

PORTFOLIO COMPOSITION

Common Stock	87.2%
Cash Equivalents	12.7%
Corporate Bonds & Notes	0.1%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Renaissance Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.	$4.4 billion
NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
75 (not including short-term instruments)		John Schneider

PIMCO Renaissance Fund turned in strong performance

PIMCO Renaissance Fund turned in a strong performance for the one-year period ended June 30, 2002. The Fund’s Institutional shares posted a gain of 5.89%, significantly outperforming the Russell Mid-Cap Value Index and the Lipper Mid Cap Value Fund Average, which returned 1.92% and –0.11%, respectively.

Fund benefited from strong stock selection

Early in the period, the Fund benefited from its overweight in utilities, as well as strong stock selection in the consumer discretionary and financial services sectors. PG&E, Office Depot and Raytheon all posted strong gains. In the fourth quarter, the Fund benefited from a significant overweight in autos and transportation. In particular, Continental Airlines gained enormous ground in the fourth quarter after being oversold in the wake of the September 11th tragedies. Amid a late-2001 rally, technology stocks also contributed to the Fund’s performance. For example, Maxtor, a computer storage company, rose on optimism that corporate tech spending would increase as the economy improved. Later in the period, PIMCO financial services stocks buoyed the portfolio. In particular, consumer credit companies such as AmeriCredit posted solid gains. These stocks were bid up by investors in anticipation of an economic recovery, which could result in a substantial reduction in future consumer defaults.

Telecom and technology industries hurt Fund performance late in the period

Plagued by accounting issues and a sluggish economy, the overall equity market experienced a difficult second quarter (2002), as did PIMCO Renaissance Fund. In particular, the Fund was hurt by its exposure to the telecommunications industry, especially Worldcom. The company’s stock dropped precipitously on news that its accounting was fraudulent and significantly overstated earnings. The Fund was also hurt by its exposure to cyclical technology stocks, including Micron, Maxtor and Advanced Micro Devices, which investors shunned as the economy sputtered.

Outlook

We remain optimistic that the economy will recover in the near term and, as a result, the portfolio remains positioned pro-cyclically. As always, we will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.

PIMCO Funds Annual Report 6.30.02

PIMCO Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Renaissance Fund Institutional Class (Inception 12/30/97)	5.89%	14.96%	—	—	15.18%
PIMCO Renaissance Fund Administrative Class (Inception 8/31/98)	5.70%	14.80%	—	—	14.91%
Russell Mid-Cap Value Fund	1.92%	5.17%	—	—	—
Lipper Mid-Cap Value Fund Average	–0.11%	7.10%	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Micron Technology, Inc.	5.5%
Liberty Media Corp. ‘A’	5.4%
J.C. Penney Co., Inc.	4.7%
Alcan, Inc.	4.3%
Aetna, Inc.	4.0%
Allstate Corp.	3.9%
PG&E Corp.	3.8%
J.P. Morgan Chase & Co.	3.4%
Household International, Inc.	3.3%
ACE Ltd.	2.9%
Top Ten Total	41.2%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	21.9%
Technology	13.6%
Materials & Processing	12.7%
Energy	10.8%
Consumer Discretionary	7.8%

PORTFOLIO COMPOSITION

Common Stock	99.8%
Corporate Bonds & Notes	0.1%
Convertible Bonds & Notes	0.1%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Growth & Income Fund

OBJECTIVE: Long-term growth of capital; current income is a secondary objective. NUMBER OF SECURITIES IN THE PORTFOLIO: 40 (not including short-term instruments)	PORTFOLIO: Growth stocks and dividend paying securities.	TOTAL NET ASSETS: $76.6 million PIMCO ADVISORS INSTITUTIONAL MANAGER: Ken Corba

Stocks experienced a difficult period

The past year was an extremely volatile time period for stocks. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. In this environment, PIMCO Growth & Income Fund underper-formed its benchmark, the S&P 500 Index, and its Lipper Average for the one-year period ended June 30, 2002. Institutional Class shares returned –23.45% compared to –17.99% and –19.06% for the Index and Average, respectively.

Fund hurt by media stocks early in the period

In the third quarter of 2001, the Fund benefited from its exposure to traditional telecom service providers such as Verizon and SBC Communications. These stocks were popular with investors seeking more defensive positions in a decelerating economic environment. The healthcare sector also positively contributed to the Fund’s performance, with stocks such as Johnson & Johnson, American Home Products and Bristol Myers Squibb posting gains. Still, these gains were eclipsed by losses in media stocks such as Omnicom and AOL Time Warner, which fell lower due to concerns over a weakening consumer.

Fund adopted a defensive approach

Post-September 11th, we took a defensive and yield-oriented approach that underperformed in late 2001 but achieved solid relative results in the first half of 2002. For example, the Fund’s underweighting in the technology sector in the fall—a time when tech stocks experienced a dramatic rally—hurt performance. However, the Fund’s performance greatly benefited from this underweighting in the first half of 2002 as tech stocks fell.

Dividend-paying stocks aided performance

The Fund benefited from its commitment to income-producing stocks in the first half of 2002, particularly REITs, utility stocks and “Old Economy” companies such as General Motors, DuPont and 3M. Aerospace and defense issues also performed well for the Fund, as companies such as Lockheed Martin and General Dynamics experienced an increase in government defense spending and private sector security spending.

We remain committed to income-producing stocks

We remain optimistic that the second half of 2002 could provide a stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue our commitment to investing in dividend-paying companies that exhibit real earnings growth, sound management practices and sustainable competitive advantages.

PIMCO Funds Annual Report 6.30.02

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Growth & Income Fund Institutional Class (Inception 12/28/94)	–23.45%	3.47%	12.22%	—	15.48%
PIMCO Growth & Income Fund Administrative Class (Inception 4/16/01)	–23.69%	3.14%	11.89%	—	15.16%
S&P Mid-Cap 400 Index	–4.73%	6.67%	12.58%	—	—
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Core Fund Average	–19.06%	–9.41%	2.06%	—	—

TOP TEN HOLDINGS

% of Total Investments
Lockheed Martin Corp.	4.5%
Bank of America Corp.	3.2%
First Data Corp.	3.2%
Vornado Realty Trust	3.0%
UnitedHealth Group, Inc.	3.0%
Concord EFS, Inc.	2.9%
Newmont Mining Corp.	2.9%
E.I. du Pont de Nemours & Co.	2.9%
ChevronTexaco Corp.	2.9%
Philip Morris Cos., Inc.	2.9%
Top Ten Total	31.4%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	32.6%
Industrials	9.4%
Materials & Processing	8.7%
Energy	8.0%
Consumer Staples	7.7%

PORTFOLIO COMPOSITION

Common Stock	88.2%
Convertible Bonds & Notes	9.4%
Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility.

6.30.02 PIMCO Funds Annual Report

PIMCO Growth Fund

OBJECTIVE: Long-term growth of capital; income is an incidental consideration. NUMBER OF SECURITIES IN THE PORTFOLIO: 41 (not including short-term instruments)	PORTFOLIO: Primarily common stocks of companies with market capitalizations of at least $5 billion.	TOTAL NET ASSETS: $1.1 billion PIMCO ADVISORS INSTITUTIONAL MANAGER: Ken Corba

Equity markets faced a difficult year

The past year was an extremely volatile time period for the equity marketplace. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. In this difficult environment, PIMCO Growth Fund Institutional Class shares returned –25.42%, closely tracking the Lipper Large-Cap Growth Fund Average.

Technology was the biggest detractor from Fund performance

Technology was the most volatile sector of the marketplace and also the biggest detractor from Fund performance over the past year. When the stock market reopened post-September 11th, tech stocks were hit particularly hard and the Fund suffered. In the fourth quarter of 2001, the Fund benefited from its tech exposure, as the sector experienced a dramatic rally. During the first and second quarters of 2002, tech resumed its downward spiral as a result of weaker-than-expected demand for PCs, software and semiconductors.

Strong consumer spending aided performance

The consumer sector has been a continual bright spot for the Fund, as consumer spending remained strong for the bulk of the past year. In the third quarter of 2001, consumer staples such as Pepsi and Johnson & Johnson posted solid gains for the Fund. Consumer cyclicals such as Kohl’s department stores performed well in the fourth quarter thanks to a better-than-expected holiday shopping season. Consumer strength carried over into 2002 as Fund holdings such as Wal-Mart and Target posted solid gains.

Healthcare posted two solid quarters

Healthcare holdings were also a bright spot for the Fund during the third quarter of 2001 and the first quarter of 2002, as investors sought refuge in more defensive sectors of the marketplace. Cardinal Health, Baxter International and United Health Group all posted solid gains for the Fund in both quarters.

A second half recovery remains a possibility

We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.

PIMCO Funds Annual Report 6.30.02

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Growth Fund Institutional Class (Inception 3/31/99)	–25.42%	–12.42%	—	—	13.39%
PIMCO Growth Fund Administrative Class (Inception 3/31/99)	–25.65%	–12.74%	—	—	13.09%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	—	—	—

TOP TEN HOLDINGS

% of Total Investments
First Data Corp.	5.1%
Lockheed Martin Corp.	4.8%
UnitedHealth Group, Inc.	4.2%
Wal-Mart Stores, Inc.	3.8%
Microsoft Corp.	3.7%
Johnson & Johnson	3.6%
Tenet Healthcare Corp.	3.3%
Bank of America Corp.	3.2%
Kohl’s Corp.	3.2%
Illinois Tool Works, Inc.	3.1%
Top Ten Total	38.0%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	25.3%
Healthcare	18.2%
Consumer Discretionary	14.6%
Technology	13.7%
Consumer Staples	8.6%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35–50 stocks.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value .

6.30.02 PIMCO Funds Annual Report

PIMCO Select Growth Fund

OBJECTIVE:	PORTFOLIO	TOTAL NET ASSETS:
Long-term growth of capital; income is an incidental consideration.	Primarily common stocks of companies with market capitalizations of at least $10 billion.	$40.9 million
NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
17 (not including short-term instruments)		Ken Corba

Ongoing volatility plagued the equity markets

The past year was an extremely volatile time period for the equity marketplace, with any significant rally being met with an even more potent rundown. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. PIMCO Select Growth Fund had a turbulent one-year period, with Institutional Class shares returning –26.11%. These results were closely in line with the Lipper Large-Cap Growth Fund Average.

Technology exposure weighed heavily on Fund performance

Technology was the most volatile sector of the marketplace and our exposure to tech stocks contributed the most to the Fund’s negative results. Tech stocks were particularly hard-hit by the September 11th fallout, and the Fund suffered accordingly. In the fourth quarter of 2001, the Fund benefited from its exposure to the tech sector. During the first and second quarters of 2002, tech resumed its downward spiral as a result of weaker-than-expected demand for PCs, software, and semiconductors.

Strong consumer spending aided results

The consumer sector continued to be an area of strength for the Fund, as consumer spending remained strong for the bulk of the past year. In the third quarter of 2001, consumer staples such as Pepsi and Johnson & Johnson posted solid gains for the Fund. Consumer cyclicals such as Kohl’s department stores performed well in the fourth quarter thanks to a better-than expected holiday shopping season. Consumer strength carried over into 2002 as Fund holdings such as Wal-Mart and Target saw significant gains.

Healthcare rallied in 2002

During the third quarter of 2001 and the first quarter of 2002, healthcare stocks rallied as investors sought refuge in more defensive sectors of the marketplace. Cardinal Health, Baxter International and United Health Group all posted solid gains for the Fund in both quarters.

A second half recovery remains possible

We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.

PIMCO Funds Annual Report 6.30.02

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Select Growth Fund Institutional Class (Inception 12/28/94)	–26.11%	–17.55%	0.09%	—	7.40%
PIMCO Select Growth Fund Administrative Class (Inception 5/31/95)	–26.33%	–17.79%	–0.21%	—	7.10%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	0.80%	—	—

TOP TEN HOLDINGS

% of Total Investments
Lockheed Martin Corp.	8.5%
UnitedHealth Group, Inc.	7.8%
Concord EFS, Inc.	7.3%
Wal-Mart Stores, Inc.	6.7%
Microsoft Corp.	6.6%
First Data Corp.	6.4%
Bank of America Corp.	6.0%
Viacom, Inc.	5.4%
Cisco Systems, Inc.	5.1%
Citigroup, Inc.	4.7%
Top Ten Total	64.5%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	28.6%
Technology	14.9%
Consumer Discretionary	14.6%
Aerospace	12.4%
Healthcare	11.3%

PORTFOLIO COMPOSITION

Common Stock	91.2%
Cash Equivalents	8.8%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.

Past performance is no guarantee of future results. The Fund concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest up to 25% of its assets in foreign securities, which may entail greater risk due to foreign economic and political developments.

6.30.02 PIMCO Funds Annual Report

PIMCO Target Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no consideration is given to income.	Primarily common stocks of companies with market capitalizations of between $1 billion and $10 billion.	$1.1 billion
NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
75 (not including short-term instruments)		Jeff Parker

Fund endured a difficult period for growth stocks

PIMCO Target Fund, like most equity mutual funds, absorbed losses over the tumultuous third quarter of 2001. The Fund showed resilience in the fourth quarter, outperforming its index and closely tracking its Lipper Average. Unfortunately, the Fund was hurt in the first half of 2002, as the stock market in general—and growth investing in particular—suffered significant losses.

Industrials and financial services hurt early performance

Areas of disappointment for the Fund over the third quarter of 2001 included the industrial and financial services sectors. The industrial sector’s under-performance can be attributed to the portfolio’s exposure to the airline industry. In the financial services sector, Providian and Americredit struggled and were subsequently sold due to consumers’ concerns over declining credit quality. On a positive note, the Fund benefited from its overweighting of the healthcare sector.

The Fund benefited from the fourth quarter market rebound

The Fund benefited from an overweighting in the tech sector at a time when tech stocks experienced a significant rally. The Fund also benefited from its exposure to consumer cyclicals as a result of continued consumer strength. Performance was hampered mostly by the healthcare sector, an area eschewed by investors in favor of more aggressive industries.

Fund was punished by market downturn in first half of 2002

The stock market downturn in the first half of 2002 negatively affected performance. In particular, the Fund was hurt by its exposure to the technology sector, which experienced significant losses, especially in the second quarter. Bright spots for the Fund included healthcare, which benefited from solid fundamentals in the HMO and medical devices industries, and consumer cyclicals, which were helped by stalwart consumer spending.

A recovery could favor smaller-cap stocks

While negativity and pessimism are pervasive in the equity markets, we believe that the economy is steadily improving and at some point the equity markets should follow. We anticipate maintaining a defensive posture until a recovery in the equity marketplace gains traction, but we remain optimistic that, once a recovery begins, small- and mid-cap stocks could outperform.

PIMCO Funds Annual Report 6.30.02

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Target Fund Institutional Class (Inception 3/31/99)	–30.77%	–1.58%	—	—	12.78%
PIMCO Target Fund Administrative Class (Inception 3/31/99)	–30.95%	–1.54%	—	—	12.61%
S&P Mid-Cap 400 Index	–4.73%	6.67%	—	—	—
Lipper Mid-Cap Growth Fund Average	–25.20%	–5.49%	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Laboratory Corp. of America Holdings	3.0%
The BISYS Group, Inc.	3.0%
AmerisourceBergen Corp.	2.9%
Concord EFS, Inc.	2.6%
THQ, Inc.	2.5%
Royal Caribbean Cruises Ltd.	2.3%
SPX Corp.	2.2%
Apollo Group, Inc. ‘A’	1.9%
Linens ‘n Things, Inc.	1.9%
Affiliated Computer Services, Inc. ‘A’	1.8%
Top Ten Total	24.1%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Technology	23.8%
Health Care	18.3%
Consumer Discretionary	15.8%
Financial & Business Services	14.5%
Consumer Services	9.2%

PORTFOLIO COMPOSITION

Common Stock	92.2%
Cash Equivalents	6.5%
Convertible Bonds & Notes	1.3%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund seeks to invest in mid-cap companies that create wealth for investors over the long term. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately 40–60 holdings.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility.

6.30.02 PIMCO Funds Annual Report

PIMCO Opportunity Fund

OBJECTIVE: Capital appreciation; no consideration is given to income.	PORTFOLIO: Primarily common stocks of companies with market capitalizations of between $100 million and $2 billion.	TOTAL NET ASSETS: $324.0 million
NUMBER OF SECURITIES IN THE PORTFOLIO: 98 (not including short-term instruments)		PIMCO ADVISORS INSTITUTIONAL MANAGER: Michael Gaffney

Fund outperformed its benchmark and peer group for the year

The past year proved to be a very difficult period for stocks. Despite a fourth quarter reprieve, concerns over valuation, terrorism and accounting scandals weighed heavily on the equity marketplace for much of the year. However, PIMCO Opportunity Fund did manage to outpace its Lipper Average and the Russell 2000 Growth Index for the one-year period. Institutional Class shares returned –20.85% compared to –25.01% and –22.23% for the Index and Average, respectively.

Technology hampered Fund performance

Early in the period, technology exposure hurt performance as operating fundamentals failed to stabilize. However, the Fund greatly benefited from its exposure to technology in the fourth quarter, as tech experienced a dramatic rally. Technology started trending downward midway through the first quarter—as corporate tech spending failed to materialize—and continued this downtrend throughout the first half of 2002, dragging down the portfolio’s performance.

Healthcare was an overall bright spot for the Fund

Over the past year, many healthcare issues performed well for the Fund, due in part to the economically defensive nature of the sector. Not surprisingly, healthcare was one of the few bright spots during the two worst quarters for equity investing over the past 12 months: third quarter 2001 and second quarter 2002. Exposure to the riskier side of the sector through biotechnology issues hampered Fund performance in the second quarter, as a result of diminished visibility on drug approvals by the Food and Drug Administration (FDA).

Consumer stocks aided results

The consumer sector also played a significant role in Fund performance over the past year. Cyclical consumer stocks hurt performance in the third quarter of 2001 as the outlook for the economy worsened. However, consumer confidence strengthened early in the fourth quarter, giving a boost to the holiday shopping season and resulting in solid returns for the Fund in the consumer discretionary sector through the first quarter of 2002.

A recovery could bode well for small-cap investing

While corporate disclosure and accounting issues have continued to fuel market volatility, it’s important to note that the overall economy is showing signs of improvement. We remain optimistic that an equity market recovery could gain traction in the second half of 2002, and that, in this environment, smaller-capitalization growth issues could perform well.

PIMCO Funds Annual Report 6.30.02

PIMCO Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Opportunity Fund Institutional Class (Inception 3/31/99)	–20.85%	–3.95%	—	—	14.09%
PIMCO Opportunity Fund Administrative Class (Inception 3/31/99)	–21.06%	–4.05%	—	—	13.83%
Russell 2000 Growth Index	–25.01%	–9.63%	—	—	—
Russell 2000 Index	–8.60%	1.67%	—	—	—
Lipper Small-Cap Growth Fund Average	–22.23%	–1.42%

TOP TEN HOLDINGS

% of Total Investments
Genesco, Inc.	2.3%
Overture Services, Inc.	2.3%
Duane Reade, Inc.	2.1%
Linens ‘n Things, Inc.	1.9%
Corporate Executive Board Co.	1.7%
RARE Hospitality International, Inc.	1.7%
Chesapeake Energy Corp.	1.6%
THQ, Inc.	1.6%
Caci International, Inc.	1.6%
Skywest, Inc.	1.5%
Top Ten Total	18.3%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Consumer Discretionary	20.0%
Technology	18.8%
Consumer Services	12.7%
Healthcare	11.9%
Energy	9.1%

PORTFOLIO COMPOSITION

Common Stock	98.4%
Cash Equivalents	1.6%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund invests in companies that are experiencing surprisingly strong earnings growth. The manager’s thorough, bottom-up analysis combines quantitative and qualitative criteria to result in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio’s risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility.

6.30.02 PIMCO Funds Annual Report

PIMCO Innovation Fund

OBJECTIVE: Capital appreciation; no consideration is given to income.	PORTFOLIO: Primarily common stocks of technology-related companies with market capitalizations of more than $200 million.	TOTAL NET ASSETS: $1.0 billion
NUMBER OF SECURITIES IN THE PORTFOLIO: 75 (not including short-term instruments)		PIMCO ADVISORS INSTITUTIONAL MANAGER: Dennis McKechnie

Fund caught in tech downdraft

Despite posting strong relative returns in the fourth quarter of 2001 and the first quarter of 2002, PIMCO Innovation Fund underperformed the S&P 500 Index and its Lipper Average for the 12-month period ended June 30, 2002.

Ongoing volatility plagued the sector

Volatility was a continuous problem for the tech sector during the past year. Concerns over a decelerating economy wreaked havoc on the tech sector over the third quarter of 2002. And this damage to the sector was only accelerated by the tragic events of September 11th. While the sector did experience a dramatic turnaround later in the fall, tech stocks gave back all of these gains and more in the first half of 2002.

Strong, year-end results were overshadowed by 2002 difficulties

PIMCO Innovation Fund’s results were boosted by the fall tech rally, and in fact, the Fund posted strong gains at that time, outperforming both the NASDAQ Composite Index and its Lipper Average while experiencing its largest quarter-end returns since December 1999. However, what worked well for us early in the one-year period actually hurt us later on. This was directly related to a change in investor sentiment during the first half of 2002. Specifically, the Fund’s overweight position in semiconductors and software stocks initially helped then hurt performance. Investors bid up these stocks early in 2002 as the economy appeared to be recovering, potentially leading to increased corporate IT spending. When it became clear that the recovery would be more sluggish than anticipated, investors abandoned these areas of the market, causing prices to fall.

Corporate IT spending remains key to recovery

Demand is the biggest issue facing technology vendors right now. Therefore, it is important to keep an eye on the health of these vendors’ customers—the corporations. Their health is, in turn, dependent on the health of consumers, which has tapered off over the past few months. If this proves to be a temporary pause, as evidence suggests, then corporate profits could continue their recovery, and spending could recover in aggregate after a few quarters. At that point tech companies could again enjoy the positive side of their operating leverage.

Growth potential remains for long-term investors

In this environment, we remain cautiously optimistic about the technology sector. While we don’t expect a recovery for tech stocks overnight, we remain confident that these issues offer significant growth potential and will resume their outperformance over the longer term.

PIMCO Funds Annual Report 6.30.02

PIMCO Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Innovation Fund Institutional Class (Inception 3/05/99)	–51.92%	–22.45%	—	—	10.03%
PIMCO Innovation Fund Administrative Class (Inception 3/10/00)	–52.05%	—	—	—	9.81%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Science & Technology Fund Average	–44.60%	–21.16%	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Taiwan Semiconductor Mfg. Co.	4.3%
Nokia Oyj SP - ADR	3.5%
Micron Technology, Inc.	3.4%
Intel Corp.	3.2%
Texas Instruments, Inc.	3.0%
QUALCOMM, Inc.	2.8%
Yahoo, Inc.	2.7%
Cisco Systems, Inc.	2.5%
Microsoft Corp.	2.4%
Teradyne, Inc.	2.4%
Top Ten Total	30.2%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Technology	92.4%
Communications	3.5%
Financial & Business Services	2.1%
Consumer Discretionary	0.8%
Healthcare	0.1%

PORTFOLIO COMPOSITION

Common Stock	98.9%
Cash Equivalents	1.1%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPO’s. Because this Fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund’s multiple-year results.

6.30.02 PIMCO Funds Annual Report

PIMCO Global Innovation Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no consideration is given to income.	Primarily common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million.	$100.4 million
NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGERS:
67 (not including short-term instruments)		Dennis McKechnie Jiyoung Kim

Technology stocks gave back large fourth quarter gains

As the economy struggled to gain traction in 2002, investors eschewed tech issues for more defensive, lower-risk sectors of the marketplace. In this environment, PIMCO Global Innovation Fund gave back the remainder of its strong post-September 11th gains, as an overall market decline hit the technology sector particularly hard. For the one-year period ended June 30, 2002, Institutional Class shares returned –46.57%, much in line with the average Lipper Science & Technology Fund, which returned –44.60%.

Early results were mostly disappointing

Virtually every industry within technology performed poorly during the third quarter of 2001. During this period, the Fund’s non-tech innovators posted the best relative returns. For example, the Fund benefited from its exposure to biotech stocks, which proved popular with investors—especially amidst growing concerns over bioterrorism.

Fourth quarter equity rally boosted tech considerably

The strong tech rally in the fourth quarter of 2001 propelled the Fund’s returns upward. Semiconductor issues performed particularly well. Specifically, a number of chip makers benefited from the fact that consumer spending patterns shifted away from travel and apparel to more stay-at-home type purchases such as video games, digital cameras, and personal computers—all of which utilize chips. Software stocks also contributed to performance as investors became more optimistic about corporate software purchasing. Siebel Systems posted strong gains on word that it had closed a number of large deals in the fourth quarter and would be introducing new products and upgrades in the near future.

Second half dampened by weak IT spending

Semiconductor issues continued to perform well in the first quarter of 2002, as an anticipated economic recovery fueled investor interest in this industry. Software stocks also performed well as investors anticipated that Fortune 500 companies could start recommitting dollars to new software projects as the economy improved. However, the Fund’s relative overweighting in software and semiconductors was the biggest detractor from performance in the second quarter as an expected uptick in corporate information technology (IT) spending never materialized.

Future growth potential still seen in technology

In this environment, we remain cautiously optimistic about the technology sector. While an overnight recovery for tech stocks is not expected, we are confident that these issues offer significant growth potential and could resume their outperformance over the longer term.

PIMCO Funds Annual Report 6.30.02

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Global Innovation Fund Institutional Class (Inception 3/31/00)	–46.57%	—	—	—	–21.92%
NASDAQ Composite Index	–32.28%	—	—	—	—
Lipper Science & Technology Fund Average	–44.60%	—	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Cisco Systems, Inc.	3.5%
Microsoft Corp.	3.4%
Oracle Corp.	3.3%
United Microelectronics Corp. SP - ADR	3.1%
Intel Corp.	3.0%
LG Electronics, Inc.	3.0%
Taiwan Semiconductor Manufacturing Co.	2.9%
Samsung Electronics Co. Ltd.	2.9%
Micron Technology, Inc.	2.8%
QUALCOMM, Inc.	2.7%
Top Ten Total	30.6%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Technology	71.2%
Healthcare	4.5%
Communications	3.5%
Financial & Business Services	2.5%
Capital Goods	2.2%

PORTFOLIO COMPOSITION

Common Stock	88.5%
Cash Equivalents	11.5%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO’s. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. To date, the Fund’s performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size.

6.30.02 PIMCO Funds Annual Report

PIMCO Mega-Cap Fund

OBJECTIVE: Long-term growth of capital. NUMBER OF SECURITIES IN THE PORTFOLIO: 46 (not including short-term instruments)	PORTFOLIO: Common stocks of companies with very large market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.	TOTAL NET ASSETS: $1.9 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: David Breed William Bannick Katherine Burdon Peter McManus

Fund posts loss in poor stock market climate

In a tumultuous stock market environment, which proved especially difficult for large-cap stocks, PIMCO Mega-Cap Fund’s Institutional Class shares returned –26.23% for the one-year period ended June 30, 2002. The Fund underperformed the S&P 500 Index, which returned –17.99% for the same period but closely tracked its Lipper Average, which returned –25.48%.

Fund’s defensive posture helped results

Early in the period, the Fund weathered a volatile climate by maintaining a defensive growth posture. The Fund’s significant underweighting of technology and overweighting of healthcare, a defensive area of the economy, positively contributed to performance. In fact, the Fund was consistently underweight in technology over the past year, as we did not find sufficient evidence of sustained earnings growth in the sector. This underweighting—while a detriment to Fund performance during the dramatic fourth quarter tech rally—proved a significant benefit to the Fund during the rest of the year as concerns over tech valuations continued to weigh down prices in the sector.

Consumer discretionary sector aided performance

During the powerful fourth quarter stock market rally, the consumer discretionary sector was the most positive contributor to performance. Benefiting from renewed consumer confidence, retailers such as Best Buy, Kohl’s and Target all posted strong gains. While consumer buying remained robust in the first quarter of 2002, it became more price-sensitive. In this environment, discount retailers performed well, as did lower-priced restaurants.

Pharmaceutical holdings hindered the portfolio

Large-cap pharmaceutical holdings, such as Pfizer and Wyeth, hurt performance in the second quarter of 2002, as this area of the healthcare market suffered. A host of company-specific problems hurt specific issues and weighed on the industry as a whole.

We continue our focus on reasonably priced growth stocks

We are still waiting for a sustained economic recovery to emerge, but are optimistic that it is close at hand. We believe our continued focus on seeking reasonably valued stocks with solid growth prospects will serve investors well in a recovery environment.

PIMCO Funds Annual Report 6.30.02

PIMCO Mega-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Mega-Cap Fund Institutional Class (Inception 8/31/99)	–26.23%	—	—	—	–14.74%
S&P 500 Index	–17.99%	—	—	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	—	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Microsoft Corp.	5.4%
Wal-Mart Stores, Inc.	3.2%
General Electric Co.	2.9%
American International Group, Inc.	2.9%
Allergan, Inc.	2.8%
Viacom, Inc. ‘A’	2.8%
Johnson & Johnson	2.7%
Bed, Bath & Beyond, Inc.	2.6%
Pfizer, Inc.	2.6%
Wellpoint Health Networks, Inc.	2.5%
Top Ten Total	30.4%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Healthcare	26.3%
Technology	20.6%
Consumer Discretionary	22.0%
Consumer Staples	9.0%
Financial & Business Services	8.8%

PORTFOLIO COMPOSITION

Common Stock	92.6%
Cash Equivalents	7.4%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of the 250 largest publicly traded U.S. companies (by market capitalization). In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Capital Appreciation Fund

OBJECTIVE: Growth of capital. NUMBER OF SECURITIES IN THE PORTFOLIO: 94 (not including short-term instruments)	PORTFOLIO: Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market.	TOTAL NET ASSETS: $682.6 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: David Breed William Bannick Katherine Burdon Peter McManus

PIMCO Capital Appreciation outperformed for the year

The past year was an extremely volatile time period for equity investing overall. Despite this volatility, PIMCO Capital Appreciation Fund’s Institutional Class shares managed to outperform both its Lipper category and the S&P 500 for the year.

An underweighting in tech aided relative performance

The Fund was consistently underweight in technology over the past year, as we did not find sufficient evidence of sustained earnings growth in the sector. This underweighting—while a detriment to Fund performance during the dramatic fourth quarter tech rally—proved a significant benefit to the Fund during the rest of the year as concerns over tech valuations continued to weigh down prices in the sector.

The Fund benefited from a strong consumer

During the first quarter of 2002, consumer spending remained robust but became more price sensitive. In this environment, discount retailers such as Best Buy and Kohl’s performed well, as did lower priced restaurants such as those operated by Tricon Global (Pizza Hut, Taco Bell and Kentucky Fried Chicken). In the second quarter, the consumer cyclical sector boosted Fund performance.

Falling interest rate environment boosted financials

The falling interest rate environment benefited financial services holdings during the second half of 2001. In the third quarter, companies such as Washington Mutual and Federal Home Loan Mortgage posted solid gains. In the fourth quarter, insurance holdings such as St. Paul Companies benefited from a rise in premiums in the wake of September 11th.

We continue our focus on reasonably priced growth stocks

We are still waiting for a sustained economic recovery to emerge but are optimistic that it is close at hand. We believe our continued focus on seeking reasonably valued stocks with solid growth prospects has been crucial to the Fund’s performance during the economic downturn, and we are confident that it will enable the Fund to continue its outperformance in a recovery environment.

PIMCO Funds Annual Report 6.30.02

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Capital Appreciation Fund Institutional Class (Inception 3/08/91)	–16.08%	–2.06%	6.67%	13.59%	13.36%
PIMCO Capital Appreciation Fund Administrative Class (Inception 7/31/96)	–16.28%	–2.30%	6.39%	—	13.08%
S&P 500 Index	–17.99%	–9.18%	3.66%	11.43%	—
Lipper Large-Cap Core Fund Average	–19.06%	–9.41%	2.06%	9.57%	—

TOP TEN HOLDINGS

% of Total Investments
Microsoft Corp.	2.9%
American International Group, Inc.	2.3%
Wal-Mart Stores, Inc.	2.2%
Citigroup, Inc.	2.0%
Johnson & Johnson	1.7%
General Electric Co.	1.6%
King Pharmaceuticals, Inc.	1.3%
Lehman Brothers Holdings, Inc.	1.3%
Centex Corp.	1.2%
Anheuser-Busch Cos., Inc.	1.2%
Top Ten Total	17.7%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Healthcare	17.5%
Financial & Business Services	18.1%
Consumer Discretionary	14.7%
Technology	14.7%
Consumer Staples	8.7%

PORTFOLIO COMPOSITION

Common Stock	94.4%
Cash Equivalents	5.6%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Mid-Cap Fund

OBJECTIVE: Growth of capital. NUMBER OF SECURITIES IN THE PORTFOLIO: 99 (not including short-term instruments)
PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $500 million (excluding the largest 200 companies) that have improving fundamentals and whose stock is reasonably valued by the market.

TOTAL NET ASSETS: $891.2 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: Katherine Burdon William Bannick David Breed Peter McManus

Volatility pervaded the equity marketplace

The past year was an extremely volatile period for the overall equity marketplace, with concerns over valuation, terrorism and accounting scandals weighing heavily on the minds of investors.

Earnings concerns still loomed in technology

Technology was the most volatile sector of the marketplace over the past four quarters. PIMCO Mid-Cap Fund benefited from an underweight exposure to the tech sector during the third quarter of 2001 and the second quarter of 2002 when tech stocks experienced a dramatic downturn. However, the Fund’s underweighting of tech detracted from performance during the fourth quarter as tech experienced a dramatic rally. The Fund is maintaining an underexposure to this sector, as we don’t see solid prospects for real earnings growth in the near term.

Financial services exposure helped then hindered performance

The financial services sector played a significant role in the Fund’s performance over the past year. An overweighting in financial services issues boosted performance during the third and fourth quarters of 2001 as companies like Dime Bancorp, USA Education and AmeriCredit benefited from the falling interest rate environment. Conversely, the financial services sector weighed down returns over the second quarter of 2002 as insurance holdings began losing their post-September 11th pricing power.

Continued consumer strength was the biggest contributor to Fund performance

The Fund benefited from its exposure to both consumer staples and consumer discretionary stocks. In the third quarter, the Fund’s exposure to the consumer staples sector aided performance as stocks such as McCormick and Pepsi proved attractive in a decelerating economic environment. In the first and second quarters of 2002, consumer discretionary stocks boosted the Fund’s performance, as consumer spending remained strong. Companies ranging from Best Buy to Williams Sonoma to International Game Technology, a casino gaming company, all posted solid gains during 2002.

Anticipating a muted market recovery

We believe that the Fund’s growth-at-a-reasonable-price investment philosophy has been a key factor in buffering the downside impact of this recession. We anticipate that the stock market will only experience a muted recovery but are optimistic that, in this environment, the Fund will continue to benefit from its investment philosophy.

PIMCO Funds Annual Report 6.30.02

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Mid-Cap Fund Institutional Class (Inception 8/26/91)	–14.71%	2.88%	6.63%	13.20%	12.85%
PIMCO Mid-Cap Fund Administrative Class (Inception 11/30/94)	–15.10%	2.57%	6.36%	—	12.56%
Russell Mid-Cap Index	–9.22%	1.07%	7.51%	12.77%	—
Lipper Mid-Cap Core Fund Average	–11.27%	3.23%	7.47%	12.32%	—

TOP TEN HOLDINGS

% of Total Investments
GreenPoint Financial Corp.	1.4%
Apollo Group, Inc. ‘A’	1.3%
Ocean Energy, Inc.	1.3%
King Pharmaceuticals, Inc.	1.3%
General Growth Properties, Inc.	1.3%
Pactiv Corp.	1.3%
Omnicare, Inc.	1.3%
Constellation Brands, Inc. ‘A’	1.3%
St. Jude Medical, Inc.	1.2%
Lennar Corp.	1.2%
Top Ten Total	12.9%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Consumer Discretionary	17.5%
Financial & Business Services	16.8%
Healthcare	13.5%
Technology	11.5%
Consumer Services	8.0%

PORTFOLIO COMPOSITION

Common Stock	94.5%
Cash Equivalents	5.5%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Micro-Cap Fund

OBJECTIVE: Long-term growth of capital. NUMBER OF SECURITIES IN THE PORTFOLIO: 69 (not including short-term instruments)	PORTFOLIO: Common stocks of companies with market capitalizations of less than $250 million that have improving fundamentals and whose stock is reasonably valued by the market.	TOTAL NET ASSETS: $248.7 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: David Breed William Bannick Katherine Burdon Peter McManus

The Fund considerably outperformed its Lipper Average and Index

The past year has been an extremely turbulent period for the equity marketplace as concerns over valuation, corporate accounting, and terrorism continued to exert pressure on stock prices. However, compared to most sectors of the equity marketplace, small-cap issues fared relatively well. PIMCO Micro Cap Fund performed particularly well over the past year, returning 4.95% and outperforming the Russell 2000 Index (–8.60%) and its Lipper Average (–22.23%) by a wide margin.

Technology continued its volatile run

Technology exposure had a strong impact on Fund performance for the year. A significant factor in relative outperformance for the third quarter was an underweighting in technology stocks, which suffered losses in the wake of disappointing earnings. While this underweight detracted from portfolio performance during the fourth quarter 2001 tech rally, our positioning proved prescient later in 2002. Tech stocks declined in the first and second quarters of 2002 as an anticipated uptick in demand for technology never materialized.

A strong consumer boosted performance for the year

The consumer discretionary sector was the biggest contributor to outperformance over the year. While the sector struggled during the weakening economic environment of the third quarter of 2001, consumer sentiment strengthened in the fourth quarter and held form throughout the rest of the year. In the fourth quarter, discount clothing retailers such as Christopher & Banks gained sharply. In the second quarter of 2002, a relative overweighting in casino and gaming stocks benefited the Fund, as a cooperative agreement between Shufflemaster and International Game Technology was lucrative for both holdings.

Regional banks provided mixed results

The financial services sector produced varied results for the Fund. In the third quarter of 2001, the Fund benefited from an anticipated surge in refinancing activity through exposure to BankAtlantic and Commonwealth Bancorp. However, in the fourth quarter the sector underperformed, as investors believed the benefits of the low interest rate environment had run their course. In the second quarter of 2002, the Fund benefited from its exposure to regional savings and loans such as Alabama National and UCBH. Both banks saw strong deposit and loangrowth coupled with increasing credit quality.

We anticipate a muted economic recovery

We believe that the Fund’s growth-at-a-reasonable-price investment philosophy has been a key factor in buffering the downside impact of this recession. We anticipate a muted stock market recovery but are optimistic that, in this environment, small-cap investing—with a focus on earnings and valuation—could continue to benefit the Fund.

PIMCO Funds Annual Report 6.30.02

PIMCO Micro-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Micro-Cap Fund Institutional Class (Inception 6/25/93)	4.95%	11.19%	9.97%	—	15.43%
PIMCO Micro-Cap Fund Administrative Class (Inception 4/1/96)	4.65%	10.92%	9.70%	—	15.15%
Russell 2000 Index	–8.60%	1.67%	4.44%	—	—
Lipper Small-Cap Core Fund Average	–22.23%	–1.42%	3.52%	—	—

TOP TEN HOLDINGS

% of Total Investments
Silgan Holdings, Inc.	2.7%
Alloy, Inc.	2.4%
Take Two Interactive Software	2.3%
UCBH Holdings, Inc.	2.3%
Dianon Systems, Inc.	2.2%
GulfMark Offshore, Inc.	2.2%
Evergreen Resources, Inc.	2.1%
Itron, Inc.	2.1%
Methode Electrics, Inc.	2.1%
Advanced Neuromodulation Systems, Inc.	2.0%
Top Ten Total	22.4%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	20.6%
Consumer Discretionary	18.9%
Healthcare	18.4%
Technology	16.2%
Consumer Services	8.8%

PORTFOLIO COMPOSITION

Common Stock	98.4%
Cash Equivalents	1.6%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of U.S. companies with market capitalizations less than $250 million. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 3% of the total portfolio.

Past performance is no guarantee of future results. The Fund may invest up to 65% in smaller cap stocks and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Equity Income Fund

OBJECTIVE: Current income as a primary objective; long-term growth of capital is a secondary objective.	PORTFOLIO: Income producing common stock of companies with market capitalizations of more than $2 billion.	TOTAL NET ASSETS: $40.5 million
NUMBER OF SECURITIES IN THE PORTFOLIO: 41 (not including short-term instruments)		PIMCO ADVISORS INSTITUTIONAL MANAGERS: Ben Fischer Chris Najork

Fund turned in solid performance

Despite a difficult environment for equities, PIMCO Equity Income Fund turned in a solid performance for the one-year period ended June 30, 2002. The Institutional Fund’s Class shares gained 0.96% during this period, dramatically outperforming the S&P 500 Index, which returned –17.99%, and its Lipper Average, which returned –10.33% for the same period.

Stock selection, strong consumer boosted early results

In the extremely volatile third quarter of 2001, Fund performance was significantly aided by stock selection. Standouts for the Fund included defense contractor Northrop Grumman, grocery wholesaler and retailer SUPERVALU as well as Deluxe, a check printing and business services company. In the fourth quarter of 2001, consumer confidence and spending proved to be strong, and the Fund benefited from owning stocks with exposure to the consumer. For example, Sears, Whirlpool and VF Corp., one of the largest apparel manufacturers, all posted solid gains as investors bid up these stocks.

Financial services, utility holdings helped second half performance

Stock selection in the financial services and utility sectors were the greatest contributors to the Fund’s outperformance during the first quarter of 2002. In particular, Washington Mutual was a standout performer in the financial services sector, benefiting from the continued low interest rate environment. One area of disappointment for the Fund was the energy sector. Although it performed well in the first quarter, the sector was hurt in the second quarter by a drop in the price of oil. CMS Energy, an energy supply and services company, pulled down the portfolio’s performance at that time.

Staying the course

Despite the general economic uncertainty, we continue to execute our time-tested value philosophy that is anchored in three main tenets: purchasing real companies with real cash flow at undervalued prices, purchasing companies that pay dividends, and purchasing a well-diversified group of companies. Looking ahead, we are confident that our strategy will help the Fund to weather the volatile market environment and benefit as the economic recovery takes shape.

PIMCO Funds Annual Report 6.30.02

PIMCO Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Equity Income Fund Institutional Class (Inception 5/08/00)	0.96%	—	—	—	11.85%
PIMCO Equity Income Fund Administrative Class (Inception 5/8/00)	0.67%	—	—	—	11.55%
S&P 500 Index	–17.99%	—	—	—	—
Lipper Equity Income Fund Average	–10.33%	—	—	—	—

TOP TEN HOLDINGS

% of Total Investments
RJ Reynolds Tobacco Holdings, Inc.	4.1%
KeyCorp	4.0%
Verizon Communications, Inc.	3.8%
Union Planters Corp.	3.8%
Lincoln National Corp.	3.7%
Eastman Kodak Co.	3.7%
SUPERVALU, Inc.	3.7%
VF Corp.	3.5%
Deluxe Corp.	3.5%
ConAgra Foods, Inc.	2.3%
Top Ten Total	36.1%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	31.1%
Consumer Staples	14.1%
Energy	12.1%
Utilities	9.2%
Capital Goods	5.8%

PORTFOLIO COMPOSITION

Common Stock	96.1%
Cash Equivalents	3.9%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

6.30.02 PIMCO Funds Annual Report

PIMCO Basic Value Fund

OBJECTIVE: Long-term growth of capital and income. NUMBER OF SECURITIES 40 (not including short-term instruments)	PORTFOLIO: Common stocks of companies with market capitalizations of more than $2 billion that are undervalued relative to the market and their industry groups.	TOTAL NET ASSETS: $1.8 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: Ben Fisher Chris Najork Paul Magnuson

Fund solidly outperformed its index

For the one-year period ended June 30, 2002, PIMCO Basic Value Fund turned in a solid performance, gaining 6.40% in a difficult environment for equities. The Fund also significantly outperformed its benchmark, the Russell Mid-Cap Value Index, which gained 1.92%.

Fund benefited from strong stock selection

The Fund’s performance in the second half of 2001 was helped by strong stock selection. Stock selection was particularly good in the consumer cyclicals and financial services sectors. In the third quarter of 2001, exposure to consumer staples also positively contributed to the Fund’s performance, with UST, SUPERVALU, Pepsi Bottling and ConAgra all posting strong gains.

Lack of tech exposure was an overall positive

The Fund was hurt in the fourth quarter of 2001 by a miniscule exposure to the tech sector, which experienced a strong rally. However, the Fund’s performance was aided by its dramatic underweighting in technology in 2002, as tech stocks were hit hard during this period. The Fund remains dramatically underweight tech stocks, as we believe their valuations are extremely high, and their earnings sustainability is very questionable.

Consumer staples aided performance while energy disappointed

The Fund benefited from its exposure to the consumer staples industry in the first half of 2002, as investors flocked to defensive stocks in the market turmoil. Standouts in this sector included Pepsi Bottling Group, ConAgra and Fortune Brands. One area of disappointment for the Fund was the energy sector. While energy stocks performed well in the first quarter of 2002, they fell in the second quarter along with crude oil prices. In particular, Valero Energy posted significant losses.

Value characteristics of Fund remain strong

As we begin the third quarter of 2002, both the valuation and the dividend yield on the Fund is more attractive than at the start of the second quarter. And even though the Fund outperformed the Russell Mid-Cap Value Index by a considerable amount in the second quarter, the P/E ratio of the Fund relative to that benchmark remains favorable. As a result, we remain optimistic that value stocks could continue their strong performance, and that PIMCO Basic Value Fund is well-positioned to benefit from this trend.

PIMCO Funds Annual Report 6.30.02

PIMCO Basic Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Basic Value Fund Institutional Class (Inception 5/08/00)	6.40%	—	—	—	11.97%
Russell Mid-Cap Value Index	1.92%	—	—	—	—
S&P 500 Index	–17.99%	—	—	—	—
Lipper Mid-Cap Value Fund Average	–0.11%	—	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Fortune Brands, Inc.	4.6%
Conoco, Inc.	4.4%
Public Service Enterprise Group, Inc.	4.0%
VF Corp.	3.9%
Deluxe Corp.	3.8%
Brown-Forman Corp. ‘B’	3.8%
Union Planters Corp.	3.7%
RJ Reynolds Tobacco Holdings, Inc.	3.5%
SUPERVALU, Inc.	3.5%
ConAgra Foods, Inc.	2.4%
Top Ten Total	37.6%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	22.5%
Consumer Staples	20.1%
Consumer Discretionary	9.8%
Utilities	8.0%
Healthcare	7.6%

PORTFOLIO COMPOSITION

Common Stock	93.3%
Cash Equivalents	6.7%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund seeks long-term growth of capital and income through investment in common stocks with below-average P/E ratios. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 possible investments for a low price-to-earnings multiple, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.

6.30.02 PIMCO Funds Annual Report

PIMCO Small-Cap Value Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Primarily common stocks of companies with market capitalizations of between $100 million and $1.5 billion and below-average price-to-earnings ratios relative to the market and their industry groups.	$830.4 million
NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGERS:
103 (not including short-term instruments)		Ben Fischer Chris Najork Paul Magnuson

Fund provided stellar returns

PIMCO Small-Cap Value Fund posted stellar returns for the one-year period ended June 30, 2002 despite a difficult environment for stocks. The Fund’s Institutional Class shares gained 14.25% during this period, outperforming the Russell 2000 Index’s return of –8.60% and its Lipper Average return of 5.70%.

Stock selection, cyclical exposure buoyed performance

Early in the period, good issue selection contributed positively to the Fund’s results. Specifically, exposure to the real estate sector enhanced performance as REITs posted positive returns during the third quarter of 2001, benefiting from falling interest rates. Exposure to the healthcare sector also helped the Fund’s returns, as this area proved resistant to the economic downturn. Later, cyclical stocks—both industrial and consumer—aided results in the first half of 2002, as investors bid up these stocks in anticipation of a near-term economic recovery. In particular, discount stores saw solid sales growth. Strong stocks in this category included Claire’s Stores and Burlington Coat Factory.

Lack of tech exposure was an overall positive

The Fund was hurt in the fourth quarter by having virtually no exposure to technology at a time when tech stocks experienced a dramatic rally. Our commitment to owning undervalued, dividend-paying stocks prevented us from owning most tech stocks. Yet this posture served the portfolio well later in the period, as tech stocks faltered amid signs that the economic recovery would be slower than anticipated.

Energy exposure provided mixed results

Energy stocks provided mixed results for the portfolio during the first half of 2002. An unusually mild winter resulted in reduced demand for oil and natural gas, which hurt performance in January and February. However, the energy sector’s performance in March and April improved significantly, as crude oil prices received a boost from political uncertainty in the Middle East and Venezuela. However, most of those gains were eroded by the end of the quarter, as oil prices came down.

Small-cap value stocks remain attractive

Looking ahead, we remain optimistic about small-cap value stocks, which we believe will benefit from the current market environment. While we expect the recovery to be anemic, we believe the portfolio should fare well as the economy gains strength.

PIMCO Funds Annual Report 6.30.02

PIMCO Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Small-Cap Value Fund Institutional Class (Inception 10/01/91)	14.25%	12.92%	9.98%	14.01%	14.01%
PIMCO Small-Cap Value Fund Administrative Class (Inception 11/01/95)	13.85%	12.62%	9.67%	—	13.71%
Russell 2000 Index	–8.60%	1.67%	4.44%	10.95%	—
Lipper Small-Cap Value Fund Average	5.70%	12.00%	8.92%	13.70%	—

TOP TEN HOLDINGS

% of Total Investments
Hughes Supply, Inc.	1.1%
World Fuel Services Corp.	1.1%
Acuity Brands, Inc.	1.1%
Rock-Tenn Co. ‘A’	1.0%
Tecumseh Products Co. ‘A’	1.0%
Brown Shoe Co., Inc.	1.0%
Claire’s Stores, Inc.	1.0%
Kellwood Co.	1.0%
Regal-Beloit Corp.	1.0%
CBL & Associates Poperties, Inc.	1.0%
Top Ten Total	10.3%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	22.0%
Consumer Discretionary	12.3%
Utilities	10.7%
Materials & Processing	10.4%
Capital Goods	9.7%

PORTFOLIO COMPOSITION

Common Stock	91.5%
Cash Equivalents	8.5%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 4,500 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 500 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Tax-Efficient Equity Fund

OBJECTIVE: Maximum after-tax growth of capital. NUMBER OF SECURITIES IN THE PORTFOLIO: 236 (not including short-term instruments)	PORTFOLIO: Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.	TOTAL NET ASSETS: $32.1 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: David Stein Tom Seto

Fund performed in line with its benchmark

Within a tumultuous environment for stocks, PIMCO Tax-Efficient Equity Fund’s Institutional Class shares returned –17.82% for the one-year period, tracking the S&P 500 Index’s return of –17.99% and slightly outperforming its Lipper Average, which returned –19.06%.

Technology, consumer services stocks had mixed results

Technology stocks were poor performers early in the period, proving sensitive to the economic slowdown. However, tech stocks proved strong performers toward the end of 2001, as the tech sector staged a huge rally. Likewise, the consumer services sector was hit hard in the third quarter of 2001, as concerns over an economic slowdown only intensified in the wake of the September 11 attacks. However, this sector also rebounded on investor optimism, with entertainment, leisure and lodging stocks up significantly during the fourth quarter.

Fund’s outperformance in second half fueled by strong stock selection

Stock selection was strong in the capital goods, consumer services and retail sectors in the first quarter of 2002. However, stock selection was weak in financial services, where the market-sensitive banks that our model favors underperformed the traditional banks. The Fund continued its outperformance in the second quarter, benefiting from its exposure to the basic materials and energy sectors, which were the best relative performers this quarter. Both of these sectors benefited from a strengthening economy and increasing industrial production.

Fund remains well-positioned for a cyclical recovery

Our outlook remains cautiously optimistic. We believe that for a true cyclical recovery to take place, business investment must occur. But businesses are waiting to see if current capacity will be utilized and are finding it especially difficult to commit capital after the over-expansion of the past. As this cyclical recovery unfolds, we believe that our structured growth stock selection model, which stays broadly diversified, should continue to provide the greatest opportunity to capture the long-term market leaders while doing so in a tax-efficient manner.

PIMCO Funds Annual Report 6.30.02

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Tax-Efficient Equity Fund Institutional Class (Inception 7/02/99)	–17.82%	—	—	—	–3.69%
Institutional Shares after taxes on distribution	–17.82%	—	—	—	–3.69%
Institutional Shares distribution and sale of fund shares	–10.94%	—	—	—	–2.92%
PIMCO Tax-Efficient Equity Fund Administrative Class (Inception 9/30/98)	–18.02%	–9.84%	—	—	–3.98%
Administrative Shares after taxes on distribution	–18.02%	–9.84%	—	—	–3.98%
Administrative Shares distribution and sale of fund shares	–11.06%	–7.70%	—	—	–3.14%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Large-Cap Core Fund Average	–19.06%	–9.41%	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Microsoft Corp.	3.4%
General Electric Co.	3.3%
Citigroup, Inc.	3.0%
Pfizer, Inc.	2.9%
Exxon Mobil Corp.	2.7%
Wal-Mart Stores, Inc.	2.7%
Johnson & Johnson	2.4%
American International Group, Inc.	1.9%
IBM Corp.	1.5%
SBC Communications, Inc.	1.5%
Top Ten Total	25.3%

TOP 5 RELATED INDUSTRIES

% of Total Investments
Financial & Business Services	23.3%
Technology	15.9%
Health Care	15.9%
Consumer Staples	8.5%
Consumer Discretionary	8.5%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. The managers consider the top 250 stocks for purchase, subject to the model’s diversification guidelines. To achieve the Fund’s objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund’s inception.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Tax-Efficient Structured Emerging Markets Fund

OBJECTIVE:
Long-term growth of capital; the Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

NUMBER OF SECURITIES IN THE PORTFOLIO:
381 (not including short-term instruments)
PORTFOLIO: Common stocks of companies located in, or whose principal business operations are based in, emerging markets.	TOTAL NET ASSETS: $86.7 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: David Stein Tom Seto Cliff Quisenberry

Fund posted modest gain for the period

Despite a difficult environment, PIMCO Tax-Efficient Structured Emerging Markets Fund’s Institutional Class shares posted a return of 1.46% for the twelve months ended June 30, 2002. While the Fund slightly outpaced the average Lipper Emerging Markets Fund, which returned 1.31%, it trailed the IFC Investable Composite Index, which returned 3.62%.

Fund benefited from focus on smaller emerging markets

Early in the period, the Fund’s performance was helped by an underweighting of large emerging markets such as Mexico, Brazil, Korea, China and Taiwan. Markets such as these that are tied economically and financially to the United States were particularly impacted by America’s slowing economy. The Fund’s performance was also aided by an overweighting of smaller emerging markets that were more insulated from the United States and other developed markets.

Fourth quarter rally excluded some smaller emerging markets

While the U.S. stock market rallied throughout the fourth quarter, and emerging markets surged from their lows, many of the smaller markets did not fully participate in this move. Markets such as Taiwan and Korea returned over 50% in this period, and the Fund’s underweight of these two markets alone contributed substantially to the Fund’s relative underperformance. In addition, smaller markets such as Egypt, Indonesia and the Philippines actually dropped in the fourth quarter due to concerns about these countries as possible targets of anti-terrorist action by the United States.

Asian exposure positively contributes to performance

The Asian markets rallied strongly in the fourth quarter of 2001 and the first quarter of 2002, benefiting Fund performance. In particular, Korea turned in an outstanding performance during this period.

Exposure to Argentina and Zimbabwe hurt relative returns

Signs of an economic rebound in the U.S. combined with improved investor sentiment regarding the emerging market asset class supported a broad rally in the first quarter of 2002. The Fund produced solid absolute returns during this period, but not in relative terms, as currency declines in Argentina and Zimbabwe had a large negative impact on results relative to the benchmark.

We maintain our diversified approach to the sector

We remain guarded in these volatile times, but believe that the broadly diversified structure of the Fund helps mitigate risk while still providing exposure to those smaller markets that should ultimately benefit from the higher economic growth potential of the emerging market asset class.

PIMCO Funds Annual Report 6.30.02

PIMCO Tax-Efficient Structured Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Tax-Effic. Struct. Emerg. Mrkts. Fund Institutional Class (Inception 6/30/98)	1.46%	–3.64%	—	—	4.52%
Institutional Shares after taxes on distribution	–1.24%	–4.93%	—	—	3.43%
Institutional Shares distribution and sale of fund shares	–0.34%	–3.70%	—	—	2.96%
IFC Investable Composite Index	3.62%	–4.25%	—	—	—
Lipper Emerging Markets Fund Average	1.31%	–3.72%	—	—	—

TOP TEN HOLDINGS

% of Total Investments
Thailand Thai Euro Fund Ltd.	2.3%
Russia/ Gazprom	1.8%
China/ China Mobile (Hong Kong) Ltd. SP - ADR	1.4%
India/ India Fund, Inc.	1.3%
Ireland/ Vietnam Enterprise Investments Ltd	1.2%
Saudi Arabia/ Saudi Arabia Investment Fund	1.2%
South Korea/ Samsung Electronics Co. Ltd.	1.2%
Israel/ Teva Pharmaceutical Industries Ltd.	1.1%
Russia Lukoil Holding SP - ADR	1.1%
South Africa Sasol Ltd.	1.1%
Top 10 Total	13.7%

TOP 5 COUNTRIES

% of Total Investments
South Africa	6.4%
South Korea	6.0%
China	5.4%
Mexico	5.0%
Russia	4.8%

REGIONAL BREAKDOWN

Asia	46.4%
Latin America	19.9%
Africa	12.0%
Europe	19.6%

PORTFOLIO COMPOSITION

Common Stock	100.0%
Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 6/30/02
$5,000,000 invested at the Fund’s inception

Investment Process

The Fund follows a disciplined and systematic investment process that emphasizes diversification among countries, industries and issuers. The managers select emerging market countries based on factors such as their level of economic development and the maturity of their equity markets. For each country, the managers divide all issuers into five broad economic categories and attempt to maintain exposure across all five sectors. In addition, the Fund utilizes a range of active tax management strategies, including low portfolio turnover and low dividend bias, to minimize taxable distributions.

Past performance is no guarantee of future results. The Fund may invest up to 65% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies which may entail greater risk than larger companies, including higher volatility and may at times invest in derivatives. The Fund may realize gains and shareholders will incur tax liability from time to time. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.

6.30.02 PIMCO Funds Annual Report

PIMCO Asset Allocation Fund

OBJECTIVE: Long-term capital appreciation and current income. NUMBER OF SECURITIES IN THE PORTFOLIO: 16 (not including short-term instruments)	PORTFOLIO: Approximately 60% (range of 50–70%) in PIMCO stock funds and 40% (range of 30–50%) in PIMCO bond funds	TOTAL NET ASSETS: $63.9 million PIMCO ADVISORS INSTITUTIONAL MANAGERS: John Loftus Ken Cobra Udo Frank

Fund continued to outperform

PIMCO Asset Allocation Fund had another relatively strong year when compared to its index. For the 12 months ended June 30, 2002, the Fund’s Institutional Class shares returned –3.89%, handily beating the Lipper Balanced Fund Index’s performance of
–8.61%. This outperformance holds true for the 3-year period as well, for which PIMCO Asset Allocation Fund reported an annualized return of 1.36%, versus the Lipper Index of 2.14%.

Fixed income buffered the downside

Although equity markets dropped precipitously during the trailing 12 months, fixed-income securities reported positive returns. Within PIMCO Asset Allocation Fund, the primary fixed income investment is PIMCO Total Return Fund, a core bond portfolio managed by Bill Gross. Total Return added value with an overweight position in mortgage-backed securities, a segment that provides an attractive risk-reward investment when compared to other sectors. In addition, the portfolio benefited from strategic allocations to foreign bonds as many European nations, most notably Germany, provide greater yield than domestic securities while also having lower inflation.

Stocks continued to fall

Domestic stock markets performed poorly for the period, with all major indexes down double digits. Within this decline, value stocks outperformed growth stocks, and PIMCO Asset Allocation Fund’s heavier value weighting helped performance relative to the index. In particular, PIMCO Small-Cap Value Fund and PIMCO Value Fund showed relatively strong results in what was an extremely difficult environment for equity managers.

Non-U.S. exposure aided results

With the stock market in the U.S. on a downward course since March of 2000, investors have begun to seek alternatives in the overseas markets. PIMCO Asset Allocation Fund maintained a relatively large weighting in foreign stocks, a strategy that added value, especially so far in 2002. We expect to continue this overweight position in international markets going forward, not only as a diversification tool away from the U.S., but also in an effort to capitalize on some attractive investment opportunities in several European nations.

We intend to stay the course

Looking forward, we plan to maintain our emphasis on value investing, while also keeping a relatively significant position in the international equity markets. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, this allocation strategy should continue.

PIMCO Funds Annual Report 6.30.02

PIMCO Asset Allocation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO Asset Allocation Fund Institutional Class (Inception 2/26/99)	–3.89%	1.36%	—	—	5.16%
PIMCO Asset Allocation Fund Administrative Class (Inception 2/26/99)	–3.84%	1.18%	—	—	4.96%
Russell 3000 Index	–17.24%	–7.93%	—	—	—
Lehman Brothers Aggregate Bond Index	8.63%	8.11%	—	—	—
48% Russell 3000, 12% MSCI All Cntry Wd. Ex-US, 40% LBAG Index	–0.16%	–1.99%	—	—	—
Lipper Balanced Fund Average	–8.61%	–2.14%	—	—	—

PORTFOLIO COMPOSITION

PIMCO Stock Funds

% of Total Investments
Growth
Opportunity Fund	3.6%
Target Fund	2.6%
Growth Fund	2.1%
Blend
StocksPLUS	11.1%
Mid-Cap	2.9%
Capital Appreciation	2.5%
Value
Renaissance	8.7%
Value	4.8%
Small-Cap Value	3.7%
International
RCM International Growth Equity	15.8%
Emerging Markets Bond Fund	0.2%
Total Stocks Funds	63.5%

PIMCO Bond Funds

% of Total Investments
Intermediate Duration
Total Return	31.1%
High Yield
High Yield	3.6%
International
Foreign Bond	1.8%
Total Bond Funds	36.5%

CHANGE IN VALUE For periods ended 6/30/02
$10,000 invested at the Fund’s inception

Investment Process

PIMCO Asset Allocation Fund seeks to utilize the diverse investment expertise offered by PIMCO Funds and their affiliates. The portfolio allocation is assigned by the PIMCO Funds Asset Allocation Committee, and is updated on a regular basis. Factors such as economic forecasts, standard deviation, management trends, and alpha potential all contribute to the final portfolio composition. The portfolio is then monitored and measured versus a blended index in an effort to maximize exposure to those areas adding value within a relative risk/reward framework.

Past performance is no guarantee of future results. The portfolio’s investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio’s allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The underlying funds may at times invest in derivatives and mortgage-related securities. An investment in high-yield securities, lower-rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Although each portfolio normally invests in a number of different underlying funds, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

6.30.02 PIMCO Funds Annual Report

Footnotes

Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $5,000,000 chart does not take into account any sales charges or expenses. Lipper, Inc calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Returns are for the actual share class unless otherwise indicated. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO.

For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO.

An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

PIMCO Funds Annual Report 6.30.02

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6.30.02 PIMCO Funds Annual Report

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Value Fund
Institutional Class
06/30/2002	$16.20	$0.14	(a)	$(0.54	)(a)	$(0.40)
06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90
06/30/2000	15.30	0.28	(a)	(1.33	)(a)	(1.05)
06/30/1999	15.66	0.28	(a)	1.36	(a)	1.64
06/30/1998	14.81	0.25	(a)	2.47	(a)	2.72
Administrative Class
06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)
06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84
06/30/2000	15.26	0.24	(a)	(1.33	)(a)	(1.09)
06/30/1999	15.65	0.26	(a)	1.32	(a)	1.58
08/21/1997 - 06/30/1998	15.66	0.19	(a)	1.65	(a)	1.84
Renaissance Fund
Institutional Class
06/30/2002	$19.38	$0.10	(a)	$1.10	(a)	$1.20
06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64
06/30/2000	18.23	0.42	(a)	(0.23	)(a)	0.19
06/30/1999	19.07	0.06	(a)	1.43	(a)	1.49
12/30/1997 - 06/30/1998	16.73	0.05		2.29		2.34
Administrative Class
06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16
06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58
06/30/2000	18.18	0.11	(a)	0.09	(a)	0.20
08/31/1998 - 06/30/1999	15.37	0.02	(a)	5.12	(a)	5.14
Growth & Income Fund
Institutional Class
06/30/2002	$9.25	$0.12	(a)	$(2.29	)(a)	$(2.17)
06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)
06/30/2000	15.84	(0.07	)(a)	5.81	(a)	5.74
06/30/1999	13.53	(0.03	)(a)	2.99	(a)	2.96
06/30/1998	14.04	(0.03	)(a)	3.61	(a)	3.58
Administrative Class
06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)
04/16/2001 - 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30
Growth Fund
Institutional Class
06/30/2002	$22.10	$0.03	(a)	$(5.62	)(a)	$(5.59)
06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72)
06/30/2000	31.24	(0.14	)(a)	9.73	(a)	9.59
03/31/1999 - 06/30/1999	31.27	(0.01	)(a)	(0.02	)(a)	(0.03)
Administrative Class
06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)
06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)
06/30/2000	31.23	(0.21	)(a)	9.59	(a)	9.38
03/31/1999 - 06/30/1999	31.27	(0.04	)(a)	0.00	(a)	(0.04)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 0.75%.
(e)	Ratio of expenses to average net assets excluding trustee’s expense is 1.00%.
(f)	Ratio of expenses to average net assets excluding trustee’s expense is 0.85%.
(g)	Ratio of expenses to average net assets excluding trustee’s expense is 0.70%.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Fund
Institutional Class
06/30/2002	$0.00	$(1.91)	$(1.91)	$13.89	(3.31)%	$66,457	0.70%		0.87%	190%
06/30/2001	(0.12)	0.00	(0.12)	16.20	43.07	67,601	0.70		1.31	204
06/30/2000	(0.26)	(2.57)	(2.83)	11.42	(6.65)	41,996	0.70		2.18	196
06/30/1999	(0.28)	(1.72)	(2.00)	15.30	12.30	69,181	0.71	(g)	1.99	101
06/30/1998	(0.24)	(1.63)	(1.87)	15.66	19.35	83,219	0.71	(g)	1.59	77
Administrative Class
06/30/2002	0.00	(1.91)	(1.91)	13.73	(3.67)	31,115	0.95		0.59	190
06/30/2001	(0.10)	0.00	(0.10)	16.09	42.83	41,924	0.95		1.08	204
06/30/2000	(0.25)	(2.57)	(2.82)	11.35	(7.00)	24,380	0.96		1.97	196
06/30/1999	(0.25)	(1.72)	(1.97)	15.26	11.91	23,164	0.95		1.81	101
08/21/1997 - 06/30/1998	(0.22)	(1.63)	(1.85)	15.65	12.71	10,349	0.96	*	1.40 *	77
Renaissance Fund
Institutional Class
06/30/2002	$0.00	$(1.32)	$(1.32)	$19.26	5.89%	$140,322	0.86	%(f)	0.47%	109%
06/30/2001	(0.10)	(1.13)	(1.23)	19.38	38.88	42,514	0.85		0.95	138
06/30/2000	0.00	(3.45)	(3.45)	14.97	3.30	6,394	0.85		2.73	133
06/30/1999	0.00	(2.33)	(2.33)	18.23	10.24	136	0.86		0.38	221
12/30/1997 - 06/30/1998	0.00	0.00	0.00	19.07	13.99	851	0.86	*	0.55 *	192
Administrative Class
06/30/2002	0.00	(1.32)	(1.32)	19.13	5.70	42,939	1.11	(c)	0.27	109%
06/30/2001	(0.09)	(1.13)	(1.22)	19.29	38.50	3,288	1.10		0.74	138
06/30/2000	0.00	(3.45)	(3.45)	14.93	3.36	953	1.10		0.71	133
08/31/1998 - 06/30/1999	0.00	(2.33)	(2.33)	18.18	36.41	427	1.09	*	0.13 *	221
Growth & Income Fund
Institutional Class
06/30/2002	$(0.05)	$0.00	$(0.05)	$7.03	(23.45)%	$5,676	0.86	%(f)	1.49%	101%
06/30/2001	(0.05)	(3.63)	(3.68)	9.25	(3.08)	5,196	0.85		1.00	77
06/30/2000	0.00	(8.60)	(8.60)	12.98	49.32	4,914	1.03	(b)	(0.46)	195
06/30/1999	0.00	(0.65)	(0.65)	15.84	23.18	7,399	0.89	(b)	(0.22)	273
06/30/1998	0.00	(4.09)	(4.09)	13.53	30.40	8,488	0.89	(b)	(0.25)	268
Administrative Class
06/30/2002	(0.05)	0.00	(0.05)	7.00	(23.69)	21,844	1.11	(c)	1.21	101
04/16/2001 - 06/30/2001	0.00	0.00	0.00	9.23	3.36	30,436	1.07	*	0.52 *	77
Growth Fund
Institutional Class
06/30/2002	$0.00	$(0.16)	$(0.16)	$16.35	(25.42)%	$21,835	0.76	%(d)	0.14%	76%
06/30/2001	0.00	(2.35)	(2.35)	22.10	(32.11)	25,645	0.75		(0.15)	85
06/30/2000	0.00	(5.66)	(5.66)	35.17	32.66	17,533	0.77	(d)	(0.39)	72
03/31/1999 - 06/30/1999	0.00	0.00	0.00	31.24	(0.10)	948	0.74	*	(0.19)*	131
Administrative Class
06/30/2002	0.00	(0.16)	(0.16)	16.15	(25.65)	4,036	1.01	(e)	(0.12)	76
06/30/2001	0.00	(2.35)	(2.35)	21.90	(32.26)	5,241	1.00		(0.50)	85
06/30/2000	0.00	(5.66)	(5.66)	34.95	31.92	15,116	1.02	(e)	(0.63)	72
03/31/1999 - 06/30/1999	0.00	0.00	0.00	31.23	(0.13)	6,164	0.97	*	(0.53)*	131

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Select Growth Fund
Institutional Class
06/30/2002	$16.05	$(0.03	)(a)	$(4.16	)(a)	$(4.19)	$0.00	$0.00
06/30/2001	24.02	0.08	(a)	(7.97	)(a)	(7.89)	(0.08)	0.00
06/30/2000	24.86	0.05	(a)	2.86	(a)	2.91	(0.02)	(3.72)
06/30/1999	20.39	(0.04	)(a)	5.24	(a)	5.20	0.00	(0.73)
06/30/1998	15.55	0.03	(a)	6.11	(a)	6.14	0.00	(1.30)
Administrative Class
06/30/2002	15.80	(0.05	)(a)	(4.11	)(a)	(4.16)	0.00	0.00
06/30/2001	23.66	0.02	(a)	(7.80	)(a)	(7.78)	(0.08)	0.00
06/30/2000	24.67	(0.01	)(a)	2.76	(a)	2.75	(0.03)	(3.72)
06/30/1999	20.32	(0.03	)(a)	5.11	(a)	5.08	0.00	(0.73)
06/30/1998	15.53	(0.01	)(a)	6.10	(a)	6.09	0.00	(1.30)
Target Fund
Institutional Class
06/30/2002	$19.37	$(0.04	)(a)	$(5.92	)(a)	$(5.96)	$0.00	$0.00
06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00	(4.03)
06/30/2000	17.74	(0.14	)(a)	15.30	(a)	15.16	0.00	(1.80)
03/31/1999 - 06/30/1999	16.34	(0.02	)(a)	1.42	(a)	1.40	0.00	0.00
Administrative Class
06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00	0.00
06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00	(4.03)
06/30/2000	17.73	(0.19	)(a)	15.55	(a)	15.36	0.00	(1.80)
03/31/1999 - 06/30/1999	16.34	(0.03	)(a)	1.42	(a)	1.39	0.00	0.00
Opportunity Fund
Institutional Class
06/30/2002	$16.02	$(0.09	)(a)	$(3.25	)(a)	$(3.34)	$0.00	$0.00
06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)	0.00	(5.08)
06/30/2000	24.26	(0.12	)(a)	11.17	(a)	11.05	0.00	(7.88)
03/31/1999 - 06/30/1999	21.40	(0.03	)(a)	2.89	(a)	2.86	0.00	0.00
Administrative Class
06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)	0.00	0.00
06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)	0.00	(5.08)
06/30/2000	24.26	(0.18	)(a)	11.24	(a)	11.06	0.00	(7.88)
03/31/1999 - 06/30/1999	21.40	(0.05	)(a)	2.91	(a)	2.86	0.00	0.00
Innovation Fund
Institutional Class
06/30/2002	$28.97	$(0.15	)(a)	$(14.89	)(a)	$(15.04)	$0.00	$0.00
06/30/2001	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)	0.00	(6.35)
06/30/2000	37.50	(0.37	)(a)	41.80	(a)	41.43	0.00	(6.39)
03/05/1999 - 06/30/1999	32.73	(0.05	)(a)	4.82	(a)	4.77	0.00	0.00
Administrative Class
06/30/2002	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)	0.00	0.00
06/30/2001	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)	0.00	(6.35)
03/10/2000 - 06/30/2000	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)	0.00	0.00
Global Innovation Fund
Institutional Class
06/30/2002	$10.07	$(0.10	)(a)	$(4.59	)(a)	$(4.69)	$0.00	$0.00
06/30/2001	18.96	(0.15	)(a)	(8.71	)(a)	(8.86)	0.00	(0.03)
03/31/2000 - 06/30/2000	20.17	(0.01	)(a)	(1.20	)(a)	(1.21)	0.00	0.00
Mega-Cap Fund
Institutional Class
06/30/2002	$7.64	$(0.01	)(a)	$(1.99	)(a)	$(2.00)	$0.00	$(0.01)
06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)	(1.43)
08/31/1999 - 06/30/2000	10.00	0.00	(a)	3.35	(a)	3.35	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.83%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.08%.
(d)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.47% for the period ended June 30, 2000.
(e)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.26% for the period ended June 30, 2000.
(f)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 0.85%.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Select Growth Fund
Institutional Class
06/30/2002	$0.00	$0.00	$0.00	$11.86	(26.11)%	$1,540	0.88	%(f)	(0.18)%	182%
06/30/2001	0.00	(0.08)	0.00	16.05	(32.95)	3,278	0.85		0.40	150
06/30/2000	(0.01)	(3.75)	0.00	24.02	13.11	2,613	0.94	(b)	0.20	170
06/30/1999	0.00	(0.73)	0.00	24.86	26.34	1,184	1.01		(0.20)	95
06/30/1998	0.00	(1.30)	0.00	20.39	41.83	1,915	0.83		0.20	120
Administrative Class
06/30/2002	0.00	0.00	0.00	11.64	(26.33)	17,759	1.11	(g)	(0.38)	182
06/30/2001	0.00	(0.08)	0.00	15.80	(32.99)	140	1.10		0.10	150
06/30/2000	(0.01)	(3.76)	0.00	23.66	12.54	49	1.18	(c)	(0.05)	170
06/30/1999	0.00	(0.73)	0.00	24.67	25.84	15	1.08		(0.17)	95
06/30/1998	0.00	(1.30)	0.00	20.32	41.54	128,666	1.08		(0.07)	120
Target Fund
Institutional Class
06/30/2002	$0.00	$0.00	$0.00	$13.41	(30.77)%	$44,689	0.81	%(h)	(0.24)%	114%
06/30/2001	0.00	(4.03)	0.00	19.37	(27.47)	22,228	0.80		(0.35)	109
06/30/2000	0.00	(1.80)	0.00	31.10	89.85	18,436	0.81		(0.50)	99
03/31/1999 - 06/30/1999	0.00	0.00	0.00	17.74	8.57	1,298	0.79	*	(0.39)*	229
Administrative Class
06/30/2002	0.00	0.00	0.00	13.43	(30.95)	4,518	1.06	(i)	(0.52)	114
06/30/2001	0.00	(4.03)	0.00	19.45	(27.67)	6,408	1.05		(0.60)	109
06/30/2000	0.00	(1.80)	0.00	31.29	91.13	6,699	1.06	(i)	(0.78)	99
03/31/1999 - 06/30/1999	0.00	0.00	0.00	17.73	8.51	5,513	1.02	*	(0.61)*	229
Opportunity Fund
Institutional Class
06/30/2002	$0.00	$0.00	$0.00	$12.68	(20.85)%	$69,091	0.91	%(j)	(0.62)%	201%
06/30/2001	0.00	(5.08)	0.00	16.02	(25.48)	84,567	0.90		(0.27)	237
06/30/2000	0.00	(7.88)	0.00	27.43	50.24	39,205	0.91	(j)	(0.42)	254
03/31/1999 - 06/30/1999	0.00	0.00	0.00	24.26	13.36	417	0.88	*	(0.54)*	175
Administrative Class
06/30/2002	0.00	0.00	0.00	12.63	(21.06)	6,766	1.16	(k)	(0.88)	201
06/30/2001	0.00	(5.08)	0.00	16.00	(25.57)	7,309	1.15		(0.52)	237
06/30/2000	0.00	(7.88)	0.00	27.44	50.36	8,486	1.16	(k)	(0.67)	254
03/31/1999 - 06/30/1999	0.00	0.00	0.00	24.26	13.36	2,010	1.12	*	(0.82)*	175
Innovation Fund
Institutional Class
06/30/2002	$0.00	$0.00	$0.00	$13.93	(51.92)%	$19,786	0.91	%(j)	(0.71)%	207%
06/30/2001	0.00	(6.35)	0.00	28.97	(54.96)	20,608	0.90		(0.55)	271
06/30/2000	0.00	(6.39)	0.00	72.54	115.34	28,334	0.90		(0.52)	186
03/05/1999 - 06/30/1999	0.00	0.00	0.00	37.50	14.57	444	0.88	*	(0.15)*	119
Administrative Class
06/30/2002	0.00	0.00	0.00	13.82	(52.05)	4,642	1.16	(k)	(0.95)	207
06/30/2001	0.00	(6.35)	0.00	28.82	(55.04)	4,173	1.15		(0.77)	271
03/10/2000 - 06/30/2000	0.00	0.00	0.00	72.33	(27.45)	668	1.15	*	(0.92)*	186
Global Innovation Fund
Institutional Class
06/30/2002	$0.00	$0.00	$0.00	$5.38	(46.57)%	$103	1.42	%(l)(m)	(1.34)%	278%
06/30/2001	0.00	(0.03)	0.00	10.07	(46.81)	224	1.40		(0.98)	261
03/31/2000 - 06/30/2000	0.00	0.00	0.00	18.96	(6.00)	403	1.40	(d)*	(0.25)*	131
Mega-Cap Fund
Institutional Class
06/30/2002	$0.00	$(0.01)	$0.00	$5.63	(26.23)%	$1,912	0.70%		(0.13)%	113%
06/30/2001	0.00	(1.47)	0.00	7.64	(35.38)	2,588	0.70		(0.13)	139
08/31/1999 - 06/30/2000	0.00	0.00	0.00	13.35	33.54	4,009	0.71	(e)*	0.04 *	151

(g)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.10%.
(h)	Ratio of expenses to average net assets excluding trustee’s expense is 0.80%.
(i)	Ratio of expenses to average net assets excluding trustee’s expense is 1.05%.
(j)	Ratio of expenses to average net assets excluding trustee’s expense is 0.90%.
(k)	Ratio of expenses to average net assets excluding trustee’s expense is 1.15%.
(l)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.40%.
(m)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.43% for the year ended June 30, 2002.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Capital Appreciation Fund
Institutional Class
06/30/2002	$17.72	$0.08	(a)	$(2.93	)(a)	$(2.85)	$(0.04)	$0.00
06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)	(7.98)
06/30/2000	26.84	0.08	(a)	5.29	(a)	5.37	(0.11)	(5.00)
06/30/1999	26.13	0.16	(a)	2.35	(a)	2.51	(0.15)	(1.65)
06/30/1998	21.19	0.15	(a)	6.59	(a)	6.74	(0.12)	(1.68)
Administrative Class
06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)	0.00
06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)	(7.98)
06/30/2000	26.64	0.01	(a)	5.25	(a)	5.26	(0.05)	(5.00)
06/30/1999	25.99	0.09	(a)	2.34	(a)	2.43	(0.13)	(1.65)
06/30/1998	21.16	0.10	(a)	6.55	(a)	6.65	(0.14)	(1.68)
Mid-Cap Fund
Institutional Class
06/30/2002	$21.35	$0.08	(a)	$(3.21	)(a)	$(3.13)	$(0.14)	$0.00
06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)	(8.79)
06/30/2000	23.01	0.09	(a)	7.91	(a)	8.00	(0.11)	(0.02)
06/30/1999	24.09	0.12	(a)	(0.11	)(a)	0.01	(0.02)	(1.07)
06/30/1998	20.28	0.11	(a)	5.11	(a)	5.22	(0.08)	(1.33)
Administrative Class
06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.12)	0.00
06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)	(8.79)
06/30/2000	22.88	0.03	(a)	7.86	(a)	7.89	(0.05)	(0.02)
06/30/1999	23.96	0.06	(a)	(0.06	)(a)	0.00	(0.01)	(1.07)
06/30/1998	20.24	0.05	(a)	5.08	(a)	5.13	(0.08)	(1.33)
Micro-Cap Fund
Institutional Class
06/30/2002	$23.34	$(0.22	)(a)	$1.20	(a)	$0.98	$0.00	$(2.70)
06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00	(2.60)
06/30/2000	20.00	(0.19	)(a)	5.31	(a)	5.12	0.00	0.00
06/30/1999	23.66	(0.14	)(a)	(2.89	)(a)	(3.03)	0.00	(0.63)
06/30/1998	19.85	(0.11	)(a)	6.54	(a)	6.43	0.00	(2.62)
Administrative Class
06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00	(2.70)
06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00	(2.60)
06/30/2000	19.82	(0.26	)(a)	5.27	(a)	5.01	0.00	0.00
06/30/1999	23.52	(0.19	)(a)	(2.88	)(a)	(3.07)	0.00	(0.63)
06/30/1998	19.78	(0.17	)(a)	6.53	(a)	6.36	0.00	(2.62)
Equity Income Fund
Institutional Class
06/30/2002	$12.51	$0.34	(a)	$(0.28	)(a)	$0.06	$(0.36)	$(0.86)
06/30/2001	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)	(0.23)
05/08/2000 - 06/30/2000	10.51	0.06	(a)	(0.66	)(a)	(0.60)	(0.03)	0.00
Administrative Class
06/30/2002	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)	(0.86)
06/30/2001	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)	(0.23)
05/08/2000 - 06/30/2000	10.50	0.07	(a)	(0.68	)(a)	(0.61)	(0.02)	0.00
Basic Value Fund
Institutional Class
06/30/2002	$12.64	$0.27	(a)	$0.52	(a)	$0.79	$(0.26)	$0.00
06/30/2001	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)	(0.40)
05/08/2000 - 06/3020/00	11.22	0.07	(a)	(0.39	)(a)	(0.32)	(0.05)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 0.70%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 0.95%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 1.50%.
(e)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 0.70%.
(f)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 0.95%.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Capital Appreciation Fund
Institutional Class
06/30/2002	$17.72	$0.00	$(0.04)	$0.00	$14.83	(16.08)%	$247,275	0.71	%(b)	0.51%	110%
06/30/2001	27.10	0.00	(8.12)	0.00	17.72	(8.83)	276,170	0.70		0.53	112
06/30/2000	26.84	0.00	(5.11)	0.00	27.10	22.79	372,028	0.71	(b)	0.29	119
06/30/1999	26.13	0.00	(1.80)	0.00	26.84	10.57	645,967	0.71	(b)	0.64	120
06/30/1998	21.19	0.00	(1.80)	0.00	26.13	32.97	805,856	0.71	(b)	0.64	75
Administrative Class
06/30/2002	17.46	0.00	(0.03)	0.00	14.59	(16.28)	166,964	0.96	(c)	0.26	110
06/30/2001	26.85	0.00	(8.09)	0.00	17.46	(9.07)	200,351	0.95		0.30	112
06/30/2000	26.64	0.00	(5.05)	0.00	26.85	22.49	180,423	0.96	(c)	0.04	119
06/30/1999	25.99	0.00	(1.78)	0.00	26.64	10.30	229,831	0.95		0.38	120
06/30/1998	21.16	0.00	(1.82)	0.00	25.99	32.55	132,384	0.96	(c)	0.39	75
Mid-Cap Fund
Institutional Class
06/30/2002	$21.35	$(0.03)	$(0.17)	$0.00	$18.05	(14.71)%	$520,160	0.71	%(b)	0.41%	168%
06/30/2001	30.88	0.00	(8.95)	0.00	21.35	(5.33)	538,661	0.70		0.80	153
06/30/2000	23.01	0.00	(0.13)	0.00	30.88	34.88	582,715	0.71	(b)	0.35	164
06/30/1999	24.09	0.00	(1.09)	0.00	23.01	0.33	581,544	0.70		0.54	85
06/30/1998	20.28	0.00	(1.41)	0.00	24.09	26.16	437,985	0.71	(b)	0.46	66
Administrative Class
06/30/2002	21.16	(0.02)	(0.14)	0.00	17.83	(15.10)	115,357	0.96	(c)	0.20	168
06/30/2001	30.70	0.00	(8.92)	0.00	21.16	(5.51)	171,268	0.95		0.57	153
06/30/2000	22.88	0.00	(0.07)	0.00	30.70	34.53	142,986	0.96	(c)	0.10	164
06/30/1999	23.96	0.00	(1.08)	0.00	22.88	0.31	104,337	0.95		0.30	85
06/30/1998	20.24	0.00	(1.41)	0.00	23.96	25.75	73,614	0.95		0.22	66
Micro-Cap Fund
Institutional Class
06/30/2002	$23.34	$0.00	$(2.70)	$0.00	$21.62	4.95%	$219,869	1.51	%(d)	(1.03)%	122%
06/30/2001	25.12	0.00	(2.60)	0.00	23.34	4.28	231,755	1.50		(0.71)	80
06/30/2000	20.00	0.00	0.00	0.00	25.12	25.60	231,579	1.51	(d)	(0.90)	85
06/30/1999	23.66	0.00	(0.63)	0.00	20.00	(12.66)	234,439	1.50		(0.71)	73
06/30/1998	19.85	0.00	(2.62)	0.00	23.66	33.95	257,842	1.51	(d)	(0.50)	72
Administrative Class
06/30/2002	22.99	0.00	(2.70)	0.00	21.19	4.65	28,822	1.75		(1.30)	122
06/30/2001	24.83	0.00	(2.60)	0.00	22.99	4.08	20,554	1.75		(0.99)	80
06/30/2000	19.82	0.00	0.00	0.00	24.83	25.28	7,208	1.76	(d)	(1.19)	85
06/30/1999	23.52	0.00	(0.63)	0.00	19.82	(12.91)	3,000	1.75		(0.97)	73
06/30/1998	19.78	0.00	(2.62)	0.00	23.52	33.70	4,779	1.76	(d)	(0.74)	72
Equity Income Fund
Institutional Class
06/30/2002	$12.51	$0.00	$(1.22)	$0.00	$11.35	0.96%	$34,152	0.74	%(e)	2.88%	50%
06/30/2001	9.88	0.00	(0.58)	0.00	12.51	33.59	51,201	0.70		3.64	43
05/08/2000 -06/30/2000	10.51	0.00	(0.03)	0.00	9.88	(5.73)	24,888	0.70	*	3.81 *	3
Administrative Class
06/30/2002	12.55	0.00	(1.20)	0.00	11.38	0.67	1,253	0.99	(f)	2.65	50
06/30/2001	9.87	0.00	(0.50)	0.00	12.55	33.30	975	0.95		3.51	43
05/08/2000 - 06/30/2000	10.50	0.00	(0.02)	0.00	9.87	(5.78)	4,638	0.95	*	4.74 *	3
Basic Value Fund
Institutional Class
06/30/2002	$12.64	$0.00	$(0.26)	$0.00	$13.17	6.40%	$1,834	0.71	%(b)	2.07%	49%
06/30/2001	10.85	0.00	(0.65)	0.00	12.64	23.37	1,178	0.70		2.50	78
05/08/2000 - 06/3020/00	11.22	0.00	(0.05)	0.00	10.85	(2.90)	911	0.70	*	3.94 *	5

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Small-Cap Value Fund
Institutional Class
06/30/2002	$19.26	$0.41	(a)	$2.31	(a)	$2.72	$(0.13)	$0.00
06/30/2001	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00
06/30/2000	16.05	0.37	(a)	(1.82	)(a)	(1.45)	(0.34)	0.00
06/30/1999	17.68	0.32	(a)	(1.29	)(a)	(0.97)	(0.21)	(0.45)
06/30/1998	15.78	0.29	(a)	2.50	(a)	2.79	(0.13)	(0.76)
Administrative Class
06/30/2002	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00
06/30/2001	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00
06/30/2000	15.97	0.34	(a)	(1.81	)(a)	(1.47)	(0.31)	0.00
06/30/1999	17.63	0.29	(a)	(1.30	)(a)	(1.01)	(0.20)	(0.45)
06/30/1998	15.76	0.25	(a)	2.49	(a)	2.74	(0.11)	(0.76)
Tax-Efficient Equity Fund
Institutional Class
06/30/2002	$10.44	$0.06	(a)	$(1.92	)(a)	$(1.86)	$0.00	$0.00
06/30/2001	12.31	0.05	(a)	(1.92	)(a)	(1.87)	0.00	0.00
07/02/1999 - 06/30/2000	11.79	0.05	(a)	0.47	(a)	0.52	0.00	0.00
Administrative Class
06/30/2002	10.38	0.04	(a)	(1.91	)(a)	(1.87)	0.00	0.00
06/30/2001	12.28	0.02	(a)	(1.92	)(a)	(1.90)	0.00	0.00
06/30/2000	11.61	0.02	(a)	0.65	(a)	0.67	0.00	0.00
09/30/1998 - 06/30/1999	8.65	0.03	(a)	2.93	(a)	2.96	0.00	0.00
Tax-Efficient Structured Emerging Markets Fund
Institutional Class
06/30/2002	$11.29	$0.22	(a)	$(0.09	)(a)	$0.13	$(0.21)	$0.00
06/30/2001	14.14	0.15	(a)	(2.73	)(a)	(2.58)	(0.30)	0.00
06/30/2000	13.25	0.09	(a)	0.89	(a)	0.98	(0.12)	0.00
06/30/1999	10.00	0.16	(a)	3.10	(a)	3.26	(0.06)	0.00
Asset Allocation Fund
Institutional Class
06/30/2002	$9.94	$0.40	(a)	$(0.78	)(a)	$(0.38)	$(0.30)	$0.00
06/30/2001	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)
06/30/2000	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)
02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.73	(a)	0.82	(0.10)	0.00
Administrative Class
06/30/2002	9.93	0.12	(a)	(0.49	)(a)	(0.37)	(0.29)	0.00
06/30/2001	11.50	0.65	(a)	(0.82	)(a)	(0.17)	(0.62)	(0.69)
06/30/2000	11.27	0.60	(a)	0.45	(a)	1.05	(0.38)	(0.44)
02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.72	(a)	0.81	(0.09)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 0.70%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 0.95%.
(e)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(f)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.40%.
(g)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 0.95%.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee added to Paid-In-Capital		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Small-Cap Value Fund
Institutional Class
06/30/2002	$0.00	$(0.13)	$0.00		$21.85	14.25%	$70,329	0.85%		2.04%		40%
06/30/2001	0.00	(0.38)	0.00		19.26	38.32	49,046	0.85		2.51		41
06/30/2000	0.00	(0.34)	0.00		14.26	(8.88)	30,059	0.86		2.57		55
06/30/1999	0.00	(0.66)	0.00		16.05	(5.11)	59,132	0.85		2.12		60
06/30/1998	0.00	(0.89)	0.00		17.68	17.77	47,432	0.85		1.65		41
Administrative Class
06/30/2002	0.00	(0.11)	0.00		21.67	13.85	38,107	1.10		1.82		40
06/30/2001	0.00	(0.36)	0.00		19.15	38.06	21,447	1.10		2.27		41
06/30/2000	0.00	(0.31)	0.00		14.19	(9.12)	15,313	1.11		2.38		55
06/30/1999	0.00	(0.65)	0.00		15.97	(5.40)	21,022	1.10		1.92		60
06/30/1998	0.00	(0.87)	0.00		17.63	17.41	10,751	1.10		1.39		41
Tax-Efficient Equity Fund
Institutional Class
06/30/2002	$0.00	$0.00	$0.00		$8.58	(17.82)%	$466	0.71	%(c)	0.63%		19%
06/30/2001	0.00	0.00	0.00		10.44	(15.19)	567	0.70		0.43		41
07/02/1999 - 06/30/2000	0.00	0.00	0.00		12.31	4.41	1,172	0.71	*(c)	0.42	*	32
Administrative Class
06/30/2002	0.00	0.00	0.00		8.51	(18.02)	10,110	0.96	(d)	0.38		19
06/30/2001	0.00	0.00	0.00		10.38	(15.47)	15,665	0.95		0.19		41
06/30/2000	0.00	0.00	0.00		12.28	5.77	19,953	0.96	(d)	0.19		32
09/30/1998 - 06/30/1999	0.00	0.00	0.00		11.61	34.28	3,391	0.92	*	0.31	*	13
Tax-Efficient Structured Emerging Markets Fund
Institutional Class
06/30/2002	$0.00	$(0.21)	$0.03	(a)	$11.24	1.46%	$86,654	1.07	%(g)	1.99%		32%
06/30/2001	0.00	(0.30)	0.03	(a)	11.29	(18.01)	74,197	1.01	(b)	1.27		43
06/30/2000	0.00	(0.12)	0.03	(a)	14.14	7.55	86,973	1.00	(b)	0.64		24
06/30/1999	0.00	(0.06)	0.05	(a)	13.25	33.39	72,509	0.95		1.57		28
Asset Allocation Fund
Institutional Class
06/30/2002	$0.00	$(0.30)	$0.00		$9.26	(3.89)%	$26	0.10	%(e)	4.11%		24%
06/30/2001	(0.10)	(1.43)	0.00		9.94	(1.41)	48	0.10	(e)	6.20		39
06/30/2000	0.00	(0.85)	0.00		11.50	9.90	57	0.10	(e)	5.51		44
02/26/1999 - 06/30/1999	0.00	(0.10)	0.00		11.27	7.80	11	0.10	(e)*	2.52	*	39
Administrative Class
06/30/2002	0.00	(0.29)	0.00		9.27	(3.84)	15,602	0.35	(f)	1.29		24
06/30/2001	(0.09)	(1.40)	0.00		9.93	(1.73)	12	0.35	(f)	5.96		39
06/30/2000	0.00	(0.82)	0.00		11.50	9.63	12	0.35	(f)	5.26		44
02/26/1999 - 06/30/1999	0.00	(0.09)	0.00		11.27	7.71	11	0.35	(f)*	2.44	*	39

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Statements of Assets and Liabilities
June 30, 2002

Amounts in thousands, except per share amounts	Value Fund	Renaissance Fund	Growth & Income Fund	Growth Fund	Select Growth Fund	Target Fund	Opportunity Fund	Innovation Fund
Assets:
Investments, at value	$850,054 *	$4,339,501	$76,771	$1,096,083	$41,012	$1,056,032	$322,073	$1,035,442
Cash	0	0	1,046	0	0	0	3,453	1
Foreign currency, at value	37	548	0	0	0	0	0	0
Collateral for securities on loan	29,583	509,807	0	19,353	0	168,197	71,804	151,438
Receivable for investments sold	3,675	91,516	0	10,982	0	4,466	2,629	1,046
Receivable for Fund shares sold	20,378	15,255	432	32,828	37	31,926	3,033	1,213
Interest and dividends receivable	1,677	5,616	155	1,124	10	459	23	151
Manager reimbursement receivable	0	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	0	0

	905,404	4,962,243	78,404	1,160,370	41,059	1,261,080	403,015	1,189,291

Liabilities:
Payable for investments purchased	$31,362	$63,727	$1,038	$0	$0	$9,242	$5,892	$4,882
Due to Custodian	4,296	3,427	0	701	0	0	0	0
Payable for Fund shares redeemed	5,076	16,001	628	4,000	77	4,073	893	5,388
Payable for collateral for securities on loan	29,583	509,807	0	19,353	0	168,197	71,804	151,438
Accrued investment advisory fee	281	2,120	37	450	20	469	164	565
Accrued administration fee	238	1,322	25	357	11	335	92	345
Accrued distribution fee	267	1,535	23	591	13	504	107	437
Accrued servicing fee	136	846	9	220	4	203	48	212
Other liabilities	0	0	0	0	0	0	0	0

	71,239	598,785	1,760	25,672	125	183,023	79,000	163,267

Net Assets	$834,165	$4,363,458	$76,644	$1,134,698	$40,934	$1,078,057	$324,015	$1,026,024

Net Assets Consist of:
Paid in capital	$905,723	$4,509,028	$120,418	$1,416,625	$79,069	$1,395,639	$464,249	$4,201,878
Undistributed (overdistributed) net investment income	52,972	156,303	282	0	0	0	0	0
Accumulated undistributed net realized gain (loss)	(5,006)	(27,727)	(44,039)	(337,869)	(36,573)	(323,141)	(154,266)	(2,788,051)
Net unrealized appreciation (depreciation)	(119,524)	(274,146)	(17)	55,942	(1,562)	5,559	14,032	(387,803)

	$834,165	$4,363,458	$76,644	$1,134,698	$40,934	$1,078,057	$324,015	$1,026,024

Net Assets:
Institutional Class	$66,457	$140,322	$5,676	$21,835	$1,540	$44,689	$69,091	$19,786
Administrative Class	31,115	42,939	21,844	4,036	17,759	4,518	6,766	4,642
Other Classes	736,593	4,180,197	49,124	1,108,827	21,635	1,028,850	248,158	1,001,596
Shares Issued and Outstanding:
Institutional Class	4,786	7,288	808	1,336	131	3,335	5,450	1,422
Administrative Class	2,266	2,245	3,120	250	1,526	337	535	335
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$13.89	$19.26	$7.03	$16.35	$11.86	$13.41	$12.68	$13.93
Administrative Class	13.73	19.13	7.00	16.15	11.64	13.43	12.63	13.82

Cost of Investments Owned	$969,578	$4,613,646	$76,788	$1,040,141	$42,574	$1,050,473	$308,041	$1,423,245

Cost of Foreign Currency Held	$37	$549	$0	$0	$0	$0	$0	$0

*	Includes repurchase agreement at value $107,699. Cost of repurchase agreement $107,699.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Amounts in thousands, except per share amounts	Global Innovation Fund	Mega- Cap Fund	Capital Appreciation Fund	Mid- Cap Fund	Micro- Cap Fund	Equity Income Fund	Basic Value Fund	Small- Cap Value Fund	Tax- Efficient Equity Fund	Tax- Efficient Structured Emerging Markets Fund	Asset Allocation Fund
Assets:
Investments, at value	$103,750 *	$1,914	$705,038	$906,033	$247,318	$40,548	$1,827	$830,583	$31,859	$86,092	$63,917
Cash	98	0	0	28	10	67	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0	0	0	0	0	320	0
Collateral for securities on loan	0	99	14,729	45,277	12,253	2,123	92	41,962	0	0	0
Receivable for investments sold	3,025	67	10,462	14,805	1,506	0	0	4,473	262	981	0
Receivable for Fund shares sold	68	0	12,648	1,546	1,139	79	3	13,531	234	60	210
Interest and dividends receivable	2	1	305	260	33	125	5	1,760	34	376	0
Manager reimbursement receivable	19	0	0	0	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	0	0	0	0	1

	106,962	2,081	743,182	967,949	262,259	42,942	1,927	892,309	32,389	87,829	64,128

Liabilities:
Payable for investments purchased	$1,395	$70	$29,066	$23,165	$53	$231	$0	$13,113	$0	$3	$61
Due to Custodian	0	0	236	0	0	0	0	1,959	113	29	9
Payable for Fund shares redeemed	4,961	0	15,963	7,604	968	65	0	3,938	121	823	59
Payable for collateral for securities on loan	0	99	14,729	45,277	12,253	2,123	92	41,962	0	0	0
Accrued investment advisory fee	84	0	242	317	241	14	1	366	12	29	0
Accrued administration fee	51	0	166	206	48	9	0	233	9	32	16
Accrued distribution fee	43	0	115	111	5	3	0	241	12	0	26
Accrued servicing fee	21	0	53	50	0	1	0	134	4	0	9
Other liabilities	9	0	0	0	0	0	0	3	0	259	0

	6,564	169	60,570	76,730	13,568	2,446	93	61,949	271	1,175	180

Net Assets	$100,398	$1,912	$682,612	$891,219	$248,691	$40,496	$1,834	$830,360	$32,118	$86,654	$63,948

Net Assets Consist of:
Paid in capital	$398,216	$3,437	$778,149	$1,016,959	$189,875	$35,433	$1,680	$733,803	$42,377	$116,481	$72,953
Undistributed (overdistributed) net investment income	(26)	(7)	0	0	4,147	246	8	9,196	0	(510)	256
Accumulated undistributed net realized gain (loss)	(279,667)	(1,311)	(68,631)	(156,779)	32,159	1,364	48	(7,286)	(10,371)	(28,422)	(3,816)
Net unrealized appreciation (depreciation)	(18,125)	(207)	(26,906)	31,039	22,510	3,453	98	94,647	112	(895)	(5,445)

	$100,398	$1,912	$682,612	$891,219	$248,691	$40,496	$1,834	$830,360	$32,118	$86,654	$63,948

Net Assets:
Institutional Class	$103	$1,912	$247,275	$520,160	$219,869	$34,152	$1,834	$70,329	$466	$86,654	$26
Administrative Class	0	0	166,964	115,357	28,822	1,253	0	38,107	10,110	0	15,602
Other Classes	100,295	0	268,373	255,702	0	5,091	0	721,924	21,542	0	48,320
Shares Issued and Outstanding:
Institutional Class	19	339	16,674	28,830	10,169	3,010	139	3,218	54	7,707	3
Administrative Class	0	0	11,441	6,471	1,360	110	0	1,759	1,188	0	1,683
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$5.38	$5.63	$14.83	$18.05	$21.62	$11.35	$13.17	$21.85	$8.58	$11.24	$9.26
Administrative Class	0.00	0.00	14.59	17.83	21.19	11.38	0.00	21.67	8.51	0.00	9.27

Cost of Investments Owned	$121,875	$2,121	$731,944	$874,994	$224,808	$37,095	$1,729	$735,936	$31,747	$86,787	$69,362

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0	$0	$0	$349	$0

*Includes repurchase agreement at value $11,905. Cost of repurchase agreement $11,905.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Statements of Operations
For the year ended June 30, 2002

Amounts in thousands	Value Fund	Renaissance Fund	Growth & Income Fund	Growth Fund	Select Growth Fund	Target Fund	Opportunity Fund	Innovation Fund
Investment Income:
Interest	$1,137	$5,536	$355	$517	$22	$3,174	$285	$1,537
Dividends, net of foreign taxes	6,715	32,068	1,491	12,480	255	3,511	465	1,138
Security lending income	54	1,252	0	88	17	842	363	762
Miscellaneous Income	0	15	1	0	0	1	0	0

Total Income	7,906	38,871	1,847	13,085	294	7,528	1,113	3,437

Expenses:
Investment advisory fees	2,168	17,211	475	7,300	254	7,551	2,463	11,386
Administration fees	1,743	11,025	305	5,795	152	5,411	1,390	6,968
Distribution and/or servicing fees – Administrative Class	119	27	76	15	22	17	19	11
Distribution and/or servicing fees – Other Classes	2,750	19,784	335	13,250	243	11,512	2,394	13,268
Trustees’ fees	37	194	7	178	4	161	42	236
Interest expense	2	0	0	27	8	0	19	14
Tax expense	0	0	0	0	0	0	0	0
Miscellaneous expense	0	1	0	0	0	0	0	0
Total Expenses	6,819	48,242	1,198	26,565	683	24,652	6,327	31,883
Reimbursement by Manager	0	0	0	0	0	0	0	0
Net Expenses	6,819	48,242	1,198	26,565	683	24,652	6,327	31,883

Net Investment Income (Loss)	1,087	(9,371)	649	(13,480)	(389)	(17,124)	(5,214)	(28,446)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	59,400	177,930	(23,265)	(330,252)	(14,677)	(299,847)	(55,232)	(894,841)
Net capital gain distributions received from underlying funds	0	0	0	0	0	0	0	0
Net realized gain (loss) on foreign currency transactions	(323)	99	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(133,289)	(331,382)	1,871	(99,687)	1,782	(215,417)	(34,866)	(356,071)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(1)	0	0	0	0	0	0

Net Gain (Loss)	(74,212)	(153,354)	(21,394)	(429,939)	(12,895)	(515,264)	(90,098)	(1,250,912)

Net Increase (Decrease) in Assets Resulting from Operations	$(73,125)	$(162,725)	$(20,745)	$(443,419)	$(13,284)	$(532,388)	$(95,312)	$(1,279,358)

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Global Innovation Fund	Mega-Cap Fund	Capital Appreciation Fund	Mid-Cap Fund	Micro-Cap Fund	Equity Income Fund	Basic Value Fund	Small-Cap Value Fund	Tax-Efficient Equity Fund	Tax-Efficient Structured Emerging Markets Fund	Asset Allocation Fund
Investment Income:
Interest	$73	$2	$907	$1,398	$320	$17	$1	$606	$6	$0	$0
Dividends, net of foreign taxes	83	11	7,620	9,315	798	1,452	37	14,914	538	2,394	1,879
Security lending income	0	0	23	37	25	7	0	39	0	0	0
Miscellaneous Income	1	0	14	3	3	0	0	2	0	1	0

Total Income	157	13	8,564	10,753	1,146	1,476	38	15,561	544	2,395	1,879

Expenses:
Investment advisory fees	1,710	10	3,166	4,268	3,012	183	6	3,201	182	351	0
Administration fees	1,025	6	2,148	2,805	602	104	3	2,025	139	390	160
Distribution and/or servicing fees – Administrative Class	0	0	474	348	57	3	0	61	36	0	1
Distribution and/or servicing fees – Other Classes	1,301	0	1,752	1,971	0	6	0	3,179	211	0	367
Trustees’ fees	20	0	74	102	24	4	0	44	4	8	0
Interest expense	32	0	0	0	0	14	0	0	2	7	0
Tax expense	0	0	0	0	0	0	0	0	0	83	0
Miscellaneous expense	0	0	0	0	0	0	0	0	0	5	0
Total Expenses	4,088	16	7,614	9,494	3,695	314	9	8,510	574	844	528
Reimbursement by Manager	(11)	0	0	0	0	0	0	0	0	0	0
Net Expenses	4077	16	7,614	9,494	3,695	314	9	8,510	574	844	528

Net Investment Income (Loss)	(3,920)	(3)	950	1,259	(2,549)	1,162	29	7,051	(30)	1,551	1,351

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(75,235)	(545)	(54,912)	(103,487)	43,933	4,436	86	164	(2,347)	740	(643)
Net capital gain distributions received from underlying funds	0	0	0	0	0	0	0	0	0	0	162
Net realized gain (loss) on foreign currency transactions	(74)	0	0	0	0	0	0	0	0	(2,594)	0
Net change in unrealized appreciation (depreciation) on investments	(27,773)	(128)	(74,339)	(55,352)	(34,649)	(5,459)	(62)	61,418	(5,621)	2,561	(2,710)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	0	0	0	(23)	0

Net Gain (Loss)	(103,082)	(673)	(129,251)	(158,839)	9,284	(1,023)	24	61,582	(7,968)	684	(3,191)

Net Increase (Decrease) in Assets Resulting from Operations	$(107,002)	$(676)	$(128,301)	$(157,580)	$6,735	$139	$53	$68,633	$(7,998)	$2,235	$(1,840)

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Statements of Changes in Net Assets

Amounts in thousands	Value Fund		Renaissance Fund		Growth & Income Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$1,087	$1,401	$(9,371)	$563	$649	$67
Net realized gain (loss)	59,077	54,109	178,029	145,009	(23,265)	(181)
Net change in unrealized appreciation (depreciation)	(133,289)	14,744	(331,383)	63,660	1,871	(1,928)

Net increase (decrease) resulting from operations	(73,125)	70,254	(162,725)	209,232	(20,745)	(2,042)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(360)	(1)	(64)	(41)	(14)
Administrative Class	0	(234)	0	(7)	(195)	0
Other Classes	0	(512)	0	(1,054)	(107)	(15)
From net realized capital gains
Institutional Class	(8,555)	0	(5,620)	(652)	0	(1,119)
Administrative Class	(5,886)	0	(285)	(105)	0	0
Other Classes	(32,291)	0	(145,851)	(43,282)	0	(1,144)

Total Distributions	(46,732)	(1,106)	(151,757)	(45,164)	(343)	(2,292)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	46,719	50,474	164,025	42,013	4,452	5,042
Administrative Class	26,547	10,241	55,582	2,589	12,839	32,113
Other Classes	750,014	124,696	3,678,606	973,101	30,188	20,520
Issued in reorganization
Institutional Class	0	0	0	0	0	1,545
Administrative Class	0	0	0	0	0	55
Other Classes	0	0	0	0	0	27,758
Issued as reinvestment of distributions
Institutional Class	7,885	360	4,575	714	36	1,096
Administrative Class	5,874	233	258	99	197	0
Other Classes	25,804	426	113,554	36,494	85	488
Cost of shares redeemed
Institutional Class	(44,478)	(39,189)	(62,499)	(9,585)	(2,519)	(5,412)
Administrative Class	(36,686)	(3,856)	(12,615)	(739)	(14,235)	(245)
Other Classes	(147,469)	(58,894)	(676,570)	(273,936)	(12,834)	(4,017)

Net increase (decrease) resulting from Fund share transactions	634,210	84,491	3,264,916	770,750	18,209	78,943

Total Increase (Decrease) in Net Assets	514,353	153,639	2,950,434	934,818	(2,879)	74,609

Net Assets:
Beginning of period	319,812	166,173	1,413,024	478,206	79,523	4,914

End of period*	$834,165	$319,812	$4,363,458	$1,413,024	$76,644	$79,523

*Including net undistributed investment income of:	$52,972	$38,914	$156,303	$99,752	$282	$0

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Growth Fund		Select Growth Fund		Target Fund		Opportunity Fund		Innovation Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$(13,480)	$(30,999)	$(389)	$(179)	$(17,124)	$(28,752)	$(5,214)	$(5,804)	$(28,446)	$(62,226)
Net realized gain (loss)	(330,252)	29,294	(14,677)	(21,734)	(299,847)	53,505	(55,232)	(91,653)	(894,841)	(1,569,723)
Net change in unrealized appreciation (depreciation)	(99,687)	(958,027)	1,782	(4,509)	(215,417)	(742,480)	(34,866)	(63,764)	(356,071)	(1,717,050)

Net increase (decrease) resulting from operations	(443,419)	(959,732)	(13,284)	(26,422)	(532,388)	(717,727)	(95,312)	(161,221)	(1,279,358)	(3,348,999)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	(12)	0	0	0	0	0	0
Administrative Class	0	0	0	(1)	0	0	0	0	0	0
Other Classes	0	0	0	(123)	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(197)	(1,209)	0	0	0	(2,545)	0	(12,805)	0	(3,425)
Administrative Class	(53)	(1,059)	0	0	0	(931)	0	(2,773)	0	(217)
Other Classes	(12,146)	(195,041)	0	0	0	(341,012)	0	(98,807)	(22)	(540,277)

Total Distributions	(12,396)	(197,309)	0	(136)	0	(344,488)	0	(114,385)	(22)	(543,919)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	7,477	16,662	390	2,958	41,282	11,697	24,798	76,918	29,784	34,213
Administrative Class	2,944	2,747	25,000	202	3,351	2,342	3,773	9,136	7,377	13,031
Other Classes	467,708	419,217	6,526	72,361	928,181	890,566	166,834	163,445	434,023	1,861,827
Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	3,727	0
Issued as reinvestment of distributions
Institutional Class	197	1,213	0	12	0	2,546	0	12,806	0	3,059
Administrative Class	53	1,059	0	1	0	932	0	2,773	0	217
Other Classes	10,096	160,442	0	109	1	251,344	0	76,983	18	422,859
Cost of shares redeemed
Institutional Class	(4,539)	(1,831)	(1,264)	(726)	(3,186)	(2,120)	(22,251)	(17,241)	(13,813)	(19,077)
Administrative Class	(2,690)	(9,073)	(5,051)	(36)	(3,170)	(586)	(2,742)	(6,780)	(3,368)	(7,442)
Other Classes	(744,595)	(497,631)	(20,893)	(15,695)	(1,119,835)	(561,457)	(216,825)	(195,713)	(767,189)	(1,280,080)

Net increase (decrease) resulting from Fund share transactions	(263,349)	92,805	4,708	59,186	(153,376)	595,264	(46,413)	122,327	(309,441)	1,028,607

Total Increase (Decrease) in Net Assets	(719,164)	(1,064,236)	(8,576)	32,628	(685,764)	(466,951)	(141,725)	(153,279)	(1,588,821)	(2,864,311)

Net Assets:
Beginning of period	1,853,862	2,918,098	49,510	16,882	1,763,821	2,230,772	465,740	619,019	2,614,845	5,479,156

End of period*	$1,134,698	$1,853,862	$40,934	$49,510	$1,078,057	$1,763,821	$324,015	$465,740	$1,026,024	$2,614,845

*Including net undistributed investment income of:	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Statements of Changes in Net Assets (cont.)

Amounts in thousands	Global Innovation Fund		Mega-Cap Fund		Capital Appreciation Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$(3,920)	$(4,943)	$(3)	$(4)	$950	$1,611
Net realized gain (loss)	(75,309)	(203,537)	(545)	(467)	(54,912)	39,604
Net change in unrealized appreciation (depreciation)	(27,773)	(928)	(128)	(950)	(74,339)	(117,029)

Net increase (decrease) resulting from operations	(107,002)	(209,408)	(676)	(1,421)	(128,301)	(75,814)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	(11)	(686)	(1,707)
Administrative Class	0	0	0	0	(354)	(939)
Other Classes	0	0	0	0	(130)	(382)
From net realized capital gains
Institutional Class	0	(1)	(3)	(430)	0	(99,806)
Administrative Class	0	0	0	0	0	(66,310)
Other Classes	0	(534)	0	0	0	(78,313)
Tax basis return of Capital
Institutional Class	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0

Total Distributions	0	(535)	(3)	(441)	(1,170)	(247,457)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	19	209	0	0	62,811	94,371
Administrative Class	0	0	0	0	65,379	104,482
Other Classes	217,558	502,465	0	0	160,886	140,411
Issued as reinvestment of distributions
Institutional Class	0	1	3	441	621	98,095
Administrative Class	0	0	0	0	353	66,865
Other Classes	0	419	0	0	97	62,115
Cost of shares redeemed
Institutional Class	(43)	(126)	0	0	(46,102)	(161,993)
Administrative Class	0	0	0	0	(65,312)	(61,340)
Other Classes	(261,201)	(146,706)	0	0	(112,135)	(68,060)
Net increase (decrease) resulting from Fund share transactions	(43,667)	356,262	3	441	66,598	274,946

Total Increase (Decrease) in Net Assets	(150,669)	146,319	(676)	(1,421)	(62,873)	(48,325)

Net Assets:
Beginning of period	251,067	104,748	2,588	4,009	745,485	793,810

End of period*	$100,398	$251,067	$1,912	$2,588	$682,612	$745,485

*Including net undistributed (overdistributed) investment income of:	$(26)	$(11)	$(7)	$(9)	$0	$63

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Mid-Cap Fund		Micro-Cap Fund		Equity Income Fund		Basic Value Fund		Small-Cap Value Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$1,259	$5,609	$(2,549)	$(1,693)	$1,162	$1,655	$29	$26	$7,051	$5,873
Net realized gain (loss)	(103,487)	32,686	43,933	31,021	4,436	559	86	(19)	164	3,623
Net change in unrealized appreciation (depreciation)	(55,352)	(100,090)	(34,649)	(18,433)	(5,459)	10,879	(62)	214	61,418	91,887

Net increase (decrease) resulting from operations	(157,580)	(61,795)	6,735	10,895	139	13,093	53	221	68,633	101,383

Distributions to Shareholders:
From net investment income
Institutional Class	(3,755)	(3,202)	0	0	(1,103)	(1,311)	(27)	(23)	(256)	(695)
Administrative Class	(801)	(708)	0	0	(31)	(87)	0	0	(119)	(379)
Other Classes	(1,207)	(489)	0	0	(20)	0	0	0	(1,720)	(4,986)
From net realized capital gains
Institutional Class	(6)	(180,343)	(25,230)	(23,550)	(2,613)	(865)	0	(35)	0	0
Administrative Class	(2)	(49,456)	(2,402)	(890)	(73)	(76)	0	0	0	0
Other Classes	(3)	(100,332)	0	0	(7)	0	0	0	0	0
Tax basis return of Capital
Institutional Class	(653)	0	0	0	0	0	0	0	0	0
Administrative Class	(176)	0	0	0	0	0	0	0	0	0
Other Classes	(376)	0	0	0	0	0	0	0	0	0

Total Distributions	(6,979)	(334,530)	(27,632)	(24,440)	(3,847)	(2,339)	(27)	(58)	(2,095)	(6,060)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	189,544	352,854	65,247	64,478	3,426	18,373	644	51	89,137	32,176
Administrative Class	31,629	107,330	24,170	19,963	891	501	0	0	41,403	21,297
Other Classes	106,158	171,029	0	0	5,810	0	0	0	518,239	143,376
Issued as reinvestment of distributions
Institutional Class	4,259	176,557	24,926	23,380	3,702	2,161	26	53	213	583
Administrative Class	979	50,107	2,402	890	104	163	0	0	114	372
Other Classes	1,190	73,605	0	0	18	0	0	0	1,278	3,566
Cost of shares redeemed
Institutional Class	(124,518)	(363,007)	(83,733)	(73,906)	(20,889)	(3,943)	(40)	0	(72,047)	(23,654)
Administrative Class	(63,569)	(68,057)	(15,733)	(7,738)	(592)	(5,359)	0	0	(27,450)	(21,064)
Other Classes	(136,302)	(133,861)	0	0	(442)	0	0	0	(197,031)	(126,971)
Net increase (decrease) resulting from Fund share transactions	9,370	366,557	17,279	27,067	(7,972)	11,896	630	104	353,856	29,681

Total Increase (Decrease) in Net Assets	(155,189)	(29,768)	(3,618)	13,522	(11,680)	22,650	656	267	420,394	125,004

Net Assets:
Beginning of period	1,046,408	1,076,176	252,309	238,787	52,176	29,526	1,178	911	409,966	284,962

End of period*	$891,219	$1,046,408	$248,691	$252,309	$40,496	$52,176	$1,834	$1,178	$830,360	$409,966

*Including net undistributed (overdistributed) investment income of:	$(1)	$4,856	$4,147	$0	$246	$258	$8	$4	$9,196	$2,095

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Statements of Changes in Net Assets (cont.)

Amounts in thousands	Tax-Efficient Equity Fund		Tax-Efficient Structured Emerging Markets Fund		Asset Allocation Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$(30)	$(143)	$1,551	$984	$1,351	$972
Net realized (loss)	(2,347)	(3,944)	(1,854)	(7,095)	(643)	(1,669)
Net capital gain distributions received from underlying funds	0	0	0	0	162	679
Net change in unrealized appreciation (depreciation)	(5,621)	(4,831)	2,538	(9,924)	(2,710)	(552)

Net increase (decrease) resulting from operations	(7,998)	(8,918)	2,235	(16,035)	(1,840)	(570)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(1,475)	(1,902)	(1)	(3)
Administrative Class	0	0	0	0	(167)	(1)
Other Classes	0	0	0	0	(927)	(970)
From net realized capital gains
Institutional Class	0	0	0	0	0	(2)
Administrative Class	0	0	0	0	0	(1)
Other Classes	0	0	0	0	0	(1,123)
Tax basis return of capital
Other Classes	0	0	0	0	0	(149)

Total Distributions	0	0	(1,475)	(1,902)	(1,095)	(2,249)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	0	13,364	17,514	15	46
Administrative Class	2,554	5,504	0	0	15,831	0
Other Classes	5,493	11,529	0	0	13,523	8,371
Issued in reorganization
Institutional Class	0	0	12,134	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	24,379	0
Issued as reinvestment of distributions
Institutional Class	0	0	1,226	1,588	1	6
Administrative Class	0	0	0	0	167	1
Other Classes	0	0	0	0	981	2,028
Cost of shares redeemed
Institutional Class	0	(464)	(15,217)	(14,139)	(22)	(54)
Administrative Class	(5,462)	(6,872)	0	0	(19)	0
Other Classes	(8,835)	(11,220)	0	0	(9,464)	(3,118)
Net increase (decrease) resulting from Fund share transactions	(6,250)	(1,523)	11,507	4,963	45,392	7,280

Fund Reimbursement Fee:	0	0	190	198	0	0

Total Increase (Decrease) in Net Assets	(14,248)	(10,441)	12,457	(12,776)	42,457	4,461

Net Assets:
Beginning of period	46,366	56,807	74,197	86,973	21,491	17,030

End of period*	$32,118	$46,366	$86,654	$74,197	$63,948	$21,491

*Including net undistributed (overdistributed) investment income of:	$1	$0	$(510)	$(579)	$256	$0

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Value Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.9%
Capital Goods 3.4%
Tyco International Ltd.	2,095,000	$ 28,303

Communications 4.6%
AT&T Corp.	3,457,143	36,991
Sprint Corp.	59,300	629
WorldCom, Inc. - WorldCom Group (c)(e)	4,828,500	435

		38,055

Consumer Discretionary 4.4%
J.C. Penney Co., Inc. (b)	1,571,300	34,600
Nissan Motor Co. Ltd.	300,000	2,077

		36,677

Consumer Services 6.7%
Hewitt Associates, Inc. ‘A’ (c)	49,100	1,144
Liberty Media Corp. ‘A’ (b)(c)	5,471,500	54,715

		55,859

Energy 8.4%
Burlington Resources, Inc.	445,000	16,910
El Paso Corp.	1,775,200	36,587
Halliburton Co.	620,200	9,886
Petroleo Brasileiro SA SP - ADR (b)	250,400	4,357
Schlumberger Ltd.	40,000	1,860

		69,600

Environmental Services 1.0%
Waste Management, Inc.	318,000	8,284

Financial & Business Services 25.3%
ACE Ltd.	355,000	11,218
Allstate Corp.	1,050,000	38,829
CIGNA Corp.	340,000	33,123
Freddie Mac	220,000	13,464
Household International, Inc. (b)	965,000	47,960
Shares Russell 1000 Value Index Fund (c)	30,000	1,566
J.P. Morgan Chase & Co.	1,205,000	40,874
SPDR Trust (b)	240,000	23,750

		210,784

Healthcare 3.2%
Bristol-Myers Squibb Co.	200,000	5,140
Schering-Plough Corp.	885,300	21,778

		26,918

Materials & Processing 9.9%
Alcan, Inc.	1,115,400	41,850
Dow Chemical Co.	1,193,860	41,045

		82,895

Technology 15.4%
Electronic Data Systems Corp. (b)	382,800	14,221
Emerson Electric Co.	10,000	535
Hewlett-Packard Co.	1,965,758	30,037
Honeywell International, Inc.	5,000	176
Lucent Technologies, Inc. (b)(c)	4,683,000	7,774
Matsushita Electric Industrial Co. Ltd.	1,500,000	20,461
Micron Technology, Inc. (b)(c)	2,510,575	50,764
Teradyne, Inc. (c)	200,000	4,700

		128,668

Transportation 5.0%
AMR Corp. (c)	1,008,800	17,008
CSX Corp. (b)	715,000	25,061

		42,069

Utilities 1.6%
PG&E Corp. (c)	750,000	13,418

Total Common Stocks (Cost $858,656)		741,530

	Principal Amount (000s)

CORPORATE BONDS & NOTES 0.1%
Utilities 0.1%
WorldCom, Inc. - WorldCom Group
7.550% due 04/01/2004 (b)(d)	$5,000	825

Total Corporate Bonds & Notes (Cost $ 3,223)		825

SHORT-TERM INSTRUMENTS 12.9%
Repurchase Agreement 12.9%
State Street Bank 1.550% due 07/01/2002	107,699	107,699
(Dated 06/28/2002. Collateralized by
Fannie Mae 5.250% due 02/15/2004 valued
at $51,003, Fannie Mae 5.250% due 01/15/2006
valued at $51,003 and Fannie Mae 3.350%
due 10/09/2003 valued at $7,853. Repurchase
proceeds are $107,713.)

Total Short-Term Instruments (Cost $ 107,699)		107,699

Total Investments (a) 101.9% (Cost $ 969,578)		$ 850,054
Other Assets and Liabilities (Net) (1.9%)		(15,889)

Net Assets 100.0%		$ 834,165

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $974,327 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$13,858
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(138,131)

Unrealized depreciation - net	$(124,273)

(b) Portion of securities on loan with an aggregate market value of $28,727; cash collateral of $29,583 was received with which the Fund purchased securities.

(c) Non-income producing security.

(d) Security is in default.

(e) Subsequent to June 30, 2002, the issuer declared bankruptcy.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Renaissance Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.3%
Capital Goods 5.6%
CNH Global NV (b)	7,702,400	$31,041
Navistar International Corp. (b)(c)	774,900	24,797
Tyco International Ltd.	5,649,800	76,329
Visteon Corp. (b)	6,035,800	85,708
York International Corp.	856,700	28,948

		246,823

Communications 1.2%
AT&T Corp.	4,730,015	50,611
WorldCom, Inc.-WorldCom Group (c)(e)	19,514,200	1,756

		52,367

Consumer Discretionary 7.8%
Fiat SpA	1,850,000	23,178
Goodyear Tire & Rubber Co. (b)	1,710,000	31,994
Hasbro, Inc. (b)	2,336,300	31,680
J.C. Penney Co., Inc. (b)	9,288,000	204,522
Toys R Us, Inc. (b)	2,746,700	47,985

		339,359

Consumer Services 5.3%
Liberty Media Corp. ‘A’ (c)	23,225,000	232,250

Consumer Staples 2.3%
Archer-Daniels-Midland Co.	2,170,000	27,754
Fleming Cos., Inc. (b)	1,735,200	31,494
Loews Corp.-Carolina Group	813,500	22,005
Tate & Lyle PLC	3,329,468	17,818

		99,071

Energy 10.8%
Burlington Resources, Inc.	2,050,000	77,900
Devon Energy Corp.	20,000	986
Diamond Offshore Drilling, Inc. (b)	1,258,600	35,870
El Paso Corp.	2,511,500	51,762
Halliburton Co.	1,570,600	25,035
Nabors Industries Ltd. (b)	935,100	33,009
Pride International, Inc. (b)(c)	4,410,000	69,061
Rowan Cos., Inc. (b)	2,859,000	61,326
Valero Energy Corp. (b)	2,310,000	86,440
Veritas DGC, Inc. (b)(c)	2,328,300	29,337
Williams Companies, Inc. (b)	10,000	60

		470,786

Financial & Business Services 21.8%
ACE Ltd.	4,021,200	127,070
Allstate Corp.	4,570,000	168,999
American Financial Group, Inc.	1,693,377	40,472
AmeriCredit Corp. (b)(c)	4,341,000	121,765
Fairfax Financial Holdings Ltd.	367,850	36,816
Household International, Inc.	2,900,000	144,130
iShares S&P 500 Index Fund (b)	750,000	74,265
J.P. Morgan Chase & Co.	4,380,000	148,570
Metris Cos., Inc. (b)	1,832,149	15,225
SPDR Trust (b)	740,000	73,230

		950,542

Healthcare 6.7%
Aetna, Inc. (c)	3,575,500	171,517
HEALTHSOUTH Corp. (c)	4,830,000	61,776
PacifiCare Health Systems, Inc. (c)	2,218,600	60,346

		293,639

Materials & Processing 12.7%
Alcan, Inc.	4,921,000	184,636
Crompton Corp.	1,664,500	21,222
Dow Chemical Co.	2,178,139	74,884
FMC Corp. (b)(c)	1,625,000	49,026
Hanover Compressor Co. (b)(c)	290,000	3,915
IMC Global, Inc. (b)	4,872,300	60,904
Massey Energy Co.	300,000	3,810
Nova Chemicals Corp. (b)	213,000	4,801
Sappi Ltd. SP-ADR	1,020,000	14,300
Solutia, Inc. (b)	6,437,000	45,188
Tembec, Inc. (c)	2,385,100	22,615
United States Steel Corp. (b)	3,370,000	67,029

		552,330

Technology 13.6%
Advanced Micro Devices, Inc. (b)(c)	5,800,000	56,376
Amkor Technology, Inc. (c)	150,000	933
Arrow Electronics, Inc. (b)(c)	410,000	8,507
Axcelis Technologies, Inc. (b)(c)	279,000	3,203
Hewlett-Packard Co.	3,700,125	56,538
Kulicke & Soffa Industries, Inc. (b)	800,000	9,912
Lucent Technologies, Inc. (b)	3,900,000	6,474
Matsushita Electric Industrial Co. Ltd.	5,500,000	75,022
Maxtor Corp. (b)	11,707,900	52,920
Micron Technology, Inc. (b)	11,735,226	237,286
Rockwell Automation, Inc.	1,368,200	27,337
Sanmina-SCI Corp. (b)(c)	5,147,600	32,481
Solectron Corp. (b)(c)	4,050,000	24,907
		591,896

Transportation 7.2%
AMR Corp.	5,704,400	96,176
CSX Corp.	2,794,500	97,947
Swift Transportation Co., Inc. (b)(c)	2,896,300	67,484
UAL Corp. (b)(c)	4,755,000	54,397

		316,004

Utilities 4.3%
Calpine Corp. (b)(c)	1,360,000	9,561
PG&E Corp. (c)	9,147,000	163,640
Reliant Energy, Inc.	825,000	13,943

		187,144

Total Common Stocks (Cost $ 4,574,344)		4,332,211

CORPORATE BONDS & NOTES 0.1%
	Principal Amount (000s)
Utilities 0.1%
WorldCom, Inc. — WorldCom Group
7.550% due 04/01/2004 (b)(d)	$30,000	4,950

Total Corporate Bonds & Notes (Cost $ 20,467)		4,950

CONVERTIBLE BONDS & NOTES 0.1%
Industrials 0.1%
Adelphia Communications Corp.
3.250% due 05/01/2021 (d)	8,000	720
6.000% due 02/15/2006 (b)(d)	18,000	1,620

Total Convertible Bonds & Notes (Cost $18,835)		2,340

Total Investments (a) 99.5% (Cost $ 4,613,646)		$4,339,501
Other Assets and Liabilities (Net) 0.5%		23,957

Net Assets 100.0%		$4,363,458

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $4,648,128 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$289,457
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(598,084)

Unrealized depreciation-net		$(308,627)

(b) Portion of securities on loan with an aggregate market value of $492,478; cash collateral of $509,807 was received with which the Fund purchased securities.

(c) Non-income producing security.

(d) Security is in default.

(e) Subsequent to June 30, 2002, the issuer declared bankruptcy.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Growth & Income Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.3%
Aerospace 6.6%
General Dynamics Corp.	15,000	$1,595
Lockheed Martin Corp.	50,000	3,475

		5,070

Capital Goods 4.3%
3M Co.	15,000	1,845
General Electric Co.	50,000	1,452

		3,297

Communications 1.3%
Verizon Communications, Inc.	25,000	1,004

Consumer Discretionary 6.7%
General Motors Corp.	25,000	1,336
Target Corp.	50,000	1,905
Wal-Mart Stores, Inc.	35,000	1,925

		5,166

Consumer Staples 7.7%
Kraft Foods, Inc.	50,000	2,047
PepsiCo, Inc.	35,000	1,687
Philip Morris Cos., Inc.	50,000	2,184

		5,918

Energy 8.1%
ChevronTexaco Corp.	25,000	2,212
Exxon Mobil Corp.	50,000	2,046
Kinder Morgan Management LLC (b)	62,530	1,907

		6,165

Financial & Business Services 32.7%
American Express Co.	50,000	1,816
American International Group, Inc.	25,000	1,706
Bank of America Corp.	35,000	2,463
Boston Properties, Inc.	50,000	1,998
Citigroup, Inc.	50,000	1,938
Concord EFS, Inc. (b)	75,000	2,261
Equity Office Properties Trust	65,000	1,957
Fifth Third Bancorp	25,000	1,666
First Data Corp.	65,000	2,418
Freddie Mac	25,000	1,530
Vornado Realty Trust	50,000	2,310
Washington Mutual, Inc.	35,000	1,299
XL Capital Ltd. ‘A’	20,000	1,694

		25,056

Healthcare 7.7%
Johnson & Johnson	35,000	1,829
Tenet Healthcare Corp. (b)	25,000	1,789
UnitedHealth Group, Inc. (b)	25,000	2,289

		5,907

Materials & Processing 8.7%
E.I. du Pont de Nemours & Co.	50,000	2,220
International Paper Co.	50,000	2,179
Newmont Mining Corp.	85,000	2,238

		6,637

Technology 2.5%
Microsoft Corp. (b)	35,000	1,894

Utilities 2.0%
Duke Energy Corp.	50,000	1,555

Total Common Stocks (Cost $67,600)		67,669

CONVERTIBLE BONDS & NOTES 9.4%
Industrials 9.4%
Cendant Corp.
3.875% due 11/27/2011	1,500	1,479
Coltec Capital Trust
5.250% due 04/15/2028	40	1,470
Ford Motor Co. Capital Trust II
6.500% due 01/15/2007	25	1,406
General Motors Corp.
5.250% due 03/06/2009	50	1,314
Lifepoint Hospitals Holdings
4.500% due 06/01/2009	1,500	1,560

Total Convertible Bonds & Notes (Cost $ 7,315)		7,229

SHORT-TERM INSTRUMENTS 2.5%
Repurchase Agreement 2.5%
State Street Bank
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 3.670% due 12/19/2003 valued at $1,914. Repurchase proceeds are $1,873.)	1,873	1,873

Total Short-Term Instruments (Cost $ 1,873)		1,873

Total Investments (a) 100.2% (Cost $ 76,788)		$76,771
Other Assets and Liabilities (Net) (0.2%)		(127)

Net Assets 100.0%		$76,644

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $76,828 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$4,221

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(4,278)

Unrealized depreciation-net		$(57)

(b)	Non-income producing security.

See accompanying notes

6.30.02  PIMCO Funds Annual Report

Schedule of Investments
Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.6%
Aerospace 6.9%
General Dynamics Corp.	250,000	$26,587
Lockheed Martin Corp.	750,000	52,125

		78,712

Capital Goods 7.0%
3M Co.	250,000	30,750
General Electric Co.	500,000	14,525
Illinois Tool Works, Inc.	500,000	34,150

		79,425

Consumer Discretionary 14.1%
Clear Channel Communications, Inc. (c)	300,000	9,606
Home Depot, Inc.	500,000	18,365
Kohl’s Corp. (c)	500,000	35,040
Nike, Inc.	500,000	26,825
Target Corp.	750,000	28,575
Wal-Mart Stores, Inc.	750,000	41,257

		159,668

Consumer Services 5.0%
Starwood Hotels & Resorts Worldwide, Inc.	350,000	11,512
USA Interactive (b)(c)	500,000	11,725
Viacom, Inc. (c)	750,000	33,278

		56,515

Consumer Staples 8.3%
Coca-Cola Co.	250,000	14,000
Kraft Foods, Inc.	500,000	20,475
PepsiCo, Inc.	500,000	24,100
Philip Morris Cos., Inc.	500,000	21,840
Procter & Gamble Co.	150,000	13,395

		93,810

Financial & Business Services 24.5%
American Express Co.	750,000	27,240
American International Group, Inc.	500,000	34,115
Bank of America Corp.	500,000	35,180
Citigroup, Inc.	750,000	29,063
Concord EFS, Inc. (b)(c)	1,000,000	30,140
Fifth Third Bancorp	500,000	33,325
First Data Corp.	1,500,000	55,800
Morgan Stanley, Dean Witter & Co.	500,000	21,540
Omnicom Group, Inc. (b)	250,000	11,450

		277,853

Healthcare 17.6%
Baxter International, Inc.	500,000	22,225
Cardinal Health, Inc.	500,000	30,705
Johnson & Johnson (b)	750,000	39,195
Pfizer, Inc.	750,000	26,250
Tenet Healthcare Corp. (c)	500,000	35,775
UnitedHealth Group, Inc. (b)(c)	500,000	45,775

		199,925

Technology 13.2%
Cisco Systems, Inc. (c)	2,000,000	27,900
Dell Computer Corp. (c)	1,000,000	26,140
Intel Corp.	1,000,000	18,270
Microsoft Corp. (c)	750,000	40,590
Taiwan Semiconductor Manufacturing Co.
Ltd. SP - ADR (c)	1,500,000	19,500
Texas Instruments, Inc.	750,000	17,775

		150,175

Total Common Stocks (Cost $1,039,783)		1,096,083

	Principal Amount (000’s)
CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (d)	$359	$0

Total Convertible Bonds & Notes		0

(Cost $358)
Total Investments (a) 96.6%		$1,096,083
(Cost $1,040,141)
Other Assets and Liabilities (Net) 3.4%		38,615

Net Assets 100.0%		$1,134,698

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,049,454 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$124,594
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(77,965)

Unrealized appreciation-net		$46,629

(b) Portion of securities on loan with an aggregate market value of $18,856; cash collateral of $19,353 was received with which the Fund purchased securities.

(c) Non-income producing security.

(d) Security is in default.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Select Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.3%
Aerospace 12.4%
General Dynamics Corp.	15,000	$1,595
Lockheed Martin Corp.	50,000	3,475

		5,070

Consumer Discretionary 14.7%
Nike, Inc.	25,000	1,341
Target Corp.	50,000	1,905
Wal-Mart Stores, Inc.	50,000	2,750

		5,996

Consumer Services 9.4%
Starwood Hotels & Resorts Worldwide, Inc.	50,000	1,644
Viacom, Inc. (b)	50,000	2,219

		3,863

Financial & Business Services 28.6%
American International Group, Inc.	25,000	1,706
Bank of America Corp.	35,000	2,463
Citigroup, Inc.	50,000	1,938
Concord EFS, Inc. (b)	100,000	3,014
First Data Corp.	70,000	2,604

		11,725

Healthcare 11.3%
Tenet Healthcare Corp. (b)	20,000	1,431
UnitedHealth Group, Inc. (b)	35,000	3,204

		4,635

Technology 14.9%
Cisco Systems, Inc. (b)	150,000	2,093
Microsoft Corp. (b)	50,000	2,706
Taiwan Semiconductor Manufacturing
Co. Ltd. SP - ADR (b)	100,000	1,300

		6,099

Total Common Stocks (Cost $38,950)		37,388

SHORT-TERM INSTRUMENTS 8.9%
	Principal Amount (000s)
Repurchase Agreement 8.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 6.105% due 05/15/2003 valued at $3,699 Repurchase proceeds are $3,624.)	$3,624	3,624

Total Short - Term Instruments (Cost $3,624)		3,624

Total Investments (a) 100.2%		$41,012
(Cost $42,574)
Other Assets and Liabilities (Net) (0.2%)		(78)

Net Assets 100.0%		$40,934

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $42,956 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$1,877
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(3,821)

Unrealized depreciation - net	$(1,944)

(b) Non-income producing security.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Target Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 90.3%
Aerospace 1.3%
Rockwell Collins, Inc.	500,000	$13,710

Capital Goods 3.2%
SPX Corp. (b)	200,000	23,500
Weatherford International, Inc. (d)	250,000	10,800

		34,300

Communications 0.9%
Radio One, Inc. (d)	650,000	9,665

Consumer Discretionary 15.5%
Abercrombie & Fitch Co. ‘A’ (b)	700,000	16,884
Best Buy Co., Inc. (b)	402,500	14,611
CDW Computer Centers, Inc. (b)	250,000	11,702
Coach, Inc. (b)	200,000	10,980
Electronic Arts, Inc. (b)	200,000	13,210
Harley-Davidson, Inc.	250,000	12,817
Harman International Industries, Inc.	250,000	12,312
Insight Enterprises, Inc. (b)	600,000	15,114
Linens `n Things, Inc. (d)	597,300	19,597
Polaris Industries, Inc.	150,000	9,750
The Stanley Works	300,000	12,303
TJX Companies., Inc.	900,000	17,649

		166,929

Consumer Services 9.0%
Apollo Group, Inc. ‘A’ (b)	500,000	19,705
Brinker International, Inc. (b)	100,000	3,175
Darden Restaurants, Inc.	500,000	12,350
Royal Caribbean Cruises Ltd. (d)	1,250,000	24,375
Starwood Hotels & Resorts Worldwide, Inc.	300,000	9,867
USA Interactive (b)	750,000	17,587
Weight Watchers International, Inc. (b)	225,000	9,774

		96,833

Energy 3.8%
Diamond Offshore Drilling, Inc.	350,000	9,975
Global Industries Ltd. (b)	250,000	1,747
GlobalSantaFe Corp.	350,000	9,572
Nabors Industries Ltd. (b)	250,000	8,825
Transocean Sedco Forex, Inc.	350,000	10,903

		41,022

Financial & Business Services 14.2%
Accenture Ltd. (d)	800,000	15,200
Affiliated Managers Group, Inc. (d)	220,000	13,530
Certegy, Inc. (b)	425,000	15,772
Concord EFS, Inc. (b)	900,000	27,126
Countrywide Credit Industries, Inc.	225,000	10,856
E*Trade Group, Inc. (b)	1,000,000	5,460
KPMG Consulting, Inc. (b)	1,000,000	14,860
SEI Investments Co.	475,000	13,381
SLM Corp.	185,000	17,927
Willis Group Holdings Ltd. (b)	575,600	18,943

		153,055

Healthcare 17.9%
Affymetrix, Inc. (d)	400,000	9,596
AmerisourceBergen Corp.	400,000	30,400
Boston Scientific Corp. (b)	425,000	12,461
Cephalon, Inc. (d)	75,000	3,390
Enzon, Inc. (d)	400,000	9,844
IDEC Pharmaceuticals Corp. (d)	375,000	13,294
King Pharmaceuticals, Inc. (b)	600,000	13,350
Laboratory Corp. of America Holdings (b)	700,000	31,955
Medicis Pharmaceutical ‘A’ (d)	300,000	12,828
St. Jude Medical, Inc. (b)	250,000	18,463
Varian Medical Systems, Inc. (b)	300,000	12,165
Waters Corp. (b)	300,000	8,010
Wellpoint Health Networks, Inc. (b)	225,000	17,507

		193,263

Materials & Processing 1.2%
Alcan, Inc.	350,000	13,132

Technology 23.3%
Affiliated Computer Services, Inc. ‘A’ (b)	400,000	18,992
Cerner Corp. (b)(d)	275,000	13,153
Cymer, Inc. (d)	300,000	10,512
Emulex Corp. (d)	300,000	6,753
Extreme Networks, Inc. (d)	925,000	9,037
Fairchild Semiconductor International, Inc. ‘A’ (b)(d)	604,800	14,697
Gentex Corp. (b)	500,000	13,735
Integrated Circuit Systems, Inc. (d)	640,000	12,922
Integrated Device Technology, Inc. (b)	400,000	7,256
Intersil Corp. (d)	525,000	11,225
KLA-Tencor Corp. (b)	150,000	6,599
L-3 Communications Holdings, Inc. (d)	175,000	9,450
Marvell Technology Group Ltd. (d)	600,200	11,938
Mercury Interactive Corp. (b)	350,100	8,038
Microchip Technology, Inc. (b)	500,000	13,715
Novellus Systems, Inc. (b)	150,000	5,100
Polycom, Inc. (b)	200,000	2,398
RF Micro Devices, Inc. (b)	1,025,432	7,814
The BISYS Group, Inc. (b)	950,000	31,635
THQ, Inc. (d)	889,999	26,540
UTStarcom, Inc. (b)	500,000	10,085
WorldCom, Inc. (c)(d)	300,000	150

		251,744

Total Common Stocks (Cost $965,412)		973,653

CONVERTIBLE BONDS & NOTES 1.3%
	Principal Amount (000s)
Technology 1.3%
Juniper Networks, Inc. 4.750% due 03/15/2007	$22,000	13,585

Total Convertible Bonds & Notes (Cost $16,267)		13,585

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank 1.550% due 07/01/2002	68,794	68,794
(Dated 06/28/2002. Collateralized by
Fannie Mae 2.625% due 11/21/2003
valued at $19,174 and Federal Home
Loan Bank 3.250% due 11/15/2004 valued
at $51,002. Repurchase proceeds are $68,803.)

Total Short-Term Instruments (Cost $68,794)		68,794

Total Investments (a) 98.0%		$1,056,032
(Cost $1,050,473)
Other Assets and Liabilities (Net) 2.0%		22,025

Net Assets 100.0%		$1,078,057

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,052,942 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$113,329
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(110,239)

Unrealized appreciation-net		$3,090

(b) Non-income producing security.

(c) Subsequent to June 30, 2002, the issuer declared bankruptcy.

(d) Portion of securities on loan with an aggregate market value of $162,396; cash collateral of $168,197 was received with which the Fund purchased securities.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Opportunity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.8%
Aerospace 2.0%
BE Aerospace, Inc. (b)	296,400	$3,907
Veridian Corp. (b)	119,580	2,714

		6,621

Building 1.2%
Restoration Hardware, Inc. (c)	437,300	3,870

Capital Goods 2.5%
Flowserve Corp. (c)	81,000	2,414
Regal-Beloit Corp.	89,300	2,171
Roper Industries, Inc. (c)	40,800	1,522
Terex Corp. (c)	91,300	2,053

		8,160

Communications 4.3%
Cumulus Media, Inc. - Class A (b)	160,800	2,216
Mediacom Communications Corp. (c)	372,000	2,898
Overture Services, Inc. (b)	295,500	7,382
Radio One, Inc. (c)	101,700	1,512

		14,008

Consumer Discretionary 19.9%
CEC Entertainment, Inc. (c)	98,946	4,086
Charlotte Russe Holding, Inc. (b)	138,210	3,086
CSK Auto Corp.	150,800	2,102
Duane Reade, Inc. (c)	200,300	6,820
Genesco, Inc. (c)	305,630	7,442
Herman Miller, Inc.	136,500	2,771
Linens `n Things, Inc. (c)	186,105	6,106
MSC Industrial Direct Co.	162,300	3,165
Pacific Sunwear of California (c)	145,800	3,232
Petsmart, Inc.	253,700	4,069
Racing Champions Corp. (b)	179,882	3,322
RARE Hospitality International, Inc. (b)	198,700	5,349
Reebok International Ltd. (c)	141,262	4,167
Station Casinos, Inc. (c)	219,100	3,911
Take Two Interactive Software (b)	229,600	4,727

		64,355

Consumer Services 12.7%
Alloy, Inc. (c)	251,700	3,635
Corinthian Colleges, Inc. (b)(c)	114,100	3,867
Corporate Executive Board Co. (c)	161,300	5,524
Forrester Research, Inc. (c)	250,200	4,854
Heidrick & Struggles, Inc. (c)	124,423	2,485
Lin Television Corp.	65,793	1,779
Macrovision Corp. (b)	340,088	4,459
Medical Staffing Network Holdings, Inc. (c)	81,100	1,987
MPS Group, Inc.	491,300	4,176
MTR Gaming Group, Inc. (c)	194,900	3,255
Regal Entertainment Group (b)	106,300	2,479
United Rental, Inc. (c)	117,100	2,553

		41,053

Consumer Staples 0.9%
Fleming Cos., Inc. (c)	155,200	2,817

Energy 9.1%
Chesapeake Energy Corp. (c)	737,200	5,308
Grant Prideco, Inc. (c)	284,800	3,873
Key Energy Group, Inc. (b)	459,100	4,821
Petroquest Energy, Inc. (c)	494,600	2,755
Pioneer Natural Resources Co.	155,800	4,059
Veritas DGC, Inc. (c)	352,100	4,436
XTO Energy, Inc.	200,000	4,120

		29,372

Environmental Services 1.0%
Waste Connections, Inc. (c)	108,900	3,402

Financial & Business Services 7.8%
Affiliated Managers Group, Inc. (c)	58,000	3,567
AmeriCredit Corp. (c)	161,700	4,536
Caminus Corp. (b)	126,338	737
Cullen/Frost Bankers, Inc.	72,600	2,610
E*Trade Group, Inc. (c)	522,200	2,851
East West Bancorp, Inc.	84,300	2,910
Southwest Bancorp.of Texas, Inc. (c)	67,459	2,443
Steiner Leisure Ltd. (c)	252,800	3,666
Wintrust Financial Corp.	52,300	1,808

		25,128

Healthcare 11.8%
Affymetrix, Inc. (c)	117,600	2,821
AMN Healthcare Services, Inc. (c)	84,200	2,948
Centene Corp.	111,900	3,467
Discovery Laboratories, Inc. (b)	381,538	668
Discovery Laboratories, Inc. - Warrants (b)	92,308	0
Enzon, Inc. (c)	108,100	2,660
Health Net, Inc. (c)	110,744	2,965
Neurocrine Biosciences, Inc. (c)	103,300	2,959
Odyssey Healthcare, Inc. (c)	90,300	3,251
Pharmaceutical Product Development, Inc. (b)	33,200	874
Priority Healthcare Corp.	106,200	2,496
SICOR, Inc. (c)	150,300	2,787
Therasense, Inc. (c)	90,900	1,676
Transkaryotic Therapies, Inc. (c)	47,300	1,705
Triad Hospitals, Inc. (c)	87,900	3,725
Universal Health Services, Inc. ‘B’ (b)	64,900	3,180

		38,182

Technology 18.6%
Actuate Corp. (c)	586,600	2,640
Advanced Energy Industries (c)	101,100	2,242
Aeroflex, Inc. (b)	332,624	2,312
Answerthink, Inc.	382,100	1,448
ASE Test Ltd. (c)	257,800	2,501
Caci International, Inc. (c)	135,100	5,159
Digital Insight Corp. (c)	216,700	3,565
Documentum, Inc. (b)	269,900	3,239
Fairchild Semiconductor International, Inc. ‘A’ (b)	144,500	3,511
Getty Images, Inc. (c)	112,914	2,458
Harmonic Lightwaves, Inc. (c)	377,683	1,382
HPL Technologies, Inc. (c)	172,500	2,598
J.D. Edwards & Co. (c)	278,100	3,379
Manhattan Associates, Inc. (c)	138,592	4,457
Microtune, Inc. (c)	306,300	2,729
MKS Instruments, Inc. (b)	53,900	1,126
PayPal, Inc.	70,400	1,422
RF Micro Devices, Inc. (c)	305,000	2,324
THQ, Inc. (c)	177,199	5,284
Varian Semiconductor Equipment (b)(c)	90,100	3,057
Websense, Inc. (b)	140,780	3,600

		60,433

Transportation 6.0%
Atlantic Coast Airlines Holdings (b)	202,400	4,392
Frontier Airlines, Inc. (c)	152,370	1,239
Hunt (JB) Transport Services, Inc.	131,500	3,882
Knight Transportation, Inc. (b)	211,400	4,902
Skywest, Inc. (c)	211,400	4,945

		19,360

Total Common Stocks (Cost $302,729)		316,761

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments (Cont.)
Opportunity Fund
June 30, 2002

	Principal Amount (000’s)	Value (000’s)
SHORT - TERM INSTRUMENTS 1.6%
Repurchase Agreement 1.6%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 6.625% due 08/15/2002 valued at $5,421. Repurchase proceeds are $5,313.)	$5,312	$5,312

Total Short-Term Instruments (Cost $ 5,312)		5,312

Total Investments (a) 99.4% (Cost $ 308,041)		$322,073
Other Assets and Liabilities (Net) 0.6%		1,942

Net Assets 100.0%		$324,015

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $313,365 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$40,430
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(31,722)

Unrealized appreciation - net		$8,708

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $70,032; cash collateral of $71,804 was received with which the Fund purchased securities.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Innovation Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.8%
Communications 3.6%
Nokia Oyj SP - ADR	2,511,000	$36,359

Consumer Discretionary 0.8%
Electronic Arts, Inc. (c)	128,600	8,494

Financial & Business Services 2.1%
Accenture Ltd. (b)(c)	1,132,700	21,521

Healthcare 0.1%
Amgen, Inc. (c)	3,800	159
Cephalon, Inc. (b)(c)	2,500	113
Forest Laboratories, Inc. (c)	3,100	220
Genentech, Inc. (c)	4,500	151
IDEC Pharmaceuticals Corp. (b)(c)	3,400	121
MedImmune, Inc. (c)	5,375	142
Scios, Inc. (b)(c)	5,000	153

		1,059

Technology 93.2%
Advanced Micro Devices, Inc. (c)	1,140,600	11,087
Apple Computer, Inc. (c)	509,100	9,021
Applied Materials, Inc. (c)	1,234,900	23,488
ASML Holding N.V. (c)	752,600	11,379
Atmel Corp. (c)	1,270,200	7,951
BEA Systems, Inc. (c)	1,426,900	13,427
Broadcom Corp. ‘A’ (c)	322,900	5,664
Brocade Communications Systems, Inc. (b)(c)	796,800	13,928
Business Objects SA SP - ADR (b)(c)	322,600	9,065
Cisco Systems, Inc. (c)	1,860,400	25,953
Computer Associates International, Inc.	888,100	14,112
Corning, Inc. (b)(c)	1,748,000	6,205
Cree, Inc. (b)(c)	828,900	10,966
Cypress Semiconductor Corp. (c)	708,200	10,750
Dell Computer Corp. (c)	918,600	24,012
EMC Corp. (c)	765,400	5,779
Emulex Corp. (b)(c)	743,095	16,727
Extreme Networks, Inc. (b)(c)	1,040,400	10,165
Flextronics International Ltd. (c)	1,617,200	11,531
Foundry Networks, Inc. (b)(c)	350,000	2,461
Genesis Microchip, Inc. (b)(c)	405,700	3,270
GlobespanVirata, Inc. (c)	1,849,725	7,158
Hewlett-Packard Co.	947,731	14,481
Integrated Device Technology, Inc. (c)	1,018,286	18,472
Intel Corp.	1,785,300	32,617
International Rectifier Corp. (c)	646,500	18,845
JDS Uniphase Corp. (c)	2,058,359	5,537
Juniper Networks, Inc. (b)(c)	1,865,600	10,541
KLA-Tencor Corp. (c)	538,400	23,684
Koninklijke Philips Electronics NV	431,400	11,907
Kulicke & Soffa Industries, Inc. (b)	1,065,600	13,203
Linear Technology Corp.	234,700	7,377
LSI Logic Corp. (c)	1,439,780	12,598
Marvell Technology Group Ltd. (b)(c)	764,627	15,208
Maxim Integrated Products, Inc. (c)	385,600	14,780
Mercury Interactive Corp. (b)(c)	827,100	18,990
Microchip Technology, Inc. (c)	281,457	7,720
Micron Technology, Inc. (c)	1,762,100	35,630
Microsoft Corp. (c)	467,200	25,285
Motorola, Inc.	914,400	13,186
National Semiconductor Corp. (c)	649,700	18,952
Network Appliance, Inc. (c)	1,786,694	22,173
Newport Corp. (b)(c)	426,500	6,679
Nvidia Corp. (b)(c)	360,200	6,188
Oracle Corp. (c)	1,590,395	15,061
PMC - Sierra, Inc. (b)(c)	821,200	7,613
Powerwave Technologies, Inc. (b)(c)	1,036,055	9,490
QLogic Corp. (c)	639,500	24,365
QUALCOMM, Inc. (c)	1,061,200	29,172
Rational Software Corp. (c)	1,958,900	16,083
RF Micro Devices, Inc. (b)(c)	1,279,500	9,750
SanDisk Corp. (b)(c)	674,600	8,365
Sanmina-SCI Corp. (c)	1,964,554	12,396
SAP AG (b)(c)	856,000	20,792
Siebel Systems, Inc. (c)	553,600	7,872
Sun Microsystems, Inc. (c)	2,233,800	11,191
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (c)	3,402,168	44,228
Teradyne, Inc. (b)(c)	1,045,664	24,573
Texas Instruments, Inc.	1,295,600	30,706
United Microelectronics Corp. SP - ADR (b)(c)	2,154,000	15,832
UTStarcom, Inc. (b)(c)	187,500	3,782
Veritas Software Corp. (c)	371,800	7,358
Vishay Intertechnology, Inc. (c)	877,100	19,296
Vitesse Semiconductor Corp. (c)	1,022,400	3,180
Yahoo, Inc. (c)	1,858,663	27,434

		956,691

Total Common Stocks (Cost $1,411,927)		1,024,124

SHORT-TERM INSTRUMENTS 1.1%
	Principal Amount (000s)
Repurchase Agreement 1.1%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 3.220% due 10/17/2003 valued at $11,548. Repurchase proceeds are $11,319.)	$11,318	11,318

Total Short-Term Instruments (Cost $11,318)		11,318

Total Investments (a) 100.9% (Cost $1,423,245)		$1,035,442
Other Assets and Liabilities (Net) (0.9%)		(9,418)

Net Assets 100.0%		$1,026,024

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,596,683 was as follows:
Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost.	$17,797
Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value.	(579,038)

Unrealized depreciation-net	$(561,241)

(b) Portion of securities on loan with an aggregate market value of $144,487; cash collateral of $151,438 was received with which the Fund purchased securities.

(c) Non-income producing security.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Global Innovation Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.5%
Aerospace 1.0%
Lockheed Martin Corp.	5,900	$410
Northrop Grumman Corp. (b)	5,000	625

		1,035

Capital Goods 2.3%
Brooks-PRI Automation, Inc. (b)	90,881	2,323

Communications 3.6%
Nokia Oyj SP - ADR	100,800	1,460
Overture Services, Inc. (b)	51,800	1,294
SK Telecom Co., Ltd. SP - ADR	500	12
TMP Worldwide, Inc. (b)	37,900	815

		3,581

Consumer Discretionary 1.9%
Electronic Arts, Inc. (b)	19,900	1,314
Sony Corp.	11,000	584

		1,898

Consumer Services 1.9%
eBay, Inc. (b)	20,700	1,276
Univision Communications, Inc. ‘A’ (b)	300	9
USA Interactive (b)	23,800	558

		1,843

Financial & Business Services 2.6%
Accenture Ltd. (b)	138,400	2,630

Healthcare 4.6%
Amgen, Inc. (b)	30,700	1,286
Celgene Corp. (b)	26,300	402
Cephalon, Inc. (b)	11,400	515
Genentech, Inc. (b)	30,500	1,022
IDEC Pharmaceuticals Corp. (b)	34,400	1,220
MedImmune, Inc. (b)	7,700	203

		4,648

Technology 73.6%
Activision, Inc. (b)	36,300	1,055
Aeroflex, Inc. (b)	13,300	103
Applied Materials, Inc. (b)	125,200	2,381
ASML Holding N.V. (b)	103,600	1,566
AU Optronics Corp. (b)	51,000	424
BEA Systems, Inc. (b)	213,828	2,012
Brocade Communications Systems, Inc. (b)	82,700	1,446
Business Objects SA SP - ADR (b)	7,300	205
Cisco Systems, Inc. (b)	258,700	3,609
Emulex Corp. (b)	28,800	648
Fairchild Semiconductor International, Inc. ‘A’ (b)	4,400	107
Genesis Microchip, Inc. (b)	83,485	673
ILOG S.A. (b)	2,500	14
Infosys Technologies Ltd. SP - ADR	14,000	717
Integrated Circuit Systems, Inc. (b)	44,300	894
Intel Corp.	171,000	3,124
Intersil Corp. (b)	100,800	2,155
J.D. Edwards & Co. (b)	85,309	1,037
KLA-Tencor Corp. (b)	48,400	2,129
LG Electronics, Inc. (b)	76,640	3,058
Manugistics Group, Inc. (b)	174,700	1,067
Marvell Technology Group Ltd. (b)	99,700	1,983
Maxim Integrated Products, Inc. (b)	42,600	1,633
Micron Technology, Inc. (b)	145,600	2,944
Microsoft Corp. (b)	64,500	3,491
Netscreen Technologies, Inc. (b)	31,900	293
Network Appliance, Inc. (b)	193,000	2,395
Nvidia Corp. (b)	14,700	253
Openwave Systems, Inc. (b)	184,000	1,032
Oracle Corp. (b)	364,500	3,452
Orbotech Ltd. (b)	12,900	293
Photon Dynamics, Inc. (b)	10,959	329
Power Integrations, Inc. (b)	25,400	455
QLogic Corp. (b)	19,300	735
QUALCOMM, Inc. (b)	100,700	2,768
Rational Software Corp. (b)	147,294	1,209
Samsung Electronics Co. Ltd.	10,900	2,981
SAP AG	49,900	1,212
Siebel Systems, Inc. (b)	65,500	931
STMicroelectronics NV	53,300	1,297
Taiwan Semiconductor Manufacturing Co.
Ltd. SP - ADR (b)	230,670	2,999
Teradyne, Inc. (b)	97,200	2,284
Texas Instruments, Inc.	110,600	2,621
Tibco Software, Inc. (b)	167,100	929
Ticketmaster (b)	39,700	743
United Microelectronics Corp. SP—ADR (b)	442,100	3,249
Veritas Software Corp. (b)	84,800	1,678
Xilinx, Inc. (b)	56,800	1,274

		73,887

Total Common Stocks		91,845

(Cost $109,970)

SHORT-TERM INSTRUMENTS 11.8%
	Principal Amount (000s)
Repurchase Agreement 11.8%

State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 3.350% due 10/09/2003 valued at $12,147. Repurchase proceeds are $11,907.)	$11,905	11,905

Total Short-Term Instruments		11,905

(Cost $11,905)

Total Investments (a) 103.3%		$103,750
(Cost $121,875)

Other Assets and Liabilities (Net) (3.3%)		(3,352)

Net Assets 100.0%		$100,398

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $125,349 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.	$4,125
Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.	(25,724)

Unrealized depreciation-net	$(21,599)

(b) Non-income producing security.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Mega-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 92.7%
Building 1.8%
Centex Corp.	600	$35

Capital Goods 2.9%
General Electric Co.	1,900	55

Consumer Discretionary 20.0%
Bed, Bath & Beyond, Inc. (b)	1,300	49
Best Buy Co., Inc. (c)	450	16
Clear Channel Communications, Inc. (b)	1,200	38
Electronic Arts, Inc. (c)	700	46
Fox Entertainment Group, Inc.	1,900	41
Home Depot, Inc.	1,000	37
Kohl’s Corp. (b)	600	42
Viacom, Inc. ‘A’	1,200	53
Wal-Mart Stores, Inc.	1,100	61

		383

Consumer Services 2.1%
Cendant Corp. (c)	2,600	41

Consumer Staples 9.1%
Anheuser-Busch Cos., Inc.	900	45
PepsiCo, Inc.	900	43
Philip Morris Cos., Inc.	900	39
Walgreen Co.	1,200	46

		173

Energy 1.0%
ENSCO International, Inc.	700	19

Financial & Business Services 8.8%
American International Group, Inc.	800	55
Citigroup, Inc.	800	31
Concord EFS, Inc. (b)	800	24
Moody’s Corp.	600	30
SLM Corp.	300	29

		169

Healthcare 26.4%
Allergan, Inc.	800	53
Andrx Group (b)	1,000	27
Gilead Sciences, Inc. (c)	1,000	33
HCA, Inc.	900	43
IDEC Pharmaceuticals Corp. (b)	800	28
Johnson & Johnson	976	51
King Pharmaceuticals, Inc. (b)	1,333	30
Laboratory Corp. of America Holdings (c)	900	41
MedImmune, Inc. (b)	1,100	29
Pfizer, Inc.	1,400	49
St. Jude Medical, Inc. (b)	500	37
Wellpoint Health Networks, Inc. (b)	600	47
Wyeth	700	36

		504

Technology 20.6%
Analog Devices, Inc. (b)	1,200	36
Applied Materials, Inc. (b)	1,300	25
Brocade Communications Systems, Inc. (c)	1,000	17
Cisco Systems, Inc. (b)	3,200	45
Dell Computer Corp. (b)	700	18
IBM Corp.	400	29
Intel Corp.	2,300	42
Intuit, Inc. (b)	600	30
Microsoft Corp. (b)	1,900	103
Texas Instruments, Inc.	800	19
Veritas Software Corp. (b)	1,500	30

		394

Total Common Stocks (Cost $1,980)		1,773

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 7.4%
Repurchase Agreement 7.4%
State Street Bank
1.550% due 07/01/2002	$141	$141
(Dated 06/28/2002. Collateralized by Freddie Mac 4.450% due 07/30/2003 valued at $148. Repurchase proceeds are $141.)

Total Short-Term Instruments (Cost $141)		141

Total Investments (a) 100.1% (Cost $2,121)		$1,914
Other Assets and Liabilities (Net) (0.1%)		(2)

Net Assets 100.0%		$1,912

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,139 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$120
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value		(345)

Unrealized depreciation-net		$(225)

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $94; cash collateral of $99 was received with which the Fund purchased securities.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Capital Appreciation Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.6%
Aerospace 5.1%
General Dynamics Corp.	72,100	$7,668
Lockheed Martin Corp.	112,600	7,826
Northrop Grumman Corp. (c)	51,400	6,425
Raytheon Co.	182,200	7,425
United Technologies Corp.	85,100	5,778

		35,122

Building 2.4%
Centex Corp.	152,500	8,813
D.R. Horton, Inc.	296,500	7,718

		16,531

Capital Goods 2.8%
Delphi Automotive Systems	580,100	7,657
General Electric Co.	394,300	11,454

		19,111

Consumer Discretionary 15.2%
AutoZone, Inc. (c)	97,400	7,529
Best Buy Co., Inc. (c)	140,450	5,098
Electronic Arts, Inc. (c)	113,600	7,503
Family Dollar Stores, Inc.	206,600	7,283
General Motors Corp. (b)	133,500	7,136
Harley-Davidson, Inc. (b)	139,000	7,127
Home Depot, Inc.	170,800	6,274
Kohl’s Corp. (c)	87,800	6,153
MGM Grand, Inc. (c)	145,800	4,921
Office Depot, Inc. (c)	376,300	6,322
Target Corp.	212,900	8,112
Wal-Mart Stores, Inc.	283,600	15,601
Williams-Sonoma, Inc. (c)	200,700	6,153
Yum! Brands, Inc. (c)	286,800	8,389

		103,601

Consumer Services 5.5%
Cendant Corp. (b)(c)	412,800	6,555
Darden Restaurants, Inc. (b)	282,000	6,965
Sabre Holdings Corp. ‘A’ (c)	185,500	6,641
Starwood Hotels & Resorts Worldwide, Inc. (b)	209,100	6,877
Tribune Co.	81,100	3,528
Viacom, Inc. (c)	151,300	6,713

		37,279

Consumer Staples 9.0%
Anheuser-Busch Cos., Inc.	172,600	8,630
Fortune Brands, Inc.	107,900	6,042
Gillette Co.	205,700	6,967
Kroger Co. (c)	264,600	5,266
Pepsi Bottling Group, Inc.	113,000	3,480
PepsiCo, Inc.	174,500	8,411
Philip Morris Cos., Inc.	192,000	8,387
Procter & Gamble Co.	94,100	8,403
SYSCO Corp.	202,900	5,523

		61,109

Energy 2.1%
Devon Energy Corp.	145,400	7,165
Exxon Mobil Corp.	175,400	7,177

		14,342

Financial & Business Services 18.7%
American Express Co.	148,000	5,375
American International Group, Inc.	232,960	15,895
BB&T Corp.	197,600	7,627
Bear Stearns Co., Inc.	60,000	3,672
Citigroup, Inc.	369,895	14,333
Fannie Mae	98,200	7,242
Hartford Financial Services Group, Inc.	125,800	7,481
KeyCorp	275,300	7,516
Lehman Brothers Holdings, Inc.	141,700	8,859
MBIA, Inc.	141,500	7,999
Mellon Financial Corp.	174,200	5,475
Moody’s Corp.	113,200	5,632
SLM Corp.	61,600	5,969
St. Paul Companies, Inc.	80,600	3,137
Wachovia Corp.	193,100	7,373
Wells Fargo & Co.	138,200	6,918
XL Capital Ltd. ‘A’	86,200	7,301

		127,804

Healthcare 18.1%
Aetna, Inc. (c)	117,000	5,613
Allergan, Inc.	110,000	7,343
Amgen, Inc. (c)	158,400	6,634
Andrx Group (c)	209,700	5,656
Barr Laboratories, Inc. (b)(c)	133,600	8,488
Baxter International, Inc.	76,000	3,378
Gilead Sciences, Inc. (c)	112,900	3,712
HCA, Inc.	176,200	8,370
Johnson & Johnson	224,208	11,717
King Pharmaceuticals, Inc. (c)	419,466	9,333
Laboratory Corp. of America Holdings (c)	163,900	7,482
McKesson Corp.	176,900	5,785
Medtronic, Inc.	193,100	8,274
Pfizer, Inc.	208,400	7,294
Tenet Healthcare Corp. (c)	58,800	4,207
UnitedHealth Group, Inc. (c)	75,000	6,866
Wellpoint Health Networks, Inc. (c)	87,000	6,769
Wyeth	132,000	6,758

		123,679

Materials & Processing 2.2%
International Paper Co.	180,600	7,871
Sealed Air Corp. (b)(c)	168,800	6,798

		14,669

Technology 15.2%
Affiliated Computer Services, Inc. ‘A’ (c)	165,300	7,848
Analog Devices, Inc. (c)	188,400	5,596
Applied Materials, Inc. (c)	283,100	5,385
Cisco Systems, Inc. (c)	592,200	8,261
Dell Computer Corp. (c)	135,300	3,537
Honeywell International, Inc.	153,500	5,408
IBM Corp.	100,600	7,243
Intel Corp.	358,500	6,550
International Game Technology (c)	60,500	3,430
Intuit, Inc. (c)	157,400	7,826
Microchip Technology, Inc. (c)	174,200	4,778
Microsoft Corp. (c)	382,000	20,674
Rockwell Automation, Inc.	342,300	6,839
Texas Instruments, Inc.	223,900	5,306
Veritas Software Corp. (b)(c)	258,025	5,106

		103,787

Transportation 0.0%
Delta Air Lines, Inc.	15,700	314

Utilities 1.3%
Dominion Resources, Inc.	129,200	8,553

Total Common Stocks (Cost $692,807)		665,901

See accompanying notes

PIMCO Funds Annual Report 6.30.02

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.7%
Repurchase Agreement 5.7%
State Street Bank
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 3.125% due 11/07/2003 valued at $39,922. Repurchase proceeds are $39,142.)	$39,137	$39,137

Total Short-Term Instruments (Cost $39,137)		39,137

Total Investments (a) 103.3% (Cost $731,944)		$705,038

Other Assets and Liabilities (Net) (3.3%)		(22,426)

Net Assets 100.0%		$682,612

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $735,268 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$37,898
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(68,128)

Unrealized depreciation-net		$(30,230)

(b) Portion of securities on loan with an aggregate market value of $14,480; cash collateral of $14,729 was received with which the Fund purchased securities.

(c) Non-income producing security.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Mid-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.1%
Aerospace 1.8%
Raytheon Co.	243,600	$9,927
The Titan Corp. (b)(c)	347,200	6,350

		16,277

Building 2.5%
D.R. Horton, Inc. (b)	427,799	11,136
Lennar Corp. (b)	184,183	11,272

		22,408

Capital Goods 4.9%
Dana Corp. (b)	488,800	9,057
Danaher Corp.	135,300	8,977
Eaton Corp.	115,200	8,381
Lear Corp. (c)	202,500	9,366
SPX Corp. (b)	69,000	8,108

		43,889

Communications 1.9%
Cox Radio, Inc. (c)	348,366	8,396
Westwood One, Inc. (c)	258,274	8,632

		17,028

Consumer Discretionary 17.8%
Abercrombie & Fitch Co. ‘A’ (c)	154,900	3,736
AutoZone, Inc. (b)(c)	127,900	9,887
Bed, Bath & Beyond, Inc. (c)	280,500	10,586
Best Buy Co., Inc. (b)(c)	103,500	3,757
Black & Decker Corp.	200,400	9,659
Blockbuster, Inc. ‘A’	327,757	8,817
Coach, Inc. (c)	177,138	9,725
Constellation Brands, Inc. ‘A’ (b)(c)	357,600	11,443
Electronic Arts, Inc. (b)(c)	149,400	9,868
Family Dollar Stores, Inc.	274,500	9,676
Foot Locker, Inc. (b)	604,241	8,731
Mandalay Resort Group (c)	278,200	7,670
Mohawk Industries, Inc. (b)(c)	170,450	10,488
Nordstrom, Inc. (b)	220,600	4,997
Office Depot, Inc. (c)	512,800	8,615
Ross Stores, Inc.	274,200	11,174
Williams-Sonoma, Inc. (b)(c)	298,800	9,161
Yum! Brands, Inc. (c)	373,624	10,929

		158,919

Consumer Services 8.1%
Accredo Health, Inc. (c)	182,400	8,416
Apollo Group, Inc. ‘A’ (c)	309,899	12,213
Darden Restaurants, Inc.	350,950	8,668
Harrah’s Entertainment, Inc. (c)	197,700	8,768
Hilton Hotels Corp. (b)	608,700	8,461
Sabre Holdings Corp. ‘A’ (c)	229,800	8,227
The E.W. Scripps Co.	134,903	10,388
Univision Communications, Inc. ‘A’ (b)(c)	234,200	7,354

		72,495

Consumer Staples 3.4%
McCormick & Co.	375,900	9,679
Pactiv Corp.	489,310	11,646
Pepsi Bottling Group, Inc.	297,000	9,148

		30,473

Energy 6.7%
Devon Energy Corp.	178,600	8,801
ENSCO International, Inc.	318,400	8,680
Murphy Oil Corp.	124,300	10,255
Noble Corp. (c)	236,399	9,125
Ocean Energy, Inc.	553,121	11,986
Pioneer Natural Resources Co.	405,400	10,561

		59,408

Financial & Business Services 17.1%
Ambac Financial Group, Inc.	162,400	10,913
Arthur J. Gallagher & Co.	276,100	9,567
Associates Corp. of North America	147,289	5,554
Bear Stearns Co., Inc.	76,700	4,694
CarrAmerica Realty Corp.	306,288	9,449
Commerce Bancorp, Inc. N.J. (b)	113,378	5,011
Federated Investors, Inc.	301,400	10,419
General Growth Properties, Inc. (b)	230,900	11,776
GreenPoint Financial Corp.	250,700	12,309
HCC Insurance Holdings, Inc. (b)	420,600	11,083
Hudson City Bancorp, Inc.	301,000	5,990
Legg Mason, Inc. (b)	222,913	10,999
Moody’s Corp.	183,300	9,119
North Fork Bancorporation, Inc.	139,344	5,547
Old Republic International Corp.	349,400	11,006
SLM Corp.	98,500	9,545
SouthTrust Corp.	190,200	4,968
St. Paul Companies, Inc.	106,070	4,128

		152,077

Healthcare 13.8%
Aetna, Inc.	150,700	7,229
Andrx Group (c)	269,046	7,256
Barr Laboratories, Inc. (b)(c)	176,900	11,238
Cephalon, Inc. (b)(c)	175,207	7,919
Community Health System, Inc. (c)	389,800	10,447
Gilead Sciences, Inc. (b)(c)	144,800	4,761
King Pharmaceuticals, Inc. (c)	538,366	11,979
Laboratory Corp. of America Holdings (b)(c)	215,350	9,831
McKesson Corp. (b)	132,700	4,339
MedImmune, Inc. (c)	230,455	6,084
Omnicare, Inc.	442,000	11,607
Oxford Health Plans, Inc. (c)	214,900	9,984
St. Jude Medical, Inc. (c)	153,100	11,306
Wellpoint Health Networks, Inc. (c)	112,100	8,723

		122,703

Materials & Processing 3.0%
AK Steel Holding Corp.	687,600	8,808
Sealed Air Corp. (b)(c)	211,211	8,505
Smurfit-Stone Container Corp. (b)(c)	599,100	9,238

		26,551

Technology 11.7%
Affiliated Computer Services, Inc. ‘A’ (b)(c)	210,918	10,014
Altera Corp. (c)	280,000	3,808
Brocade Communications Systems, Inc. (b)(c)	266,703	4,662
Diebold, Inc.	260,100	9,686
Emulex Corp. (b)(c)	140,300	3,158
International Game Technology (c)	77,933	4,419
International Rectifier Corp. (c)	223,500	6,515
Intuit, Inc. (c)	201,900	10,038
L-3 Communications Holdings, Inc. (b)(c)	192,000	10,368
Microchip Technology, Inc. (c)	228,100	6,257
National Semiconductor Corp. (c)	300,400	8,763
Network Associates, Inc. (b)(c)	431,100	8,307
SunGard Data Systems, Inc. (c)	362,200	9,591
Synopsys, Inc. (c)	81,200	4,451
Teradyne, Inc. (c)	171,800	4,037

		104,074

Utilities 3.4%
ALLETE, Inc.	340,309	9,222
Entergy Corp.	230,100	9,765
Progress Energy, Inc.	216,088	11,239

		30,226

Total Common Stocks
(Cost $825,489)		856,528

See accompanying notes

PIMCO Funds Annual Report 6.30.02

	Principal amounts (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.6%
Repurchase Agreement 5.6%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 0.000% due 11/14/2003 valued at $50,499. Repurchase proceeds are $49,511.)	$49,505	$49,505

Total Short-Term Instruments (Cost $49,505)		49,505

Total Investments (a) 101.7% (Cost $874,994)		$906,033
Other Assets and Liabilities (Net) (1.7%)		(14,814)

Net Assets 100.0%		$891,219

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $877,400 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$94,788
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(66,155)

Unrealized appreciation-net		$28,633

(b) Portion of securities on loan with an aggregate market value of $44,454; cash collateral of $45,277 was received with which the Fund purchased securities.

(c) Non-income producing security.

6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Micro-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.9%
Aerospace 3.5%
BE Aerospace, Inc. (c)	364,500	$4,804
Moog, Inc. (c)	89,800	3,851

		8,655

Capital Goods 4.2%
Alliance Gaming Corp. (c)	214,500	2,621
Lindsay Manufacturing Co.	127,300	2,947

		5,568

Consumer Discretionary 18.8%
Aeropostale, Inc. (c)	146,300	4,004
American Woodmark Corp. (b)	43,400	2,436
Chico’s FAS, Inc. (b)(c)	133,800	4,860
Christopher & Banks Corp. (b)(c)	103,000	4,357
Friedmans, Inc.	103,300	1,343
ICT Group, Inc. (c)	215,700	3,919
Lithia Motors, Inc. (c)	143,600	3,866
Movie Gallery, Inc. (c)	151,225	3,194
Quiksilver, Inc. (c)	120,700	2,993
Shuffle Master, Inc. (b)(c)	164,050	3,014
Stanley Furniture Co, Inc. (b)(c)	84,200	2,252
Take Two Interactive Software (b)(c)	279,900	5,763
Too, Inc. (c)	88,600	2,729
Tuesday Morning Corp. (c)	112,300	2,084

		46,814

Consumer Services 8.8%
Alloy, Inc. (b)(c)	404,300	5,838
Boyd Gaming Corp. (b)	277,900	4,002
Isle of Capri Casinos, Inc. (c)	129,700	2,626
Orient-Express Hotel Ltd. (c)	214,500	3,674
Penn National Gaming, Inc. (b)(c)	164,000	2,977
Sinclair Broadcast Group, Inc. (c)	182,000	2,628

		21,745

Energy 3.8%
Evergreen Resources, Inc. (b)(c)	124,800	5,304
Ultra Petroleum Corp. (c)	549,700	4,172

		9,476

Financial & Business Services 20.5%
Alabama National BanCorporation	83,200	3,602
Bay View Capital Corp. (b)	704,100	4,513
Cash America International, Inc.	508,900	4,682
Dime Community Bancshares, Inc.	167,350	3,797
FTI Consulting, Inc. (c)	106,750	3,737
John Nuveen Co. ‘A’	181,400	4,662
Kroll, Inc. (c)	134,400	2,820
National Processing, Inc. (c)	45,600	1,176
NetBank, Inc. (c)	268,000	3,122
Quaker City Bancorp, Inc. (c)	119,100	4,933
UCBH Holdings, Inc.	146,700	5,576
Westcorp	135,200	4,320
WFS Financial, Inc. (c)	149,400	4,095

		51,035

Healthcare 18.3%
Advanced Neuromodulation Systems, Inc. (c)	164,300	5,011
AmSurg Corp. (c)	123,500	3,243
Biosite, Inc. (c)	143,000	4,025
Dianon Systems, Inc. (b)(c)	103,300	5,518
Diversa Corp. (c)	448,000	4,458
Endocare, Inc. (b)(c)	305,500	4,036
LabOne, Inc. (c)	113,800	3,004
Neurocrine Biosciences, Inc. (c)	46,000	1,318
Option Care, Inc. (b)(c)	222,500	3,057
Sierra Health Services, Inc. (c)	76,400	1,708
The Advisory Board Co. (c)	64,900	2,352
Thoratec Corp. (c)	459,400	4,130
Zoll Medical Corp. (c)	115,300	3,751

		45,611

Materials & Processing 3.6%
H.B. Fuller Co.	46,500	1,362
Pope & Talbot, Inc.	50,000	937
Silgan Holdings, Inc. (c)	162,500	6,572

		8,871

Technology 16.2%
ePlus, Inc. (c)	404,000	2,816
Identix, Inc. (b)(c)	33,590	245
Itron, Inc. (b)(c)	199,400	5,230
JDA Software Group, Inc. (c)	104,800	2,962
ManTech International Corp. (c)	142,400	3,416
Methode Electrics, Inc.	397,600	5,077
PEC Solutions, Inc. (b)(c)	104,300	2,495
Pinnacle Systems, Inc. (c)	100,000	1,099
Power Integrations, Inc. (b)(c)	143,500	2,569
Tyler Technologies, Inc. (c)	160,000	851
Varian, Inc. (c)	122,000	4,020
Websense, Inc. (c)	187,300	4,789
Witness Systems, Inc. (c)	624,900	4,612

		40,181

Transportation 2.2%
GulfMark Offshore, Inc. (c)	132,500	5,487

Total Common Stocks (Cost $ 220,933)		243,443

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 1.5%
Repurchase Agreement 1.5%
State Street Bank
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Farm Credit Bank 4.450% due 05/16/2003 valued at $3,954. Repurchase proceeds are $3,876.)	$3,875	3,875

Total Short-Term Instruments (Cost $ 3,875)		3,875

Total Investments (a) 99.4% (Cost $ 224,808)		$247,318
Other Assets and Liabilities (Net) 0.6%		1,373

Net Assets 100.0%		$248,691

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $225,149 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$37,500

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(15,331)

Unrealized appreciation - net		$22,169

(b)  Portion of securities on loan with an aggregate market value of $11,894; cash collateral of $12,253 was received with which the Fund purchased securities.

(c)  Non-income producing security.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Equity Income Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.2%
Aerospace 1.9%
Goodrich Corp. (b)	28,000	$765

Capital Goods 5.9%
Caterpillar, Inc.	15,900	778
Hubbell, Inc. ‘B’	23,200	792
Textron, Inc.	17,000	797

		2,367

Communications 5.1%
Sprint Corp.	49,000	520
Verizon Communications, Inc.	38,600	1,550

		2,070

Consumer Discretionary 5.5%
J.C. Penney Co., Inc. (b)	35,500	782
VF Corp.	36,600	1,435

		2,217

Consumer Staples 14.1%
Brown-Forman Corp. ‘B’ (b)	11,100	766
ConAgra Foods, Inc.	33,300	921
Fortune Brands, Inc.	15,500	868
RJ Reynolds Tobacco Holdings, Inc.	31,000	1,666
SUPERVALU, Inc.	60,500	1,484

		5,705

Energy 12.1%
Amerada Hess Corp.	10,800	891
Conoco, Inc.	30,000	834
KeySpan Corp.	22,500	847
Marathon Oil Corp.	29,800	808
Murphy Oil Corp.	8,400	693
Occidental Petroleum Corp.	27,500	825

		4,898

Financial & Business Services 31.1%
A.G. Edwards, Inc.	21,400	832
Bank of America Corp.	11,600	816
CIGNA Corp.	8,300	809
Deluxe Corp.	36,700	1,427
Duke Realty Corp.	30,000	868
HRPT Properties Trust	86,000	761
J.P. Morgan Chase & Co.	22,900	777
KeyCorp	58,700	1,603
Lincoln National Corp.	36,100	1,516
Union Planters Corp. (b)	47,550	1,539
UnumProvident Corp.	30,800	784
Washington Mutual, Inc.	23,300	865

		12,597

Healthcare 3.7%
Bristol-Myers Squibb Co.	28,600	735
Merck & Co., Inc.	15,400	780

		1,515

Materials & Processing 5.5%
Eastman Kodak Co.	51,200	1,493
Georgia-Pacific Corp.	30,500	750

		2,243

Transportation 2.1%
Burlington Northern Santa Fe Corp.	28,300	849

Utilities 9.2%
American Electric Power Co., Inc.	18,700	748
CMS Energy Corp. (b)	62,000	681
DTE Energy Co. (b)	18,100	808
NICOR, Inc.	16,800	769
Public Service Enterprise Group, Inc.	17,000	736

		3,742

Total Common Stocks (Cost $35,515)		38,968

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.9%
Repurchase Agreement 3.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 3.670% due 12/19/2003 valued at $1,616. Repurchase proceeds are $1,580.)	$1,580	$1,580

Total Short-Term Instruments (Cost $1,580)		1,580

Total Investments (a) 100.1% (Cost $37,095)		$40,548
Other Assets and Liabilities (Net) (0.1%)		(52)

Net Assets 100.0%		$40,496

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $37,331 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$5,640
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(2,423)

Unrealized appreciation-net		$3,217

(b) Portion of securities on loan with an aggregate market value of $2,087; cash collateral of $2,123 was received with which the Fund purchased securities.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Basic Value Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 93.0%
Building 1.7%
Lennar Corp. (b)	500	$31
Capital Goods 4.0%
Ingersoll-Rand Co. - A	800	37
Lear Corp. (c)	800	37

		74

Communications 2.6%
Sprint Corp.	1,800	19
Verizon Communications, Inc.	700	28

		47

Consumer Discretionary 9.8%
Sears, Roebuck & Co.	700	38
Tupperware Corp.	1,800	37
VF Corp.	1,800	71
Whirlpool Corp.	500	33

		179

Consumer Services 2.1%
Knight-Ridder, Inc.	600	38

Consumer Staples 20.1%
Brown-Forman Corp. ‘B’ (b)	1,000	69
ConAgra Foods, Inc.	1,600	44
Fortune Brands, Inc.	1,500	84
Pepsi Bottling Group, Inc.	1,400	43
RJ Reynolds Tobacco Holdings, Inc.	1,200	64
SUPERVALU, Inc.	2,600	64

		368

Energy 6.0%
Conoco, Inc.	2,900	81
Valero Energy Corp.	800	30

		111

Financial & Business Services 22.4%
Deluxe Corp.	1,800	70
Duke Realty Corp.	1,500	43
J.P. Morgan Chase & Co.	700	24
KeyCorp	1,300	35
Lincoln National Corp.	800	34
Loews Corp.	700	37
MGIC Investment Corp.	500	34
Union Planters Corp.	2,100	68
UnumProvident Corp.	1,300	33
Washington Mutual, Inc.	900	33

		411

Healthcare 7.5%
Becton Dickinson & Co.	1,100	38
Bristol-Myers Squibb Co.	1,100	28
Merck & Co., Inc.	700	35
Oxford Health Plans, Inc. (c)	800	37

		138

Materials & Processing 5.0%
Alcan, Inc.	1,000	37
Eastman Kodak Co. (b)	800	23
Georgia-Pacific Corp.	1,300	32

		92

Technology 1.5%
Lexmark International, Inc. (b)(c)	500	27

Transportation 2.3%
Burlington Northern Santa Fe Corp.	1,400	42

Utilities 8.0%
DTE Energy Co.	800	36
NICOR, Inc.	800	37
Public Service Enterprise Group, Inc.	1,700	74

		147

Total Common Stocks (Cost $1,607)		1,705

	Principal Amounts (000s)
SHORT-TERM INSTRUMENTS 6.6%
Repurchase Agreement 6.6%
State Street Bank
1.550% due 07/01/2002	$122	122
(Dated 06/28/2002. Collateralized by
Fannie Mae 6.625% due 08/15/2002
valued at $129. Repurchase proceeds are $122.)

Total Short-Term Instruments (Cost $122)		122

Total Investments (a) 99.6% (Cost $1,729)		$1,827

Other Assets and Liabilities (Net) 0.4%		7

Net Assets 100.0%		$1,834

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,730 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$183
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(86)

Unrealized appreciation-net	$97

(b) Portion of securities on loan with an aggregate market value of $90; cash collateral of $92 was received with which the Fund purchased securities.

(c) Non-income producing security.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Small-Cap Value Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.5%
Aerospace 0.9%
Kaman Corp. ‘A’	460,000	$7,710

Building 1.7%
Butler Manufacturing Co.	185,200	5,084
Hughes Supply, Inc.	200,000	8,980

		14,064

Capital Goods 9.7%
Acuity Brands, Inc.	482,000	8,772
ArvinMeritor, Inc.	314,000	7,536
Barnes Group, Inc.	347,000	7,946
Gatx Capital Corp. (b)	243,300	7,323
GenCorp, Inc. (b)	519,000	7,422
Harsco Corp.	205,000	7,687
Milacron, Inc.	180,400	1,831
Precision Castparts Corp. (b)	240,000	7,920
Regal-Beloit Corp.	340,000	8,265
Tecumseh Products Co. ‘A’ (b)	160,000	8,493
York International Corp.	225,000	7,603

		80,798

Consumer Discretionary 12.2%
Arctic Cat, Inc. (b)	449,000	7,808
Banta Corp.	207,500	7,449
Brown Shoe Co., Inc. (b)	300,000	8,430
Burlington Coat Factory Warehouse Corp.	352,000	7,480
Claire’s Stores, Inc.	363,000	8,313
Ennis Business Forms, Inc.	589,000	7,686
Kellwood Co. (b)	255,000	8,287
Kimball International, Inc. ‘B’	476,000	7,802
Lancaster Colony Corp.	209,000	7,453
Russ Berrie & Co., Inc.	219,000	7,753
Russell Corp.	397,000	7,642
Sturm Ruger & Co., Inc.	583,000	8,249
Tupperware Corp.	358,000	7,443

		101,795

Consumer Services 2.8%
Bob Evans Farms, Inc.	242,000	7,618
Chemed Corp.	202,000	7,613
Hollinger International, Inc. (b)	640,000	7,680

		22,911

Consumer Staples 4.9%
Casey’s General Stores, Inc.	379,500	4,569
Corn Products International, Inc.	233,000	7,251
Fresh Del Monte Produce, Inc. (b)	322,000	8,050
Sensient Technologies Corp. (b)	322,000	7,329
Universal Corp.	200,000	7,340
Vector Group, Ltd. (b)	340,000	5,984

		40,523

Energy 8.9%
Berry Petroleum Co. ‘A’	431,200	7,266
Cabot Oil & Gas Corp. ‘A’ (b)	339,000	7,746
Helmerich & Payne, Inc.	205,000	7,323
Northwest Natural Gas Co. (b)	244,000	7,015
Patina Oil & Gas Corp.	277,500	7,612
St. Mary Land & Exploration Co. (b)	320,000	7,657
UGI Corp.	238,000	7,602
Vintage Petroleum, Inc. (b)	429,200	5,107
World Fuel Services Corp.	361,000	8,808
XTO Energy, Inc.	382,000	7,869

		74,005

Financial & Business Services 22.0%
AmerUs Group Co. (b)	206,000	7,643
BancorpSouth, Inc. (b)	369,000	7,454
CBL & Associates Properties, Inc.	204,000	8,262
CNA Surety Corp.	513,000	7,464
Commercial Federal Corp.	270,000	7,830
Delphi Financial Group, Inc. ‘A’	183,000	7,933
First Industrial Realty Trust, Inc.	225,000	7,391
Health Care Property Investors, Inc. (b)	171,000	7,336
Healthcare Realty Trust, Inc	238,000	7,616
Hudson United Bancorp	253,000	7,226
LandAmerica Financial Group, Inc.	249,000	7,843
McGrath Rentcorp	293,000	7,595
New Plan Excel Realty Trust, Inc. (b)	365,000	7,603
Old National Bancorp	280,300	7,134
Prentiss Properties Trust (b)	239,000	7,588
Presidential Life Corp.	370,000	7,500
Seacoast Financial Services Corp.	320,000	8,022
Shurgard Storage Centers, Inc. ‘A’	210,000	7,287
Susquehanna Bancshares, Inc.	336,000	7,631
SWS Group, Inc. (b)	385,000	7,554
UMB Financial Corp.	170,000	7,968
United Dominion Realty Trust	455,000	7,166
Wallace Computer Services, Inc.	378,000	8,127
Washington Federal, Inc.	289,000	7,300

		182,473

Healthcare 4.6%
Arrow International, Inc.	195,000	7,615
Cooper Cos., Inc. (b)	160,000	7,536
Dentsply International, Inc.	197,000	7,271
Invacare Corp. (b)	216,000	7,992
Owens & Minor, Inc. (b)	390,000	7,706

		38,120

Materials & Processing 10.4%
Albemarle Corp.	77,400	2,380
CLARCOR, Inc.	250,000	7,913
Commercial Metals Co.	165,000	7,745
Florida Rock Industries, Inc.	205,000	7,341
Fording, Inc.	385,500	7,328
Goldcorp, Inc. (b)	800,000	7,960
Lincoln Electric Holdings, Inc.	275,000	7,398
Lubrizol Corp.	223,000	7,471
Massey Energy Co. (b)	520,000	6,604
Rock-Tenn Co. ‘A’	467,000	8,569
Universal Forest Products, Inc. (b)	325,500	7,623
Wellman, Inc.	470,000	7,873

		86,205

Technology 0.0%
Wabtec Corp.	10,800	154

Transportation 2.7%
Alexander & Baldwin, Inc.	278,000	7,097
Teekay Shipping Corp. (b)	202,000	7,456
USFreightways Corp.	205,000	7,763

		22,316

Utilities 10.7%
Atmos Energy Corp.	322,000	7,548
CH Energy Group, Inc. (b)	150,000	7,388
Conectiv, Inc.	290,400	7,495
Energen Corp.	285,000	7,838
Hawaiian Electric Industries, Inc.	169,000	7,191
National Fuel Gas Co.	320,000	7,203
OGE Energy Corp. (b)	323,000	7,384
Peoples Energy Corp. (b)	195,000	7,110
PNM Resources, Inc.	306,000	7,405
RGS Energy Group, Inc.	180,000	7,056
Vectren Corp. (b)	310,000	7,781
WGL Holdings, Inc.	290,000	7,511

		88,910

Total Common Stocks (Cost $665,337)		759,984

SHORT-TERM INSTRUMENTS 8.5%
	Principal Amount (000s)
Repurchase Agreement 8.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 4.450% due 07/30/2003 valued at $21,012 and Fannie Mae 5.125% due 01/13/2003 valued at $51,004. Repurchase proceeds are $70,608.)	$70,599	70,599

Total Short-Term Instruments (Cost $70,599)		70,599

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments (Cont.)
Small-Cap Value Fund
June 30, 2002

Value (000s)
Total Investments (a) 100.0% (Cost $ 735,936)	$830,583
Other Assets and Liabilities (Net) (0.0%)	(223)

Net Assets 100.0%	$830,360

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $737,011 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$107,195
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(13,623)

Unrealized appreciation-net	$93,572

(b) Portion of securities on loan with an aggregate market value of $40,461; cash collateral of $41,962 was received with which the Fund purchased securities.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Tax-Efficient Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.2%
Aerospace 2.3%
Boeing Co.	7,400	$333
General Dynamics Corp.	100	11
Lockheed Martin Corp.	3,400	236
United Technologies Corp.	2,300	156

		736

Building 0.2%
Centex Corp.	300	17
KB Home	700	36

		53

Capital Goods 5.3%
3M Co.	1,900	234
Cooper Industries, Ltd.	591	23
General Electric Co.	36,210	1,052
ITT Industries, Inc.	2,700	191
Johnson Controls, Inc.	600	49
Molex, Inc.	2,900	97
PPG Industries, Inc.	700	43
Tyco International Ltd.	2,400	32

		1,721

Communications 4.8%
ALLTEL Corp.	3,000	141
AT&T Corp.	11,800	126
AT&T Wireless Services, Inc. (b)	1,000	6
Avaya, Inc. (b)	4,100	20
BellSouth Corp.	13,500	425
CenturyTel, Inc.	400	12
SBC Communications, Inc.	15,801	482
Sprint Corp. (PCS Group) (b)	5,000	22
Verizon Communications, Inc.	7,582	304

		1,538

Consumer Discretionary 8.4%
AOL Time Warner, Inc. (b)	13,450	198
AutoZone, Inc. (b)	900	70
Bed, Bath & Beyond, Inc. (b)	800	30
Big Lots, Inc. (b)	1,000	20
CVS Corp.	1,000	31
Family Dollar Stores, Inc.	1,600	56
Federated Department Stores, Inc. (b)	1,200	48
Ford Motor Co.	3,600	58
Goodyear Tire & Rubber Co.	1,800	34
Grainger (W.W.), Inc.	1,100	55
Hasbro, Inc.	600	8
Home Depot, Inc.	5,200	191
Jones Apparel Group, Inc. (b)	1,200	45
Kohl’s Corp. (b)	1,900	133
Liz Claiborne, Inc.	1,600	51
Lowe’s Cos., Inc.	200	9
Mattel, Inc.	2,826	60
Nike, Inc.	1,000	54
RadioShack Corp.	800	24
Reebok International Ltd. (b)	700	21
Sears, Roebuck & Co.	2,500	136
The May Department Stores Co.	1,500	49
Thomas & Betts Corp.	1,000	19
TJX Companies., Inc.	5,072	99
VF Corp.	800	31
Wal-Mart Stores, Inc.	15,500	853
Whirlpool Corp.	1,600	105
Winn-Dixie Stores, Inc.	5,800	90
Yum! Brands, Inc. (b)	4,000	117

		2,695

Consumer Services 5.3%
Carnival Corp.	3,700	102
Cendant Corp. (b)	10,800	172
Convergys Corp. (b)	700	14
Darden Restaurants, Inc.	3,150	78
Harrah’s Entertainment, Inc. (b)	1,400	62
Hilton Hotels Corp.	3,000	42
Knight-Ridder, Inc.	600	38
McDonald’s Corp.	700	20
New York Times Co.	1,900	98
Sabre Holdings Corp. ‘A’ (b)	1,345	48
Starwood Hotels & Resorts Worldwide, Inc.	1,700	56
Tribune Co.	5,100	222
Univision Communications, Inc. ‘A’ (b)	800	25
Viacom, Inc. (b)	9,083	403
Walt Disney Co.	11,800	223
Wendy’s International, Inc.	2,800	112

		1,715

Consumer Staples 8.5%
Adolph Coors Co. ‘B’	700	44
Alberto-Culver Co.	2,500	119
Anheuser-Busch Cos., Inc.	8,500	425
Avon Products, Inc.	400	21
Brown-Forman Corp. ‘B’	800	55
Coca-Cola Co.	4,777	268
Colgate-Palmolive Co.	2,100	105
J.M. Smucker Co.	60	2
PepsiCo, Inc.	6,480	312
Philip Morris Cos., Inc.	10,700	467
Procter & Gamble Co.	3,000	268
SYSCO Corp.	11,500	313
Walgreen Co.	5,200	201
Wm. Wrigley Jr. Co.	2,200	122

		2,722

Energy 7.3%
ChevronTexaco Corp.	4,224	374
Conoco, Inc.	1,717	48
Exxon Mobil Corp.	21,338	873
Halliburton Co.	600	10
Helmerich & Payne, Inc.	2,300	82
Marathon Oil Corp.	4,300	117
Occidental Petroleum Corp.	9,200	276
Phillips Petroleum Co.	400	24
Rowan Cos., Inc.	2,400	51
Royal Dutch Petroleum Co.	7,545	417
Transocean Sedco Forex, Inc.	2,000	62

		2,334

Financial & Business Services 23.1%
AFLAC, Inc.	1,600	51
Allstate Corp.	600	22
Ambac Financial Group, Inc.	3,900	262
American Express Co.	7,900	287
American International Group, Inc.	8,730	596
Automatic Data Processing	3,700	161
Bank of America Corp.	5,800	408
Bank of New York Co., Inc.	6,200	209
Bank One Corp.	200	8
Bear Stearns Co., Inc.	1,827	112
Capital One Financial Corp.	300	18
Charles Schwab Corp.	4,500	50
CIGNA Corp.	1,000	97
Citigroup, Inc.	24,320	942
Comerica, Inc.	2,500	153
Dow Jones & Co., Inc.	1,600	78
Equifax, Inc.	4,500	122
Equity Office Properties Trust	1,400	42
Fannie Mae	3,500	258
Fifth Third Bancorp	1,500	100
First Data Corp.	8,000	298
Franklin Resources, Inc.	200	9
Freddie Mac	1,910	117
Golden West Financial Corp.	1,400	96
H&R Block, Inc.	4,600	212
Household International, Inc.	2,700	134
J.P. Morgan Chase & Co.	11,260	382
Lehman Brothers Holdings, Inc.	2,100	131
Lincoln National Corp.	480	20
Marsh & McLennan Cos., Inc.	1,000	97
MBIA, Inc.	150	8
MBNA Corp.	5,800	192
Mellon Financial Corp.	2,900	91
Merrill Lynch & Co.	4,300	174
MGIC Investment Corp.	1,966	133

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments (Cont.)
Tax-Efficient Equity Fund
June 30, 2002

	Shares	Value (000s)
Morgan Stanley, Dean Witter & Co.	6,600	$284
Northern Trust Corp.	1,000	44
Omnicom Group, Inc.	1,300	60
Paychex, Inc.	4,650	145
PNC Bank Corp.	1,300	68
SLM Corp.	1,200	116
SouthTrust Corp.	1,600	42
State Street Corp.	6,500	291
Stilwell Financial, Inc.	1,800	33
SunTrust Banks, Inc.	1,700	115
T. Rowe Price Group, Inc.	1,700	56
Wachovia Corp.	100	4
Washington Mutual, Inc.	2,200	82
Wells Fargo & Co.	100	5

		7,415

Healthcare 15.7%
Abbott Laboratories	5,800	218
Allergan, Inc.	700	47
Amgen, Inc. (b)	5,000	209
Applera Corp. - Applied Biosystems Group	1,600	31
Baxter International, Inc.	5,000	222
Becton Dickinson & Co.	900	31
Biomet, Inc.	3,400	92
Boston Scientific Corp. (b)	4,500	132
Bristol-Myers Squibb Co.	8,100	208
C.R. Bard, Inc.	800	45
Cardinal Health, Inc.	600	37
Eli Lilly & Co.	2,900	164
Forest Laboratories, Inc. (b)	100	7
HCA, Inc.	3,000	143
IMS Health, Inc.	1,600	29
Johnson & Johnson	14,900	779
Medtronic, Inc.	4,300	184
Merck & Co., Inc.	9,400	476
Pfizer, Inc.	26,713	935
Pharmacia Corp.	9,709	364
St. Jude Medical, Inc. (b)	600	44
Stryker Corp.	1,800	96
Tenet Healthcare Corp. (b)	1,000	72
UnitedHealth Group, Inc. (b)	1,400	128
Wellpoint Health Networks, Inc. (b)	200	16
Wyeth	6,800	348

		5,057

Materials & Processing 1.3%
Air Products & Chemicals, Inc.	600	30
Alcoa, Inc.	1,200	40
Freeport-McMoran Copper & Gold, Inc. (b)	2,700	48
Hercules, Inc.	1,600	19
International Paper Co.	2,800	122
Plum Creek Timber Co., Inc.	1,400	43
Praxair, Inc.	300	17
Sherwin-Williams Co.	1,200	36
Worthington Industries, Inc.	3,300	60

		415

Technology 15.8%
Adobe Systems, Inc.	1,400	40
Agere Systems, Inc. ‘A’ (b)	208	0
Agere Systems, Inc. ‘B’ (b)	5,106	8
Agilent Technologies, Inc. (b)	1,472	35
Altera Corp. (b)	2,400	33
Analog Devices, Inc. (b)	1,400	42
Andrew Corp. (b)	3,400	49
Apple Computer, Inc. (b)	1,000	18
Applied Materials, Inc. (b)	5,336	101
Chiron Corp. (b)	900	32
Cisco Systems, Inc. (b)	25,800	360
Computer Associates International, Inc.	1,500	24
Compuware Corp. (b)	2,500	15
Comverse Technology, Inc. (b)	3,400	31
Corning, Inc. (b)	7,800	28
Dell Computer Corp. (b)	12,600	329
Electronic Data Systems Corp.	2,300	85
EMC Corp. (b)	7,300	55
Emerson Electric Co.	3,700	198
Hewlett-Packard Co.	10,101	154
IBM Corp.	6,700	482
Intel Corp.	22,030	402
Intuit, Inc. (b)	1,500	75
JDS Uniphase Corp. (b)	9,700	26
KLA-Tencor Corp. (b)	3,300	145
Linear Technology Corp.	500	16
Lucent Technologies, Inc.	19,300	32
Maxim Integrated Products, Inc. (b)	1,100	42
McData Corp. ‘A’ (b)	382	3
Micron Technology, Inc. (b)	700	14
Microsoft Corp. (b)	20,200	1,092
Motorola, Inc.	7,800	112
National Semiconductor Corp. (b)	500	15
NCR Corp. (b)	2,500	87
Nortel Networks Corp.	5,400	8
Novellus Systems, Inc. (b)	1,300	44
Oracle Corp. (b)	23,940	227
PeopleSoft, Inc. (b)	600	9
PerkinElmer, Inc.	1,200	13
QLogic Corp. (b)	500	19
QUALCOMM, Inc. (b)	2,600	71
Riverstone Networks, Inc. (b)	564	2
Rockwell Automation, Inc.	11,800	236
Scientific-Atlanta, Inc.	2,700	44
Siebel Systems, Inc. (b)	600	9
Solectron Corp. (b)	2,100	13
Sun Microsystems, Inc. (b)	5,500	28
Tektronix, Inc. (b)	1,300	24
Texas Instruments, Inc.	4,500	107
Veritas Software Corp. (b)	100	2
Xilinx, Inc. (b)	1,800	40

		5,076

Transportation 0.2%
Delta Air Lines, Inc.	700	14
Southwest Airlines Co.	3,600	58

		72

Utilities 1.0%
AES Corp. (b)	9,200	50
Consolidated Edison, Inc.	700	29
Exelon Corp.	2,600	136
PPL Corp.	100	3
Reliant Energy, Inc.	1,500	25
TXU Corp.	1,300	67

		310

Total Investments (a) 99.2%		$31,859
(Cost $ 31,747)
Other Assets and Liabilities (Net) 0.8%		259

Net Assets 100.0%		$32,118

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $32,038 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$4,469

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(4,648)

Unrealized depreciation-net		$(179)

(b)  Non-income producing security.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Tax-Efficient Structured Emerging Markets Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.5%
Argentina 2.0%
BBVA Banco Frances SA	67,312	$32
Grupo Financiero Galicia ‘B’	263,448	14
Molinos Rio de la Plata SA (b)	276,361	358
Perez Companc SA ‘B’	581,323	343
Renault Argentina SA (b)	341,107	35
Siderar SAIC ‘A’ (b)	11,706	7
Siderca SAIC	314,544	537
Siderca SAIC—ADR	25,000	395
Telecom Argentina SA ‘B’	155,679	24
Transportadora de Gas del Sur SA	145,232	20

		1,765

Baltic Nations 1.2%
AS Eesti Telekom SP—GDR ‘S’	34,200	454
Societe Generale Baltic Republic (b)	12,723	584

		1,038

Botswana 1.4%
Sechaba Breweries Ltd.	472,900	630
Sefalana Holding Co. Ltd.	133,300	212
Standard Chart Bank Botswana	488,210	400

		1,242

Brazil 2.7%
Banco Bradesco SA	72,693,090	285
Banco Itau SA	3,590,000	203
Bradespar SA	10,088,945	2
Brasil Telecom Participacoes SA (b)	13,000,000	73
Brasil Telecom SA (b)	66,246	0
Companhia Brasileira de Distribucao Grupe Pao de Acucar	4,318,255	77
Companhia de Bebidas das Americas (b)	1,140,000	152
Empresa Brasileira de Aeronautica SA	27,000	132
Itausa-Investimentos Itau SA	15,345	10
Mahle Cofap	39,924	60
Net Servicos de Comunicacao SA (b)	5,300	3
Petroleo Brasileiro SA	16,100	302
Petroleo Brasileiro SA SP—ADR	34,350	598
Souza Cruz SA	18,700	97
Tele Norte Leste Participacoes SA SP—ADR	19,194	191
Telecomunicacoes Brasileiras SA SP—ADR	4,680	106
Telecomunicacoes de Sao Paulo SA	1,086,432	13
Telefonica Data Brasil Holding (b)	4,610,743	1
Telesp Celular Participacoes SA (b)	35,920,702	57

		2,362

Bulgaria 0.3%
Framlington Bulgaria Fund (b)	78,180	260

Chile 3.8%
Banco Santander Chile SP—ADR	19,500	254
Banco Santiago SA SP—ADR	19,200	333
Compania Cervecerias Unidas SA SP—ADR	10,300	158
Compania de Telecomunicaciones de Chile SA SP—ADR	38,841	476
Cristalerias de Chile SP—ADR	15,100	249
Distribucion y Servicios D&S SA SP—ADR	18,800	224
Embotelladora Andina SA SP—ADR ‘A’	6,700	48
Embotelladora Andina SA SP—ADR ‘B’	11,000	68
Empresa Nacional de Electricidad SA SP—ADR	41,359	330
Enersis SA SP—ADR	38,178	221
Genesis Chile Fund Ltd. (b)	3,400	89
Madeco SA SP—ADR (b)	22,900	20
MASISA SA SP—ADR	32,100	266
Quinenco SA SP—ADR (b)	18,500	90
Sociedad Quimica y Minera de Chile SA SP—ADR ‘A’	1,995	54
Sociedad Quimica y Minera de Chile SA SP—ADR ‘B’	8,300	184
Vina Concha Y Toro SA SP—ADR	6,200	205

		3,269

China 5.6%
China Merchants Shekou Holdings Co. Ltd.	463,518	391
China Mobile (Hong Kong) Ltd. (b)	394,900	1,167
China Petroleum & Chemical Corp. ‘H’	1,352,000	241
China Resources Enterprise Ltd.	176,000	206
Chinadotcom Corp. ‘A’ (b)	2,000	5
Dazhong Transportation (Group) Ltd. ‘B’	142,788	129
Legend Holdings Ltd.	847,800	310
Maanshan Iron & Steel Co. Ltd. ‘H’ (b)	1,832,000	160
PetroChina Co. Ltd. ‘H’	1,450,300	309
Shanghai Diesel Engine Co. Ltd. ‘B’	534,000	366
Shanghai Jinqiao Export Processing Zone Development Co., Ltd. (b)	93,390	75
Shanghai Lujiazhui Finance & Trade Zone Development Co. Ltd. ‘B’ (b)	352,000	283
Shanghai New Asia Group Co. Ltd. ‘B’ (b)	574,800	434
Sinopec Shanghai Petrochemical Co. Ltd. ‘H’ (b)	2,071,171	308
Sinopec Yizheng Chemical Fibre Co. Ltd. ‘H’ (b)	2,976,000	462

		4,846

Columbia 0.2%
Bancolombia SA SP—ADR	86,100	207

Croatia 1.3%
Pliva d.d. SP—GDR ‘S’	61,940	913
Zagrebacka Banka d.d. SP—GDR ‘S’	8,400	189

		1,102

Czech Republic 2.3%
Ceske Energeticke Zavody AS (b)	124,960	373
Ceske Radiokomunikace AS SP—GDR	8,300	79
Cesky Telekom AS SP—GDR (b)	41,023	337
Komercni Banka AS SP—GDR (b)	20,754	355
Philip Morris CR AS	2,060	653
Unipetrol AS (b)	156,900	207

		2,004

Egypt 2.1%
Al Ahram Beverages Co. SAE (b)	28,090	259
Alexandria National Iron & Steel Co. (b)	2,546	61
Commercial International Bank	49,212	296
Eastern Co. for Tobacco & Cigarettes	4,255	37
Egyptian Co. for Mobile Services (b)	40,906	241
Egyptian International Pharmaceutical Industries Co.	59,777	111
Egyptian Media Production (b)	45,018	93
Misr International Bank	20,570	79
Orascom Construction Industries (b)	40,293	259
Oriental Weavers Co.	9,070	54
Paints & Chemical Industries Co. SAE	3,008	9
Suez Cement Co.	44,463	335

		1,834

Ghana 0.8%
Aluworks Ghana Ltd.	210,900	106
Ashanti Goldfields Co. Ltd. SP—GDR (b)	71,100	349
Mobil Oil Ghana Ltd.	18,805	45
SSB Bank Ltd. (b)	185,000	86
Standard Chartered Bank Ghana Ltd.	10,200	28
Unilever Ghana Ltd.	249,000	107

		721

Hungary 4.3%
BorsodChem Rt.	6,964	136
Danubius Hotel and Spa Rt.	8,190	136
Demasz Rt.	3,000	119
Gedeon Richter Rt.	10,452	598
Inter-Europa Bank Rt.	10,900	50
Magyar Tavkozlesi Rt. SP—ADR	58,000	928
MOL Magyar Olaj-es Gazipari Rt.	42,205	797
OTP Bank Rt.	118,120	928
RABA Rt.	10,197	55

		3,747

India 3.7%
Bajaj Auto Ltd. SP—GDR (b)	1,902	19
BSES Ltd. SP—GDR (b)	4,000	60
CESC Ltd. SP—GDR (b)	197,800	79
Grasim Industries Ltd. SP—GDR	1,500	10
HDFC Bank Ltd. SP—ADR (b)	5,700	74
Hindalco Industries Ltd. SP—GDR	11,900	184
ICICI Bank Ltd.	12,700	89
India Fund, Inc. (b)	122,800	1,167
Indo Gulf Corp. Ltd. SP—GDR (b)	88,100	101
ITC Ltd. SP—GDR	4,533	60
Mahanagar Telephone Nigam Ltd. SP—ADR (b)	16,100	95
Mahindra & Mahindra Ltd. SP—GDR	4,029	9
Morgan Stanley India Investment Fund	31,751	294
Ranbaxy Laboratories Ltd. SP—GDR	1,000	20
Reliance Industries Ltd. SP—GDR	34,108	409

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments (Cont.)
Tax-Efficient Structured Emerging Markets Fund
June 30, 2002

	Shares	Value (000s)
State Bank of India SP - GDR	11,800	$136
Tata Electric Cos. SP - GDR	110	24
Tata Engineering and Locomotive Co. Ltd. SP - GDR	7,950	25
UTI India IT Fund (b)	30,300	341
Videsh Sanchar Nigam Ltd. SP - ADR	1,599	10

		3,206

Indonesia 4.5%
PT Astra International Tbk (b)	896,000	437
PT Bank Central Asia Tbk	1,445,000	431
PT Bank Pan Indonesia Tbk	4,255,000	281
PT Gudang Garam Tbk	331,000	401
PT Hanjaya Mandala Sampoerna Tbk	1,719,500	809
PT Indah Kiat Pulp & Paper Corp. Tbk (b)	715,500	19
PT Indocement Tunggal Prakarsa Tbk (b)	887,000	125
PT Indofood Sukses Makmur Tbk	1,261,500	156
PT Indonesian Satellite Corp. Tbk (Indosat)	205,500	258
PT Medco Energi International Tbk	1,223,500	200
PT Telekomunikasi Indonesia	1,710,080	736
PT Unilever Indonesia Tbk	33,770	80

		3,933

Ireland 1.3%
Vietnam Enterprise Investments Ltd.	1,156,153	1,087

Israel 2.2%
Bank Hapoalim Ltd.	94,366	148
Bank Leumi Le-Israel	117,024	148
Bezek Israeli Telecommunication Corp. Ltd. (b)	184,109	183
Discount Investment Corp. (b)	543	11
Israel Chemicals Ltd.	256,586	257
Koor Industries Ltd.	2,843	69
Makhteshim-Agan Industries Ltd. (b)	74,374	109
NICE Systems Ltd. (b)	793	10
Teva Pharmaceutical Industries Ltd.	14,677	975

		1,910

Italy 0.2%
IDB Development Corp. Ltd.	984	17
IDB Holding Corp. Ltd.	7,103	126

		143

Kenya 0.5%
Athi River Mining Ltd. (b)	561,200	26
Firestone East Africa Ltd.	662,400	69
Kenya Airways Ltd.	1,924,100	177
Kenya Commercial Bank Ltd. (b)	82,940	11
Kenya Power & Lighting Co. Ltd. (b)	112,650	12
National Industrial Credit Bank	147,120	24
Sasini Tea & Coffee Ltd.	95,220	18
Uchumi Supermarket Ltd.	288,600	61

		398

Malaysia 4.1%
Aokam Perdana Bhd. (b)	65,899	4
British American Tobacco Malaysia Bhd.	6,000	56
Commerce Asset-Holding Bhd.	62,950	136
Gamuda Bhd.	119,000	196
Genting Bhd.	90,100	346
Hong Leong Credit Bhd.	50,500	108
IOI Corp. Bhd.	153,000	246
Leader Universal Holdings Bhd. (b)	659,000	116
Magnum Corp. Bhd.	186,380	131
Malayan Banking Bhd.	214,755	497
Malaysia International Shipping Corp. Bhd.	16,000	30
Nestle (Malaysia) Bhd.	6,000	32
Petronas Gas Bhd.	145,000	254
Public Bank Bhd.	406,000	348
Rashid Hussain Bhd. (b)	33,000	14
Renong Bhd. (b)	343,000	79
Sime Darby Bhd.	274,700	361
Technology Resources Industries Bhd. (b)	30,000	20
Telekom Malaysia Bhd.	82,000	172
Tenaga Nasional Bhd.	80,560	212
YTL Corp. Bhd. (b)	145,860	182
YTL Solutions Bhd.	59,100	17

		3,557

Mauritius 1.2%
Air Mauritius Ltd.	83,400	40
Ireland Blyth Ltd.	64,209	28
Mauritius Commercial Bank	49,719	124
Mon Tresor & Mon Desert Ltd.	51,249	68
New Mauritius Hotels Ltd.	134,115	150
Rogers & Co. Ltd.	48,555	121
Shell Mauritius Ltd.	58,979	79
State Bank of Mauritius Ltd.	641,899	250
Sun Resorts Ltd. ‘A’	45,730	57
The United Basalt Products Ltd.	129,700	151

		1,068

Mexico 5.2%
Alfa SA ‘A’	215,572	363
America Movil SA de CV	347,340	232
America Telecom SA de CV (b)	160,800	95
Carso Global Telecom ‘A1’ (b)	160,800	174
Cemex SA de CV ‘CPO’	177,256	937
Coca-Cola Femsa, SA de CV ‘L’	19,000	46
Grupo Bimbo SA de CV ‘A’	94,777	211
Grupo Carso SA de CV ‘A1’ (b)	128,000	384
Grupo Financiero BBVA Bancomer, SA de CV ‘O’ (b)	760,910	620
Grupo Televisa SA ‘CPO’ (b)	110,000	207
Kimberly-Clark de Mexico, SA de CV ‘A’	25,000	66
Nuevo Grupo Mexico SA ‘B’	40,000	57
Telefonos de Mexico SA de CV ‘L’	396,010	627
Wal-Mart de Mexico SA de CV ‘V’	165,816	449

		4,468

Morocco 2.0%
Banque Commercial du Maroc	4,561	298
Banque Marocaine du Commerce Exterieur	6,320	220
Cie de Transport au Maroc SA	1,560	39
Ciments du Maroc	1,019	72
HOLCIM	2,082	141
Lesieur Cristal	754	70
Omnium Nord Africain SA	5,624	412
Samir	6,247	229
Societe des Brasseries du Maroc	2,160	160
Wafabank	2,606	132

		1,773

Peru 4.1%
Banco Continental (b)	255,123	105
Banco Wiese Sudameris (b)	1,253,697	39
Cementos Lima SA	28,614	386
Compania de Minas Buenaventura SAu	63,465	817
Compania de Minas Buenaventura SAu SP - ADR	32,603	835
Credicorp Ltd. (Lima)	7,300	58
Credicorp Ltd. (New York)	116,469	906
Edegel SA	765,778	172
Southern Peru Copper Corp. (Lima)	34	0
Southern Peru Copper Corp. (New York)	5,262	79
Union de Cerveceria Backus y Johnston SAA ‘I’	761,323	174

		3,571

Philippines 3.6%
ABS-CBN Broadcasting Corp.	43,469	19
Ayala Corp.	1,952,220	198
Ayala Land, Inc.	1,446,629	161
Benpres Holdings Corp. (b)	3,042,500	21
Equitable PCI Bank, Inc.	100,100	63
First Philippine Holdings Corp. (b)	28,520	12
Manila Electric Co. ‘B’	182,850	107
Metropolitan Bank & Trust (b)	734,325	489
Petron Corp. (b)	11,361,623	384
Philippine Long Distance Telephone Co.	60,820	447
Republic Cement Corp. (b)	649,047	6
San Miguel Corp. ‘B’	864,800	876
SM Prime Holdings, Inc.	2,749,000	300

		3,083

Poland 4.0%
Agora SA (b)	17,037	235
Bank Handlowy w Warszawie SA	6,120	109
Bank Polska Kasa Opieki SA (b)	23,300	534
Bank Zachodni WBK SA (b)	7,350	114
BRE Bank SA	3,450	91

See accompanying notes

PIMCO Funds Annual Report 6.30.02

	Shares	Value (000s)
Browary Zywiec SA	2,120	$171
ComputerLand SA (b)	7,020	202
Elektrim Spolka Akcyjna SA (b)	9,925	10
Fabryka Kotlow Rafako SA (b)	27,790	35
KGHM Polska Miedz SA	36,290	118
KGHM Polska Miedz SA SP—GDR	11,300	75
Mostostal-Export SA	7,305	3
Orbis SA (b)	60,680	276
Polski Koncern Naftowy Orlen SA	81,765	360
Prokom Software SA (b)	13,781	505
Telekomunikacja Polska SA SP—ADR	76,100	207
Telekomunikacja Polska SA SP—GDR	169,300	462

		3,507

Romania 0.7%
Romanian Investment Fund (b)	615	278
Society Generale Romania Fund (b)	6,450	290

		568

Russia 4.9%
Elektro Omsk	1,125,000	214
Gazprom (b)	1,578,500	1,542
Irkutskenergo SP—ADR	11,500	33
Kalugaenergo (b)	220,000	35
LUKOIL Holding SP—ADR	14,550	944
Mosenergo SP—ADR	26,500	81
Rostelecom SP—ADR (b)	1,666	10
Samson (b)	86,191	16
Surgutneftegaz SP—ADR	35,000	684
Trading House TSUM SP—ADR (b)	3,800	26
Unified Energy System SP—ADR	27,430	278
United Heavy Machinery SP—ADR (b)	37,600	200
United Heavy Machinery Uralmash-Izhora Group (b)	5,800	30
Vimpel-Communications SP—ADR (b)	6,500	165

		4,258

Saudia Arabia 1.2%
Saudi Arabia Investment Fund	66,700	1,080

South Africa 6.6%
ABSA Group Ltd.	33,490	119
Alexander Forbes Ltd.	132,100	201
Anglo American Platinum Corp. Ltd.	10,500	410
Anglo American PLC	45,204	750
Barloworld Ltd. (b)	40,000	243
Bidvest Group Ltd.	30,430	135
Comparex Holdings Ltd. (b)	57,700	43
DataTec Ltd. (b)	20,300	32
Dimension Data Holdings PLC (b)	30,320	19
FirstRand Ltd.	357,560	264
Impala Platinum Holdings Ltd.	16,171	892
Liberty Group Ltd.	5,966	32
M-Cell Ltd.	173,600	196
Metro Cash & Carry Ltd. (b)	723,697	174
Nedcor Ltd.	16,183	183
Pepkor Ltd. (b)	142,863	55
Pick’n Pay Stores Ltd.	104,260	130
Sanlam Ltd.	304,100	252
Sasol Ltd.	91,536	971
Shoprite Holdings Ltd.	11,353	8
Standard Bank Group Ltd. (b)	50,700	156
Tiger Brands Ltd.	64,600	436
Tradehold Ltd. (b)	52,993	13

		5,714

South Korea 6.3%
Daewoo Securities Co. Ltd. (b)	16,498	78
Hite Brewery Co. Ltd.	1,950	120
Hynix Semiconductor, Inc. (b)	25,010	5
Hyundai Motor Co. Ltd.	13,900	418
Kookmin Bank SP—ADR (b)	3,884	191
Korea Electric Power Corp.	10,840	198
Korea Fund, Inc.	30,000	493
Korean Air Co. Ltd. (b)	8,086	107
KT Corp.	3,800	153
LG Chem Investment Ltd. SP—GDR (b)	1,751	20
LG Chem Ltd. SP—GDR	4,620	167
LG Electronics, Inc. (b)	6,429	257
LG Electronics Investment Ltd.	903	27
LG Household & Health Care Ltd. SP—GDR (b)	1,120	34
POSCO	5,150	572
Samsung Corp.	25,930	155
Samsung Electronics Co. Ltd.	3,808	1,041
Samsung Fire & Marine Insurance	7,734	476
Shinhan Financial Group Co., Ltd. (b)	20,440	289
SK Telecom Co., Ltd.	620	139
SK Telecom Co., Ltd. SP—ADR	10,141	251
Trigem Computer, Inc.	35,083	229

		5,420

Taiwan 3.6%
Acer, Inc. (b)	15,480	78
Asia Cement Corp. SP—GDR	950	4
AU Optronics Corp. (b)	15,200	126
China Steel Corp. SP—GDR	13,409	137
Evergreen Marine Corp. SP—GDR (b)	14,280	70
Macronix International Co. Ltd. SP—ADR (b)	17,376	102
R.O.C. Taiwan Fund	119,910	528
RF Equity (Bermuda) Ltd. SP—ADR (b)	4,380	147
Synnex Technology International Corp. SP—GDR	17,930	81
Systex Corp. SP—GDR (b)	2,378	5
Taiwan Fund, Inc.	75,635	840
Teco Electric & Machinery Co. Ltd. SP—GDR (b)	42	0
Uni-President Enterprises Co. (b)	20,295	74
United Microelectronics Corp. SP—ADR (b)	93,130	685
Walsin Lihwa Corp. SP—GDR	55,003	153
Yageo Corp. SP—GDR (b)	18,352	40

		3,070

Thailand 4.6%
Advanced Info. Service Public Co. Ltd.	215,900	208
Bangkok Bank Public Co. Ltd. (b)	112,500	152
Bangkok Bank Public Co. Ltd.—REG (b)	18,600	31
BEC World Public Co. Ltd.	34,420	214
Delta Electronics Public Co. Ltd.	282,270	185
Hana Microelectronics Public Co. Ltd.	32,000	65
Krung Thai Bank Public Co. Ltd. (b)	80,100	22
Land & House Public Co. Ltd. (b)	207,100	391
Land & House Public Co. Ltd.—Warrant (b)	207,200	224
PTT Exploration & Production Public Co. Ltd.	58,600	168
Shin Corp. Public Co. Ltd. (b)	520,556	175
Siam Cement Public Co. Ltd. (b)	5,800	133
Siam City Cement Public Co. Ltd.	8,600	45
Telecomasia Corp. Public Co. Ltd. (b)	67,168	11
Thai Euro Fund Ltd. (b)	220,950	1,734
Thai Farmers Bank Public Co. Ltd. (b)	194,200	155
Thailand International Fund (b)	7	61

		3,974

Turkey 2.9%
Ak Enerji Elektrik Uretimi Otoproduktor Gruba AS (b)	633,332	3
Akbank TAS	60,133,608	193
Aktas Elektrik Ticaret AS (b)	280,000	17
Anadolu Efes Biracilik ve Malt Sanyii AS	22,963,814	449
Arcelik AS	11,139,840	70
Dogan Sirketler Grubu Holding AS (b)	79,988,839	98
Eregli Demir Ve Celik Fabrikalari TAS (b)	9,329,609	93
Haci Omer Sabanci Holding AS (b)	17,626,167	43
Koc Holding AS	32,858,346	321
Migros Turk TAS	2,830,938	123
Netas Northern Electric Telekomunikasyon AS	1,764,000	26
Petrol Ofisi AS (b)	7,528,794	114
Tupras-Turkiye Petrol Rafinerileri AS	33,812,830	139
Turk Hava Yollari Anonim Ortakligi (b)	16,448,526	53
Turkcell Iletisim Hizmetleri AS (b)	67,753,360	299
Turkcell Iletisim Hizmet AS SP—ADR (b)	11,892	145
Turkiye Is Bankasi ‘C’	90,609,798	234
Vestel Elektronik Sanayi ve Ticaret AS (b)	15,295,000	31
Yapi ve Kredi Bankasi AS (b)	107,678,040	107

		2,558

Venezuela 0.6%
Compania Anonima Nacional Telefonos de Venezuela SP—ADR	33,686	479

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Schedule of Investments (Cont.)
Tax-Efficient Structured Emerging Markets Fund
June 30, 2002

	Shares	Value (000s)
Zimbabwe 0.5%
Barclays Bank of Zimbabwe	476,400	$29
Delta Corp. Ltd.	318,388	60
Econet Wireless Holdings Ltd. (b)	537,800	6
Interfresh Ltd. (b)	3,908,700	70
Old Mutual PLC	161,800	223
OK Zimbabwe (b)	1,059,353	7
Pelhams Ltd. (b)	86,835	2
Wankie Colliery Co. Ltd. (b)	1,565,500	21
Zimbabwe Sun Ltd. (b)	123,277	1

		419

Total Common Stocks (Cost $84,439)		83,641

PREFERRED STOCK 2.9%
Brazil 1.5%
Brasil Telecom SA (b)	19,294,960	77
Companhia de Bebidas das Americas (b)	2,642,655	409
Empresa Brasileira de Aeronautica SA	81,651	433
Itausa-Investimentos Itau SA	536,580	360

		1,279

Taiwan 1.4%
RF Equity (Bermuda) Ltd. (b)	115,120	1,172

Total Preferred Stock (Cost $2,348)		2,451

Total Investments (a) 99.4% (Cost $86,787)		$86,092

Other Assets and Liabilities (Net) 0.6%		562

Net Assets 100.0%		$86,654

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $88,720 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost		$18,488
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value		(21,116)

Unrealized depreciation-net		$(2,628)

(b) Non-income producing security.

See accompanying notes

PIMCO Funds Annual Report 6.30.02

Schedule of Investments
Asset Allocation Fund
June 30, 2002

	Shares	Value (000s)
PIMCO FUNDS 100.0% (b)
Capital Appreciation	107,818	$1,599
Emerging Markets Bond Fund	16,505	145
Foreign Bond	109,621	1,153
Growth Fund (c)	80,407	1,315
High Yield	267,195	2,287
Mid-Cap	102,361	1,848
Opportunity Fund (c)	183,641	2,329
RCM International Growth Equity	1,211,348	10,103
RCM Large-Cap Growth Fund	125,786	1,377
RCM Mid-Cap Fund	1,033,892	2,078
Renaissance (c)	290,245	5,590
Small-Cap Value	109,112	2,384
StocksPLUS	820,012	7,101
Target Fund (c)	123,360	1,654
Total Return	1,872,410	19,904
Value	219,585	3,050

Total Investments (a) 100.0%		$63,917
(Cost $ 69,362)

Other Assets and Liabilities (Net) 0.0%		31

Net Assets 100.0%		$63,948

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $70,129 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$1,315
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(7,527)

Unrealized depreciation-net	$(6,212)

(b) Institutional Class shares of each PIMCO Fund.

(c) Non-income producing security.

See accompanying notes

6.30.02 PIMCO Funds Annual Report

Notes to Financial Statements

June 30, 2002

1.    Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.    Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income.    Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency.    Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders.    Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Basic Value and Asset Allocation Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations.    Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes.    Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends.    Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Value Fund—$92,194; Renaissance Fund—$731,204; Growth & Income Fund—$4,216; Growth Fund—$53,217; Select Growth Fund—$3,548; Target Fund—$57,439; Innovation Fund— $73,748; Global Innovation Fund—$14,067; Capital Appreciation Fund—$11,293; Equity Income Fund—$4,258; Basic Value Fund—$107; Small-Cap Value Fund—$11,190; Tax-Efficient Equity Fund—$1,694; and Tax-Efficient Structured Emerging Markets Fund—$205,925.

Futures and Options.    Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and

PIMCO Funds Annual Report 6.30.02

purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Forward Currency Transactions.    Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains (losses) are recorded. Realized gains (losses) are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Securities Lending.    Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements.    Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions.    Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3.    Fees, Expenses, and Related Party Transactions

Investment Advisory Fee.    Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract and receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Renaissance, Growth & Income, Select Growth and Small-Cap Value Funds; 0.65% for the Opportunity and Innovation Funds; 1.00% for the Global Innovation Fund; 1.25% for the Micro-Cap Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee.    The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15%* for the Asset Allocation Fund; 0.40% for the Global Innovation Fund; 0.50% for the Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Equity Income and Growth & Income; 0.60% for the Global Innovation Fund; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.75% for the Equity Income and Growth & Income Funds; 0.85% for the Global Innovation Fund; and 0.65% for all other Funds.

* The Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

6.30.02 PIMCO Funds Annual Report

Fund Reimbursement Fee.    Investors in Institutional Class and Administrative Class shares of the Tax-Efficient Structured Emerging Markets Fund are subject to a fee (“Fund Reimbursement Fee”), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. The Fund Reimbursement Fee is accounted for as an addition to paid in capital. Any shares of the Fund acquired through June 30, 1998 will not be subject to a Fund Reimbursement Fee upon the subsequent redemption (including any redemption in connection with an exchange).
Effective June 10, 2002, investors in Institutional Class and Administrative Class shares of the Funds (except the Tax-Efficient Structured Emerging Markets Fund which was previously discussed) will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange.

The Funds Redemption Fee rates are as follows:

Fund	Rate
Global Innovation Fund	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Distribution and Servicing Fees.    PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2002 PFD received $34,137,280 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.    The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. The Adviser has agreed to waive a portion of the Global Innovation and Mega-Cap Funds’ administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admn. Class	Class A	Class B	Class C	Class D
Global Innovation Fund	1.40%	1.65%	1.85%	2.60%	2.60%	1.85%
Mega-Cap Fund	0.70%	0.95%	—	—	—	—

PIMCO Funds Annual Report 6.30.02

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
Value Fund	$1,384,981	$850,853
Renaissance Fund	6,140,735	2,928,397
Growth & Income Fund	96,021	77,682
Growth Fund	1,090,413	1,383,986
Select Growth Fund	76,628	75,414
Target Fund	1,503,503	1,667,176
Opportunity Fund	742,311	776,335
Innovation Fund	3,441,621	3,742,518
Global Innovation Fund	460,334	511,000
Mega-Cap Fund	2,466	2,527
Capital Appreciation Fund	838,763	738,504
Mid-Cap Fund	1,528,161	1,484,558
Micro-Cap Fund	273,751	268,876
Equity Income Fund	20,141	30,028
Basic Value Fund	1,185	650
Small-Cap Value Fund	463,049	162,527
Tax-Efficient Equity Fund	7,416	13,413
Tax-Efficient Structured Emerging Markets Fund	24,581	24,567
Asset Allocation Fund	58,002	10,145

5.    Subsequent Events

It is anticipated that PIMCO Funds Advisors LLC will replace Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) as the Adviser to the Funds within calendar year 2002. PIMCO Funds Advisors LLC is a wholly-owned indirect subsidiary of ADAM L.P. This change would not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

Effective July 22, 2002, the PIMCO Micro-Cap Fund has been renamed the PIMCO Emerging Companies Fund and all references to the PIMCO Micro-Cap Fund in the Prospectus should be replaced with references to the PIMCO Emerging Companies Fund.

6.    Risk Factors of the Fund

Investing in the Underlying Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

6.30.02 PIMCO Funds Annual Report

m Notes to Financial Statements (Cont.)
June 30, 2002

7.    Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax Appreciation/ (Depreciation) on Investments(1)	Net Tax Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(2)	Other Book-to-Tax Accounting Differences(3)	Net Capital Loss Carryovers(4)	Post-October Losses(5)
Value Fund	$52,973	$0	$(124,273)	$0	$0	$(224)	$(33)
Renaissance Fund	156,302	6,753	(308,627)	1	0	0	0
Growth & Income Fund	282	0	(57)	0	0	(35,187)	(8,812)
Growth Fund	0	0	46,629	0	0	(231,678)	(96,878)
Select Growth Fund	0	0	(1,944)	0	0	(29,157)	(7,034)
Target Fund	0	0	3,090	0	0	(158,042)	(162,630)
Opportunity Fund	0	0	8,708	0	0	(137,427)	(11,515)
Innovation Fund	0	0	(561,241)	0	0	(2,301,346)	(313,267)
Global Innovation Fund	0	0	(21,599)	0	(7)	(233,557)	(42,655)
Mega-Cap Fund	0	0	(225)	0	(7)	(990)	(303)
Capital Appreciation Fund	0	0	(30,230)	0	0	(40,459)	(24,848)
Mid-Cap Fund	0	0	28,633	0	0	(124,682)	(29,691)
Micro-Cap Fund	4,147	32,500	22,169	0	0	0	0
Equity Income Fund	246	1,598	3,217	2	0	0	0
Basic Value Fund	8	49	97	0	0	0	0
Small-Cap Value Fund	9,196	0	93,572	0	0	0	(6,211)
Tax-Efficient Equity Fund	0	0	(179)	(1)	0	(9,163)	(916)
Tax-Efficient Structured Emerging
Markets Fund	897	0	(2,628)	3	0	(24,666)	(3,433)
Asset Allocation Fund	256	0	(6,212)	0	0	(3,002)	(47)

(1)
Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals, PFIC mark-to-market and REIT return of capital adjustment for federal income tax purposes.

(2)	Adjusted for foreign currency transactions.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(4)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2010.
(5)	Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

PIMCO Funds Annual Report 6.30.02

For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(6)	Long-Term Capital Gains Distributions	Return of Capital
Value Fund	$46,732	$0	$0
Renaissance Fund	131,574	20,183	0
Growth & Income Fund	343	0	0
Growth Fund	0	12,396	0
Select Growth Fund	0	0	0
Target Fund	0	0	0
Opportunity Fund	0	0	0
Innovation Fund	0	22	0
Global Innovation Fund	0	0	0
Mega-Cap Fund	3	0	0
Capital Appreciation Fund	1,170	0	0
Mid-Cap Fund	5,763	11	1,205
Micro-Cap Fund	0	27,632	0
Equity Income Fund	1,257	2,590	0
Basic Value Fund	27	0	0
Small-Cap Value Fund	2,095	0	0
Tax-Efficient Equity Fund	0	0	0
Tax-Efficient Structured Emerging Markets Fund	1,475	0	0
Asset Allocation Fund	1,095	0	0

(6)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

8.    Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Value Fund				Renaissance Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,934	$46,719	3,297	$50,474	7,930	$164,025	2,262	$42,013
Administrative Class	1,713	26,547	714	10,241	2,691	55,582	141	2,589
Other Classes	48,902	750,014	8,495	$124,696	180,517	3,678,606	53,597	973,101
Shares issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	526	7,885	26	360	226	4,575	42	714
Administrative Class	396	5,874	17	233	13	258	6	99
Other Classes	1,750	25,804	31	426	5,790	113,554	2,195	36,494
Cost of shares redeemed
Institutional Class	(2,846)	(44,478)	(2,829)	(39,189)	(3,062)	(62,499)	(537)	(9,585)
Administrative Class	(2,449)	(36,686)	(272)	(3,856)	(630)	(12,615)	(40)	(739)
Other Classes	(9,660)	(147,469)	(4,200)	(58,894)	(34,136)	(676,570)	(15,629)	(273,936)
Net increase resulting from Fund share transactions	41,266	$634,210	5,279	$84,491	159,339	$3,264,916	42,037	$770,750

6.30.02 PIMCO Funds Annual Report

	Growth & Income Fund				Growth Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	568	$4,452	422	$5,042	400	$7,477	688	$16,662
Administrative Class	1,701	12,839	3,317	32,113	158	2,944	98	2,747
Other Classes	3,993	30,188	2,011	20,520	23,644	467,708	13,234	419,217
Shares issued in reorganization
Institutional Class	0	0	174	1,545	0	0	0	0
Administrative Class	0	0	6	55	0	0	0	0
Other Classes	0	0	3,162	27,758	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	5	36	107	1,096	10	197	42	1,213
Administrative Class	26	197	0	0	3	53	37	1,059
Other Classes	11	85	48	488	530	10,096	5,554	160,442
Cost of shares redeemed
Institutional Class	(327)	(2,519)	(520)	(5,412)	(235)	(4,539)	(68)	(1,831)
Administrative Class	(1,904)	(14,235)	(26)	(245)	(150)	(2,690)	(328)	(9,073)
Other Classes	(1,697)	(12,834)	(425)	(4,017)	(38,569)	(744,595)	(17,419)	(497,631)
Net increase (decrease) resulting from Fund share transactions	2,376	$18,209	8,276	$78,943	(14,209)	$(263,349)	1,838	$92,805

	Select Growth Fund				Target Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	28	$390	122	$2,958	2,385	$41,282	544	$11,697
Administrative Class	1,902	25,000	8	202	218	3,351	101	2,342
Other Classes	474	6,526	3,153	72,361	61,191	928,181	35,475	890,566
Shares issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	1	12	0	0	104	2,546
Administrative Class	0	0	0	1	0	0	38	932
Other Classes	0	0	5	109	0	1	11,210	251,344
Cost of shares redeemed
Institutional Class	(102)	(1,264)	(27)	(726)	(199)	(3,186)	(92)	(2,120)
Administrative Class	(385)	(5,051)	(1)	(36)	(211)	(3,170)	(23)	(586)
Other Classes	(1,508)	(20,893)	(856)	(15,695)	(74,740)	(1,119,835)	(24,990)	(561,457)
Net increase (decrease) resulting from Fund share transactions	409	$4,708	2,405	$59,186	(11,356)	$(153,376)	22,867	$595,264

PIMCO Funds Annual Report 6.30.02

	Opportunity Fund				Innovation Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,761	$24,798	4,144	$76,918	1,395	$29,784	781	$34,213
Administrative Class	279	3,773	365	9,136	349	7,377	305	13,031
Other Classes	10,210	166,834	7,658	163,445	21,095	434,023	36,759	1,861,827
Shares issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	184	3,727	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	696	12,806	0	0	61	3,059
Administrative Class	0	0	151	2,773	0	0	4	217
Other Classes	0	0	4,090	76,983	0	18	8,901	422,859
Cost of shares redeemed
Institutional Class	(1,591)	(22,251)	(989)	(17,241)	(685)	(13,813)	(521)	(19,077)
Administrative Class	(200)	(2,742)	(369)	(6,780)	(158)	(3,368)	(174)	(7,442)
Other Classes	(13,804)	(216,825)	(9,206)	(195,713)	(39,103)	(767,189)	(29,591)	(1,280,080)
Net increase (decrease) resulting from Fund share transactions	(3,345)	$(46,413)	6,540	$122,327	(16,923)	$(309,441)	16,525	$1,028,607

	Global Innovation Fund				Mega-Cap Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2	$19	11	$209	0	$0	0	$0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	29,139	217,558	31,838	502,465	0	0	0	0
Shares issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	1	0	3	39	441
Administrative Class	0	0	0	0	0	0	0
Other Classes	0	0	26	419	0	0	0	0
Cost of shares redeemed
Institutional Class	(5)	(43)	(10)	(126)	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	(35,307)	(261,201)	(12,174)	(146,706)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(6,171)	$(43,667)	19,691	$356,262	0	$3	39	$441

6.30.02 PIMCO Funds Annual Report

	Capital Appreciation Fund				Mid-Cap Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	3,895	$62,811	4,275	$94,371	9,842	$189,544	13,048	$352,854
Administrative Class	4,132	65,379	4,410	104,482	1,663	31,629	4,079	107,330
Other Classes	10,262	160,886	6,795	140,411	5,693	106,158	6,793	171,029
Issued as reinvestment of distributions
Institutional Class	38	621	4,764	98,095	225	4,259	7,284	176,557
Administrative Class	22	353	3,291	66,865	52	979	2,083	50,107
Other Classes	6	97	3,105	62,115	65	1,190	3,141	73,605
Cost of shares redeemed
Institutional Class	(2,845)	(46,102)	(7,185)	(161,993)	(6,463)	(124,518)	(13,977)	(363,007)
Administrative Class	(4,187)	(65,312)	(2,949)	(61,340)	(3,337)	(63,569)	(2,726)	(68,057)
Other Classes	(7,179)	(112,135)	(3,315)	(68,060)	(7,328)	(136,302)	(5,204)	(133,861)
Net increase resulting from Fund share transactions	4,144	$66,598	13,191	$274,946	412	$9,370	14,521	$366,557

	Micro-Cap Fund				Equity Income Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	3,004	$65,247	2,818	$64,478	297	$3,426	1,725	$18,373
Administrative Class	1,070	24,170	907	19,963	74	891	46	501
Other Classes	0	0	0	0	486	5,810	0	0
Shares issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,228	24,926	1,100	23,380	337	3,702	205	2,161
Administrative Class	121	2,402	42	890	9	104	16	163
Other Classes	0	0	0	0	2	18	0	0
Cost of shares redeemed
Institutional Class	(3,997)	(83,733)	(3,205)	(73,906)	(1,716)	(20,889)	(358)	(3,943)
Administrative Class	(725)	(15,733)	(345)	(7,738)	(51)	(592)	(454)	(5,359)
Other Classes	0	0	0	0	(37)	(442)	0	0
Net increase (decrease) resulting from Fund share transactions	701	$17,279	1,317	$27,067	(599)	$(7,972)	1,180	$11,896

PIMCO Funds Annual Report 6.30.02

	Basic Value Fund				Small-Cap Value Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	47	$644	4	$51	4,245	$89,137	1,842	$32,176
Administrative Class	0	0	0	0	2,035	41,403	1,243	21,297
Other Classes	0	0	0	0	25,959	518,239	8,533	143,376
Issued as reinvestment of distributions
Institutional Class	2	26	5	53	11	213	37	583
Administrative Class	0	0	0	0	6	114	24	372
Other Classes	0	0	0	0	69	1,278	232	3,566
Cost of shares redeemed
Institutional Class	(3)	(40)	0	0	(3,585)	(72,047)	(1,441)	(23,654)
Administrative Class	0	0	0	0	(1,403)	(27,450)	(1,225)	(21,064)
Other Classes	0	0	0	0	(10,124)	(197,031)	(7,844)	(126,971)
Net increase resulting from Fund share transactions	46	$630	9	$104	17,213	$353,856	1,401	$29,681

	Tax-Efficient Equity Fund				Tax-Efficient Structured Emerging Markets Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0	1,234	$13,364	1,501	$17,514
Administrative Class	269	2,554	498	5,504	0	0	0	0
Other Classes	594	5,493	1,038	11,529	0	0	0	0
Shares issued in reorganization
Institutional Class	0	0	0	0	1,105	12,134	0	0
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	114	1,226	143	1,588
Administrative Class	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	0	0	(41)	(464)	(1,319)	(15,217)	(1,222)	(14,139)
Administrative Class	(589)	(5,462)	(615)	(6,872)	0	0	0	0
Other Classes	(957)	(8,835)	(1,020)	(11,220)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(683)	$(6,250)	(140)	$(1,523)	1,134	$11,507	422	$4,963

6.30.02 PIMCO Funds Annual Report

	Asset Allocation Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$15	4	$46
Administrative Class	1,666	15,831	0	0
Other Classes	1,401	13,523	788	8,371
Shares issued in reorganization
Institutional Class	0	0	0	0
Administrative Class	0	0	0	0
Other Classes	2,555	24,379	0	0
Issued as reinvestment of distributions
Institutional Class	0	1	1	6
Administrative Class	18	167	0	1
Other Classes	102	981	192	2,028
Cost of shares redeemed
Institutional Class	(2)	(22)	(5)	(54)
Administrative Class	(2)	(19)	0	0
Other Classes	(980)	(9,464)	(294)	(3,118)
Net increase resulting from Fund share transactions	4,758	$45,392	686	$7,280

9.    Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)
PIMCO	PIMCO
Growth & Income Fund	Equity Income Fund	06/22/2001	3,343	$30,230	$30,230	$48,086	$78,316	$(872)

PIMCO	PIMCO
Asset Allocation Fund	90/10 Portfolio	10/26/2001	1,864	17,783	17,783	22,875	47,253	(2,273)
	PIMCO
	30/70 Portfolio	10/26/2001	691	6,596	6,596	22,875	47,253	6

PIMCO	PIMCO
Tax-Efficient Structured Emerging Fund	Structured Emerging Markets Fund	06/26/2002	1,105	12,134	12,134	72,562	84,695	(2,510)

PIMCO	PIMCO
Innovation Fund	Healthcare Innovation Fund	03/15/2002	184	3,727	3,727	1,741,717	1,745,444	125

PIMCO Funds Annual Report 6.30.02

Report of Independent Accountants

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the Value Fund, Renaissance Fund, Growth & Income Fund, Growth Fund, Select Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Global Innovation Fund, Mega-Cap Fund, Capital Appreciation Fund, Mid-Cap Fund, Micro-Cap Fund, Equity Income Fund, Basic Value Fund, Small-Cap Value Fund, Tax-Efficient Equity Fund, Tax-Efficient Structured Emerging Markets Fund and Asset Allocation Fund (hereafter referred to as the “Funds”) at June 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

6.30.02 PIMCO Funds Annual Report

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction.    Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Value Fund	8.95%
Renaissance Fund	12.45%
Growth & Income Fund	100.00%
Capital Appreciation	100.00%
Mid-Cap Fund	100.00%
Equity Income Fund	100.00%
Basic Value Fund	100.00%
Small Cap Value Fund	100.00%
Tax-Efficient Structured Emerging Markets Fund	23.70%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.

Foreign Tax Credit.    The following Fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2002 are as follows:

Country	Tax-Efficient Structured Emerging Markets Fund
	Gross Foreign Dividends	Foreign Tax
Argentina	0.00367	—
Botswana	0.01177	0.00044
Brazil	0.02347	0.00233
Chile	0.01368	0.00375
China	0.00392	—
Columbia	0.00311	0.00006
Croatia	0.00705	0.00018
Czech Republic	0.02380	0.00385
Egypt	0.01404	—
Estonia	0.00345	0.00058
Ghana	0.00349	0.00035
Hong Kong	0.00324	—
Hungary	0.00830	0.00166
India	0.00516	0.00020
Indonesia	0.00941	0.00141
Ireland	0.05843	—
Israel	0.00556	0.00134
Kenya	0.00321	0.00032
Malaysia	0.01054	0.00221
Mexico	0.00892	0.00011
Mauritius	0.00678	—
Morocco	0.00802	0.00080
Peru	0.01146	0.00000
Philippines	0.00805	0.00201
Poland	0.00625	0.00090
Russia	0.00424	0.00088
South Africa	0.01619	—
South Korea	0.00980	0.00163
Taiwan	0.00254	0.00065
Thailand	0.00925	0.00010
Turkey	0.00272	—
United Kingdom	0.00463	0.00032
Venezuela	0.01591	—
Zimbabwe	0.00433	0.00063

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

PIMCO Funds Annual Report 6.30.02

Management of Trust Information (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees and Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.

Non–Interested Trustees

E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust

Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None

Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None

Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.

W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None

Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando - McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

6.30.02 PIMCO Funds Annual Report

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.

Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.

John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

PIMCO Funds Annual Report 6.30.02

PIMCO Advisors is one of the largest investment management companies in the United States with assets under management of $346 billion as of June 30, 2002. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management. PIMCO Global Advisors, the international unit, offers investment services worldwide through offices in London, Tokyo, Singapore and Sydney.

PIMCO Funds: Access to the highest standard

PIMCO Funds offers access to the specialized investment expertise of PIMCO Advisors. The Adviser manages over $346 billion and has a client list that includes 63 of the 100 largest U.S. corporations. The firm is a member of the Allianz Group, one of the world’s leading financial services providers.

Manager	PIMCO Advisors, a division of Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100 Newport Beach, CA 92660

Distributor	PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor Kansas City, MO 64105

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

15 –20440–01

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

Annual Report

6.30.02

PIMCO Stock Funds

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcofunds.com/edelivery.

Share Classes A B C
GROWTH STOCK FUNDS
Growth Fund
Select Growth Fund
Target Fund
Opportunity Fund

BLEND STOCK FUNDS
Growth & Income Fund
Capital Appreciation Fund
Mid-Cap Fund

VALUE STOCK FUNDS
Equity Income Fund
Value Fund
Small-Cap Value Fund
ENHANCED INDEX STOCK FUNDS Tax-Efficient Equity Fund SECTOR-RELATED STOCK FUNDS Global Innovation Fund STOCK AND BOND FUNDS Asset Allocation Fund

Annual Reports for PIMCO Innovation Fund and
PIMCO Renaissance Fund are printed separately.

President’s Letter

“If one does not know to which port one is sailing, no wind is favorable.”

—Seneca

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among those who are considering some changes, here are a couple of key points to keep in mind:

•
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash—notwithstanding 11 recessions and 2 major crashes. And studies have shown that the risk of a negative return diminishes over longer holding periods.

•
No one can predict the next top-performing asset class or sector. Before you make any changes, remember the basic theory of asset allocation. Different investments will outperform and underperform at different times. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at  1-800-426-0107, or visit our Web site at www.pimcofunds.com.

As always, thank you for the trust you’ve placed in us.

Sincerely,

Stephen Treadway
President

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

3
6.30.02 PIMCO Funds Annual Report

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

OBJECTIVE:	NUMBER OF FUNDS IN THE PORTFOLIO:	TOTAL NET ASSETS:
Long-term capital appreciation and current income.	16 (not including short-term instruments)	$63.9 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
50–70% PIMCO Stock Funds 30–50% PIMCO Bond Funds	9/30/98	John Loftus Ken Corba Udo Frank

John Loftus Fund Manager Mr. Loftus is a Managing Director and senior member of PIMCO’s investment strategy group. He has 18 years of investment experience.

Ken Corba Fund Manager Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of investing experience.

Fund continued to outperform

PIMCO Asset Allocation Fund had another relatively strong year when compared to its index. For the 12 months ended June 30, 2002, the Fund’s Class A shares returned –4.39%, handily beating the Lipper Balanced Fund Index’s performance of –8.61%. This outperformance holds true for the 3-year period as well, for which PIMCO Asset Allocation Fund reported an annualized return of 0.78%, versus the Lipper Index which was down –2.14%.

Fixed income buffered the downside

Although equity markets dropped precipitously during the trailing 12 months, fixed-income securities reported positive returns. Within PIMCO Asset Allocation Fund, the primary fixed income investment is PIMCO Total Return Fund, a core bond portfolio managed by Bill Gross. Total Return added value with an overweight position in mortgage-backed securities, a segment that provides an attractive risk-reward investment when compared to other sectors. In addition, the portfolio benefited from strategic allocations to foreign bonds as many European nations, most notably Germany, provided greater yield than domestic securities while also having lower inflation.

Stocks continued to fall

Domestic stock markets performed poorly for the period, with all major indexes down double digits. Within this decline, value stocks outperformed growth stocks, and PIMCO Asset Allocation Fund’s heavier value weighting helped performance relative to the index. In particular, PIMCO Small-Cap Value Fund and PIMCO Value Fund showed relatively strong results in what was an extremely difficult environment for equity managers.

“We plan to maintain our emphasis on value investing, while also keeping a relatively significant position in the international equity markets.”

Non-U.S. exposure aided results

With the stock market in the U.S. on a downward course since March of 2000, investors have begun to seek alternatives in the overseas markets. PIMCO Asset Allocation Fund maintained a relatively large weighting in foreign stocks, a strategy that added value, especially so far in 2002. We expect to continue this overweight position in international markets going forward, not only as a diversification tool away from the U.S., but also in an effort to capitalize on some attractive investment opportunities in several European nations.

We intend to stay the course

Looking forward, we plan to maintain our emphasis on value investing, while also keeping a relatively significant position in the international equity markets. Until we see a sustained sign of the U.S. economy heating up again, a positive trend for growth investors, this allocation strategy should continue.

4
PIMCO Funds Annual Report 6.30.02

PIMCO Asset Allocation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (9/30/98)
PIMCO Asset Allocation Fund A Shares	–4.39%	0.78%	—	—	4.57%
PIMCO Asset Allocation Fund A Shares (adjusted)	–9.67%	–1.11%	—	—	3.01%
PIMCO Asset Allocation Fund B Shares	–5.15%	0.03%	—	—	3.78%
PIMCO Asset Allocation Fund B Shares (adjusted)	–9.81%	–0.80%	—	—	3.11%
PIMCO Asset Allocation Fund C Shares (adjusted)	–5.98%	0.05%	—	—	3.80%
Russell 3000 Index	–17.24%	–7.93%	—	—	—
Lehman Brothers Aggregate Bond Index	8.63%	8.11%	—	—	—
48% Russell 3000; 12% MSCI All Cntry World Ex-US; 40% LBAG Index	–1.69%	–1.99%	—	—	—
Lipper Balanced Fund Average	–8.61%	–2.14%	—	—	—

PIMCO STOCK FUNDS	% of Total Investments

Growth
Target Fund	2.6%
Opportunity Fund	3.6%
Growth Fund	2.1%
Blend
StocksPLUS	11.1%
Mid-Cap	2.9%
Capital Appreciation	2.5%
Value
Renaissance	8.7%
Value	4.8%
Small-Cap Value	3.7%
International
RCM International Growth Equity	15.8%
Emerging Markets Bond Fund	0.2%
Total Stocks Funds	63.5%

PIMCO BOND FUNDS

Intermediate Duration
Total Return	31.1%
High Yield
High Yield	3.6%
International
Foreign Bond	1.8%
Total Bond Funds	36.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

PIMCO Asset Allocation Fund seeks to utilize the diverse investment expertise offered by PIMCO Funds and their affiliates. The portfolio allocation is assigned by the PIMCO Funds Asset Allocation Committee and is updated on a regular basis. Factors such as economic forecasts, standard deviation, management trends and alpha potential all contribute to the final portfolio composition. The portfolio is then monitored and measured versus a blended index in an effort to maximize exposure to those areas adding value within a relative risk/reward framework.

Past performance is no guarantee of future results. The portfolio’s investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio’s allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The underlying funds may at times invest in derivatives and mortgage-related securities. An investment in high-yield securities, lower-rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Although each portfolio normally invests in a number of different underlying funds, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See page 30 for Footnotes, which include additional details.

5
6.30.02 PIMCO Funds Annual Report

A BLEND FUND

PIMCO Capital Appreciation Fund

OBJECTIVE: Growth of capital. PORTFOLIO: Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonable valuations.	NUMBER OF SECURITIES IN THE PORTFOLIO: 94 (not including short-term instruments) FUND INCEPTION DATE: 3/8/91	TOTAL NET ASSETS: $682.6 million PORTFOLIO MANAGERS: David Breed Bill Bannick Katherine Burdon Peter McManus

David Breed
Co-Manager

Mr. Breed is Managing Director, Chief Investment Officer and CEO of PIMCO’s Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.

Bill Bannick
Co-Manager

Mr. Bannick is a Managing Director of PIMCO’s Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

PIMCO Capital Appreciation outperformed for the year

The past year was an extremely volatile time period for equity investing overall. Despite this volatility, PIMCO Capital Appreciation Fund (Class A shares) managed to outperform both its Lipper category and the S&P 500 for the year.

An underweighting in tech aided relative performance

The Fund was consistently underweight in technology over the past year, as we did not find sufficient evidence of sustained earnings growth in the sector. This underweighting—while a detriment to Fund performance during the dramatic fourth quarter tech rally—proved a significant benefit to the Fund during the rest of the year as concerns over tech valuations continued to weigh down prices in the sector.

The Fund benefited from a strong consumer

During the first quarter of 2002, consumer spending remained robust but became more price sensitive. In this environment, discount retailers such as Best Buy and Kohl’s performed well, as did lower priced restaurants such as those operated by Tricon Global (Pizza Hut, Taco Bell and Kentucky Fried Chicken). In the second quarter, the consumer cyclical sector boosted Fund performance.

“We are still waiting for a sustained economic recovery to emerge, but are optimistic that it is close at hand.”

Falling interest rate environment boosted financials

The falling interest rate environment benefited financial services holdings during the second half of 2001. In the third quarter, companies such as Washington Mutual and Federal Home Loan Mortgage posted solid gains. In the fourth quarter, insurance holdings such as St. Paul Companies benefited from a rise in premiums in the wake of September 11th.

We continue our focus on reasonably priced growth stocks

We are still waiting for a sustained economic recovery to emerge, but are optimistic that it is close at hand. We believe our continued focus on seeking reasonably valued stocks with solid growth prospects has been crucial to the Fund’s performance during the economic downturn, and we are confident that it will enable the Fund to continue its outperformance in a recovery environment.

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PIMCO Funds Annual Report 6.30.02

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (3/8/91)
PIMCO Capital Appreciation Fund A Shares	–16.43%	–2.33%	6.32%	13.19%	12.96%
PIMCO Capital Appreciation Fund A Shares (adjusted)	–21.03%	–4.15%	5.13%	12.55%	12.39%
PIMCO Capital Appreciation Fund B Shares	–17.06%	–3.07%	5.53%	12.53%	12.36%
PIMCO Capital Appreciation Fund B Shares (adjusted)	–21.21%	–3.64%	5.32%	12.53%	12.36%
PIMCO Capital Appreciation Fund C Shares (adjusted)	–17.86%	–3.05%	5.54%	12.36%	12.13%
S&P 500 Index	–17.99%	–9.18%	3.66%	11.43%	—
Lipper Large-Cap Core Fund Average	–19.06%	–9.41%	2.06%	9.57%	—

TOP 10 HOLDINGS	% of Total Investments
Microsoft Corp.	2.9%
American International Group, Inc.	2.3%
Wal-Mart Stores, Inc.	2.2%
Citigroup, Inc.	2.0%
Johnson & Johnson	1.7%
General Electric Co.	1.6%
King Pharmaceuticals, Inc.	1.3%
Lehman Brothers Holdings, Inc.	1.3%
Centex Corp.	1.2%
Anheuser-Busch Cos., Inc.	1.2%
Top Ten Total	17.7%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	18.1%
Healthcare	17.5%
Consumer Discretionary	14.7%
Technology	14.7%
Consumer Staples	8.7%

PORTFOLIO COMPOSITION

Common Stock	94.4%
Cash Equivalents	5.6%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

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6.30.02 PIMCO Funds Annual Report

A VALUE STOCK FUND

PIMCO Equity Income Fund

OBJECTIVE: Current income as a primary objective; long-term growth of capital is a secondary objective	NUMBER OF SECURITIES IN THE PORTFOLIO: 41 (not including short-term instruments)	TOTAL NET ASSETS: $40.5 million

PORTFOLIO: Income producing common stocks of companies with market capitalizations of more than $2 billion.	FUND INCEPTION DATE: 5/8/00	PORTFOLIO MANAGERS: Ben Fischer Chris Najork

Ben Fischer Co-Manager Mr. Fischer is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork Co-Manager Mr. Najork is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund turned in solid performance

Despite a difficult environment for equities, PIMCO Equity Income Fund turned in a solid performance for the one-year period ended June 30, 2002. The Fund’s Class A shares gained 0.39% during this period, dramatically outperforming the S&P 500 Index, which returned –17.99%, and its Lipper Average, which returned –10.33% for the same period.

Stock selection, strong consumer boosted early results

In the extremely volatile third quarter of 2001, Fund performance was significantly aided by stock selection. Standouts for the Fund included defense contractor Northrop Grumman, grocery wholesaler and retailer SUPERVALU as well as Deluxe, a check printing and business services company. In the fourth quarter of 2001, consumer confidence and spending proved to be strong, and the Fund benefited from owning stocks with exposure to the consumer. For example, Sears, Whirlpool and VF Corp., one of the largest apparel manufacturers, all posted solid gains as investors bid up these stocks.

Financial services, utility holdings helped second half performance

Stock selection in the financial services and utility sectors were the greatest contributors to the Fund’s outperformance during the first quarter of 2002. In particular, Washington Mutual was a standout performer in the financial services sector, benefiting from the continued low interest rate environment. One area of disappointment for the Fund was the energy sector. Although it performed well in the first quarter, the sector was hurt in the second quarter by a drop in the price of oil. CMS Energy, an energy supply and services company, pulled down the portfolio’s performance at that time.

“Looking ahead, we are confident that our strategy will help the Fund to weather the volatile market environment and benefit as the economic recovery takes shape.”

Staying the course

Despite the general economic uncertainty, we continue to execute our time-tested value philosophy that is anchored in three main tenets: purchasing real companies with real cash flow at undervalued prices, purchasing companies that pay dividends, and purchasing a well-diversified group of companies. Looking ahead, we are confident that our strategy will help the Fund to weather the volatile market environment and benefit as the economic recovery takes shape.

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PIMCO Funds Annual Report 6.30.02

PIMCO Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (5/8/00)
PIMCO Equity Income Fund A Shares	0.39%	—	—	—	11.26%
PIMCO Equity Income Fund A Shares (adjusted)	–5.13%	—	—	—	8.37%
PIMCO Equity Income Fund B Shares	–0.24%	—	—	—	10.50%
PIMCO Equity Income Fund B Shares (adjusted)	–4.73%	—	—	—	9.24%
PIMCO Equity Income Fund C Shares (adjusted)	–1.26%	—	—	—	10.43%
S&P 500 Index	–17.99%	—	—	—	—
Lipper Equity Income Fund Average	–10.33%	—	—	—	—

TOP 10 HOLDINGS	% of Total Investments

RJ Reynolds Tobacco Holdings, Inc.	4.1%
KeyCorp	4.0%
Verizon Communications, Inc.	3.8%
Union Planters Corp.	3.8%
Lincoln National Corp.	3.7%
Eastman Kodak Co.	3.7%
SUPERVALU, Inc.	3.7%
VF Corp.	3.5%
Deluxe Corp.	3.5%
ConAgra Foods, Inc.	2.3%
Top Ten Total	36.1%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	31.1%
Consumer Staples	14.1%
Energy	12.1%
Utilities	9.2%
Capital Goods	5.8%

PORTFOLIO COMPOSITION

Common Stock	96.1%
Cash Equivalents	3.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 30 for footnotes, which include additional details.

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6.30.02 PIMCO Funds Annual Report

A SECTOR—RELATED FUND

PIMCO Global Innovation Fund

OBJECTIVE: Capital appreciation; no consideration is given to income. PORTFOLIO: Common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million.	NUMBER OF SECURITIES IN THE PORTFOLIO: 67 (not including short-term instruments) FUND INCEPTION DATE: 12/31/99	TOTAL NET ASSETS: $100.4 million PORTFOLIO MANAGERS: Dennis McKechnie Jiyoung Kim

Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 10 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. Previously, she worked at Fred Alger Investment Management and at Repligen—a biotechnology firm. She has 6 years of investment experience.

Technology stocks gave back large fourth quarter gains

As the economy struggled to gain traction in 2002, investors eschewed tech issues for more defensive, lower-risk sectors of the marketplace. In this environment, PIMCO Global Innovation Fund gave back the remainder of its strong post-September 11th gains, as an overall market decline hit the technology sector particularly hard. For the one-year period ended June 30, 2002, Class A shares returned  –46.85%, much in line with the average Lipper Science & Technology Fund, which returned –44.60%.

Early results were mostly disappointing

Virtually every industry within technology performed poorly during the third quarter of 2001. During this period, the Fund’s non-tech innovators posted the best relative returns. For example, the Fund benefited from its exposure to biotech stocks, which proved popular with investors—especially amidst growing concerns over bioterrorism.

Fourth quarter equity rally boosted tech considerably

The strong tech rally in the fourth quarter of 2001 propelled the Fund’s returns upward. Semiconductor issues performed particularly well. Specifically, a number of chip makers benefited from the fact that consumer spending patterns shifted away from travel and apparel to more stay-at-home type purchases such as video games, digital cameras, and personal computers—all of which utilize chips. Software stocks also contributed to performance as investors became more optimistic about corporate software purchasing. Siebel Systems posted strong gains on word that it had closed a number of large deals in the fourth quarter and would be introducing new products and upgrades in the near future.

“While an overnight recovery for tech stocks is not expected, we are confident that these issues offer significant growth potential over the longer term.”

Second half dampened by weak IT spending

Semiconductor issues continued to perform well in the first quarter of 2002, as an anticipated economic recovery fueled investor interest in this industry. Software stocks also performed well as investors anticipated that Fortune 500 companies could start recommitting dollars to new software projects as the economy improved. However, the Fund’s relative overweighting in software and semiconductors was the biggest detractor from performance in the second quarter as an expected uptick in corporate information technology (IT) spending never materialized.

Future growth potential still seen in technology

In this environment, we remain cautiously optimistic about the technology sector. While an overnight recovery for tech stocks is not expected, we are confident that these issues offer significant growth potential and could resume their outperformance over the longer term.

10
PIMCO Funds Annual Report 6.30.02

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/99)
PIMCO Global Innovation Fund A Shares	–46.85%	—	—	—	–22.27%
PIMCO Global Innovation Fund A Shares (adjusted)	–49.78%	—	—	—	–24.01%
PIMCO Global Innovation Fund B Shares	–47.18%	—	—	—	–22.74%
PIMCO Global Innovation Fund B Shares (adjusted)	–49.82%	—	—	—	–23.68%
PIMCO Global Innovation Fund C Shares (adjusted)	–47.71%	—	—	—	–22.74%
NASDAQ Composite Index	–32.28%	—	—	—	—
Lipper Science & Technology Fund Average	–44.60%	—	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Cisco Systems, Inc.	3.5%
Microsoft Corp.	3.4%
Oracle Corp.	3.3%
United Microelectronics Corp. SP - ADR	3.1%
Intel Corp.	3.0%
LG Electronics, Inc.	3.0%
Taiwan Semiconductor Manufacturing Co.	2.9%
Samsung Electronics Co. Ltd.	2.9%
Micron Technology, Inc.	2.8%
QUALCOMM, Inc.	2.7%
Top Ten Total	30.6%
TOP 5 RELATED INDUSTRIES
Technology	71.2%
Healthcare	4.5%
Communications	3.5%
Financial & Business Services	2.5%
Capital Goods	2.2%
PORTFOLIO COMPOSITION
Common Stock	88.5%
Cash Equivalents	11.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO’s. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. To date, the Fund’s performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. See page 30 for footnotes, which include additional details.

11
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital; income is an incidental consideration.	41 (not including short-term instruments)	$1.1 billion

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Primarily common stocks of companies with market capitalizations of at least $5 billion.	2/24/84	Ken Corba

Ken Corba Portfolio Manager Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Equity markets faced a difficult year

The past year was an extremely volatile time period for the equity marketplace. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. In this difficult environment, PIMCO Growth Fund Class A shares returned –25.73%, closely tracking the Lipper Large-Cap Growth Fund Average.

Technology was the biggest detractor from Fund performance

Technology was the most volatile sector of the marketplace and also the biggest detractor from Fund performance over the past year. When the stock market reopened post-September 11th, tech stocks were hit particularly hard and the Fund suffered. In the fourth quarter of 2001, the Fund benefited from its tech exposure, as the sector experienced a dramatic rally. During the first and second quarters of 2002, tech resumed its downward spiral as a result of weaker-than-expected demand for PCs, software and semiconductors.

Strong consumer spending aided performance

The consumer sector has been a continual bright spot for the Fund, as consumer spending remained strong for the bulk of the past year. In the third quarter of 2001, consumer staples such as Pepsi and Johnson & Johnson posted solid gains for the Fund. Consumer cyclicals such as Kohl’s department stores performed well in the fourth quarter thanks to a better-than-expected holiday shopping season. Consumer strength carried over into 2002 as Fund holdings such as Wal-Mart and Target posted solid gains.

“We will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.”

Healthcare posted two solid quarters

Healthcare holdings were also a bright spot for the Fund during the third quarter of 2001 and the first quarter of 2002, as investors sought refuge in more defensive sectors of the marketplace. Cardinal Health, Baxter International and United Health Group all posted solid gains for the Fund in both quarters.

A second half recovery remains a possibility

We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.

12
PIMCO Funds Annual Report 6.30.02

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (2/24/84)
PIMCO Growth Fund A Shares	–25.73%	–12.71%	2.17%	8.49%	12.95%
PIMCO Growth Fund A Shares (adjusted)	–29.82%	–14.34%	1.02%	7.88%	12.60%
PIMCO Growth Fund B Shares	–26.28%	–13.40%	1.36%	7.82%	12.59%
PIMCO Growth Fund B Shares (adjusted)	–29.94%	–14.08%	1.13%	7.82%	12.59%
PIMCO Growth Fund C Shares (adjusted)	–27.02%	–13.40%	1.37%	7.67%	12.11%
S&P 500 Index	–17.99%	–9.18%	3.66%	11.43%	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	0.80%	8.53%	—

TOP 10 HOLDINGS	% of Total Investments
First Data Corp.	5.1%
Lockheed Martin Corp.	4.8%
UnitedHealth Group, Inc.	4.2%
Wal-Mart Stores, Inc.	3.8%
Microsoft Corp.	3.7%
Johnson & Johnson	3.6%
Tenet Healthcare Corp.	3.3%
Bank of America Corp.	3.2%
Kohl’s Corp.	3.2%
Illinois Tool Works, Inc.	3.1%
Top Ten Total	38.0%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	25.3%
Healthcare	18.2%
Consumer Discretionary	14.6%
Technology	13.7%
Consumer Staples	8.6%

PORTFOLIO COMPOSITION

Common Stock	100.0%
Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35–50 stocks.

*Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 30 for footnotes, which include additional details.

13
6.30.02 PIMCO Funds Annual Report

A BLEND FUND

PIMCO Growth & Income Fund

OBJECTIVE: Long-term growth of capital; current income is a secondary objective. PORTFOLIO: Growth stocks and dividend paying securities.	NUMBER OF SECURITIES IN THE PORTFOLIO: 40 (not including short-term instruments) FUND INCEPTION DATE: 12/28/94	TOTAL NET ASSETS: $76.6 million PORTFOLIO MANAGER: Ken Corba

Ken Corba Portfolio Manager Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Stocks experienced a difficult period

The past year was an extremely volatile time period for stocks. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. In this environment, PIMCO Growth & Income Fund underperformed its benchmark, the S&P 500 Index, and its Lipper Average for the one-year period ended June 30, 2002. Class A shares returned –23.85% compared to –17.99% and –19.06% for the Index and Average, respectively.

Fund hurt by media stocks early in the period

In the third quarter of 2001, the Fund benefited from its exposure to traditional telecom service providers such as Verizon and SBC Communications. These stocks were popular with investors seeking more defensive positions in a decelerating economic environment. The healthcare sector also positively contributed to the Fund’s performance, with stocks such as Johnson & Johnson, American Home Products and Bristol Myers Squibb posting gains. Still, these gains were eclipsed by losses in media stocks such as Omnicom and AOL Time Warner, which fell lower due to concerns over a weakening consumer.

Fund adopted a defensive approach

Post-September 11th, we took a defensive and yield-oriented approach that underperformed in late 2001 but achieved solid relative results in the first half of 2002. For example, the Fund’s underweighting in the technology sector in the fall—a time when tech stocks experienced a dramatic rally—hurt performance. However, the Fund’s performance greatly benefited from this underweighting in the first half of 2002 as tech stocks fell.

“We remain committed to investing in dividend-paying companies that exhibit real earnings growth, sound management practices and sustainable competitive advantages.”

Dividend-paying stocks aided performance

The Fund benefited from its commitment to income-producing stocks in the first half of 2002, particularly REITs, utility stocks and “Old Economy” companies such as General Motors, DuPont and 3M. Aerospace and defense issues also performed well for the Fund, as companies such as Lockheed Martin and General Dynamics experienced an increase in government defense spending and private sector security spending.

We remain committed to income-producing stocks

We remain optimistic that the second half of 2002 could provide a stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue our commitment to investing in dividend-paying companies that exhibit real earnings growth, sound management practices and sustainable competitive advantages.

14
PIMCO Funds Annual Report 6.30.02

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/28/94)
PIMCO Growth & Income Fund A Shares	–23.85%	2.99%	11.73%	—	14.99%
PIMCO Growth & Income Fund A Shares (adjusted)	–28.04%	1.07%	10.47%	—	14.13%
PIMCO Growth & Income Fund B Shares	–24.51%	2.19%	10.88%	—	14.13%
PIMCO Growth & Income Fund B Shares (adjusted)	–28.28%	1.78%	10.75%	—	14.13%
PIMCO Growth & Income Fund C Shares (adjusted)	–25.15%	2.23%	10.90%	—	14.14%
S&P Mid-Cap 400 Index	–4.73%	6.67%	12.58%	—	—
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Core Fund Average	–19.06%	–9.41%	2.06%	—	—

TOP 10 HOLDINGS	% of Total Investments
Lockheed Martin Corp.	4.5%
Bank of America Corp.	3.2%
First Data Corp.	3.2%
Vornado Realty Trust	3.0%
UnitedHealth Group, Inc.	3.0%
Concord EFS, Inc.	2.9%
Newmont Mining Corp.	2.9%
E.I. du Pont de Nemours & Co.	2.9%
ChevronTexaco Corp.	2.9%
Philip Morris Cos., Inc.	2.9%
Top Ten Total	31.4%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	32.6%
Industrials	9.4%
Materials & Processing	8.7%
Energy	8.0%
Consumer Staples	7.7%

PORTFOLIO COMPOSITION

Common Stock	88.2%
Convertible Bonds	9.4%
Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.

15
6.30.02 PIMCO Funds Annual Report

A BLEND FUND

PIMCO Mid-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Long-term growth of capital.	IN THE PORTFOLIO:	$891.2 million
99 (not including short-term instruments)

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Primarily common stocks of medium capitalization companies that have improving fundamentals and reasonable valuations.	8/26/91	Katherine Burdon Bill Bannick David Breed Peter McManus

Katherine Burdon
Co-Manager

Ms. Burdon is a Senior Portfolio Manager for PIMCO’s Cadence Capital Management, responsible for mid- and small-cap strategies. She has a combined 19 years experience within asset management, accounting and healthcare.

Bill Bannick Co-Manager Mr. Bannick is a Managing Director of PIMCO’s Cadence Capital Management. He has over 16 years of investment experience.

Volatility pervaded the equity marketplace

The past year was an extremely volatile period for the overall equity marketplace, with concerns over valuation, terrorism and accounting scandals weighing heavily on the minds of investors.

Earnings concerns still loomed in technology

Technology was the most volatile sector of the marketplace over the past four quarters. PIMCO Mid-Cap Fund benefited from an underweight exposure to the tech sector during the third quarter of 2001 and the second quarter of 2002 when tech stocks experienced a dramatic downturn. However, the Fund’s underweighting of tech detracted from performance during the fourth quarter as tech experienced a dramatic rally. The Fund is maintaining an underexposure to this sector, as we don’t see solid prospects for real earnings growth in the near term.

Financial services exposure helped then hindered performance

The financial services sector played a significant role in the Fund’s performance over the past year. An overweighting in financial services issues boosted performance during the third and fourth quarters of 2001 as companies like Dime Bancorp, USA

Education and AmeriCredit benefited from the falling interest rate environment. Conversely, the financial services sector weighed down returns over the second quarter of 2002 as insurance holdings began losing their post-September 11th pricing power.

“The Fund’s growth-at-a-reasonable-price investment philosophy has been a key factor in buffering the downside impact of this recession.”

Continued consumer strength was the biggest contributor to Fund performance

The Fund benefited from its exposure to both consumer staples and consumer discretionary stocks. In the third quarter, the Fund’s exposure to the consumer staples sector aided performance as stocks such as McCormick and Pepsi proved attractive in a decelerating economic environment. In the first and second quarters of 2002, consumer discretionary stocks boosted the Fund’s performance, as consumer spending remained strong. Companies ranging from Best Buy to Williams Sonoma to International Game Technology, a casino gaming company, all posted solid gains during 2002.

Anticipating a muted market recovery

We believe that the Fund’s growth-at-a-reasonable-price investment philosophy has been a key factor in buffering the downside impact of this recession. We anticipate that the stock market will only experience a muted recovery but are optimistic that, in this environment, the Fund will continue to benefit from its investment philosophy.

16
PIMCO Funds Annual Report 6.30.02

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (8/26/91)
PIMCO Mid-Cap Fund A Shares	–15.04%	2.47%	6.20%	12.75%	12.40%
PIMCO Mid-Cap Fund A Shares (adjusted)	–19.72%	0.56%	5.01%	12.12%	11.81%
PIMCO Mid-Cap Fund B Shares	–15.65%	1.73%	5.42%	12.08%	11.78%
PIMCO Mid-Cap Fund B Shares (adjusted)	–19.85%	0.99%	5.15%	12.08%	11.78%
PIMCO Mid-Cap Fund C Shares (adjusted)	–16.53%	1.71%	5.41%	11.92%	11.57%
Russell Mid-Cap Index	–9.22%	1.07%	7.51%	12.77%	—
Lipper Mid-Cap Core Fund Average	–11.27%	3.23%	7.47%	12.32%	—

TOP 10 HOLDINGS	% of Total Investments

GreenPoint Financial Corp.	1.4%
Apollo Group, Inc. ‘A’	1.3%
Ocean Energy, Inc.	1.3%
King Pharmaceuticals, Inc.	1.3%
General Growth Properties, Inc.	1.3%
Pactiv Corp.	1.3%
Omnicare, Inc.	1.3%
Constellation Brands, Inc. ‘A’	1.3%
St. Jude Medical, Inc.	1.2%
Lennar Corp.	1.2%
Top Ten Total	12.9%

TOP 5 RELATED INDUSTRIES

Consumer Discretionary	17.5%
Financial & Business Services	16.8%
Healthcare	13.5%
Technology	11.5%
Consumer Services	8.0%

PORTFOLIO COMPOSITION

Common Stock	94.5%
Cash Equivalents	5.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

17
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Opportunity Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no consideration is given to income.	98 (not including short-term instruments)	$324.0 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Common stocks of companies with market capitalizations of between $100 million and $2 billion.	2/24/84	Michael Gaffney

Michael Gaffney Portfolio Manager Mr. Gaffney is a Managing Director and head of small-cap growth management at PIMCO Equity Advisors. He has more than 14 years of investment experience.

Fund outperformed its benchmark and peer group for the year

The past year proved to be a very difficult period for stocks. Despite a fourth quarter reprieve, concerns over valuation, terrorism and accounting scandals weighed heavily on the equity marketplace for much of the year. However, PIMCO Opportunity Fund did manage to outpace its Lipper Average and the Russell 2000 Growth Index for the one-year period. Class A shares returned –21.21% compared to –25.01% and –22.23% for the Index and Average, respectively.

Technology hampered Fund performance

Early in the period, technology exposure hurt performance as operating fundamentals failed to stabilize. However, the Fund greatly benefited from its exposure to technology in the fourth quarter, as tech experienced a dramatic rally. Technology started trending downward midway through the first quarter—as corporate tech spending failed to materialize—and continued this downtrend throughout the first half of 2002, dragging down the portfolio’s performance.

Healthcare was an overall bright spot for the Fund

Over the past year, many healthcare issues performed well for the Fund, due in part to the economically defensive nature of the sector. Not surprisingly, healthcare was one of the few bright spots during the two worst quarters for equity investing over the past 12 months: third quarter 2001 and second quarter 2002. Exposure to the riskier side of the sector through biotechnology issues hampered Fund performance in the second quarter, as a result of diminished visibility on drug approvals by the Food and Drug Administration (FDA).

“An equity market recovery could gain traction in the second half of 2002.”

Consumer stocks aided results

The consumer sector also played a significant role in Fund performance over the past year. Cyclical consumer stocks hurt performance in the third quarter of 2001 as the outlook for the economy worsened. However, consumer confidence strengthened early in the fourth quarter, giving a boost to the holiday shopping season and resulting in solid returns for the Fund in the consumer discretionary sector through the first quarter of 2002.

A recovery could bode well for small-cap investing

While corporate disclosure and accounting issues have continued to fuel market volatility, it’s important to note that the overall economy is showing signs of improvement. We remain optimistic that an equity market recovery could gain traction in the second half of 2002, and that, in this environment, smaller-capitalization growth issues could perform well.

18
PIMCO Funds Annual Report 6.30.02

PIMCO Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (2/24/84)
PIMCO Opportunity Fund A Shares	–21.21%	–4.07%	0.89%	10.19%	13.68%
PIMCO Opportunity Fund A Shares (adjusted)	–25.54%	–5.86%	–0.24%	9.57%	13.33%
PIMCO Opportunity Fund B Shares	–21.81%	–4.74%	0.17%	9.55%	13.32%
PIMCO Opportunity Fund B Shares (adjusted)	–25.72%	–5.30%	–0.01%	9.55%	13.32%
PIMCO Opportunity Fund C Shares (adjusted)	–22.54%	–4.73%	0.17%	9.39%	12.85%
Russell 2000 Growth Index	–25.01%	–9.63%	–1.98%	6.23%	—
Russell 2000 Index	–8.60%	–1.67%	4.44%	10.95%	—
Lipper Small-Cap Growth Fund Average	–22.23%	–1.42%	3.52%	9.98%	—

TOP 10 HOLDINGS	% of Total Investments

Overture Services, Inc.	2.3%
Duane Reade, Inc.	2.1%
Linens `n Things, Inc.	1.9%
Corporate Executive Board Co.	1.7%
RARE Hospitality International, Inc.	1.7%
Chesapeake Energy Corp.	1.6%
THQ, Inc.	1.6%
Caci International, Inc.	1.6%
Skywest, Inc.	1.5%
Top Ten Total	18.3%

TOP 5 RELATED INDUSTRIES

Consumer Discretionary	20.0%
Technology	18.8%
Consumer Services	12.7%
Healthcare	11.9%
Energy	9.1%

PORTFOLIO COMPOSITION

Common Stock	98.4%
Cash Equivalents	1.6%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund invests in companies that are experiencing surprisingly strong earnings growth. The manager’s thorough, bottom-up analysis combines quantitative and qualitative criteria to result in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio’s risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.

19
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Select Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital; income is an incidental consideration.	17 (not including short-term instruments)	$40.9 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Common stocks of companies with market capitalizations of at least $10 billion.	12/28/94	Ken Corba

Ken Corba Portfolio Manager Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Ongoing volatility plagued the equity markets

The past year was an extremely volatile time period for the equity marketplace, with any significant rally being met with an even more potent rundown. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. PIMCO Select Growth Fund had a turbulent one-year period, with Class A shares returning –26.44%. These results were closely in line with the Lipper Large-Cap Growth Fund Average.

Technology exposure weighed heavily on Fund performance

Technology was the most volatile sector of the marketplace and our exposure to tech stocks contributed the most to the Fund’s negative results. Tech stocks were particularly hard-hit by the September 11th fallout, and the Fund suffered accordingly. In the fourth quarter of 2001, the Fund benefited from its exposure to the tech sector. During the first and second quarters of 2002, tech resumed its downward spiral as a result of weaker-than-expected demand for PCs, software, and semiconductors.

Strong consumer spending aided results

The consumer sector continued to be an area of strength for the Fund, as consumer spending remained strong for the bulk of the past year. In the third quarter of 2001, consumer staples such as Pepsi and Johnson & Johnson posted solid gains for the Fund. Consumer cyclicals such as Kohl’s department stores performed well in the fourth quarter thanks to a better-than expected holiday shopping season. Consumer strength carried over into 2002 as Fund holdings such as Wal-Mart and Target saw significant gains.

“We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery.”

Healthcare rallied in 2002

During the third quarter of 2001 and the first quarter of 2002, healthcare stocks rallied as investors sought refuge in more defensive sectors of the marketplace. Cardinal Health, Baxter International and United Health Group all posted solid gains for the Fund in both quarters.

A second half recovery remains possible

We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.

20
PIMCO Funds Annual Report 6.30.02

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/28/94)
PIMCO Select Growth Fund A Shares	–26.44%	–17.87%	–0.30%	—	6.98%
PIMCO Select Growth Fund A Shares (adjusted)	–30.48%	–19.40%	–1.42%	—	6.18%
PIMCO Select Growth Fund B Shares	–27.02%	–18.46%	–1.03%	—	6.20%
PIMCO Select Growth Fund B Shares (adjusted)	–30.66%	–19.17%	–1.33%	—	6.20%
PIMCO Select Growth Fund C Shares (adjusted)	–27.68%	–18.45%	–1.02%	—	6.21%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	0.80%	—	—

TOP 10 HOLDINGS	% of Total Investments
Lockheed Martin Corp.	8.5%
UnitedHealth Group, Inc.	7.8%
Concord EFS, Inc.	7.3%
Wal-Mart Stores, Inc.	6.7%
Microsoft Corp.	6.6%
First Data Corp.	6.4%
Bank of America Corp.	6.0%
Viacom, Inc.	5.4%
Cisco Systems, Inc.	5.1%
Citigroup, Inc.	4.7%
Top Ten Total	64.5%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	28.6%
Technology	14.9%
Consumer Discretionary	14.6%
Aerospace	12.4%
Healthcare	11.3%

PORTFOLIO COMPOSITION

Common Stock	91.2%
Cash Equivalents	8.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15–25 stocks.

Past performance is no guarantee of future results. The Fund concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest up to 25% of its assets in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 30 for footnotes, which include additional details.

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6.30.02 PIMCO Funds Annual Report

A VALUE FUND

PIMCO Small-Cap Value Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	103 (not including short-term instruments)	$830.4 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Income producing common stocks of companies with market capitalization of less than $1.5 billion.	10/1/91	Ben Fischer Chris Najork Paul Magnuson Cliff Hoover

Ben Fischer Co-Manager Mr. Fischer is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork Co-Manager Mr. Najork is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund provided stellar returns

PIMCO Small-Cap Value Fund posted stellar returns for the one-year period ended June 30, 2002 despite a difficult environment for stocks. The Fund’s Class A shares gained 13.76% during this period, outperforming the Russell 2000 Index’s return of –8.60% and its Lipper Average return of 5.70%.

Stock selection, cyclical exposure buoyed performance

Early in the period, good issue selection contributed positively to the Fund’s results. Specifically, exposure to the real estate sector enhanced performance as REITs posted positive returns during the third quarter of 2001, benefiting from falling interest rates. Exposure to the healthcare sector also helped the Fund’s returns, as this area proved resistant to the economic downturn. Later, cyclical stocks—both industrial and consumer—aided results in the first half of 2002, as investors bid up these stocks in anticipation of a near-term economic recovery. In particular, discount stores saw solid sales growth. Strong stocks in this category included Claire’s Stores and Burlington Coat Factory.

Lack of tech exposure was an overall positive

The Fund was hurt in the fourth quarter by having virtually no exposure to technology at a time when tech stocks experienced a dramatic rally. Our commitment to owning undervalued, dividend-paying stocks prevented us from owning most tech stocks. Yet this posture served the portfolio well later in the period, as tech stocks faltered amid signs that the economic recovery would be slower than anticipated.

“We remain optimistic about small-cap value stocks, which we believe will benefit from the current market environment.”

Energy exposure provided mixed results

Energy stocks provided mixed results for the portfolio during the first half of 2002. An unusually mild winter resulted in reduced demand for oil and natural gas, which hurt performance in January and February. However, the energy sector’s performance in March and April improved significantly, as crude oil prices received a boost from political uncertainty in the Middle East and Venezuela. However, most of those gains were eroded by the end of the quarter, as oil prices came down.

Small-cap value stocks remain attractive

Looking ahead, we remain optimistic about small-cap value stocks, which we believe will benefit from the current market environment. While we expect the recovery to be anemic, we believe the portfolio should fare well as the economy gains strength.

22
PIMCO Funds Annual Report 6.30.02

PIMCO Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (10/1/91)
PIMCO Small-Cap Value Fund A Shares	13.76%	12.45%	9.53%	13.55%	13.55%
PIMCO Small-Cap Value Fund A Shares (adjusted)	7.50%	10.34%	8.30%	12.91%	12.95%
PIMCO Small-Cap Value Fund B Shares	12.87%	11.62%	8.70%	12.88%	12.92%
PIMCO Small-Cap Value Fund B Shares (adjusted)	7.87%	10.81%	8.42%	12.88%	12.92%
PIMCO Small-Cap Value Fund C Shares (adjusted)	11.89%	11.61%	8.71%	12.71%	12.71%
Russell 2000 Index	–8.60%	1.67%	4.44%	10.95%	—
Lipper Small-Cap Value Fund Average	5.70%	12.00%	8.92%	13.70%	—

TOP 10 HOLDINGS	% of Total Investments
Hughes Supply, Inc.	1.1%
World Fuel Services Corp.	1.1%
Acuity Brands, Inc.	1.1%
Rock-Tenn Co. ‘A’	1.0%
Tecumseh Products Co. ‘A’	1.0%
Brown Shoe Co., Inc.	1.0%
Claire’s Stores, Inc.	1.0%
Kellwood Co.	1.0%
Regal-Beloit Corp.	1.0%
CBL & Associates Properties, Inc.	1.0%
Top Ten Total	10.3%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	22.0%
Consumer Discretionary	12.3%
Utilities	10.7%
Materials & Processing	10.4%
Capital Goods	9.7%

PORTFOLIO COMPOSITION

Common Stock	91.5%
Cash Equivalents	8.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 1,000 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 150–200 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

23
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Target Fund

OBJECTIVE: Capital appreciation; no consideration is given to income.	NUMBER OF SECURITIES IN THE PORTFOLIO: 75 (not including short-term instruments)	TOTAL NET ASSETS: $1.1 billion

PORTFOLIO: Common stocks of companies with market capitalizations of between $1 billion and $10 billion.	FUND INCEPTION DATE: 12/17/92	PORTFOLIO MANAGER: Jeff Parker

Jeff Parker Co-Manager Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 6 years.

Fund endured a difficult period for growth stocks

PIMCO Target Fund, like most equity mutual funds, absorbed losses over the tumultuous third quarter of 2001. The Fund showed resilience in the fourth quarter, outperforming its index and closely tracking its Lipper Average. Unfortunately, the Fund was hurt in the first half of 2002, as the stock market in general—and growth investing in particular—suffered significant losses.

Industrials and financial services hurt early performance

Areas of disappointment for the Fund over the third quarter of 2001 included the industrial and financial services sectors. The industrial sector’s under-performance can be attributed to the portfolio’s exposure to the airline industry. In the financial services sector, Providian and Americredit struggled and were subsequently sold due to consumers’ concerns over declining credit quality. On a positive note, the Fund benefited from its overweighting of the healthcare sector.

The Fund benefited from the fourth quarter market rebound

The Fund benefited from an overweighting in the tech sector at a time when tech stocks experienced a significant rally. The Fund also benefited from its exposure to consumer cyclicals as a result of continued consumer strength. Performance was hampered mostly by the healthcare sector, an area eschewed by investors in favor of more aggressive industries.

Fund was punished by market downturn in first half of 2002

The stock market downturn in the first half of 2002 negatively affected performance. In particular, the Fund was hurt by its exposure to the technology sector, which experienced significant losses, especially in the second quarter. Bright spots for the Fund included healthcare, which benefited from solid fundamentals in the HMO and medical devices industries, and consumer cyclicals, which were helped by stalwart consumer spending.

“We anticipate maintaining a defensive posture until a recovery in the equity marketplace gains traction,”

A recovery could favor smaller-cap stocks

While negativity and pessimism are pervasive in the equity markets, we believe that the economy is steadily improving and at some point the equity markets should follow. We anticipate maintaining a defensive posture until a recovery in the equity marketplace gains traction, but were main optimistic that, once a recovery begins, small- and mid-cap stocks could outperform.

24
PIMCO Funds Annual Report 6.30.02

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/17/92)
PIMCO Target Fund A Shares	–31.02%	–1.75%	6.94%	—	12.36%
PIMCO Target Fund A Shares (adjusted)	–34.81%	–3.59%	5.74%	—	11.70%
PIMCO Target Fund B Shares	–31.56%	–2.37%	6.22%	—	11.70%
PIMCO Target Fund B Shares (adjusted)	–34.99%	–3.14%	5.99%	—	11.70%
PIMCO Target Fund C Shares (adjusted)	–32.25%	–2.35%	6.24%	—	11.57%
S&P Mid-Cap 400 Index	–4.73%	6.67%	12.58%	—	—
Lipper Mid-Cap Growth Fund Average	–25.20%	–5.49%	2.73%	—	—

TOP 10 HOLDINGS	% of Total Investments
Laboratory Corp. of America Holdings	3.0%
The BISYS Group, Inc.	3.0%
AmerisourceBergen Corp.	2.9%
Concord EFS, Inc.	2.6%
THQ, Inc.	2.5%
Royal Caribbean Cruises Ltd.	2.3%
SPX Corp.	2.2%
Apollo Group, Inc. ‘A’	1.9%
Linens ‘n Things, Inc.	1.9%
Affiliated Computer Services, Inc. ‘A’	1.8%
Top Ten Total	24.1%

TOP 5 RELATED INDUSTRIES

Technology	23.8%
Health Care	18.3%
Consumer Discretionary	15.8%
Financial & Business Services	14.5%
Consumer Services	9.2%

PORTFOLIO COMPOSITION

Common Stock	92.2%
Cash Equivalents	6.5%
Convertible Bonds & Notes	1.3%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks to invest in mid-cap companies that create wealth for investors over a long period of time. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately between 40 and 60 holdings.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.

25
6.30.02 PIMCO Funds Annual Report

AN ENHANCED INDEX FUND

PIMCO Tax-Efficient Equity Fund

NUMBER OF SECURITIES
OBJECTIVE:
Maximum after-tax growth of capital

PORTFOLIO:
Broadly diversified portfolio of at least
200 common stocks of companies repre-
sented in the S&P 500 Index with market
capitalizations of more than $5 billion.
IN THE PORTFOLIO: 236 (not including short- term instruments) FUND INCEPTION DATE: 7/10/98	TOTAL NET ASSETS: $32.1 million PORTFOLIO MANAGERS: David Stein Tom Seto

David Stein
Co-Manager

Mr. Stein is Managing Director of PIMCO’s Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.

Tom Seto
Co-Manager

Mr. Seto is a Vice President of PIMCO’s Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Fund performed in line with its benchmark

Within a tumultuous environment for stocks, PIMCO Tax-Efficient Equity Fund (Class A shares) returned –18.08% for the one-year period, tracking the S&P 500 Index’s return of –17.99% and slightly outperforming its Lipper Average, which returned –19.06%.

Technology, consumer services stocks had mixed results

Technology stocks were poor performers early in the period, proving sensitive to the economic slowdown. However, tech stocks proved strong performers toward the end of 2001, as the tech sector staged a huge rally. Likewise, the consumer services sector was hit hard in the third quarter of 2001, as concerns over an economic slowdown only intensified in the wake of the September 11 attacks. However, this sector also rebounded on investor optimism, with entertainment, leisure and lodging stocks up significantly during the fourth quarter.

Fund’s outperformance in second half fueled by strong stock selection

Stock selection was strong in the capital goods, consumer services and retail sectors in the first quarter of 2002. However, stock selection was weak in financial services, where the market-sensitive banks that our model favors underperformed the traditional banks. The Fund continued its outperformance in the second quarter, benefiting from its exposure to the basic materials and energy sectors, which were the best relative performers this quarter. Both of these sectors benefited from a strengthening economy and increasing industrial production.

“We believe that, for a true cyclical recovery to take place, business investment must occur.”

Fund remains well-positioned for a cyclical recovery

Our outlook remains cautiously optimistic. We believe that for a true cyclical recovery to take place, business investment must occur. But businesses are waiting to see if current capacity will be utilized and are finding it especially difficult to commit capital after the over-expansion of the past. As this cyclical recovery unfolds, we believe that our structured growth stock selection model, which stays broadly diversified, should continue to provide the greatest opportunity to capture the long-term market leaders while doing so in a tax-efficient manner.

26
PIMCO Funds Annual Report 6.30.02

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (7/10/98)
PIMCO Tax-Efficient Equity Fund A Shares	–18.08%	–9.93%	—	—	–4.09%
PIMCO Tax-Efficient Equity Fund A Shares (adjusted)	–22.58%	–11.60%	—	—	–5.45%
A Shares after taxes on distribution	–22.58%	–11.60%	—	—	–5.45%
A Shares distributions & sale of fund shares	–13.86%	–9.04%	—	—	–4.28%
PIMCO Tax-Efficient Equity Fund B Shares	–18.69%	–10.61%	—	—	–4.81%
PIMCO Tax-Efficient Equity Fund B Shares (adjusted)	–22.76%	–11.52%	—	—	–5.54%
B Shares after taxes on distribution	–22.76%	–11.52%	—	—	–5.54%
B Shares distributions & sale of fund shares	–13.97%	–8.98%	—	—	–4.36%
PIMCO Tax-Efficient Equity Fund C Shares (adjusted)	–19.51%	–10.61%	—	—	–4.81%
C Shares after taxes on distribution	–19.51%	–10.61%	—	—	–4.81%
C Shares distributions & sale of fund shares	–11.98%	–8.29%	—	—	–3.79%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Large-Cap Core Fund Average	–19.06%	–9.41%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Microsoft Corp.	3.4%
General Electric Co.	3.3%
Citigroup, Inc.	3.0%
Pfizer, Inc.	2.9%
Exxon Mobil Corp.	2.7%
Wal-Mart Stores, Inc.	2.7%
Johnson & Johnson	2.4%
American International Group, Inc.	1.9%
IBM Corp.	1.5%
SBC Communications, Inc.	1.5%
Top Ten Total	25.3%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	23.3%
Technology	15.9%
Healthcare	15.9%
Consumer Staples	8.5%
Consumer Discretionary	8.5%

PORTFOLIO COMPOSITION

Common Stock	100.0%
Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. To achieve the Fund’s objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund’s inception (7/98).

*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

27
6.30.02 PIMCO Funds Annual Report

A VALUE FUND

PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with
market capitalizations of more than $5 billion
and below-average valuations whose bus.
fundamentals are expected to improve.
NUMBER OF SECURITIES IN THE PORTFOLIO: 38 (not including short-term instruments) FUND INCEPTION DATE: 12/30/91	TOTAL NET ASSETS: $834.2 million PORTFOLIO MANAGER: John Schneider

John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

PIMCO Value Fund performed relatively well

Although the Fund posted a loss of –3.72% for Class A shares, it still significantly outperformed the Russell 1000 Value Index and its Lipper Average, which returned –8.95% and –10.21%, respectively.

Fund benefited from exposure to property & casualty insurers

The Fund benefited from it exposure to the property & casualty (P&C) industry in the third and fourth quarters of 2001. The industry’s current earnings were hurt by the terrorist attacks, but investors bid up these stocks in anticipation of rapid earnings growth in 2002 due to increased premiums. In particular, reinsurer Ace Limited posted significant gains.

Pro-cyclical positioning boosted results

The Fund’s exposure to cyclical stocks, such as basic materials and energy, significantly helped its performance in the fourth quarter of 2001 and the first quarter of 2002, as investors discounted a significant economic recovery. In particular, the Fund’s exposure to the steel company Nucor proved beneficial as a result of the bankruptcy of its less cost-effective competitors. Pending the approval of federal tariffs on imported steel, the industry could see profits rise later in 2002. The energy sector also positively contributed to the Fund’s performance. Despite a mild winter that kept oil prices neutral for much of January and February, the escalating crisis in the Middle East drove up oil prices in March 2002, boosting the share price of many energy stocks. Oil companies such as Nabors were standout performers during the period.

“We will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.”

Fund underperformed late in the period

The Fund was hurt in the second quarter of 2002 by its exposure to the telecommunications industry, particularly WorldCom. The company’s stock dropped precipitously on news that its fraudulent accounting had resulted in a significant overstatement of its earnings. The Fund was also hurt by its exposure to cyclical technology stocks, including Micron, which investors shunned as the economy sputtered. The Fund’s performance did benefit from good stock selection in basic materials. In particular, Dow Chemical posted solid gains despite the difficult environment. The Fund also benefited from an underweight in financial services and consumer staples.

Fund remains positioned pro-cyclically

We remain optimistic that the economy will recover in the near term, and, as a result, the fund remains positioned pro-cyclically. As always, we will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.

28
PIMCO Funds Annual Report 6.30.02

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/91)
PIMCO Value Fund A Shares	–3.72%	8.45%	11.16%	14.79%	14.23%
PIMCO Value Fund A Shares (adjusted)	–9.02%	6.42%	9.90%	14.14%	13.62%
PIMCO Value Fund B Shares	–4.41%	7.65%	10.32%	14.11%	13.59%
PIMCO Value Fund B Shares (adjusted)	–8.64%	6.88%	10.08%	14.11%	13.59%
PIMCO Value Fund C Shares (adjusted)	–5.32%	7.63%	10.31%	13.93%	13.38%
Russell 1000 Value Index	–8.95%	–2.92%	6.53%	13.01%	—
Lipper Multi-Cap Value Fund Average	–10.21%	–0.77%	5.86%	11.91%	—

TOP 10 HOLDINGS	% of Total Investments
Liberty Media Corp. ‘A’	6.4%
Micron Technology, Inc.	6.0%
Household International, Inc.	5.6%
Alcan, Inc.	4.9%
Dow Chemical Co.	4.8%
J.P. Morgan Chase & Co.	4.8%
Allstate Corp.	4.6%
AT&T Corp.	4.4%
El Paso Corp.	4.3%
J.C. Penney Co., Inc.	4.1%
Top Ten Total	49.9%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	24.8%
Technology	15.1%
Materials & Processing	9.7%
Energy	8.2%
Consumer Services	6.6%

PORTFOLIO COMPOSITION

Common Stock	87.2%
Cash Equivalents	12.7%
Corporate Bonds	0.1%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identitifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

29
6.30.02 PIMCO Funds Annual Report

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class A, B & C shares began on 1/97 for PIMCO Capital Appreciation, Mid-Cap, Small-Cap Value and Value. For PIMCO Equity Income A, B & C on 10/01, Growth & Income A, B & C on 7/00 and Select Growth A, B & C 3/00. Excluding the 1-, 3-& 5-year returns for PIMCO Capital Appreciation, Mid-Cap, Small-Cap Value and Value Funds, these returns represent the blended performance of the Fund’s A, B & C shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect A, B & C share current sales charges and different operating expenses. Returns for Global Innovation B & C on 3/00, Innovation B on 5/95 and Target B on 5/95 represents the prior performance of Class A shares adjusted to reflect different sales charges and different operating expenses. Returns for Growth A on 10/90 & B on 5/23/95, Opportunity A on 12/90 & B on 3/99, Renaissance A on 2/91 & B on 5/95, represent the prior performance of Class C shares to reflect different sales charges and different operating expenses. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns are for Class C shares. Class C shares have a 1% CDSC, which may apply in the first year of ownership. Returns are for Class C shares. Class The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Growth Index is an unmanaged index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index.

The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO.

An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

30
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments A, B, and C Classes
Asset Allocation Fund
June 30, 2002

	Shares	Value (000s)
PIMCO FUNDS 100.0% (b)
Capital Appreciation	107,818	$1,599
Emerging Markets Bond Fund	16,505	145
Foreign Bond	109,621	1,153
Growth Fund (c)	80,407	1,315
High Yield	267,195	2,287
Mid-Cap	102,361	1,848
Opportunity Fund (c)	183,641	2,329
RCM International Growth Equity	1,211,348	10,103
RCM Large-Cap Growth Fund	125,786	1,377
RCM Mid-Cap Fund	1,033,892	2,078
Renaissance (c)	290,245	5,590
Small-Cap Value	109,112	2,384
StocksPLUS	820,012	7,101
Target Fund (c)	123,360	1,654
Total Return	1,872,410	19,904
Value	219,585	3,050

Total Investments (a) 100.0%		$63,917
(Cost $69,362)

Other Assets and Liabilities (Net) 0.0%		31

Net Assets 100.0%		$63,948

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $70,129 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$1,315

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(7,527)

Unrealized depreciation-net		$(6,212)

(b) Institutional Class shares of each PIMCO Fund.

(c) Non-income producing security.

See accompanying notes

31
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes

Capital Appreciation Fund

June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.6%
Aerospace 5.1%
General Dynamics Corp.	72,100	$7,668
Lockheed Martin Corp.	112,600	7,826
Northrop Grumman Corp. (c)	51,400	6,425
Raytheon Co.	182,200	7,425
United Technologies Corp.	85,100	5,778

		35,122

Building 2.4%
Centex Corp.	152,500	8,813
D.R. Horton, Inc.	296,500	7,718

		16,531

Capital Goods 2.8%
Delphi Automotive Systems	580,100	7,657
General Electric Co.	394,300	11,454

		19,111

Consumer Discretionary 15.2%
AutoZone, Inc. (c)	97,400	7,529
Best Buy Co., Inc. (c)	140,450	5,098
Electronic Arts, Inc. (c)	113,600	7,503
Family Dollar Stores, Inc.	206,600	7,283
General Motors Corp. (b)	133,500	7,136
Harley-Davidson, Inc. (b)	139,000	7,127
Home Depot, Inc.	170,800	6,274
Kohl’s Corp. (c)	87,800	6,153
MGM Grand, Inc. (c)	145,800	4,921
Office Depot, Inc. (c)	376,300	6,322
Target Corp.	212,900	8,112
Wal-Mart Stores, Inc.	283,600	15,601
Williams-Sonoma, Inc. (c)	200,700	6,153
Yum! Brands, Inc. (c)	286,800	8,389

		103,601

Consumer Services 5.5%
Cendant Corp. (b)(c)	412,800	6,555
Darden Restaurants, Inc. (b)	282,000	6,965
Sabre Holdings Corp. ‘A’ (c)	185,500	6,641
Starwood Hotels & Resorts Worldwide, Inc. (b)	209,100	6,877
Tribune Co.	81,100	3,528
Viacom, Inc. (c)	151,300	6,713

		37,279

Consumer Staples 9.0%
Anheuser-Busch Cos., Inc.	172,600	8,630
Fortune Brands, Inc.	107,900	6,042
Gillette Co.	205,700	6,967
Kroger Co. (c)	264,600	5,266
Pepsi Bottling Group, Inc.	113,000	3,480
PepsiCo, Inc.	174,500	8,411
Philip Morris Cos., Inc.	192,000	8,387
Procter & Gamble Co.	94,100	8,403
SYSCO Corp.	202,900	5,523

		61,109

Energy 2.1%
Devon Energy Corp.	145,400	7,165
Exxon Mobil Corp.	175,400	7,177

		14,342

Financial & Business Services 18.7%
American Express Co.	148,000	5,375
American International Group, Inc.	232,960	15,895
BB&T Corp.	197,600	7,627
Bear Stearns Co., Inc.	60,000	3,672
Citigroup, Inc.	369,895	14,333
Fannie Mae	98,200	7,242
Hartford Financial Services Group, Inc.	125,800	7,481
KeyCorp	275,300	7,516
Lehman Brothers Holdings, Inc.	141,700	8,859
MBIA, Inc.	141,500	7,999
Mellon Financial Corp.	174,200	5,475
Moody’s Corp.	113,200	5,632
SLM Corp.	61,600	5,969
St. Paul Companies, Inc.	80,600	3,137
Wachovia Corp.	193,100	7,373
Wells Fargo & Co.	138,200	6,918
XL Capital Ltd. ‘A’	86,200	7,301

		127,804

Healthcare 18.1%
Aetna, Inc. (c)	117,000	$5,613
Allergan, Inc.	110,000	7,343
Amgen, Inc. (c)	158,400	6,634
Andrx Group (c)	209,700	5,656
Barr Laboratories, Inc. (b)(c)	133,600	8,488
Baxter International, Inc.	76,000	3,378
Gilead Sciences, Inc. (c)	112,900	3,712
HCA, Inc.	176,200	8,370
Johnson & Johnson	224,208	11,717
King Pharmaceuticals, Inc. (c)	419,466	9,333
Laboratory Corp. of America Holdings (c)	163,900	7,482
McKesson Corp.	176,900	5,785
Medtronic, Inc.	193,100	8,274
Pfizer, Inc.	208,400	7,294
Tenet Healthcare Corp. (c)	58,800	4,207
UnitedHealth Group, Inc. (c)	75,000	6,866
Wellpoint Health Networks, Inc. (c)	87,000	6,769
Wyeth	132,000	6,758

		123,679

Materials & Processing 2.2%
International Paper Co.	180,600	7,871
Sealed Air Corp. (b)(c)	168,800	6,798

		14,669

Technology 15.2%
Affiliated Computer Services, Inc. ‘A’ (c)	165,300	7,848
Analog Devices, Inc. (c)	188,400	5,596
Applied Materials, Inc. (c)	283,100	5,385
Cisco Systems, Inc. (c)	592,200	8,261
Dell Computer Corp. (c)	135,300	3,537
Honeywell International, Inc.	153,500	5,408
IBM Corp.	100,600	7,243
Intel Corp.	358,500	6,550
International Game Technology (c)	60,500	3,430
Intuit, Inc. (c)	157,400	7,826
Microchip Technology, Inc. (c)	174,200	4,778
Microsoft Corp. (c)	382,000	20,674
Rockwell Automation, Inc.	342,300	6,839
Texas Instruments, Inc.	223,900	5,306
Veritas Software Corp. (b)(c)	258,025	5,106

		103,787

Transportation 0.0%
Delta Air Lines, Inc.	15,700	314

Utilities 1.3%
Dominion Resources, Inc.	129,200	8,553

Total Common Stocks (Cost $692,807)		665,901

See accompanying notes

32
PIMCO Funds Annual Report 6.30.02

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.7%
Repurchase Agreement 5.7%
State Street Bank 1.550% due 07/01/2002	$39,137	$39,137
(Dated 06/28/2002. Collateralized by Fannie Mae 3.125% due 11/07/2003 valued at $39,922. Repurchase proceeds are $39,142.)

Total Short-Term Instruments (Cost $39,137)		39,137

Total Investments (a) 103.3% (Cost $731,944)		$705,038

Other Assets and Liabilities (Net) (3.3%)		(22,426)

Net Assets 100.0%		$682,612

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $735,268 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost		$37,898
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value		(68,128)

Unrealized depreciation-net		$(30,230)

(b) Portion of securities on loan with an aggregate market value of $14,480; cash collateral of $14,729 was received with which the Fund purchased securities.

(c) Non-income producing security.

See accompanying notes

33
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes
Equity Income Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.2%
Aerospace 1.9%
Goodrich Corp. (b)	28,000	$765

Capital Goods 5.9%
Caterpillar, Inc.	15,900	778
Hubbell, Inc. ‘B’	23,200	792
Textron, Inc.	17,000	797

		2,367

Communications 5.1%
Sprint Corp.	49,000	520
Verizon Communications, Inc.	38,600	1,550

		2,070

Consumer Discretionary 5.5%
J.C. Penney Co., Inc. (b)	35,500	782
VF Corp.	36,600	1,435

		2,217

Consumer Staples 14.1%
Brown-Forman Corp. ‘B’ (b)	11,100	766
ConAgra Foods, Inc.	33,300	921
Fortune Brands, Inc.	15,500	868
RJ Reynolds Tobacco Holdings, Inc.	31,000	1,666
SUPERVALU, Inc.	60,500	1,484

		5,705

Energy 12.1%
Amerada Hess Corp.	10,800	891
Conoco, Inc.	30,000	834
KeySpan Corp.	22,500	847
Marathon Oil Corp.	29,800	808
Murphy Oil Corp.	8,400	693
Occidental Petroleum Corp.	27,500	825

		4,898

Financial & Business Services 31.1%
A.G. Edwards, Inc.	21,400	832
Bank of America Corp.	11,600	816
CIGNA Corp.	8,300	809
Deluxe Corp.	36,700	1,427
Duke Realty Corp.	30,000	868
HRPT Properties Trust	86,000	761
J.P. Morgan Chase & Co.	22,900	777
KeyCorp	58,700	1,603
Lincoln National Corp.	36,100	1,516
Union Planters Corp. (b)	47,550	1,539
UnumProvident Corp.	30,800	784
Washington Mutual, Inc.	23,300	865

		12,597

Healthcare 3.7%
Bristol-Myers Squibb Co.	28,600	735
Merck & Co., Inc.	15,400	780

		1,515

Materials & Processing 5.5%
Eastman Kodak Co.	51,200	1,493
Georgia-Pacific Corp.	30,500	750

		2,243

Transportation 2.1%
Burlington Northern Santa Fe Corp.	28,300	849

Utilities 9.2%
American Electric Power Co., Inc.	18,700	748
CMS Energy Corp. (b)	62,000	681
DTE Energy Co. (b)	18,100	808
NICOR, Inc.	16,800	769
Public Service Enterprise Group, Inc.	17,000	736

		3,742

Total Common Stocks (Cost $35,515)		38,968

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 3.9%
Repurchase Agreement 3.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 3.670% due 12/19/2003 valued at $1,616. Repurchase proceeds are $1,580.)	$1,580	$1,580

Total Short-Term Instruments (Cost $1,580)		1,580

Total Investments (a) 100.1% (Cost $37,095)		$40,548

Other Assets and Liabilities (Net) (0.1%)		(52)

Net Assets 100.0%		$40,496

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $37,331 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$5,640
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(2,423)

Unrealized appreciation-net		$3,217

(b) Portion of securities on loan with an aggregate market value of $2,087; cash collateral of $2,123 was received with which the Fund purchased securities.

See accompanying notes

34
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments A, B, and C Classes
Global Innovation Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.5%
Aerospace 1.0%
Lockheed Martin Corp.	5,900	$410
Northrop Grumman Corp. (b)	5,000	625

		1,035

Capital Goods 2.3%
Brooks-PRI Automation, Inc. (b)	90,881	2,323

Communications 3.6%
Nokia Oyj SP - ADR	100,800	1,460
Overture Services, Inc. (b)	51,800	1,294
SK Telecom Co., Ltd. SP - ADR	500	12
TMP Worldwide, Inc. (b)	37,900	815

		3,581

Consumer Discretionary 1.9%
Electronic Arts, Inc. (b)	19,900	1,314
Sony Corp.	11,000	584

		1,898

Consumer Services 1.9%
eBay, Inc. (b)	20,700	1,276
Univision Communications, Inc. ‘A’ (b)	300	9
USA Interactive (b)	23,800	558

		1,843

Financial & Business Services 2.6%
Accenture Ltd. (b)	138,400	2,630

Healthcare 4.6%
Amgen, Inc. (b)	30,700	1,286
Celgene Corp. (b)	26,300	402
Cephalon, Inc. (b)	11,400	515
Genentech, Inc. (b)	30,500	1,022
IDEC Pharmaceuticals Corp. (b)	34,400	1,220
MedImmune, Inc. (b)	7,700	203

		4,648

Technology 73.6%
Activision, Inc. (b)	36,300	1,055
Aeroflex, Inc. (b)	13,300	103
Applied Materials, Inc. (b)	125,200	2,381
ASML Holding N.V. (b)	103,600	1,566
AU Optronics Corp. (b)	51,000	424
BEA Systems, Inc. (b)	213,828	2,012
Brocade Communications Systems, Inc. (b)	82,700	1,446
Business Objects SA SP - ADR (b)	7,300	205
Cisco Systems, Inc. (b)	258,700	3,609
Emulex Corp. (b)	28,800	648
Fairchild Semiconductor International, Inc. ‘A’ (b)	4,400	107
Genesis Microchip, Inc. (b)	83,485	673
ILOG S.A. (b)	2,500	14
Infosys Technologies Ltd. SP - ADR	14,000	717
Integrated Circuit Systems, Inc. (b)	44,300	894
Intel Corp.	171,000	3,124
Intersil Corp. (b)	100,800	2,155
J.D. Edwards & Co. (b)	85,309	1,037
KLA-Tencor Corp. (b)	48,400	2,129
LG Electronics, Inc. (b)	76,640	3,058
Manugistics Group, Inc. (b)	174,700	1,067
Marvell Technology Group Ltd. (b)	99,700	1,983
Maxim Integrated Products, Inc. (b)	42,600	1,633
Micron Technology, Inc. (b)	145,600	2,944
Microsoft Corp. (b)	64,500	3,491
Netscreen Technologies, Inc. (b)	31,900	293
Network Appliance, Inc. (b)	193,000	2,395
Nvidia Corp. (b)	14,700	253
Openwave Systems, Inc. (b)	184,000	1,032
Oracle Corp. (b)	364,500	3,452
Orbotech Ltd. (b)	12,900	293
Photon Dynamics, Inc. (b)	10,959	329
Power Integrations, Inc. (b)	25,400	455
QLogic Corp. (b)	19,300	735
QUALCOMM, Inc. (b)	100,700	2,768
Rational Software Corp. (b)	147,294	1,209
Samsung Electronics Co. Ltd.	10,900	2,981
SAP AG	49,900	1,212
Siebel Systems, Inc. (b)	65,500	931
STMicroelectronics NV	53,300	1,297
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (b)	230,670	2,999
Teradyne, Inc. (b)	97,200	2,284
Texas Instruments, Inc.	110,600	2,621
Tibco Software, Inc. (b)	167,100	929
Ticketmaster (b)	39,700	743
United Microelectronics Corp. SP - ADR (b)	442,100	3,249
Veritas Software Corp. (b)	84,800	1,678
Xilinx, Inc. (b)	56,800	1,274

		73,887

Total Common Stocks (Cost $109,970)		91,845

SHORT-TERM INSTRUMENTS 11.8%
	Principal Amount (000s)
Repurchase Agreement 11.8%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 3.350% due 10/09/2003 valued at $12,147. Repurchase proceeds are $11,907.)	$11,905	11,905

Total Short-Term Instruments (Cost $11,905)		11,905

Total Investments (a) 103.3% (Cost $121,875)		$103,750

Other Assets and Liabilities (Net) (3.3%)		(3,352)

Net Assets 100.0%		$100,398

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $125,349 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$4,125
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(25,724)

Unrealized depreciation-net		$(21,599)

(b) Non-income producing security.

See accompanying notes

35
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes
Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.6%
Aerospace 6.9%
General Dynamics Corp.	250,000	$26,587
Lockheed Martin Corp.	750,000	52,125

		78,712

Capital Goods 7.0%
3M Co.	250,000	30,750
General Electric Co.	500,000	14,525
Illinois Tool Works, Inc.	500,000	34,150

		79,425

Consumer Discretionary 14.1%
Clear Channel Communications, Inc. (c)	300,000	9,606
Home Depot, Inc.	500,000	18,365
Kohl’s Corp. (c)	500,000	35,040
Nike, Inc.	500,000	26,825
Target Corp.	750,000	28,575
Wal-Mart Stores, Inc.	750,000	41,257

		159,668

Consumer Services 5.0%
Starwood Hotels & Resorts Worldwide, Inc.	350,000	11,512
USA Interactive (b)(c)	500,000	11,725
Viacom, Inc. (c)	750,000	33,278

		56,515

Consumer Staples 8.3%
Coca-Cola Co.	250,000	14,000
Kraft Foods, Inc.	500,000	20,475
PepsiCo, Inc.	500,000	24,100
Philip Morris Cos., Inc.	500,000	21,840
Procter & Gamble Co.	150,000	13,395

		93,810

Financial & Business Services 24.5%
American Express Co.	750,000	27,240
American International Group, Inc.	500,000	34,115
Bank of America Corp.	500,000	35,180
Citigroup, Inc.	750,000	29,063
Concord EFS, Inc. (b)(c)	1,000,000	30,140
Fifth Third Bancorp	500,000	33,325
First Data Corp.	1,500,000	55,800
Morgan Stanley, Dean Witter & Co.	500,000	21,540
Omnicom Group, Inc. (b)	250,000	11,450

		277,853

Healthcare 17.6%
Baxter International, Inc.	500,000	22,225
Cardinal Health, Inc.	500,000	30,705
Johnson & Johnson (b)	750,000	39,195
Pfizer, Inc.	750,000	26,250
Tenet Healthcare Corp. (c)	500,000	35,775
UnitedHealth Group, Inc. (b)(c)	500,000	45,775

		199,925

Technology 13.2%
Cisco Systems, Inc. (c)	2,000,000	27,900
Dell Computer Corp. (c)	1,000,000	26,140
Intel Corp.	1,000,000	18,270
Microsoft Corp. (c)	750,000	40,590
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (c)	1,500,000	19,500
Texas Instruments, Inc.	750,000	17,775

		150,175

Total Common Stocks (Cost $1,039,783)		1,096,083

	Principal Amount (000’s)

CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (d)	$359	$0

Total Convertible Bonds & Notes (Cost $358)		0

Total Investments (a) 96.6%
(Cost $1,040,141)		$1,096,083

Other Assets and Liabilities (Net) 3.4%		38,615

Net Assets 100.0%		$1,134,698

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,049,454 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$124,594
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(77,965)

Unrealized appreciation-net		$46,629

(b) Portion of securities on loan with an aggregate market value of $18,856; cash  collateral of $19,353 was received with which the Fund purchased securities.

(c) Non-income producing security.

(d) Security is in default.

See accompanying notes

36
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments A, B, and C Classes
Growth & Income Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.3%
Aerospace 6.6%
General Dynamics Corp.	15,000	$1,595
Lockheed Martin Corp.	50,000	3,475

		5,070

Capital Goods 4.3%
3M Co.	15,000	1,845
General Electric Co.	50,000	1,452

		3,297

Communications 1.3%
Verizon Communications, Inc.	25,000	1,004

Consumer Discretionary 6.7%
General Motors Corp.	25,000	1,336
Target Corp.	50,000	1,905
Wal-Mart Stores, Inc.	35,000	1,925

		5,166

Consumer Staples 7.7%
Kraft Foods, Inc.	50,000	2,047
PepsiCo, Inc.	35,000	1,687
Philip Morris Cos., Inc.	50,000	2,184

		5,918

Energy 8.1%
ChevronTexaco Corp.	25,000	2,212
Exxon Mobil Corp.	50,000	2,046
Kinder Morgan Management LLC (b)	62,530	1,907

		6,165

Financial & Business Services 32.7%
American Express Co.	50,000	1,816
American International Group, Inc.	25,000	1,706
Bank of America Corp.	35,000	2,463
Boston Properties, Inc.	50,000	1,998
Citigroup, Inc.	50,000	1,938
Concord EFS, Inc. (b)	75,000	2,261
Equity Office Properties Trust	65,000	1,957
Fifth Third Bancorp	25,000	1,666
First Data Corp.	65,000	2,418
Freddie Mac	25,000	1,530
Vornado Realty Trust	50,000	2,310
Washington Mutual, Inc.	35,000	1,299
XL Capital Ltd. ‘A’	20,000	1,694

		25,056

Healthcare 7.7%
Johnson & Johnson	35,000	1,829
Tenet Healthcare Corp. (b)	25,000	1,789
UnitedHealth Group, Inc. (b)	25,000	2,289

		5,907

Materials & Processing 8.7%
E.I. du Pont de Nemours & Co.	50,000	2,220
International Paper Co.	50,000	2,179
Newmont Mining Corp.	85,000	2,238

		6,637

Technology 2.5%
Microsoft Corp. (b)	35,000	1,894

Utilities 2.0%
Duke Energy Corp.	50,000	1,555

Total Common Stocks (Cost $67,600)		67,669

	Principal Amount (000s)
CONVERTIBLE BONDS & NOTES 9.4%
Industrials 9.4%
Cendant Corp. 3.875% due 11/27/2011	$1,500	$1,479
Coltec Capital Trust 5.250% due 04/15/2028	40	1,470
Ford Motor Co. Capital Trust II 6.500% due 01/15/2007	25	1,406
General Motors Corp. 5.250% due 03/06/2009	50	1,314
Lifepoint Hospitals Holdings 4.500% due 06/01/2009	1,500	1,560

Total Convertible Bonds & Notes (Cost $7,315)		7,229

SHORT-TERM INSTRUMENTS 2.5%
Repurchase Agreement 2.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 3.670% due 12/19/2003 valued at $1,914. Repurchase proceeds are $1,873.)	1,873	1,873

Total Short-Term Instruments (Cost $1,873)		1,873

Total Investments (a) 100.2% (Cost $76,788)		$76,771

Other Assets and Liabilities (Net) (0.2%)		(127)

Net Assets 100.0%		$76,644

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $76,828 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$4,221
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(4,278)

Unrealized depreciation-net		$(57)

(b)  Non-income producing security.

See accompanying notes

37
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes
Mid-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.1%
Aerospace 1.8%
Raytheon Co.	243,600	$9,927
The Titan Corp. (b)(c)	347,200	6,350

		16,277

Building 2.5%
D.R. Horton, Inc. (b)	427,799	11,136
Lennar Corp. (b)	184,183	11,272

		22,408

Capital Goods 4.9%
Dana Corp. (b)	488,800	9,057
Danaher Corp.	135,300	8,977
Eaton Corp.	115,200	8,381
Lear Corp. (c)	202,500	9,366
SPX Corp. (b)	69,000	8,108

		43,889

Communications 1.9%
Cox Radio, Inc. (c)	348,366	8,396
Westwood One, Inc. (c)	258,274	8,632

		17,028

Consumer Discretionary 17.8%
Abercrombie & Fitch Co. ‘A’ (c)	154,900	3,736
AutoZone, Inc. (b)(c)	127,900	9,887
Bed, Bath & Beyond, Inc. (c)	280,500	10,586
Best Buy Co., Inc. (b)(c)	103,500	3,757
Black & Decker Corp.	200,400	9,659
Blockbuster, Inc. ‘A’	327,757	8,817
Coach, Inc. (c)	177,138	9,725
Constellation Brands, Inc. ‘A’ (b)(c)	357,600	11,443
Electronic Arts, Inc. (b)(c)	149,400	9,868
Family Dollar Stores, Inc.	274,500	9,676
Foot Locker, Inc. (b)	604,241	8,731
Mandalay Resort Group (c)	278,200	7,670
Mohawk Industries, Inc. (b)(c)	170,450	10,488
Nordstrom, Inc. (b)	220,600	4,997
Office Depot, Inc. (c)	512,800	8,615
Ross Stores, Inc.	274,200	11,174
Williams-Sonoma, Inc. (b)(c)	298,800	9,161
Yum! Brands, Inc. (c)	373,624	10,929

		158,919

Consumer Services 8.1%
Accredo Health, Inc. (c)	182,400	8,416
Apollo Group, Inc. ‘A’ (c)	309,899	12,213
Darden Restaurants, Inc.	350,950	8,668
Harrah’s Entertainment, Inc. (c)	197,700	8,768
Hilton Hotels Corp. (b)	608,700	8,461
Sabre Holdings Corp. ‘A’ (c)	229,800	8,227
The E.W. Scripps Co.	134,903	10,388
Univision Communications, Inc. ‘A’ (b)(c)	234,200	7,354

		72,495

Consumer Staples 3.4%
McCormick & Co.	375,900	9,679
Pactiv Corp.	489,310	11,646
Pepsi Bottling Group, Inc.	297,000	9,148

		30,473

Energy 6.7%
Devon Energy Corp.	178,600	8,801
ENSCO International, Inc.	318,400	8,680
Murphy Oil Corp.	124,300	10,255
Noble Corp. (c)	236,399	9,125
Ocean Energy, Inc.	553,121	11,986
Pioneer Natural Resources Co.	405,400	10,561

		59,408

Financial & Business Services 17.1%
Ambac Financial Group, Inc.	162,400	10,913
Arthur J. Gallagher & Co.	276,100	9,567
Associates Corp. of North America	147,289	5,554
Bear Stearns Co., Inc.	76,700	4,694
CarrAmerica Realty Corp.	306,288	9,449
Commerce Bancorp, Inc. N.J. (b)	113,378	5,011
Federated Investors, Inc.	301,400	10,419
General Growth Properties, Inc. (b)	230,900	11,776
GreenPoint Financial Corp.	250,700	12,309
HCC Insurance Holdings, Inc. (b)	420,600	11,083
Hudson City Bancorp, Inc.	301,000	5,990
Legg Mason, Inc. (b)	222,913	10,999
Moody’s Corp.	183,300	9,119
North Fork Bancorporation, Inc.	139,344	5,547
Old Republic International Corp.	349,400	11,006
SLM Corp.	98,500	9,545
SouthTrust Corp.	190,200	4,968
St. Paul Companies, Inc.	106,070	4,128

		152,077

Healthcare 13.8%
Aetna, Inc.	150,700	7,229
Andrx Group (c)	269,046	7,256
Barr Laboratories, Inc. (b)(c)	176,900	11,238
Cephalon, Inc. (b)(c)	175,207	7,919
Community Health System, Inc. (c)	389,800	10,447
Gilead Sciences, Inc. (b)(c)	144,800	4,761
King Pharmaceuticals, Inc. (c)	538,366	11,979
Laboratory Corp. of America Holdings (b)(c)	215,350	9,831
McKesson Corp. (b)	132,700	4,339
MedImmune, Inc. (c)	230,455	6,084
Omnicare, Inc.	442,000	11,607
Oxford Health Plans, Inc. (c)	214,900	9,984
St. Jude Medical, Inc. (c)	153,100	11,306
Wellpoint Health Networks, Inc. (c)	112,100	8,723

		122,703

Materials & Processing 3.0%
AK Steel Holding Corp.	687,600	8,808
Sealed Air Corp. (b)(c)	211,211	8,505
Smurfit-Stone Container Corp. (b)(c)	599,100	9,238

		26,551

Technology 11.7%
Affiliated Computer Services, Inc. ‘A’ (b)(c)	210,918	10,014
Altera Corp. (c)	280,000	3,808
Brocade Communications Systems, Inc. (b)(c)	266,703	4,662
Diebold, Inc.	260,100	9,686
Emulex Corp. (b)(c)	140,300	3,158
International Game Technology (c)	77,933	4,419
International Rectifier Corp. (c)	223,500	6,515
Intuit, Inc. (c)	201,900	10,038
L-3 Communications Holdings, Inc. (b)(c)	192,000	10,368
Microchip Technology, Inc. (c)	228,100	6,257
National Semiconductor Corp. (c)	300,400	8,763
Network Associates, Inc. (b)(c)	431,100	8,307
SunGard Data Systems, Inc. (c)	362,200	9,591
Synopsys, Inc. (c)	81,200	4,451
Teradyne, Inc. (c)	171,800	4,037

		104,074

Utilities 3.4%
ALLETE, Inc.	340,309	9,222
Entergy Corp.	230,100	9,765
Progress Energy, Inc.	216,088	11,239

		30,226
Total Common Stocks (Cost $825,489)		856,528

See accompanying notes

38
PIMCO Funds Annual Report 6.30.02

	Principal Amounts (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 5.6%
Repurchase Agreement 5.6%
State Street Bank 1.550% due 07/01/2002	$49,505	$49,505
(Dated 06/28/2002. Collateralized by Federal Home Loan Bank 0.000% due 11/14/2003 valued at $50,499. Repurchase proceeds are $49,511)

Total Short-Term Instruments (Cost $49,505)		49,505

Total Investments (a) 101.7% (Cost $874,994)		$906,033

Other Assets and Liabilities (Net) (1.7%)		(14,814)

Net Assets 100.0%		$891,219

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $877,400 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$94,788
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(66,155)

Unrealized appreciation-net		$28,633

(b) Portion of securities on loan with an aggregate market value of $44,454; cash collateral of $45,277 was received with which the Fund purchased securities.

(c) Non-income producing security.

See accompanying notes

39
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes
Opportunity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.8%
Aerospace 2.0%
BE Aerospace, Inc. (b)	296,400	$3,907
Veridian Corp. (b)	119,580	2,714

		6,621

Building 1.2%
Restoration Hardware, Inc. (c)	437,300	3,870

Capital Goods 2.5%
Flowserve Corp. (c)	81,000	2,414
Regal-Beloit Corp.	89,300	2,171
Roper Industries, Inc. (c)	40,800	1,522
Terex Corp. (c)	91,300	2,053

		8,160

Communications 4.3%
Cumulus Media, Inc. - Class A (b)	160,800	2,216
Mediacom Communications Corp. (c)	372,000	2,898
Overture Services, Inc. (b)	295,500	7,382
Radio One, Inc. (c)	101,700	1,512

		14,008

Consumer Discretionary 19.9%
CEC Entertainment, Inc. (c)	98,946	4,086
Charlotte Russe Holding, Inc. (b)	138,210	3,086
CSK Auto Corp.	150,800	2,102
Duane Reade, Inc. (c)	200,300	6,820
Genesco, Inc. (c)	305,630	7,442
Herman Miller, Inc.	136,500	2,771
Linens ’n Things, Inc. (c)	186,105	6,106
MSC Industrial Direct Co.	162,300	3,165
Pacific Sunwear of California (c)	145,800	3,232
Petsmart, Inc.	253,700	4,069
Racing Champions Corp. (b)	179,882	3,322
RARE Hospitality International, Inc. (b)	198,700	5,349
Reebok International Ltd. (c)	141,262	4,167
Station Casinos, Inc. (c)	219,100	3,911
Take Two Interactive Software (b)	229,600	4,727

		64,355

Consumer Services 12.7%
Alloy, Inc. (c)	251,700	3,635
Corinthian Colleges, Inc. (b)(c)	114,100	3,867
Corporate Executive Board Co. (c)	161,300	5,524
Forrester Research, Inc. (c)	250,200	4,854
Heidrick & Struggles, Inc. (c)	124,423	2,485
Lin Television Corp.	65,793	1,779
Macrovision Corp. (b)	340,088	4,459
Medical Staffing Network Holdings, Inc. (c)	81,100	1,987
MPS Group, Inc.	491,300	4,176
MTR Gaming Group, Inc. (c)	194,900	3,255
Regal Entertainment Group (b)	106,300	2,479
United Rental, Inc. (c)	117,100	2,553

		41,053

Consumer Staples 0.9%
Fleming Cos., Inc. (c)	155,200	2,817

Energy 9.1%
Chesapeake Energy Corp. (c)	737,200	5,308
Grant Prideco, Inc. (c)	284,800	3,873
Key Energy Group, Inc. (b)	459,100	4,821
Petroquest Energy, Inc. (c)	494,600	2,755
Pioneer Natural Resources Co.	155,800	4,059
Veritas DGC, Inc. (c)	352,100	4,436
XTO Energy, Inc.	200,000	4,120

		29,372

Environmental Services 1.0%
Waste Connections, Inc. (c)	108,900	3,402

Financial & Business Services 7.8%
Affiliated Managers Group, Inc. (c)	58,000	3,567
AmeriCredit Corp. (c)	161,700	4,536
Caminus Corp. (b)	126,338	737
Cullen/Frost Bankers, Inc.	72,600	2,610
E*Trade Group, Inc. (c)	522,200	2,851
East West Bancorp, Inc.	84,300	2,910
Southwest Bancorp of Texas, Inc. (c)	67,459	2,443
Steiner Leisure Ltd. (c)	252,800	3,666
Wintrust Financial Corp.	52,300	1,808

		25,128

Healthcare 11.8%
Affymetrix, Inc. (c)	117,600	2,821
AMN Healthcare Services, Inc. (c)	84,200	2,948
Centene Corp.	111,900	3,467
Discovery Laboratories, Inc. (b)	381,538	668
Discovery Laboratories, Inc. - Warrants (b)	92,308	0
Enzon, Inc. (c)	108,100	2,660
Health Net, Inc. (c)	110,744	2,965
Neurocrine Biosciences, Inc. (c)	103,300	2,959
Odyssey Healthcare, Inc. (c)	90,300	3,251
Pharmaceutical Product Development, Inc. (b)	33,200	874
Priority Healthcare Corp.	106,200	2,496
SICOR, Inc. (c)	150,300	2,787
Therasense, Inc. (c)	90,900	1,676
Transkaryotic Therapies, Inc. (c)	47,300	1,705
Triad Hospitals, Inc. (c)	87,900	3,725
Universal Health Services, Inc. ‘B’ (b)	64,900	3,180

		38,182

Technology 18.6%
Actuate Corp. (c)	586,600	2,640
Advanced Energy Industries (c)	101,100	2,242
Aeroflex, Inc. (b)	332,624	2,312
Answerthink, Inc.	382,100	1,448
ASE Test Ltd. (c)	257,800	2,501
Caci International, Inc. (c)	135,100	5,159
Digital Insight Corp. (c)	216,700	3,565
Documentum, Inc. (b)	269,900	3,239
Fairchild Semiconductor International, Inc. ‘A’ (b)	144,500	3,511
Getty Images, Inc. (c)	112,914	2,458
Harmonic Lightwaves, Inc. (c)	377,683	1,382
HPL Technologies, Inc. (c)	172,500	2,598
J.D. Edwards & Co. (c)	278,100	3,379
Manhattan Associates, Inc. (c)	138,592	4,457
Microtune, Inc. (c)	306,300	2,729
MKS Instruments, Inc. (b)	53,900	1,126
PayPal, Inc.	70,400	1,422
RF Micro Devices, Inc. (c)	305,000	2,324
THQ, Inc. (c)	177,199	5,284
Varian Semiconductor Equipment (b)(c)	90,100	3,057
Websense, Inc. (b)	140,780	3,600

		60,433

Transportation 6.0%
Atlantic Coast Airlines Holdings (b)	202,400	4,392
Frontier Airlines, Inc. (c)	152,370	1,239
Hunt (JB) Transprt Services, Inc.	131,500	3,882
Knight Transportation, Inc. (b)	211,400	4,902
Skywest, Inc. (c)	211,400	4,945

		19,360

Total Common Stocks (Cost $302,729)		316,761

See accompanying notes

40
PIMCO Funds Annual Report 6.30.02

	Principal Amounts (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 1.6%

Repurchase Agreement 1.6%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 6.625% due 08/15/2002 valued at $5,421. Repurchase proceeds are $5,313.)	$5,312	$5,312

Total Short-Term Instruments (Cost $5,312)		5,312

Total Investments (a) 99.4% (Cost $308,041)		$322,073

Other Assets and Liabilities (Net) 0.6%		1,942

Net Assets 100.0%		$324,015

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $313,365 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$40,430

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(31,722)

Unrealized appreciation-net		$8,708

(b) Non-income producing security.

(c) Portion of securities on loan with an aggregate market value of $70,032; cash collateral of $71,804 was received with which the Fund purchased securities.

See accompanying notes

41
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes
Select Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.3%
Aerospace 12.4%
General Dynamics Corp.	15,000	$1,595
Lockheed Martin Corp.	50,000	3,475

		5,070

Consumer Discretionary 14.7%
Nike, Inc.	25,000	1,341
Target Corp.	50,000	1,905
Wal-Mart Stores, Inc.	50,000	2,750

		5,996

Consumer Services 9.4%
Starwood Hotels & Resorts Worldwide, Inc.	50,000	1,644
Viacom, Inc. (b)	50,000	2,219

		3,863

Financial & Business Services 28.6%
American International Group, Inc.	25,000	1,706
Bank of America Corp.	35,000	2,463
Citigroup, Inc.	50,000	1,938
Concord EFS, Inc. (b)	100,000	3,014
First Data Corp.	70,000	2,604

		11,725

Healthcare 11.3%
Tenet Healthcare Corp. (b)	20,000	1,431
UnitedHealth Group, Inc. (b)	35,000	3,204

		4,635

Technology 14.9%
Cisco Systems, Inc. (b)	150,000	2,093
Microsoft Corp. (b)	50,000	2,706
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (b)	100,000	1,300

		6,099

Total Common Stocks (Cost $ 38,950)		37,388

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 8.9%

Repurchase Agreement 8.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 6.105% due 05/15/2003 valued at $3,699. Repurchase proceeds are $3,624.)	$3,624	3,624
Total Short-Term Instruments (Cost $ 3,624)		3,624

Total Investments(a) 100.2% (Cost $ 42,574)		$41,012

Other Assets and Liabilities (Net) (0.2%)		(78)

Net Assets 100.0%		$40,934

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $42,956 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$1,877
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(3,821)

Unrealized depreciation-net		$(1,944)

(b) Non-income producing security.

See accompanying notes

42
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments A, B, and C Classes
Small-Cap Value Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.5%
Aerospace 0.9%
Kaman Corp. ‘A’	460,000	$7,710

Building 1.7%
Butler Manufacturing Co.	185,200	5,084
Hughes Supply, Inc.	200,000	8,980

		14,064

Capital Goods 9.7%
Acuity Brands, Inc.	482,000	8,772
ArvinMeritor, Inc.	314,000	7,536
Barnes Group, Inc.	347,000	7,946
Gatx Capital Corp. (b)	243,300	7,323
GenCorp, Inc. (b)	519,000	7,422
Harsco Corp.	205,000	7,687
Milacron, Inc.	180,400	1,831
Precision Castparts Corp. (b)	240,000	7,920
Regal-Beloit Corp.	340,000	8,265
Tecumseh Products Co. ‘A’ (b)	160,000	8,493
York International Corp.	225,000	7,603

		80,798

Consumer Discretionary 12.2%
Arctic Cat, Inc. (b)	449,000	7,808
Banta Corp.	207,500	7,449
Brown Shoe Co., Inc. (b)	300,000	8,430
Burlington Coat Factory Warehouse Corp.	352,000	7,480
Claire’s Stores, Inc.	363,000	8,313
Ennis Business Forms, Inc.	589,000	7,686
Kellwood Co. (b)	255,000	8,287
Kimball International, Inc. ‘B’	476,000	7,802
Lancaster Colony Corp.	209,000	7,453
Russ Berrie & Co., Inc.	219,000	7,753
Russell Corp.	397,000	7,642
Sturm Ruger & Co., Inc.	583,000	8,249
Tupperware Corp.	358,000	7,443

		101,795

Consumer Services 2.8%
Bob Evans Farms, Inc.	242,000	7,618
Chemed Corp.	202,000	7,613
Hollinger International, Inc. (b)	640,000	7,680

		22,911

Consumer Staples 4.9%
Casey’s General Stores, Inc.	379,500	4,569
Corn Products International, Inc.	233,000	7,251
Fresh Del Monte Produce, Inc. (b)	322,000	8,050
Sensient Technologies Corp. (b)	322,000	7,329
Universal Corp.	200,000	7,340
Vector Group, Ltd. (b)	340,000	5,984

		40,523

Energy 8.9%
Berry Petroleum Co. ‘A’	431,200	7,266
Cabot Oil & Gas Corp. ‘A’ (b)	339,000	7,746
Helmerich & Payne, Inc.	205,000	7,323
Northwest Natural Gas Co. (b)	244,000	7,015
Patina Oil & Gas Corp.	277,500	7,612
St. Mary Land & Exploration Co. (b)	320,000	7,657
UGI Corp.	238,000	7,602
Vintage Petroleum, Inc. (b)	429,200	5,107
World Fuel Services Corp.	361,000	8,808
XTO Energy, Inc.	382,000	7,869

		74,005

Financial & Business Services 22.0%
AmerUs Group Co. (b)	206,000	7,643
BancorpSouth, Inc. (b)	369,000	7,454
CBL & Associates Properties, Inc.	204,000	8,262
CNA Surety Corp.	513,000	7,464
Commercial Federal Corp.	270,000	7,830
Delphi Financial Group, Inc.‘A’	183,000	7,933
First Industrial Realty Trust, Inc.	225,000	7,391
Health Care Property Investors, Inc. (b)	171,000	7,336
Healthcare Realty Trust, Inc.	238,000	7,616
Hudson United Bancorp	253,000	7,226
LandAmerica Financial Group, Inc.	249,000	7,843
McGrath Rentcorp	293,000	7,595
New Plan Excel Realty Trust, Inc. (b)	365,000	7,603
Old National Bancorp	280,300	7,134
Prentiss Properties Trust (b)	239,000	7,588
Presidential Life Corp.	370,000	7,500
Seacoast Financial Services Corp.	320,000	8,022
Shurgard Storage Centers, Inc. ‘A’	210,000	7,287
Susquehanna Bancshares, Inc.	336,000	7,631
SWS Group, Inc. (b)	385,000	7,554
UMB Financial Corp.	170,000	7,968
United Dominion Realty Trust	455,000	7,166
Wallace Computer Services, Inc.	378,000	8,127
Washington Federal, Inc.	289,000	7,300

		182,473

Healthcare 4.6%
Arrow International, Inc.	195,000	7,615
Cooper Cos., Inc. (b)	160,000	7,536
Dentsply International, Inc.	197,000	7,271
Invacare Corp. (b)	216,000	7,992
Owens & Minor, Inc. (b)	390,000	7,706

		38,120

Materials & Processing 10.4%
Albemarle Corp.	77,400	2,380
CLARCOR, Inc.	250,000	7,913
Commercial Metals Co.	165,000	7,745
Florida Rock Industries, Inc.	205,000	7,341
Fording, Inc.	385,500	7,328
Goldcorp, Inc. (b)	800,000	7,960
Lincoln Electric Holdings, Inc.	275,000	7,398
Lubrizol Corp.	223,000	7,471
Massey Energy Co. (b)	520,000	6,604
Rock-Tenn Co. ‘A’	467,000	8,569
Universal Forest Products, Inc. (b)	325,500	7,623
Wellman, Inc.	470,000	7,873

		86,205

Technology 0.0%
Wabtec Corp.	10,800	154

Transportation 2.7%
Alexander & Baldwin, Inc.	278,000	7,097
Teekay Shipping Corp. (b)	202,000	7,456
USFreightways Corp.	205,000	7,763

		22,316

Utilities 10.7%
Atmos Energy Corp.	322,000	7,548
CH Energy Group, Inc. (b)	150,000	7,388
Conectiv, Inc.	290,400	7,495
Energen Corp.	285,000	7,838
Hawaiian Electric Industries, Inc.	169,000	7,191
National Fuel Gas Co.	320,000	7,203
OGE Energy Corp. (b)	323,000	7,384
Peoples Energy Corp. (b)	195,000	7,110
PNM Resources, Inc.	306,000	7,405
RGS Energy Group, Inc.	180,000	7,056
Vectren Corp. (b)	310,000	7,781
WGL Holdings, Inc.	290,000	7,511

		88,910

Total Common Stocks (Cost $665,337)		759,984

SHORT-TERM INSTRUMENTS 8.5%
	Principal Amount (000s)
Repurchase Agreement 8.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 4.450% due 07/30/2003 valued at $21,012 and Fannie Mae 5.125% due 01/13/2003 valued at $51,004. Repurchase proceeds are $70,608.)	$70,599	70,599

Total Short-Term Instruments (Cost $70,599)		70,599

See accompanying notes

43
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes (Cont.)

Small-Cap Value Fund

June 30, 2002

Value (000s)
Total Investments(a) 100.0%
(Cost $735,936)	$830,583

Other Assets and Liabilities (Net) (0.0%)	(223)

Net Assets 100.0%	$830,360

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $737,011 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$107,195

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(13,623)

Unrealized appreciation-net	$93,572

(b) Portion of securities on loan with an aggregate market value of $40,461; cash  collateral of $41,962 was received with which the Fund purchased securities.

See accompanying notes

44
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments A, B, and C Classes
Target Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 90.3%
Aerospace 1.3%
Rockwell Collins, Inc.	500,000	$13,710

Capital Goods 3.2%
SPX Corp. (b)	200,000	23,500
Weatherford International, Inc. (d)	250,000	10,800

		34,300

Communications 0.9%
Radio One, Inc. (d)	650,000	9,665

Consumer Discretionary 15.5%
Abercrombie & Fitch Co. ‘A’ (b)	700,000	16,884
Best Buy Co., Inc. (b)	402,500	14,611
CDW Computer Centers, Inc. (b)	250,000	11,702
Coach, Inc. (b)	200,000	10,980
Electronic Arts, Inc. (b)	200,000	13,210
Harley-Davidson, Inc.	250,000	12,817
Harman International Industries, Inc.	250,000	12,312
Insight Enterprises, Inc. (b)	600,000	15,114
Linens ‘n Things, Inc. (d)	597,300	19,597
Polaris Industries, Inc.	150,000	9,750
The Stanley Works	300,000	12,303
TJX Companies., Inc.	900,000	17,649

		166,929

Consumer Services 9.0%
Apollo Group, Inc. ‘A’ (b)	500,000	19,705
Brinker International, Inc. (b)	100,000	3,175
Darden Restaurants, Inc.	500,000	12,350
Royal Caribbean Cruises Ltd. (d)	1,250,000	24,375
Starwood Hotels & Resorts Worldwide, Inc.	300,000	9,867
USA Interactive (b)	750,000	17,587
Weight Watchers International, Inc. (b)	225,000	9,774

		96,833

Energy 3.8%
Diamond Offshore Drilling, Inc.	350,000	9,975
Global Industries Ltd. (b)	250,000	1,747
GlobalSantaFe Corp.	350,000	9,572
Nabors Industries Ltd. (b)	250,000	8,825
Transocean Sedco Forex, Inc.	350,000	10,903

		41,022

Financial & Business Services 14.2%
Accenture Ltd. (d)	800,000	15,200
Affiliated Managers Group, Inc. (d)	220,000	13,530
Certegy, Inc. (b)	425,000	15,772
Concord EFS, Inc. (b)	900,000	27,126
Countrywide Credit Industries, Inc.	225,000	10,856
E*Trade Group, Inc. (b)	1,000,000	5,460
KPMG Consulting, Inc. (b)	1,000,000	14,860
SEI Investments Co.	475,000	13,381
SLM Corp.	185,000	17,927
Willis Group Holdings Ltd. (b)	575,600	18,943

		153,055

Healthcare 17.9%
Affymetrix, Inc. (d)	400,000	9,596
AmerisourceBergen Corp.	400,000	30,400
Boston Scientific Corp. (b)	425,000	12,461
Cephalon, Inc. (d)	75,000	3,390
Enzon, Inc. (d)	400,000	9,844
IDEC Pharmaceuticals Corp. (d)	375,000	13,294
King Pharmaceuticals, Inc. (b)	600,000	13,350
Laboratory Corp. of America Holdings (b)	700,000	31,955
Medicis Pharmaceutical ‘A’ (d)	300,000	12,828
St. Jude Medical, Inc. (b)	250,000	18,463
Varian Medical Systems, Inc. (b)	300,000	12,165
Waters Corp. (b)	300,000	8,010
Wellpoint Health Networks, Inc. (b)	225,000	17,507

		193,263

Materials & Processing 1.2%
Alcan, Inc.	350,000	13,132

Technology 23.3%
Affiliated Computer Services, Inc. ‘A’ (b)	400,000	18,992
Cerner Corp. (b)(d)	275,000	13,153
Cymer, Inc. (d)	300,000	10,512
Emulex Corp. (d)	300,000	6,753
Extreme Networks, Inc. (d)	925,000	9,037
Fairchild Semiconductor International, Inc. ‘A’ (b)(d)	604,800	14,697
Gentex Corp. (b)	500,000	13,735
Integrated Circuit Systems, Inc. (d)	640,000	12,922
Integrated Device Technology, Inc. (b)	400,000	7,256
Intersil Corp. (d)	525,000	11,225
KLA-Tencor Corp. (b)	150,000	6,599
L-3 Communications Holdings, Inc. (d)	175,000	9,450
Marvell Technology Group Ltd. (d)	600,200	11,938
Mercury Interactive Corp. (b)	350,100	8,038
Microchip Technology, Inc. (b)	500,000	13,715
Novellus Systems, Inc. (b)	150,000	5,100
Polycom, Inc. (b)	200,000	2,398
RF Micro Devices, Inc. (b)	1,025,432	7,814
The BISYS Group, Inc. (b)	950,000	31,635
THQ, Inc. (d)	889,999	26,540
UTStarcom, Inc. (b)	500,000	10,085
WorldCom, Inc. (c)(d)	300,000	150

		251,744

Total Common Stocks (Cost $965,412)		973,653

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.3%
Technology 1.3%
Juniper Networks, Inc. 4.750% due 03/15/2007	$22,000	13,585

Total Convertible Bonds & Notes (Cost $16,267)		13,585

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 2.625% due 11/21/2003 valued at $19,174 and Federal Home Loan Bank 3.250% due 11/15/2004 valued at $51,002. Repurchase proceeds are $68,803.)	68,794	68,794

Total Short-Term Instruments (Cost $68,794)		68,794

Total Investments (a) 98.0% (Cost $1,050,473)		$1,056,032

Other Assets and Liabilities (Net) 2.0%		22,025

Net Assets 100.0%		$1,078,057

See accompanying notes

45
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes (Cont.)
Target Fund
June 30, 2002

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,052,942 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$113,329
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(110,239)

Unrealized appreciation-net	$3,090

(b) Non-income producing security.

(c) Subsequent to June 30, 2002, the issuer declared bankruptcy.

(d) Portion of securities on loan with an aggregate market value of $162,396; cash collateral of $168,197 was received with which the Fund purchased securities.

See accompanying notes

46
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments A, B, and C Classes
Tax-Efficient Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.2%
Aerospace 2.3%
Boeing Co.	7,400	$333
General Dynamics Corp.	100	11
Lockheed Martin Corp.	3,400	236
United Technologies Corp.	2,300	156

		736

Building 0.2%
Centex Corp.	300	17
KB Home	700	36

		53

Capital Goods 5.3%
3M Co.	1,900	234
Cooper Industries, Ltd.	591	23
General Electric Co.	36,210	1,052
ITT Industries, Inc.	2,700	191
Johnson Controls, Inc.	600	49
Molex, Inc.	2,900	97
PPG Industries, Inc.	700	43
Tyco International Ltd.	2,400	32

		1,721

Communications 4.8%
ALLTEL Corp.	3,000	141
AT&T Corp.	11,800	126
AT&T Wireless Services, Inc. (b)	1,000	6
Avaya, Inc. (b)	4,100	20
BellSouth Corp.	13,500	425
CenturyTel, Inc.	400	12
SBC Communications, Inc.	15,801	482
Sprint Corp. (PCS Group) (b)	5,000	22
Verizon Communications, Inc.	7,582	304

		1,538

Consumer Discretionary 8.4%
AOL Time Warner, Inc. (b)	13,450	198
AutoZone, Inc. (b)	900	70
Bed, Bath & Beyond, Inc. (b)	800	30
Big Lots, Inc. (b)	1,000	20
CVS Corp.	1,000	31
Family Dollar Stores, Inc.	1,600	56
Federated Department Stores, Inc. (b)	1,200	48
Ford Motor Co.	3,600	58
Goodyear Tire & Rubber Co.	1,800	34
Grainger (W.W.), Inc.	1,100	55
Hasbro, Inc.	600	8
Home Depot, Inc.	5,200	191
Jones Apparel Group, Inc. (b)	1,200	45
Kohl’s Corp. (b)	1,900	133
Liz Claiborne, Inc.	1,600	51
Lowe’s Cos., Inc.	200	9
Mattel, Inc.	2,826	60
Nike, Inc.	1,000	54
RadioShack Corp.	800	24
Reebok International Ltd. (b)	700	21
Sears, Roebuck & Co.	2,500	136
The May Department Stores Co.	1,500	49
Thomas & Betts Corp.	1,000	19
TJX Companies., Inc.	5,072	99
VF Corp.	800	31
Wal-Mart Stores, Inc.	15,500	853
Whirlpool Corp.	1,600	105
Winn-Dixie Stores, Inc.	5,800	90
Yum! Brands, Inc. (b)	4,000	117

		2,695

Consumer Services 5.3%
Carnival Corp.	3,700	102
Cendant Corp. (b)	10,800	172
Convergys Corp. (b)	700	14
Darden Restaurants, Inc.	3,150	78
Harrah’s Entertainment, Inc. (b)	1,400	62
Hilton Hotels Corp.	3,000	42
Knight-Ridder, Inc.	600	38
McDonald’s Corp.	700	20
New York Times Co.	1,900	98
Sabre Holdings Corp. ‘A’ (b)	1,345	48
Starwood Hotels & Resorts Worldwide, Inc.	1,700	56
Tribune Co.	5,100	222
Univision Communications, Inc. ‘A’ (b)	800	25
Viacom, Inc. (b)	9,083	403
Walt Disney Co.	11,800	223
Wendy’s International, Inc.	2,800	112

		1,715

Consumer Staples 8.5%
Adolph Coors Co. ‘B’	700	44
Alberto-Culver Co.	2,500	119
Anheuser-Busch Cos., Inc.	8,500	425
Avon Products, Inc.	400	21
Brown-Forman Corp. ‘B’	800	55
Coca-Cola Co.	4,777	268
Colgate-Palmolive Co.	2,100	105
J.M. Smucker Co.	60	2
PepsiCo, Inc.	6,480	312
Philip Morris Cos., Inc.	10,700	467
Procter & Gamble Co.	3,000	268
SYSCO Corp.	11,500	313
Walgreen Co.	5,200	201
Wm. Wrigley Jr. Co.	2,200	122

		2,722

Energy 7.3%
ChevronTexaco Corp.	4,224	374
Conoco, Inc.	1,717	48
Exxon Mobil Corp.	21,338	873
Halliburton Co.	600	10
Helmerich & Payne, Inc.	2,300	82
Marathon Oil Corp.	4,300	117
Occidental Petroleum Corp.	9,200	276
Phillips Petroleum Co.	400	24
Rowan Cos., Inc.	2,400	51
Royal Dutch Petroleum Co.	7,545	417
Transocean Sedco Forex, Inc.	2,000	62

		2,334

Financial & Business Services 23.1%
AFLAC, Inc.	1,600	51
Allstate Corp.	600	22
Ambac Financial Group, Inc.	3,900	262
American Express Co.	7,900	287
American International Group, Inc.	8,730	596
Automatic Data Processing	3,700	161
Bank of America Corp.	5,800	408
Bank of New York Co., Inc.	6,200	209
Bank One Corp.	200	8
Bear Stearns Co., Inc.	1,827	112
Capital One Financial Corp.	300	18
Charles Schwab Corp.	4,500	50
CIGNA Corp.	1,000	97
Citigroup, Inc.	24,320	942
Comerica, Inc.	2,500	153
Dow Jones & Co., Inc.	1,600	78
Equifax, Inc.	4,500	122
Equity Office Properties Trust	1,400	42
Fannie Mae	3,500	258
Fifth Third Bancorp	1,500	100
First Data Corp.	8,000	298
Franklin Resources, Inc.	200	9
Freddie Mac	1,910	117
Golden West Financial Corp.	1,400	96
H&R Block, Inc.	4,600	212
Household International, Inc.	2,700	134
J.P. Morgan Chase & Co.	11,260	382
Lehman Brothers Holdings, Inc.	2,100	131
Lincoln National Corp.	480	20
Marsh & McLennan Cos., Inc.	1,000	97
MBIA, Inc.	150	8
MBNA Corp.	5,800	192
Mellon Financial Corp.	2,900	91
Merrill Lynch & Co.	4,300	174
MGIC Investment Corp.	1,966	133

See accompanying notes

47
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments A, B, and C Classes (Cont.)
Tax-Efficient Equity Fund
June 30, 2002

	Shares	Value (000s)
Morgan Stanley, Dean Witter & Co.	6,600	$284
Northern Trust Corp.	1,000	44
Omnicom Group, Inc.	1,300	60
Paychex, Inc.	4,650	145
PNC Bank Corp.	1,300	68
SLM Corp.	1,200	116
SouthTrust Corp.	1,600	42
State Street Corp.	6,500	291
Stilwell Financial, Inc.	1,800	33
SunTrust Banks, Inc.	1,700	115
T. Rowe Price Group, Inc.	1,700	56
Wachovia Corp.	100	4
Washington Mutual, Inc.	2,200	82
Wells Fargo & Co.	100	5

		7,415

Healthcare 15.7%
Abbott Laboratories	5,800	218
Allergan, Inc.	700	47
Amgen, Inc. (b)	5,000	209
Applera Corp. - Applied Biosystems Group	1,600	31
Baxter International, Inc.	5,000	222
Becton Dickinson & Co.	900	31
Biomet, Inc.	3,400	92
Boston Scientific Corp. (b)	4,500	132
Bristol-Myers Squibb Co.	8,100	208
C.R. Bard, Inc.	800	45
Cardinal Health, Inc.	600	37
Eli Lilly & Co.	2,900	164
Forest Laboratories, Inc. (b)	100	7
HCA, Inc.	3,000	143
IMS Health, Inc.	1,600	29
Johnson & Johnson	14,900	779
Medtronic, Inc.	4,300	184
Merck & Co., Inc.	9,400	476
Pfizer, Inc.	26,713	935
Pharmacia Corp.	9,709	364
St. Jude Medical, Inc. (b)	600	44
Stryker Corp.	1,800	96
Tenet Healthcare Corp. (b)	1,000	72
UnitedHealth Group, Inc. (b)	1,400	128
Wellpoint Health Networks, Inc. (b)	200	16
Wyeth	6,800	348

		5,057

Materials & Processing 1.3%
Air Products & Chemicals, Inc.	600	30
Alcoa, Inc.	1,200	40
Freeport-McMoran Copper & Gold, Inc. (b)	2,700	48
Hercules, Inc.	1,600	19
International Paper Co.	2,800	122
Plum Creek Timber Co., Inc.	1,400	43
Praxair, Inc.	300	17
Sherwin-Williams Co.	1,200	36
Worthington Industries, Inc.	3,300	60

		415

Technology 15.8%
Adobe Systems, Inc.	1,400	40
Agere Systems, Inc. ‘A’ (b)	208	0
Agere Systems, Inc. ‘B’ (b)	5,106	8
Agilent Technologies, Inc. (b)	1,472	35
Altera Corp. (b)	2,400	33
Analog Devices, Inc. (b)	1,400	42
Andrew Corp. (b)	3,400	49
Apple Computer, Inc. (b)	1,000	18
Applied Materials, Inc. (b)	5,336	101
Chiron Corp. (b)	900	32
Cisco Systems, Inc. (b)	25,800	360
Computer Associates International, Inc.	1,500	24
Compuware Corp. (b)	2,500	15
Comverse Technology, Inc. (b)	3,400	31
Corning, Inc. (b)	7,800	28
Dell Computer Corp. (b)	12,600	329
Electronic Data Systems Corp.	2,300	85
EMC Corp. (b)	7,300	55
Emerson Electric Co.	3,700	198
Hewlett-Packard Co.	10,101	154
IBM Corp.	6,700	482
Intel Corp.	22,030	402
Intuit, Inc. (b)	1,500	75
JDS Uniphase Corp. (b)	9,700	26
KLA-Tencor Corp. (b)	3,300	145
Linear Technology Corp.	500	16
Lucent Technologies, Inc.	19,300	32
Maxim Integrated Products, Inc. (b)	1,100	42
McData Corp. ‘A’ (b)	382	3
Micron Technology, Inc. (b)	700	14
Microsoft Corp. (b)	20,200	1,092
Motorola, Inc.	7,800	112
National Semiconductor Corp. (b)	500	15
NCR Corp. (b)	2,500	87
Nortel Networks Corp.	5,400	8
Novellus Systems, Inc. (b)	1,300	44
Oracle Corp. (b)	23,940	227
PeopleSoft, Inc. (b)	600	9
PerkinElmer, Inc.	1,200	13
QLogic Corp. (b)	500	19
QUALCOMM, Inc. (b)	2,600	71
Riverstone Networks, Inc. (b)	564	2
Rockwell Automation, Inc.	11,800	236
Scientific-Atlanta, Inc.	2,700	44
Siebel Systems, Inc. (b)	600	9
Solectron Corp. (b)	2,100	13
Sun Microsystems, Inc. (b)	5,500	28
Tektronix, Inc. (b)	1,300	24
Texas Instruments, Inc.	4,500	107
Veritas Software Corp. (b)	100	2
Xilinx, Inc. (b)	1,800	40

		5,076

Transportation 0.2%
Delta Air Lines, Inc.	700	14
Southwest Airlines Co.	3,600	58

		72

Utilities 1.0%
AES Corp. (b)	9,200	50
Consolidated Edison, Inc.	700	29
Exelon Corp.	2,600	136
PPL Corp.	100	3
Reliant Energy, Inc.	1,500	25
TXU Corp.	1,300	67

		310

Total Investments (a) 99.2% (Cost $ 31,747)		$31,859

Other Assets and Liabilities (Net) 0.8%		259

Net Assets 100.0%		$32,118

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $32,038 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$4,469
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(4,648)

Unrealized depreciation-net		$(179)

(b) Non-income producing security.

See accompanying notes

48
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments A, B, and C Classes
Value Fund
June 30, 2002
	Shares	Value (000s)
COMMON STOCKS 88.9%
Capital Goods 3.4%
Tyco International Ltd.	2,095,000	$28,303

Communications 4.6%
AT&T Corp.	3,457,143	36,991
Sprint Corp.	59,300	629
WorldCom, Inc. - WorldCom Group (c)(e)	4,828,500	435

		38,055

Consumer Discretionary 4.4%
J.C. Penney Co., Inc. (b)	1,571,300	34,600
Nissan Motor Co. Ltd.	300,000	2,077

		36,677

Consumer Services 6.7%
Hewitt Associates, Inc. ‘A’ (c)	49,100	1,144
Liberty Media Corp. ‘A’ (b)(c)	5,471,500	54,715

		55,859

Energy 8.4%
Burlington Resources, Inc.	445,000	16,910
El Paso Corp.	1,775,200	36,587
Halliburton Co.	620,200	9,886
Petroleo Brasileiro SA SP - ADR (b)	250,400	4,357
Schlumberger Ltd.	40,000	1,860

		69,600

Environmental Services 1.0%
Waste Management, Inc.	318,000	8,284

Financial & Business Services 25.3%
ACE Ltd.	355,000	11,218
Allstate Corp.	1,050,000	38,829
CIGNA Corp.	340,000	33,123
Freddie Mac	220,000	13,464
Household International, Inc. (b)	965,000	47,960
Shares Russell 1000 Value Index Fund (c)	30,000	1,566
J.P. Morgan Chase & Co.	1,205,000	40,874
SPDR Trust (b)	240,000	23,750

		210,784

Healthcare 3.2%
Bristol-Myers Squibb Co.	200,000	5,140
Schering-Plough Corp.	885,300	21,778

		26,918

Materials & Processing 9.9%
Alcan, Inc.	1,115,400	41,850
Dow Chemical Co.	1,193,860	41,045

		82,895

Technology 15.4%
Electronic Data Systems Corp. (b)	382,800	14,221
Emerson Electric Co.	10,000	535
Hewlett-Packard Co.	1,965,758	30,037
Honeywell International, Inc.	5,000	176
Lucent Technologies, Inc. (b)(c)	4,683,000	7,774
Matsushita Electric Industrial Co. Ltd.	1,500,000	20,461
Micron Technology, Inc. (b)(c)	2,510,575	50,764
Teradyne, Inc. (c)	200,000	4,700

		128,668

Transportation 5.0%
AMR Corp. (c)	1,008,800	17,008
CSX Corp. (b)	715,000	25,061

		42,069

Utilities 1.6%
PG&E Corp. (c)	750,000	13,418

Total Common Stocks (Cost $858,656)		741,530

	Principal Amount (000s)	Value (000s)
CORPORATE BONDS & NOTES 0.1%
Utilities 0.1%
WorldCom, Inc. - WorldCom Group 7.550% due 04/01/2004 (b)(d)	$5,000	$825

Total Corporate Bonds & Notes (Cost $3,223)		825

SHORT-TERM INSTRUMENTS 12.9%
Repurchase Agreement 12.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 5.250% due 02/15/2004 valued at $51,003, Fannie Mae 5.250% due 01/15/2006 valued at $51,003 and Fannie Mae 3.350% due 10/09/2003 valued at $7,853. Repurchase proceeds are $107,713.)	107,699	107,699

Total Short-Term Instruments (Cost $107,699)		107,699

Total Investments (a) 101.9% (Cost $969,578)		$850,054

Other Assets and Liabilities (Net) (1.9%)		(15,889)

Net Assets 100.0%		$834,165

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $974,327 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$13,858

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(138,131)

Unrealized depreciation-net		$(124,273)

(b) Portion of securities on loan with an aggregate market value of $28,727; cash collateral of $29,583 was received with which the Fund purchased securities.

(c) Non-income producing security.

(d) Security is in default.

(e) Subsequent to June 30, 2002, the issuer declared bankruptcy.

See accompanying notes

49
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
Asset Allocation Fund
Class A
06/30/2002	$9.92	$0.37	(a)	$(0.80	)(a)	$(0.43)
06/30/2001	11.48	0.61	(a)	(0.80	)(a)	(0.19)
06/30/2000	11.27	0.56	(a)	0.44	(a)	1.00
09/30/1998 - 03/30/1999	10.00	0.31	(a)	1.23	(a)	1.54
Class B
06/30/2002	9.90	0.32	(a)	(0.82	)(a)	(0.50)
06/30/2001	11.46	0.53	(a)	(0.80	)(a)	(0.27)
06/30/2000	11.25	0.48	(a)	0.44	(a)	0.92
09/30/1998 - 03/30/1999	10.00	0.16	(a)	1.31	(a)	1.47
Class C
06/30/2002	9.89	0.32	(a)	(0.81	)(a)	(0.49)
06/30/2001	11.46	0.53	(a)	(0.81	)(a)	(0.28)
06/30/2000	11.24	0.48	(a)	0.44	(a)	0.92
09/30/1998 - 03/30/1999	10.00	0.18	(a)	1.29	(a)	1.47
Capital Appreciation Fund
Class A
06/30/2002	$17.54	$0.02	(a)	$(2.90	)(a)	$(2.88)
06/30/2001	26.94	0.03	(a)	(1.36	)(a)	(1.33)
06/30/2000	26.65	(0.03	)(a)	5.34	(a)	5.31
06/30/1999	26.01	0.06	(a)	2.33	(a)	2.39
06/30/1998	21.16	0.07	(a)	6.55	(a)	6.62
Class B
06/30/2002	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)
06/30/2001	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)
06/30/2000	26.29	(0.22	)(a)	5.23	(a)	5.01
06/30/1999	25.75	(0.13	)(a)	2.32	(a)	2.19
06/30/1998	21.10	(0.11	)(a)	6.51	(a)	6.40
Class C
06/30/2002	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)
06/30/2001	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)
06/30/2000	26.31	(0.22	)(a)	5.25	(a)	5.03
06/30/1999	25.78	(0.13	)(a)	2.31	(a)	2.18
06/30/1998	21.10	(0.12	)(a)	6.53	(a)	6.41
Equity Income Fund
Class A
10/31/2001 - 06/30/2002	$11.31	$0.19	(a)	$0.96	(a)	$1.15
Class B
10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.97	(a)	1.10
Class C
10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.96	(a)	1.09
Global Innovation Fund
Class A
06/30/2002	$10.01	$(0.14	)(a)	$(4.55	)(a)	$(4.69)
06/30/2001	18.93	(0.19	)(a)	(8.70	)(a)	(8.89)
12/31/1999 - 06/30/2000	10.00	(0.03	)(a)	8.96	(a)	8.93
Class B
06/30/2002	9.92	(0.19	)(a)	(4.49	)(a)	(4.68)
06/30/2001	18.91	(0.29	)(a)	(8.67	)(a)	(8.96)
12/31/1999 - 06/30/2000	20.17	(0.07	)(a)	(1.19	)(a)	(1.26)
Class C
06/30/2002	9.92	(0.19	)(a)	(4.49	)(a)	(4.68)
06/30/2001	18.91	(0.29	)(a)	(8.67	)(a)	(8.96)
12/31/1999 - 06/30/2000	20.17	(0.07	)(a)	(1.19	)(a)	(1.26)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.67% for the period ended June 30,2000.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.70% for the period ended June 30,2000.

See accompanying notes

50
PIMCO Funds Annual Report 6.30.02

	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Selected Per Share Data for the Year or Period Ended:
Asset Allocation Fund
Class A
06/30/2002	$(0.25)	$0.00	$0.00	$(0.25)	$9.24	(4.39)%	$4,867	0.65%		3.77%	24%
06/30/2001	(0.59)	(0.69)	(0.09)	(1.37)	9.92	(1.92)	3,044	0.65		5.65	39
06/30/2000	(0.35)	(0.44)	0.00	(0.79)	11.48	9.15	2,170	0.65		4.96	44
09/30/1998 - 03/30/1999	(0.27)	0.00	0.00	(0.27)	11.27	15.50	2,196	0.65	*	3.76 *	39
Class B
06/30/2002	(0.19)	0.00	0.00	(0.19)	9.21	(5.15)	10,675	1.40		3.29	24
06/30/2001	(0.52)	(0.69)	(0.08)	(1.29)	9.90	(2.62)	5,038	1.40		4.90	39
06/30/2000	(0.27)	(0.44)	0.00	(0.71)	11.46	8.36	4,415	1.40		4.21	44
09/30/1998 - 03/30/1999	(0.22)	0.00	0.00	(0.22)	11.25	14.83	3,653	1.40	*	1.92 *	39
Class C
06/30/2002	(0.19)	0.00	0.00	(0.19)	9.21	(5.05)	32,778	1.40		3.34	24
06/30/2001	(0.52)	(0.69)	(0.08)	(1.29)	9.89	(2.71)	13,349	1.40		4.90	39
06/30/2000	(0.26)	(0.44)	0.00	(0.70)	11.46	8.41	10,376	1.40		4.22	44
09/30/1998 - 03/30/1999	(0.23)	0.00	0.00	(0.23)	11.24	14.82	9,826	1.40	*	2.14 *	39
Capital Appreciation Fund
Class A
06/30/2002	$(0.02)	$0.00	$0.00	$(0.02)	$14.64	(16.43)%	$123,754	1.11	%(d)	0.10%	110%
06/30/2001	(0.09)	(7.98)	0.00	(8.07)	17.54	(9.15)	111,193	1.10		0.14	112
06/30/2000	(0.02)	(5.00)	0.00	(5.02)	26.94	22.73	91,927	1.11	(d)	(0.10)	119
06/30/1999	(0.10)	(1.65)	0.00	(1.75)	26.65	10.14	91,296	1.10		0.24	120
06/30/1998	(0.09)	(1.68)	0.00	(1.77)	26.01	32.39	72,803	1.10		0.27	75
Class B
06/30/2002	0.00	0.00	0.00	0.00	14.00	(17.06)	62,447	1.86	(e)	(0.64)	110
06/30/2001	(0.01)	(7.98)	0.00	(7.99)	16.88	(9.83)	70,991	1.85		(0.60)	112
06/30/2000	(0.00)	(5.00)	0.00	(5.00)	26.30	21.79	66,044	1.86	(e)	(0.86)	119
06/30/1999	0.00	(1.65)	0.00	(1.65)	26.29	9.39	55,094	1.85		(0.52)	120
06/30/1998	(0.07)	(1.68)	0.00	(1.75)	25.75	31.39	40,901	1.85		(0.47)	75
Class C
06/30/2002	0.00	0.00	0.00	0.00	14.03	(17.03)	78,517	1.86	(e)	(0.65)	110
06/30/2001	(0.01)	(7.98)	0.00	(7.99)	16.91	(9.86)	83,843	1.85		(0.60)	112
06/30/2000	0.00	(5.00)	0.00	(5.00)	26.34	21.85	82,864	1.86	(e)	(0.86)	119
06/30/1999	0.00	(1.65)	0.00	(1.65)	26.31	9.34	81,097	1.85		(0.52)	120
06/30/1998	(0.05)	(1.68)	0.00	(1.73)	25.78	31.40	71,481	1.85		(0.49)	75
Equity Income Fund
Class A
10/31/2001 - 06/30/2002	$(0.29)	$(0.86)	$0.00	$(1.15)	$11.31	10.51%	$1,637	1.20	%*	2.39%*	50%
Class B
10/31/2001 - 06/30/2002	(0.26)	(0.86)	0.00	(1.12)	11.29	10.10	1,230	1.95	*	1.68 *	50
Class C
10/31/2001 - 06/30/2002	(0.26)	(0.86)	0.00	(1.12)	11.28	9.96	2,141	1.95	*	1.68 *	50
Global Innovation Fund
Class A
06/30/2002	$0.00	$0.00	$0.00	$0.00	$5.32	(46.85)%	$29,537	1.87	%(f)(i)	(1.79)%	278%
06/30/2001	0.00	(0.03)	0.00	(0.03)	10.01	(47.04)	78,588	1.85		(1.44)	261
12/31/1999 - 06/30/2000	0.00	0.00	0.00	0.00	18.93	89.30	31,998	1.61	(b)*	(0.58)*	131
Class B
06/30/2002	0.00	0.00	0.00	0.00	5.24	(47.18)	25,846	2.62	(g)(j)	(2.54)	278
06/30/2001	0.00	(0.03)	0.00	(0.03)	9.92	(47.46)	62,472	2.60		(2.19)	261
12/31/1999 - 06/30/2000	0.00	0.00	0.00	0.00	18.91	(6.25)	25,375	2.60	(c)*	(1.70)*	131
Class C
06/30/2002	0.00	0.00	0.00	0.00	5.24	(47.18)	43,738	2.62	(g)(j)	(2.54)	278
06/30/2001	0.00	(0.03)	0.00	(0.03)	9.92	(47.46)	106,905	2.60		(2.19)	261
12/31/1999 06/30/2000	0.00	0.00	0.00	0.00	18.91	(6.25)	46,826	2.60	(c)*	(1.70)*	131

(d)	Ratio of expenses to average net assets excluding trustee’s expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustee’s expense is 1.85%.
(f)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.85%.
(g)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 2.60%.
(h)	Ratio of expenses to average net assets should be 1.95%. Difference due to underaccrual of service fees.
(i)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.88% for the year ended June 30, 2002.
(j)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 2.63% for the year ended June 30, 2002.

See accompanying notes

51
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
Growth Fund
Class A
06/30/2002	$24.55	$(0.06	)(a)	$(6.23	)(a)	$(6.29)
06/30/2001	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)
06/30/2000	34.12	(0.29	)(a)	10.77	(a)	10.48
06/30/1999	32.62	(0.14	)(a)	5.56	(a)	5.42
06/30/1998	27.03	(0.08	)(a)	9.99	(a)	9.91
Class B
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)
06/30/2001	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17
06/30/1999	30.34	(0.35	)(a)	5.08	(a)	4.73
06/30/1998	25.59	(0.28	)(a)	9.35	(a)	9.07
Class C
06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)
06/30/2001	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)
06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17
06/30/1999	30.33	(0.35	)(a)	5.09	(a)	4.74
06/30/1998	25.58	(0.28	)(a)	9.35	(a)	9.07
Growth & Income Fund
Class A
06/30/2002	$9.20	$0.08	(a)	$(2.27	)(a)	$(2.19)
07/31/2000 - 06/30/2001	13.11	0.04	(a)	(0.27	)(a)	(0.23)
Class B
06/30/2002	9.14	0.02	(a)	(2.26	)(a)	(2.24)
07/31/2000 - 06/30/2001	13.11	(0.02	)(a)	(0.28	)(a)	(0.30)
Class C
06/30/2002	9.13	0.02	(a)	(2.25	)(a)	(2.23)
07/31/2000 - 06/30/2001	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)
Mid-Cap Fund
Class A
06/30/2002	$21.02	$0.01	(a)	$(3.17	)(a)	$(3.16)
06/30/2001	30.57	0.10	(a)	(0.76	)(a)	(0.66)
06/30/2000	22.82	(0.01	)(a)	7.82	(a)	7.81
06/30/1999	24.00	0.03	(a)	(0.13	)(a)	(0.10)
06/30/1998	20.24	0.02	(a)	5.11	(a)	5.13
Class B
06/30/2002	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)
06/30/2001	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)
06/30/2000	22.43	(0.20	)(a)	7.66	(a)	7.46
06/30/1999	23.77	(0.13	)(a)	(0.14	)(a)	(0.27)
06/30/1998	20.17	(0.16	)(a)	5.09	(a)	4.93
Class C
06/30/2002	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)
06/30/2001	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)
06/30/2000	22.44	(0.20	)(a)	7.66	(a)	7.46
06/30/1999	23.77	(0.13	)(a)	(0.13	)(a)	(0.26)
06/30/1998	20.18	(0.16	)(a)	5.08	(a)	4.92

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 1.15%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 1.90%.

See accompanying notes

52
PIMCO Funds Annual Report 6.30.02

	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Selected Per Share Data for the Year or Period Ended:
Growth Fund
Class A
06/30/2002	$0.00	$(0.16)	$0.00	$(0.16)	$18.10	(25.73)%	$136,908	1.16	%(b)	(0.27)%	76%
06/30/2001	0.00	(2.35)	0.00	(2.35)	24.55	(32.40)	173,990	1.15		(0.58)	85
06/30/2000	0.00	(5.66)	0.00	(5.66)	38.94	32.49	255,744	1.16	(b)	(0.78)	72
06/30/1999	0.00	(3.92)	0.00	(3.92)	34.12	18.65	227,638	1.16	(b)	(0.44)	131
06/30/1998	0.00	(4.32)	0.00	(4.32)	32.62	41.03	180,119	1.16	(b)	(0.27)	123
Class B
06/30/2002	0.00	(0.16)	0.00	(0.16)	15.71	(26.28)	92,279	1.91	(c)	(1.02)	76
06/30/2001	0.00	(2.35)	0.00	(2.35)	21.49	(32.90)	162,382	1.90		(1.33)	85
06/30/2000	0.00	(5.66)	0.00	(5.66)	34.66	31.31	213,627	1.91	(c)	(1.53)	72
06/30/1999	0.00	(3.92)	0.00	(3.92)	31.15	17.72	133,850	1.90		(1.19)	131
06/30/1998	0.00	(4.32)	0.00	(4.32)	30.34	39.97	80,719	1.91	(c)	(1.02)	123
Class C
06/30/2002	0.00	(0.16)	0.00	(0.16)	15.71	(26.28)	879,605	1.91	(c)	(1.02)	76
06/30/2001	0.00	(2.35)	0.00	(2.35)	21.49	(32.91)	1,486,530	1.90		(1.34)	85
06/30/2000	0.00	(5.66)	0.00	(5.66)	34.66	31.31	2,416,067	1.91	(c)	(1.53)	72
06/30/1999	0.00	(3.92)	0.00	(3.92)	31.15	17.76	2,064,450	1.90		(1.18)	131
06/30/1998	0.00	(4.32)	0.00	(4.32)	30.33	39.99	1,853,002	1.91	(c)	(1.02)	123
Growth & Income Fund
Class A
06/30/2002	$(0.04)	$0.00	$0.00	$(0.04)	$6.97	(23.85)%	$16,983	1.36	%(d)	1.00%	101%
07/31/2000 - 06/30/2001	(0.05)	(3.63)	0.00	(3.68)	9.20	(4.47)	12,050	1.35	*	0.49 *	77
Class B
06/30/2002	(0.01)	0.00	0.00	(0.01)	6.89	(24.51)	14,520	2.10		0.23	101
07/31/2000 - 06/30/2001	(0.04)	(3.63)	0.00	(3.67)	9.14	(5.11)	15,663	2.10	*	(0.21)*	77
Class C
06/30/2002	(0.01)	0.00	0.00	(0.01)	6.89	(24.40)	17,543	2.10		0.24	101
07/31/2000 - 06/30/2001	(0.05)	(3.63)	0.00	(3.68)	9.13	(5.15)	16,167	2.10	*	(0.17)*	77
Mid-Cap Fund
Class A
06/30/2002	$(0.11)	$0.00	$(0.02)	$(0.13)	$17.73	(15.04)%	$98,235	1.11	%(e)	0.04%	168%
06/30/2001	(0.10)	(8.79)	0.00	(8.89)	21.02	(5.66)	137,944	1.10		0.40	153
06/30/2000	(0.04)	(0.02)	0.00	(0.06)	30.57	34.28	156,949	1.11	(e)	(0.05)	164
06/30/1999	(0.01)	(1.07)	0.00	(1.08)	22.82	(0.13)	124,680	1.10		0.15	85
06/30/1998	(0.04)	(1.33)	0.00	(1.37)	24.00	25.71	57,164	1.11	(e)	0.07	66
Class B
06/30/2002	(0.06)	0.00	(0.01)	(0.07)	17.03	(15.65)	69,886	1.86	(f)	(0.72)	168
06/30/2001	(0.01)	(8.79)	0.00	(8.80)	20.27	(6.34)	88,901	1.85		(0.34)	153
06/30/2000	0.00	(0.02)	0.00	(0.02)	29.87	33.27	88,648	1.86	(f)	(0.80)	164
06/30/1999	0.00	(1.07)	0.00	(1.07)	22.43	0.86	84,698	1.85		(0.62)	85
06/30/1998	0.00	(1.33)	0.00	(1.33)	23.77	24.76	84,535	1.86	(f)	(0.68)	66
Class C
06/30/2002	(0.06)	0.00	(0.01)	(0.07)	17.03	(15.69)	80,865	1.86	(f)	(0.72)	168
06/30/2001	0.00	(8.79)	0.00	(8.79)	20.28	(6.36)	102,653	1.85		(0.34)	153
06/30/2000	0.00	(0.02)	0.00	(0.02)	29.88	33.25	104,082	1.86	(f)	(0.80)	164
06/30/1999	0.00	(1.07)	0.00	(1.07)	22.44	0.82	112,507	1.85		(0.63)	85
06/30/1998	0.00	(1.33)	0.00	(1.33)	23.77	24.70	140,438	1.86	(f)	(0.68)	66

(d)	Ratio of expenses to average net assets excluding trustee’s expense is 1.35%.
(e)	Ratio of expenses to average net assets excluding trustee’s expense is 1.10%.
(f)	Ratio of expenses to average net assets excluding trustee’s expense is 1.85%.

See accompanying notes

53
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
Opportunity Fund
Class A
06/30/2002	$19.05	$(0.17	)(a)	$(3.87	)(a)	$(4.04)
06/30/2001	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)
06/30/2000	26.96	(0.25	)(a)	12.75	(a)	12.50
06/30/1999	31.33	(0.21	)(a)	0.46	(a)	0.25
06/30/1998	29.35	(0.27	)(a)	4.19	(a)	3.92
Class B
06/30/2002	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)
06/30/2001	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)
06/30/2000	24.20	(0.43	)(a)	11.32	(a)	10.89
03/31/1999-06/30/1999	21.40	(0.09	)(a)	2.89	(a)	2.80
Class C
06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)
06/30/2000	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)
06/30/1999	24.19	(0.42	)(a)	11.33	(a)	10.91
06/30/1998	28.86	(0.37	)(a)	0.32	(a)	(0.05)
06/30/1997	27.38	(0.46	)(a)	3.88	(a)	3.42
Select Growth Fund
Class A
06/30/2002	$16.00	$(0.09	)(a)	$(4.14	)(a)	$(4.23)
06/30/2001	23.99	0.01	(a)	(7.94	)(a)	(7.93)
03/31/2000-06/30/2000	23.25	0.00	(a)	0.74	(a)	0.74
Class B
06/30/2002	15.88	(0.18	)(a)	(4.11	)(a)	(4.29)
06/30/2001	23.96	(0.16	)(a)	(7.88	)(a)	(8.04)
03/31/2000-06/30/2000	23.25	(0.06	)(a)	0.77	(a)	0.71
Class C
06/30/2002	15.88	(0.18	)(a)	(4.10	)(a)	(4.28)
06/30/2001	23.96	(0.15	)(a)	(7.89	)(a)	(8.04)
03/31/2000-06/30/2000	23.25	(0.05	)(a)	0.76	(a)	0.71
Small-Cap Value Fund
Class A
06/30/2002	$19.02	$0.33	(a)	$2.27	(a)	$2.60
06/30/2001	14.12	0.35	(a)	4.90	(a)	5.25
06/30/2000	15.93	0.32	(a)	(1.81	)(a)	(1.49)
06/30/1999	17.58	0.26	(a)	(1.29	)(a)	(1.03)
06/30/1998	15.75	0.23	(a)	2.49	(a)	2.72
Class B
06/30/2002	18.84	0.18	(a)	2.23	(a)	2.41
06/30/2001	14.04	0.23	(a)	4.87	(a)	5.10
06/30/2000	15.79	0.21	(a)	(1.79	)(a)	(1.58)
06/30/1999	17.43	0.14	(a)	(1.27	)(a)	(1.13)
06/30/1998	15.71	0.09	(a)	2.48	(a)	2.57
Class C
06/30/2002	18.86	0.18	(a)	2.24	(a)	2.42
06/30/2001	14.06	0.23	(a)	4.87	(a)	5.10
06/30/2000	15.82	0.21	(a)	(1.79	)(a)	(1.58)
06/30/1999	17.44	0.14	(a)	(1.27	)(a)	(1.13)
06/30/1998	15.71	0.09	(a)	2.49	(a)	2.58

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 2.05%.
(c)	Ratio of expenses to average net assets excluding trustee’s expense is 1.25%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 2.00%.

See accompanying notes

54
PIMCO Funds Annual Report 6.30.02

	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Selected Per Share Data for the Year or Period Ended:
Opportunity Fund
Class A
06/30/2002	$0.00	$0.00	$0.00	$0.00	$15.01	(21.21)%	$68,403	1.31	%(e)	(1.02)%	201%
06/30/2001	0.00	(5.08)	0.00	(5.08)	19.05	(25.68)	92,521	1.30		(0.68)	237
06/30/2000	0.00	(7.88)	0.00	(7.88)	31.58	50.77	142,064	1.31	(e)	(0.81)	254
06/30/1999	0.00	(4.62)	0.00	(4.62)	26.96	3.98	121,507	1.31	(e)	(0.86)	175
06/30/1998	0.00	(1.94)	0.00	(1.94)	31.33	13.87	200,935	1.31	(e)	(0.88)	86
Class B
06/30/2002	0.00	0.00	0.00	0.00	12.26	(21.81)	15,587	2.06	(b)	(1.77)	201
06/30/2001	0.00	(5.08)	0.00	(5.08)	15.68	(26.19)	25,988	2.05		(1.42)	237
06/30/2000	0.00	(7.88)	0.00	(7.88)	27.21	49.78	28,145	2.06	(b)	(1.57)	254
03/31/1999-06/30/1999	0.00	0.00	0.00	0.00	24.20	13.08	251	2.03	*	(1.65)*	175
Class C
06/30/2002	0.00	0.00	0.00	0.00	12.26	(21.76)	164,168	2.06	(b)	(1.77)	201
06/30/2000	0.00	(5.08)	0.00	(5.08)	15.67	(26.26)	255,355	2.05		(1.42)	237
06/30/1999	0.00	(7.88)	0.00	(7.88)	27.22	49.88	401,118	2.06	(b)	(1.57)	254
06/30/1998	0.00	(4.62)	0.00	(4.62)	24.19	3.20	308,877	2.06	(b)	(1.62)	175
06/30/1997	0.00	(1.94)	0.00	(1.94)	28.86	13.01	500,011	2.06	(b)	(1.63)	86
Select Growth Fund
Class A
06/30/2002	$0.00	$0.00	$0.00	$0.00	$11.77	(26.44)%	$5,451	1.28	%(c)	(0.61)%	182%
06/30/2001	(0.06)	0.00	0.00	(0.06)	16.00	(33.13)	16,320	1.25		0.04	150
03/31/2000-06/30/2000	0.00	0.00	0.00	0.00	23.99	3.18	7,841	1.25	*	(0.01)*	170
Class B
06/30/2002	0.00	0.00	0.00	0.00	11.59	(27.02)	6,318	2.04	(d)	(1.35)	182
06/30/2001	(0.04)	0.00	0.00	(0.04)	15.88	(33.60)	11,436	2.00		(0.85)	150
03/31/2000-06/30/2000	0.00	0.00	0.00	0.00	23.96	3.05	2,173	2.00	*	(0.96)*	170
Class C
06/30/2002	0.00	0.00	0.00	0.00	11.60	(26.95)	9,845	2.03	(d)	(1.34)	182
06/30/2001	(0.04)	0.00	0.00	(0.04)	15.88	(33.62)	18,189	2.00		(0.75)	150
03/31/2000-06/30/2000	0.00	0.00	0.00	0.00	23.96	3.05	4,196	2.00	*	(0.90)*	170
Small-Cap Value Fund
Class A
06/30/2002	$(0.11)	$0.00	$0.00	$(0.11)	$21.51	13.76%	$300,091	1.25%		1.65%	40%
06/30/2001	(0.35)	0.00	0.00	(0.35)	19.02	37.74	150,151	1.25		2.13	41
06/30/2000	(0.32)	0.00	0.00	(0.32)	14.12	(9.26)	114,347	1.26	(b)	2.28	55
06/30/1999	(0.17)	(0.45)	0.00	(0.62)	15.93	(5.50)	107,569	1.25		1.74	60
06/30/1998	(0.13)	(0.76)	0.00	(0.89)	17.58	17.33	75,070	1.25		1.27	41
Class B
06/30/2002	(0.06)	0.00	0.00	(0.06)	21.19	12.87	187,693	2.00		0.90	40
06/30/2001	(0.30)	0.00	0.00	(0.30)	18.84	36.80	79,803	2.00		1.39	41
06/30/2000	(0.17)	0.00	0.00	(0.17)	14.04	(9.94)	55,435	2.01	(d)	1.46	55
06/30/1999	(0.06)	(0.45)	0.00	(0.51)	15.79	(6.22)	96,994	2.00		0.95	60
06/30/1998	(0.09)	(0.76)	0.00	(0.85)	17.43	16.40	110,833	2.00		0.53	41
Class C
06/30/2002	(0.05)	0.00	0.00	(0.05)	21.23	12.89	234,129	2.00		0.90	40
06/30/2001	(0.30)	0.00	0.00	(0.30)	18.86	36.75	109,519	2.00		1.38	41
06/30/2000	(0.18)	0.00	0.00	(0.18)	14.06	(9.95)	69,808	2.01	(d)	1.46	55
06/30/1999	(0.04)	(0.45)	0.00	(0.49)	15.82	(6.21)	112,926	2.00		0.95	60
06/30/1998	(0.09)	(0.76)	0.00	(0.85)	17.44	16.42	130,466	2.00		0.52	41

(e)	Ratio of expenses to average net assets excluding trustee’s expense is 1.30%.

See accompanying notes

55
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
Target Fund
Class A
06/30/2002	$19.31	$(0.11	)(a)	$(5.88	)(a)	$(5.99)
06/30/2001	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)
06/30/2000	17.72	(0.23	)(a)	15.45	(a)	15.22
06/30/1999	16.35	(0.09	)(a)	2.44	(a)	2.35
06/30/1998	16.82	(0.08	)(a)	4.06	(a)	3.98
Class B
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)
06/30/2001	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)
06/30/2000	16.44	(0.39	)(a)	14.35	(a)	13.96
06/30/1999	15.34	(0.19	)(a)	2.27	(a)	2.08
06/30/1998	16.14	(0.19	)(a)	3.84	(a)	3.65
Class C
06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)
06/30/2001	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)
06/30/2000	16.43	(0.38	)(a)	14.34	(a)	13.96
06/30/1999	15.34	(0.19	)(a)	2.26	(a)	2.07
06/30/1998	16.13	(0.19	)(a)	3.85	(a)	3.66

Tax-Efficient Equity Fund
Class A
06/30/2002	$10.34	$0.02	(a)	$(1.89	)(a)	$(1.87)
06/30/2001	12.24	0.00	(a)	(1.90	)(a)	(1.90)
06/30/2000	11.59	0.00	(a)	0.65	(a)	0.65
07/10/1998 - 06/30/1999	10.00	0.03	(a)	1.56	(a)	1.59
Class B
06/30/2002	10.11	(0.05	)(a)	(1.84	)(a)	(1.89)
06/30/2001	12.06	(0.08	)(a)	(1.87	)(a)	(1.95)
06/30/2000	11.51	(0.09	)(a)	0.64	(a)	0.55
07/10/1998 - 06/30/1999	10.00	(0.05	)(a)	1.56	(a)	1.51
Class C
06/30/2002	10.11	(0.05	)(a)	(1.84	)(a)	(1.89)
06/30/2001	12.06	(0.08	)(a)	(1.87	)(a)	(1.95)
06/30/2000	11.51	(0.09	)(a)	0.64	(a)	0.55
07/10/1998 - 06/30/1999	10.00	(0.05	)(a)	1.56	(a)	1.51

Value Fund
Class A
06/30/2002	$16.12	$0.09	(a)	$(0.55	)(a)	$(0.46)
06/30/2001	11.38	0.13	(a)	4.70	(a)	4.83
06/30/2000	15.29	0.22	(a)	(1.33	)(a)	(1.11)
06/30/1999	15.64	0.24	(a)	1.35	(a)	1.59
06/30/1998	14.80	0.19	(a)	2.46	(a)	2.65
Class B
06/30/2002	16.02	(0.03	)(a)	(0.53	)(a)	(0.56)
06/30/2001	11.36	0.02	(a)	4.69	(a)	4.71
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)
06/30/1999	15.63	0.12	(a)	1.35	(a)	1.47
06/30/1998	14.80	0.07	(a)	2.46	(a)	2.53
Class C
06/30/2002	16.03	(0.03	)(a)	(0.54	)(a)	(0.57)
06/30/2001	11.36	0.02	(a)	4.70	(a)	4.72
06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)
06/30/1999	15.63	0.12	(a)	1.35	(a)	1.47
06/30/1998	14.80	0.07	(a)	2.46	(a)	2.53

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee’s expense is 1.95%.

See accompanying notes

56
PIMCO Funds Annual Report 6.30.02

	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Selected Per Share Data for the Year or Period Ended:
Target Fund
Class A
06/30/2002	$0.00	$0.00	$0.00	$0.00	$13.32	(31.02)%	$198,054	1.21	%(e)	(0.67)%	114%
06/30/2001	0.00	(4.03)	0.00	(4.03)	19.31	(27.78)	281,616	1.20		(0.75)	109
06/30/2000	0.00	(1.80)	0.00	(1.80)	31.14	90.36	305,304	1.21	(e)	(0.91)	99
06/30/1999	0.00	(0.98)	0.00	(0.98)	17.72	15.69	170,277	1.21	(e)	(0.57)	229
06/30/1998	0.00	(4.45)	0.00	(4.45)	16.35	27.49	157,277	1.22	(e)	(0.49)	226
Class B
06/30/2002	0.00	0.00	0.00	0.00	11.86	(31.56)%	144,815	1.96	(b)	(1.41)	114%
06/30/2001	0.00	(4.03)	0.00	(4.03)	17.33	(28.34)	246,999	1.95		(1.49)	109
06/30/2000	0.00	(1.80)	0.00	(1.80)	28.60	89.74	223,939	1.96	(b)	(1.66)	99
06/30/1999	0.00	(0.98)	0.00	(0.98)	16.44	14.93	78,659	1.95		(1.31)	229
06/30/1998	0.00	(4.45)	0.00	(4.45)	15.34	26.45	76,194	1.96	(b)	(1.24)	226
Class C
06/30/2002	0.00	0.00	0.00	0.00	11.86	(31.56)%	685,003	1.96	(b)	(1.41)	114%
06/30/2001	0.00	(4.03)	0.00	(4.03)	17.33	(28.31)	1,204,807	1.95		(1.50)	109
06/30/2000	0.00	(1.80)	0.00	(1.80)	28.59	89.79	1,676,384	1.96	(b)	(1.67)	99
06/30/1999	0.00	(0.98)	0.00	(0.98)	16.43	14.86	910,494	1.95		(1.31)	229
06/30/1998	0.00	(4.45)	0.00	(4.45)	15.34	26.53	952,728	1.96	(b)	(1.24)	226
Tax-Efficient Equity Fund
Class A
06/30/2002	$0.00	$0.00	$0.00	$0.00	$8.47	(18.08)%	$5,361	1.11	%(c)	0.23%	19%
06/30/2001	0.00	0.00	0.00	0.00	10.34	(15.52)	6,896	1.10		0.04	41
06/30/2000	0.00	0.00	0.00	0.00	12.24	5.61	9,226	1.11	(c)	0.02	32
07/10/1998 - 06/30/1999	0.00	0.00	0.00	0.00	11.59	15.90	6,579	1.11	*(c)	0.25 *	13
Class B
06/30/2002	0.00	0.00	0.00	0.00	8.22	(18.69)	6,026	1.86	(d)	(0.52)	19
06/30/2001	0.00	0.00	0.00	0.00	10.11	(16.17)	9,600	1.85		(0.71)	41
06/30/2000	0.00	0.00	0.00	0.00	12.06	4.78	10,794	1.86	(d)	(0.74)	32
07/10/1998 - 06/30/1999	0.00	0.00	0.00	0.00	11.51	15.10	6,370	1.85	*	(0.50)*	13
Class C
06/30/2002	0.00	0.00	0.00	0.00	8.22	(18.69)	10,090	1.86	(d)	(0.52)	19
06/30/2001	0.00	0.00	0.00	0.00	10.11	(16.17)	13,559	1.85		(0.71)	41
06/30/2000	0.00	0.00	0.00	0.00	12.06	4.78	15,651	1.86	(d)	(0.73)	32
07/10/1998 - 06/30/1999	0.00	0.00	0.00	0.00	11.51	15.10	10,742	1.84	*	(0.52)*	13
Value Fund
Class A
06/30/2002	$0.00	$(1.91)	$0.00	$(1.91)	$13.75	(3.72)%	$226,825	1.10%		0.59%	190%
06/30/2001	(0.09)	0.00	0.00	(0.09)	16.12	42.61	46,410	1.10		0.90	204
06/30/2000	(0.23)	(2.57)	0.00	(2.80)	11.38	(7.11)	19,087	1.11	(c)	1.76	196
06/30/1999	(0.22)	(1.72)	0.00	(1.94)	15.29	11.93	22,267	1.11	(c)	1.68	101
06/30/1998	(0.18)	(1.63)	0.00	(1.81)	15.64	18.86	21,742	1.11	(c)	1.19	77
Class B
06/30/2002	0.00	(1.91)	0.00	(1.91)	13.55	(4.41)	202,258	1.85		(0.19)	190
06/30/2001	(0.05)	0.00	0.00	(0.05)	16.02	41.50	59,708	1.85		0.15	204
06/30/2000	(0.13)	(2.57)	0.00	(2.70)	11.36	(7.77)	26,908	1.86	(d)	1.02	196
06/30/1999	(0.12)	(1.72)	0.00	(1.84)	15.26	11.05	36,314	1.85		0.85	101
06/30/1998	(0.07)	(1.63)	0.00	(1.70)	15.63	17.98	35,716	1.86	(d)	0.45	77
Class C
06/30/2002	0.00	(1.91)	0.00	(1.91)	13.55	(4.48)	266,741	1.85		(0.21)	190
06/30/2001	(0.05)	0.00	0.00	(0.05)	16.03	41.59	100,166	1.85		0.17	204
06/30/2000	(0.13)	(2.57)	0.00	(2.70)	11.36	(7.81)	53,756	1.86	(d)	1.02	196
06/30/1999	(0.12)	(1.72)	0.00	(1.84)	15.26	11.04	80,594	1.85		0.83	101
06/30/1998	(0.07)	(1.63)	0.00	(1.70)	15.63	17.98	88,235	1.86	(d)	0.45	77

(c)	Ratio of expenses to average net assets excluding trustee’s expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 1.85%.
(e)	Ratio of expenses to average net assets excluding trustee’s expense is 1.20%.

See accompanying notes

57
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Assets and Liabilities A, B, and C Classes
June 30, 2002

Amounts in thousands, except per share amounts	Asset Allocation Fund	Capital Appreciation Fund	Equity Income Fund	Global Innovation Fund	Growth Fund
Assets:
Investments, at value	$63,917	$705,038	$40,548	$103,750 **	$1,096,083
Cash	0	0	67	98	0
Foreign currency, at value	0	0	0	0	0
Collateral for securities on loan	0	14,729	2,123	0	19,353
Receivable for investments sold	0	10,462	0	3,025	10,982
Receivable for Fund shares sold	210	12,648	79	68	32,828
Interest and dividends receivable	0	305	125	2	1,124
Manager reimbursement receivable	0	0	0	19	0
Other assets	1	0	0	0	0

	64,128	743,182	42,942	106,962	1,160,370

Liabilities:
Payable for investments purchased	$61	$29,066	$231	$1,395	$0
Due to Custodian	9	236	0	0	701
Payable for Fund shares redeemed	59	15,963	65	4,961	4,000
Payable for collateral for securities on loan	0	14,729	2,123	0	19,353
Accrued investment advisory fee	0	242	14	84	450
Accrued administration fee	16	166	9	51	357
Accrued distribution fee	26	115	3	43	591
Accrued servicing fee	9	53	1	21	220
Other liabilities	0	0	0	9	0

	180	60,570	2,446	6,564	25,672

Net Assets	$63,948	$682,612	$40,496	$100,398	$1,134,698

Net Assets Consist of:
Paid in capital	$72,953	$778,149	$35,433	$398,216	$1,416,625
Undistributed (overdistributed) net investment income	256	0	246	(26)	0
Accumulated undistributed net realized gain (loss)	(3,816)	(68,631)	1,364	(279,667)	(337,869)
Net unrealized appreciation (depreciation)	(5,445)	(26,906)	3,453	(18,125)	55,942

	$63,948	$682,612	$40,496	$100,398	$1,134,698

Net Assets:
Class A	$4,867	$123,754	$1,637	$29,537	$136,908
Class B	10,675	62,447	1,230	25,846	92,279
Class C	32,778	78,517	2,141	43,738	879,605
Other Classes	15,628	417,894	35,488	1,277	25,906
Shares Issued and Outstanding:
Class A	526	8,455	145	5,544	7,565
Class B	1,159	4,462	109	4,930	5,873
Class C	3,559	5,598	190	8,344	55,980
Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$9.24	$14.64	$11.31	$5.32	$18.10
Class B	9.21	14.00	11.29	5.24	15.71
Class C	9.21	14.03	11.28	5.24	15.71
Cost of Investments Owned	$69,362	$731,944	$37,095	$121,875	$1,040,141

Cost of Foreign Currency Held	$0	$0	$0	$0	$0

*	With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.
**	Includes repurchase agreement at value $11,905. Cost of repurchase agreement $11,905.
***	Includes repurchase agreement at value $107,699. Cost of repurchase agreement $107,699.

See accompanying notes

58
PIMCO Funds Annual Report 6.30.02

Amounts in thousands, except per share amounts	Growth & Income Fund	Mid-Cap Fund	Opportunity Fund	Select Growth Fund	Small-Cap Value Fund	Target Fund	Tax-Efficient Equity Fund	Value Fund
Assets:
Investments, at value	$76,771	$906,033	$322,073	$41,012	$830,583	$1,056,032	$31,859	$850,054 ***
Cash	1,046	28	3,453	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0	0	0	37
Collateral for securities on loan	0	45,277	71,804	0	41,962	168,197	0	29,583
Receivable for investments sold	0	14,805	2,629	0	4,473	4,466	262	3,675
Receivable for Fund shares sold	432	1,546	3,033	37	13,531	31,926	234	20,378
Interest and dividends receivable	155	260	23	10	1,760	459	34	1,677
Manager reimbursement receivable	0	0	0	0	0	0	0	0
Other assets	0	0	0	0	0	0	0	0

	78,404	967,949	403,015	41,059	892,309	1,261,080	32,389	905,404

Liabilities:
Payable for investments purchased	$1,038	$23,165	$5,892	$0	$13,113	$9,242	$0	$31,362
Due to Custodian	0	0	0	0	1,959	0	113	4,296
Payable for Fund shares redeemed	628	7,604	893	77	3,938	4,073	121	5,076
Payable for collateral for securities on loan	0	45,277	71,804	0	41,962	168,197	0	29,583
Accrued investment advisory fee	37	317	164	20	366	469	12	281
Accrued administration fee	25	206	92	11	233	335	9	238
Accrued distribution fee	23	111	107	13	241	504	12	267
Accrued servicing fee	9	50	48	4	134	203	4	136
Other liabilities	0	0	0	0	3	0	0	0

	1,760	76,730	79,000	125	61,949	183,023	271	71,239

Net Assets	$76,644	$891,219	$324,015	$40,934	$830,360	$1,078,057	$32,118	$834,165

Net Assets Consist of:
Paid in capital	$120,418	$1,016,959	$464,249	$79,069	$733,803	$1,395,639	$42,377	$905,723
Undistributed (overdistributed) net investment income	282	0	0	0	9,196	0	0	52,972
Accumulated undistributed net realized gain (loss)	(44,039)	(156,779)	(154,266)	(36,573)	(7,286)	(323,141)	(10,371)	(5,006)
Net unrealized appreciation (depreciation)	(17)	31,039	14,032	(1,562)	94,647	5,559	112	(119,524)

	$76,644	$891,219	$324,015	$40,934	$830,360	$1,078,057	$32,118	$834,165

Net Assets:
Class A	$16,983	$98,235	$68,403	$5,451	$300,091	$198,054	$5,361	$226,825
Class B	14,520	69,886	15,587	6,318	187,693	144,815	6,026	202,258
Class C	17,543	80,865	164,168	9,845	234,129	685,003	10,090	266,741
Other Classes	27,598	642,233	75,857	19,320	108,447	50,185	10,641	138,341
Shares Issued and Outstanding:
Class A	2,439	5,541	4,559	464	13,953	14,863	633	16,505
Class B	2,106	4,105	1,270	546	8,857	12,209	734	14,935
Class C	2,547	4,749	13,389	849	11,030	57,766	1,228	19,686
Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$6.97	$17.73	$15.01	$11.77	$21.51	$13.32	$8.47	$13.75
Class B	6.89	17.03	12.26	11.59	21.19	11.86	8.22	13.55
Class C	6.89	17.03	12.26	11.60	21.23	11.86	8.22	13.55
Cost of Investments Owned	$76,788	$874,994	$308,041	$42,574	$735,936	$1,050,473	$31,747	$969,578

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0	$37

See accompanying notes

59
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Operations A, B, and C Classes
June 30, 2002

Amounts in thousands	Asset Allocation Fund	Capital Appreciation Fund	Equity Income Fund	Global Innovation Fund	Growth Fund
Investment Income:
Dividends, net of foreign taxes	$1,879	$7,620	$1,452	$83	$12,480
Interest, net of foreign taxes	0	907	17	73	517
Security lending income	0	23	7	0	88
Miscellaneous income	0	14	0	1	0

Total Income	1,879	8,564	1,476	157	13,085

Expenses:
Investment advisory fees	0	3,166	183	1,710	7,300
Administration fees	160	2,148	104	1,025	5,795
Distribution fees - Class B	66	504	1	324	936
Distribution fees - Class C	202	601	3	550	8,738
Servicing fees - Class A	10	271	1	130	351
Servicing fees - Class B	22	168	0	108	312
Servicing fees - Class C	67	200	1	183	2,913
Distribution and/or servicing fees - Other Classes	1	482	3	6	15
Trustees’ fees	0	74	4	20	178
Interest expense	0	0	14	32	27
Total expenses	528	7,614	314	4,088	26,565
Recoupment (reimbursement) by Manager	0	0	0	(11)	0
Net Expenses	528	7,614	314	4,077	26,565

Net Investment Income (Loss)	1,351	950	1,162	(3,920)	(13,480)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(643)	(54,912)	4,436	(75,235)	(330,252)
Net capital gain distributions received from underlying funds	162	0	0	0	0
Net realized (loss) on foreign currency transactions	0	0	0	(74)	0
Net change in unrealized appreciation (depreciation) on investments	(2,710)	(74,339)	(5,459)	(27,773)	(99,687)

Net Gain (Loss)	(3,191)	(129,251)	(1,023)	(103,082)	(429,939)

Net increase (Decrease) in Assets Resulting from Operations	$(1,840)	$(128,301)	$139	$(107,002)	$(443,419)

See accompanying notes

60
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Growth & Income Fund	Mid-Cap Fund	Opportunity Fund	Select Growth Fund	Small-Cap Value Fund	Target Fund	Tax-Efficient Equity Fund	Value Fund
Investment Income:
Dividends, net of foreign taxes	$1,491	$9,315	$465	$255	$14,914	$3,511	$538	$6,715
Interest, net of foreign taxes	355	1,398	285	22	606	3,174	6	1,137
Security lending income	0	37	363	17	39	842	0	54
Miscellaneous income	1	3	0	0	2	1	0	0

Total Income	1,847	10,753	1,113	294	15,561	7,528	544	7,906

Expenses:
Investment advisory fees	475	4,268	2,463	254	3,201	7,551	182	2,168
Administration fees	305	2,805	1,390	152	2,025	5,411	139	1,743
Distribution fees - Class B	107	579	150	64	923	1,424	59	733
Distribution fees - Class C	120	669	1,505	102	1,104	6,790	88	1,118
Servicing fees - Class A	32	291	187	22	476	557	15	239
Servicing fees - Class B	36	193	50	21	308	475	20	244
Servicing fees - Class C	40	223	502	34	368	2,263	29	373
Distribution and/or servicing fees - Other Classes	76	364	19	22	61	20	36	162
Trustees’ fees	7	102	42	4	44	161	4	37
Interest expense	0	0	19	8	0	0	2	2
Total expenses	1,198	9,494	6,327	683	8,510	24,652	574	6,819
Recoupment (reimbursement) by Manager	0	0	0	0	0	0	0	0
Net Expenses	1,198	9,494	6,327	683	8,510	24,652	574	6,819

Net Investment Income (Loss)	649	1,259	(5,214)	(389)	7,051	(17,124)	(30)	1,087

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(23,265)	(103,487)	(55,232)	(14,677)	164	(299,847)	(2,347)	59,400
Net capital gain distributions received from underlying funds	0	0	0	0	0	0	0	0
Net realized (loss) on foreign currency transactions	0	0	0	0	0	0	0	(323)
Net change in unrealized appreciation (depreciation) on investments	1,871	(55,352)	(34,866)	1,782	61,418	(215,417)	(5,621)	(133,289)

Net Gain (Loss)	(21,394)	(158,839)	(90,098)	(12,895)	61,582	(515,264)	(7,968)	(74,212)

Net increase (Decrease) in Assets Resulting from Operations	$(20,745)	$(157,580)	$(95,312)	$(13,284)	$68,633	$(532,388)	$7,998	$(73,125)

See accompanying notes

61
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets A, B, and C Classes

Amounts in thousands	Asset Allocation Fund		Capital Appreciation Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001

Operations:
Net investment income (loss)	$1,351	$972	$950	$1,611
Net realized gain (loss)	(643)	(1,669)	(54,912)	39,604
Net capital gain distributions received from underlying funds	162	679	0	0
Net change in unrealized appreciation (depreciation)	(2,710)	(552)	(74,339)	(117,029)

Net increase (decrease) resulting from operations	(1,840)	(570)	(128,301)	(75,814)

Distributions to Shareholders:
From net investment income
Class A	(120)	(135)	(125)	(342)
Class B	(194)	(240)	0	(15)
Class C	(613)	(595)	0	(18)
Other Classes	(168)	(4)	(1,045)	(2,653)
From net realized capital gains
Class A	0	(133)	0	(29,694)
Class B	0	(290)	0	(21,500)
Class C	0	(700)	0	(26,653)
Other Classes	0	(3)	0	(166,582)
Tax basis return of capital
Class A	0	(21)	0	0
Class B	0	(37)	0	0
Class C	0	(91)	0	0
Other Classes	0	0	0	0

Total Distributions	(1,095)	(2,249)	(1,170)	(247,457)

Fund Share Transactions:
Receipts for shares sold
Class A	2,023	1,477	107,660	68,636
Class B	4,190	1,750	20,050	30,125
Class C	7,310	5,144	30,499	38,451
Other Classes	15,846	46	130,867	202,052
Issued in reorganization
Class A	1,778	0	0	0
Class B	4,583	0	0	0
Class C	18,018	0	0	0
Other Classes	0	0	0	0
Issued as reinvestment of distributions
Class A	126	263	92	23,085
Class B	181	474	0	17,012
Class C	674	1,291	0	21,545
Other Classes	168	7	979	165,433
Cost of shares redeemed
Class A	(1,165)	(521)	(74,234)	(31,493)
Class B	(2,004)	(892)	(15,942)	(13,112)
Class C	(6,295)	(1,705)	(20,604)	(22,932)
Other Classes	(41)	(54)	(112,769)	(223,856)

Net increase (decrease) resulting from Fund share transactions	45,392	7,280	66,598	274,946

Total Increase (Decrease) in Net Assets	42,457	4,461	(62,873)	(48,325)

Net Assets:
Beginning of period	21,491	17,030	745,485	793,810

End of period*	$63,948	$21,491	$682,612	$745,485

* Including net undistributed (overdistributed) investment income of:	$256	$0	$0	$63

See accompanying notes

62
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Equity Income Fund		Global Innovation Fund		Growth Fund		Growth & Income Fund		Mid-Cap Fund
	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,162	$1,655	$(3,920)	$(4,943)	$(13,480)	$(30,999)	$649	$67	$1,259	$5,609
Net realized gain (loss)	4,436	559	(75,309)	(203,537)	(330,252)	29,294	(23,265)	(181)	(103,487)	32,686
Net capital gain distributions received from underlying funds	0	0	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	(5,459)	10,879	(27,773)	(928)	(99,687)	(958,027)	1,871	(1,928)	(55,352)	(100,090)

Net increase (decrease) resulting from operations	139	13,093	(107,002)	(209,408)	(443,419)	(959,732)	(20,745)	(2,042)	(157,580)	(61,795)

Distributions to Shareholders:
From net investment income
Class A	(7)	0	0	0	0	0	(59)	(2)	(733)	(460)
Class B	(5)	0	0	0	0	0	(20)	(2)	(203)	(20)
Class C	(7)	0	0	0	0	0	(28)	(11)	(237)	(1)
Other Classes	(1,135)	(1,398)	0	0	0	0	(236)	(14)	(4,590)	(3,918)
From net realized capital gains
Class A	(1)	0	0	(146)	(1,054)	(16,132)	0	(163)	(1)	(40,551)
Class B	(4)	0	0	(132)	(1,062)	(17,070)	0	(148)	(1)	(27,942)
Class C	(1)	0	0	(242)	(10,030)	(161,834)	0	(830)	(1)	(31,285)
Other Classes	(2,687)	(941)	0	(15)	(250)	(2,273)	0	(1,122)	(8)	(230,353)
Tax basis return of capital
Class A	0	0	0	0	0	0	0	0	(148)	0
Class B	0	0	0	0	0	0	0	0	(102)	0
Class C	0	0	0	0	0	0	0	0	(118)	0
Other Classes	0	0	0	0	0	0	0	0	(837)	0

Total Distributions	(3,847)	(2,339)	0	(535)	(12,396)	(197,309)	(343)	(2,292)	(6,979)	(334,530)

Fund Share Transactions:
Receipts for shares sold
Class A	1,769	0	175,772	180,408	412,929	136,933	13,028	6,362	49,272	98,864
Class B	1,599	0	8,147	110,100	10,905	74,718	7,257	6,117	15,856	31,168
Class C	2,345	0	23,864	198,693	42,864	207,463	9,817	8,031	18,386	31,566
Other Classes	4,414	18,874	9,794	13,473	11,431	19,512	17,377	37,165	243,817	469,615
Issued in reorganization
Class A	0	0	0	0	0	0	0	6,831	0	0
Class B	0	0	0	0	0	0	0	10,224	0	0
Class C	0	0	0	0	0	0	0	10,669	0	0
Other Classes	0	0	0	0	0	0	0	1,634	0	0
Issued as reinvestment of distributions
Class A	6	0	0	119	912	14,171	46	158	626	26,992
Class B	4	0	0	96	816	12,783	16	110	231	20,352
Class C	7	0	0	192	8,368	133,483	23	217	292	25,700
Other Classes	3,807	2,324	0	13	250	2,277	233	1,099	5,279	227,225
Cost of shares redeemed
Class A	(49)	0	(192,215)	(73,034)	(408,609)	(129,782)	(4,606)	(1,242)	(69,327)	(93,920)
Class B	(295)	0	(17,596)	(20,391)	(42,173)	(38,190)	(4,240)	(779)	(20,960)	(16,983)
Class C	(87)	0	(41,286)	(46,002)	(292,781)	(329,646)	(3,978)	(1,962)	(24,268)	(20,226)
Other Classes	(21,492)	(9,302)	(10,147)	(7,405)	(8,261)	(10,917)	(16,764)	(5,691)	(209,834)	(433,796)

Net increase (decrease) resulting from Fund share transactions	(7,972)	11,896	(43,667)	356,262	(263,349)	92,805	18,209	78,943	9,370	366,557

Total Increase (Decrease) in Net Assets	(11,680)	22,650	(150,669)	146,319	(719,164)	(1,064,236)	(2,879)	74,609	(155,189)	(29,768)

Net Assets:
Beginning of period	52,176	29,526	251,067	104,748	1,853,862	2,918,098	79,523	4,914	1,046,408	1,076,176

End of period*	$40,496	$52,176	$100,398	$251,067	$1,134,698	$1,853,862	$76,644	$79,523	$891,219	$1,046,408

* Including net undistributed (overdistributed) investment income of:	$246	$258	$(26)	$(11)	$0	$0	$282	$0	$(1)	$4,856

See accompanying notes

63
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands	Opportunity Fund		Select Growth Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$(5,214)	$(5,804)	$(389)	$(179)
Net realized gain (loss)	(55,232)	(91,653)	(14,677)	(21,734)
Net change in unrealized appreciation (depreciation)	(34,866)	(63,764)	1,782	(4,509)

Net increase (decrease) resulting from operations	(95,312)	(161,221)	(13,284)	(26,422)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	(63)
Class B	0	0	0	(23)
Class C	0	0	0	(37)
Other Classes	0	0	0	(13)
From net realized capital gains
Class A	0	(21,712)	0	0
Class B	0	(6,210)	0	0
Class C	0	(70,885)	0	0
Other Classes	0	(15,578)	0	0

Total Distributions	0	(114,385)	0	(136)

Fund Share Transactions:
Receipts for shares sold
Class A	149,058	103,959	1,921	25,723
Class B	4,118	11,040	1,853	17,648
Class C	13,658	48,446	2,752	28,798
Other Classes	28,571	86,054	25,390	3,352
Issued as reinvestment of distributions
Class A	0	17,532	0	58
Class B	0	5,753	0	18
Class C	0	53,698	0	33
Other Classes	0	15,579	0	13
Cost of shares redeemed
Class A	(154,559)	(115,585)	(9,798)	(6,982)
Class B	(9,073)	(4,165)	(4,210)	(2,898)
Class C	(53,193)	(75,963)	(6,787)	(5,806)
Other Classes	(24,993)	(24,021)	(6,413)	(771)
Net increase (decrease) resulting from Fund share transactions	(46,413)	122,327	4,708	59,186

Total Increase (Decrease) in Net Assets	(141,725)	(153,279)	(8,576)	32,628

Net Assets:
Beginning of period	465,740	619,019	49,510	16,882

End of period*	$324,015	$465,740	$40,934	$49,510

*Including net undistributed (overdistributed) investment income of:	$0	$0	$0	$0

See accompanying notes

64
PIMCO Funds Annual Report 6.30.02

	Small-Cap Value Fund		Target Fund		Tax-Efficient Equity Fund		Value Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$7,051	$5,873	$(17,124)	$(28,752)	$(30)	$(143)	$1,087	$1,401
Net realized gain (loss)	164	3,623	(299,847)	53,505	(2,347)	(3,944)	59,077	54,109
Net change in unrealized appreciation (depreciation)	61,418	91,887	(215,417)	(742,480)	(5,621)	(4,831)	(133,289)	14,744
Net increase (decrease) resulting from operations	68,633	101,383	(532,388)	(717,727)	(7,998)	(8,918)	(73,125)	70,254

Distributions to Shareholders:
From net investment income
Class A	(974)	(2,426)	0	0	0	0	0	(159)
Class B	(385)	(1,108)	0	0	0	0	0	(116)
Class C	(361)	(1,452)	0	0	0	0	0	(235)
Other Classes	(375)	(1,074)	0	0	0	0	0	(596)
From net realized capital gains
Class A	0	0	0	(49,002)	0	0	(7,537)	0
Class B	0	0	0	(45,904)	0	0	(9,045)	0
Class C	0	0	0	(245,977)	0	0	(14,232)	0
Other Classes	0	0	0	(3,605)	0	0	(15,918)	0

Total Distributions	(2,095)	(6,060)	0	(344,488)	0	0	(46,732)	(1,106)

Fund Share Transactions:
Receipts for shares sold
Class A	265,037	89,956	826,706	331,361	1,672	2,125	276,810	48,610
Class B	116,848	19,417	27,334	189,672	1,226	3,831	184,075	28,340
Class C	136,343	34,003	71,947	367,261	2,595	5,489	227,395	42,665
Other Classes	130,551	53,473	46,827	16,311	2,554	5,588	135,000	65,796
Issued as reinvestment of distributions
Class A	740	1,715	1	38,631	0	0	6,056	141
Class B	293	796	0	31,591	0	0	6,394	80
Class C	245	1,055	0	181,069	0	0	11,894	203
Other Classes	327	955	0	3,531	0	0	15,219	595
Cost of shares redeemed
Class A	(139,406)	(92,401)	(826,908)	(233,299)	(2,027)	(3,157)	(71,509)	(30,185)
Class B	(27,049)	(14,548)	(54,906)	(53,673)	(3,181)	(3,147)	(20,086)	(7,756)
Class C	(30,576)	(20,022)	(235,582)	(274,379)	(3,627)	(4,916)	(34,419)	(19,713)
Other Classes	(99,497)	(44,718)	(8,795)	(2,812)	(5,462)	(7,336)	(102,619)	(44,285)
Net increase (decrease) resulting from Fund share transactions	353,856	29,681	(153,376)	595,264	(6,250)	(1,523)	634,210	84,491

Total Increase (Decrease) in Net Assets	420,394	125,004	(685,764)	(466,951)	(14,248)	(10,441)	514,353	153,639

Net Assets:
Beginning of period	409,966	284,962	1,763,821	2,230,772	46,366	56,807	319,812	166,173

End of period*	$830,360	$409,966	$1,078,057	$1,763,821	$32,118	$46,366	$834,165	$319,812

*Including net undistributed (overdistributed) investment income of:	$9,196	$2,095	$0	$0	$1	$0	$52,972	$38,914

See accompanying notes

65
6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements A, B and C Classes

June 30, 2002

1.    Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.    Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income.    Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency.    Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders.    Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Asset Allocation and Equity Income Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations.    Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes.    Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends.    Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation Fund—$11,293; Equity Income Fund—$4,258; Global Innovation Fund—$14,067; Growth Fund—$53,217; Growth & Income Fund—$4,216; Select Growth—$3,548; Small-Cap Value Fund—$11,190: Target Fund—$57,439; Tax-Efficient Equity Fund—$1,694; and Value Fund—$92,194.

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PIMCO Funds Annual Report 6.30.02

Futures and Options.    Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability, which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Forward Currency Transactions.    Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains (losses) are recorded. Realized gains (losses) are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Securities Lending.    Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements.    Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions.    Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3.    Fees, Expenses, and Related Party Transactions

Investment Advisory Fee.    Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Growth & Income, Select Growth, and Small-Cap Value Funds; 0.65% for the Opportunity Fund; 1.00% for the Global Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under which the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

The Asset Allocation Fund does not pay any fees to the Adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by PIMCO Advisors. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements A, B and C Classes (Cont.)
June 30, 2002

Administration Fee.    The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.50% for the Equity Income and Growth & Income Funds; 0.60% for the Global Innovation Fund; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15%* for the Asset Allocation Fund; 0.40% for the Global Innovation Fund; 0.50% for the Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.75% for the Equity Income and Growth & Income; 0.85% for the Global Innovation Fund; and 0.65% for all other Funds.

*
The Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Distribution and Servicing Fees.    PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares.

The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B, and C shares. For the period ended June 30, 2002, PFD received $17,495,265 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.    The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. The Adviser has agreed to waive a portion of Global Innovation Fund’s administrative fees to the extent that the payment of the Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
Global Innovation Fund	1.40%	1.65%	1.85%	2.60%	2.60%	1.85%

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive

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PIMCO Funds Annual Report 6.30.02

any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
Asset Allocation Fund	$58,002	$10,145
Capital Appreciation Fund	838,763	738,504
Equity Income Fund	20,141	30,028
Global Innovation Fund	460,334	511,000
Growth Fund	1,090,413	1,383,986
Growth & Income Fund	96,021	77,682
Mid-Cap Fund	1,528,161	1,484,558
Opportunity Fund	742,311	776,335
Select Growth Fund	76,628	75,414
Small-Cap Value Fund	463,049	162,527
Target Fund	1,503,503	1,667,176
Tax-Efficient Equity Fund	7,416	13,413
Value Fund	1,384,981	850,853

5.    Subsequent Events

It is anticipated that PIMCO Funds Advisors LLC will replace Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) as the Adviser to the Funds within calendar year 2002. PIMCO Funds Advisors LLC is a wholly-owned indirect subsidiary of ADAM L.P. This change would not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

6.    Risk Factors of the Fund

Investing in the Underlying Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements A, B and C Classes (Cont.)
June 30, 2002

7.    Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax Appreciation/ (Depreciation) on Investments (1)	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities (2)	Other Book-to-Tax Accounting Differences (3)	Net Capital Loss Carryovers (4)	Post-October Losses (5)
Asset Allocation Fund	$256	$0	$(6,212)	$0	$0	$(3,002)	$(47)
Capital Appreciation Fund	0	0	(30,230)	0	0	(40,459)	(24,848)
Equity Income Fund	246	1,598	3,217	2	0	0	0
Global Innovation Fund	0	0	(21,599)	0	(7)	(233,557)	(42,655)
Growth Fund	0	0	46,629	0	0	(231,678)	(96,878)
Growth & Income Fund	282	0	(57)	0	0	(35,187)	(8,812)
Mid-Cap Fund	0	0	28,633	0	0	(124,682)	(29,691)
Opportunity Fund	0	0	8,708	0	0	(137,427)	(11,515)
Select Growth Fund	0	0	(1,944)	0	0	(29,157)	(7,034)
Small-Cap Value Fund	9,196	0	93,572	0	0	0	(6,211)
Target Fund	0	0	3,090	0	0	(158,042)	(162,630)
Tax-Efficient Equity Fund	0	0	(179)	(1)	0	(9,163)	(916)
Value Fund	52,972	0	(124,273)	0	0	(224)	(33)

(1) Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals, PFIC mark-to-market and REIT return of capital adjustments for federal income tax purposes.
(2) Adjusted for foreign currency transactions.
(3) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(4) Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2010.
(5) Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
Asset Allocation Fund	$1,095	$0	$0
Capital Appreciation Fund	1,170	0	0
Equity Income Fund	1,257	2,590	0
Global Innovation Fund	0	0	0
Growth Fund	0	12,396	0
Growth & Income Fund	343	0	0
Mid-Cap Fund	5,763	11	1,205
Opportunity Fund	0	0	0
Select Growth Fund	0	0	0
Small-Cap Value Fund	2,095	0	0
Target Fund	0	0	0
Tax-Efficient Equity Fund	0	0	0
Value Fund	46,732	0	0

(6) Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

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PIMCO Funds Annual Report 6.30.02

8.    Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)
PIMCO Growth & Income Fund	PIMCO Equity Income Fund	06/22/2001	3,343	$30,230	$30,230	$48,086	$78,316	$(872)

PIMCO Asset Allocation Fund	PIMCO 90/10 Portfolio	10/26/2001	1,864	17,783	17,783	22,875	47,253	(2,273)
	PIMCO 30/70 Portfolio	10/26/2001	691	6,596	6,596	22,875	47,253	6

9.    Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund				Capital Appreciation Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	143	$2,023	143	$1,477	6,810	$107,660	3,267	$68,636
Class B	357	4,190	164	1,750	1,302	20,050	1,494	30,125
Class C	901	7,310	481	5,144	1,982	30,499	1,881	38,451
Other Classes	1,666	15,846	4	46	8,195	130,867	8,838	202,052
Shares issued in reorganization
Class A	185	1,778	0	0	0	0	0	0
Class B	481	4,583	0	0	0	0	0	0
Class C	1,889	18,018	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	13	126	25	263	6	92	1,130	23,085
Class B	19	181	45	474	0	0	862	17,012
Class C	70	674	122	1,291	0	0	1,090	21,545
Other Classes	18	168	1	7	60	979	8,078	165,433
Cost of shares redeemed
Class A	(122)	(1,165)	(50)	(521)	(4,702)	(74,234)	(1,469)	(31,493)
Class B	(207)	(2,004)	(85)	(892)	(1,048)	(15,942)	(660)	(13,112)
Class C	(651)	(6,295)	(159)	(1,705)	(1,343)	(20,604)	(1,159)	(22,932)
Other Classes	(4)	(41)	(5)	(54)	(7,118)	(112,769)	(10,161)	(223,856)
Net increase resulting from Fund share transactions	4,758	$45,392	686	$7,280	4,144	$66,598	13,191	$274,946

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements A, B and C Classes (Cont.)
June 30, 2002

	Equity Income Fund				Global Innovation Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	148	$1,769	0	$0	23,824	$175,772	12,371	$180,408
Class B	134	1,599	0	0	1,034	8,147	6,613	110,100
Class C	196	2,345	0	0	3,168	23,864	12,037	198,693
Other Classes	379	4,414	1,771	18,874	1,115	9,794	828	13,473
Shares issued in reorganization
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	1	6	0	0	0	0	7	119
Class B	0	4	0	0	0	0	6	96
Class C	1	7	0	0	0	0	12	192
Other Classes	346	3,807	221	2,324	0	0	1	13
Cost of shares redeemed
Class A	(4)	(49)	0	0	(26,129)	(192,215)	(6,219)	(73,034)
Class B	(25)	(295)	0	0	(2,400)	(17,596)	(1,665)	(20,391)
Class C	(7)	(87)	0	0	(5,598)	(41,286)	(3,752)	(46,002)
Other Classes	(1,768)	(21,492)	(812)	(9,302)	(1,185)	(10,147)	(548)	(7,405)
Net increase (decrease) resulting from Fund share transactions	(599)	$(7,972)	1,180	$11,896	(6,171)	$(43,667)	19,691	$356,262

	Growth Fund				Growth & Income Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	20,694	$412,929	3,933	$136,933	1,729	$13,028	651	$6,362
Class B	585	10,905	2,423	74,718	956	7,257	615	6,117
Class C	2,310	42,864	6,875	207,463	1,297	9,817	744	8,031
Other Classes	613	11,431	789	19,512	2,280	17,377	3,740	37,165
Shares issued in reorganization
Class A	0	0	0	0	0	0	774	6,831
Class B	0	0	0	0	0	0	1,166	10,224
Class C	0	0	0	0	0	0	1,218	10,669
Other Classes	0	0	0	0	0	0	184	1,634
Issued as reinvestment of distributions
Class A	42	912	436	14,171	6	46	16	158
Class B	43	816	447	12,783	2	16	11	110
Class C	445	8,368	4,671	133,483	3	23	21	217
Other Classes	13	250	79	2,277	31	233	107	1,099
Cost of shares redeemed
Class A	(20,257)	(408,609)	(3,851)	(129,782)	(607)	(4,606)	(130)	(1,242)
Class B	(2,311)	(42,173)	(1,478)	(38,190)	(566)	(4,240)	(78)	(779)
Class C	(15,945)	(292,781)	(12,090)	(329,646)	(523)	(3,978)	(213)	(1,962)
Other Classes	(441)	(8,261)	(396)	(10,917)	(2,232)	(16,764)	(550)	(5,691)
Net increase (decrease) resulting from Fund share transactions	(14,209)	$(263,349)	1,838	$92,805	2,376	$18,209	8,276	$78,943

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PIMCO Funds Annual Report 6.30.02

	Mid-Cap Fund				Opportunity Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	2,612	$49,272	3,815	$98,864	8,930	$149,058	4,546	$103,959
Class B	868	15,856	1,266	31,168	301	4,118	526	11,040
Class C	1,009	18,386	1,308	31,566	979	13,658	2,586	48,446
Other Classes	12,709	243,817	17,531	469,615	2,040	28,571	4,509	86,054
Shares issued in reorganization
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	34	626	1,129	26,992	0	0	801	17,532
Class B	13	231	879	20,352	0	0	318	5,753
Class C	16	292	1,110	25,700	0	0	2,971	53,698
Other Classes	279	5,279	9,390	227,225	0	0	847	15,579
Cost of shares redeemed
Class A	(3,667)	(69,327)	(3,516)	(93,920)	(9,230)	(154,559)	(4,987)	(115,585)
Class B	(1,162)	(20,960)	(726)	(16,983)	(688)	(9,073)	(221)	(4,165)
Class C	(1,339)	(24,268)	(839)	(20,226)	(3,886)	(53,193)	(3,998)	(75,963)
Other Classes	(10,960)	(209,834)	(16,826)	(433,796)	(1,791)	(24,993)	(1,358)	(24,021)
Net increase (decrease) resulting from Fund share transactions	412	$9,370	14,521	$366,557	(3,345)	$(46,413)	6,540	$122,327

	Select Growth Fund				Small-Cap Value Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	140	$1,921	1,077	$25,723	13,213	$265,037	5,377	$89,956
Class B	136	1,853	790	17,648	5,962	116,848	1,148	19,417
Class C	198	2,752	1,277	28,798	6,783	136,343	2,008	34,003
Other Classes	1,930	25,390	139	3,352	6,281	130,551	3,085	53,473
Shares issued in reorganization
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	0	0	3	58	40	740	111	1,715
Class B	0	0	1	18	16	293	52	796
Class C	0	0	1	33	13	245	69	1,055
Other Classes	0	0	1	13	17	327	61	955
Cost of shares redeemed
Class A	(696)	(9,798)	(387)	(6,982)	(7,193)	(139,406)	(5,696)	(92,401)
Class B	(311)	(4,210)	(161)	(2,898)	(1,357)	(27,049)	(912)	(14,548)
Class C	(494)	(6,787)	(308)	(5,806)	(1,574)	(30,576)	(1,236)	(20,022)
Other Classes	(494)	(6,413)	(28)	(771)	(4,988)	(99,497)	(2,666)	(44,718)
Net increase (decrease) resulting from Fund share transactions	409	$4,708	2,405	$59,186	17,213	$353,856	1,401	$29,681

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements A, B and C Classes (Cont.)
June 30, 2002

	Target Fund				Tax-Efficient Equity Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	54,172	$826,706	12,589	$331,361	181	$1,672	191	$2,125
Class B	1,911	27,334	7,613	189,672	131	1,226	346	3,831
Class C	4,979	71,947	15,179	367,261	282	2,595	494	5,489
Other Classes	2,732	46,827	739	16,311	269	2,554	505	5,588
Issued as reinvestment of distributions
Class A	0	1	1,577	38,631	0	0	0	0
Class B	0	0	1,430	31,591	0	0	0	0
Class C	0	0	8,201	181,069	0	0	0	0
Other Classes	0	0	144	3,531	0	0	0	0
Cost of shares redeemed
Class A	(53,896)	(826,908)	(9,384)	(233,299)	(215)	(2,027)	(278)	(3,157)
Class B	(3,953)	(54,906)	(2,623)	(53,673)	(347)	(3,181)	(291)	(3,147)
Class C	(16,744)	(235,582)	(12,478)	(274,379)	(395)	(3,627)	(451)	(4,916)
Other Classes	(557)	(8,795)	(120)	(2,812)	(589)	(5,462)	(656)	(7,336)
Net increase (decrease) resulting from Fund share transactions	(11,356)	$(153,376)	22,867	$595,264	(683)	$(6,250)	(140)	$(1,523)

	Value Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	17,867	$276,810	3,348	$48,610
Class B	12,113	184,075	1,906	28,340
Class C	14,911	227,395	2,908	42,665
Other Classes	8,658	135,000	4,344	65,796
Issued as reinvestment of distributions
Class A	408	6,056	10	141
Class B	435	6,394	6	80
Class C	809	11,894	15	203
Other Classes	1,020	15,219	43	595
Cost of shares redeemed
Class A	(4,649)	(71,509)	(2,156)	(30,185)
Class B	(1,340)	(20,086)	(553)	(7,756)
Class C	(2,283)	(34,419)	(1,403)	(19,713)
Other Classes	(6,683)	(102,619)	(3,189)	(44,285)
Net increase resulting from Fund share transactions	41,266	$634,210	5,279	$84,491

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PIMCO Funds Annual Report 6.30.02

Report of Independent Accountants

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the Asset Allocation Fund, Capital Appreciation Fund, Equity Income Fund, Global Innovation Fund, Growth Fund, Growth & Income Fund, Mid-Cap Fund, Opportunity Fund, Select Growth Fund, Small-Cap Value Fund, Target Fund, Tax-Efficient Equity Fund and Value Fund (hereafter referred to as the “Funds”) at June 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

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6.30.02 PIMCO Funds Annual Report

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction.    Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Capital Appreciation Fund	100.00%
Equity Income Fund	100.00%
Growth & Income Fund	100.00%
Mid-Cap Fund	100.00%
Small-Cap Value Fund	100.00%
Value Fund	8.95%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.

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PIMCO Funds Annual Report 6.30.02

PIMCO Management of Trust Information A, B and C Classes

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.

Non– Interested Trustees

E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust

Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None

Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None

Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.

W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None

Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando—McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

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6.30.02 PIMCO Funds Annual Report

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.

Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.

John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

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PIMCO Funds Annual Report 6.30.02

PIMCO Funds Multi-Manager Series

Manager	Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Funds Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

1
6.30.02 PIMCO Funds Annual Report

More Investment Choices From PIMCO Funds

This past year, PIMCO Funds joined with two premier asset management firms—Dresdner RCM Global Investors and Nicholas-Applegate Capital Management (NACM)—to add 18 new stock portfolios to our existing fund family. Importantly, the addition of these funds means an even greater level of investment flexibility for our shareholders.

Keeping It In the Family

Like PIMCO Funds Distributors, Dresdner RCM and NACM are members of the Allianz Group—one of the world’s largest providers of financial services.

For More Information

To find out more, contact your financial advisor. You can also call PIMCO Funds at 1-800-426-0107. Or visit us online at www.pimcofunds.com.

Introducing the PIMCO NACM and PIMCO RCM Funds:

PIMCO NACM Core Equity Fund	PIMCO RCM Large-Cap Growth Fund

PIMCO NACM Value Fund	PIMCO RCM Tax-Managed Growth Fund

PIMCO NACM Flex-Cap Value Fund	PIMCO RCM Mid-Cap Fund

PIMCO NACM Growth Fund	PIMCO RCM Global Equity Fund

PIMCO NACM Global Fund	PIMCO RCM Global Small-Cap Fund

PIMCO NACM International Fund	PIMCO RCM International Growth Equity Fund

PIMCO NACM Pacific Rim Fund	PIMCO RCM Emerging Markets Fund

PIMCO RCM Europe Fund

PIMCO RCM Global Healthcare Fund

PIMCO RCM Global Technology Fund

PIMCO RCM Biotechnology Fund

Receive Electronic Shareholder Communications

Sign up to receive annual and semi-annual reports, prospectuses and more through the Internet, eliminating the paper mailings you’ve received from us in the past.

Just go to www.pimcofunds.com/edelivery and complete the short enrollment form.

PZ008.8/02

PIMCO

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

A CLOSED-END

FUND SPECIALIZING

IN INVESTMENTS

IN COMMERCIAL

MORTGAGE-BACKED

SECURITIES

JUNE 30, 2002

SEMI-ANNUAL REPORT

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO currently manages over $221 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) is one of the largest investment management companies in the United States with assets under management of more than $346 billion as of June 30, 2002 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Effective July 31, 2002, PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), in compliance with New Rule 35d-1 under the Investment Company Act of 1940, as amended, adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets and amounts borrowed for investment purposes in commercial mortgage-backed securities (“CMBS”). For this purpose, “CMBS” are fixed income instruments representing interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties. The Fund has also adopted a policy to provide shareholders at least 60 days’ prior notice of any change in this investment policy of the Fund. Prior to the change, the Fund was subject to a similar requirement with regard to 65% of its total assets. Pacific Investment Management Company LLC (“PIMCO”) does not believe that the new policy will result in any changes in the Fund’s investment portfolio, as it currently complies with the higher content standard.

LETTER TO OUR SHAREHOLDERS

For the fiscal half year ended June 30, 2002, the PIMCO Commercial Mortgage Securities Trust returned 5.51% based on net asset value and a favorable 6.51% return based on its NYSE share price. In comparison, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returned 3.79% for the same period. Longer-term performance has continued to be strong with the Fund posting an annualized return based on NYSE share price of 8.43% and a return based on net asset value of 11.19% for the five-year period ended June 30, 2002, outperforming the Lehman Index return of 7.57%.

Financial markets were unsettled despite positive indicators about the health of the U.S. economy, the engine of global growth over the past several years. The U.S. continued to grow faster than Europe or Japan after emerging from a mild recession last year. Nevertheless, business investment remained weak, raising doubts about the staying power of the recovery. Still, rebounds in manufacturing, subdued inflation, continued productivity gains, an accommodative Federal Reserve and stimulative fiscal policy have provided grounds for optimism.

Any optimism about the direction of the real economy was thoroughly undermined, however, by the growing loss of confidence in financial markets and in the economic model that produced the New Age Economy. Outrage about the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt performance of corporate bonds, especially in the telecom and energy/utility sectors. Demand for U.S. assets declined among investors already nervous about lofty equity valuations, a potential slowing of the recovery later this year and a swelling U.S. current account deficit. This dramatic shift in investor sentiment helped drive the dollar down 12% against the euro and pushed it 10% lower versus the yen.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance in light of economic and financial market activities.

We are optimistic that 2002 will continue to be a successful year for Fund investors. As always, we appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this semi-annual report.

Sincerely,
Brent R. Harris
Chairman of the Board

July 31, 2002

1
Semi-Annual Report
June 30, 2002

ABOUT THE FUND

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund’s primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gains from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value (“NAV”), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund’s NYSE trading symbol is “PCM.” Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron’s in a table titled “Closed-End Funds.”

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund’s mailing list.

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Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW

Economic and Market Review

Signs of a rebound in the U. S. economy and expectations of Federal Reserve tightening drove interest rates higher in the first quarter, depressing bond market returns. Treasury yields rose across all maturities, led by the two- and the five- year, which climbed 0.70% and 0.54%, respectively. Yields fell earlier in the quarter but reversed course sharply in late February and March after positive economic reports suggested that a cyclical turning point was at hand.

Industrial production rose in February for the second straight month. This increase signaled that battered manufacturers were gearing up to meet demand after businesses slashed inventories at a record pace during the fourth quarter of 2001. Consumer confidence rose in March in the largest monthly gain since the last recession ended in 1991. Housing starts climbed to their highest level in three years while growth in durable goods orders beat expectations. Government spending, particularly higher outlays on defense, homeland security and Medicare/ Medicaid, provided stimulus.

Bonds received no support from the Federal Reserve during the first quarter, as the central bank remained on the sidelines after easing 11 times last year. In a shift from its previous stance, the Fed laid the groundwork for rate increases by declaring that risks in the economy were no longer tilted toward weakness.

Despite clear indications of a rebound, reduced capital spending continued to exert a drag on the economy during the first quarter. This ongoing corporate retrenchment, which also featured a reduction in equity buybacks, was designed to enhance free cash flow and rehabilitate credit quality that had been eroded by the borrowing and investment binge of the late 1990s. Credit rehab included restructuring of corporate balance sheets that in the eyes of investors and rating agencies had become too reliant on short- term financing such as commercial paper. New corporate bond issuance surged during the first quarter as companies refinanced much of their commercial paper with longer-term bonds.

3
Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Most bond markets gained during the second quarter as investors sought safe haven amid turbulence in other financial markets. Interest rates fell worldwide with yields on Treasuries declining as much as 0.91% in the short/intermediate portion of the yield curve. The broad U.S. bond market performed well during the quarter even as global stock markets declined and the U.S. dollar fell sharply against the euro and the yen.

Financial markets were unsettled despite positive indicators about the health of the U.S. economy, the engine of global growth over the past several years. The U.S. continued to grow faster than Europe or Japan after emerging from a mild recession last year. Nevertheless, business investment remained weak, raising doubts about the staying power of the recovery. Still, rebounds in manufacturing, subdued inflation, continued productivity gains, an accommodative Federal Reserve and stimulative fiscal policy have provided grounds for optimism.

Any optimism about the direction of the real economy was thoroughly undermined, however, by the growing loss of confidence in financial markets and in the economic model that produced the New Age Economy. Outrage about the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt performance of corporate bonds, especially in the telecom and energy/utility sectors. Demand for U.S. assets declined among investors already nervous about lofty equity valuations, a potential slowing of the recovery later this year and a swelling U.S. current account deficit. This dramatic shift in investor sentiment helped drive the dollar down 12% against the euro and pushed it 10% lower versus the yen.

4
Semi-Annual Report
June 30, 2002

Dividends

The Fund maintained an uninterrupted and constant dividend throughout the six-month period, holding the monthly per share rate steady at $0.09375. These dividend payouts, excluding the special dividend, equate to an annualized dividend yield of 7.76% based on the Fund’s NYSE share trading price as of June 30, 2002.

5
Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Performance

For the six-month period ended June 30, 2002, the Fund delivered a total return investment performance of 5.51% based on net asset value and a 6.51% return based on its NYSE share price. These total returns outperformed the 3.79% return of the Lehman Brothers Aggregate Bond Index over the fiscal period. Fund performance was helped significantly when the S&P and Fitch IBCA, two national rating agencies, upgraded a number of the Fund’s holdings.

The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through June 30, 2002, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

Investment Performance for the Periods Ended 6/30/2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception 9/2/93*
Fund Net Asset Value	5.51%	10.00%	9.46%	8.43%	8.49%
Fund NYSE Market Value	6.51%	15.88%	12.57%	11.19%	10.13%
Lehman Brothers
Aggregate Bond Index	3.79%	8.63%	8.11%	7.57%	N/A

* Average annual total return

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Semi-Annual Report
June 30, 2002

NYSE share price performance was boosted over the half year as the Fund’s trading premium to its net asset value increased, advancing from a premium of 10.12% to a premium of 11.63%. Over the course of the past six months, there has been some variability in the premium to net asset value. However, there has been an overall increase in the premium to net asset value as concerns of inflation remain muted.

CMBS Issuance

CMBS issuance during the first half of 2002 totaled $27.8 billion, representing an 18% decrease from mid-year 2001.

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June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Credit Spreads

Bonds with yield cushions, such as mortgages, non-investment-grade corporates and emerging market issues, posted positive absolute returns during the first quarter despite the headwind of rising rates. Mortgages outperformed Treasuries and corporates on a duration-adjusted basis. The sector benefited from relatively low volatility, high yields and demand from investors worried about corporate credit and accounting issues. Yield spreads between CMBS and 10-year Treasuries decreased over the first quarter with spreads on AAA-rated CMBS dropping increasing 0.12% and spreads on A-rated CMBS up by 0.29%.

* 7 to 10 year U.S. Treasury Bonds as of June 30, 2002.

U.S. Treasuries performed the best during the second quarter in which worried investors sought refuge in safe, stable and liquid assets. Mortgages trailed Treasuries nominally but outperformed modestly on a like-duration basis. Bolstered by strong credit quality and a yield advantage versus Treasuries, the mortgage sector brushed off the risk that lower mortgage rates will spark a new wave of prepayments. Evidence of this lack of concern was that discount (lower-coupon) mortgages remained a bargain versus fuller coupons despite the refinancing risk posed by lower rates. Yield spreads between CMBS and 10-year Treasuries were declined over the second quarter with spreads on AAA-rated CMBS decreasing 0.18% and spreads on A-rated CMBS down by 0.24%.

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June 30, 2002

Quality Ratings

Throughout the six-month period, the portfolio’s average quality has continued to revolve around an A rating. This represents an increase over 2001 when the portfolio’s average quality revolved around a BBB+ rating. Every portfolio holding is regularly scrutinized and evaluated in an effort to assure that each security retains healthy characteristics and that each remains a viable holding in relation to the portfolio.

* As rated by Standard & Poor’s or the equivalent
    by Moody’s, Duff & Phelps or Fitch IBCA

Sector Allocations

The Fund features its greatest sector concentrations in multi-class and multi-family CMBS. Multi-class CMBS provides diversification benefits and multi-family CMBS is selected due to the traditional and stable nature of the property type. Over the past several years, real estate fundamentals have remained solid with all sectors performing relatively well. We do not see any major change in the near term, however, we will continue to monitor the portfolio with regards to changes in the real estate market and make adjustments when appropriate.

* A mix of all type of commercial properties

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Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Secular Market Outlook

A 20-year era of disinflation, driven by forces such as globalization, technological innovation, shrinking government and preemptive central bank tightening, is drawing to a close. Over the next three to five years, reflationary trends will dominate and sustain a mild global recovery, with inflation peaking at 3% to 4% in the U.S. Key elements of our secular forecast include:

•	Governments and central banks, alarmed by the threat of global deflation, will employ fiscal/monetary stimulus to restore corporate pricing power and help overburdened borrowers service their debt.

•
Private sector excesses such as the Enron scandal and dot.com/telecom fiascoes will result in increased regulation and stricter fiduciary oversight. The impact of this “fiduciary enlightenment” will be an increase in the cost of capital, which in a finance based economy will translate into upward pressure on prices.

•	Political unrest and prospects for war following the terrorist attacks of September 11 point to reflationary increases in defense spending.

•	The diminished allure of U.S. assets and concern about the persistent U.S. current account deficit will cause the dollar to weaken, adding to inflationary pressure.

•	Reflation will be tempered by a significant increase in manufactured exports from China, which will remain cheap as 300 million farm workers migrate to factories.

•
Interest rates will be biased higher, with longer-term yields climbing to 6% or more. Yield curves will remain positively sloped and even steepen in the face of monetary and fiscal stimulus and more expensive long-term corporate debt.

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June 30, 2002

Cyclical Market Outlook

The U.S. cyclical recovery will slow in the second half of 2002 as a rebound in business investment, a critical ingredient for sustaining the recovery’s pace, fails to materialize. Besides the headwinds of high debt levels, excess capacity and minimal pricing power, companies face grave investor concerns about their corporate governance and accounting practices. This is not an environment that will encourage increased investment. Other sectors of the economy are unlikely to spur growth. The consumer and housing sectors, which never sank into recession last year, will hold steady but not accelerate. Increased government spending will not be enough to offset the impact of a weak corporate sector. The Federal Reserve will not take back its post-September 11 easings while the corporate sector is moribund.

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June 30, 2002

FINANCIAL HIGHLIGHTS

Selected Per Share Data for the Year or Period Ended:	For the six months ended June 30, 2002 (Unaudited)	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 1999	For the year ended December 31, 1998
Net asset value, beginning of period	$12.85	$12.86	$12.89	$13.74	$13.97
Net investment income	0.63	1.28	1.39	1.08	1.24
Net realized/unrealized gain (loss) on investments	0.06	0.06	(0.10)	(0.75)	(0.25)
Total from investment operations	0.69	1.34	1.29	0.33	0.99
Less dividends from net investment income	(0.56)	(1.35)	(1.32)	(1.18)	(1.22)

Net asset value, end of period	$12.98	$12.85	$12.86	$12.89	$13.74

Per share market value, end of period	$14.49	$14.15	$12.56	$12.00	$13.75

Total investment return
Per share market value (a)	14.16%	24.20%	16.60%	(4.42)%	9.86%
Per share net asset value (b)	5.15%	10.69%	10.50%	2.44%	7.33%

Ratios to average net assets
Operating expenses (excluding interest expense)	(0.32)%	1.12%	1.01%	1.01%	0.99%
Total operating expenses	1.06%	3.28%	4.15%	3.16%	3.61%
Net investment income	9.73%	9.67%	10.79%	7.97%	8.81%

Supplemental data
Net assets, end of period (000s)	$143,672	$141,746	$141,581	$141,860	$151,222
Amount of borrowings outstanding, end of period (in thousands)	$72,692	$63,448	$72,034	$52,233	$59,990
Portfolio turnover rate	16.80%	59.90%	104.73%	1.86%	7.92%

(a)
Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(b)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share.

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Semi-Annual Report
See accompanying notes June 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands, except per share amounts	June 30, 2002 (Unaudited)

Assets:
Investments in securities, at market value (Identified cost: $219,367)	$215,840
Cash	42
Interest and dividends receivable	1,982
Paydown receivable	188
Other assets	20

Total assets	218,072

Liabilities:
Reverse repurchase agreements	$72,962
Dividends payable	1,038
Accrued investment manager’s fee	257
Accrued administration fee	35
Other liabilities	108

Total liabilities	74,400

Net assets applicable to outstanding stock	$143,672

Net Assets Consist of:
Capital stock—authorized 300 million shares, $.001 par value; outstanding 11,072,426 shares	$11
Additional paid in capital	153,122
Undistributed net investment income	836
Accumulated net realized (loss) from investments	(6,770)
Net unrealized (depreciation) of investments	(3,527)

$143,672

Net asset value per share outstanding	$12.98

STATEMENT OF OPERATIONS

Amounts in thousands	For the six months ended June 30, 2002 (Unaudited)

Investment income:
Interest, net of foreign taxes	$8,440

Total Income	8,440

Expenses:
Investment manager fees	513
Administration fees	71
Custodian and portfolio accounting fees	37
Directors’ fees	68
Proxy expense	10
Legal fee	50
Audit fee	12
Interest expense	691
Other expenses	64

Total expenses	1,516

Net investment income	6,924

Net realized and unrealized gain (loss):
Net realized (loss) on investments	(828)
Net change in unrealized appreciation on investments	1,480
Net gain on investments	652

Net increase in assets resulting from operations	$7,576

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Semi-Annual Report
See accompanying notes June 30, 2002

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands except per share amounts	For the six months ended June 30, 2002 (Unaudited)	For the year ended December 31, 2001
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,924	$14,074
Net realized (loss) on investments	(828)	(34)
Net change in unrealized appreciation on investments	1,480	701
Net increase resulting from operations	7,576	14,741

Distributions to Shareholders:
From net investment income	(6,222)	(14,854)

Fund Share Transactions:
Issued as reinvestment of distributions (41,945 and 20,894 shares, respectively)	572	278

Total Increase in Net Assets	$1,926	$165

Net Assets:
Beginning of period	141,746	141,581
End of period *	$143,672	$141,746

* Including net undistributed investment income of:	$836	$134

STATEMENT OF CASH FLOWS

Amounts in thousands	For the six months ended June 30, 2002 (Unaudited)
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Portfolio shares	$0
Redemptions of Portfolio shares	0
Cash distributions paid	(4,615)
Proceeds from financing transactions	0
Net increase from financing activities	(4,615)

Operating Activities
Purchases of long-term securities and foreign currency	(54,322)
Proceeds from sales of long-term securities and foreign currency	53,686
Purchases of short-term securities (net)	(7,386)
Net investment income	6,924
Change in other receivables/payables (net)	5,755

Net increase from operating activities	4,657

Net Increase in Cash and Foreign Currency	42

Cash and Foreign Currency
Beginning of period	0
End of period	$42

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See accompanying notes June 30, 2002

SCHEDULE OF INVESTMENTS

(UNAUDITED)

	Principal Amount (000s)	Value (000s)
COMMERCIAL MORTGAGE-BACKED SECURITIES 129.0%
Healthcare 11.9%
LTC Commercial Corp.
9.200% due 11/28/2012	$1,500	$1,489
9.300% due 06/15/2026 (b)(d)	437	436
Red Mountain Funding Corp.
7.072% due 01/15/2019 (d)	2,000	1,300
7.471% due 01/15/2019 (d)	1,000	331
8.922% due 01/15/2019 (d)	1,000	277
9.150% due 11/28/2027 (d)	3,200	1,920
SC Commercial
7.050% due 11/28/2013 (b)(d)	5,000	4,981
7.800% due 11/28/2013 (b)(d)	5,000	4,981
Team Fleet Financing Corp.
6.900% due 07/25/2003 (d)	1,500	1,410

		17,125

Hospitality 20.8%
CS First Boston Mortgage Securities Corp.
3.051% due 12/15/2011 (d)(e)	2,000	2,045
German American Capital Corp.
8.535% due 10/10/2002 (d)	2,000	2,009
Goldman Sachs Mortgage Corp.
6.624% due 05/03/2018 (b)(d)	2,000	2,074
GS Mortgage Securities Corp.
6.044% due 08/15/2018 (d)	941	969
Host Marriott Pool Trust
8.310% due 08/03/2009 (b)(d)	2,000	2,103
Hotel First
8.520% due 08/05/2008 (b)(d)	2,404	2,365
NACC Cooper Hotel
7.500% due 07/15/2013 (d)	6,189	6,600
Residential Funding Mortgage Securities I
7.000% due 05/25/2011	903	923
SHC Essex II LLC
4.240% due 04/15/2011 (e)	4,990	4,506
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (b)(d)	2,500	2,638
Times Square Hotel Trust
8.528% due 08/01/2026 (d)	3,955	3,654

		29,886

Multi-Class 42.5%
Aetna Commercial Trust
7.100% due 12/26/2030	657	668
Airplanes Pass Through Trust
10.875% due 03/15/2019	2,222	71
American Southwest Financial Securities Corp.
8.000% due 01/18/2009	1,500	1,625
American Southwest Financial Securities Corp. (IO)
1.078% due 01/18/2009 (c)(e)	2,702	30
Asset Securitization Corp.
7.384% due 08/13/2029	750	701
Blackrock Capital Financial
5.280% due 10/25/2026 (e)	1,940	1,552
CBA Mortgage Corp.
6.670% due 12/25/2003 (e)	227	226
Commercial Mortgage Acceptance Corp.
6.933% due 11/15/2009 (b)(e)	1,500	1,565
Commercial Mortgage Asset Trust
6.640% due 09/17/2010	3,000	3,213
Federal Deposit Insurance Corp.
3.090% due 11/25/2026 (b)(e)	1,608	1,608
FFCA Secured Lending Corp. (IO)
1.000% due 09/18/2020 (c)(d)	20,300	1,719
First Chicago Lennar Trust
8.162% due 04/29/2006 (d)(e)	5,000	5,069
First Union National Bank-
Bank of America Commercial Mortgage Trust (IO)
0.000% due 03/15/2011 (c)(d)(e)	30,000	3,084
Forest City Enterprises, Inc.
8.500% due 03/15/2008	1,000	1,025
GMAC Commercial Mortgage Securities, Inc.
6.500% due 03/15/2012 (b)	2,220	2,185
7.220% due 05/15/2030 (d)(e)	1,500	1,023
Green Tree Financial Corp.
7.510% due 07/15/2028	4,000	2,600
Hilton Hotel Pool Trust
1.000% due 10/01/2016 (d)(e)	34,304	1,265
J.P. Morgan Commercial Mortgage Finance Corp.
8.403% due 11/25/2027 (d)(e)	2,284	2,192
Keystone Owner Trust
8.500% due 01/25/2029 (d)	4,232	4,057
Merrill Lynch Mortgage Investors, Inc.
7.791% due 06/15/2021 (e)	458	482
9.435% due 11/25/2020 (b)(d)(e)	702	703
Morgan Stanley Capital I
6.850% due 02/15/2020 (d)	1,000	913
7.229% due 12/15/2031 (e)	200	203
7.695% due 10/03/2030 (d)	2,000	1,842
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,072
Nationslink Funding Corp.
7.050% due 02/20/2008 (d)	2,000	1,784
7.100% due 01/20/2009 (b)	2,000	2,113
7.105% due 01/20/2013 (d)	2,500	2,127
7.586% due 01/20/2009 (b)(e)	2,500	2,755
Nomura Asset Securities Corp.
10.445% due 09/11/2019 (b)(e)	3,000	3,281
Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (d)	2,000	1,648
7.610% due 12/26/2022	1,000	1,063
Resolution Trust Corp.
8.000% due 06/25/2026	1,519	1,519
Salomon Brothers Mortgage Securities VII
7.500% due 05/25/2026	179	185
Structured Asset Securities Corp.
7.750% due 02/25/2028 (b)	3,841	3,923

		61,091

Multi-Family 49.2%
Chase Commercial Mortgage Securities Corp.
6.900% due 11/19/2006	1,500	1,543
6.900% due 11/19/2028 (d)	5,500	5,079
Fannie Mae
0.990% due 06/01/2012 (b)	11,000	11,220
5.914% due 04/01/2023 (b)	11,459	11,892
6.160% due 05/01/2008 (b)	2,387	2,489
6.930% due 09/01/2021 (b)	7,804	8,267
7.849% due 12/25/2015 (e)	874	641
7.867% due 12/25/2015 (e)	1,608	1,448
7.875% due 11/01/2018	49	51
9.375% due 04/01/2016	820	833
Federal Housing Administration
7.380% due 04/01/2041	2,471	2,421
8.360% due 01/01/2012	719	721
First Boston Mortgage Securities Corp.
7.326% due 09/25/2006 (e)	976	998
Government National Mortgage Association
8.625% due 10/15/2034 (b)	3,407	3,648
9.500% due 09/15/2030 (b)	4,201	4,159
G-Wing Ltd.
4.500% due 05/06/2004 (d)(e)	5,000	4,992
ICI Funding Corp. Secured Assets Corp.
7.750% due 03/25/2028	951	970
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,492	1,444
NationsBanc Mortgage Capital Corp.
8.080% due 05/25/2028 (d)	1,943	1,946
Structured Asset Securities Corp.
7.050% due 11/25/2007	6,000	5,998

		70,760

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Semi-Annual Report
See accompanying notes June 30, 2002

SCHEDULE OF INVESTMENTS (CONT.)

	Principal Amount (000s)	Value (000s)
Other Mortgage-Backed Securities 4.6%
First Sierra Receivables
11.510% due 01/18/2007 (d)	$1,984	$2,054
LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (d)	5,000	4,217
Next Card Credit Card Master Trust
10.330% due 12/15/2006 (d)(e)	1,000	300

		6,571

Total Commercial Mortgage-Backed Securities (Cost $187,875)		185,433

CORPORATE BONDS & NOTES 0.4%
Industrials 0.3%
U.S. Airways, Inc.
9.330% due 01/01/2006	676	446
Utilities 0.1%
Flag Ltd.
8.250% due 01/30/2008	1,400	133

Total Corporate Bonds & Notes (Cost $2,118)		579

ASSET-BACKED SECURITIES 11.4%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021 (b)	2,500	2,050
Bear Stearns Mortgage Securities, Inc.
7.750% due 06/25/2027	1,404	1,449
Conseco Finance
10.210% due 02/01/2032	2,500	2,507
10.550% due 05/15/2005	1,000	1,030
First International Bank
4.860% due 04/15/2026 (e)	2,037	1,222
Green Tree Financial Corp.
7.050% due 02/15/2027	922	793
IMPAC Secured Assets Owner Trust
8.950% due 07/25/2025	746	701
Keystone Owner Trust
8.500% due 01/25/2029 (d)	1,456	1,508
Life Financial Home Loan Owner Trust
9.090% due 04/25/2024 (b)	2,870	3,037
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (d)	2,204	2,072

Total Asset-Backed Securities (Cost $15,915)		16,369

SHORT-TERM INSTRUMENTS 9.4%
Commercial Paper 8.1%
ABN AMRO Mortgage Corp.
1.760% due 09/16/2002	1,300	1,298
Federal Home Loan Bank
1.900% due 08/28/2002	2,000	1,994
Freddie Mac
1.750% due 07/25/2002	2,600	2,597
Halifax PLC
1.790% due 07/29/2002	500	499
National Australia Funding, Inc.
1.760% due 07/02/2002	900	898
Svenska Handelsbank
1.780% due 08/19/2002	3,700	3,691
UBS Finance, Inc.
1.760% due 08/28/2002	600	599

		11,576

Repurchase Agreement 1.3%
State Street Bank
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 3.500% due 09/15/2003 valued at $1,922. Repurchase proceeds are $1,883.)	1,883	1,883

Total Short-Term Instruments (Cost $13,459)		13,459

Total Investments (a) 150.2%		$215,840
(Cost $219,367)

Other Assets and Liabilities (Net) (50.2%)		(72,168)

Net Assets 100.0%		$143,672

Notes to Schedule of Investments (amounts in thousands):

(a)	The identified cost of investments owned as of June 30, 2002, was the same for federal income tax and financial statement purposes.

(b)	Securities pledged as collateral for reverse repurchase agreements.

(c)	Interest only security.

(d)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(e)	Variable rate security. The rate listed is as of June 30, 2002.

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Semi-Annual Report
See accompanying notes June 30, 2002

NOTES TO FINANCIAL STATEMENTS

1.    General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.    Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Net asset value per share is determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Short-term investments which mature in sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities Transactions and Investment Income.    Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign

17
Semi-Annual Report
June 30, 2002

NOTES TO FINANCIAL STATEMENTS (CONT.)

securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.    The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes.    The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Delayed-Delivery Transactions.    The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Reverse repurchase agreements.    Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act of 1940.

Repurchase Agreements.    The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be

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Semi-Annual Report
June 30, 2002

equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Futures and Options.    The Fund is authorized to enter into futures contracts and options. The Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Restricted Securities.    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3.    Fees, Expenses, and Related Party Transactions

Investment Manager Fee.    Pacific Investment Management Company LLC (PIMCO) is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. formerly PIMCO Advisors L.P. and serves as investment manager (the “Manager”) to the Trust, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee.    PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

Expenses.    The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

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Semi-Annual Report
June 30, 2002

NOTES TO FINANCIAL STATEMENTS (CONT.)

4.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,795	$3,947	$34,001	$34,310

5.    Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the period ended June 30, 2002 was $69,127,850 at a weighted average interest rate of 3.91%. On June 30, 2002, securities valued at $74,549,307 were pledged as collateral for reverse repurchase agreements.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

6.    Federal Income Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows:

Undistributed ordinary income	$255
Undistributed long-term capital gains	0
Accumulated capital losses	(5,942	)(1)
Post-October loss deferrals	0
Other book-to-tax accounting differences	0	(2)
Net unrealized tax appreciation/(depreciation) on investments	(5,138	)(3)
Net tax appreciation on derivatives and foreign-currency denominated assets and liabilities	0

	$(10,825)

(1)	Accumulated capital losses represents capital loss carryovers expiring in tax years ending 12/31/2003, 12/31/2004, 12/31/2007, 12/31/2008, and 12/31/2009.

(2)	Represents differences (if any) in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

(3)	Primary difference between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to interest only securities adjustments for federal income tax purposes.

For the fiscal year ended December 31, 2001, the Fund made the following tax basis distributions:

Ordinary income (including short-term capital gains)	$14,854
Long-term capital gain	0

$14,854

The Fund did not distribute capital gains during the fiscal year due to accumulated capital losses. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

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Semi-Annual Report
June 30, 2002

DIVIDEND REINVESTMENT PLAN

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. State Street Bank & Trust Co. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the

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Semi-Annual Report
June 30, 2002

DIVIDEND REINVESTMENT PLAN (CONT.)

number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

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Semi-Annual Report
June 30, 2002

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.
c/o State Street Bank & Trust Co.
150 Royalle Street
Canton, MA 02021
Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to State Street Bank & Trust Co Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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Semi-Annual Report
June 30, 2002

PROXY VOTING RESULTS

A special meeting of the Fund’s shareholders was held on April 12, 2002. The result of votes taken among shareholders on the proposal are listed below.

To elect Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
J. Michael Hagan
For	10,615,285	99.17%
Withheld	88,344	0.83%
Total	10,703,629	100.00%

Thomas P. Kemp
For	10,590,035	98.94%
Withheld	113,594	1.06%
Total	10,703,629	100.00%

Vern O. Curtis
For	10,627,796	99.29%
Withheld	75,833	0.71%
Total	10,703,629	100.00%

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Semi-Annual Report
June 30, 2002

OTHER INFORMATION

Investment Manager and Administrator
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, California 92660

Transfer Agent
State Street Bank & Trust Co.
150 Royalle Street
Canton, Massachusetts 02021

Custodian
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, Missouri 64105

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Independent Auditors
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, Missouri 64105

PIMCO
COMMERCIAL
MORTGAGE
SECURITIES
TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Report
6.30.02

PIMCO Stock Funds

Share Class D
GROWTH STOCK FUNDS	ENHANCED INDEX STOCK FUNDS
Growth Fund	Tax-Efficient Equity Fund
Select Growth Fund
Target Fund	SECTOR-RELATED STOCK FUNDS
Innovation Fund
BLEND STOCK FUNDS	Global Innovation Fund
Growth & Income Fund
Capital Appreciation Fund
Mid-Cap Fund
VALUE STOCK FUNDS
Equity Income Fund
Value Fund
Renaissance Fund
Small-Cap Value Fund

“ If one does not know to which port one is sailing, no wind is favorable.”
—Seneca

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among those who are considering some changes, here are a couple of key points to keep in mind:

•
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash—notwithstanding 11 recessions and 2 major crashes. And studies have shown that the risk of a negative return diminishes over longer holding periods.

•
No one can predict the next top-performing asset class or sector. Before you make any changes, remember the basic theory of asset allocation. Different investments will outperform and underperform at different times. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at 1-800-426-0107, or visit our Web site at www.pimcofunds.com.

As always, thank you for the trust you’ve placed in us.

Sincerely,

Stephen Treadway
President
July 31, 2002

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

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6.30.02 PIMCO Funds Annual Report

A BLEND FUND

PIMCO Capital Appreciation Fund

OBJECTIVE: Growth of capital. PORTFOLIO: Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonable valuations.	NUMBER OF SECURITIES IN THE PORTFOLIO: 94 (not including short-term instruments) FUND INCEPTION DATE: 3/8/91	TOTAL NET ASSETS: $682.6 million PORTFOLIO MANAGERS David Breed Bill Bannick Katherine Burdon Peter McManus

David Breed
Co-Manager

Mr. Breed is Managing Director, Chief Investment Officer and CEO of PIMCO’s Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.

Bill Bannick
Co-Manager

Mr. Bannick is a Managing Director of PIMCO’s Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

PIMCO Capital Appreciation outperformed for the year

The past year was an extremely volatile time period for equity investing overall. Despite this volatility, PIMCO Capital Appreciation Fund (Class D shares) managed to outperform both its Lipper category and the S&P 500 for the year.

An underweighting in tech aided relative performance

The Fund was consistently underweight in technology over the past year, as we did not find sufficient evidence of sustained earnings growth in the sector. This underweighting—while a detriment to Fund performance during the dramatic fourth quarter tech rally—proved a significant benefit to the Fund during the rest of the year as concerns over tech valuations continued to weigh down prices in the sector.

The Fund benefited from a strong consumer

During the first quarter of 2002, consumer spending remained robust but became more price sensitive. In this environment, discount retailers such as Best Buy and Kohl’s performed well, as did lower priced restaurants such as those operated by Tricon Global (Pizza Hut, Taco Bell and Kentucky Fried Chicken). In the second quarter, the consumer cyclical sector boosted Fund performance.

“We plan to maintain our emphasis on value investing, while also keeping a relatively prominent position in the international equity markets.”

Falling interest rate environment boosted financials

The falling interest rate environment benefited financial services holdings during the second half of 2001. In the third quarter, companies such as Washington Mutual and Federal Home Loan Mortgage posted solid gains. In the fourth quarter, insurance holdings such as St. Paul Companies benefited from a rise in premiums in the wake of September 11th.

We continue our focus on reasonably priced growth stocks

We are still waiting for a sustained economic recovery to emerge, but are optimistic that it is close at hand. We believe our continued focus on seeking reasonably valued stocks with solid growth prospects has been crucial to the Fund’s performance during the economic downturn, and we are confident that it will enable the Fund to continue its outperformance in a recovery environment.

4
PIMCO Funds Annual Report 6.30.02

PIMCO Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (3/8/91)
Class D	–16.43%	–2.31%	6.34%	13.19%	12.96%
S&P 500 Index	–17.99%	–9.18%	3.66%	11.43%	—
Lipper Large-Cap Core Fund Average	–19.06%	–9.41%	2.06%	9.57%

TOP 10 HOLDINGS	% of Total Investments
Microsoft Corp.	2.9%
American International Group, Inc.	2.3%
Wal-Mart Stores, Inc.	2.2%
Citigroup, Inc.	2.0%
Johnson & Johnson	1.7%
General Electric Co.	1.6%
King Pharmaceuticals, Inc.	1.3%
Lehman Brothers Holdings, Inc.	1.3%
Centex Corp.	1.2%
Anheuser-Busch Cos., Inc.	1.2%
Top Ten Total	17.7%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	18.1%
Healthcare	17.5%
Consumer Discretionary	14.7%
Technology	14.7%
Consumer Staples	8.7%

PORTFOLIO COMPOSITION

Common Stock	94.4%
Cash Equivalents	5.6%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

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6.30.02 PIMCO Funds Annual Report

A VALUE STOCK FUND

PIMCO Equity Income Fund

OBJECTIVE:
Current income as a primary objective; long-term growth of capital is a secondary objective.

PORTFOLIO:
Income producing common stocks of companies with market capitalizations of more than $2 billion.
NUMBER OF SECURITIES IN THE PORTFOLIO: 41 (not including short-term instruments) FUND INCEPTION DATE: 5/8/00	TOTAL NET ASSETS: $40.5 million PORTFOLIO MANAGERS: Ben Fischer Chris Najork

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund turned in solid performance

Despite a difficult environment for equities, PIMCO Equity Income Fund turned in a solid performance for the one-year period ended June 30, 2002. The Fund’s Class D shares gained 0.40% during this period, dramatically outperforming the S&P 500 Index, which returned –17.99%, and its Lipper Average, which returned –10.33% for the same period.

Stock selection, strong consumer boosted early results

In the extremely volatile third quarter of 2001, Fund performance was significantly aided by stock selection. Standouts for the Fund included defense contractor Northrop Grumman, grocery wholesaler and retailer SUPERVALU as well as Deluxe, a check printing and business services company. In the fourth quarter of 2001, consumer confidence and spending proved to be strong, and the Fund benefited from owning stocks with exposure to the consumer. For example, Sears, Whirlpool and VF Corp., one of the largest apparel manufacturers, all posted solid gains as investors bid up these stocks.

Financial services, utility holdings helped second half performance

Stock selection in the financial services and utility sectors were the greatest contributors to the Fund’s outperformance during the first quarter of 2002. In particular, Washington Mutual was a standout performer in the financial services sector, benefiting from the continued low interest rate environment. One area of disappointment for the Fund was the energy sector. Although it performed well in the first quarter, the sector was hurt in the second quarter by a drop in the price of oil. CMS Energy, an energy supply and services company, pulled down the portfolio’s performance at that time.

“Looking ahead, we are confident that our strategy will help the Fund to weather the volatile market environment and benefit as the economic recovery takes shape.”

Staying the course

Despite the general economic uncertainty, we continue to execute our time-tested value philosophy that is anchored in three main tenets: purchasing real companies with real cash flow at undervalued prices, purchasing companies that pay dividends, and purchasing a well-diversified group of companies. Looking ahead, we are confident that our strategy will help the Fund to weather the volatile market environment and benefit as the economic recovery takes shape.

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PIMCO Funds Annual Report 6.30.02

PIMCO Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (5/8/00)
Class D	0.40%	—	—	—	11.26%
S&P 500 Index	–17.99%	—	—	—	—
Lipper Equity Income Fund Average	–10.33%	—	—	—	—

TOP 10 HOLDINGS	% of Total Investments
RJ Reynolds Tobacco Holdings, Inc.	4.1%
KeyCorp	4.0%
Verizon Communications, Inc.	3.8%
Union Planters Corp.	3.8%
Lincoln National Corp.	3.7%.
Eastman Kodak Co.	3.7%
SUPERVALU, Inc.	3.7%
VF Corp.	3.5%
Deluxe Corp.	3.5%
ConAgra Foods, Inc.	2.3%
Top Ten Total	36.1%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	31.1%
Consumer Staples	14.1%
Energy	12.1%
Utilities	9.2%
Capital Goods	5.8%

PORTFOLIO COMPOSITION

Common Stock	96.1%
Cash Equivalents	3.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 30 for Footnotes, which include additional details.

7
6.30.02 PIMCO Funds Annual Report

A  S E C T O R  -  R E L A T E D  F U N D

PIMCO Global Innovation Fund

OBJECTIVE: Capital appreciation; no consideration is given to income. PORTFOLIO: Common stocks of U.S. and non-U.S. technology-related companies with market capitalizations of more than $200 million.	NUMBER OF SECURITIES IN THE PORTFOLIO: 67 (not including short-term instruments) FUND INCEPTION DATE: 12/31/99	TOTAL NET ASSETS $100.4 million PORTFOLIO MANAGERS: Dennis McKechnie Jiyoung Kim

Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 11 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

Jiyoung Kim
Co-Manager

Ms. Kim has managed PIMCO Global Innovation Fund since inception. Previously, she worked at Fred Alger Investment Management and at Repligen—a biotechnology firm. She has 6 years of investment experience.

Technology stocks gave back large fourth quarter gains

As the economy struggled to gain traction in 2002, investors eschewed tech issues for more defensive, lower-risk sectors of the marketplace. In this environment, PIMCO Global Innovation Fund gave back the remainder of its strong post-September 11th gains, as an overall market decline hit the technology sector particularly hard. For the one-year period ended June 30, 2002, Class D shares returned –46.81%, much in line with the average Lipper Science & Technology Fund, which returned –44.60%.

Early results were mostly disappointing

Virtually every industry within technology performed poorly during the third quarter of 2001. During this period, the Fund’s non-tech innovators posted the best relative returns. For example, the Fund benefited from its exposure to biotech stocks, which proved popular with investors—especially amidst growing concerns over bioterrorism.

Fourth quarter equity rally boosted tech considerably

The strong tech rally in the fourth quarter of 2001 propelled the Fund’s returns upward. Semiconductor issues performed particularly well. Specifically, a number of chip makers benefited from the fact that consumer spending patterns shifted away from travel and apparel to more stay-at-home type purchases such as video games, digital cameras, and personal computers—all of which utilize chips. Software stocks also contributed to performance as investors became more optimistic about corporate software purchasing. Siebel Systems posted strong gains on word that it had closed a number of large deals in the fourth quarter and would be introducing new products and upgrades in the near future.

“While an overnight recovery for tech stocks is not expected, we are confident that these issues offer significant growth potential over the longer term.”

Second half dampened by weak IT spending

Semiconductor issues continued to perform well in the first quarter of 2002, as an anticipated economic recovery fueled investor interest in this industry. Software stocks also performed well as investors anticipated that Fortune 500 companies could start recommitting dollars to new software projects as the economy improved. However, the Fund’s relative overweighting in software and semiconductors was the biggest detractor from performance in the second quarter as an expected uptick in corporate information technology (IT) spending never materialized.

Future growth potential still seen in technology

In this environment, we remain cautiously optimistic about the technology sector. While an overnight recovery for tech stocks is not expected, we are confident that these issues offer significant growth potential and could resume their outperformance over the longer term.

8
PIMCO Funds Annual Report 6.30.02

PIMCO Global Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/99)
Class D	–46.81%	—	—	—	–22.21%
NASDAQ Index	–32.28%	—	—	—	—
Lipper Science & Technology Fund Average	–44.60%	—	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Cisco Systems, Inc.	3.5%
Microsoft Corp.	3.4%
Oracle Corp.	3.3%
United Microelectronics Corp. SP—ADR	3.1%
Intel Corp.	3.0%
LG Electronics, Inc.	3.0%
Taiwan Semiconductor Manufacturing Co.	2.9%
Samsung Electronics Co. Ltd.	2.9%
Micron Technology, Inc.	2.8%
QUALCOMM, Inc	2.7%
Top Ten Total	30.6%

TOP 5 RELATED INDUSTRIES

Technology	71.2%
Healthcare	4.5%
Communications	3.5%
Financial & Business Services	2.5%
Capital Goods	2.2%

PORTFOLIO COMPOSITION

Common Stock	88.5%
Cash Equivalents	11.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund invests in U.S. and international technology stocks as well as companies that use technology in innovative ways to help advance their business. This allows the managers to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the managers to identify the most promising investment opportunities.

Past performance is no guarantee of future results. All equity funds are subject to the basic risks that the equity securities in their portfolios will decline in value due to factors effecting equity markets generally or particular industries or issuers represented in the respective portfolio. This Fund may invest in IPO’s. Because this Fund invests a substantial portion of its assets in related technology industries, it may be subject to additional risk and additional volatility, in part, because (i) technology-related securities have tended to be more volatile than the overall stock market and (ii) this Fund can invest in stocks of smaller and/or unseasoned companies; which tend to be riskier, less liquid and more volatile than securities of larger, more seasoned companies. The Fund also normally invests a substantial portion of its assets in foreign securities, including emerging markets securities, which may entail greater risk and volatility than U.S. securities due to foreign economic and political developments, foreign currency risk and other factors. To date, the Fund’s performance has been significantly enhanced by investments in certain initial public offerings (IPOs). There can be no assurance that comparable IPO investments will be available in the future or if they are, that they will have a similar impact as the Fund grows in size. See page 30 for footnotes, which include additional details.

9
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Growth Fund

OBJECTIVE: Long-term growth of capital; income is an incidental consideration. PORTFOLIO: Primarily common stocks of companies with market capitalizations of at least $5 billion.	NUMBER OF SECURITIES IN THE PORTFOLIO: 41 (not including short-term instruments) FUND INCEPTION DATE: 2/24/84	TOTAL NET ASSETS: $1.1 billion PORTFOLIO MANAGER: Ken Corba

Ken Corba
Portfolio Manager

Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Equity markets faced a difficult year

The past year was an extremely volatile time period for the equity marketplace. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. In this difficult environment, PIMCO Growth Fund Class D shares returned –25.76%, closely tracking the Lipper Large-Cap Growth Fund Average.

Technology was the biggest detractor from Fund performance

Technology was the most volatile sector of the marketplace and also the biggest detractor from Fund performance over the past year. When the stock market reopened post-September 11th, tech stocks were hit particularly hard and the Fund suffered. In the fourth quarter of 2001, the Fund benefited from its tech exposure, as the sector experienced a dramatic rally. During the first and second quarters of 2002, tech resumed its downward spiral as a result of weaker-than-expected demand for PCs, software and semiconductors.

Strong consumer spending aided performance

The consumer sector has been a continual bright spot for the Fund, as consumer spending remained strong for the bulk of the past year. In the third quarter of 2001, consumer staples such as Pepsi and Johnson & Johnson posted solid gains for the Fund. Consumer cyclicals such as Kohl’s department stores performed well in the fourth quarter thanks to a better-than-expected holiday shopping season. Consumer strength carried over into 2002 as Fund holdings such as Wal-Mart and Target posted solid gains.

“We will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.”

Healthcare posted two solid quarters

Healthcare holdings were also a bright spot for the Fund during the third quarter of 2001 and the first quarter of 2002, as investors sought refuge in more defensive sectors of the marketplace. Cardinal Health, Baxter International and United Health Group all posted solid gains for the Fund in both quarters.

A second half recovery remains a possibility

We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.

10
PIMCO Funds Annual Report 6.30.02

PIMCO Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (2/24/84)
Class D	–25.76%	–12.76%	2.12%	8.46%	12.94%
S&P 500 Index	–17.99%	–9.18%	3.66%	11.43%	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	0.80%	8.53%	—

TOP 10 HOLDINGS	% of Total Investments
First Data Corp.	5.1%
Lockheed Martin Corp.	4.8%
UnitedHealth Group, Inc.	4.2%
Wal-Mart Stores, Inc.	3.8%
Microsoft Corp.	3.7%
Johnson & Johnson	3.6%
Tenet Healthcare Corp.	3.3%
Bank of America Corp.	3.2%
Kohl’s Corp.	3.2%
Illinois Tool Works, Inc.	3.1%
Top Ten Total	38.0%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	25.3%
Healthcare	18.2%
Consumer Discretionary	14.6%
Technology	13.7%
Consumer Staples	8.6%

PORTFOLIO COMPOSITION

Common Stock	100.0%
Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35–50 stocks.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 30 for footnotes, which include additional details.

11
6.30.02 PIMCO Funds Annual Report

A BLEND FUND

PIMCO Growth & Income Fund

OBJECTIVE: Long-term growth of capital; current income is a secondary objective. PORTFOLIO: Growth stocks and dividend paying securities	NUMBER OF SECURITIES IN THE PORTFOLIO: 40 (not including short-term instruments) FUND INCEPTION DATE: 12/28/94	TOTAL NET ASSETS: $76.6 million PORTFOLIO MANAGER: Ken Corba

Ken Corba
Portfolio Manager

Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Stocks experienced a difficult period

The past year was an extremely volatile time period for stocks. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. In this environment, PIMCO Growth & Income Fund underperformed its benchmark, the S&P 500 Index, and its Lipper Average for the one-year period ended June 30, 2002. Class D shares returned –23.95% compared to –17.99% and –19.06% for the Index and Average, respectively.

Fund hurt by media stocks early in the period

In the third quarter of 2001, the Fund benefited from its exposure to traditional telecom service providers such as Verizon and SBC Communications. These stocks were popular with investors seeking more defensive positions in a decelerating economic environment. The healthcare sector also positively contributed to the Fund’s performance, with stocks such as Johnson & Johnson, American Home Products and Bristol Myers Squibb posting gains. Still, these gains were eclipsed by losses in media stocks such as Omnicom and AOL Time Warner, which fell lower due to concerns over a weakening consumer.

Fund adopted a defensive approach

Post-September 11th, we took a defensive and yield-oriented approach that underperformed in late 2001 but achieved solid relative results in the first half of 2002. For example, the Fund’s underweighting in the technology sector in the fall—a time when tech stocks experienced a dramatic rally—hurt performance. However, the Fund’s performance greatly benefited from this underweighting in the first half of 2002 as tech stocks fell.

“We remain committed to investing in dividend-paying companies that exhibit real earnings growth, sound management practices and sustainable competitive advantages.”

Dividend-paying stocks aided performance

The Fund benefited from its commitment to income-producing stocks in the first half of 2002, particularly REITs, utility stocks and “Old Economy” companies such as General Motors, DuPont and 3M. Aerospace and defense issues also performed well for the Fund, as companies such as Lockheed Martin and General Dynamics experienced an increase in government defense spending and private sector security spending.

We remain committed to income-producing stocks

We remain optimistic that the second half of 2002 could provide a stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue our commitment to investing in dividend-paying companies that exhibit real earnings growth, sound management practices and sustainable competitive advantages.

12
PIMCO Funds Annual Report 6.30.02

PIMCO Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/28/94)
Class D	–23.95%	2.94%	11.69%	—	14.97%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
S&P Mid-Cap 400 Index	–4.73%	6.67%	12.58%	—	—
Lipper Large-Cap Core Fund Avg.	–19.06%	–9.41%	2.06%	—	—

TOP 10 HOLDINGS	% of Total Investments
Lockheed Martin Corp.	4.5%
Bank of America Corp.	3.2%
First Data Corp.	3.2%
Vornado Realty Trust	3.0%
UnitedHealth Group, Inc.	3.0%
Concord EFS, Inc.	2.9%
Newmont Mining Corp.	2.9%
E.I. du Pont de Nemours & Co.	2.9%
ChevronTexaco Corp.	2.9%
Philip Morris Cos., Inc.	2.9%
Top Ten Total	31.4%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	32.6%
Industrials	9.4%
Materials & Processing	8.7%
Energy	8.0%
Consumer Staples	7.7%

PORTFOLIO COMPOSITION

Common Stock	88.2%
Convertible Bonds & Notes	9.4%
Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.

13
6.30.02 PIMCO Funds Annual Report

AN INTERMEDIATE DURATION BOND FUND

PIMCO Innovation Fund

OBJECTIVE: Capital appreciation; no consideration given to income. PORTFOLIO: Common stocks of technology-related companies with market capitalizations of more than $200 million.	NUMBER OF SECURITIES IN THE PORTFOLIO: 75 (not including short-term instruments) FUND INCEPTION DATE: 12/22/94	TOTAL NET ASSETS: $1.0 billion PORTFOLIO MANAGER: Dennis McKechnie

Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 11 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

Fund caught in tech downdraft

Despite posting strong relative returns in the fourth quarter of 2001 and the first quarter of 2002, PIMCO Innovation Fund underperformed the S&P 500 Index and its Lipper Average for the 12-month period ended June 30, 2002.

Ongoing volatility plagued the sector

Volatility was a continuous problem for the tech sector during the past year. Concerns over a decelerating economy wreaked havoc on the tech sector over the third quarter of 2002. And this damage to the sector was only accelerated by the tragic events of September 11th. While the sector did experience a dramatic turnaround later in the fall, tech stocks gave back all of these gains and more in the first half of 2002.

Strong, year-end results were overshadowed by 2002 difficulties

PIMCO Innovation Fund’s results were boosted by the fall tech rally, and in fact, the Fund posted strong gains at that time, outperforming both the NASDAQ Composite Index and its Lipper Average while experiencing its largest quarter-end returns since December 1999. However, what worked well for us early in the one-year period actually hurt us later on. This was directly related to a change in investor sentiment during the first half of 2002. Specifically, the Fund’s overweight position in semiconductors and software stocks initially helped then hurt performance. Investors bid up these stocks early in 2002 as the economy appeared to be recovering, potentially leading to increased corporate IT spending. When it became clear that the recovery would be more sluggish than anticipated, investors abandoned these areas of the market, causing prices to fall.

“While we don’t expect a recovery for tech stocks overnight, we remain confident that these issues offer significant growth potential.”

Corporate IT spending remains key to recovery

Demand is the biggest issue facing technology vendors right now. Therefore, it is important to keep an eye on the health of these vendors’ customers—the corporations. Their health is, in turn, dependent on the health of consumers, which has tapered off over the past few months. If this proves to be a temporary pause, as evidence suggests, then corporate profits could continue their recovery, and spending could recover in aggregate after a few quarters. At that point tech companies could again enjoy the positive side of their operating leverage.

Growth potential remains for long-term investors

In this environment, we remain cautiously optimistic about the technology sector. While we don’t expect a recovery for tech stocks overnight, we remain confident that these issues offer significant growth potential and will resume their outperformance over the longer term.

14
PIMCO Funds Annual Report 6.30.02

PIMCO Innovation Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/22/94)
Class D	–52.04%	–22.57%	2.13%	—	9.73%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Science & Technology Fund Average	–44.60%	–21.16%	-0.05%	—	—

TOP 10 HOLDINGS	% of Total Investments
Taiwan Semiconductor Manufacturing	4.3%
Nokia Oyj SP — ADR	3.5%
Micron Technology, Inc.	3.4%
Intel Corp.	3.2%
Texas Instruments, Inc.	3.0%
QUALCOMM, Inc.	2.8%
Yahoo, Inc.	2.7%
Cisco Systems, Inc.	2.5%
Microsoft Corp.	2.4%
Teradyne, Inc.	2.4%
Top Ten Total	30.2%

TOP 5 RELATED INDUSTRIES

Technology	92.4%
Communications	3.5%
Financial & Business Services	2.1%
Consumer Discretionary	0.8%
Healthcare	0.1%

PORTFOLIO COMPOSITION

Common Stock	98.9%
Cash Equivalents	1.1%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPO’s. Because this Fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund’s multiple-year results. See page 38 for Footnotes, which include additional details.

15
6.30.02 PIMCO Funds Annual Report

A BLEND FUND

PIMCO Mid-Cap Fund

OBJECTIVE: Long-term growth of capital. PORTFOLIO: Primarily common stocks of medium capitalization companies that have improving fundamentals and reasonable valuations.	NUMBER OF SECURITIES IN THE PORTFOLIO: 99 (not including short-term instruments) FUND INCEPTION DATE: 8/26/91	TOTAL NET ASSETS $891.2 million PORTFOLIO MANAGERS: Katherine Burdon Bill Bannick David Breed Peter McManus

Katherine Burdon
Co-Manager

Ms. Burdon is a Senior Portfolio Manager for PIMCO’s Cadence Capital Management, responsible for mid- and small-cap strategies. She has a combined 19 years experience within asset management, accounting and healthcare.

Bill Bannick
Co-Manager

Mr. Bannick is a Managing Director of PIMCO’s Cadence Capital Management. He has over 16 years of investment experience.

Volatility pervaded the equity marketplace

The past year was an extremely volatile period for the overall equity marketplace, with concerns over valuation, terrorism and accounting scandals weighing heavily on the minds of investors.

Earnings concerns still loomed in technology

Technology was the most volatile sector of the marketplace over the past four quarters. PIMCO Mid-Cap Fund benefited from an underweight exposure to the tech sector during the third quarter of 2001 and the second quarter of 2002 when tech stocks experienced a dramatic downturn. However, the Fund’s underweighting of tech detracted from performance during the fourth quarter as tech experienced a dramatic rally. The Fund is maintaining an underexposure to this sector, as we don’t see solid prospects for real earnings growth in the near term.

Financial services exposure helped then hindered performance

The financial services sector played a significant role in the Fund’s performance over the past year. An overweighting in financial services issues boosted performance during the third and fourth quarters of 2001 as companies like Dime Bancorp, USA Education and AmeriCredit benefited from the falling interest rate environment. Conversely, the financial services sector weighed down returns over the second quarter of 2002 as insurance holdings began losing their post-September 11th pricing power.

“The Fund’s growth-at-a-reasonable-price investment philosophy has been a key factor in buffering the downside impact of this recession.”

Continued consumer strength was the biggest contributor to Fund performance

The Fund benefited from its exposure to both consumer staples and consumer discretionary stocks. In the third quarter, the Fund’s exposure to the consumer staples sector aided performance as stocks such as McCormick and Pepsi proved attractive in a decelerating economic environment. In the first and second quarters of 2002, consumer discretionary stocks boosted the Fund’s performance, as consumer spending remained strong. Companies ranging from Best Buy to Williams Sonoma to International Game Technology, a casino gaming company, all posted solid gains during 2002.

Anticipating a muted market recovery

We believe that the Fund’s growth-at-a-reasonable-price investment philosophy has been a key factor in buffering the downside impact of this recession. We anticipate that the stock market will only experience a muted recovery but are optimistic that, in this environment, the Fund will continue to benefit from its investment philosophy.

16
PIMCO Funds Annual Report 6.30.02

PIMCO Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (8/26/91)
Class D	–14.98%	2.50%	6.28%	12.80%	12.44%
Russell Mid-Cap Index	–9.22%	1.07%	7.51%	12.77%	—
Lipper Mid-Cap Core Fund Average	–11.27%	3.23%	7.47%	12.32%	—

TOP 10 HOLDINGS	% of Total Investments
GreenPoint Financial Corp.	1.4%
Apollo Group, Inc. ‘A’	1.3%
Ocean Energy, Inc.	1.3%
King Pharmaceuticals, Inc.	1.3%
General Growth Properties, Inc.	1.3%
Pactiv Corp.	1.3%
Omnicare, Inc.	1.3%
Constellation Brands, Inc. ‘A’	1.3%
St. Jude Medical, Inc.	1.2%
Lennar Corp.	1.2%
Top Ten Total	12.9%
TOP 5 RELATED INDUSTRIES
Consumer Discretionary	17.5%
Financial & Business Services	16.8%
Healthcare	13.5%
Technology	11.5%
Consumer Services	8.0%
PORTFOLIO COMPOSITION
Common Stock	94.5%
Cash Equivalents	5.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process
The Fund managers use a “growth-at-a-reasonable-price” investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

17
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Renaissance Fund

OBJECTIVE: Long-term growth of capital and income.	NUMBER OF SECURITIES IN THE PORTFOLIO: 75 (not including short-term instruments)	TOTAL NET ASSETS: $4.4 billion

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.	4/18/88	John Schneider

John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

PIMCO Renaissance Fund turned in strong performance

PIMCO Renaissance Fund turned in a strong performance for the one-year period ended June 30, 2002. The Fund’s Class D shares posted a gain of 5.46%, significantly outperforming the Russell Mid-Cap Value Index and the Lipper Mid Cap Value Fund Average, which returned 1.92% and –0.11%, respectively.

Fund benefited from strong stock selection

Early in the period, the Fund benefited from its overweight in utilities, as well as strong stock selection in the consumer discretionary and financial services sectors. PG&E, Office Depot and Raytheon all posted strong gains. In the fourth quarter, the Fund benefited from a significant overweight in autos and transportation. In particular, Continental Airlines gained enormous ground in the fourth quarter after being oversold in the wake of the September 11th tragedies. Amid a late-2001 rally, technology stocks also contributed to the Fund’s performance. For example, Maxtor, a computer storage company, rose on optimism that corporate tech spending would increase as the economy improved. Later in the period, PIMCO financial services stocks buoyed the portfolio. In particular, consumer credit companies such as AmeriCredit posted solid gains. These stocks were bid up by investors in anticipation of an economic recovery, which could result in a substantial reduction in future consumer defaults.

“We remain optimistic that the economy will recover in the near term and, as a result, the portfolio remains positioned pro-cyclically.”

Telecom and technology industries hurt Fund performance late in the period

Plagued by accounting issues and a sluggish economy, the overall equity market experienced a difficult second quarter (2002), as did PIMCO Renaissance Fund. In particular, the Fund was hurt by its exposure to the telecommunications industry, especially Worldcom. The company’s stock dropped precipitously on news that its accounting was fraudulent and significantly overstated earnings. The Fund was also hurt by its exposure to cyclical technology stocks, including Micron, Maxtor and Advanced Micro Devices, which investors shunned as the economy sputtered.

Outlook

We remain optimistic that the economy will recover in the near term and, as a result, the portfolio remains positioned pro-cyclically. As always, we will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.

18
PIMCO Funds Annual Report 6.30.02

PIMCO Renaissance Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (4/18/88)

Class D	5.46%	14.73%	16.83%	17.73%	14.79%
Russell Mid Cap Value Index	1.92%	5.17%	9.09%	13.89%	—
Lipper Mid-Cap Value Fund Avg.	–0.11%	7.10%	8.14%	12.26%	—

TOP 10 HOLDINGS	% of Total Investments
Micron Technology, Inc.	5.5%
Liberty Media Corp. ‘A’	5.4%
J.C. Penney Co., Inc.	4.7%
Alcan, Inc.	4.3%
Aetna, Inc.	4.0%
Allstate Corp.	3.9%
PG&E Corp.	3.8%
J.P. Morgan Chase & Co.	3.4%
Household International, Inc.	3.3%
ACE Ltd.	2.9%
Top Ten Total	41.2%
TOP 5 RELATED INDUSTRIES
Financial & Business Services	21.9%
Technology	13.6%
Materials & Processing	12.7%
Energy	10.8%
Consumer Discretionary	7.8%

PORTFOLIO COMPOSITION
Common Stock	99.8%
Corporate Bonds & Notes	0.1%
Convertible Bonds & Notes	0.1%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

19
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Select Growth Fund

OBJECTIVE: Long-term growth of capital; income is an incidental consideration. PORTFOLIO: Common stocks of companies with market capitalizations of at least $10 billion.	NUMBER OF SECURITIES IN THE PORTFOLIO: 17 (not including short-term instruments) FUND INCEPTION DATE: 12/28/94	TOTAL NET ASSETS: $40.9 million PORTFOLIO MANAGER: Ken Corba

Ken Corba
Portfolio Manager

Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Ongoing volatility plagued the equity markets

The past year was an extremely volatile time period for the equity marketplace, with any significant rally being met with an even more potent rundown. Concerns over corporate accounting integrity and a less-than-robust economic recovery weighed heavily on the minds of investors. PIMCO Select Growth Fund had a turbulent one-year period, with Class D shares returning –26.45%. These results were closely in line with the Lipper Large-Cap Growth Fund Average.

Technology exposure weighed heavily on Fund performance

Technology was the most volatile sector of the marketplace and our exposure to tech stocks contributed the most to the Fund’s negative results. Tech stocks were particularly hard-hit by the September 11th fallout, and the Fund suffered accordingly. In the fourth quarter of 2001, the Fund benefited from its exposure to the tech sector. During the first and second quarters of 2002, tech resumed its downward spiral as a result of weaker-than-expected demand for PCs, software, and semiconductors.

Strong consumer spending aided results

The consumer sector continued to be an area of strength for the Fund, as consumer spending remained strong for the bulk of the past year. In the third quarter of 2001, consumer staples such as Pepsi and Johnson & Johnson posted solid gains for the Fund. Consumer cyclicals such as Kohl’s department stores performed well in the fourth quarter thanks to a better-than expected holiday shopping season. Consumer strength carried over into 2002 as Fund holdings such as Wal-Mart and Target saw significant gains.

“We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery.”

Healthcare rallied in 2002

During the third quarter of 2001 and the first quarter of 2002, healthcare stocks rallied as investors sought refuge in more defensive sectors of the marketplace. Cardinal Health, Baxter International and United Health Group all posted solid gains for the Fund in both quarters.

A second half recovery remains possible

We remain optimistic that the second half of 2002 could provide a sustainable stock market turnaround, as the overall economy is showing signs of a recovery. In this environment, we will continue to seek companies that exhibit real earnings growth, sound management practices, and sustainable competitive advantages.

20
PIMCO Funds Annual Report 6.30.02

PIMCO Select Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/28/94)
Class D	–26.45%	–17.81%	–0.26%	—	7.01%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	0.80%	—	—

TOP 10 HOLDINGS	% of Total Investments
Lockheed Martin Corp.	8.5%
UnitedHealth Group, Inc.	7.8%
Concord EFS, Inc.	7.3%
Wal-Mart Stores, Inc.	6.7%
Microsoft Corp.	6.6%
First Data Corp.	6.4%
Bank of America Corp.	6.0%
Viacom, Inc.	5.4%
Cisco Systems, Inc.	5.1%
Citigroup, Inc.	4.7%
Top Ten Total	64.5%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	28.6%
Technology	14.9%
Consumer Discretionary	14.6%
Aerospace	12.4%
Healthcare	11.3%

PORTFOLIO COMPOSITION

Common Stock	91.2%
Cash Equivalents	8.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $10 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. In order to avoid over-diversification, which can dilute performance, the Fund maintains a concentrated portfolio of 15-25 stocks.

Past performance is no guarantee of future results. The Fund concentrates its number of portfolio holdings and therefore may entail greater risk than a fully diversified stock fund and should be considered as only part of a diversified portfolio. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The Fund may also invest up to 25% of its assets in foreign securities, which may entail greater risk due to foreign economic and political developments. See page 30 for footnotes, which include additional details.

21
6.30.02 PIMCO Funds Annual Report

A VALUE FUND

PIMCO Small-Cap Value Fund

OBJECTIVE: Long-term growth of capital and income. PORTFOLIO: Income producing common stocks of companies with market capitalization of less than $1.5 billion	NUMBER OF SECURITIES IN THE PORTFOLIO: 103 (not including short-term instruments) FUND INCEPTION DATE: 10/1/91	TOTAL NET ASSETS: $830.4 million PORTFOLIO MANAGERS: Ben Fischer Chris Najork Paul Magnuson Cliff Hoover

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund provided stellar returns

PIMCO Small-Cap Value Fund posted stellar returns for the one-year period ended June 30, 2002 despite a difficult environment for stocks. The Fund’s Class D shares gained 13.80% during this period, outperforming the Russell 2000 Index’s return of –8.60% and its Lipper Average return of 5.70%.

Stock selection, cyclical exposure buoyed performance

Early in the period, good issue selection contributed positively to the Fund’s results. Specifically, exposure to the real estate sector enhanced performance as REITs posted positive returns during the third quarter of 2001, benefiting from falling interest rates. Exposure to the healthcare sector also helped the Fund’s returns, as this area proved resistant to the economic downturn. Later, cyclical stocks—both industrial and consumer—aided results in the first half of 2002, as investors bid up these stocks in anticipation of a near-term economic recovery. In particular, discount stores saw solid sales growth. Strong stocks in this category included Claire’s Stores and Burlington Coat Factory.

Lack of tech exposure was an overall positive

The Fund was hurt in the fourth quarter by having virtually no exposure to technology at a time when tech stocks experienced a dramatic rally. Our commitment to owning undervalued, dividend-paying stocks prevented us from owning most tech stocks. Yet this posture served the portfolio well later in the period, as tech stocks faltered amid signs that the economic recovery would be slower than anticipated.

“We remain optimistic about small-cap value stocks, which we believe will benefit from the current market environment.”

Energy exposure provided mixed results

Energy stocks provided mixed results for the portfolio during the first half of 2002. An unusually mild winter resulted in reduced demand for oil and natural gas, which hurt performance in January and February. However, the energy sector’s performance in March and April improved significantly, as crude oil prices received a boost from political uncertainty in the Middle East and Venezuela. However, most of those gains were eroded by the end of the quarter, as oil prices came down.

Small-cap value stocks remain attractive

Looking ahead, we remain optimistic about small-cap value stocks, which we believe will benefit from the current market environment. While we expect the recovery to be anemic, we believe the portfolio should fare well as the economy gains strength.

22
PIMCO Funds Annual Report 6.30.02

PIMCO Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (10/1/91)
Class D	13.80%	12.48%	9.54%	13.56%	13.56%
Russell 2000 Index	–8.60%	1.67%	4.44%	10.95%	—
Lipper Small-Cap Value Fund Average	5.70%	12.00%	8.92%	13.70%	—

TOP 10 HOLDINGS	% of Total Investments
Hughes Supply, Inc.	1.1%
World Fuel Services Corp.	1.1%
Acuity Brands, Inc.	1.1%
Rock-Tenn Co. ‘A’	1.0%
Tecumseh Products Co. ‘A’	1.0%
Brown Shoe Co., Inc.	1.0%
Claire’s Stores, Inc.	1.0%
Kellwood Co.	1.0%
Regal-Beloit Corp.	1.0%
CBL & Associates Properties, Inc.	1.0%
Top Ten Total	10.3%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	22.0%
Consumer Discretionary	12.3%
Utilities	10.7%
Materials & Processing	10.4%
Capital Goods	9.7%

PORTFOLIO COMPOSITION

Common Stock	91.5%
Cash Equivalents	8.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 1,000 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 150–200 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

23
6.30.02 PIMCO Funds Annual Report

A GROWTH FUND

PIMCO Target Fund

OBJECTIVE: Capital appreciation; no consideration is given to income. PORTFOLIO: Common stocks of companies with market capitalizations of between $1 billion and $10 billion.	NUMBER OF SECURITIES IN THE PORTFOLIO: 75 (not including short-term instruments) FUND INCEPTION DATE: 12/17/92	TOTAL NET ASSETS: $1.1 billion PORTFOLIO MANAGER: Jeff Parker

Jeff Parker
Manager

Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 5 years.

Fund endured a difficult period for growth stocks

PIMCO Target Fund (Class D shares), like most equity mutual funds, absorbed losses over the tumultuous third quarter of 2001. The Fund showed resilience in the fourth quarter, outperforming its index and closely tracking its Lipper Average. Unfortunately, the Fund was hurt in the first half of 2002, as the stock market in general—and growth investing in particular—suffered significant losses.

Industrials and financial services hurt early performance

Areas of disappointment for the Fund over the third quarter of 2001 included the industrial and financial services sectors. The industrial sector’s under-performance can be attributed to the portfolio’s exposure to the airline industry. In the financial services sector, Providian and Americredit struggled and were subsequently sold due to consumers’ concerns over declining credit quality. On a positive note, the Fund benefited from its overweighting of the healthcare sector.

The Fund benefited from the fourth quarter market rebound

The Fund benefited from an overweighting in the tech sector at a time when tech stocks experienced a significant rally. The Fund also benefited from its exposure to consumer cyclicals as a result of continued consumer strength. Performance was hampered mostly by the healthcare sector, an area eschewed by investors in favor of more aggressive industries.

“We anticipate maintaining a defensive posture until a recovery in the equity marketplace gains traction.”

Fund was punished by market downturn in first half of 2002

The stock market downturn in the first half of 2002 negatively affected performance. In particular, the Fund was hurt by its exposure to the technology sector, which experienced significant losses, especially in the second quarter. Bright spots for the Fund included healthcare, which benefited from solid fundamentals in the HMO and medical devices industries, and consumer cyclicals, which were helped by stalwart consumer spending.

A recovery could favor smaller-cap stocks

While negativity and pessimism are pervasive in the equity markets, we believe that the economy is steadily improving and at some point the equity markets should follow. We anticipate maintaining a defensive posture until a recovery in the equity marketplace gains traction, but we remain optimistic that, once a recovery begins, small- and mid-cap stocks could outperform.

24
PIMCO Funds Annual Report 6.30.02

PIMCO Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/17/92)
Class D	–31.04%	–1.78%	6.92%	—	12.35%
S&P Mid-Cap 400 Index	–4.73%	6.67%	12.58%	—	—
Lipper Multi-Cap Growth Fund Average	–25.20%	–5.49%	2.73%	—	—

TOP 10 HOLDINGS	% of Total Investments
Laboratory Corp. of America Holdings	3.0%
The BISYS Group, Inc.	3.0%
AmerisourceBergen Corp.	2.9%
Concord EFS, Inc.	2.6%
THQ, Inc.	2.5%
Royal Caribbean Cruises Ltd.	2.3%
SPX Corp.	2.2%
Apollo Group, Inc. ‘A’	1.9%
Linens `n Things, Inc.	1.9%
Affiliated Computer Services, Inc. ‘A’	1.8%
Top Ten Total	24.1%

TOP 5 RELATED INDUSTRIES

Technology	23.8%
Health Care	18.3%
Consumer Discretionary	15.8%
Financial & Business Services	14.5%
Consumer Services	9.2%

PORTFOLIO COMPOSITION

Common Stock	92.2%
Cash Equivalents	6.5%
Convertible Bonds & Notes	1.3%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund seeks to invest in mid-cap companies that create wealth for investors over a long period of time. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately between 40 and 60 holdings.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. See page 30 for footnotes, which include additional details.

25
6.30.02 PIMCO Funds Annual Report

AN ENHANCED INDEX FUND

PIMCO Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital.

PORTFOLIO:
Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.
NUMBER OF SECURITIES IN THE PORTFOLIO: 236 (not including short-term instruments) FUND INCEPTION DATE: 7/10/98	TOTAL NET ASSETS: $32.1 million PORTFOLIO MANAGERS: David Stein Tom Seto

David Stein
Co-Manager

Mr. Stein is Managing Director of PIMCO’s Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.

Tom Seto
Co-Manager

Mr. Seto is a Vice President of PIMCO’s Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Fund performed in line with its benchmark

Within a tumultuous environment for stocks, PIMCO Tax-Efficient Equity Fund (Class D shares) returned –18.12% for the one-year period, tracking the S&P 500 Index’s return of –17.99% and slightly outperforming its Lipper Average, which returned
–19.06%.

Technology, consumer services stocks had mixed results

Technology stocks were poor performers early in the period, proving sensitive to the economic slowdown. However, tech stocks proved strong performers toward the end of 2001, as the tech sector staged a huge rally. Likewise, the consumer services sector was hit hard in the third quarter of 2001, as concerns over an economic slowdown only intensified in the wake of the September 11 attacks. However, this sector also rebounded on investor optimism, with entertainment, leisure and lodging stocks up significantly during the fourth quarter.

Fund’s outperformance in second half fueled by strong stock selection

Stock selection was strong in the capital goods, consumer services and retail sectors in the first quarter of 2002. However, stock selection was weak in financial services, where the market-sensitive banks that our model favors underperformed the traditional banks. The Fund continued its outperformance in the second quarter, benefiting from its exposure to the basic materials and energy sectors, which were the best relative performers this quarter. Both of these sectors benefited from a strengthening economy and increasing industrial production.

“We believe that, for a true cyclical recovery to take place, business investment must occur.”

Fund remains well-positioned for a cyclical recovery

Our outlook remains cautiously optimistic. We believe that for a true cyclical recovery to take place, business investment must occur. But businesses are waiting to see if current capacity will be utilized and are finding it especially difficult to commit capital after the over-expansion of the past. As this cyclical recovery unfolds, we believe that our structured growth stock selection model, which stays broadly diversified, should continue to provide the greatest opportunity to capture the long-term market leaders while doing so in a tax-efficient manner.

26
PIMCO Funds Annual Report 6.30.02

PIMCO Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (7/10/98)
Class D	–18.12%	–10.00%	—	—	–4.15%
Class D Shares after taxes on distribution	–18.12%	–10.00%	—	—	–4.15%
Class D Shares after taxes on distributions & redemptions of fund shares	–11.13%	–7.82%	—	—	–5.28%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Large-Cap Core Fund Avg.	–19.06%	–9.43%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Microsoft Corp.	3.4%
General Electric Co.	3.3%
Citigroup, Inc.	3.0%
Pfizer, Inc.	2.9%
Exxon Mobil Corp.	2.7%
Wal-Mart Stores, Inc.	2.7%
Johnson & Johnson	2.4%
American International Group, Inc.	1.9%
IBM Corp.	1.5%
SBC Communications, Inc.	1.5%
Top Ten Total	25.3%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	23.3%
Technology	15.9%
Healthcare	15.9%
Consumer Staples	8.5%
Consumer Discretionary	8.5%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. To achieve the Fund’s objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund’s inception (7/98).

*Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

27
PIMCO Funds Annual Report 6.30.02

A VALUE FUND

PIMCO Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose bus. fundamentals are expected to improve.
NUMBER OF SECURITIES IN THE PORTFOLIO: 38 (not including short-term instruments) FUND INCEPTION DATE: 12/30/91	TOTAL NET ASSETS: $834.2 million PORTFOLIO MANAGER: John Schneider

John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

PIMCO Value Fund performed relatively well

Although the Fund posted a loss of –3.73% for Class D shares, it still significantly outperformed the Russell 1000 Value Index and its Lipper Average, which returned –8.95% and –10.21%, respectively.

Fund benefited from exposure to property & casualty insurers

The Fund benefited from it exposure to the property & casualty (P&C) industry in the third and fourth quarters of 2001. The industry’s current earnings were hurt by the terrorist attacks, but investors bid up these stocks in anticipation of rapid earnings growth in 2002 due to increased premiums. In particular, reinsurer Ace Limited posted significant gains.

Pro-cyclical positioning boosted results

The Fund’s exposure to cyclical stocks, such as basic materials and energy, significantly helped its performance in the fourth quarter of 2001 and the first quarter of 2002, as investors discounted a significant economic recovery. In particular, the Fund’s exposure to the steel company Nucor proved beneficial as a result of the bankruptcy of its less cost-effective competitors. Pending the approval of federal tariffs on imported steel, the industry could see profits rise later in 2002. The energy sector also positively contributed to the Fund’s performance. Despite a mild winter that kept oil prices neutral for much of January and February, the escalating crisis in the Middle East drove up oil prices in March 2002, boosting the share price of many energy stocks. Oil companies such as Nabors were standout performers during the period.

“We will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.”

Fund underperformed late in the period

The Fund was hurt in the second quarter of 2002 by its exposure to the telecommunications industry, particularly WorldCom. The company’s stock dropped precipitously on news that its fraudulent accounting had resulted in a significant overstatement of its earnings. The Fund was also hurt by its exposure to cyclical technology stocks, including Micron, which investors shunned as the economy sputtered. The Fund’s performance did benefit from good stock selection in basic materials. In particular, Dow Chemical posted solid gains despite the difficult environment. The Fund also benefited from an underweight in financial services and consumer staples.

Fund remains positioned pro-cyclically

We remain optimistic that the economy will recover in the near term, and, as a result, the portfolio remains positioned pro-cyclically. As always, we will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.

28
PIMCO Funds Annual Report 6.30.02

PIMCO Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/91)
Class D	–3.73%	8.47%	11.19%	14.81%	14.25%
Russell 1000 Value Index	–8.95%	–2.92%	6.53%	13.01%	—
Lipper Multi-Cap Value Fund Average	–10.21%	–0.77%	5.86%	11.91%	—

TOP 10 HOLDINGS	% of Total Investments
Liberty Media Corp. ‘A’	6.4%
Micron Technology, Inc.	6.0%
Household International, Inc.	5.6%
Alcan, Inc.	4.9%
Dow Chemical Co.	4.8%
J.P. Morgan Chase & Co.	4.8%
Allstate Corp.	4.6%
AT&T Corp.	4.4%
El Paso Corp.	4.3%
J.C. Penney Co., Inc.	4.1%
Top Ten Total	49.9%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	24.8%
Technology	15.1%
Materials & Processing	9.7%
Energy	8.2%
Consumer Services	6.6%

PORTFOLIO COMPOSITION

Common Stock	87.2%
Cash Equivalents	12.7%
Corporate Bonds & Notes	0.1%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 30 for footnotes, which include additional details.

29
6.30.02 PIMCO Funds Annual Report

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Returns are for the actual share class unless otherwise indicated. Class D shares began on 4/98 for PIMCO Capital Appreciation, Mid-Cap and Value; Class D shares began for Equity Income on 10/01, Growth & Income on 7/00 and Select Growth on 3/00, these returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect D share different operating expenses. Class D shares began for Growth on 1/00 & Renaissance on 4/98, these returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s C shares, adjusted, as necessary, to reflect D share different operating expenses. Class D shares began for Global Innovation on 3/00, Innovation on 4/98, Target on 6/00, these returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s A shares, adjusted, as necessary, to reflect D share different operating expenses. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO.

An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

30
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Capital Appreciation Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.6%
Aerospace 5.1%
General Dynamics Corp.	72,100	$7,668
Lockheed Martin Corp.	112,600	7,826
Northrop Grumman Corp. (c)	51,400	6,425
Raytheon Co.	182,200	7,425
United Technologies Corp.	85,100	5,778

		35,122

Building 2.4%
Centex Corp.	152,500	8,813
D.R. Horton, Inc.	296,500	7,718

		16,531

Capital Goods 2.8%
Delphi Automotive Systems	580,100	7,657
General Electric Co.	394,300	11,454

		19,111

Consumer Discretionary 15.2%
AutoZone, Inc. (c)	97,400	7,529
Best Buy Co., Inc. (c)	140,450	5,098
Electronic Arts, Inc. (c)	113,600	7,503
Family Dollar Stores, Inc.	206,600	7,283
General Motors Corp. (b)	133,500	7,136
Harley-Davidson, Inc. (b)	139,000	7,127
Home Depot, Inc.	170,800	6,274
Kohl’s Corp. (c)	87,800	6,153
MGM Grand, Inc. (c)	145,800	4,921
Office Depot, Inc. (c)	376,300	6,322
Target Corp.	212,900	8,112
Wal-Mart Stores, Inc.	283,600	15,601
Williams-Sonoma, Inc. (c)	200,700	6,153
Yum! Brands, Inc. (c)	286,800	8,389

		103,601

Consumer Services 5.5%
Cendant Corp. (b)(c)	412,800	6,555
Darden Restaurants, Inc. (b)	282,000	6,965
Sabre Holdings Corp. ‘A’ (c)	185,500	6,641
Starwood Hotels & Resorts Worldwide, Inc. (b)	209,100	6,877
Tribune Co.	81,100	3,528
Viacom, Inc. (c)	151,300	6,713

		37,279

Consumer Staples 9.0%
Anheuser-Busch Cos., Inc.	172,600	8,630
Fortune Brands, Inc.	107,900	6,042
Gillette Co.	205,700	6,967
Kroger Co. (c)	264,600	5,266
Pepsi Bottling Group, Inc.	113,000	3,480
PepsiCo, Inc.	174,500	8,411
Philip Morris Cos., Inc.	192,000	8,387
Procter & Gamble Co.	94,100	8,403
SYSCO Corp.	202,900	5,523

		61,109

Energy 2.1%
Devon Energy Corp.	145,400	7,165
Exxon Mobil Corp.	175,400	7,177

		14,342

Financial & Business Services 18.7%
American Express Co.	148,000	5,375
American International Group, Inc.	232,960	15,895
BB&T Corp.	197,600	7,627
Bear Stearns Co., Inc.	60,000	3,672
Citigroup, Inc.	369,895	14,333
Fannie Mae	98,200	7,242
Hartford Financial Services Group, Inc.	125,800	7,481
KeyCorp	275,300	7,516
Lehman Brothers Holdings, Inc.	141,700	8,859
MBIA, Inc.	141,500	7,999
Mellon Financial Corp.	174,200	5,475
Moody’s Corp.	113,200	5,632
SLM Corp.	61,600	5,969
St. Paul Companies, Inc.	80,600	3,137
Wachovia Corp.	193,100	7,373
Wells Fargo & Co.	138,200	6,918
XL Capital Ltd. ‘A’	86,200	7,301

		127,804

Healthcare 18.1%
Aetna, Inc. (c)	117,000	5,613
Allergan, Inc.	110,000	7,343
Amgen, Inc. (c)	158,400	6,634
Andrx Group (c)	209,700	5,656
Barr Laboratories, Inc. (b)(c)	133,600	8,488
Baxter International, Inc.	76,000	3,378
Gilead Sciences, Inc. (c)	112,900	3,712
HCA, Inc.	176,200	8,370
Johnson & Johnson	224,208	11,717
King Pharmaceuticals, Inc. (c)	419,466	9,333
Laboratory Corp. of America Holdings (c)	163,900	7,482
McKesson Corp.	176,900	5,785
Medtronic, Inc.	193,100	8,274
Pfizer, Inc.	208,400	7,294
Tenet Healthcare Corp. (c)	58,800	4,207
UnitedHealth Group, Inc. (c)	75,000	6,866
Wellpoint Health Networks, Inc. (c)	87,000	6,769
Wyeth	132,000	6,758

		123,679

Materials & Processing 2.2%
International Paper Co.	180,600	7,871
Sealed Air Corp. (b)(c)	168,800	6,798

		14,669

Technology 15.2%
Affiliated Computer Services, Inc. ‘A’ (c)	165,300	7,848
Analog Devices, Inc. (c)	188,400	5,596
Applied Materials, Inc. (c)	283,100	5,385
Cisco Systems, Inc. (c)	592,200	8,261
Dell Computer Corp. (c)	135,300	3,537
Honeywell International, Inc.	153,500	5,408
IBM Corp.	100,600	7,243
Intel Corp.	358,500	6,550
International Game Technology (c)	60,500	3,430
Intuit, Inc. (c)	157,400	7,826
Microchip Technology, Inc. (c)	174,200	4,778
Microsoft Corp. (c)	382,000	20,674
Rockwell Automation, Inc.	342,300	6,839
Texas Instruments, Inc.	223,900	5,306
Veritas Software Corp. (b)(c)	258,025	5,106

		103,787

Transportation 0.0%
Delta Air Lines, Inc.	15,700	314

Utilities 1.3%
Dominion Resources, Inc.	129,200	8,553

Total Common Stocks (Cost $692,807)		665,901

See accompanying notes

31
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments Class D (Cont.)
Capital Appreciation Fund
June 30, 2002

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.7%
Repurchase Agreement 5.7%
State Street Bank
1.550% due 07/01/2002	$39,137	$39,137
(Dated 06/28/2002. Collateralized by Fannie Mae 3.125% due 11/07/2003 valued at $39,922. Repurchase proceeds are $39,142.)

Total Short-Term Instruments (Cost $39,137)		39,137

Total Investments (a) 103.3%		$705,038
(Cost $731,944)
Other Assets and Liabilities (Net) (3.3%)		(22,426)

Net Assets 100.0%		$682,612

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $735,268 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$37,898
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(68,128)

Unrealized depreciation-net	$(30,230)

(b)	Portion of securities on loan with an aggregate market value of $14,480; cash collateral of $14,729 was received with which the Fund purchased securities.

(c)	Non-income producing security.

See accompanying notes

32
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Equity Income Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.2%
Aerospace 1.9%
Goodrich Corp. (b)	28,000	$765

Capital Goods 5.9%
Caterpillar, Inc.	15,900	778
Hubbell, Inc. ‘B’	23,200	792
Textron, Inc.	17,000	797

		2,367

Communications 5.1%
Sprint Corp.	49,000	520
Verizon Communications, Inc.	38,600	1,550

		2,070

Consumer Discretionary 5.5%
J.C. Penney Co., Inc. (b)	35,500	782
VF Corp.	36,600	1,435

		2,217

Consumer Staples 14.1%
Brown-Forman Corp. ‘B’ (b)	11,100	766
ConAgra Foods, Inc.	33,300	921
Fortune Brands, Inc.	15,500	868
RJ Reynolds Tobacco Holdings, Inc.	31,000	1,666
SUPERVALU, Inc.	60,500	1,484

		5,705

Energy 12.1%
Amerada Hess Corp.	10,800	891
Conoco, Inc.	30,000	834
KeySpan Corp.	22,500	847
Marathon Oil Corp.	29,800	808
Murphy Oil Corp.	8,400	693
Occidental Petroleum Corp.	27,500	825

		4,898

Financial & Business Services 31.1%
A.G. Edwards, Inc.	21,400	832
Bank of America Corp.	11,600	816
CIGNA Corp.	8,300	809
Deluxe Corp.	36,700	1,427
Duke Realty Corp.	30,000	868
HRPT Properties Trust	86,000	761
J.P. Morgan Chase & Co.	22,900	777
KeyCorp	58,700	1,603
Lincoln National Corp.	36,100	1,516
Union Planters Corp. (b)	47,550	1,539
UnumProvident Corp.	30,800	784
Washington Mutual, Inc.	23,300	865

		12,597

Healthcare 3.7%
Bristol-Myers Squibb Co.	28,600	735
Merck & Co., Inc.	15,400	780

		1,515

Materials & Processing 5.5%
Eastman Kodak Co.	51,200	1,493
Georgia-Pacific Corp.	30,500	750

		2,243

Transportation 2.1%
Burlington Northern Santa Fe Corp.	28,300	849

Utilities 9.2%
American Electric Power Co., Inc.	18,700	748
CMS Energy Corp. (b)	62,000	681
DTE Energy Co. (b)	18,100	808
NICOR, Inc.	16,800	769
Public Service Enterprise Group, Inc.	17,000	736

		3,742

Total Common Stocks (Cost $35,515)		38,968

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.9%
Repurchase Agreement 3.9%
State Street Bank
1.550% due 07/01/2002	$1,580	$1,580
(Dated 06/28/2002. Collateralized by Freddie Mac 3.670% due 12/19/2003 valued at $1,616. Repurchase proceeds are $1,580.)

Total Short-Term Instruments (Cost $1,580)		1,580

Total Investments (a) 100.1% (Cost $37,095)		$40,548
Other Assets and Liabilities (Net) (0.1%)		(52)

Net Assets 100.0%		$40,496

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $37,331 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$5,640
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(2,423)

Unrealized appreciation-net	$3,217

(b)	Portion of securities on loan with an aggregate market value of $2,087; cash collateral of $2,123 was received with which the Fund purchased securities.

See accompanying notes

33
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments Class D
Global Innovation Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.5%
Aerospace 1.0%
Lockheed Martin Corp.	5,900	$410
Northrop Grumman Corp. (b)	5,000	625

		1,035

Capital Goods 2.3%
Brooks-PRI Automation, Inc. (b)	90,881	2,323

Communications 3.6%
Nokia Oyj SP—ADR	100,800	1,460
Overture Services, Inc. (b)	51,800	1,294
SK Telecom Co., Ltd. SP—ADR	500	12
TMP Worldwide, Inc. (b)	37,900	815

		3,581

Consumer Discretionary 1.9%
Electronic Arts, Inc. (b)	19,900	1,314
Sony Corp.	11,000	584

		1,898

Consumer Services 1.9%
eBay, Inc. (b)	20,700	1,276
Univision Communications, Inc. ‘A’ (b)	300	9
USA Interactive (b)	23,800	558

		1,843

Financial & Business Services 2.6%
Accenture Ltd. (b)	138,400	2,630

Healthcare 4.6%
Amgen, Inc. (b)	30,700	1,286
Celgene Corp. (b)	26,300	402
Cephalon, Inc. (b)	11,400	515
Genentech, Inc. (b)	30,500	1,022
IDEC Pharmaceuticals Corp. (b)	34,400	1,220
MedImmune, Inc. (b)	7,700	203

		4,648

Technology 73.6%
Activision, Inc. (b)	36,300	1,055
Aeroflex, Inc. (b)	13,300	103
Applied Materials, Inc. (b)	125,200	2,381
ASML Holding N.V. (b)	103,600	1,566
AU Optronics Corp. (b)	51,000	424
BEA Systems, Inc. (b)	213,828	2,012
Brocade Communications Systems, Inc. (b)	82,700	1,446
Business Objects SA SP—ADR (b)	7,300	205
Cisco Systems, Inc. (b)	258,700	3,609
Emulex Corp. (b)	28,800	648
Fairchild Semiconductor International, Inc. ‘A’ (b)	4,400	107
Genesis Microchip, Inc. (b)	83,485	673
ILOG S.A. (b)	2,500	14
Infosys Technologies Ltd. SP—ADR	14,000	717
Integrated Circuit Systems, Inc. (b)	44,300	894
Intel Corp.	171,000	3,124
Intersil Corp. (b)	100,800	2,155
J.D. Edwards & Co. (b)	85,309	1,037
KLA-Tencor Corp. (b)	48,400	2,129
LG Electronics, Inc. (b)	76,640	3,058
Manugistics Group, Inc. (b)	174,700	1,067
Marvell Technology Group Ltd. (b)	99,700	1,983
Maxim Integrated Products, Inc. (b)	42,600	1,633
Micron Technology, Inc. (b)	145,600	2,944
Microsoft Corp. (b)	64,500	3,491
Netscreen Technologies, Inc. (b)	31,900	293
Network Appliance, Inc. (b)	193,000	2,395
Nvidia Corp. (b)	14,700	253
Openwave Systems, Inc. (b)	184,000	1,032
Oracle Corp. (b)	364,500	3,452
Orbotech Ltd. (b)	12,900	293
Photon Dynamics, Inc. (b)	10,959	329
Power Integrations, Inc. (b)	25,400	455
QLogic Corp. (b)	19,300	735
QUALCOMM, Inc. (b)	100,700	2,768
Rational Software Corp. (b)	147,294	1,209
Samsung Electronics Co. Ltd.	10,900	2,981
SAP AG	49,900	1,212
Siebel Systems, Inc. (b)	65,500	931
STMicroelectronics NV	53,300	1,297
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (b)	230,670	2,999
Teradyne, Inc. (b)	97,200	2,284
Texas Instruments, Inc.	110,600	2,621
Tibco Software, Inc. (b)	167,100	929
Ticketmaster (b)	39,700	743
United Microelectronics Corp. SP—ADR (b)	442,100	3,249
Veritas Software Corp. (b)	84,800	1,678
Xilinx, Inc. (b)	56,800	1,274

		73,887

Total Common Stocks (Cost $109,970)		91,845

SHORT-TERM INSTRUMENTS 11.8%
	Principal Amount (000s)
Repurchase Agreement 11.8%
State Street Bank
1.550% due 07/01/2002	$11,905	11,905
(Dated 06/28/2002. Collateralized by Fannie Mae 3.350% due 10/09/2003 valued at $12,147. Repurchase proceeds are $11,907.)

Total Short-Term Instruments (Cost $11,905)		11,905

Total Investments (a) 103.3% (Cost $121,875)		$103,750

Other Assets and Liabilities (Net) (3.3%)		(3,352)

Net Assets 100.0%		$100,398

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $125,349 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$4,125
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(25,724)

Unrealized depreciation-net	$(21,599)

(b)	Non-income producing security.

See accompanying notes

34
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Growth Fund
June 30, 2002
	Shares	Value (000s)
COMMON STOCKS 96.6%
Aerospace 6.9%
General Dynamics Corp.	250,000	$26,587
Lockheed Martin Corp.	750,000	52,125

		78,712

Capital Goods 7.0%
3M Co.	250,000	30,750
General Electric Co.	500,000	14,525
Illinois Tool Works, Inc.	500,000	34,150

		79,425

Consumer Discretionary 14.1%
Clear Channel Communications, Inc. (c)	300,000	9,606
Home Depot, Inc.	500,000	18,365
Kohl’s Corp. (c)	500,000	35,040
Nike, Inc.	500,000	26,825
Target Corp.	750,000	28,575
Wal-Mart Stores, Inc.	750,000	41,257

		159,668

Consumer Services 5.0%
Starwood Hotels & Resorts Worldwide, Inc.	350,000	11,512
USA Interactive (b)(c)	500,000	11,725
Viacom, Inc. (c)	750,000	33,278

		56,515

Consumer Staples 8.3%
Coca-Cola Co.	250,000	14,000
Kraft Foods, Inc.	500,000	20,475
PepsiCo, Inc.	500,000	24,100
Philip Morris Cos., Inc.	500,000	21,840
Procter & Gamble Co.	150,000	13,395

		93,810

Financial & Business Services 24.5%
American Express Co.	750,000	27,240
American International Group, Inc.	500,000	34,115
Bank of America Corp.	500,000	35,180
Citigroup, Inc.	750,000	29,063
Concord EFS, Inc. (b)(c)	1,000,000	30,140
Fifth Third Bancorp	500,000	33,325
First Data Corp.	1,500,000	55,800
Morgan Stanley, Dean Witter & Co.	500,000	21,540
Omnicom Group, Inc. (b)	250,000	11,450

		277,853

Healthcare 17.6%
Baxter International, Inc.	500,000	22,225
Cardinal Health, Inc.	500,000	30,705
Johnson & Johnson (b)	750,000	39,195
Pfizer, Inc.	750,000	26,250
Tenet Healthcare Corp. (c)	500,000	35,775
UnitedHealth Group, Inc. (b)(c)	500,000	45,775

		199,925

Technology 13.2%
Cisco Systems, Inc. (c)	2,000,000	27,900
Dell Computer Corp. (c)	1,000,000	26,140
Intel Corp.	1,000,000	18,270
Microsoft Corp. (c)	750,000	40,590
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (c)	1,500,000	19,500
Texas Instruments, Inc.	750,000	17,775

		150,175

Total Common Stocks (Cost $1,039,783)		1,096,083

	Principal Amount (000’s)
CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust 7.187% due 12/31/2002 (d)	$359	$0

Total Convertible Bonds & Notes (Cost $358)		0

Total Investments (a) 96.6% (Cost $1,040,141)		$1,096,083
Other Assets and Liabilities (Net) 3.4%		38,615

Net Assets 100.0%		$1,134,698

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,049,454 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$124,594
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(77,965)

Unrealized appreciation-net	$46,629

(b)	Portion of securities on loan with an aggregate market value of $18,856; cash collateral of $19,353 was received with which the Fund purchased securities.

(c)	Non-income producing security.

(d)	Security is in default.

See accompanying notes

35
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments Class D
Growth & Income Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.3%
Aerospace 6.6%
General Dynamics Corp.	15,000	$1,595
Lockheed Martin Corp.	50,000	3,475

		5,070

Capital Goods 4.3%
3M Co.	15,000	1,845
General Electric Co.	50,000	1,452

		3,297

Communications 1.3%
Verizon Communications, Inc.	25,000	1,004

Consumer Discretionary 6.7%
General Motors Corp.	25,000	1,336
Target Corp.	50,000	1,905
Wal-Mart Stores, Inc.	35,000	1,925

		5,166

Consumer Staples 7.7%
Kraft Foods, Inc.	50,000	2,047
PepsiCo, Inc.	35,000	1,687
Philip Morris Cos., Inc.	50,000	2,184

		5,918

Energy 8.1%
ChevronTexaco Corp.	25,000	2,212
Exxon Mobil Corp.	50,000	2,046
Kinder Morgan Management LLC (b)	62,530	1,907

		6,165

Financial & Business Services 32.7%
American Express Co.	50,000	1,816
American International Group, Inc.	25,000	1,706
Bank of America Corp.	35,000	2,463
Boston Properties, Inc.	50,000	1,998
Citigroup, Inc.	50,000	1,938
Concord EFS, Inc. (b)	75,000	2,261
Equity Office Properties Trust	65,000	1,957
Fifth Third Bancorp	25,000	1,666
First Data Corp.	65,000	2,418
Freddie Mac	25,000	1,530
Vornado Realty Trust	50,000	2,310
Washington Mutual, Inc.	35,000	1,299
XL Capital Ltd. ‘A’	20,000	1,694

		25,056

Healthcare 7.7%
Johnson & Johnson	35,000	1,829
Tenet Healthcare Corp. (b)	25,000	1,789
UnitedHealth Group, Inc. (b)	25,000	2,289

		5,907

Materials & Processing 8.7%
E.I. du Pont de Nemours & Co.	50,000	2,220
International Paper Co.	50,000	2,179
Newmont Mining Corp.	85,000	2,238

		6,637

Technology 2.5%
Microsoft Corp. (b)	35,000	1,894

Utilities 2.0%
Duke Energy Corp.	50,000	1,555

Total Common Stocks (Cost $67,600)		67,669

	Principal Amount (000s)	Value (000s)
CONVERTIBLE BONDS & NOTES 9.4%
Industrials 9.4%
Cendant Corp.
3.875% due 11/27/2011	$1,500	$1,479
Coltec Capital Trust
5.250% due 04/15/2028	40	1,470
Ford Motor Co. Capital Trust II
6.500% due 01/15/2007	25	1,406
General Motors Corp.
5.250% due 03/06/2009	50	1,314
Lifepoint Hospitals Holdings
4.500% due 06/01/2009	1,500	1,560

Total Convertible Bonds & Notes (Cost $7,315)		7,229

SHORT-TERM INSTRUMENTS 2.5%
Repurchase Agreement 2.5%
State Street Bank	1,873	1,873
1.550% due 07/01/2002
(Dated 06/28/2002. Collateralized by Freddie Mac 3.670% due 12/19/2003 valued at $1,914. Repurchase proceeds are $1,873.)

Total Short-Term Instruments		1,873
(Cost $1,873)

Total Investments (a) 100.2%		$76,771
(Cost $76,788)
Other Assets and Liabilities (Net) (0.2%)		(127)

Net Assets 100.0%		$76,644

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $76,828 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$4,221
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(4,278)

Unrealized depreciation-net	$(57)

(b)	Non-income producing security.

See accompanying notes

36
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Innovation Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.8%
Communications 3.6%
Nokia Oyj SP—ADR	2,511,000	$36,359

Consumer Discretionary 0.8%
Electronic Arts, Inc. (c)	128,600	8,494

Financial & Business Services 2.1%
Accenture Ltd. (b)(c)	1,132,700	21,521

Healthcare 0.1%
Amgen, Inc. (c)	3,800	159
Cephalon, Inc. (b)(c)	2,500	113
Forest Laboratories, Inc. (c)	3,100	220
Genentech, Inc. (c)	4,500	151
IDEC Pharmaceuticals Corp. (b)(c)	3,400	121
MedImmune, Inc. (c)	5,375	142
Scios, Inc. (b)(c)	5,000	153

		1,059

Technology 93.2%
Advanced Micro Devices, Inc. (c)	1,140,600	11,087
Apple Computer, Inc. (c)	509,100	9,021
Applied Materials, Inc. (c)	1,234,900	23,488
ASML Holding N.V. (c)	752,600	11,379
Atmel Corp. (c)	1,270,200	7,951
BEA Systems, Inc. (c)	1,426,900	13,427
Broadcom Corp. ‘A’ (c)	322,900	5,664
Brocade Communications Systems, Inc. (b)(c)	796,800	13,928
Business Objects SA SP—ADR (b)(c)	322,600	9,065
Cisco Systems, Inc. (c)	1,860,400	25,953
Computer Associates International, Inc.	888,100	14,112
Corning, Inc. (b)(c)	1,748,000	6,205
Cree, Inc. (b)(c)	828,900	10,966
Cypress Semiconductor Corp. (c)	708,200	10,750
Dell Computer Corp. (c)	918,600	24,012
EMC Corp. (c)	765,400	5,779
Emulex Corp. (b)(c)	743,095	16,727
Extreme Networks, Inc. (b)(c)	1,040,400	10,165
Flextronics International Ltd. (c)	1,617,200	11,531
Foundry Networks, Inc. (b)(c)	350,000	2,461
Genesis Microchip, Inc. (b)(c)	405,700	3,270
GlobespanVirata, Inc. (c)	1,849,725	7,158
Hewlett-Packard Co.	947,731	14,481
Integrated Device Technology, Inc. (c)	1,018,286	18,472
Intel Corp.	1,785,300	32,617
International Rectifier Corp. (c)	646,500	18,845
JDS Uniphase Corp. (c)	2,058,359	5,537
Juniper Networks, Inc. (b)(c)	1,865,600	10,541
KLA-Tencor Corp. (c)	538,400	23,684
Koninklijke Philips Electronics NV	431,400	11,907
Kulicke & Soffa Industries, Inc. (b)	1,065,600	13,203
Linear Technology Corp.	234,700	7,377
LSI Logic Corp. (c)	1,439,780	12,598
Marvell Technology Group Ltd. (b)(c)	764,627	15,208
Maxim Integrated Products, Inc. (c)	385,600	14,780
Mercury Interactive Corp. (b)(c)	827,100	18,990
Microchip Technology, Inc. (c)	281,457	7,720
Micron Technology, Inc. (c)	1,762,100	35,630
Microsoft Corp. (c)	467,200	25,285
Motorola, Inc.	914,400	13,186
National Semiconductor Corp. (c)	649,700	18,952
Network Appliance, Inc. (c)	1,786,694	22,173
Newport Corp. (b)(c)	426,500	6,679
Nvidia Corp. (b)(c)	360,200	6,188
Oracle Corp. (c)	1,590,395	15,061
PMC—Sierra, Inc. (b)(c)	821,200	7,613
Powerwave Technologies, Inc. (b)(c)	1,036,055	9,490
QLogic Corp. (c)	639,500	24,365
QUALCOMM, Inc. (c)	1,061,200	29,172
Rational Software Corp. (c)	1,958,900	16,083
RF Micro Devices, Inc. (b)(c)	1,279,500	9,750
SanDisk Corp. (b)(c)	674,600	8,365
Sanmina-SCI Corp. (c)	1,964,554	12,396
SAP AG (b)(c)	856,000	20,792
Siebel Systems, Inc. (c)	553,600	7,872
Sun Microsystems, Inc. (c)	2,233,800	11,191
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (c)	3,402,168	44,228
Teradyne, Inc. (b)(c)	1,045,664	24,573
Texas Instruments, Inc.	1,295,600	30,706
United Microelectronics Corp. SP—ADR (b)(c)	2,154,000	15,832
UTStarcom, Inc. (b)(c)	187,500	3,782
Veritas Software Corp. (c)	371,800	7,358
Vishay Intertechnology, Inc. (c)	877,100	19,296
Vitesse Semiconductor Corp. (c)	1,022,400	3,180
Yahoo, Inc. (c)	1,858,663	27,434

		956,691

Total Common Stocks (Cost $1,411,927)		1,024,124

SHORT-TERM INSTRUMENTS 1.1%
	Principal Amount (000s)
Repurchase Agreement 1.1%
State Street Bank 1.550% due 07/01/2002	$11,318	11,318
(Dated 06/28/2002. Collateralized by Fannie Mae 3.220% due 10/17/2003 valued at $11,548. Repurchase proceeds are $11,319.)

Total Short-Term Instruments (Cost $11,318)		11,318

Total Investments (a) 100.9% (Cost $1,423,245)		$1,035,442
Other Assets and Liabilities (Net) (0.9%)		(9,418)

Net Assets 100.0%		$1,026,024

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,596,683 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$17,797
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(579,038)

Unrealized depreciation-net	$(561,241)

(b)	Portion of securities on loan with an aggregate market value of $144,487; cash collateral of $151,438 was received with which the Fund purchased securities.

(c)	Non-income producing security.

See accompanying notes

37
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments Class D
Mid-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.1%
Aerospace 1.8%
Raytheon Co.	243,600	$9,927
The Titan Corp. (b)(c)	347,200	6,350

		16,277

Building 2.5%
D.R. Horton, Inc. (b)	427,799	11,136
Lennar Corp. (b)	184,183	11,272

		22,408

Capital Goods 4.9%
Dana Corp. (b)	488,800	9,057
Danaher Corp.	135,300	8,977
Eaton Corp.	115,200	8,381
Lear Corp. (c)	202,500	9,366
SPX Corp. (b)	69,000	8,108

		43,889

Communications 1.9%
Cox Radio, Inc. (c)	348,366	8,396
Westwood One, Inc. (c)	258,274	8,632

		17,028

Consumer Discretionary 17.8%
Abercrombie & Fitch Co. ‘A’ (c)	154,900	3,736
AutoZone, Inc. (b)(c)	127,900	9,887
Bed, Bath & Beyond, Inc. (c)	280,500	10,586
Best Buy Co., Inc. (b)(c)	103,500	3,757
Black & Decker Corp.	200,400	9,659
Blockbuster, Inc. ‘A’	327,757	8,817
Coach, Inc. (c)	177,138	9,725
Constellation Brands, Inc. ‘A’ (b)(c)	357,600	11,443
Electronic Arts, Inc. (b)(c)	149,400	9,868
Family Dollar Stores, Inc.	274,500	9,676
Foot Locker, Inc. (b)	604,241	8,731
Mandalay Resort Group (c)	278,200	7,670
Mohawk Industries, Inc. (b)(c)	170,450	10,488
Nordstrom, Inc. (b)	220,600	4,997
Office Depot, Inc. (c)	512,800	8,615
Ross Stores, Inc.	274,200	11,174
Williams-Sonoma, Inc. (b)(c)	298,800	9,161
Yum! Brands, Inc. (c)	373,624	10,929

		158,919

Consumer Services 8.1%
Accredo Health, Inc. (c)	182,400	8,416
Apollo Group, Inc. ‘A’ (c)	309,899	12,213
Darden Restaurants, Inc.	350,950	8,668
Harrah’s Entertainment, Inc. (c)	197,700	8,768
Hilton Hotels Corp. (b)	608,700	8,461
Sabre Holdings Corp. ‘A’ (c)	229,800	8,227
The E.W. Scripps Co.	134,903	10,388
Univision Communications, Inc. ‘A’ (b)(c)	234,200	7,354

		72,495

Consumer Staples 3.4%
McCormick & Co.	375,900	9,679
Pactiv Corp.	489,310	11,646
Pepsi Bottling Group, Inc.	297,000	9,148

		30,473

Energy 6.7%
Devon Energy Corp.	178,600	8,801
ENSCO International, Inc.	318,400	8,680
Murphy Oil Corp.	124,300	10,255
Noble Corp. (c)	236,399	9,125
Ocean Energy, Inc.	553,121	11,986
Pioneer Natural Resources Co.	405,400	10,561

		59,408

Financial & Business Services 17.1%
Ambac Financial Group, Inc.	162,400	10,913
Arthur J. Gallagher & Co.	276,100	9,567
Associates Corp. of North America	147,289	5,554
Bear Stearns Co., Inc.	76,700	4,694
CarrAmerica Realty Corp.	306,288	9,449
Commerce Bancorp, Inc. N.J. (b)	113,378	5,011
Federated Investors, Inc.	301,400	10,419
General Growth Properties, Inc. (b)	230,900	11,776
GreenPoint Financial Corp.	250,700	12,309
HCC Insurance Holdings, Inc. (b)	420,600	11,083
Hudson City Bancorp, Inc.	301,000	5,990
Legg Mason, Inc. (b)	222,913	10,999
Moody’s Corp.	183,300	9,119
North Fork Bancorporation, Inc.	139,344	5,547
Old Republic International Corp.	349,400	11,006
SLM Corp.	98,500	9,545
SouthTrust Corp.	190,200	4,968
St. Paul Companies, Inc.	106,070	4,128

		152,077

Healthcare 13.8%
Aetna, Inc.	150,700	7,229
Andrx Group (c)	269,046	7,256
Barr Laboratories, Inc. (b)(c)	176,900	11,238
Cephalon, Inc. (b)(c)	175,207	7,919
Community Health System, Inc. (c)	389,800	10,447
Gilead Sciences, Inc. (b)(c)	144,800	4,761
King Pharmaceuticals, Inc. (c)	538,366	11,979
Laboratory Corp. of America Holdings (b)(c)	215,350	9,831
McKesson Corp. (b)	132,700	4,339
MedImmune, Inc. (c)	230,455	6,084
Omnicare, Inc.	442,000	11,607
Oxford Health Plans, Inc. (c)	214,900	9,984
St. Jude Medical, Inc. (c)	153,100	11,306
Wellpoint Health Networks, Inc. (c)	112,100	8,723

		122,703

Materials & Processing 3.0%
AK Steel Holding Corp.	687,600	8,808
Sealed Air Corp. (b)(c)	211,211	8,505
Smurfit-Stone Container Corp. (b)(c)	599,100	9,238

		26,551

Technology 11.7%
Affiliated Computer Services, Inc. ‘A’ (b)(c)	210,918	10,014
Altera Corp. (c)	280,000	3,808
Brocade Communications Systems, Inc. (b)(c)	266,703	4,662
Diebold, Inc.	260,100	9,686
Emulex Corp. (b)(c)	140,300	3,158
International Game Technology (c)	77,933	4,419
International Rectifier Corp. (c)	223,500	6,515
Intuit, Inc. (c)	201,900	10,038
L-3 Communications Holdings, Inc. (b)(c)	192,000	10,368
Microchip Technology, Inc. (c)	228,100	6,257
National Semiconductor Corp. (c)	300,400	8,763
Network Associates, Inc. (b)(c)	431,100	8,307
SunGard Data Systems, Inc. (c)	362,200	9,591
Synopsys, Inc. (c)	81,200	4,451
Teradyne, Inc. (c)	171,800	4,037

		104,074

Utilities 3.4%
ALLETE, Inc.	340,309	9,222
Entergy Corp.	230,100	9,765
Progress Energy, Inc.	216,088	11,239

		30,226

Total Common Stocks (Cost $825,489)		856,528

See accompanying notes

38
PIMCO Funds Annual Report 6.30.02

	Principal Amounts (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 5.6%
Repurchase Agreement 5.6%
State Street Bank
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 0.000% due 11/14/2003 valued at $50,499. Repurchase proceeds are $49,511.)	$49,505	$49,505
Total Short-Term Instruments (Cost $49,505)		49,505

Total Investments (a) 101.7%		$906,033
(Cost $874,994)
Other Assets and Liabilities (Net) (1.7%)		(14,814)

Net Assets 100.0%		$891,219

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $877,400 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$94,788
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(66,155)

Unrealized appreciation-net	$28,633

(b)	Portion of securities on loan with an aggregate market value of $44,454; cash collateral of $45,277 was received with which the Fund purchased securities.

(c)	Non-income producing security.

See accompanying notes

39
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Renaissance Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.3%
Capital Goods 5.6%
CNH Global NV (b)	7,702,400	$31,041
Navistar International Corp. (b)(c)	774,900	24,797
Tyco International Ltd.	5,649,800	76,329
Visteon Corp. (b)	6,035,800	85,708
York International Corp.	856,700	28,948

		246,823

Communications 1.2%
AT&T Corp.	4,730,015	50,611
WorldCom, Inc.-WorldCom Group (c)(e)	19,514,200	1,756

		52,367

Consumer Discretionary 7.8%
Fiat SpA	1,850,000	23,178
Goodyear Tire & Rubber Co. (b)	1,710,000	31,994
Hasbro, Inc. (b)	2,336,300	31,680
J.C. Penney Co., Inc. (b)	9,288,000	204,522
Toys R Us, Inc. (b)	2,746,700	47,985

		339,359

Consumer Services 5.3%
Liberty Media Corp. ‘A’ (c)	23,225,000	232,250

Consumer Staples 2.3%
Archer-Daniels-Midland Co.	2,170,000	27,754
Fleming Cos., Inc. (b)	1,735,200	31,494
Loews Corp.-Carolina Group	813,500	22,005
Tate & Lyle PLC	3,329,468	17,818

		99,071

Energy 10.8%
Burlington Resources, Inc.	2,050,000	77,900
Devon Energy Corp.	20,000	986
Diamond Offshore Drilling, Inc. (b)	1,258,600	35,870
El Paso Corp.	2,511,500	51,762
Halliburton Co.	1,570,600	25,035
Nabors Industries Ltd. (b)	935,100	33,009
Pride International, Inc. (b)(c)	4,410,000	69,061
Rowan Cos., Inc. (b)	2,859,000	61,326
Valero Energy Corp. (b)	2,310,000	86,440
Veritas DGC, Inc. (b)(c)	2,328,300	29,337
Williams Companies, Inc. (b)	10,000	60

		470,786

Financial & Business Services 21.8%
ACE Ltd.	4,021,200	127,070
Allstate Corp.	4,570,000	168,999
American Financial Group, Inc.	1,693,377	40,472
AmeriCredit Corp. (b)(c)	4,341,000	121,765
Fairfax Financial Holdings Ltd.	367,850	36,816
Household International, Inc.	2,900,000	144,130
iShares S&P 500 Index Fund (b)	750,000	74,265
J.P. Morgan Chase & Co.	4,380,000	148,570
Metris Cos., Inc. (b)	1,832,149	15,225
SPDR Trust (b)	740,000	73,230

		950,542

Healthcare 6.7%
Aetna, Inc. (c)	3,575,500	171,517
HEALTHSOUTH Corp. (c)	4,830,000	61,776
PacifiCare Health Systems, Inc. (c)	2,218,600	60,346

		293,639

Materials & Processing 12.7%
Alcan, Inc.	4,921,000	184,636
Crompton Corp.	1,664,500	21,222
Dow Chemical Co.	2,178,139	74,884
FMC Corp. (b)(c)	1,625,000	49,026
Hanover Compressor Co. (b)(c)	290,000	3,915
IMC Global, Inc. (b)	4,872,300	60,904
Massey Energy Co.	300,000	3,810N
Nova Chemicals Corp. (b)	213,000	4,801
Sappi Ltd. SP-ADR	1,020,000	14,300
Solutia, Inc. (b)	6,437,000	45,188
Tembec, Inc. (c)	2,385,100	22,615
United States Steel Corp. (b)	3,370,000	67,029

		552,330

Technology 13.6%
Advanced Micro Devices, Inc. (b)(c)	5,800,000	56,376
Amkor Technology, Inc. (c)	150,000	933
Arrow Electronics, Inc. (b)(c)	410,000	8,507
Axcelis Technologies, Inc. (b)(c)	279,000	3,203
Hewlett-Packard Co.	3,700,125	56,538
Kulicke & Soffa Industries, Inc. (b)	800,000	9,912
Lucent Technologies, Inc. (b)	3,900,000	6,474
Matsushita Electric Industrial Co. Ltd.	5,500,000	75,022
Maxtor Corp. (b)	11,707,900	52,920
Micron Technology, Inc. (b)	11,735,226	237,286
Rockwell Automation, Inc.	1,368,200	27,337
Sanmina-SCI Corp. (b)(c)	5,147,600	32,481
Solectron Corp. (b)(c)	4,050,000	24,907

		591,896

Transportation 7.2%
AMR Corp.	5,704,400	96,176
CSX Corp.	2,794,500	97,947
Swift Transportation Co., Inc. (b)(c)	2,896,300	67,484
UAL Corp. (b)(c)	4,755,000	54,397

		316,004

Utilities 4.3%
Calpine Corp. (b)(c)	1,360,000	9,561
PG&E Corp. (c)	9,147,000	163,640
Reliant Energy, Inc.	825,000	13,943
		187,144

Total Common Stocks (Cost $4,574,344)		4,332,211

CORPORATE BONDS & NOTES 0.1%
	Principal Amount (000s)
Utilities 0.1%
WorldCom, Inc.—WorldCom Group
7.550% due 04/01/2004 (b)(d)	$30,000	4,950
Total Corporate Bonds & Notes (Cost $20,467)		4,950

CONVERTIBLE BONDS & NOTES 0.1%
Industrials 0.1%
Adelphia Communications Corp.
3.250% due 05/01/2021 (d)	8,000	720
6.000% due 02/15/2006 (b)(d)	18,000	1,620

Total Convertible Bonds & Notes (Cost $18,835)		2,340

Total Investments (a) 99.5%		$4,339,501
(Cost $4,613,646)
Other Assets and Liabilities (Net) 0.5%		23,957

Net Assets 100.0%		$4,363,458

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $ 4,648,128 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$289,457
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(598,084)

Unrealized depreciation-net	$(308,627)

(b)	Portion of securities on loan with an aggregate market value of $492,478; cash collateral of $509,807 was received with which the Fund purchased securities.

(c)	Non-income producing security.

(d)	Security is in default.

(e)	Subsequent to June 30, 2002, the issuer declared bankruptcy.

40
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Select Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.3%
Aerospace 12.4%
General Dynamics Corp.	15,000	$1,595
Lockheed Martin Corp.	50,000	3,475

		5,070

Consumer Discretionary 14.7%
Nike, Inc.	25,000	1,341
Target Corp.	50,000	1,905
Wal-Mart Stores, Inc.	50,000	2,750

		5,996

Consumer Services 9.4%
Starwood Hotels & Resorts Worldwide, Inc.	50,000	1,644
Viacom, Inc. (b)	50,000	2,219

		3,863

Financial & Business Services 28.6%
American International Group, Inc.	25,000	1,706
Bank of America Corp.	35,000	2,463
Citigroup, Inc.	50,000	1,938
Concord EFS, Inc. (b)	100,000	3,014
First Data Corp.	70,000	2,604

		11,725

Healthcare 11.3%
Tenet Healthcare Corp. (b)	20,000	1,431
UnitedHealth Group, Inc. (b)	35,000	3,204

		4,635

Technology 14.9%
Cisco Systems, Inc. (b)	150,000	2,093
Microsoft Corp. (b)	50,000	2,706
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (b)	100,000	1,300

		6,099

Total Common Stocks (Cost $38,950)		37,388

SHORT-TERM INSTRUMENTS 8.9%
	Principal Amount (000s)
Repurchase Agreement 8.9%
State Street Bank
1.550% due 07/01/2002	$3,624	3,624
(Dated 06/28/2002. Collateralized by Federal Home Loan Bank 6.105% due 05/15/2003 valued at $3,699. Repurchase proceeds are $3,624.)

Total Short-Term Instruments (Cost $3,624)		3,624

Total Investments (a) 100.2% (Cost $42,574)		$41,012
Other Assets and Liabilities (Net) (0.2%)		(78)

Net Assets 100.0%		$40,934

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $42,956 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$1,877
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(3,821)

Unrealized depreciation-net	$(1,944)

(b)	Non-income producing security.

See accompanying notes

41
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments Class D
Small-Cap Value Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 91.5%
Aerospace 0.9%
Kaman Corp. ‘A’	460,000	$7,710

Building 1.7%
Butler Manufacturing Co.	185,200	5,084
Hughes Supply, Inc.	200,000	8,980

		14,064

Capital Goods 9.7%
Acuity Brands, Inc.	482,000	8,772
ArvinMeritor, Inc.	314,000	7,536
Barnes Group, Inc.	347,000	7,946
Gatx Capital Corp. (b)	243,300	7,323
GenCorp, Inc. (b)	519,000	7,422
Harsco Corp.	205,000	7,687
Milacron, Inc.	180,400	1,831
Precision Castparts Corp. (b)	240,000	7,920
Regal-Beloit Corp.	340,000	8,265
Tecumseh Products Co. ‘A’ (b)	160,000	8,493
York International Corp.	225,000	7,603

		80,798

Consumer Discretionary 12.2%
Arctic Cat, Inc. (b)	449,000	7,808
Banta Corp.	207,500	7,449
Brown Shoe Co., Inc. (b)	300,000	8,430
Burlington Coat Factory Warehouse Corp.	352,000	7,480
Claire’s Stores, Inc.	363,000	8,313
Ennis Business Forms, Inc.	589,000	7,686
Kellwood Co. (b)	255,000	8,287
Kimball International, Inc. ‘B’	476,000	7,802
Lancaster Colony Corp.	209,000	7,453
Russ Berrie & Co., Inc.	219,000	7,753
Russell Corp.	397,000	7,642
Sturm Ruger & Co., Inc.	583,000	8,249
Tupperware Corp.	358,000	7,443

		101,795

Consumer Services 2.8%
Bob Evans Farms, Inc.	242,000	7,618
Chemed Corp.	202,000	7,613
Hollinger International, Inc. (b)	640,000	7,680

		22,911

Consumer Staples 4.9%
Casey’s General Stores, Inc.	379,500	4,569
Corn Products International, Inc.	233,000	7,251
Fresh Del Monte Produce, Inc. (b)	322,000	8,050
Sensient Technologies Corp. (b)	322,000	7,329
Universal Corp.	200,000	7,340
Vector Group, Ltd. (b)	340,000	5,984

		40,523

Energy 8.9%
Berry Petroleum Co. ‘A’	431,200	7,266
Cabot Oil & Gas Corp. ‘A’ (b)	339,000	7,746
Helmerich & Payne, Inc.	205,000	7,323
Northwest Natural Gas Co. (b)	244,000	7,015
Patina Oil & Gas Corp.	277,500	7,612
St. Mary Land & Exploration Co. (b)	320,000	7,657
UGI Corp.	238,000	7,602
Vintage Petroleum, Inc. (b)	429,200	5,107
World Fuel Services Corp.	361,000	8,808
XTO Energy, Inc.	382,000	7,869

		74,005

Financial & Business Services 22.0%
AmerUs Group Co. (b)	206,000	7,643
BancorpSouth, Inc. (b)	369,000	7,454
CBL & Associates Properties, Inc.	204,000	8,262
CNA Surety Corp.	513,000	7,464
Commercial Federal Corp.	270,000	7,830
Delphi Financial Group, Inc. ‘A’	183,000	7,933
First Industrial Realty Trust, Inc.	225,000	7,391
Health Care Property Investors, Inc. (b)	171,000	7,336
Healthcare Realty Trust, Inc	238,000	7,616
Hudson United Bancorp	253,000	7,226
LandAmerica Financial Group, Inc.	249,000	7,843
McGrath Rentcorp	293,000	7,595
New Plan Excel Realty Trust, Inc. (b)	365,000	7,603
Old National Bancorp	280,300	7,134
Prentiss Properties Trust (b)	239,000	7,588
Presidential Life Corp.	370,000	7,500
Seacoast Financial Services Corp.	320,000	8,022
Shurgard Storage Centers, Inc. ‘A’	210,000	7,287
Susquehanna Bancshares, Inc.	336,000	7,631
SWS Group, Inc. (b)	385,000	7,554
UMB Financial Corp.	170,000	7,968
United Dominion Realty Trust	455,000	7,166
Wallace Computer Services, Inc.	378,000	8,127
Washington Federal, Inc.	289,000	7,300

		182,473

Healthcare 4.6%
Arrow International, Inc.	195,000	7,615
Cooper Cos., Inc. (b)	160,000	7,536
Dentsply International, Inc.	197,000	7,271
Invacare Corp. (b)	216,000	7,992
Owens & Minor, Inc. (b)	390,000	7,706

		38,120

Materials & Processing 10.4%
Albemarle Corp.	77,400	2,380
CLARCOR, Inc.	250,000	7,913
Commercial Metals Co.	165,000	7,745
Florida Rock Industries, Inc.	205,000	7,341
Fording, Inc.	385,500	7,328
Goldcorp, Inc. (b)	800,000	7,960
Lincoln Electric Holdings, Inc.	275,000	7,398
Lubrizol Corp.	223,000	7,471
Massey Energy Co. (b)	520,000	6,604
Rock-Tenn Co. ‘A’	467,000	8,569
Universal Forest Products, Inc. (b)	325,500	7,623
Wellman, Inc.	470,000	7,873

		86,205

Technology 0.0%
Wabtec Corp.	10,800	154

Transportation 2.7%
Alexander & Baldwin, Inc.	278,000	7,097
Teekay Shipping Corp. (b)	202,000	7,456
USFreightways Corp.	205,000	7,763

		22,316

Utilities 10.7%
Atmos Energy Corp.	322,000	7,548
CH Energy Group, Inc. (b)	150,000	7,388
Conectiv, Inc.	290,400	7,495
Energen Corp.	285,000	7,838
Hawaiian Electric Industries, Inc.	169,000	7,191
National Fuel Gas Co.	320,000	7,203
OGE Energy Corp. (b)	323,000	7,384
Peoples Energy Corp. (b)	195,000	7,110
PNM Resources, Inc.	306,000	7,405
RGS Energy Group, Inc.	180,000	7,056
Vectren Corp. (b)	310,000	7,781
WGL Holdings, Inc.	290,000	7,511

		88,910

Total Common Stocks (Cost $665,337)		759,984

SHORT-TERM INSTRUMENTS 8.5%
	Principal Amount (000s)
Repurchase Agreement 8.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 4.450% due 07/30/2003 valued at $21,012 and Fannie Mae 5.125% due 01/13/2003 valued at $51,004. Repurchase proceeds are $70,608.)	$70,599	70,599

Total Short-Term Instruments (Cost $70,599)		70,599

42
PIMCO Funds Annual Report 6.30.02

Value (000s)
Total Investments (a) 100.0%	$830,583
(Cost $735,936)
Other Assets and Liabilities (Net) (0.0%)	(223)

Net Assets 100.0%	$830,360

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $737,011 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$107,195
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(13,623)

Unrealized appreciation-net	$93,572

(b)	Portion of securities on loan with an aggregate market value of $40,461; cash collateral of $41,962 was received with which the Fund purchased securities.

See accompanying notes

43
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments Class D
Target Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 90.3%
Aerospace 1.3%
Rockwell Collins, Inc.	500,000	$13,710

Capital Goods 3.2%
SPX Corp. (b)	200,000	23,500
Weatherford International, Inc. (d)	250,000	10,800

		34,300

Communications 0.9%
Radio One, Inc. (d)	650,000	9,665

Consumer Discretionary 15.5%
Abercrombie & Fitch Co. ‘A’ (b)	700,000	16,884
Best Buy Co., Inc. (b)	402,500	14,611
CDW Computer Centers, Inc. (b)	250,000	11,702
Coach, Inc. (b)	200,000	10,980
Electronic Arts, Inc. (b)	200,000	13,210
Harley-Davidson, Inc.	250,000	12,817
Harman International Industries, Inc.	250,000	12,312
Insight Enterprises, Inc. (b)	600,000	15,114
Linens `n Things, Inc. (d)	597,300	19,597
Polaris Industries, Inc.	150,000	9,750
The Stanley Works	300,000	12,303
TJX Companies., Inc.	900,000	17,649

		166,929

Consumer Services 9.0%
Apollo Group, Inc. ‘A’ (b)	500,000	19,705
Brinker International, Inc. (b)	100,000	3,175
Darden Restaurants, Inc.	500,000	12,350
Royal Caribbean Cruises Ltd. (d)	1,250,000	24,375
Starwood Hotels & Resorts Worldwide, Inc.	300,000	9,867
USA Interactive (b)	750,000	17,587
Weight Watchers International, Inc. (b)	225,000	9,774

		96,833

Energy 3.8%
Diamond Offshore Drilling, Inc.	350,000	9,975
Global Industries Ltd. (b)	250,000	1,747
GlobalSantaFe Corp.	350,000	9,572
Nabors Industries Ltd. (b)	250,000	8,825
Transocean Sedco Forex, Inc.	350,000	10,903

		41,022

Financial & Business Services 14.2%
Accenture Ltd. (d)	800,000	15,200
Affiliated Managers Group, Inc. (d)	220,000	13,530
Certegy, Inc. (b)	425,000	15,772
Concord EFS, Inc. (b)	900,000	27,126
Countrywide Credit Industries, Inc.	225,000	10,856
E*Trade Group, Inc. (b)	1,000,000	5,460
KPMG Consulting, Inc. (b)	1,000,000	14,860
SEI Investments Co.	475,000	13,381
SLM Corp.	185,000	17,927
Willis Group Holdings Ltd. (b)	575,600	18,943

		153,055

Healthcare 17.9%
Affymetrix, Inc. (d)	400,000	9,596
AmerisourceBergen Corp.	400,000	30,400
Boston Scientific Corp. (b)	425,000	12,461
Cephalon, Inc. (d)	75,000	3,390
Enzon, Inc. (d)	400,000	9,844
IDEC Pharmaceuticals Corp. (d)	375,000	13,294
King Pharmaceuticals, Inc. (b)	600,000	13,350
Laboratory Corp. of America Holdings (b)	700,000	31,955
Medicis Pharmaceutical ‘A’ (d)	300,000	12,828
St. Jude Medical, Inc. (b)	250,000	18,463
Varian Medical Systems, Inc. (b)	300,000	12,165
Waters Corp. (b)	300,000	8,010
Wellpoint Health Networks, Inc. (b)	225,000	17,507

		193,263

Materials & Processing 1.2%
Alcan, Inc.	350,000	13,132

Technology 23.3%
Affiliated Computer Services, Inc. ‘A’ (b)	400,000	18,992
Cerner Corp. (b)(d)	275,000	13,153
Cymer, Inc. (d)	300,000	10,512
Emulex Corp. (d)	300,000	6,753
Extreme Networks, Inc. (d)	925,000	9,037
Fairchild Semiconductor International, Inc. ‘A’ (b)(d)	604,800	14,697
Gentex Corp. (b)	500,000	13,735
Integrated Circuit Systems, Inc. (d)	640,000	12,922
Integrated Device Technology, Inc. (b)	400,000	7,256
Intersil Corp. (d)	525,000	11,225
KLA-Tencor Corp. (b)	150,000	6,599
L-3 Communications Holdings, Inc. (d)	175,000	9,450
Marvell Technology Group Ltd. (d)	600,200	11,938
Mercury Interactive Corp. (b)	350,100	8,038
Microchip Technology, Inc. (b)	500,000	13,715
Novellus Systems, Inc. (b)	150,000	5,100
Polycom, Inc. (b)	200,000	2,398
RF Micro Devices, Inc. (b)	1,025,432	7,814
The BISYS Group, Inc. (b)	950,000	31,635
THQ, Inc. (d)	889,999	26,540
UTStarcom, Inc. (b)	500,000	10,085
WorldCom, Inc. (c)(d)	300,000	150

		251,744

Total Common Stocks (Cost $965,412)		973,653

CONVERTIBLE BONDS & NOTES 1.3%
	Principal Amount (000s)
Technology 1.3%
Juniper Networks, Inc. 4.750% due 03/15/2007	$22,000	13,585

Total Convertible Bonds & Notes (Cost $16,267)		13,585

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 2.625% due 11/21/2003 valued at $19,174 and Federal Home Loan Bank 3.250% due 11/15/2004 valued at $51,002. Repurchase proceeds are $68,803.)	68,794	68,794

Total Short-Term Instruments		68,794
(Cost $68,794)

Total Investments (a) 98.0%		$1,056,032
(Cost $1,050,473)
Other Assets and Liabilities (Net) 2.0%		22,025

Net Assets 100.0%		$1,078,057

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,052,942 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$113,329
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(110,239)

Unrealized appreciation-net	$3,090

(b)	Non-income producing security.

(c)	Subsequent to June 30, 2002, the issuer declared bankruptcy.

(d)	Portion of securities on loan with an aggregate market value of $162,396; cash collateral of $168,197 was received with which the Fund purchased securities.

See accompanying notes

44
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Tax-Efficient Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.2%
Aerospace 2.3%
Boeing Co.	7,400	$333
General Dynamics Corp.	100	11
Lockheed Martin Corp.	3,400	236
United Technologies Corp.	2,300	156

		736

Building 0.2%
Centex Corp.	300	17
KB Home	700	36

		53

Capital Goods 5.3%
3M Co.	1,900	234
Cooper Industries, Ltd.	591	23
General Electric Co.	36,210	1,052
ITT Industries, Inc.	2,700	191
Johnson Controls, Inc.	600	49
Molex, Inc.	2,900	97
PPG Industries, Inc.	700	43
Tyco International Ltd.	2,400	32

		1,721

Communications 4.8%
ALLTEL Corp.	3,000	141
AT&T Corp.	11,800	126
AT&T Wireless Services, Inc. (b)	1,000	6
Avaya, Inc. (b)	4,100	20
BellSouth Corp.	13,500	425
CenturyTel, Inc.	400	12
SBC Communications, Inc.	15,801	482
Sprint Corp. (PCS Group) (b)	5,000	22
Verizon Communications, Inc.	7,582	304

		1,538

Consumer Discretionary 8.4%
AOL Time Warner, Inc. (b)	13,450	198
AutoZone, Inc. (b)	900	70
Bed, Bath & Beyond, Inc. (b)	800	30
Big Lots, Inc. (b)	1,000	20
CVS Corp.	1,000	31
Family Dollar Stores, Inc.	1,600	56
Federated Department Stores, Inc. (b)	1,200	48
Ford Motor Co.	3,600	58
Goodyear Tire & Rubber Co.	1,800	34
Grainger (W.W.), Inc.	1,100	55
Hasbro, Inc.	600	8
Home Depot, Inc.	5,200	191
Jones Apparel Group, Inc. (b)	1,200	45
Kohl’s Corp. (b)	1,900	133
Liz Claiborne, Inc.	1,600	51
Lowe’s Cos., Inc.	200	9
Mattel, Inc.	2,826	60
Nike, Inc.	1,000	54
RadioShack Corp.	800	24
Reebok International Ltd. (b)	700	21
Sears, Roebuck & Co.	2,500	136
The May Department Stores Co.	1,500	49
Thomas & Betts Corp.	1,000	19
TJX Companies, Inc.	5,072	99
VF Corp.	800	31
Wal-Mart Stores, Inc.	15,500	853
Whirlpool Corp.	1,600	105
Winn-Dixie Stores, Inc.	5,800	90
Yum! Brands, Inc. (b)	4,000	117

		2,695

Consumer Services 5.3%
Carnival Corp.	3,700	102
Cendant Corp. (b)	10,800	172
Convergys Corp. (b)	700	14
Darden Restaurants, Inc.	3,150	78
Harrah’s Entertainment, Inc. (b)	1,400	62
Hilton Hotels Corp.	3,000	42
Knight-Ridder, Inc.	600	38
McDonald’s Corp.	700	20
New York Times Co.	1,900	98
Sabre Holdings Corp. ‘A’ (b)	1,345	48
Starwood Hotels & Resorts Worldwide, Inc.	1,700	56
Tribune Co.	5,100	222
Univision Communications, Inc. ‘A’ (b)	800	25
Viacom, Inc. (b)	9,083	403
Walt Disney Co.	11,800	223
Wendy’s International, Inc.	2,800	112

		1,715

Consumer Staples 8.5%
Adolph Coors Co. ‘B’	700	44
Alberto-Culver Co.	2,500	119
Anheuser-Busch Cos., Inc.	8,500	425
Avon Products, Inc.	400	21
Brown-Forman Corp. ‘B’	800	55
Coca-Cola Co.	4,777	268
Colgate-Palmolive Co.	2,100	105
J.M. Smucker Co.	60	2
PepsiCo, Inc.	6,480	312
Philip Morris Cos., Inc.	10,700	467
Procter & Gamble Co.	3,000	268
SYSCO Corp.	11,500	313
Walgreen Co.	5,200	201
Wm. Wrigley Jr. Co.	2,200	122

		2,722

Energy 7.3%
ChevronTexaco Corp.	4,224	374
Conoco, Inc.	1,717	48
Exxon Mobil Corp.	21,338	873
Halliburton Co.	600	10
Helmerich & Payne, Inc.	2,300	82
Marathon Oil Corp.	4,300	117
Occidental Petroleum Corp.	9,200	276
Phillips Petroleum Co.	400	24
Rowan Cos., Inc.	2,400	51
Royal Dutch Petroleum Co.	7,545	417
Transocean Sedco Forex, Inc.	2,000	62

		2,334

Financial & Business Services 23.1%
AFLAC, Inc.	1,600	51
Allstate Corp.	600	22
Ambac Financial Group, Inc.	3,900	262
American Express Co.	7,900	287
American International Group, Inc.	8,730	596
Automatic Data Processing	3,700	161
Bank of America Corp.	5,800	408
Bank of New York Co., Inc.	6,200	209
Bank One Corp.	200	8
Bear Stearns Co., Inc.	1,827	112
Capital One Financial Corp.	300	18
Charles Schwab Corp.	4,500	50
CIGNA Corp.	1,000	97
Citigroup, Inc.	24,320	942
Comerica, Inc.	2,500	153
Dow Jones & Co., Inc.	1,600	78
Equifax, Inc.	4,500	122
Equity Office Properties Trust	1,400	42
Fannie Mae	3,500	258
Fifth Third Bancorp	1,500	100
First Data Corp.	8,000	298
Franklin Resources, Inc.	200	9
Freddie Mac	1,910	117
Golden West Financial Corp.	1,400	96
H&R Block, Inc.	4,600	212
Household International, Inc.	2,700	134
J.P. Morgan Chase & Co.	11,260	382
Lehman Brothers Holdings, Inc.	2,100	131
Lincoln National Corp.	480	20
Marsh & McLennan Cos., Inc.	1,000	97
MBIA, Inc.	150	8
MBNA Corp.	5,800	192
Mellon Financial Corp.	2,900	91
Merrill Lynch & Co.	4,300	174
MGIC Investment Corp.	1,966	133

See accompanying notes

45
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments Class D (Cont.)
Tax-Efficient Equity Fund
June 30, 2002

	Shares	Value (000s)
Morgan Stanley, Dean Witter & Co.	6,600	$284
Northern Trust Corp.	1,000	44
Omnicom Group, Inc.	1,300	60
Paychex, Inc.	4,650	145
PNC Bank Corp.	1,300	68
SLM Corp.	1,200	116
SouthTrust Corp.	1,600	42
State Street Corp.	6,500	291
Stilwell Financial, Inc.	1,800	33
SunTrust Banks, Inc.	1,700	115
T. Rowe Price Group, Inc.	1,700	56
Wachovia Corp.	100	4
Washington Mutual, Inc.	2,200	82
Wells Fargo & Co.	100	5

		7,415

Healthcare 15.7%
Abbott Laboratories	5,800	218
Allergan, Inc.	700	47
Amgen, Inc. (b)	5,000	209
Applera Corp.—Applied Biosystems Group	1,600	31
Baxter International, Inc.	5,000	222
Becton Dickinson & Co.	900	31
Biomet, Inc.	3,400	92
Boston Scientific Corp. (b)	4,500	132
Bristol-Myers Squibb Co.	8,100	208
C.R. Bard, Inc.	800	45
Cardinal Health, Inc.	600	37
Eli Lilly & Co.	2,900	164
Forest Laboratories, Inc. (b)	100	7
HCA, Inc.	3,000	143
IMS Health, Inc.	1,600	29
Johnson & Johnson	14,900	779
Medtronic, Inc.	4,300	184
Merck & Co., Inc.	9,400	476
Pfizer, Inc.	26,713	935
Pharmacia Corp.	9,709	364
St. Jude Medical, Inc. (b)	600	44
Stryker Corp.	1,800	96
Tenet Healthcare Corp. (b)	1,000	72
UnitedHealth Group, Inc. (b)	1,400	128
Wellpoint Health Networks, Inc. (b)	200	16
Wyeth	6,800	348

		5,057

Materials & Processing 1.3%
Air Products & Chemicals, Inc.	600	30
Alcoa, Inc.	1,200	40
Freeport-McMoran Copper & Gold, Inc. (b)	2,700	48
Hercules, Inc.	1,600	19
International Paper Co.	2,800	122
Plum Creek Timber Co., Inc.	1,400	43
Praxair, Inc.	300	17
Sherwin-Williams Co.	1,200	36
Worthington Industries, Inc.	3,300	60

		415

Technology 15.8%
Adobe Systems, Inc.	1,400	40
Agere Systems, Inc. ‘A’ (b)	208	0
Agere Systems, Inc. ‘B’ (b)	5,106	8
Agilent Technologies, Inc. (b)	1,472	35
Altera Corp. (b)	2,400	33
Analog Devices, Inc. (b)	1,400	42
Andrew Corp. (b)	3,400	49
Apple Computer, Inc. (b)	1,000	18
Applied Materials, Inc. (b)	5,336	101
Chiron Corp. (b)	900	32
Cisco Systems, Inc. (b)	25,800	360
Computer Associates International, Inc.	1,500	24
Compuware Corp. (b)	2,500	15
Comverse Technology, Inc. (b)	3,400	31
Corning, Inc. (b)	7,800	28
Dell Computer Corp. (b)	12,600	329
Electronic Data Systems Corp.	2,300	85
EMC Corp. (b)	7,300	55
Emerson Electric Co.	3,700	198
Hewlett-Packard Co.	10,101	154
IBM Corp.	6,700	482
Intel Corp.	22,030	402
Intuit, Inc. (b)	1,500	75
JDS Uniphase Corp. (b)	9,700	26
KLA-Tencor Corp. (b)	3,300	145
Linear Technology Corp.	500	16
Lucent Technologies, Inc.	19,300	32
Maxim Integrated Products, Inc. (b)	1,100	42
McData Corp. ‘A’ (b)	382	3
Micron Technology, Inc. (b)	700	14
Microsoft Corp. (b)	20,200	1,092
Motorola, Inc.	7,800	112
National Semiconductor Corp. (b)	500	15
NCR Corp. (b)	2,500	87
Nortel Networks Corp.	5,400	8
Novellus Systems, Inc. (b)	1,300	44
Oracle Corp. (b)	23,940	227
PeopleSoft, Inc. (b)	600	9
PerkinElmer, Inc.	1,200	13
QLogic Corp. (b)	500	19
QUALCOMM, Inc. (b)	2,600	71
Riverstone Networks, Inc. (b)	564	2
Rockwell Automation, Inc.	11,800	236
Scientific-Atlanta, Inc.	2,700	44
Siebel Systems, Inc. (b)	600	9
Solectron Corp. (b)	2,100	13
Sun Microsystems, Inc. (b)	5,500	28
Tektronix, Inc. (b)	1,300	24
Texas Instruments, Inc.	4,500	107
Veritas Software Corp. (b)	100	2
Xilinx, Inc. (b)	1,800	40

		5,076

Transportation 0.2%
Delta Air Lines, Inc.	700	14
Southwest Airlines Co.	3,600	58

		72

Utilities 1.0%
AES Corp. (b)	9,200	50
Consolidated Edison, Inc.	700	29
Exelon Corp.	2,600	136
PPL Corp.	100	3
Reliant Energy, Inc.	1,500	25
TXU Corp.	1,300	67

		310

Total Investments (a) 99.2%		$31,859
(Cost $31,747)
Other Assets and Liabilities (Net) 0.8%		259

Net Assets 100.0%		$32,118

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $32,038 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$4,469
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(4,648)

Unrealized depreciation-net	$(179)

(b)	Non-income producing security.

See accompanying notes

46
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments Class D
Value Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.9%
Capital Goods 3.4%
Tyco International Ltd.	2,095,000	$28,303

Communications 4.6%
AT&T Corp.	3,457,143	36,991
Sprint Corp.	59,300	629
WorldCom, Inc.—WorldCom Group (c)(e)	4,828,500	435

		38,055

Consumer Discretionary 4.4%
J.C. Penney Co., Inc. (b)	1,571,300	34,600
Nissan Motor Co. Ltd.	300,000	2,077

		36,677

Consumer Services 6.7%
Hewitt Associates, Inc. ‘A’ (c)	49,100	1,144
Liberty Media Corp. ‘A’ (b)(c)	5,471,500	54,715

		55,859

Energy 8.4%
Burlington Resources, Inc.	445,000	16,910
El Paso Corp.	1,775,200	36,587
Halliburton Co.	620,200	9,886
Petroleo Brasileiro SA SP—ADR (b)	250,400	4,357
Schlumberger Ltd.	40,000	1,860

		69,600

Environmental Services 1.0%
Waste Management, Inc.	318,000	8,284

Financial & Business Services 25.3%
ACE Ltd.	355,000	11,218
Allstate Corp.	1,050,000	38,829
CIGNA Corp.	340,000	33,123
Freddie Mac	220,000	13,464
Household International, Inc. (b)	965,000	47,960
Shares Russell 1000 Value Index Fund (c)	30,000	1,566
J.P. Morgan Chase & Co.	1,205,000	40,874
SPDR Trust (b)	240,000	23,750

		210,784

Healthcare 3.2%
Bristol-Myers Squibb Co.	200,000	5,140
Schering-Plough Corp.	885,300	21,778

		26,918

Materials & Processing 9.9%
Alcan, Inc.	1,115,400	41,850
Dow Chemical Co.	1,193,860	41,045

		82,895

Technology 15.4%
Electronic Data Systems Corp. (b)	382,800	14,221
Emerson Electric Co.	10,000	535
Hewlett-Packard Co.	1,965,758	30,037
Honeywell International, Inc.	5,000	176
Lucent Technologies, Inc. (b)(c)	4,683,000	7,774
Matsushita Electric Industrial Co. Ltd.	1,500,000	20,461
Micron Technology, Inc. (b)(c)	2,510,575	50,764
Teradyne, Inc. (c)	200,000	4,700

		128,668

Transportation 5.0%
AMR Corp. (c)	1,008,800	17,008
CSX Corp. (b)	715,000	25,061

		42,069

Utilities 1.6%
PG&E Corp. (c)	750,000	13,418

Total Common Stocks (Cost $858,656)		741,530

	Principal Amount (000s)
CORPORATE BONDS & NOTES 0.1%
Utilities 0.1%
WorldCom, Inc.—WorldCom Group 7.550% due 04/01/2004 (b)(d)	$5,000	$825

Total Corporate Bonds & Notes (Cost $3,223)		825

SHORT-TERM INSTRUMENTS 12.9%
Repurchase Agreement 12.9%
State Street Bank 1.550% due 07/01/2002	107,699	107,699
(Dated 06/28/2002. Collateralized by Fannie Mae 5.250% due 02/15/2004 valued at $51,003, Fannie Mae 5.250% due 01/15/2006 valued at $51,003 and Fannie Mae 3.350% due 10/09/2003 valued at $7,853. Repurchase proceeds are $107,713.)

Total Short-Term Instruments (Cost $107,699)		107,699

Total Investments (a) 101.9% (Cost $969,578)		$850,054
Other Assets and Liabilities (Net) (1.9%)		(15,889)

Net Assets 100.0%		$834,165

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $974,327 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$13,858
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(138,131)

Unrealized depreciation-net	$(124,273)

(b)	Portion of securities on loan with an aggregate market value of $28,727; cash collateral of $29,583 was received with which the Fund purchased securities.

(c)	Non-income producing security.

(d)	Security is in default.

(e)	Subsequent to June 30, 2002, the issuer declared bankruptcy.

See accompanying notes

47
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
Capital Appreciation Fund
06/30/2002	$17.45	$0.01	(a)	$(2.87	)(a)	$(2.86)
06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)
06/30/2000	26.63	(0.03	)(a)	5.36	(a)	5.33
06/30/1999	26.01	0.06	(a)	2.34	(a)	2.40
04/08/1998-06/30/1998	25.41	0.02	(a)	0.58	(a)	0.60
Equity Income Fund
10/31/2001-06/30/2002	$11.31	$0.19	(a)	$0.96	(a)	$1.15
Global Innovation Fund
06/30/2002	$10.02	$(0.14	)(a)	$(4.55	)(a)	$(4.69)
06/30/2001	18.94	(0.19	)(a)	(8.70	)(a)	(8.89)
03/31/2000-06/30/2000	20.17	(0.04	)(a)	(1.19	)(a)	(1.23)
Growth Fund
06/30/2002	$21.73	$(0.05	)(a)	$(5.52	)(a)	$(5.57)
06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)
01/31/2000-06/30/2000	32.84	(0.11	)(a)	2.03	(a)	1.92
Growth & Income Fund
06/30/2002	$9.22	$0.08	(a)	$(2.29	)(a)	$(2.21)
07/31/2000-06/30/2001	13.11	0.07	(a)	(0.30	)(a)	(0.23)
Innovation Fund
06/30/2002	$28.92	$(0.24	)(a)	$(14.81	)(a)	$(15.05)
06/30/2001	72.72	(0.47	)(a)	(36.98	)(a)	(37.45)
06/30/2000	37.52	(0.59	)(a)	42.18	(a)	41.59
06/30/1999	24.28	(0.29	)(a)	14.79	(a)	14.50
04/08/1998-06/30/1998	21.50	(0.05	)(a)	2.83	(a)	2.78
Mid-Cap Fund
06/30/2002	$21.13	$0.00	(a)	$(3.16	)(a)	$(3.16)
06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)
06/30/2000	22.90	(0.01	)(a)	7.85	(a)	7.84
06/30/1999	23.99	0.03	(a)	(0.04	)(a)	(0.01)
04/08/1998-06/30/1998	23.97	0.00	(a)	0.02	(a)	0.02
Renaissance Fund
06/30/2002	$19.36	$0.01	(a)	$1.11	(a)	$1.12
06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56
06/30/2000	18.22	0.35	(a)	(0.13	)(a)	0.22
06/30/1999	19.10	0.00	(a)	1.45	(a)	1.45
04/08/1998-06/30/1998	18.99	0.01	(a)	0.10	(a)	0.11
Select Growth Fund
06/30/2002	$16.03	$(0.09	)(a)	$(4.15	)(a)	$(4.24)
06/30/2001	24.00	(0.03	)(a)	(7.87	)(a)	(7.90)
03/31/2000-06/30/2000	23.25	0.01	(a)	0.74	(a)	0.75
Small-Cap Value Fund
06/28/2002-06/30/2002	$21.85	$0.00	(a)	$0.00	(a)	$0.00
Target Fund
06/30/2002	$19.30	$(0.11	)(a)	$(5.88	)(a)	$(5.99)
06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)
06/12/2000-06/30/2000	30.46	(0.01	)(a)	0.69	(a)	0.68

See accompanying notes

48
PIMCO Funds Annual Report 6.30.02

	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Capital Appreciation Fund
06/30/2002	$(0.03)	$0.00	$0.00	$(0.03)	$14.56	(16.43)%	$3,655	1.11	%(d)	0.08%	110%
06/30/2001
06/30/2000	(0.13)	(7.98)	0.00	(8.11)	17.45	(9.18)	2,937	1.10		0.18	112
06/30/1999	(0.08)	(5.00)	0.00	(5.08)	26.88	22.84	524	1.11	(c)	(0.10)	119
04/08/1998—06/30/1998	(0.13)	(1.65)	0.00	(1.78)	26.63	10.17	339	1.10		0.24	120
Equity Income Fund	0.00	0.00	0.00	0.00	26.01	2.36	118	1.10	*	0.27 *	75
10/31/2001—06/30/2002
Global Innovation Fund	$(0.28)	$(0.86)	$0.00	$(1.14)	$11.32	10.51%	$83	1.21	%(e)*	2.41%*	50%
06/30/2002
06/30/2001	$0.00	$0.00	$0.00	$0.00	$5.33	(46.81)%	$1,174	1.87	%(f)(m)	(1.79)%	278%
03/31/2000—06/30/2000	0.00	(0.03)	0.00	(0.03)	10.02	(47.02)	2,878	1.85		(1.42)	261
Growth Fund	0.00	0.00	0.00	0.00	18.94	(6.10)	146	1.85	(b)*	(0.90)*	131
06/30/2002	$0.00	$(0.16)	$0.00	$(0.16)	$16.00	(25.76)%	$35	1.16	%(g)	(0.29)%	76%
06/30/2001	0.00	(2.35)	0.00	(2.35)	21.73	(32.38)	74	1.15		(0.47)	85
01/31/2000—06/30/2000	0.00	0.00	0.00	0.00	34.76	5.85	11	1.16	*	(0.78)*	72
Growth & Income Fund
06/30/2002	$(0.03)	$0.00	$0.00	$(0.03)	$6.98	(23.95)%	$78	1.35%		1.02%	101%
07/31/2000—06/30/2001	(0.03)	(3.63)	0.00	(3.66)	9.22	(4.50)%	11	1.35	*	0.69 *	77
Innovation Fund
06/30/2002	$0.00	$0.00	$0.00	$0.00	$13.87	(52.04)%	$15,830	1.31	%(h)	(1.12)%	207%
06/30/2001	0.00	(6.35)	0.00	(6.35)	28.92	(55.16)	44,384	1.30		(0.96)	271
06/30/2000	0.00	(6.39)	0.00	(6.39)	72.72	115.85	85,096	1.30		(0.93)	186
06/30/1999	0.00	(1.26)	0.00	(1.26)	37.52	61.62	18,366	1.30		(0.89)	119
04/08/1998—06/30/1998	0.00	0.00	0.00	0.00	24.28	12.93	139	1.30	*	(0.99)*	100
Mid-Cap Fund
06/30/2002	$(0.11)	$0.00	$(0.02)	$(0.13)	$17.84	(14.98)%	$6,716	1.11	%(d)	0.02%	168%
06/30/2001	(0.13)	(8.79)	0.00	(8.92)	21.13	(5.65)%	6,981	1.10		0.44	153
06/30/2000	(0.01)	(0.02)	0.00	(0.03)	30.71	34.24%	796	1.11	(c)	(0.05)	164
06/30/1999	(0.01)	(1.07)	0.00	(1.08)	22.90	0.25%	359	1.10		0.16	85
04/08/1998—06/30/1998	0.00	0.00	0.00	0.00	23.99	0.08%	142	1.10	*	0.03 *	66
Renaissance Fund
06/30/2002	$0.00	$(1.32)	$0.00	$(1.32)	$19.16	5.46%	$146,584	1.26	%(l)	0.04%	109%
06/30/2001	(0.06)	(1.13)	0.00	(1.19)	19.36	38.27	19,710	1.25		0.48	138
06/30/2000	0.00	(3.45)	0.00	(3.45)	14.99	3.56	1,286	1.25		2.21	133
06/30/1999	0.00	(2.33)	0.00	(2.33)	18.22	10.01	192	1.25		(0.02)	221
04/08/1998—06/30/1998	0.00	0.00	0.00	0.00	19.10	0.58	126	1.25	*	0.21 *	192
Select Growth Fund
06/30/2002	$0.00	$0.00	$0.00	$0.00	$11.79	(26.45)%	$21	1.29	%(i)	(0.61)%	182%
06/30/2001	(0.07)	0.00	0.00	(0.07)	16.03	(32.99)	147	1.25		(0.19)	150
03/31/2000—06/30/2000	0.00	0.00	0.00	0.00	24.00	3.23	10	1.25	*	0.11 *	170
Small-Cap Value Fund
06/28/2002—06/30/2002	0.00	0.00	$0.00	0.00	21.85	0.00%	11	1.25	%*	0.00%*	40%
Target Fund
06/30/2002	$0.00	$0.00	$0.00	$0.00	$13.31	(31.04)%	$978	1.21	%(j)	(0.66)%	114%
06/30/2001	0.00	(4.03)	0.00	(4.03)	19.30	(27.82)	1,763	1.20		(0.70)	109
06/12/2000—06/30/2000	0.00	0.00	0.00	0.00	31.14	2.23	10	1.20	*	(0.69)*	99

49
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights Class D (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments
Tax-Efficient Equity Fund
06/30/2002	$10.32	$0.02	(a)	$(1.89	)(a)
06/30/2001	12.22	0.00	(a)	(1.90	)(a)
06/30/2000	11.59	0.02	(a)	0.61	(a)
07/10/1998-06/30/1999	10.00	0.03	(a)	1.56	(a)
Value Fund
06/30/2002	$16.10	$0.09	(a)	$(0.55	)(a)
06/30/2001	11.37	0.10	(a)	4.72	(a)
06/30/2000	15.29	0.23	(a)	(1.34	)(a)
06/30/1999	15.64	0.23	(a)	1.37	(a)
04/08/1998-06/30/1998	15.99	0.04	(a)	(0.34	)(a)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.94% for the period ended June 30, 2000.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustee’s expense is 1.10%.
(e)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.20%.
(f)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.85%.
(g)	Ratio of expenses to average net assets excluding trustee’s expense is 1.15%.
(h)	Ratio of expenses to average net assets excluding trustee’s expense is 1.30%.
(i)	Ratio of expenses to average net assets excluding trustee’s and interest expense is 1.25%.
(j)	Ratio of expenses to average net assets excluding trustee’s expense is 1.20%.
(k)	Ratio of expenses to average net assets excluding trustee’s expense is 1.10%.
(l)	Ratio of expenses to average net assets excluding trustee’s expense is 1.25%.
(m)	If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.87% for the period ended June 30, 2002.

See accompanying notes

50
PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Tax-Efficient Equity Fund
06/30/2002	$(1.87)	$0.00	$0.00	$0.00	$8.45	(18.12)%	$65	1.11	%(k)	0.24%		19%
06/30/2001	(1.90)	0.00	0.00	0.00	10.32	(15.55)	79	1.10		0.02		41
06/30/2000	0.63	0.00	0.00	0.00	12.22	5.44	11	1.11	(d)	0.16		32
07/10/1998-06/30/1999	1.59	0.00	0.00	0.00	11.59	15.90	869	1.11	*(d)	0.30	*	13
Value Fund
06/30/2002	$(0.46)	$0.00	$(1.91)	$(1.91)	$13.73	(3.73)%	$40,769	1.10%		0.55%		190%
06/30/2001	4.82	(0.09)	0.00	(0.09)	16.10	42.66	4,003	1.10		0.66		204
06/30/2000	(1.11)	(0.24)	(2.57)	(2.81)	11.37	(7.07)	46	1.11	(d)	1.71		196
06/30/1999	1.60	(0.23)	(1.72)	(1.95)	15.29	12.00	118	1.10		1.61		101
04/08/1998-06/30/1998	(0.30)	(0.05)	0.00	(0.05)	15.64	(1.85)	98	1.10	*	1.23	*	77

See accompanying notes

51
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Assets and Liabilities Class D

June 30, 2002

Amounts in thousands, except per share amounts	Capital Appreciation Fund	Equity Income Fund	Global Innovation Fund	Growth Fund	Growth & Income Fund
Assets:
Investments, at value	$705,038	$40,548	$103,750 *	$1,096,083	$76,771
Cash	0	67	98	0	1,046
Foreign currency, at value	0	0	0	0	0
Collateral for securities on loan	14,729	2,123	0	19,353	0
Receivable for investments sold	10,462	0	3,025	10,982	0
Receivable for Fund shares sold	12,648	79	68	32,828	432
Interest and dividends receivable	305	125	2	1,124	155
Manager reimbursement receivable	0	0	19	0	0

	743,182	42,942	106,962	1,160,370	78,404

Liabilities:
Payable for investments purchased	$29,066	$231	$1,395	$0	$1,038
Due to Custodian	236	0	0	701	0
Payable for Fund shares redeemed	15,963	65	4,961	4,000	628
Payable for collateral for securities on loan	14,729	2,123	0	19,353	0
Accrued investment advisory fee	242	14	84	450	37
Accrued administration fee	166	9	51	357	25
Accrued distribution fee	115	3	43	591	23
Accrued servicing fee	53	1	21	220	9
Other liabilities	0	0	9	0	0

	60,590	2,446	6,564	25,672	1,760

Net Assets	$682,612	$40,496	$100,398	$1,134,698	$76,644
Net Assets Consist of:
Paid in capital	$778,149	$35,433	$398,216	$1,416,625	$120,418
Undistributed (overdistributed) net investment income	0	246	(26)	0	282
Accumulated undistributed net realized gain (loss)	(68,631)	1,364	(279,667)	(337,869)	(44,039)
Net unrealized appreciation (depreciation)	(26,906)	3,453	(18,125)	55,942	(17)

	$682,612	$40,496	$100,398	$1,134,698	$76,644

Net Assets:
Class D	$3,655	$83	$1,174	$35	$78
Other Classes	678,957	40,413	99,224	1,134,663	76,566
Shares Issued and Outstanding:
Class D	251	7	221	2	11
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$14.56	$11.32	$5.33	$16.00	$6.98
Cost of Investments Owned	$731,944	$37,095	$121,875	$1,040,141	$76,788
Cost of Foreign Currency Held	$0	$0	$0	$0	$0

*Includes	repurchase agreement at value $11,905. Cost of repurchase agreement $11,905.

See accompanying notes

52
PIMCO Funds Annual Report 6.30.02

Amounts in thousands, except per share amounts	Innovation Fund	Mid-Cap Fund	Renaissance Fund	Select Growth Fund	Small-Cap Value Fund	Target Fund	Tax-Efficient Equity Fund	Value Fund
Assets:
Investments, at value	$1,035,442	$906,033	$4,339,501	$41,012	$830,583	$1,056,032	$31,859	$850,054 **
Cash	1	28	0	0	0	0	0	0
Foreign currency, at value	0	0	548	0	0	0	0	37
Collateral for securities on loan	151,438	45,277	509,807	0	41,962	168,197	0	29,583
Receivable for investments sold	1,046	14,805	91,516	0	4,473	4,466	262	3,675
Receivable for Fund shares sold	1,213	1,546	15,255	37	13,531	31,926	234	20,378
Interest and dividends receivable	151	260	5,616	10	1,760	459	34	1,677
Manager reimbursement receivable	0	0	0	0	0	0	0	0

	1,189,291	967,949	4,962,243	41,059	892,309	1,261,080	32,389	905,404

Liabilities:
Payable for investments purchased	$4,882	$23,165	$63,727	$0	$13,113	$9,242	$0	$31,362
Due to Custodian	0	0	3,427	0	1,959	0	113	4,296
Payable for Fund shares redeemed	5,388	7,604	16,001	77	3,938	4,073	121	5,076
Payable for collateral for securities on loan	151,438	45,277	509,807	0	41,962	168,197	0	29,585
Accrued investment advisory fee	565	317	2,120	20	366	469	12	281
Accrued administration fee	345	206	1,322	11	233	335	9	238
Accrued distribution fee	437	111	1,535	13	241	504	12	267
Accrued servicing fee	212	50	846	4	134	203	4	136
Other liabilities	0	0	0	0	3	0	0	0

	163,267	76,730	598,785	125	61,949	183,023	271	71,239

Net Assets	$1,026,024	$891,219	$4,363,458	$40,934	$830,360	$1,078,057	$32,118	$834,165
Net Assets Consist of:
Paid in capital	$4,201,878	$1,016,959	$4,509,028	$79,069	$733,803	$1,395,639	$42,377	$905,723
Undistributed (overdistributed) net investment income	0	0	156,303	0	9,196	0	0	52,972
Accumulated undistributed net realized gain (loss)	(2,788,051)	(156,779)	(27,727)	(36,573)	(7,286)	(323,141)	(10,371)	(5,006)
Net unrealized appreciation (depreciation)	(387,803)	31,039	(274,146)	(1,562)	94,647	5,559	112	(119,524)

	$1,026,024	$891,219	$4,363,458	$40,934	$830,360	$1,078,057	$32,118	$834,165

Net Assets:
Class D	$15,830	$6,716	$146,584	$21	$11	$978	$65	$40,769
Other Classes	1,010,194	884,503	4,216,874	40,913	830,349	1,077,079	32,053	793,396
Shares Issued and Outstanding:
Class D	1,142	376	7,652	2	1	73	8	2,970
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$13.87	$17.84	$19.16	$11.79	$21.85	$13.31	$8.45	$13.73
Cost of Investments Owned	$1,423,245	$874,994	$4,613,646	$42,574	$735,936	$1,050,473	$31,747	$969,578
Cost of Foreign Currency Held	$0	$0	$549	$0	$0	$0	$0	$37

**Includes repurchase agreement at value $107,699. Cost of repurchase agreement $107,699.

See accompanying notes

53
PIMCO Funds Annual Report 6.30.02

PIMCO Statements of Operations Class D

For the year ended June 30, 2002

Amounts in thousands	Capital Appreciation Fund	Equity Income Fund	Globa lInnovation Fund	Growth Fund	Growth & Income Fund
Investment Income:
Interest	$907	$17	$73	$517	$355
Dividends, net of foreign taxes	7,620	1,452	83	12,480	1,491
Security lending income	23	7	0	88	0
Miscellaneous income	14	0	1	0	1

Total Income	8,564	1,476	157	13,085	1,847

Expenses:
Investment advisory fees	3,166	183	1,710	7,300	475
Administration fees	2,148	104	1,025	5,795	305
Servicing fees—Class D	8	0	6	0	0
Distribution and/or servicing fees—Other Classes	2,218	9	1,295	13,265	411
Trustees’ fees	74	4	20	178	7
Interest expense	0	14	32	27	0
Miscellaneous expense	0	0	0	0	0
Total Expenses	7,614	314	4,088	26,565	1,198
Reimbursement by manager	0	0	(11)	0	0
Net Expenses	7,614	314	4,077	26,565	1,198

Net Investment Income (Loss)	950	1,162	(3,920)	(13,480)	649

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(54,912)	4,436	(75,235)	(330,252)	(23,265)
Net realized gain (loss) on foreign currency transactions	0	0	(74)	0	0
Net change in unrealized appreciation (depreciation) on investments	(74,339)	(5,459)	(27,773)	(99,687)	1,871
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0

Net Gain (Loss)	(129,251)	(1,023)	(103,082)	(429,939)	(21,394)

Net Increase (Decrease) in Assets Resulting from Operations	$(128,301)	$139	$(107,002)	$(443,419)	$(20,745)

See accompanying notes

54
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Innovation Fund	Mid-Cap Fund	Renaissance Fund	Select Growth Fund	Small-Cap Value Fund	Target Fund	Tax-Efficient Equity Fund	Value Fund
Investment Income:
Interest	$1,537	$1,398	$5,536	$22	$606	$3,174	$6	$1,137
Dividends, net of foreign taxes	1,138	9,315	32,068	255	14,914	3,511	538	6,715
Security lending income	762	37	1,252	17	39	842	0	54
Miscellaneous income	0	3	15	0	2	1	0	0

Total Income	3,437	10,753	38,871	294	15,561	7,528	544	7,906

Expenses:
Investment advisory fees	11,386	4,268	17,211	254	3,201	7,551	182	2,168
Administration fees	6,968	2,805	11,025	152	2,025	5,411	139	1,743
Servicing fees—Class D	70	16	226	0	0	3	0	43
Distribution and/or servicing fees—Other Classes	13,209	2,303	19,585	265	3,240	11,526	247	2,826
Trustees’ fees	236	102	194	4	44	161	4	37
Interest expense	14	0	0	8	0	0	2	2
Miscellaneous expense	0	0	1	0	0	0	0	0
Total Expenses	31,883	9,494	48,242	683	8,510	24,652	574	6,819
Reimbursement by manager	0	0	0	0	0	0	0	0
Net Expenses	31,883	9,494	48,242	683	8,510	24,652	574	6,819

Net Investment Income (Loss)	(28,446)	1,259	(9,371)	(389)	7,051	(17,124)	(30)	1,087

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(894,841)	(103,487)	177,930	(14,677)	164	(299,847)	(2,347)	59,400
Net realized gain (loss) on foreign currency transactions	0	0	99	0	0	0	0	(323)
Net change in unrealized appreciation (depreciation) on investments	(356,071)	(55,352)	(331,382)	1,782	61,418	(215,417)	(5,621)	(133,289)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	(1)	0	0	0	0	0

Net Gain (Loss)	(1,250,912)	(158,839)	(153,354)	(12,895)	61,582	(515,264)	(7,968)	(74,212)

Net Increase (Decrease) in Assets Resulting from Operations	$(1,279,358)	$(157,580)	$(162,725)	$(13,284)	$68,633	$(532,388)	$(7,998)	$(73,125)

See accompanying notes

55
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets Class D

Amounts in thousands	Capital Appreciation Fund		Equity Income Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$950	$1,611	$1,162	$1,655
Net realized gain (loss)	(54,912)	39,604	4,436	559
Net change in unrealized appreciation (depreciation)	(74,339)	(117,029)	(5,459)	10,879

Net increase (decrease) resulting from operations	(128,301)	(75,814)	139	13,093

Distributions to Shareholders:
From net investment income
Class D	(5)	(7)	(1)	0
Other Classes	(1,165)	(3,021)	(1,153)	(1,398)
From net realized capital gains
Class D	0	(466)	(1)	0
Other Classes	0	(243,963)	(2,692)	(941)
Tax basis return of capital
Class D	0	0	0	0
Other Classes	0	0	0	0

Total Distributions	(1,170)	(247,457)	(3,847)	(2,339)

Fund Share Transactions:
Receipts for shares sold
Class D	2,677	3,199	97	0
Other Classes	286,399	336,065	10,030	18,874
Issued in reorganization
Class D	0	0	0	0
Other Classes	0	0	0	0
Issued as reinvestment of distributions
Class D	5	473	1	0
Other Classes	1,066	226,602	3,823	2,324
Cost of shares redeemed
Class D	(1,355)	(523)	(11)	0
Other Classes	(222,194)	(290,870)	(21,912)	(9,302)
Net increase (decrease) resulting from Fund share transactions	66,598	274,946	(7,972)	11,896

Total Increase (Decrease) in Net Assets	(62,873)	(48,325)	(11,680)	22,650

Net Assets:
Beginning of period	745,485	793,810	52,176	29,526
End of period *	$682,612	$745,485	$40,496	$52,176
*Including net undistributed (overdistributed) investment income of:	$0	$63	$246	$258

See accompanying notes

56
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Global Innovation Fund		Growth Fund		Growth & Income Fund		Innovation Fund		Mid-Cap Fund
	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(3,920)	$(4,943)	$(13,480)	$(30,999)	$649	$67	$(28,446)	$(62,226)	$1,259	$5,609
Net realized gain (loss)	(75,309)	(203,537)	(330,252)	29,294	(23,265)	(181)	(894,841)	(1,569,723)	(103,487)	32,686
Net change in unrealized appreciation (depreciation)	(27,773)	(928)	(99,687)	(958,027)	1,871	(1,928)	(356,071)	(1,717,050)	(55,352)	(100,090)

Net increase (decrease) resulting from operations	(107,002)	(209,408)	(443,419)	(959,732)	(20,745)	(2,042)	(1,279,358)	(3,348,999)	(157,580)	(61,795)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0	0	0	(34)	(8)
Other Classes	0	0	0	0	(343)	(29)	0	0	(5,729)	(4,391)
From net realized capital gains
Class D	0	(14)	0	(5)	0	(3)	0	(9,762)	0	(554)
Other Classes	0	(521)	(12,396)	(197,304)	0	(2,260)	(22)	(534,157)	(11)	(329,577)
Tax basis return of capital
Class D	0	0	0	0	0	0	0	0	(8)	0
Other Classes	0	0	0	0	0	0	0	0	(1,197)	0

Total Distributions	0	(535)	(12,396)	(197,309)	(343)	(2,292)	(22)	(543,919)	(6,979)	(334,530)

Fund Share Transactions:
Receipts for shares sold
Class D	9,775	13,264	1,010	103	86	10	8,470	49,337	22,644	9,431
Other Classes	207,802	489,410	477,119	438,523	47,393	57,665	462,714	1,859,734	304,687	621,782
Issued in reorganization
Class D	0	0	0	0	0	34	0	0	0	0
Other Classes	0	0	0	0	0	29,324	3,727	0	0	0
Issued as reinvestment of distributions
Class D	0	12	0	5	0	3	0	9,669	41	561
Other Classes	0	408	10,346	162,709	318	1,581	18	416,466	6,387	299,708
Cost of shares redeemed
Class D	(10,104)	(7,279)	(1,032)	(13)	(10)	(34)	(16,281)	(30,146)	(21,747)	(2,732)
Other Classes	(251,140)	(139,553)	(750,792)	(508,522)	(29,578)	(9,640)	(768,089)	(1,276,453)	(302,642)	(562,193)
Net increase (decrease) resulting from Fund share transactions	(43,667)	356,262	(263,349)	92,805	18,209	78,943	(309,441)	1,028,607	9,370	366,557

Total Increase (Decrease) in Net Assets	(150,669)	146,319	(719,164)	(1,064,236)	(2,879)	74,609	(1,588,821)	(2,864,311)	(155,189)	(29,768)

Net Assets:
Beginning of period	251,067	104,748	1,853,862	2,918,098	79,523	4,914	2,614,845	5,479,156	1,046,408	1,076,176
End of period *	$100,398	$251,067	$1,134,698	$1,853,862	$76,644	$79,523	$1,026,024	$2,614,845	$891,219	$1,046,408
*Including net undistributed (overdistributed) investment income of:	$(26)	$(11)	$0	$0	$282	$0	$0	$0	$(1)	$4,856
See accompanying notes

57
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets Class D (Cont.)

Amounts in thousands	Renaissance Fund		Select Growth Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$(9,371)	$563	$(389)	$(179)
Net realized gain (loss)	178,029	145,009	(14,677)	(21,734)
Net change in unrealized appreciation (depreciation)	(331,383)	63,660	1,782	(4,509)

Net increase (decrease) resulting from operations	(162,725)	209,232	(13,284)	(26,422)

Distributions to Shareholders:
From net investment income
Class D	0	(7)	0	0
Other Classes	(1)	(1,118)	0	(136)

From net realized capital gains
Class D	(4,060)	(72)	0	0
Other Classes	(147,696)	(43,967)	0	0

Total Distributions	(151,757)	(45,164)	0	(136)

Fund Share Transactions:
Receipts for shares sold
Class D	214,830	28,215	0	192
Other Classes	3,683,383	989,488	31,916	75,329
Issued as reinvestment of distributions
Class D	3,950	79	0	0
Other Classes	114,437	37,228	0	122
Cost of shares redeemed
Class D	(76,978)	(10,469)	(98)	(9)
Other Classes	(674,706)	(273,791)	(27,110)	(16,448)
Net increase (decrease) resulting from Fund share transactions	3,264,916	770,750	4,708	59,186

Total Increase (Decrease) in Net Assets	2,950,434	934,818	(8,576)	32,628

Net Assets:
Beginning of period	1,413,024	478,206	49,510	16,882
End of period *	$4,363,458	$1,413,024	$40,934	$49,510
*Including net undistributed (overdistributed) investment income of:	$156,303	$99,752	$0	$0

See accompanying notes

58
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	Small-Cap Value Fund		Target Fund		Tax-Efficient Equity Fund		Value Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$7,051	$5,873	$(17,124)	$(28,752)	$(30)	$(143)	$1,087	$1,401
Net realized gain (loss)	164	3,623	(299,847)	53,505	(2,347)	(3,944)	59,077	54,109
Net change in unrealized appreciation (depreciation)	61,418	91,887	(215,417)	(742,480)	(5,621)	(4,831)	(133,289)	14,744

Net increase (decrease) resulting from operations	68,633	101,383	(532,388)	(717,727)	(7,998)	(8,918)	(73,125)	70,254

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0	0	(2)
Other Classes	(2,095)	(6,060)	0	0	0	0	0	(1,104)
From net realized capital gains
Class D	0	0	0	(129)	0	0	(1,477)	0
Other Classes	0	0	0	(344,359)	0	0	(45,255)	0
Total Distributions	(2,095)	(6,060)	0	(344,488)	0	0	(46,732)	(1,106)
Fund Share Transactions:
Receipts for shares sold
Class D	11	0	2,194	2,272	0	84	61,734	5,081
Other Classes	648,768	196,849	970,620	902,333	8,047	16,949	761,546	180,330
Issued as reinvestment of distributions
Class D	0	0	0	53	0	0	1,460	2
Other Classes	1,605	4,521	1	254,769	0	0	38,103	1,017
Cost of shares redeemed
Class D	0	0	(2,439)	(106)	0	0	(21,455)	(1,240)
Other Classes	(296,528)	(171,689)	(1,123,752)	(564,057)	(14,297)	(18,556)	(207,178)	(100,699)
Net increase (decrease) resulting from Fund share transactions	353,856	29,681	(153,376)	595,264	(6,250)	(1,523)	634,210	84,491

Total Increase (Decrease) in Net Assets	420,394	125,004	(685,764)	(466,951)	(14,248)	(10,441)	514,353	153,639

Net Assets:
Beginning of period	409,966	284,962	1,763,821	2,230,772	46,366	56,807	319,812	166,173
End of period *	$830,360	$409,966	$1,078,057	$1,763,821	$32,118	$46,366	$834,165	$319,812
*Including net undistributed (overdistributed) investment income of:	$9,196	$2,095	$0	$0	$1	$0	$52,972	$38,914

See accompanying notes

59
PIMCO Funds Annual Report 6.30.02

PIMCO Notes to Financial Statements Class D

June 30, 2002

1. Organization
PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income Fund. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Capital Appreciation Fund—$11,293; Equity Income Fund—$4,258; Global Innovation Fund—$14,067; Growth Fund—$53,217; Growth & Income Fund—$4,216; Innovation Fund—$73,748; Renaissance Fund—$731,204; Select Growth Fund—$3,548; Small-Cap Value Fund—$11,190; Target Fund—$57,439; Tax-Efficient Equity Fund—$1,694; and Value Fund—$92,194.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset

60

PIMCO Funds Annual Report 6.30.02

PIMCO Notes to Financial Statements (Cont.)
June 30, 2002

with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Forward Currency Transactions.     Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains (losses) are recorded. Realized gains (losses) are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Securities Lending.    Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements.     Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions.    Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3.    Fees, Expenses, and Related Party Transactions

Investment Advisory Fee.    Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth Fund; 0.55% for the Target Fund; 0.60% for the Growth & Income, Renaissance, and Select Growth Funds; 0.65% for the Innovation Fund; 1.00% for the Global Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. All of the sub-advisors are affiliates of the Adviser. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee.    The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.50% for the Equity Income and Growth & Income Funds; 0.85% for the Global Innovation Fund; and 0.65% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.40% for the Global Innovation Fund; 0.50% for the Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the Equity Income and Growth & Income Funds; 0.60% for the Global Innovation Fund; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees.    Effective June 10, 2002, investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange.

The Funds Redemption Fee rates are as follows:

Fund	Rate
Global Innovation Fund	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or

61
6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Distribution and Servicing Fees.    PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2002, PFD received $31,736,016 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.    The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. The Adviser have agreed to waive a portion of Global Innovation Fund’s administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D
Global Innovation Fund	1.40%	1.65%	1.85%	2.60%	2.60%	1.85%

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

62
PIMCO Funds Annual Report 6.30.02

PIMCO Notes to Financial Statements (Cont.)
June 30, 2002

4.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
Capital Appreciation Fund	$838,763	$738,504
Equity Income Fund	20,141	30,028
Global Innovation Fund	460,334	511,000
Growth Fund	1,090,413	1,383,986
Growth & Income Fund	96,021	77,682
Innovation Fund	3,441,621	3,742,518
Mid-Cap Fund	1,528,161	1,484,558
Renaissance Fund	6,140,735	2,928,397
Select Growth Fund	76,628	75,414
Target Fund	1,503,503	1,667,176
Tax-Efficient Equity Fund	7,416	13,413
Value Fund	1,384,981	850,853

5.    Subsequent Events

It is anticipated that PIMCO Funds Advisors LLC will replace Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) as the Adviser to the Funds within calendar year 2002. PIMCO Funds Advisors LLC is a wholly-owned indirect subsidiary of ADAM L.P. This change would not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

6.    Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax Appreciation/ (Depreciation) on Investments(1)	Net Tax Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/ Liabilities(2)	Other Book-to-Tax Accounting Differences(3)	Net Capital Loss Carryovers(4)	Post-October Losses(5)
Capital Appreciation Fund	$0	$0	$(30,230)	$0	$0	$(40,459)	$(24,848)
Equity Income Fund	246	1,598	3,217	2	0	0	0
Global Innovation Fund	0	0	(21,599)	0	(7)	(233,557)	(42,655)
Growth Fund	0	0	46,629	0	0	(231,678)	(96,878)
Growth & Income Fund	282	0	(57)	0	0	(35,187)	(8,812)
Innovation Fund	0	0	(561,241)	0	0	(2,301,346)	(313,267)
Mid-Cap Fund	0	0	28,633	0	0	(124,682)	(29,691)
Renaissance Fund	156,303	6,753	(308,627)	1	0	0	0
Select Growth Fund	0	0	(1,944)	0	0	(29,157)	(7,034)
Small-Cap Value Fund	9,196	0	93,572	0	0	0	(6,211)
Target Fund	0	0	3,090	0	0	(158,042)	(162,630)
Tax-Efficient Equity Fund	0	0	(179)	(1)	0	(9,163)	(916)
Value Fund	52,972	0	(124,273)	0	0	(224)	(33)

(1)
Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals, PFIC mark-to market and REIT return of capital adjustments for federal income tax purposes.

(2)	Adjusted for foreign currency transactions.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(4)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2010.
(5)	Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
Capital Appreciation Fund	$1,170	$0	$0
Equity Income Fund	1,257	2,590	0
Global Innovation Fund	0	0	0
Growth Fund	0	12,396	0
Growth & Income Fund	343	0	0
Innovation Fund	0	22	0
Mid-Cap Fund	5,763	11	1,205
Renaissance Fund	131,574	20,183	0
Select Growth Fund	0	0	0
Small-Cap Value Fund	2,095	0	0
Target Fund	0	0	0
Tax-Efficient Equity Fund	0	0	0
Value Fund	46,732	0	0

(6)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

7.    Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Capital Appreciation Fund				Equity Income Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	168	$2,677	153	$3,199	8	$97	0	$0
Other Classes	18,121	286,399	15,327	336,065	849	10,030	1,771	18,874
Issued as reinvestment of distributions
Class D	0	5	23	473	0	1	0	0
Other Classes	66	1,066	11,137	226,602	348	3,823	221	2,324
Cost of shares redeemed
Class D	(86)	(1,355)	(27)	(523)	(1)	(11)	0	0
Other Classes	(14,125)	(222,194)	(13,422)	(290,870)	(1,803)	(21,912)	(812)	(9,302)

Net increase resulting from Fund share transactions	4,144	$66,598	13,191	$274,946	(599)	$(7,972)	1180	$11,896

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PIMCO Funds Annual Report 6.30.02

	Global Innovation Fund				Growth Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	1,113	$9,775	817	$13,264	55	$1,010	3	$103
Other Classes	28,028	207,802	31,032	489,410	24,147	477,119	14,017	438,523
Issued as reinvestment of distributions
Class D	0	0	1	12	0	0	0	5
Other Classes	0	0	25	408	543	10,346	5,633	162,709
Cost of shares redeemed
Class D	(1,180)	(10,104)	(538)	(7,279)	(56)	(1,032)	0	(13)
Other Classes	(34,132)	(251,140)	(11,646)	(139,553)	(38,898)	(750,792)	(17,815)	(508,522)

Net increase (decrease) resulting from Fund share transactions	(6,171)	$(43,667)	19,691	$356,262	(14,209)	$(263,349)	1,838	$92,805

	Growth & Income Fund				Innovation Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	11	$86	1	$10	410	$8,470	891	$49,337
Other Classes	6,251	47,393	5,749	57,665	22,429	462,714	36,954	1,859,734

Shares issued in reorganization
Class D	0	0	4	34	0	0	0	0
Other Classes	0	0	3,338	29,324	184	3,727	0	0
Issued as reinvestment of distributions
Class D	0	0	0	3	0	0	194	9,669
Other Classes	42	318	155	1,581	0	18	8,772	416,466
Cost of shares redeemed
Class D	(1)	(10)	(4)	(34)	(803)	(16,281)	(720)	(30,146)
Other Classes	(3,927)	(29,578)	(967)	(9,640)	(39,143)	(768,089)	(29,566)	(1,276,453)

Net increase (decrease) resulting from Fund share transactions	2,376	$18,209	8,276	$78,943	(16,923)	$(309,441)	16,525	$1,028,607

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

	Mid-Cap Fund				Renaissance Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	1,204	$22,644	404	$9,431	10,233	$214,830	1,522	$28,215
Other Classes	15,994	304,687	23,516	621,782	180,905	3,683,383	54,478	989,488
Issued as reinvestment of distributions
Class D	2	41	23	561	196	3,950	5	79
Other Classes	340	6,387	12,485	299,708	5,833	114,437	2,238	37,228
Cost of shares redeemed
Class D	(1,160)	(21,747)	(123)	(2,732)	(3,796)	(76,978)	(594)	(10,469)
Other Classes	(15,968)	(302,642)	(21,784)	(562,193)	(34,032)	(674,706)	(15,612)	(273,791)
Net increase resulting from Fund share transactions	412	$9,370	14,521	$366,557	159,339	$3,264,916	42,037	$770,750

	Select Growth Fund				Small-Cap Value Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	0	$0	9	$192	1	$11	0	$0
Other Classes	2,404	31,916	3,274	75,329	32,238	648,768	11,618	196,849
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	0	0
Other Classes	0	0	6	122	86	1,605	293	4,521
Cost of shares redeemed
Class D	(7)	(98)	0	(9)	0	0	0	0
Other Classes	(1,988)	(27,110)	(884)	(16,448)	(15,112)	(296,528)	(10,510)	(171,689)
Net increase resulting from Fund share transactions	409	$4,708	2,405	$59,186	17,213	$353,856	1,401	$29,681

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PIMCO Funds Annual Report 6.30.02

	Target Fund				Tax-Efficient Equity Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001		Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	129	$2,194	94	$2,272	0	$0	7	$84
Other Classes	63,665	970,620	36,026	902,333	863	8,047	1,529	16,949
Issued as reinvestment of distributions
Class D	0	0	2	53	0	0	0	0
Other Classes	0	1	11,350	254,769	0	0	0	0
Cost of shares redeemed
Class D	(147)	(2,439)	(5)	(106)	0	0	0	0
Other Classes	(75,003)	(1,123,752)	(24,600)	(564,057)	(1,546)	(14,297)	(1,676)	(18,556)

Net increase (decrease) resulting from Fund share transactions	(11,356)	$(153,376)	22,867	$595,264	(683)	$(6,250)	(140)	$1,523)

	Value Fund
	Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	4,011	$61,734	333	$5,081
Other Classes	49,538	761,546	12,173	180,330
Issued as reinvestment of distributions
Class D	98	1,460	0	2
Other Classes	2,574	38,103	74	1,017
Cost of shares redeemed
Class D	(1,388)	(21,455)	(88)	(1,240)
Other Classes	(13,567)	(207,178)	(7,213)	(100,699)

Net increase resulting from Fund share transactions	41,266	$634,210	5,279	$84,491

8.    Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)
PIMCO Growth & Income Fund	PIMCO Equity Income Fund	06/22/2001	3,343	$30,230	$30,230	$48,086	$78,316	$(872)
PIMCO Innovation Fund	PIMCO Healthcare Innovation Fund	03/15/2002	184	3,727	3,727	1,741,717	1,745,444	125

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6.30.02 PIMCO Funds Annual Report

Report of Independent Accountants

To the Trustees and Class D Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the Capital Appreciation Fund, Equity Income Fund, Global Innovation Fund, Growth Fund, Growth & Income Fund, Innovation Fund, Mid-Cap Fund, Renaissance Fund, Select Growth Fund, Small-Cap Value Fund, Target Fund, Tax-Efficient Equity Fund and Value Fund (hereafter referred to as the “Funds”) at June 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

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PIMCO Funds Annual Report 6.30.02

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction.    Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Capital Appreciation Fund	100.00%
Equity Income Fund	100.00%
Growth & Income Fund	100.00%
Mid-Cap Fund	100.00%
Renaissance Fund	12.45%
Small-Cap Value Fund	100.00%
Value Fund	8.95%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.

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6.30.02 PIMCO Funds Annual Report

PIMCO Management of the Trust Information Class D (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees and Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.

Non–Interested Trustees

E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust

Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None

Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None

Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.

W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None

Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

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PIMCO Funds Annual Report 6.30.02

Officers of the Trust

Name Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.
Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.
John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

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6.30.02 PIMCO Funds Annual Report

PIMCO Funds Multi-Managers Series

Manager	Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Funds Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

More Investment Choices From PIMCO Funds

This past year, PIMCO Funds joined with two premier asset management firms—Dresdner RCM Global Investors and Nicholas-Applegate Capital Management (NACM)—to add 18 new stock portfolios to our existing fund family. Importantly, the addition of these funds means an even greater level of investment flexibility for our shareholders.

Keeping It In the Family
Like PIMCO Funds Distributors, Dresdner RCM and NACM are members of the Allianz Group—one of the world’s largest providers of financial services.

For More Information
To find out more, contact your financial advisor. You can also call PIMCO Funds at 1-800-426-0107. Or visit us online at www.pimcofunds.com.

Introducing the PIMCO NACM and PIMCO RCM Funds:

PIMCO NACM Core Equity Fund
PIMCO NACM Value Fund
PIMCO NACM Flex-Cap Value Fund
PIMCO NACM Growth Fund
PIMCO NACM Global Fund
PIMCO NACM International Fund
PIMCO NACM Pacific Rim Fund
PIMCO RCM Large-Cap Growth Fund
PIMCO RCM Tax-Managed Growth Fund
PIMCO RCM Mid-Cap Fund
PIMCO RCM Global Equity Fund
PIMCO RCM Global Small-Cap Fund
PIMCO RCM International Growth Equity Fund
PIMCO RCM Emerging Markets Fund
PIMCO RCM Europe Fund
PIMCO RCM Global Healthcare Fund
PIMCO RCM Global Technology Fund
PIMCO RCM Biotechnology Fund

PZ034.8/02

RCM Funds
Annual Report

Own the World.

June 30, 2002

U. S. Stock Funds

RCM LARGE-CAP GROWTH FUND
RCM TAX-MANAGED GROWTH FUND
RCM MID-CAP FUND
RCM SMALL-CAP FUND

Global Stock Funds

RCM GLOBAL SMALL-CAP FUND
RCM GLOBAL TECHNOLOGY FUND
RCM GLOBAL EQUITY FUND

International Stock Funds

RCM INTERNATIONAL GROWTH EQUITY FUND
RCM EMERGING MARKETS FUND
RCM EUROPE FUND

Institutional and Administrative Share Classes

RCM Funds are part of the PIMCO Funds:
Multi-Manager Series Trust

President’s Letter

“If one does not know to which port one is sailing, no wind is favorable.”

—Seneca

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among those who are considering some changes, here are a couple of key points to keep in mind:

•
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash—notwithstanding 11 recessions and 2 major crashes. And studies have shown that the risk of a negative return diminishes over longer holding periods.

•
No one can predict the next top-performing asset class or sector. Before you make any changes, remember the basic theory of asset allocation. Different investments will outperform and underperform at different times. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at 1-800-927-4648, or visit our Web site at www.pimcofunds.com.

As always, thank you for the trust you’ve placed in us.

Sincerely,

Stephen Treadway
President
July 31, 2002

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

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6.30.02 PIMCO Funds Annual Report

PIMCO RCM Large-Cap Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$249.9 million
69

PORTFOLIO:		PORTFOLIO MANAGER:
Large capitalization equity securities.		Team Approach

A team of investment professionals specializing in large capitalization companies manages the RCM Large-Cap Growth Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on large-cap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services,telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund continues to outperform Lipper Average

Terrorist attacks, corporate accounting scandals, a weakening dollar and disappointing GDP figures exacerbated an already difficult market for large-cap stocks. Like many of its peers, PIMCO RCM Large-Cap Growth Fund posted negative returns during this period. For the year ending June 30, 2002, the Fund fell 22.68%, outperforming the Lipper Large-Cap Growth Fund Average, which fell 25.48%. This continues the Fund’s streak of outperforming its Lipper Average, with the Fund returning an annual average of –9.13% and 6.64% for the three- and five-year periods, versus the Lipper Average return of –13.50% and 0.80% respectively.

Accounting improprieties have ripple effect

The Fund’s positions in Enron and Tyco were an obvious drag on overall performance during the year. We did, however, escape the worst of the damage by trimming and then eliminating positions as events were unfolding and before the true extent of the problems were disclosed. These accounting improprieties also had an impact on other holdings in the portfolio. As each new scandal broke, investors began to question the quality of management and financials statements at other companies, often condemning them solely due to their association with the companies coming under fire.

Pharmaceuticals hindered performance; consumer staples helped

The Fund’s healthcare holdings proved a deterrent to performance for the year. Within healthcare, the portfolio focused on large-cap pharmaceuticals, many of which were struggling with lengthy FDA approval times, limited price power and a less robust product pipeline. The Fund’s position in consumer staples, on the other hand, positively contributed to performance. In particular, the Fund saw support from Anheuser-Busch Companies, General Dynamics and Wal-Mart.

The Fund outperformed its Lipper Average for the one-, three- and five-year periods ending June 30, 2002.

Remaining cautious until economy and markets find direction

High corporate and consumer debt levels, coupled with a weaker dollar, may act as a head wind on growth. But, investor sentiment is very unpredictable. Going forward, the Fund will remain relatively cautious, at least until there is a better indication of the direction in which the economy and market are heading.

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PIMCO Funds Annual Report 6.30.02

PIMCO RCM Large-Cap Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Large-Cap Growth Fund Institutional Class (Inception 12/31/96)	–22.68%	–9.13%	6.64%	—	9.40%
PIMCO RCM Large-Cap Growth Fund Administrative Class (Inception 2/05/02)	–22.87%	–9.35%	6.38%	—	9.13%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Growth Funds Average	–25.48%	–13.50%	0.80%	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	6.5%
Microsoft Corp.	4.4%
Anheuser-Busch Cos., Inc.	4.0%
American International Group, Inc.	3.7%
Wal-Mart Stores, Inc.	3.3%
PepsiCo, Inc.	3.2%
General Electric Co.	3.2%
Fannie Mae	3.0%
Pharmacia Corp.	2.8%
Johnson & Johnson	2.6%
Top Ten Total	36.7%

TOP 5 RELATED INDUSTRIES

Healthcare	24.1%
Consumer Staples	18.2%
Financial & Business Services	15.4%
Technology	10.7%
Consumer Discretionary	7.3%

PORTFOLIO COMPOSITION

Common Stock	95.2%
Cash Equivalents	4.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in large-cap equity securities of U.S. companies. This Fund may invest up to 20% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 24 for footnotes, which include additional details.

5
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Tax-Managed Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks after-tax growth of capital.	IN THE PORTFOLIO:	$7.0 million
40
PORTFOLIO:		PORTFOLIO MANAGERS:
A broadly diversified portfolio of equity		Team Approach
securities of U.S. issuers.

A team of investment professionals specializing in tax-sensitive portfolio management is responsible for the day-to-day operations of the RCM Tax-Managed Growth Fund. The team works closely with analysts covering mid-and large-cap companies and focuses their efforts on generating long-term capital appreciation and enhancing after-tax returns for shareholders. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperforms Lipper Average

Tax considerations aside, the year ending June 30, 2002 was a challenging period for stock investors. The markets had barely begun to recover from technology’s 2000 meltdown when investors were bombarded with terrorist attacks, corporate accounting scandals and a falling U.S. dollar. The result was that large-cap stock funds in general, as measured by the Lipper Large-Cap Growth Fund Average, fell 25.48% during the year. The PIMCO RCM Tax-Managed Growth Fund was able to outperform this average, but it still posted negative absolute returns, falling 19.98% over the twelve months. In the same manner, the Fund did considerably better than its peers over the three year period ending June 30, 2002, returning an annual average of –7.47% versus –13.50% for the Lipper Average.

Timely selling limited losses

The Fund held positions in both Enron and Tyco during the year, both of which hurt performance. The damage could have been much worse, however, had the Fund not trimmed and then eliminated holdings when questions about management and financials were brought to light.

Pharmaceutical stocks hindered by industry conditions

The Fund was, and continues to be, overweight in healthcare relative to its benchmark (the S&P 500 Index). This position negatively affected performance over the year. The single largest detractor within healthcare was the Fund’s pharmaceutical stocks. Large-cap pharmaceutical companies spent much of the year struggling with lengthy FDA approval times, while at the same time facing limited pricing power and a less robust product pipeline. The Fund remains confident in the healthcare sector, however, as many of the sub-sectors outside of pharmaceuticals offer the solid fundamentals and demographic profiles we seek.

Consumer-related sectors benefited performance

Until recently, consumers were relatively confident about an economic recovery and were spending accordingly. Many of the Fund’s most successful stocks during the past year were in companies that benefited from that spending. For example, the Fund had positive contributions from Anheuser-Busch Companies and Walgreen Co.

For the second year in a row, the Fund paid no distribution—and still managed to outperform its Lipper Average.

Losses put to use in tax management strategy

As of June 30, 2002, the Fund still carried a net loss. Using these losses, in conjunction with a swap trading strategy, has allowed the Fund to manage taxable distributions. As a result, for the second consecutive calendar year, the Fund avoided paying any distribution to its shareholders.

Remaining cautious until economy and markets find direction

High corporate and consumer debt levels, coupled with a weaker dollar, may act as a head wind on growth. But, investor sentiment is very unpredictable. Going forward, the Fund will remain relatively cautious, at least until there is a better indication of where the economy and the market are heading.

6
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Tax-Managed Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Tax Managed Growth Fund Inst. Class (Inception 12/30/98)	–19.98%	–7.47%	—	—	–1.13%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Large-Cap Growth Funds Average	–25.48%	–13.50%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	4.6%
Anheuser-Busch Cos., Inc.	4.3%
Walgreen Co.	4.3%
Microsoft Corp.	4.2%
Federated Investors, Inc.	3.5%
Wyeth	3.5%
Pharmacia Corp.	3.5%
SYSCO Corp.	3.4%
PepsiCo, Inc.	3.3%
General Electric Co.	3.3%
Top Ten Total	37.9%

TOP 5 RELATED INDUSTRIES

Healthcare	23.0%
Consumer Staples	18.4%
Financial & Business Services	18.3%
Technology	8.4%
Capital Goods	5.7%

PORTFOLIO COMPOSITION

Common Stock	88.2%
Cash Equivalents	11.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund invests in a diversified portfolio of equities of US companies and may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 24 for footnotes, which include additional details.

7
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Mid-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	355.0 million
100

PORTFOLIO:		PORTFOLIO MANAGERS:
Small to medium capitalization equity		Team Approach
securities.

A team of investment professionals specializing in medium capitalization companies manages the RCM Mid-Cap Fund. The team is responsible for the day-to-day operations of the portfolio and works closely with analysts covering mid-cap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services,telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Returns reflect general market weakness

PIMCO RCM Mid-Cap Fund returned –27.70% for the year ending June 30, 2002—results that reflected the overall weakness in equity markets and especially in growth stocks. This return underperformed the Fund’s benchmark, the Russell Mid-Cap Growth Index, which fell 26.34% during the period. The Lipper Mid-Cap Growth Fund Average fell 25.20%. Over the longer term, the Fund maintains a strong relative performance record, returning an average 4.00% annually for the five-year period ending June 30, 2002. This return surpassed the Fund’s benchmark and Lipper Average, which returned 2.26% and 2.73% respectively, over the same time period.

Technology’s short rally didn’t help performance

The twelve months covered in this report saw great volatility in mid-cap stocks. The Fund’s strategy in this environment was to remain underweight in technology relative to it’s benchmark, while favoring relatively conservative sectors. This technology underweight, however, limited the Fund’s ability to capture fully the strong but short-lived tech rally during the fourth quarter. Fortunately, the Fund recovered some of this ground in the first half of 2002, in part by underweighting communications equipment and overweighting the healthcare equipment and supplies relative to its benchmark.

Mid-cap companies dependent on consumer spending continued to offer attractive opportunities.

Stock selection buffered by industry strategy

Overall, stock selection hindered the Fund’s performance over the year, while industry strategy buffered the declines. Holdings in software were the most detrimental to the Fund, with names such as Amdocs, PeopleSoft Inc. and CheckPoint Systems Inc. all falling as investors fled technology. The Fund’s holdings in commercial services and supplies also hurt performance, with independent power producer Calpine Corp. leading the decline.

8
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Mid-Cap Fund Institutional Class (Inception 11/06/79)	–27.70%	–5.65%	4.00%	10.51%	16.23%
PIMCO RCM Mid-Cap Fund Administrative Class (Inception 2/05/02)	–28.17%	–6.01%	3.66%	10.19%	15.92%
Russell Mid-Cap Growth Index	–26.34%	–9.16%	2.26%	9.55%	—
Lipper Mid-Cap Growth Funds Average	–25.20%	–5.49%	2.73%	9.44%	—

TOP 10 HOLDINGS	% of Total Investments
Electronic Arts, Inc.	2.3%
Starwood Hotels & Resorts Worldwide, Inc.	2.2%
Noble Corp.	2.0%
Expeditors International Washington, Inc.	1.8%
Microchip Technology, Inc.	1.8%
The BISYS Group, Inc.	1.8%
IDEC Pharmaceuticals Corp.	1.7%
Dollar Tree Stores, Inc.	1.7%
Weatherford International, Ltd.	1.7%
Hilton Hotels Corp.	1.7%
Top Ten Total	18.7%

TOP 5 RELATED INDUSTRIES

Technology	22.4%
Healthcare	21.5%
Consumer Discretionary	17.2%
Financial & Business Services	11.6%
Energy	9.2%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund normally invests 80% of its total assets and at least 80% of its investments in equity and equity-related securities of small- to medium-sized U.S. companies. This fund may invest up to 10% in foreign issuers, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 24 for footnotes, which include additional details.

9
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Small-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$22.0 million
103
PORTFOLIO:		PORTFOLIO MANAGER:
Small capitalization equity securities.		Team Approach

PIMCO RCM Small-Cap Fund is managed by a team of specialized investment professionals. The seasoned portfolio management team is dedicated to developing new stock ideas, anticipating significant economic and industry trends and determining the appropriate composition of the portfolio. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom / media, industrials and consumer / retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Small-cap market impacted by flight to liquidity

PIMCO RCM Small-Cap Fund, like most small-cap funds, had a difficult time over the twelve months ending June 30, 2002. Last year’s technology fall-out, combined with fears over terrorism, international unrest and accounting scandals, drove investors to more liquid large-cap stocks and bonds. In this environment, the Fund returned –24.71%, trailing the Lipper Small-Cap Growth Fund Average return of –22.23% and the Russell 2000 Index return of –8.60%.

Sector strategy hinders performance

For most of the year, the Fund remained overweighted in technology, relative to the Russell 2000 Index. This overweighting included semiconductor stocks, which typically lead an economic recovery. Except for the powerful rebound rally in the fourth quarter of 2001, these sectors were generally weak. In particular, the Fund’s performance was hurt by an overweight position in communications equipment holdings, including SeaChange International Inc. and Riverstone Networks Inc.

Reductions in technology and biotechnology aided Fund

Technology and biotechnology were the worst performing areas in the Russell 2000 Index over the year. The Fund notably reduced commitments to both areas, but was still hurt by the falls. Despite the potential for counter-trend rallies, the Fund’s managers do not believe fundamentals in most areas of technology are improving to the extent necessary to support their valuations. Earnings estimates for the second half of 2002 and in 2003 remain too hopeful and will likely have to be revised downward. Proceeds from these reductions were used to increase the Fund’s position in the finance sector.

The Fund has shifted out of the higher-octane biotech sector in favor of healthcare providers and services.

Healthcare providers and services offer support

Stock selection in the health care providers and services area helped relative returns. Hospitals performed well, as consumers continue to need health-care regardless of economic weakness, and providers have pricing power. A strong performer for the Fund in this sector was Triad Hospitals. With its recent acquisition of Quorum Health Group, Triad Hospitals is now one of the largest hospital operators in the U.S. Triad posted solid earnings during the year, often exceeding expectations.

Select sectors look attractive going forward

As the Fund moves out of its technology holdings, it has been looking for new areas of growth. Two areas that show potential are healthcare providers and services and energy. Compared to its benchmark, the Fund was overweight in both sectors as of June 30, 2002. Going forward, we will continue to search for quality growth stocks across a broad range of industry segments that show potential to deliver earnings growth in a volatile environment.

10
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Small-Cap Fund Institutional Class (Inception 1/04/92)	–24.71%	–13.35%	–6.91%	5.70%	5.59%
Russell 2000 Index	–8.60%	1.67%	4.44%	10.95%	—
Lipper Small-Cap Growth Funds Average	–22.23%	–1.42%	3.52%	9.98%	—

TOP 10 HOLDINGS	% of Total Investments
Duane Reade, Inc.	2.7%
Renal Care Group, Inc.	2.4%
Alliance Data Systems Corp.	2.3%
Scottish Annuity & Life Holdings, Ltd.	2.0%
Sonic Corp.	1.9%
THQ, Inc.	1.9%
Fairmont Hotels & Resorts, Inc.	1.8%
Hibbett Sporting Goods, Inc.	1.8%
CAL Dive International, Inc.	1.7%
Linens ’n Things, Inc.	1.7%
Top Ten Total	20.2%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	21.8%
Consumer Discretionary	18.1%
Healthcare	17.5%
Technology	11.6%
Capital Goods	7.0%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. This fund may invest up to 10% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 24 for footnotes, which include additional details.

11
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Small-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$12.8 million
96

PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of issuers located in		Team Approach
at least three different countries.

A team of international investment professionals manages the RCM Global Small-Cap Fund. A team of global small-cap analysts focuses on small-cap companies organized into six research sectors: technology, health-care, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund still outperforming over the long term

PIMCO RCM Global Small-Cap Fund finished the year ending June 30, 2002 down 18.09%. During the year, this decline exceeded the losses posted by the Fund’s benchmark and Lipper Average, although the longer-term record remains well above average. For the five-year period ending June 30, 2002, the Fund had an average annual return of 9.83%, versus 2.09% for the MSCI World Small-Cap Index and 2.69% for the Lipper Global Small-Cap Fund Average.

U.S. small-cap growth sectors struggled

U.S. growth stocks were hit hard last year. Investors still coming to terms with their technology losses were confronted with terrorist attacks and accounting scandals, driving them to the presumed safety of larger-cap stocks and bonds. Events in North America tended to significantly impact performance, as this region made up slightly over half of the Index and the Fund. The Fund’s domestic holdings, especially in technology and biotechnology, accounted for much of its underperformance. Some of the worst performing stocks included software manufacturers Micromuse Inc. and Interwoven and semi-conductor and instrument companies Centillium Communications and Mattson Technology. As of year-end, the Fund had trimmed its technology and biotechnology positions considerably.

Foreign markets offered best opportunities

The Fund’s non-U.S. holdings told a very different story. In particular, the Fund benefited from its investments in Italy, Germany and the United Kingdom. The Fund’s holdings in Italy more than doubled in value, bucking the global downward trend. Korea also performed well, benefiting from aggressive reforms initiated after the Asian crisis. In terms of specific holdings, the Fund’s best performing stock over the year was Recordati S.p.A., an Italian pharmaceuticals company that produces prescription and non-prescription drugs for sale in some 60 countries. Recordati rose 103% over the year to June 30th. Another Italian stock that did well for the Fund recently was top-ten holding Merloni Elettrodomestici SpA, a maker of high-end white goods. Merloni climbed 43% just in the second quarter of 2002.

Non-U.S. markets offered the best investment opportunities to the Fund in fiscal 2002.

Small-cap global marketplace still holds potential

In our view, smaller companies around the globe still hold potential in the current economic environment. Small caps can often grow faster than large cap firms, in part by pursuing niche opportunities. Additionally, small caps may benefit from the fact that most of the high profile accounting misdeeds have occurred at very large, multinational corporations.

12
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Global Small-Cap Fund Institutional Class (Inception 12/31/96)	–18.09%	3.10%	9.83%	—	12.15%
MSCI World Small-Cap Index	–1.75%	4.22%	2.09%	—	—
Lipper Global Small Cap Funds Average	–11.64%	0.74%	2.69%	—	—

TOP 10 HOLDINGS	% of Total Investments
Tandberg ASA	2.0%
Renal Care Group, Inc.	2.0%
Merloni Elettrodomestici SpA	1.9%
Game Group PLC	1.8%
Fairmont Hotels & Resorts, Inc.	1.8%
EDO Corp.	1.8%
Axcan Pharma, Inc.	1.8%
Securicor PLC	1.7%
Recordati SpA	1.7%
Saurer AG	1.6%
Top Ten Total	18.1%

TOP 5 RELATED INDUSTRIES

Technology	19.7%
Consumer Discretionary	15.4%
Healthcare	12.9%
Financial & Business Services	9.8%
Consumer Services	9.6%

PORTFOLIO COMPOSITION

Common Stock	98.7%
Cash Equivalents	1.3%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 65% of its assets in companies included in the MSCI World Small Cap Index. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 24 for footnotes, which include additional details.

13
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Technology Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$267.3 million
86

PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of companies, domestic and international that use		Huachen Chen
technology in an innovative way to gain a strategic, competitive edge.		Walter Price, Jr.

Huachen Chen
CFA

Mr. Chen is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1984 and previously worked as an engineer at Intel Corp.

Walter Price
CFA

Mr. Price is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1974 and previously worked as an analyst for Colonial Investments.

Technology markets fail to recover

The global technology market continued ailing this past year, held back by gun-shy investors and a newfound respect for valuation. PIMCO RCM Global Technology Fund fell 36.68% in this environment. To put this return into perspective, it is important to note that an average of the Fund’s peers, as measured by the Lipper Science & Technology Fund Average, fell 44.60% during the same period. And, over the longer term, the Fund is still posting solid results, returning an average 13.30% per year over the five years ending June 30, 2002.

Software holdings hurt by delayed economic recovery

Software stocks are generally considered cyclical, meaning their growth rate is closely tied to the economy. Anticipating a relatively rapid economic recovery, the Fund began the year with a significant position in software stocks. This strategy seemed right on track in the fourth quarter of 2001. But, unforeseeable forces drove the markets back down, hitting software stocks particularly hard in the second quarter of 2002. Since that time, we have lowered our expectations for economic recovery and trimmed back the Fund’s software exposure.

Select telecommunications stocks hinder performance

While the Fund did not hold any WorldCom stock, it did hold several other telecommunications names. The Fund had limited exposure to telecommunications, but select stocks, such as QUALCOMM and Ciena Corp., negatively impacted performance. The Fund held only a small percentage of its assets in telecommunications by June 30, 2002.

Defense stocks proved strong contributors

The Fund’s position in the area of defense stocks helped its performance. Defense stocks proved more resistant to economic gyrations, and, additionally, they stood to benefit from America’s increased war efforts. A few examples of defense stocks that did well for the Fund over the year are Lockheed Martin, L3 Communications and Northrop Grumman Corp. The Fund also saw strong contributions from its service-oriented stocks, such as First Data Corporation and Affiliated Data.

International options make the difference

The ability to invest outside of the U.S. provided a critical advantage this year. In particular, the Fund benefited from several Asian holdings, including Yahoo! Japan and Samsung Electronics. Another stock from this region that did well for the Fund was Taiwan Semiconductor, the world’s largest supplier of computer chips.

Remaining cautious going forward

The Fund is committed to remaining cautious as we head into the second half of 2002. By concentrating on in-depth research and detailed valuations, we believe we can continue to identify attractive technology investments—especially with the Fund’s ability to look into the foreign markets.

14
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Technology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Global Technology Fund Institutional Class (Inception 12/27/95)	–36.68%	–8.85%	13.30%	—	15.73%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Science & Technology Fund Average	–44.60%	–21.16%	–0.05%	—	—

TOP 10 HOLDINGS	% of Total Investments
eBay, Inc.	4.6%
Microsoft Corp.	3.9%
Affiliated Computer Services, Inc. ‘A’	3.3%
UTStarcom, Inc.	2.9%
Cisco Systems, Inc.	2.7%
Intuit, Inc.	2.4%
Yahoo Japan Corp.	2.4%
Dell Computer Corp.	2.1%
First Data Corp.	2.0%
Expedia, Inc.	1.8%
Top Ten Total	28.1%

TOP 5 RELATED INDUSTRIES

Technology	59.6%
Consumer Services	5.7%
Aerospace	4.9%
Financial & Business Services	3.4%
Consumer Discretionary	3.3%

PORTFOLIO COMPOSITION

Common Stock	82.8%
Cash Equivalents	17.2%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in common stocks of technology companies located in at least three countries. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

15
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.1 million
60
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of U.S. and non-U.S. companies.	FUND INCEPTION DATE:	Team Approach
12/31/98

A team of international investment professionals manages the RCM Global Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Dresdner RCM’s fundamental research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy, investment opportunities do not stop at national borders.

Fund struggles with market conditions

Along with most of its peers, PIMCO RCM Global Equity Fund posted negative returns for the year ending June 30, 2002. Specifically, the Fund fell 23.24% over the twelve months. This year’s results bring the Fund’s 3-year average annual return to
–5.14%, tracking the –5.00% return from the Lipper Global Fund Average for the same period.

Overweight in U.S. a drag on performance

In a complete turnaround from past years, the Fund’s U.S. holdings hindered performance. The Fund began the fiscal year overweight in the U.S. relative to its benchmark, the MSCI World AC Free Index. This exposure was lowered as months passed. Within the U.S., the Fund was hurt primarily by stock selection, with a couple of names having a significant impact. One stock in particular that hurt performance was Tyco International Ltd. In 2002, Tyco made headlines when its questionable accounting practices were brought to light and with the inception of a criminal investigation of its CEO. Another stock that hurt performance was Flextronics International Ltd., a leading contract electronics manufacturer. The Fund has since sold all of its Tyco and Flextronics stock.

Japan and Korea contribute to performance over the year

What the Fund failed to find in the U.S, it found to some degree in foreign markets. Helped by a more rapid economic recovery and strengthening currency, select foreign equity markets offered attractive opportunities. The Asian countries in particular supported overall performance during the year. Fund holding Samsung Electronics, South Korea’s largest company, serves as a good example of how this region helped. Thanks to an aggressive debt reduction program and trimmed operations—the company’s holdings have fallen from 61 affiliated companies to 25—Samsung has met or exceeded expectations during the year.

Global stock market conditions continue to present a challenging investment environment for the Fund.

Focus on fundamentals, at home and abroad

Outside factors have left investors jittery. As we wait to see how the markets will settle, the Fund will maintain the relatively defensive stance it adopted during the year. In general, we will stick with our research-intensive process, letting solid fundamentals lead us to opportunities in and outside the U.S.

16
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Global Equity Fund Institutional Class (Inception 12/30/98)	–23.24%	–5.14%	—	—	–1.78%
MSCI-All Country World Index Free Index	–14.22%	–8.43%	—	—	—
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Global Funds Average	–14.38%	–5.00%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Microsoft Corp.	3.4%
Pfizer, Inc.	2.9%
Reckitt Benckiser PLC	2.4%
Noble Corp.	2.3%
Group 4 Falck AS	2.3%
Nabors Industries Ltd.	2.2%
Lafarge SA	2.2%
Coach, Inc.	2.2%
Lockheed Martin Corp.	2.2%
Capital One Financial Corp	2.2%
Top Ten Total	24.3%

TOP 5 RELATED INDUSTRIES

Healthcare	18.4%
Financial & Business Services	14.9%
Technology	13.2%
Consumer Discretionary	7.4%
Capital Goods	7.2%

PORTFOLIO COMPOSITION

Common Stock	96.5%
Cash Equivalents	3.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity and equity related securities of three different countries, including the U.S. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities generally involve greater risk to principal than investments in higher-rated securities, may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

17
6.30.02 PIMCO Funds Annual Report

PIMCO RCM International Growth Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$138.9 million
107
PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of issuers located in at		Team Approach
least ten different countries.

An international team of investment professionals manages RCM International Growth Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy investment opportunities do not stop at national borders.

Fund underperforms peers for the year

An average of international stock funds, as measured by the Lipper International Fund Average, fell more than 10% in the year ending June 30, 2002. During this same period PIMCO RCM International Growth Equity Fund fell 22.56%. Much of the Fund’s relative underperformance can be traced to its defensive strategy during the period.

International markets moving back into the spotlight

More and more investors are beginning to take notice of events unfolding outside the U.S. What they’ve found is that while foreign stock markets are still struggling, they are often showing more promise than here at home. In fact, during the second quarter of 2002, foreign stock markets as a whole outperformed the U.S. It is important to note that while some portion of this performance is attributable to the falling U.S. dollar, there is also growing evidence that select countries are recovering more rapidly than the U.S. from the 2000 market decline.

Defensive strategy hinders performance

The Fund anticipated a prolonged period of economic recovery in the foreign markets and therefore missed several opportunities to benefit from improving conditions. For example, the Fund was underweight in the materials sectors this year relative to its benchmark, the MSCI EAFE Index. Materials tends to be a very cyclical industry, so when economies start picking up, as they did, these companies prosper.

Technology holdings continue to be a drag on performance

Several sub-sectors of technology deterred the Fund’s relative performance during the year. The Fund was slightly overweight in software, which did not do well in this period. It was also overweight in semiconductors, which fell. And finally, the Fund was overweight in wireless communications, which did not see any material increase in users due to provider delays.

We have increasing confidence in Asia, and Japan in particular, going forward.

Avoided communications holdings

The Fund’s underweighting in communications stocks proved very beneficial this year. This underweighting allowed the Fund to avoid the industry-wide drop following WorldCom’s problems. The Fund also benefited from its overweighting in household and personal products during the period, including names such as Reckitt Benckiser, a UK-based household cleaning, health and human care company.

Looking for signs of improving conditions

The Fund will remain cautious going into the new fiscal year. We will be looking for signs that investors’ attitudes are improving and that the markets have picked up year-over-year in the third quarter of 2002. In terms of regions, the Fund will be paying particular attention to Asia, especially Japan, where the economy and company announcements are encouraging.

18
PIMCO Funds Annual Report 6.30.02

PIMCO RCM International Growth Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	0 year	Inception
PIMCO RCM Int’l Growth Equity Fund Institutional Class (Inception 5/22/95)	–22.56%	–11.43%	–3.57%	—	4.13%
PIMCO RCM Int’l Growth Equity Fund Administrative Class (Inception 2/05/02)	–22.77%	–11.66%	–3.82%	—	0.12%
MSCI-EAFE Index	–9.20%	–6.49%	–1.25%	—	—
MSCI-All Country World Free Ex-U.S. Index	–8.16%	–6.16%	–1.70%	—	—
Lipper International Funds Average	–10.17%	–5.26%	–0.71%	—	—

TOP 10 HOLDINGS	% of Total Investments
Eni SpA	2.7%
BNP Paribas SA	2.5%
TotalFinaElf SA	2.2%
Samsung Electronics Co. Ltd.	2.0%
Reckitt Benckiser PLC	2.0%
Aventis SA	2.0%
Fuji Photo Film Co.	1.9%
Royal Bank of Scotland Group PLC	1.8%
Nestle SA	1.8%
UBS AG	1.7%
Top Ten Total	20.6%

TOP 5 COUNTRIES

Japan	22.6%
United Kingdom	19.7%
France	11.2%
Germany	8.1%
Switzerland	7.4%

PORTFOLIO COMPOSITION

Common Stock	98.1%
Cash Equivalents	1.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of foreign companies. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 24 for footnotes, which include additional details.

19
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Emerging Markets Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of issuers located in countries with emerging securities markets.	NUMBER OF SECURITIES IN THE PORTFOLIO: 65	TOTAL NET ASSETS: $8.9 million PORTFOLIO MANAGERS: Team Approach

A team of investment professionals specializing in emerging market countries and companies manages the RCM Emerging Markets Fund. The team leverages Dresdner RCM’s fundamental research with analysts in six key sectors: technology, healthcare, financial services, telecom / media, industrials and consumer / retail. Members of the team are located in major financial centers around the world. Dresdner RCM Global Investors’ vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fourth quarter rally: the year’s big story

The emerging markets were a bit of a roller-coaster ride in the year ending June 30, 2002. Although things started out slowly, they took off in the fourth quarter of 2001. The positive trend continued in the first quarter of 2002, only to fade away in the second quarter. At the end of the year, PIMCO RCM Emerging Markets Fund was down 7.88%. These results trailed an average of the Fund’s peers (as measured by the Lipper Emerging Markets Fund Average). The Fund does, however, still outperform its Lipper category over the three-year period.

Sector strategy a mixed bag

For much of the fiscal year the Fund was overweight in healthcare services and suppliers, relative to its benchmark, the MSCI Emerging Markets Index. This position, plus the Fund’s exposure to consumer durables, helped overall performance during the year. Conversely, an underweighting in food, beverage and tobacco and an overweighting in software hurt performance.

Regional strategy assisted Fund

For the most part, the Fund’s assessment of regional market conditions proved accurate, supporting the Fund’s performance over the year. The Fund was overweight in Mexico, which was recently upgraded to investment grade by Standard & Poor’s rating agency. The Fund was also overweight in some of Europe’s emerging markets, including Hungary and the Czech Republic. The Fund also saw success from its investments in Poland, where the EU convergence boosted the market. The Asian markets also helped the Fund last year and will likely continue to prosper this year.

The Fund provides access to the improving conditions in emerging markets.

Avoided Argentina debt altogether

Sometimes what most helps a Fund is what it doesn’t invest in. That was true this year when PIMCO RCM Emerging Markets Fund had no exposure to Argentina at all. The Argentine market was hampered by political uncertainty and poor fiscal policies, which drove down both equity and bond prices.

Emerging markets may offer some of the year’s best opportunities

With the U.S. still in turmoil, investors are willing to look in new areas for growth opportunities. These investors, with dollars in hand, will no doubt be drawn to the improving local economies and strengthening currency of emerging markets. The Fund is well-positioned to capitalize on these changing conditions as they evolve.

20
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
RCM Emerging Markets Fund Institutional Class (Inception 12/30/97)	–7.88%	–1.49%	—	—	2.41%
MSCI-EMF Index	1.31%	–6.30%	—	—	—
S&P/IFC Index of Investable Emerging Markets	3.62%	–4.25%	—	—	—
Lipper Emerging Markets Funds Average	1.31%	–3.72%	—	—	—

TOP 10 HOLDINGS	% of Total Investment
South Korea/Samsung Electronics Co. Ltd.	8.3%
Taiwan/Taiwan Semiconductor Manufacturing Co. Ltd	3.4%
Brazil/Companhia Vale do Rio Doce SP ADR	3.4%
South Africa/Anglo American PLC	3.3%
Mexico/Telefonos de Mexico SA de CV SP—ADR	3.2%
Mexico/Cemex SA de CV SP—ADR	3.1%
South Korea/SK Telecom Co., Ltd. SP—ADR	3.1%
South Korea/Shinhan Financial Group Co., Ltd.	2.7%
Hungary/OTP Bank Rt.	2.7%
South Africa/Impala Platinum Holdings Ltd.	2.5%
Top Ten Total	35.7%

TOP 5 COUNTRIES

South Korea	19.6%
Taiwan	15.0%
South Africa	12.2%
Mexico	11.1%
Brazil	8.5%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of emerging markets companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities that generally involve greater risk to principal than investments in higher-rated securities; may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

21
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Europe Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of companies located in Europe.	NUMBER OF SECURITIES IN THE PORTFOLIO: 52	TOTAL NET ASSETS: $27.7 million PORTFOLIO MANAGERS: Team Approach

A team of international investment professionals specializing in European equities manages the RCM Europe Fund. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on European companies. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund trails benchmark for the year

The year ending June 30, 2002 was a time of great volatility in the European equity markets, leading to PIMCO RCM Europe Fund’s 20.10% decline. The Fund’s performance trailed the returns for the MSCI Europe Index and the Lipper European Regions Fund Average for the same period. Over the longer term, however, the Fund still offered better relative returns. For the five years ending June 30, 2002, the Fund had an average annual return of 3.29%, versus 2.80% and 2.55% for the Index and Lipper Average, respectively.

Year highlighted by large market swings

As measured by the MSCI Europe Index, the European equity markets finished fiscal year 2002 down 7.42%. But, behind this final figure lies a year of extreme market swings. In the third quarter of 2001, the markets as a whole fell –12.07%. In the fourth quarter of that year, they rose 10.06%. In the first quarter of 2002, the markets remained largely unchanged, only to fall 4.26% in the second quarter.

Sector strategy was a detriment to performance

Among the best performing sectors in Europe over the last twelve months were materials (+19%) and energy (+7%), due to investors’ expectations of a fast worldwide economic recovery. RCM Europe Fund was underweight in both of these sectors compared to the benchmark, hurting our relative performance for the year. The Fund was also hindered by it overweighting in technology, which was the worst performing sector in Europe during the period.

Pharmaceutical stocks play give and take with the Fund

Expiring patents, generic competition and possible healthcare reform combined to create big problems for the pharmaceutical industry. The Fund’s holdings in this sector were no exception. Elan, Shire and Novo Nordisk all saw double digit stock price declines over the year. These losses were offset somewhat, however, by strong price appreciation from Recordati S.p.A. Recordati is an Italian pharmaceuticals company that produces prescription and non-prescription drugs for sale in some 60 countries. Recordati rose 103% over the year to June 30th.

The recent European equity market fall and rash of earnings disappointments may have limited the downside risk, setting the stage for a limited market rebound.

Conditions favor a limited European market rebound

The economic recovery in Europe has not been as robust as past recoveries, raising doubts among investors. The rising strength of the Euro, weak world trade and high oil prices could certainly slow the pace further. But, the recent European equity market fall and rash of earnings disappointments may have limited the downside risk, setting the stage for a limited market rebound. In the meantime, the Fund will maintain its defensive posture, concentrating on our research-intensive, bottom-up investment process to identify attractive opportunities.

22
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Europe Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Europe Fund Institutional Class (Inception 3/31/00)	–20.10%	—	—	—	–30.68%
MSCI-Europe Index	–7.42%	–5.65%	2.80%	8.89%	—
Lipper European Region Funds Average	–8.03%	–3.35%	2.55%	7.64%	—

TOP 10 HOLDINGS	% of Total Investments
BNP Paribas SA	3.9%
Schering AG	3.8%
Adidas-Salomon AG	3.6%
Reckitt Benckiser PLC	3.4%
Royal Bank of Scotland Group PLC	2.7%
Barclays PLC	2.6%
Altana AG	2.5%
Recordati SpA	2.4%
Muenchener Rueckversicherungs – Gesellschaft AG	2.4%
Eni SpA	2.4%
Top Ten Total	29.7%

TOP 5 COUNTRIES

United Kingdom	27.1%
Germany	18.0%
France	16.5%
Switzerland	12.6%
Italy	7.2%

PORTFOLIO COMPOSITION

Common Stock	94.1%
Cash Equivalents	5.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of European companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments. This Fund may invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

23
6.30.02 PIMCO Funds Annual Report

Footnotes

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC (“Dresdner RCM”). Research data used by GrassrootsSM to generate GrassrootsSM Research recommendations is received from reporters and field force investigators who work as independent contractors for broker-dealers who supply research to Dresdner RCM and certain affiliates in connection with brokerage services. The information and opinions have been compiled and arrived from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Class A, B & C shares began on 2/02 for RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth. Returns represent the blended performance of the Fund’s retail shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. Class A, B & C shares began on 2/02 for RCM Global Healthcare & RCM Biotechnology. Returns represent the blended performance of the Fund’s A, B & C shares and the prior performance of the Fund’s D shares, adjusted, as necessary, to reflect different sales charges and different operating expenses. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns are for Class C shares. Class C shares have a 1% CDSC, which may apply in the first year of ownership. Returns are for Class C shares. Class C shares have a 1% CDSC, which may apply in the first 18 months of ownership. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The MSCI Emerging Markets Free is an unmanaged group of international stocks representing countries with emerging markets whose Gross National Product is substantially below the average of developed countries. The MSCI Europe is a market-capitalization-weighted benchmark index made up of equities from 15 European countries. France, Germany and the United Kingdom represent about two-thirds of the index. The MSCI All Countries World Free Index is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The MSCI World Small Cap Index is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI EAFE is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. The Russell Mid-Cap Growth Measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. It is not possible to invest directly into any index. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. For additional details on the Fund, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO.

An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

24
PIMCO Funds Annual Report 6.30.02

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25
6.30.02 PIMCO Funds Annual Report

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Large-Cap Growth Fund
Institutional Class
06/30/2002	$14.18	$0.04	(a)	$(3.25	)(a)	$(3.21)	$(0.02)	$0.00
01/01/2001-06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00
12/31/2000	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)
12/31/1999	16.14	(0.05	)(a)	6.95	(a)	6.90	0.00	(3.97)
12/31/1998	12.53	(0.02	)(a)	5.51	(a)	5.49	(0.01)	(1.87)
12/31/1997	10.00	0.01	(a)	3.17	(a)	3.18	(0.01)	(0.64)
Administrative Class 02/05/2002-06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00
RCM Tax-Managed Growth Fund
Institutional Class
06/30/2002	$11.81	$(0.01	)(a)	$(2.35	)(a)	$(2.36)	$0.00	$0.00
01/01/2001-06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00
12/31/2000	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00	0.00
12/31/1999	10.00	(0.06	)(a)	5.28	(a)	5.22	0.00	(0.23)
12/30/1998-12/31/1998	10.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00
RCM Mid-Cap Fund
Institutional Class
06/30/2002	$2.78	$(0.01	)(a)	$(0.76	)(a)	$(0.77)	$0.00	$0.00
01/01/2001-06/30/2001	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00	0.00
12/31/2000	8.02	(0.04	)(a)	0.20	(a)	0.16	0.00	(4.85)
12/31/1999	5.87	(0.01	)(a)	3.42	(a)	3.41	0.00	(1.26)
12/31/1998	6.23	0.00	(a)	0.81	(a)	0.81	0.00	(1.17)
12/31/1997	6.40	(0.01	)(a)	1.08	(a)	1.07	0.00	(1.24)
Administrative Class 02/05/2002-06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00
RCM Small-Cap Fund
Institutional Class
06/30/2002	$5.77	$(0.03	)(a)	$(1.39	)(a)	$(1.42)	$0.00	$(0.01)
01/01/2001-06/30/2001	6.43	(0.01	)(a)	(0.65	)(a)	(0.66)	0.00	0.00
12/31/2000	10.23	(0.06	)(a)	(1.81	)(a)	(1.87)	0.00	(1.93)
12/31/1999	9.36	(0.06	)(a)	1.20	(a)	1.14	(0.27)	0.00
12/31/1998	11.66	(0.07	)(a)	0.00	(b)	(0.07)	0.00	(2.23)
12/31/1997	11.77	(0.08	)(a)	2.29	(a)	2.21	0.00	(2.32)
RCM Global Small-Cap Fund
Institutional Class
06/30/2002	$16.21	$(0.13	)(a)	$(2.81	)(a)	$(2.94)	$0.00	$0.00
01/01/2001-06/30/2001	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00
12/31/2000	23.38	(0.21	)(a)	(3.04	)(a)	(3.25)	0.00	(1.50)
12/31/1999	12.37	(0.17	)(a)	12.96	(a)	12.79	0.00	(1.78)
12/31/1998	11.09	(0.13	)(a)	2.23	(a)	2.10	0.00	(0.82)
12/31/1997	10.00	(0.13	)(a)	2.64	(a)	2.51	0.00	(1.42)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

See accompanying notes

26
PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Reimbursement Fee Added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Large-Cap Growth Fund
Institutional Class
06/30/2002	$(0.02)	$0.00	$10.95	(22.68)%	$173,021	0.75%		0.83%		0.33%	36%
01/01/2001-06/30/2001	0.00	0.00	14.18	(16.05)	56,196	0.75	*	1.05	*	0.16 *	19
12/31/2000	(0.61)	0.00	16.89	(8.37)	41,741	0.88		1.37		(0.13)	42
12/31/1999	(3.97)	0.00	19.07	44.84	14,898	0.95		2.45		(0.26)	109
12/31/1998	(1.88)	0.00	16.14	44.11	7,935	0.95		3.04		(0.11)	100
12/31/1997	(0.65)	0.00	12.53	31.99	5,025	0.95		2.63		0.10	120
Administrative Class 02/05/2002-06/30/2002	0.00	0.00	10.94	(11.06)	18,216	1.00	*	1.00	*	(0.05)*	36
RCM Tax-Managed Growth Fund
Institutional Class
06/30/2002	$0.00	$0.00	$9.45	(19.98)%	$2,825	1.14%		2.47%		(0.10)%	68%
01/01/2001-06/30/2001	0.00	0.18	11.81	(14.30)	4,298	1.25	*	2.06	*	(0.31)*	40
12/31/2000	0.00	0.00	13.78	(8.07)	25,774	1.25		1.58		(0.58)	85
12/31/1999	(0.23)	0.00	14.99	52.44	1,499	1.25		14.36		(0.47)	43
12/30/1998-12/31/1998	0.00	0.00	10.00	0.00	1,000	0.00		0.00		0.00	0
RCM Mid-Cap Fund
Institutional Class
06/30/2002	$0.00	$0.00	$2.01	(27.70)%	$350,827	0.77%		0.81%		(0.47)%	142%
01/01/2001-06/30/2001	0.00	0.00	2.78	(16.52)	773,592	0.77	*	0.79	*	(0.27)*	76
12/31/2000	(4.85)	0.00	3.33	1.25	890,883	0.00		0.76		(0.41)	193
12/31/1999	(1.26)	0.00	8.02	60.18	1,357,489	0.00		0.77		(0.22)	198
12/31/1998	(1.17)	0.00	5.87	15.06	975,263	0.00		0.76		(0.01)	168
12/31/1997	(1.24)	0.00	6.23	17.50	960,825	0.00		0.76		(0.17)	155
Administrative Class 02/05/2002-06/30/2002	0.00	0.00	2.00	(12.28)	9	1.02	*	1.02	*	(0.86)*	142
RCM Small-Cap Fund
Institutional Class
06/30/2002	$(0.01)	$0.00	$4.34	(24.71)%	$21,998	1.03%		1.26%		(0.58)%	145%
01/01/2001-06/30/2001	0.00	0.00	5.77	(10.40)	145,470	1.02	*	1.18	*	(0.39)*	109
12/31/2000	(1.93)	0.00	6.43	(17.87)	176,879	0.00		1.02		(0.57)	207
12/31/1999	(0.27)	0.00	10.23	12.40	404,693	0.00		1.02		(0.71)	116
12/31/1998	(2.23)	0.00	9.36	1.11	557,965	0.00		1.01		(0.61)	132
12/31/1997	(2.32)	0.00	11.66	19.49	661,411	0.00		1.02		(0.68)	118
RCM Global Small-Cap Fund
Institutional Class
06/30/2002	$0.00	$0.00	$13.27	(18.09)%	$5,354	1.61%		2.46%		(1.04)%	326%
01/01/2001-06/30/2001	0.00	0.00	16.21	(13.09)	10,618	1.50	*	2.26	*	(1.06)*	134
12/31/2000	(1.50)	0.00	18.63	(13.88)	17,804	1.50		1.70		(0.84)	202
12/31/1999	(1.78)	0.00	23.38	104.63	24,073	1.50		4.10		(1.13)	162
12/31/1998	(0.82)	0.00	12.37	19.29	5,479	1.75		3.86		(1.03)	184
12/31/1997	(1.42)	0.00	11.09	25.48	4,456	1.75		3.09		(1.14)	153

See accompanying notes

27
6.30.02 PIMCO Funds Annual Report

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized / Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Global Technology Fund
Institutional Class
06/30/2002	$32.64	$(0.23	)(a)	$(11.73	)(a)	$(11.96)	$0.00	$0.00
01/01/2001-06/30/2001	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00
12/31/2000	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)
12/31/1999	21.40	(0.35	)(a)	39.54	(a)	39.19	0.00	(1.38)
12/31/1998	13.69	(0.16	)(a)	8.44	(a)	8.28	0.00	(0.57)
12/31/1997	12.60	(0.16	)(a)	3.46	(a)	3.30	0.00	(2.21)
RCM Global Equity Fund
Institutional Class
06/30/2002	$8.54	$(0.02	)(a)	$(1.96	)(a)	$(1.98)	$(0.07)	$0.00
01/01/2001-06/30/2001	10.10	0.00	(a)	(1.56	)(a)	(1.56)	0.00	0.00
12/31/2000	15.84	(0.08	)(a)	(1.62	)(a)	(1.70)	(0.02)	(4.02)
12/31/1999	10.00	(0.03	)(a)	6.22	(a)	6.19	(0.06)	(0.29)
12/30/1998-12/31/1998	10.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00
RCM International Growth Equity Fund
Institutional Class
06/30/2002	$11.07	$0.02	(a)	$(2.50	)(a)	$(2.48)	$(0.25)	$0.00
01/01/2001-06/30/2001	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00
12/31/2000	22.34	(0.01	)(a)	(6.00	)(a)	(6.01)	(0.30)	(2.19)
12/31/1999	14.98	0.02	(a)	8.91	(a)	8.93	(0.17)	(1.40)
12/31/1998	13.70	0.06	(a)	1.80	(a)	1.86	(0.23)	(0.35)
12/31/1997	12.72	0.06	(a)	2.22	(a)	2.28	(0.14)	(1.16)
Administrative Class
02/05/2002-06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00
RCM Emerging Markets Fund
Institutional Class
06/30/2002	$11.10	$0.05	(a)	$(0.92	)(a)	$(0.87)	$(0.08)	$0.00
01/01/2001-06/30/2001	12.06	0.12	(a)	(1.08	)(a)	(0.96)	0.00	0.00
12/31/2000	16.87	0.00	(a)	(4.26	)(a)	(4.26)	0.00	(0.55)
12/31/1999	9.06	(0.01	)(a)	8.29	(a)	8.28	0.00	(0.47)
12/31/1998	9.99	0.12	(a)	(0.97	)(a)	(0.85)	(0.08)	0.00
12/30/1997-12/31/1997	10.00	0.00	(a)	(0.01	)(a)	(0.01)	0.00	0.00
RCM Europe Fund
Institutional Class
06/30/2002	$9.13	$(0.06	)(a)	$(1.77	)(a)	$(1.83)	$0.00	$(0.04)
01/01/2001-06/30/2001	11.87	0.01	(a)	(2.75	)(a)	(2.74)	0.00	0.00
03/03/2000-12/31/2000	20.58	(0.11	)(a)	(6.26	)(a)	(6.37)	0.00	(2.34)

*Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)
The operating expenses include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

See accompanying notes

28
PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Reimbursement Fee Added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Global Technology Fund
Institutional Class
06/30/2002	$0.00	$0.00	$20.68	(36.68)%	$116,387	1.29%		1.29%		(0.85)%	343%
01/01/2001-06/30/2001	0.00	0.00	32.64	(35.10)	204,755	1.15	*	1.15	*	(0.04)*	386
12/31/2000	(0.43)	0.00	50.33	(14.33)	366,353	1.21		1.21		(0.26)	451
12/31/1999	(1.38)	0.00	59.21	182.95	197,897	1.50		1.50		(1.02)	119
12/31/1998	(0.57)	0.00	21.40	61.05	18,558	1.75		2.49		(0.99)	266
12/31/1997	(2.21)	0.00	13.69	27.08	6,950	1.75		2.45		(1.15)	189
RCM Global Equity Fund
Institutional Class
06/30/2002	$(0.07)	$0.00	$6.49	(23.24)%	$882	1.25%		9.69%		(0.28)%	323%
01/01/2001-06/30/2001	0.00	0.00	8.54	(15.45)	1,159	1.25	*	16.51	*	(0.05)*	65
12/31/2000	(4.04)	0.00	10.10	(10.80)	1,371	1.25		11.25		(0.53)	165
12/31/1999	(0.35)	0.00	15.84	62.20	1,584	1.25		14.59		(0.27)	150
12/30/1998-12/31/1998	0.00	0.00	10.00	0.00	1,000	0.00		0.00		0.00	0
RCM International Growth Equity Fund
Institutional Class
06/30/2002	$(0.25)	$0.00	$8.34	(22.56)%	$72,858	1.08%		1.17%		0.17%	261%
01/01/2001-06/30/2001	0.00	0.00	11.07	(20.09)	182,271	1.00	*	1.04	*	0.62 *	84
12/31/2000	(2.49)	0.00	13.84	(26.76)	225,278	1.00		1.00		(0.04)	162
12/31/1999	(1.57)	0.00	22.34	60.66	285,561	1.00		1.06		0.12	140
12/31/1998	(0.58)	0.00	14.98	13.81	121,975	1.00		1.06		0.37	84
12/31/1997	(1.30)	0.00	13.70	17.93	98,443	1.00		1.06		0.41	122
Administrative Class
02/05/2002-06/30/2002	0.00	0.00	8.33	0.12	12,166	1.42	*	1.42	*	1.19 *	261
RCM Emerging Markets Fund
Institutional Class
06/30/2002	$(0.08)	$0.00	$10.15	(7.88)%	$6,159	1.58%		3.30%		0.42%	136%
01/01/2001-06/30/2001	0.00	0.00	11.10	(7.96)	5,740	1.50	*	4.89	*	2.13 *	54
12/31/2000	(0.55)	0.00	12.06	(25.24)	5,194	1.50		4.93		0.03	162
12/31/1999	(0.47)	0.00	16.87	91.90	5,154	1.50		9.33		(0.13)	216
12/31/1998	(0.08)	0.00	9.06	(8.39)	2,734	1.50		8.29		1.23	279
12/30/1997-12/31/1997	0.00	0.00	9.99	0.00	2,996	0.01		0.00		0.00	0
RCM Europe Fund
Institutional Class
06/30/2002	$(0.04)	$0.00	$7.26	(20.10)%	$2	2.04%		432.13%		(0.77)%	215%
01/01/2001-06/30/2001	0.00	0.00	9.13	(22.89)	3	1.35	(b)*	1,013.01	(b)*	0.13 *	87
03/03/2000-12/31/2000	(2.34)	0.00	11.87	(30.61)	4	1.35	(b)*	9.67	(b)*	(0.83)*	173

See accompanying notes

29
6.30.02 PIMCO Funds Annual Report

Statements of Assets and Liabilities
June 30, 2002
Amounts in thousands, except per share amounts	RCM Large-Cap Growth Fund	RCM Tax-Managed Growth Fund		RCM Mid-Cap Fund

Assets:
Investments, at value	$235,880	$7,029	*	$349,298
Cash	0	1		0
Foreign currency, at value	0	0		0
Receivable for investments sold	1,104	48		24,472
Receivable for Fund shares sold	17,093	2		875
Interest and dividends receivable	134	4		24
	254,211	7,084		374,669

Liabilities:
Payable for investments purchased	$2,775	$108		$9,736
Due to Custodian	0	0		9,684
Written options outstanding	0	0		0
Payable for Fund shares redeemed	1,399	0		28
Accrued investment advisory fee	80	3		144
Accrued administration fee	54	2		92
Accrued distribution fee	3	0		0
Accrued servicing fee	12	1		1
Other liabilities	1	0		0
	4,324	114		19,685

Net Assets	$249,887	$6,970		$354,984

Net Assets Consist of:
Paid in capital	$311,248	$16,591		$747,289
Undistributed net investment income	328	0		0
Accumulated undistributed net realized (loss)	(34,344)	(9,684)		(373,279)
Net unrealized appreciation (depreciation)	(27,345)	63		(19,026)
	$249,887	$6,970		$354,984

Net Assets:
Institutional Class	$173,021	$2,825		$350,827
Administrative Class	18,216	0		9
Other Classes	58,650	4,145		4,148
Shares Issued and Outstanding:
Institutional Class	15,800	299		174,439
Administrative Class	1,664	0		4
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.95	$9.45		$2.01
Administrative Class	10.94	0.00		2.00
Cost of Investments Owned	$263,225	$6,966		$368,324

Cost of Foreign Currency Held	$0	$0		$0

*	Includes repurchase agreement at value $831. Cost of repurchase agreement $831.

See accompanying notes

30
PIMCO Funds Annual Report 6.30.02

Amounts in thousands, except per share amounts	RCM Small-Cap Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM Global Equity Fund	RCM International Growth Equity Fund	RCM Emerging Markets Fund	RCM Europe Fund
Assets:
Investments, at value	$21,744	$12,758	$273,881 **	$1,071	$138,523	$8,529	$29,107
Cash	0	0	0	0	54	0	0
Foreign currency, at value	0	8	16	0	2,481	342	0
Receivable for investments sold	1,973	235	1,721	68	0	0	0
Receivable for Fund shares sold	0	49	1,231	0	2,774	25	446
Interest and dividends receivable	6	13	42	1	335	44	61
	23,723	13,063	276,891	1,140	144,167	8,940	29,614

Liabilities:
Payable for investments purchased	$763	$187	$5,070	$87	$354	$0	$0
Due to Custodian	943	0	7	0	0	34	1,683
Written options outstanding	0	0	1,849	0	0	0	0
Payable for Fund shares redeemed	0	14	2,309	0	4,734	32	233
Accrued investment advisory fee	13	10	204	1	51	8	16
Accrued administration fee	6	5	104	0	59	4	11
Accrued distribution fee	0	0	0	0	26	0	0
Accrued servicing fee	0	1	31	0	10	1	5
Other liabilities	0	2	2	0	14	5	1
	1,725	219	9,576	88	5,248	84	1,949

Net Assets	$21,998	$12,844	$267,315	$1,052	$138,919	$8,856	$27,665

Net Assets Consist of:
Paid in capital	$124,667	$26,511	$865,069	$1,540	$268,929	$11,401	$45,555
Undistributed net investment income	0	0	0	1	715	12	0
Accumulated undistributed net realized (loss)	(102,442)	(13,860)	(596,283)	(493)	(126,809)	(2,588)	(17,413)
Net unrealized appreciation (depreciation)	(227)	193	(1,471)	4	(3,916)	31	(477)
	$21,998	$12,844	$267,315	$1,052	$138,919	$8,856	$27,665

Net Assets:
Institutional Class	$21,998	$5,353	$116,387	$882	$72,858	$6,159	$2
Administrative Class	0	0	0	0	12,166	0	0
Other Classes	0	7,491	150,928	170	53,895	2,697	27,663

Shares Issued and Outstanding:
Institutional Class	5,071	403	5,628	136	8,735	607	0
Administrative Class	0	0	0	0	1,460	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$4.34	$13.27	$20.68	$6.49	$8.34	$10.15	$7.26
Administrative Class	0.00	0.00	0.00	0.00	8.33	0.00	0.00

Cost of Investments Owned	$21,971	$12,566	$275,225	$1,067	$142,577	$8,493	$29,557

Cost of Foreign Currency Held	$0	$8	$17	$0	$2,359	$347	$(1,653)

**	Includes repurchase agreement at value $47,010. Cost of repurchase agreement $47,010.

See accompanying notes

31
6.30.02 PIMCO Funds Annual Report

Statements of Operations
For the year ended June 30, 2002

Amounts in thousands	RCM Large-Cap Growth Fund	RCM Tax-Managed Growth Fund	RCM Mid-Cap Fund
Investment Income:
Interest	$153	$15	$446
Dividends, net of foreign taxes	1,629	66	900
Income from securities loaned	0	0	203
Miscellaneous income	0	1	0
Total Income	1,782	82	1,549
Expenses:
Investment advisory fees	936	55	3,308
Administration fees	293	44	583
Distribution and/or servicing fees—Administrative Class	3	0	0
Distribution and/or servicing fees—Other Classes	132	12	10
Trustees’ fees	11	9	29
Accounting expense	24	16	24
Reports to shareholders	66	26	16
Interest expense	0	0	0
Tax expense	0	0	0
Registration fees	15	14	66
Custody fees	0	3	32
Transfer agent fees	36	12	25
Legal fees	9	9	10
Miscellaneous expense	6	0	61
Total Expenses	1,531	200	4,164
Reimbursement by Manager	(155)	(95)	(231)
Net Expenses	1,376	105	3,933
Net Investment Income (Loss)	406	(23)	(2,384)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(30,523)	(1,425)	(169,203)
Net realized gain on written options	0	0	0
Net realized (loss) on foreign currency transactions	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(15,271)	(436)	(6,369)
Net change in unrealized (depreciation) on written options	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0
Net (Loss)	(45,794)	(1,861)	(175,572)
Net (Decrease) in Assets Resulting from Operations	$(45,388)	$(1,884)	$(177,956)

See accompanying notes

32
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM Small-Cap Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM Global Equity Fund	RCM International Growth Equity Fund	RCM Emerging Markets Fund	RCM Europe Fund
Investment Income:
Interest	$58	$12	$720	$1	$62	$6	$13
Dividends, net of foreign taxes	101	90	281	9	1,888	173	397
Income from securities loaned	203	0	608	0	0	0	0
Miscellaneous income	0	0	1	1	1	0	1

Total Income	362	102	1,610	11	1,951	179	411
Expenses:
Investment advisory fees	742	163	3,574	8	834	87	335
Administration fees	92	61	689	33	332	36	99
Distribution and/or servicing fees—Administrative Class	0	0	0	0	12	0	0
Distribution and/or servicing fees—Other Classes	0	23	493	0	147	6	90
Trustees’ fees	25	10	13	9	11	10	10
Accounting expense	18	30	21	10	30	24	29
Reports to shareholders	16	33	222	24	34	23	29
Interest expense	6	21	2	0	117	3	56
Tax expense	0	0	0	0	0	0	0
Registration fees	33	28	97	5	44	31	21
Custody fees	24	22	22	1	84	54	41
Transfer agent fees	12	23	213	0	27	21	44
Legal fees	10	9	8	9	8	7	26
Miscellaneous expense	17	0	43	0	93	9	109
Total Expenses	995	423	5,397	99	1,773	311	889
Reimbursement by Manager	(179)	(132)	(24)	(84)	(116)	(165)	(164)
Net Expenses	816	291	5,373	15	1,657	146	725
Net Investment Income (Loss)	(454)	(189)	(3,763)	(4)	294	33	(314)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(33,123)	(1,743)	(142,159)	(387)	(54,044)	(1,278)	(10,849)
Net realized gain on written options	0	0	343	0	0	0	0
Net realized (loss) on foreign currency transactions	0	(110)	(399)	0	(6,448)	(83)	(620)
Net change in unrealized appreciation (depreciation) on investments	7,044	(1,127)	(25,775)	106	26,354	715	4,264
Net change in unrealized (depreciation) on written options	0	0	(128)	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(12)	2	0	157	(4)	(23)
Net (Loss)	(26,079)	(2,992)	(168,116)	(281)	(33,981)	(650)	(7,228)
Net (Decrease) in Assets Resulting from Operations	$(26,533)	$(3,181)	$(171,879)	$(285)	$(33,687)	$(617)	$(7,542)

See accompanying notes

33
6.30.02 PIMCO Funds Annual Report

Statements of Changes in Net Assets

Amounts in thousands	RCM Large-Cap Growth Fund			RCM Tax-Managed Growth Fund
	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$406	$29	$(63)	$(23)	$(36)	$(155)
Net realized gain (loss)	(30,523)	(2,118)	157	(1,425)	(4,903)	(3,344)
Net change in unrealized appreciation (depreciation)	(15,271)	(9,131)	(7,220)	(436)	1,288	(1,404)
Net increase (decrease) resulting from operations	(45,388)	(11,220)	(7,126)	(1,884)	(3,651)	(4,903)

Distributions to Shareholders:
From net investment income
Institutional Class	(107)	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(2)	0	(1,360)	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	(1)	0	(784)	0	0	0
Total Distributions	(110)	0	(2,144)	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	170,787	34,545	33,213	3,969	1,702	31,546
Administrative Class	19,118	0	0	0	0	0
Other Classes	68,985	27,273	29,425	1,864	2,158	8,196
Issued as reinvestment of distributions
Institutional Class	103	0	1,307	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	1	0	771	0	0	0
Cost of shares redeemed
Institutional Class	(23,102)	(11,769)	(1,866)	(4,677)	(20,737)	(3,095)
Administrative Class	(359)	0	0	0	0	0
Other Classes	(37,699)	(5,801)	(4,881)	(2,505)	(1,326)	(2,224)
Net increase (decrease) resulting from Fund share transactions	197,834	44,248	57,969	(1,349)	(18,203)	34,423
Redemption Fee:	0	0	0	16	215	48

Total Increase (Decrease) in Net Assets	152,336	33,028	48,699	(3,217)	(21,639)	29,568

Net Assets:
Beginning of period	97,551	64,523	15,824	10,187	31,826	2,258
End of period *	$249,887	$97,551	$64,523	$6,970	$10,187	$31,826
* Including net undistributed (overdistributed) investment income of:	$328	$29	$0	$0	$(36)	$0

See accompanying notes

34
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM Mid-Cap Fund			RCM Small-Cap Fund			RCM Global Small-Cap Fund
	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(2,384)	$(1,047)	$(5,439)	$(454)	$(305)	$(2,007)	$(189)	$(157)	$(400)
Net realized gain (loss)	(169,203)	(126,475)	469,880	(33,123)	(29,815)	39,966	(1,853)	(8,348)	(1,077)
Net change in unrealized appreciation (depreciation)	(6,369)	(21,143)	(401,584)	7,044	11,705	(102,013)	(1,139)	5,301	(10,346)
Net increase (decrease) resulting from operations	(177,956)	(148,665)	62,857	(26,533)	(18,415)	(64,054)	(3,181)	(3,204)	(11,823)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(591,328)	(90)	0	(56,835)	0	0	(1,670)
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	(1,219)
Total Distributions	0	0	(591,328)	(90)	0	(56,835)	0	0	(2,889)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	82,493	52,200	63,373	5,289	10,938	19,404	33,340	36,823	52,883
Administrative Class	10	0	0	0	0	0	0	0	0
Other Classes	16,283	685	50	0	0	0	60,163	44,461	74,031
Issued as reinvestment of distributions
Institutional Class	0	0	590,884	90	0	56,741	0	0	1,629
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	1,195
Cost of shares redeemed
Institutional Class	(328,202)	(20,890)	(592,392)	(102,228)	(23,932)	(183,070)	(37,203)	(42,577)	(53,896)
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	(11,676)	(231)	0	0	0	0	(67,735)	(41,487)	(53,189)
Net increase (decrease) resulting from Fund share transactions	(241,092)	31,764	61,915	(96,849)	(12,994)	(106,925)	(11,435)	(2,780)	22,653

Redemption Fee:	0	0	0	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	(419,048)	(116,901)	(466,556)	(123,472)	(31,409)	(227,814)	(14,616)	(5,984)	7,941

Net Assets:
Beginning of period	774,032	890,933	1,357,489	145,470	176,879	404,693	27,460	33,444	25,503
End of period *	$354,984	$774,032	$890,933	$21,998	$145,470	$176,879	$12,844	$27,460	$33,444
* Including net undistributed (overdistributed) investment income of:	$0	$(1,047)	$0	$0	$(305)	$0	$0	$(156)	$1

See accompanying notes

35
6.30.02 PIMCO Funds Annual Report

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Global Technology Fund			RCM Global Equity Fund
	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(3,763)	$(736)	$(3,041)	$(4)	$(1)	$(8)
Net realized gain (loss)	(142,215)	(265,924)	(189,550)	(387)	(68)	277
Net change in unrealized appreciation (depreciation)	(25,901)	(4,812)	(77,386)	106	(143)	(441)
Net (decrease) resulting from operations	(171,879)	(271,472)	(269,977)	(285)	(212)	(172)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	(10)	0	(1)
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(2,803)	0	0	(402)
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	(3,267)	0	0	0
Total Distributions	0	0	(6,070)	(10)	0	(403)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	125,884	116,630	605,901	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	127,581	159,070	778,255	188	0	0
Shares issued in reorganization
Institutional Class	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	2,606	0	0	362
Administrative Class	0	0	0	0	0	0
Other Classes	0	0	3,156	0	0	0
Cost of shares redeemed
Institutional Class	(138,717)	(148,200)	(332,880)	0	0	0
Administrative Class	0	0	0	0	0	0
Other Classes	(138,680)	(137,298)	(316,822)	0	0	0
Net increase (decrease) resulting from Fund share transactions	(23,932)	(9,798)	740,216	188	0	362

Total Increase (Decrease) in Net Assets	(195,811)	(281,270)	464,169	(107)	(212)	(213)

Net Assets:
Beginning of period	463,126	744,396	280,227	1,159	1,371	1,584
End of period *	$267,315	$463,126	$744,396	$1,052	$1,159	$1,371
*Including net undistributed (overdistributed) investment income of:	$0	$(3,538)	$(2,802)	$1	$0	$1

See accompanying notes

36
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM International Growth Equity Fund			RCM Emerging Markets Fund			RCM Europe Fund
	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$294	$636	$(127)	$33	$76	$(4)	$(314)	$(40)	$(891)
Net realized gain (loss)	(60,492)	(29,760)	7,374	(1,361)	(623)	(622)	(11,469)	(4,452)	9,098
Net change in unrealized appreciation (depreciation)	26,511	(16,576)	(97,396)	711	(45)	(2,468)	4,241	(9,624)	(18,849)
Net (decrease) resulting from operations	(33,687)	(45,700)	(90,149)	(617)	(592)	(3,094)	(7,542)	(14,116)	(10,642)

Distributions to Shareholders:
From net investment income
Institutional Class	(2,622)	0	(4,137)	(50)	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	(129)	0	(71)	(8)	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(30,195)	0	0	(236)	0	0	(406)
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	0	0	(604)	0	0	(94)	(202)	0	(10,827)
Total Distributions	(2,751)	0	(35,007)	(58)	0	(330)	(202)	0	(11,233)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	537,672	371,494	684,800	24,293	1,588	3,992	0	0	2,996
Administrative Class	975	0	0	0	0	0	0	0	0
Other Classes	174,841	51,464	60,527	26,757	4,764	5,961	239,569	123,532	260,463
Shares issued in reorganization
Institutional Class	5,855	0	0	0	0	0	0	0	0
Administrative Class	18,594	0	0	0	0	0	0	0	0
Other Classes	52,074	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	2,337	0	30,981	27	0	69	0	0	406
Administrative Class	0	0	0	0	0	0	0	0	0
Other Classes	126	0	628	7	0	79	159	0	7,606
Cost of shares redeemed
Institutional Class	(623,374)	(369,860)	(652,812)	(23,452)	(635)	(1,500)	0	0	(2,623)
Administrative Class	(6,381)	0	0	0	0	0	0	0	0
Other Classes	(180,465)	(44,697)	(55,865)	(26,009)	(4,581)	(3,266)	(252,985)	(122,256)	(253,377)
Net increase (decrease) resulting from Fund share transactions	(17,746)	8,401	68,259	1,623	1,136	5,335	(13,257)	1,276	15,471

Total Increase (Decrease) in Net Assets	(54,184)	(37,299)	(56,897)	948	544	1,911	(21,001)	(12,840)	(6,404)

Net Assets:
Beginning of period	193,103	230,402	287,299	7,908	7,364	5,453	48,666	61,506	67,910
End of period *	$138,919	$193,103	$230,402	$8,856	$7,908	$7,364	$27,665	$48,666	$61,506
*Including net undistributed (overdistributed) investment income of:	$715	$864	$228	$12	$31	$(45)	$0	$(40)	$0

See accompanying notes

37
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Large-Cap Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 89.9%
Aerospace 4.0%
General Dynamics Corp.	56,500	$6,009
United Technologies Corp.	58,500	3,972

		9,981

Capital Goods 3.0%
General Electric Co.	257,500	7,480

Communications 1.5%
SBC Communications, Inc.	70,500	2,150
Vodafone Group PLC SP - ADR	121,000	1,652

		3,802

Consumer Discretionary 6.9%
Costco Wholesale Corp.	45,500	1,757
Electronic Arts, Inc. (b)	29,000	1,915
Home Depot, Inc.	65,000	2,387
Nike, Inc.	43,500	2,334
Starbucks Corp. (b)	42,700	1,061
Wal-Mart Stores, Inc.	140,000	7,701

		17,155

Consumer Services 1.7%
Comcast Corp. Special ‘A’ (b)	31,000	739
Starwood Hotels & Resorts Worldwide, Inc.	15,700	516
Viacom, Inc. (b)	67,000	2,973

		4,228

Consumer Staples 17.2%
Anheuser-Busch Cos., Inc.	189,000	9,450
Coca-Cola Co.	74,500	4,172
Colgate-Palmolive Co.	98,500	4,930
Gillette Co.	47,000	1,592
Kraft Foods, Inc.	73,500	3,010
PepsiCo, Inc.	156,500	7,543
Procter & Gamble Co.	28,000	2,500
Safeway, Inc. (b)	15,500	452
SYSCO Corp.	174,000	4,736
Walgreen Co.	117,000	4,520

		42,905

Energy 6.0%
Anadarko Petroleum Corp.	25,600	1,262
Baker Hughes, Inc.	65,500	2,181
BP PLC SP—ADR	46,000	2,323
ChevronTexaco Corp.	25,700	2,274
Exxon Mobil Corp.	80,500	3,294
Noble Corp. (b)	40,000	1,544
Schlumberger Ltd.	48,000	2,232

		15,110

Financial & Business Services 14.6%
Accenture Ltd. (b)	82,000	1,558
American International Group, Inc.	128,500	8,768
Automatic Data Processing	43,000	1,873
Bank of New York Co., Inc.	34,000	1,148
Citigroup, Inc.	138,000	5,348
Fannie Mae	97,500	7,191
Fifth Third Bancorp	18,000	1,200
Franklin Resources, Inc.	31,500	1,343
Marsh & McLennan Cos., Inc.	36,500	3,526
Merrill Lynch & Co., Inc.	36,500	1,478
Wells Fargo & Co.	59,000	2,954

		36,387

Healthcare 22.7%
Abbott Laboratories	23,400	881
Amgen, Inc. (b)	113,000	4,732
Baxter International, Inc.	37,000	1,645
Cardinal Health, Inc.	65,500	4,022
Eli Lilly & Co.	69,500	3,920
Genentech, Inc. (b)	47,500	1,591
IDEC Pharmaceuticals Corp. (b)	7,600	269
Johnson & Johnson	117,000	6,114
MedImmune, Inc. (b)	34,500	911
Medtronic, Inc.	51,500	2,207
Pfizer, Inc.	439,000	15,365
Pharmacia Corp.	176,000	6,591
Schering-Plough Corp.	77,500	1,907
Teva Pharmaceutical Industries Ltd. SP—ADR	9,200	614
Wyeth	118,500	6,067

		56,836

Technology 10.1%
Cisco Systems, Inc. (b)	149,000	2,079
Dell Computer Corp. (b)	92,000	2,405
Electronic Data Systems Corp.	37,000	1,375
IBM Corp.	25,000	1,800
Intel Corp.	116,500	2,128
Maxim Integrated Products, Inc. (b)	39,000	1,495
Microsoft Corp. (b)	193,000	10,445
Oracle Corp. (b)	85,500	810
QUALCOMM, Inc. (b)	28,000	770
Siebel Systems, Inc. (b)	29,000	412
VERITAS Software Corp. (b)	80,500	1,593

		25,312

Transportation 2.2%
United Parcel Service, Inc.	88,500	5,465

Total Common Stocks(Cost $ 252,006)		224,661

SHORT-TERM INSTRUMENTS 4.5

	Principal Amount (000s)
Repurchase Agreement 4.5%
State Street Bank 1.550% due 07/01/2002(Dated 06/28/2002. Collateralized by Fannie Mae 4.750% due 03/15/2003 valued at $11,444. Repurchase proceeds are $11,220.)	$11,219	11,219

Total Short-Term Instruments (Cost $ 11,219)		11,219

Total Investments (a) 94.4% (Cost $ 263,225)		$235,880

Other Assets and Liabilities (Net) 5.6%		14,007

Net Assets 100.0%		$249,887

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $268,043 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$5,022
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(37,185)

Unrealized depreciation-net	$(32,163)

(b)	Non-income producing security.

See accompanying notes

38
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Tax-Managed Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.9%
Aerospace 1.6%
United Technologies Corp.	1,650	$112

Capital Goods 5.7%
General Electric Co.	7,875	229
Weatherford International Ltd. (b)	3,900	169

		398

Communications 1.6%
Nokia Oyj SP—ADR	2,900	42
Vodafone Group PLC SP—ADR	5,000	68

		110

Consumer Discretionary 3.4%
Costco Wholesale Corp.	2,000	77
Harley-Davidson, Inc.	1,650	85
The Home Depot, Inc.	2,100	77

		239

Consumer Services 1.6%
Viacom, Inc. (b)	2,475	110

Consumer Staples 18.6%
Anheuser-Busch Cos., Inc.	6,100	305
Colgate-Palmolive Co.	4,300	215
PepsiCo, Inc.	4,800	231
SYSCO Corp.	8,900	242
Walgreen Co.	7,800	301

		1,294

Energy 4.3%
BJ Services Co. (b)	2,100	71
BP PLC SP—ADR	4,500	227

		298

Financial & Business Services 18.5%
Accenture Ltd. (b)	7,300	139
Ambac Financial Group, Inc.	1,100	74
American International Group, Inc.	1,850	126
Automatic Data Processing	4,525	197
Federated Investors, Inc.	7,200	249
Freddie Mac	2,000	122
Marsh & McLennan Cos., Inc.	1,400	135
North Fork Bancorporation, Inc.	2,300	92
Willis Group Holdings Ltd. (b)	4,700	155

		1,289

Healthcare 23.2%
Amgen, Inc. (b)	3,200	134
Baxter International, Inc.	3,200	142
Genentech, Inc. (b)	2,100	70
International Flavors & Fragrances	5,500	179
Johnson & Johnson	2,425	127
Pfizer, Inc.	9,300	326
Pharmacia Corp.	6,500	243
Teva Pharmaceutical Industries Ltd. SP—ADR	2,275	152
Wyeth	4,800	246

		1,619

Technology 8.4%
Cisco Systems, Inc. (b)	4,700	66
Gentex Corp. (b)	3,000	82
Intel Corp.	4,800	88
Microsoft Corp. (b)	5,400	292
VERITAS Software Corp. (b)	3,000	59

		587

Transportation 2.0%
United Parcel Service, Inc.	2,300	142

Total Common Stocks (Cost $6,135)		6,198

SHORT-TERM INSTRUMENTS 11.9%
	Principal Amount (000s)
Repurchase Agreement 11.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 0.000% due 08/09/2002 valued at $848. Repurchase proceeds are $831.)	$831	$831

Total Short-Term Instruments (Cost $ 831)		831

Total Investments (a) 100.8% (Cost $ 6,966)		$7,029

Other Assets and Liabilities (Net) (0.8%)		(59)

Net Assets 100.0%		$6,970

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $7,488 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$412
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(871)

Unrealized depreciation-net		$(459)

(b) Non-income producing security.

See accompanying notes

39
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Mid-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.4%
Aerospace 0.5%
Alliant Techsystems, Inc. (b)	28,900	$1,844

Capital Goods 5.8%
American Standard Cos., Inc. (b)	77,300	5,805
Danaher Corp.	82,300	5,461
SPX Corp.	29,534	3,470
Weatherford International Ltd. (b)	136,500	5,897

		20,633

Communications 2.6%
Cox Radio, Inc. (b)	170,400	4,107
Entercom Communications Corp. (b)	111,600	5,122

		9,229

Consumer Discretionary 17.0%
AdvancePCS (b)	168,900	4,043
Bed, Bath & Beyond, Inc. (b)	22,333	843
Best Buy Co., Inc. (b)	76,584	2,780
CDW Computer Centers, Inc. (b)	115,000	5,383
Circuit City Stores	207,900	3,898
Coach, Inc. (b)	55,812	3,064
Dollar Tree Stores, Inc. (b)	150,870	5,946
Electronic Arts, Inc. (b)	120,600	7,966
Estee Lauder Cos.	23,788	837
Linens `n Things, Inc. (b)	97,750	3,207
Mattel, Inc.	108,700	2,291
Nike, Inc.	16,734	898
Outback Steakhouse, Inc. (b)	135,300	4,749
Starbucks Corp. (b)	214,900	5,340
TJX Companies., Inc.	209,153	4,101
Williams-Sonoma, Inc. (b)	156,769	4,806

		60,152

Consumer Services 5.8%
Hilton Hotels Corp.	420,100	5,839
Manpower, Inc.	134,800	4,954
Starwood Hotels & Resorts Worldwide, Inc.	236,575	7,781
Univision Communications, Inc. ‘A’ (b)	68,300	2,145

		20,719

Energy 9.1%
Anadarko Petroleum Corp.	88,000	4,338
BJ Services Co. (b)	120,000	4,066
EOG Resources, Inc.	138,500	5,498
Nabors Industries Ltd. (b)	136,700	5,147
Noble Corp. (b)	178,800	6,902
Patterson-UTI Energy, Inc. (b)	77,800	2,196
Smith International, Inc. (b)	59,300	4,044

		32,191

Financial & Business Services 11.4%
ARAMARK Corp. ‘B’ (b)	87,081	2,177
Charter One Financial, Inc.	109,200	3,754
City National Corp.	64,400	3,461
Concord EFS, Inc. (b)	101,100	3,047
Everest Re Group Ltd.	23,300	1,304
Federated Investors, Inc.	65,200	2,254
Fiserv, Inc. (b)	60,550	2,223
Franklin Resources, Inc.	130,700	5,573
Investors Financial Services Corp.	14,996	503
KPMG Consulting, Inc. (b)	192,000	2,853
Lamar Advertising Co. (b)	141,100	5,250
Perot Systems Corp. (b)	119,000	1,296
SLM Corp.	10,900	1,056
TCF Financial Corp.	48,000	2,357
Willis Group Holdings Ltd. (b)	91,600	3,015
XL Capital Ltd. ‘A’	2,480	210

		40,333

Healthcare 21.1%
AmerisourceBergen Corp.	70,800	5,381
Anthem, Inc. (b)	84,400	5,695
Biomet, Inc.	30,200	819
Biovail Corp. (b)	99,300	2,876
Boston Scientific Corp. (b)	137,516	4,032
Cephalon, Inc. (b)	90,200	4,077
Gilead Sciences, Inc. (b)	143,600	4,722
IDEC Pharmaceuticals Corp. (b)	168,500	5,973
International Flavors & Fragrances	26,176	850
King Pharmaceuticals, Inc. (b)	210,567	4,685
Laboratory Corp. of America Holdings (b)	117,200	5,350
MedImmune, Inc. (b)	35,434	935
Quest Diagnostics, Inc. (b)	37,509	3,228
St. Jude Medical, Inc. (b)	76,000	5,613
Stryker Corp.	68,000	3,639
Triad Hospitals, Inc. (b)	66,000	2,797
Universal Health Services, Inc. ‘B’ (b)	94,300	4,621
Varian Medical Systems, Inc. (b)	111,000	4,501
Wellpoint Health Networks, Inc. (b)	60,900	4,739
Zimmer Holdings, Inc. (b)	11,400	408

		74,941

Technology 22.0%
Affiliated Computer Services, Inc. ‘A’ (b)	119,700	5,683
Amdocs Ltd. (b)	72,000	544
Apple Computer, Inc. (b)	51,500	913
ASML Holding N.V. (b)	208,770	3,157
Emulex Corp. (b)	120,400	2,710
Extreme Networks, Inc. (b)	64,400	629
Flextronics International Ltd. (b)	84,100	600
Integrated Circuit Systems, Inc. (b)	185,900	3,753
Intersil Corp. (b)	216,300	4,624
Jabil Circuit, Inc. (b)	26,161	552
KLA-Tencor Corp. (b)	64,900	2,855
Marvell Technology Group Ltd. (b)	41,296	821
Mercury Interactive Corp. (b)	150,208	3,449
Microchip Technology, Inc. (b)	226,795	6,221
Molex, Inc.	124,100	3,404
Network Appliance, Inc. (b)	47,710	592
Network Associates, Inc. (b)	208,200	4,012
PeopleSoft, Inc. (b)	218,800	3,256
QLogic Corp. (b)	77,600	2,957
RF Micro Devices, Inc. (b)	173,700	1,309
Semtech Corp. (b)	195,830	5,229
SunGard Data Systems, Inc. (b)	62,298	1,650
Symantec Corp. (b)	126,000	4,139
The BISYS Group, Inc. (b)	185,500	6,177
THQ, Inc. (b)	139,525	4,161
UTStarcom, Inc. (b)	139,500	2,814
VERITAS Software Corp. (b)	86,500	1,712
Xilinx, Inc. (b)	14,518	326

		78,249

Transportation 3.1%
Expeditors International Washington, Inc.	194,200	6,440
Swift Transportation Co., Inc. (b)	196,000	4,567

		11,007

Total Investments (a) 98.4% (Cost $ 368,324)		$349,298

Other Assets and Liabilities (Net) 1.6%		5,686

Net Assets 100.0%		$354,984

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $377,449 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$19,730
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(47,881)

Unrealized depreciation-net	$(28,151)

(b) Non-income producing security.

See accompanying notes

40
PIMCO Funds Annual Report 6.30.02

PIMCO Schedule of Investments
RCM Small-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.8%
Aerospace 4.3%
Alliant Techsystems, Inc. (b)	3,450	$220
EDO Corp.	12,000	342
MTC Technologies, Inc. (b)	2,600	46
Veridian Corp. (b)	15,000	340

		948

Capital Goods 6.9%
AGCO Corp. (b)	10,500	205
Alliance Gaming Corp. (b)	12,500	153
Asyst Technologies, Inc. (b)	8,000	163
Flowserve Corp. (b)	8,000	238
Manufacturers’ Services Ltd. (b)	38,800	187
Microsemi Corp. (b)	10,800	71
Navistar International Corp. (b)	3,900	125
Timken Co.	7,500	167
Tower Automotive, Inc. (b)	15,000	209

		1,518

Communications 2.5%
Cumulus Media, Inc.—Class A (b)	10,000	138
Entercom Communications Corp. (b)	6,500	298
Overture Services, Inc. (b)	4,500	112

		548

Consumer Discretionary 17.9%
Aaron Rents, Inc.	6,700	160
Dial Corp.	15,000	300
Duane Reade, Inc. (b)	17,500	596
Hibbett Sporting Goods, Inc. (b)	15,000	381
Insight Enterprises, Inc. (b)	4,500	112
Linens `n Things, Inc. (b)	11,000	361
Northwest Airlines Corp. (b)	13,500	163
O’ Reilly Automotive, Inc. (b)	6,000	165
Pacific Sunwear of California (b)	8,400	186
PETCO Animal Supplies, Inc. (b)	2,200	55
Scholastic Corp. (b)	5,000	189
School Specialty, Inc. (b)	10,500	279
Sonic Automotive, Inc. (b)	14,000	360
Sonic Corp. (b)	13,000	408
Take Two Interactive Software (b)	10,500	216

		3,931

Consumer Services 4.0%
Education Management Corp. (b)	2,500	103
Fairmont Hotels & Resorts, Inc.	15,000	387
Four Seasons Hotels, Inc.	4,000	188
O’ Charley’s, Inc. (b)	8,000	202

		880

Consumer Staples 1.5%
Performance Food Group Co. (b)	10,000	339

Energy 6.3%
CAL Dive International, Inc. (b)	17,000	374
Horizon Offshore, Inc. (b)	24,600	208
National-Oilwell, Inc. (b)	15,900	335
Patterson-UTI Energy, Inc. (b)	11,000	311
Ultra Petroleum Corp. (b)	21,000	159

		1,387

Environmental Services 1.6%
Waste Connections, Inc. (b)	11,000	344

Financial & Business Services 21.5%
Advanced Marketing Services, Inc.	4,600	84
Affiliated Managers Group, Inc. (b)	5,000	307
Alliance Data Systems Corp. (b)	19,500	498
Arthur J. Gallagher & Co.	7,000	243
BankAtlantic Bancorp, Inc. ‘A’	17,500	217
Dime Community Bancshares, Inc.	8,000	182
Farmer Mac (b)	8,000	214
Fidelity National Information Solutions, Inc. (b)	10,000	240
Financial Federal Corp. (b)	6,500	215
FirstMerit Corp.	8,000	221
Greater Bay Bancorp	6,000	185
Hub International Limited	12,500	188
Kroll, Inc. (b)	8,000	168
Pacific Capital Bancorp	8,000	191
PartnerRe Ltd.	2,200	108
Per Se Technologies, Inc. (b)	11,100	102
PFF Bancorp, Inc.	6,000	230
Redwood Trust, Inc.	5,000	157
Rosyln Bancorp, Inc.	8,000	175
Scottish Annuity & Life Holdings, Ltd.	22,500	429
Sterling Bancshares, Inc.	11,900	176
Trustmark Corp.	8,000	204

		4,734

Healthcare 17.3%
Amylin Pharmaceuticals, Inc. (b)	15,000	164
Axcan Pharma, Inc. (b)	16,000	239
Conceptus, Inc. (b)	9,500	157
CTI Molecular Imaging, Inc. (b)	8,600	197
CV Therapeutics, Inc. (b)	1,100	20
D&K Healthcare Resources, Inc.	4,000	141
Henry Schein, Inc. (b)	5,000	223
Humana, Inc. (b)	17,000	266
Kyphon, Inc. (b)	7,900	115
LifePoint Hospitals, Inc. (b)	4,500	163
Med-Design Corp. (b)	13,000	168
Neurocrine Biosciences, Inc. (b)	5,500	158
OSI Pharmaceuticals, Inc. (b)	4,500	108
Province Healthcare Co. (b)	10,000	224
Renal Care Group, Inc. (b)	17,000	530
Therasense, Inc. (b)	6,000	111
Transkaryotic Therapies, Inc. (b)	3,500	126
Triad Hospitals, Inc. (b)	6,000	254
Varian Medical Systems, Inc. (b)	4,800	195
VCA Antech, Inc. (b)	16,000	254

		3,813

Materials & Processing 3.0%
Liquidmetal Technologies (b)	8,000	94
Olin Corp.	16,000	354
RPM, Inc.	13,500	206

		654

Technology 11.4%
Actel Corp. (b)	5,000	105
Artisan Components, Inc. (b)	21,500	194
Benchmark Electronics, Inc. (b)	2,500	73
Caci International, Inc. (b)	3,000	115
ChoicePoint, Inc. (b)	6,000	273
Concurrent Computer Corp. (b)	22,500	105
Cymer, Inc. (b)	2,250	83
Integrated Circuit Systems, Inc. (b)	10,000	202
Inter-Tel, Inc.	3,400	59
ManTech International Corp. (b)	6,000	144
NetIQ Corp. (b)	9,000	204
Plexus Corp. (b)	5,000	90
Semtech Corp. (b)	6,000	160
THQ, Inc. (b)	13,500	403
UTStarcom, Inc. (b)	15,000	303

		2,513

Transportation 0.6%
Railamerica, Inc. (b)	12,500	135

Total Investments (a) 98.8% (Cost $21,971)		$21,744

Other Assets and Liabilities (Net) 1.2%		254

Net Assets 100.0%		$21,998

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $22,607 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$1,669

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(2,532)

Unrealized depreciation-net		$(863)

(b) Non-income producing security.

41
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Small-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.0%
Aerospace 2.2%
EDO Corp.	8,000	$228
MTC Technologies, Inc. (b)	2,900	53

		281

Building 0.7%
Boral, Inc. Ltd. (b)	45,000	95

Capital Goods 6.3%
Asyst Technologies, Inc. (b)	4,500	92
Dura Automotive Systems, Inc. (b)	7,400	154
Manufacturers’ Services Ltd. (b)	25,000	121
Microsemi Corp. (b)	7,000	46
Saurer AG	6,800	201
Tower Automotive, Inc. (b)	8,000	112
Tubos de Acero de Mexico SA	9,000	83

		809

Communications 2.6%
Entercom Communications Corp. (b)	3,500	161
SKY Perfect Communications, Inc. (b)	179	176

		337

Consumer Discretionary 15.3%
Bandai Co. Ltd.	5,500	196
Daidoh Ltd.	34,000	157
DHB Industries, Inc. (b)	22,500	91
Duane Reade, Inc. (b)	3,400	116
Grupo Industrial Saltillo SA	37,500	65
Hankyu Department Stores, Inc.	24,000	183
Hibbett Sporting Goods, Inc. (b)	4,000	102
Homestyle Group PLC (b)	22,147	102
KOSE Corp. (b)	60	2
Merloni Elettrodomestici SpA	22,500	246
Pacific Sunwear of California (b)	6,000	133
Puma AG Rudolf Dassler Sport	2,100	152
Sonic Automotive, Inc. (b)	4,500	116
Take Two Interactive Software (b)	9,000	185
Xebio Co. Ltd.	7,000	117

		1,963

Consumer Services 9.5%
Aegis Group PLC	67,000	92
Benihana, Inc. (b)	8,200	154
Cheil Communication, Inc.	1,600	168
Choice Hotels International, Inc. (b)	7,000	140
Fairmont Hotels & Resorts, Inc.	9,000	232
Securicor PLC (b)	120,000	217
The Goodwill Group, Inc. (b)	30	102
Venture Link Co. Ltd.	8,300	116

		1,221

Consumer Staples 0.8%
Davide Campari-Milano SpA (b)	3,200	106

Energy 6.9%
CAL Dive International, Inc. (b)	5,300	117
Grey Wolf, Inc. (b)	40,000	162
Horizon Offshore, Inc. (b)	11,300	95
National-Oilwell, Inc. (b)	6,000	126
Patterson-UTI Energy, Inc. (b)	6,000	169
Smedvig ASA	12,500	80
Unit Corp. (b)	8,000	139

		888

Environmental Services 1.5%
Waste Connections, Inc. (b)	6,100	191

Financial & Business Services 9.7%
Alliance Data Systems Corp. (b)	6,000	153
AWD Holding AG	7,000	164
Daishin Securities Co.	6,000	93
Fidelity National Information Solutions, Inc. (b)	6,600	158
Office Building Fund of Japan, Inc.	30	139
Per Se Technologies, Inc. (b)	7,000	64
PFF Bancorp, Inc.	3,000	115
Prosperity Bancshares, Inc.	6,600	120
Scottish Annuity & Life Holdings, Ltd.	7,000	134
Trustmark Corp.	4,000	102

		1,242

Healthcare 12.8%
American Pharmaceutical Partners, Inc. (b)	10,000	124
Amylin Pharmaceuticals, Inc. (b)	12,500	137
Axcan Pharma, Inc. (b)	15,000	224
CV Therapeutics, Inc. (b)	3,000	56
Getinge AB, B Shares	3,400	66
LifePoint Hospitals, Inc. (b)	3,600	131
Neurocrine Biosciences, Inc. (b)	2,200	63
Recordati SpA	8,000	216
Renal Care Group, Inc. (b)	8,200	255
Therasense, Inc. (b)	5,900	109
Transkaryotic Therapies, Inc. (b)	2,000	72
Triad Hospitals, Inc. (b)	4,500	191

		1,644

Materials & Processing 6.8%
Ball Corp.	3,000	124
Newcrest Mining Ltd. (b)	22,000	94
Nippon Shokubai Co. Ltd. (b)	35,000	176
Omnova Solutions, Inc.	22,500	189
Silgan Holdings, Inc. (b)	4,300	174
Toppan Forms Co. Ltd.	7,000	118

		875

Technology 19.6%
Actuate Corp. (b)	13,000	59
Advanced Energy Industries (b)	3,500	77
Artisan Components, Inc. (b)	20,000	180
Business Objects SA SP—ADR (b)	3,500	98
Capcom Co. Ltd.	6,200	160
Citizen Electronics Co. Ltd.	2,000	167
Companie Generale de Geophysique SA (b)	2,600	88
Concurrent Computer Corp. (b)	17,500	81
Game Group PLC	125,000	233
Imagis Technologies, Inc. (b)	30,000	39
Integrated Circuit Systems, Inc. (b)	5,300	107
Intralot SA (b)	7,000	137
KEC Corp.	4,000	155
Logitech International SA (b)	3,000	141
MACNICA, Inc.	4,000	124
PKL Corp. (b)	2,650	104
Tandberg ASA (b)	21,800	256
TCL International Holdings Ltd.	330,000	92
Teleplan International NV (b)	16,000	96
UTStarcom, Inc. (b)	6,000	121

		2,515

Transportation 2.7%
Go-Ahead Group PLC	4,900	49
Railamerica, Inc. (b)	14,000	151
Swift Transportation Co., Inc. (b)	6,000	140

		340

Utilities 0.6%
Demasz Rt.	2,036	81

Total Common Stocks (Cost $12,396)		12,588

SHORT-TERM INSTRUMENTS 1.3%
	Principal Amount (000s)
Repurchase Agreement 1.3%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 6.000% due 05/15/2011 valued at $174. Repurchase proceeds are $170.)	$170	170

Total Short-Term Instruments (Cost $170)		170

Total Investments (a) 99.3% (Cost $12,566)		$12,758

Other Assets and Liabilities (Net) 0.7%		86

Net Assets 100.0%		$12,844

See accompanying notes

42
PIMCO Funds Annual Report 6.30.02

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $12,687 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$1,239
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(1,168)

Unrealized appreciation-net	$71

(b) Non-income producing security.

See accompanying notes

43
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Technology Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 84.9%
Aerospace 5.0%
Alliant Techsystems, Inc. (c)	48,445	$3,091
Lockheed Martin Corp.	55,760	3,875
Northrop Grumman Corp. (c)	23,440	2,930
Raytheon Co.	83,670	3,410

		13,306

Capital Goods 1.4%
Hirose Electric Co., Ltd.	43,600	3,801

Communications 3.0%
Overture Services, Inc. (c)	150,160	3,751
TMP Worldwide, Inc. (c)	50,410	1,084
WebEx Communications, Inc. (c)	200,500	3,188

		8,023

Consumer Discretionary 3.4%
Amazon.com, Inc. (c)	79,500	1,292
CDW Computer Centers, Inc. (c)	61,760	2,891
Electronic Arts, Inc. (c)	2,500	165
Insight Enterprises, Inc. (c)	186,420	4,696

		9,044

Consumer Services 5.8%
eBay, Inc. (c)	205,350	12,654
Hewitt Associates, Inc. (c)	71,400	1,664
Hotels.com (c)	29,160	1,231

		15,549

Financial & Business Services 3.5%
Accenture Ltd. (c)	22,490	427
Automatic Data Processing, Inc.	1,600	70
Concord EFS, Inc. (c)	111,890	3,372
First Data Corp.	148,380	5,520
Paychex, Inc.	2,000	63

		9,452

Healthcare 1.7%
Gilead Sciences, Inc. (c)	135,440	4,453

Technology 61.1%
Affiliated Computer Services, Inc. ‘A’ (c)	189,330	8,989
Apple Computer, Inc. (c)	15,000	266
ASE Test Ltd. (c)	157,730	1,530
ASM International NV (c)	47,140	814
ASML Holding N.V. (c)	10,800	163
Atmel Corp. (c)	343,340	2,149
Brocade Communications Systems, Inc. (c)	172,770	3,020
Check Point Software Technologies Ltd. (c)	15,780	214
CIENA Corp. (c)	64,880	272
Cisco Systems, Inc. (c)	534,150	7,451
Computer Sciences Corp. (c)	81,540	3,898
Concurrent Computer Corp. (c)	27,500	128
Dell Computer Corp. (c)	215,930	5,644
Documentum, Inc. (c)	119,940	1,439
Electronic Data Systems Corp.	6,600	245
Emulex Corp. (c)	97,890	2,204
Expedia, Inc. (c)	84,580	5,015
Extreme Networks, Inc. (c)	502,620	4,911
Hewlett-Packard Co.	229,940	3,513
IBM Corp.	5,000	360
Infosys Technologies Ltd. SP—ADR	87,790	4,495
Integrated Circuit Systems, Inc. (c)	180,970	3,654
Intuit, Inc. (c)	133,700	6,648
KLA-Tencor Corp. (c)	3,900	172
L-3 Communications Holdings, Inc. (c)	45,700	2,468
Logitech International S.A. (c)	35,160	1,631
Marvell Technology Group Ltd. (c)	14,205	283
Maxim Integrated Products, Inc. (c)	49,550	1,899
McData Corp. ‘A’ (c)	16,000	141
Mercury Interactive Corp. (c)	166,530	3,824
Microchip Technology, Inc. (c)	56,695	1,555
Micron Technology, Inc. (c)	82,030	1,659
Microsoft Corp. (c)	197,460	10,687
Misys PLC	1,009,780	3,726
Motorola, Inc.	26,500	382
Murata Manufacturing Co. Ltd.	4,000	257
NetIQ Corp. (c)	81,810	1,851
Network Associates, Inc. (c)	131,290	2,530
Nvidia Corp. (c)	2,400	41
Oracle Corp. (c)	75,000	710
PeopleSoft, Inc. (c)	5,500	82
QLogic Corp. (c)	59,350	2,261
QUALCOMM, Inc. (c)	44,570	1,225
Red Hat, Inc. (c)	451,870	2,652
RF Micro Devices, Inc. (c)	70,980	541
Rohm Co.	13,260	1,979
Samsung Electronics Ltd. SP—GDR	35,560	4,882
SAP AG	5,390	131
Semtech Corp. (c)	8,740	233
Siebel Systems, Inc. (c)	17,920	255
Softbank Corp.	312,000	4,331
STMicroelectronics NV	203,940	4,962
SunGard Data Systems, Inc. (c)	84,480	2,237
Symantec Corp. (c)	81,280	2,670
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (c)	385,419	5,010
Texas Instruments, Inc.	40,020	948
The BISYS Group, Inc. (c)	104,750	3,488
Tokyo Electron Ltd.	3,500	228
Unisys Corp. (c)	87,160	784
United Microelectronics Corp. SP—ADR (c)	510,700	3,754
UTStarcom, Inc. (c)	394,470	7,956
VERITAS Software Corp. (c)	64,880	1,284
Xilinx, Inc. (c)	102,850	2,307
Yahoo Japan Corp. (c)	301	6,479
Yahoo!, Inc. (c)	116,930	1,726

		163,243

Total Common Stocks (Cost $ 228,215)		226,871

SHORT-TERM INSTRUMENTS-17.6%
	Principal Amount (000s)
Repurchase Agreement 17.6%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 1.690% due 12/29/2003 valued at $47,951. Repurchase proceeds are $47,016.)	$47,010	47,010

Total Short-Term Instruments (Cost $47,010)		47,010

Total Investments (a) 102.5% (Cost $275,225)		$273,881

Written Options (b) (0.7%)		(1,849)
(Premiums $1,721)

Other Assets and Liabilities (Net) (1.8%)		(4,717)

Net Assets 100.0%		$267,315

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $288,592 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$18,918
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(33,629)

Unrealized depreciation-net	$(14,711)

See accompanying notes

44
PIMCO Funds Annual Report 6.30.02

(b) Premiums received on written options:

Type	# of Contracts	Premium	Value
Call—OTC L 3 Communications Holding Corp. Strike @ 65.000 Exp. 10/19/2002	145	$54	$28
Call—CBOE Alliant Techsystems, Inc. Strike @ 73.375 Exp. 08/17/2002	270	103	101
Call—AMEX Gilead Sciences Inc. Strike @ 40.000 Exp. 08/17/2002	1,354	208	108
Call—AMEX L 3 Communications Holding Corp. Strike @ 65.000 Exp. 07/20/2002	312	72	4
Call—AMEX Overture Services, Inc. Strike @ 25.000 Exp. 08/17/2002	819	145	221
Call—AMEX Raytheon Co. Strike @ 45.000 Exp. 11/16/2002	712	186	121
Put—AMEX Marvell Technology Group Ltd. Strike @ 32.500 Exp. 08/17/2002	900	420	1,139
Put—AMEX Overture Services, Inc. Strike @ 17.500 Exp. 08/17/2002	2,030	533	127

		$1,721	$1,849

(c) Non-income producing security.

See accompanying notes

45
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.3%
Aerospace 5.4%
BAE Systems PLC	4,225	$22
General Dynamics Corp.	100	11
Lockheed Martin Corp.	340	24

		57

Banking & Finance 3.7%
Barclays PLC	2,080	17
Kookmin Bank	220	11
UBS AG (b)	220	11

		39

Building 2.3%
Lafarge SA	240	24

Capital Goods 7.3%
American Standard Cos., Inc. (b)	220	16
Carter Holt Harvey Ltd.	10,850	10
GKN PLC	3,400	16
Samsung Heavy Industries (b)	6,300	23
SMC Corp.	100	12

		77

Communications 1.6%
KT Corp. SP—ADR	780	17

Consumer Discretionary 7.5%
Adidas-Salomon AG	140	11
Coach, Inc. (b)	435	24
Estee Lauder Cos.	630	22
Gucci Group	115	11
Office Depot, Inc. (b)	630	11

		79

Consumer Services 4.3%
Group 4 Falck AS	700	24
Starwood Hotels & Resorts Worldwide, Inc.	630	21

		45

Consumer Staples 4.4%
Procter & Gamble Co.	225	20
Reckitt Benckiser PLC	1,450	26

		46

Energy 6.9%
CNOOC Ltd.	8,000	11
Nabors Industries Ltd. (b)	680	24
Noble Corp. (b)	640	25
TotalFinaElf SA (b)	85	13

		73

Financial & Business Services 15.2%
Capital One Financial Corp.	385	23
China Resources Enterprise Ltd.	18,000	21
Fifth Third Bancorp	265	18
First Data Corp.	550	20
Lehman Brothers Holdings, Inc.	355	22
Nomura Securities Co. Ltd.	1,000	15
Orix Corp.	100	8
U.S. Bancorp	910	21
Willis Group Holdings Ltd. (b)	380	12

		160

Healthcare 18.7%
Anthem, Inc. (b)	345	23
Forest Laboratories, Inc. (b)	145	10
HCA, Inc.	470	22
International Flavors & Fragrances	650	21
King Pharmaceuticals, Inc. (b)	800	18
MedImmune, Inc. (b)	530	14
Medtronic, Inc.	120	5
Pfizer, Inc.	880	31
Pharmacia Corp.	490	18
Schering AG	195	12
Shoppers Drug Mart Corp.	1,400	23

		197

Materials & Processing 6.8%
Alcan, Inc.	285	11
BHP Billiton Ltd.	1,996	12
BHP Billiton PLC	1,440	8
Newmont Mining Corp.	730	19
Weyerhaeuser Co.	330	21

		71

Technology 13.4%
Apple Computer, Inc. (b)	910	16
Kyocera Corp.	200	15
Microsoft Corp. (b)	680	37
Motorola, Inc.	1,150	17
Murata Manufacturing Co. Ltd.	200	13
Sony Corp.	400	21
THQ, Inc. (b)	725	22

		141

Transportation 0.8%
Cathay Pacific Airways Ltd.	5,000	8

Total Common Stocks		1,034

(Cost $1,030)

SHORT-TERM INSTRUMENTS 3.5%
	Principal Amount (000s)
Repurchase Agreement 3.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 2.750% due 06/13/2003 valued at $40. Repurchase proceeds are $37.)	$37	37

Total Short-Term Instruments (Cost $37)		37

Total Investments (a) 101.8%		$1,071
(Cost $1,067)
Other Assets and Liabilities (Net) (1.8%)		(19)

Net Assets 100.0%		$1,052

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,074 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$37
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(40)

Unrealized depreciation-net		$(3)

(b) Non-income producing security.

See accompanying notes

46
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM International Growth Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.8%
Australia 2.7%
BHP Billiton Ltd.	265,710	$1,541
National Australia Bank Ltd.	46,072	918
Westpac Banking Corp. Ltd.	136,000	1,244

		3,703

Belgium 0.9%
Interbrew	44,310	1,270

Bermuda 0.7%
Accenture Ltd. (b)	53,980	1,026

Brazil 0.6%
Companhia Vale do Rio Doce SP—ADR (b)	32,410	897

Canada 1.0%
Alcan, Inc.	21,100	792
Loblaw Cos. Ltd.	14,770	608

		1,400

China 3.4%
Cathay Pacific Airways Ltd.	844,000	1,293
China Mobile (Hong Kong) Ltd. (b)	411,000	1,215
CNOOC Ltd.	1,369,000	1,834
Sun Hung Kai Properties	49,000	372

		4,714

Denmark 0.6%
Vestas Wind Systems	32,500	880

Finland 1.2%
Nokia Corp.	84,600	1,236
Nokia Oyj SP—ADR	35,000	507

		1,743

France 11.2%
Aventis SA	38,177	2,700
BNP Paribas SA	61,698	3,406
Carrefour SA	4,800	259
Lafarge SA	5,163	514
L’Oreal SA	14,770	1,150
Sanofi-Synthelabo SA	25,320	1,538
Technip-Coflexip SA	14,930	1,569
TotalFinaElf SA (b)	18,572	3,010
Vinci	12,660	857
Vivendi Environnement	18,443	568

		15,571

Germany 8.1%
Adidas-Salomon AG	8,440	692
Altana AG	25,770	1,396
Bayerische Motoren Werke AG	39,940	1,619
Deutsche Lufthansa AG	103,310	1,466
Muenchener Rueckversicherungs—Gesellschaft AG	9,695	2,294
SAP AG	11,755	1,150
SAP AG—ADR	15,000	364
Schering AG	35,130	2,209

		11,190

Ireland 0.3%
CRH PLC	29,137	487

Israel 1.0%
Teva Pharmaceutical Industries Ltd. SP—ADR	21,100	1,409

Italy 4.2%
Alleanza Assicurazioni	71,950	689
Eni SpA (b)	232,559	3,691
Telecom Italia Mobile SpA	143,428	587
Telecom Italia SpA	58,759	459
Telecom Italia SpA—RNC	71,600	379

		5,805

Japan 22.6%
Bridgestone Corp.	139,000	1,913
Credit Saison Co. Ltd.	84,300	2,001
Fuji Photo Film Co.	83,000	2,680
Hokuto Corp.	24	1
Honda Motor Co. Ltd.	46,400	1,881
Kyocera Corp.	25,000	1,825
Mabuchi Motor Co. Ltd.	10,900	1,074
Marui Co. Ltd.	122,500	1,552
Millea Holdings, Inc.	46	378
Minebea Co. Ltd.	206,000	1,210
Murata Manufacturing Co. Ltd.	31,000	1,991
Nomura Holdings, Inc.	106,000	1,556
NTT DoCoMo, Inc.	180	443
Orix Corp.	17,200	1,388
Ricoh Co. Ltd.	74,000	1,281
Secom	8,500	417
SMC Corp.	8,500	1,005
Sony Corp.	39,600	2,091
Tokyo Broadcasting System, Inc.	68,000	1,523
Tokyo Electron Ltd.	10,000	652
Toppan Printing Co. Ltd.	167,000	1,736
Toyota Motor Corp.	49,500	1,313
West Japan Railway Co.	353	1,425

		31,336

Mexico 0.6%
Cemex SA de CV SP—ADR	32,005	844

Netherlands 1.6%
ING Groep NV (b)	53,385	1,368
Unilever NV	13,160	860

		2,228

Portugal 1.0%
Portugal Telecom SA	188,640	1,330

Singapore 0.8%
DBS Group Holdings Ltd.	163,990	1,151

South Korea 5.3%
Kookmin Bank	32,690	1,587
Kookmin Bank SP—ADR	11,400	560
KT Corp.	2,000	80
KT Corp. SP—ADR	63,310	1,371
POSCO	5,000	136
Samsung Display Devices Co.	11,260	872
Samsung Electronics Co. Ltd.	10,110	2,765

		7,371

Spain 0.8%
Banco Bilbao Vizcaya Argentaria SA	34,139	385
Banco Popular Espanol SA	17,500	772

		1,157

Sweden 1.1%
Skandinaviska Enskilda Banken	143,490	1,503

Switzerland 7.4%
Adecco SA	18,990	1,126
Converium Holding AG	20,160	1,039
Credit Suisse Group	49,800	1,578
Nestle SA	10,420	2,424
STMicroelectronics NV	90	2
STMicroelectronics NV—NY	1,486	36
Swisscom AG	5,701	1,655
UBS AG (b)	47,349	2,376

		10,236

Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (b)	102,641	1,334

United Kingdom 19.7%
AstraZeneca PLC	39,387	1,631
AstraZeneca PLC SP—ADR	1,426	58
Barclays PLC	234,740	1,976
BHP Billiton PLC	136,009	741
BP PLC	276,046	2,319
British Sky Broadcasting Group PLC (b)	154,460	1,481
Capita Group	168,820	803
Compass Group PLC	228,710	1,388
Diageo PLC	107,200	1,393
Dixons Group PLC	525,864	1,533
GlaxoSmithKline PLC	65,165	1,409
Man Group PLC	74,540	1,171

See accompanying notes

47
6.30.02 PIMCO Funds Annual Report

PIMCO Schedule of Investments (Cont.)
RCM International Growth Equity Fund
June 30, 2002

	Shares	Value (000s)
Rank Group PLC	175,000	$714
Reckitt Benckiser PLC	151,600	2,721
Rio Tinto PLC	67,950	1,246
Royal Bank of Scotland Group PLC	90,320	2,561
Tesco PLC	459,203	1,670
Vodafone Group PLC	972,834	1,335
Vodafone Group PLC SP—ADR	22,000	300
WPP Group PLC	105,510	891

		27,341

Total Common Stocks (Cost $139,980)		135,926

SHORT-TERM INSTRUMENTS 1.9%
	Principal Amount (000s)
Repurchase Agreement 1.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.330% due 08/07/2003 valued at $2,650. Repurchase proceeds are $2,597.)	$2,597	2,597

Total Short-Term Instruments (Cost $2,597)		2,597

Total Investments (a) 99.7% (Cost $142,577)		$138,523
Other Assets and Liabilities (Net) 0.3%		396

Net Assets 100.0%		$138,919

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $148,945 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$4,582

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(15,004)

Unrealized depreciation-net		$(10,422)

(b) Non-income producing security.

See accompanying notes

48
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Emerging Markets Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.3%
Brazil 8.2%
Aracruz Celulose SA—SP ADR	5,000	$100
Companhia de Bebidas das Americas SP—ADR	8,300	129
Companhia Paranaense de Energia-Copel SP—ADR	12,500	51
Companhia Vale do Rio Doce SP—ADR (b)	10,500	291
Petroleo Brasileiro SA	3,000	52
Tele Centro Oeste Celular Participacoes SA SP—ADR	15,000	66
Tele Norte Leste Participacoes SA SP—ADR	4,000	40

		729

Chile 0.9%
Banco Santander Chile SP—ADR	2,900	38
Compania de Telecomunicaciones de Chile SA SP—ADR	3,500	43

		81

China 7.2%
China Mobile (Hong Kong) Ltd. (b)	38,000	112
China Mobile (Hong Kong) Ltd. SP—ADR (b)	11,500	168
China Resources Enterprise Ltd. (b)	100,000	117
Huaneng Power International, Inc.	72,000	59
TCL International Holdings Ltd.	660,000	184

		640

Czech Republic 0.8%
Komercni Banka AS (b)	1,400	72

Hungary 5.6%
Demasz Rt.	4,091	162
Gedeon Richter Rt.	1,800	103
OTP Bank Rt.	29,000	228

		493

India 6.4%
Cipla Ltd. (b)	3,950	76
Dr. Reddy’s Laboratories Ltd.	3,700	72
Gujarat Ambuja Cements Ltd. (b)	21,500	90
Housing Development Finance Corp. Ltd. (b)	4,500	60
Infosys Technology Ltd. (b)	2,400	161
Ranbaxy Laboratories Ltd. (b)	6,000	108

		567

Israel 2.0%
Check Point Software Technologies Ltd. (b)	2,400	33
Teva Pharmaceutical Industries Ltd. SP—ADR	2,200	147

		180

Malaysia 1.9%
Gamuda Bhd.	50,000	82
Tenaga Nasional Bhd.	32,000	84

		166

Mexico 10.7%
America Movil SA de CV (b)	2,500	33
Cemex SA de CV SP—ADR	10,014	264
Grupo Financiero BBVA Bancomer, SA de CV ‘O’ (b)	230,000	188
Grupo Modelo SA de CV ‘C’	18,000	42
Telefonos de Mexico SA de CV SP—ADR	8,500	273
Wal-Mart de Mexico SA de CV ‘V’	55,500	150

		950

Peru 1.3%
Compania de Minas Buenaventura SAu SP—ADR	4,475	115

Poland 0.9%
Bank Polska Kasa Opieki SA (b)	3,500	80

Russia 3.4%
Mobile Telesystems SP—ADR	5,920	179
Surgutneftegaz SP—ADR	6,200	121

		300

South Africa 11.7%
Anglo American Platinum Corp. Ltd.	1,900	74
Anglo American PLC	17,200	285
AngloGold Ltd.	1,000	53
Impala Platinum Holdings Ltd.	3,870	213
Johnnic Holdings Ltd.	9,000	36
Nedcor Ltd.	12,025	136
Sasol Ltd.	10,800	115
Standard Bank Group Ltd. (b)	40,500	125

		1,037

South Korea 18.9%
Korea Electric Power Corp.	4,800	88
KT Corp.	1,300	52
KT Corp. SP—ADR	6,500	141
POSCO	900	100
Samsung Electronics Co. Ltd.	2,600	711
Samsung Securities Co., Ltd. (b)	3,000	86
Shinhan Financial Group Co., Ltd. (b)	16,400	232
SK Telecom Co., Ltd. SP—ADR	10,600	263

		1,673

Taiwan 14.5%
ASE Test Ltd. (b)	1,500,000	205
AU Optronics Corp. (b)	80,000	75
Compal Electronics, Inc. (b)	54,750	53
Delta Electronics, Inc.	123,050	166
President Chain Store Corp.	63,000	118
Quanta Computer, Inc.	31,000	87
Siliconware Precision Industries Co. (b)	75,000	53
Taiwan Secom	90,000	83
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	143,704	292
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (b)	11,550	150

		1,282

Thailand 1.9%
Advanced Info. Service Public Co. Ltd.	170,000	164

Total Investments (a) 96.3%		$8,529
(Cost $8,493)
Other Assets and Liabilities (Net) 3.7%		327

Net Assets 100.0%		$8,856

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $8,850 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$670
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(991)

Unrealized depreciation-net		$(321)

(b)	Non-income producing security

49
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Europe Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.0%
Belgium 1.5%
Interbrew	14,450	$414

Denmark 1.2%
Vestas Wind Systems	12,725	345

Finland 1.0%
Nokia Oyj SP—ADR	19,925	289

France 17.3%
Aventis SA	7,660	542
BNP Paribas SA	20,525	1,133
L’Oreal SA	6,470	504
Pernod Ricard	3,150	308
Sanofi-Synthelabo SA	7,220	438
Technip-Coflexip SA	5,465	574
TotalFinaElf SA	4,240	687
Vinci	9,000	609

		4,795

Germany 19.7%
Adidas-Salomon AG	12,950	1,062
Altana AG	13,625	738
Bayerische Motoren Werke AG	11,720	475
Deutsche Lufthansa AG	38,940	553
Infineon Technologies AG—ADR	11,770	182
Marschollek, Lautenschlaeger und Partner AG	4,670	145
Muenchener Rueckversicherungs—Gesellschaft AG	2,930	693
SAP AG	19,030	462
Schering AG	17,800	1,119

		5,429

Greece 1.3%
Hellenic Telecommunications Organization SA (OTE)	22,200	350

Italy 7.6%
Alleanza Assicurazioni	26,070	250
Eni SpA (b)	43,600	692
Recordati SpA	26,200	708
Saipem	61,000	438

		2,088

Netherlands 0.9%
ING Groep NV (b)	9,380	240

Norway 1.3%
Tandberg ASA (b)	31,000	365

Portugal 1.8%
Portugal Telecom SA (b)	71,400	503

Spain 1.6%
Banco Popular Espanol SA	10,000	441

Sweden 2.1%
Skandinaviska Enskilda Banken	56,290	590

Switzerland 13.2%
Adecco SA (b)	9,975	591
Converium Holding AG	5,125	264
Credit Suisse Group	16,880	535
Logitech International S.A. (b)	12,020	558
Nestle SA	1,586	369
STMicroelectronics NV—NY	12,970	316
Swisscom AG	1,510	438
UBS AG (b)	11,720	588

		3,659

United Kingdom 28.5%
AstraZeneca PLC SP—ADR	8,170	335
Barclays PLC	88,860	748
British Sky Broadcasting Group PLC (b)	60,535	581
Capita Group	68,260	325
Compass Group PLC	95,000	576
Diageo PLC	41,375	537
Dixons Group PLC	204,550	596
Man Group PLC	43,755	687
Rank Group PLC	103,500	422
Reckitt Benckiser PLC	55,475	996
Rio Tinto PLC	28,690	526
Royal Bank of Scotland Group PLC	27,375	776
Vodafone Group PLC	277,368	381
WPP Group PLC	47,200	399

		7,885

Total Common Stocks (Cost $27,843)		27,393

SHORT-TERM INSTRUMENTS 6.2%
	Principal Amount (000s)
Repurchase Agreement 6.2%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.150% due 08/28/2003 valued at $1,750. Repurchase proceeds are $1,714.)	$1,714	1,714

Total Short-Term Instruments (Cost $1,714)		1,714

Total Investments (a) 105.2% (Cost $29,557)		$29,107
Other Assets and Liabilities (Net) (5.2%)		(1,442)

Net Assets 100.0%		$27,665

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $31,200 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$1,452
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(3,545)

Unrealized depreciation—net		$(2,093)

(b) Non-income producing security.

See accompanying notes

50
PIMCO Funds Annual Report 6.30.02

Notes to Financial Statements
June 30, 2002

1.    Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors now serves as the Funds’ investment adviser while Dresdner RCM continues to be responsible for the Funds’ day-to-day investment decisions as a subadvisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.    Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income.    Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency.    Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders.    Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations.    Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes.    Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends.    Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Large-Cap Growth Fund—$9,377; RCM Tax-Managed Growth Fund—$913; RCM Small-Cap Fund—$67; RCM Global Small-Cap Fund—$9,685; RCM Global Technology Fund—$24,336; RCM Global Equity Fund—$505; RCM International Growth Equity Fund—$222,732; RCM Emerging Markets Fund—$17,643; and RCM Europe—$45,851.

51
6.30.02 PIMCO Funds Annual Report

Notes to Financial Statements (Cont.)
June 30, 2002

Futures and Options.    Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Forward Currency Transactions.    Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains (losses) are recorded. Realized gains (losses) are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements.    Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions.    Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3.    Fees, Expenses, and Related Party Transactions

Investment Advisory Fee.    Allianz Dresdner Asset Management of America L.P. (“PIMCO Advisors”) serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Funds; 0.72% for the RCM Small-Cap Fund; 0.80% for the RCM Europe Fund; 0.85% for the RCM Global Equity Fund; 0.95% for the Global Technology Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds. Dresdner RCM Global Investors LLC is the sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by PIMCO Advisors are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee.    Allianz Dresdner Asset Management of America L.P. provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Equity, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.45% for RCM Biotechnology Fund; 0.50% for the RCM Large-Cap Growth and Tax-Managed Growth Funds; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the RCM Global Equity and RCM Global Small-Cap Funds; 0.70% for the RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.75% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.80% for the RCM Global Technology Fund; 0.85% for the RCM Global Equity Fund; and 0.95% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds.
52
PIMCO Funds Annual Report 6.30.02

Redemption Fees.    Effective June 10, 2002, investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange. The Redemption Fees may be waived for certain categories of investors, as described below. The Redemption Fee rate varies by Fund. The Funds’ Redemption Fee rates are as follows:

Funds	Rate
RCM Global Small-Cap, RCM Global Technology, RCM GlobalEquity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs and are not paid to or retained by PIMCO Advisors, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Management Fees.    Prior to February 1, 2002, the Funds paid the investment management fees to Dresdner RCM monthly. The annual management fees paid by the Funds were based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM had voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

Fund Name	Flat Rate	First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps
RCM Large-Cap Fund Institutional Class	—	0.70%	0.65%	0.60%	0.75%
RCM Large-Cap Fund Class D	—	0.70%	0.65%	0.60%	1.00%
RCM Tax-Managed Growth Fund Institutional Class	—	0.75%	0.70%	0.65%	1.25%
RCM Tax-Managed Growth Fund Class D	—	0.75%	0.70%	0.65%	1.50%
RCM Mid-Cap Fund Institutional Class	0.75%	—	—	—	0.77%
RCM Mid-Cap Fund Class D	0.75%	—	—	—	1.02%
RCM Small-Cap Fund Institutional Class	1.00%	—	—	—	1.02%
RCM Biotechnology Class D	—	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund Institutional Class	—	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund Class D	—	1.00%	0.95%	0.90%	1.75%
RCM Global Technology Fund Institutional Class	1.00%	—	—	—	1.50%
RCM Global Technology Fund Class D	1.00%	—	—	—	1.75%
RCM Global Equity Fund Institutional Class	—	0.75%	0.70%	0.65%	1.25%
RCM Global Equity Fund Class D	—	0.75%	0.70%	0.65%	1.50%
RCM Global Healthcare Fund Class D	—	1.00%	0.95%	0.90%	1.50%
RCM International Growth Equity Fund Institutional Class	0.75%	—	—	—	1.00%
RCM International Growth Equity Fund Class D	0.75%	—	—	—	1.25%
RCM Emerging Markets Fund Institutional Class	1.00%	—	—	—	1.50%
RCM Emerging Markets Fund Class D	1.00%	—	—	—	1.75%
RCM Europe Institutional Class	1.00%*	—	—	—	1.35%
RCM Europe Class D	1.00%*	—	—	—	1.60%

*	The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

53
6.30.02 PIMCO Funds Annual Report

Notes to Financial Statements (Cont.)
June 30, 2002

Distribution and Servicing Fees.     PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2002 PFD received $55,856 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.     The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Europe Funds’ administrative fees to the extent total annual fund operating expenses as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Institutional Class and Class D):

	Inst’l Class	Class D
RCM Large-Cap Growth Fund	0.75%	1.00%
RCM Mid-Cap Fund	0.77%	1.02%
RCM Small-Cap Fund	1.02%	—
RCM Europe Fund	1.30%	1.60%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed June 30, 2003. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets. Prior February 1, compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the 2002, each unaffiliated Trustees received an annual retainer of $30,000 (the retainer is evenly prorated among each Fund of the Trust and that such retainer will include payment for two special telephonic Board meetings), plus $5,500 for each Board meeting attended.

4.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
RCM Large Cap Growth Fund	$232,426	$56,345
RCM Tax-Managed Growth Fund	4,936	6,323
RCM Mid-Cap Fund	695,944	899,200
RCM Small-Cap Fund	111,062	204,020
RCM Global Small-Cap Fund	51,843	60,176
RCM Global Technology Fund	1,109,778	1,119,003
RCM Global Equity Fund	3,505	3,360
RCM International Growth Equity Fund	330,377	328,292
RCM Emerging Markets Fund	12,494	10,575
RCM Europe Fund	74,333	86,552

5.     Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund
Premium
Balance at 06/30/2001	$0
Sales	3,711
Closing Buys	(1,990)
Expirations	0
Exercised	0
Balance at 06/30/2002	$1,721

54
PIMCO Funds Annual Report 6.30.02

6.    Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
RCM International Growth Equity Fund	Select International Fund	03/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

7.    Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax Appreciation/ (Depreciation) on Investments (1)	Net Tax Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (2)	Other Book-to-Tax Accounting Differences (3)	Net Capital Loss Carryovers (4)	Post-October Losses (5)
RCM Large-Cap Growth Fund	$328	$0	$(32,163)	$0	$0	$(29,526)	$0
RCM Tax-Managed Growth Fund	0	0	(459)	0	0	(9,162)	0
RCM Mid-Cap Fund	0	0	(28,151)	0	0	(364,154)	0
RCM Small-Cap Fund	0	0	(863)	0	0	(101,806)	0
RCM Global Small-Cap Fund	0	0	71	0	0	(13,738)	0
RCM Global Technology Fund	0	0	(14,711)	(128)	0	(582,915)	0
RCM Global Equity Fund	0	0	(3)	0	0	(485)	0
RCM International Growth Equity Fund	760	0	(10,422)	138	0	(120,486)	0
RCM Emerging Markets Fund	120	0	(321)	(4)	0	(2,340)	0
RCM Europe Fund	0	0	(2,093)	(26)	0	(15,771)	0

(1) Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals and PFIC mark-to-market adjustments for federal income tax purposes.

(2) Adjusted for options and foreign currency transactions.

(3) Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.

(4) Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2010.

(5) Represents capital losses realized during the period January 1, 2002 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
RCM Large-Cap Growth Fund	$110	$0	$0
RCM Tax-Managed Growth Fund	0	0	0
RCM Mid-Cap Fund	0	0	0
RCM Small-Cap Fund	90	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM Global Equity Fund	10	0	0
RCM International Growth Equity Fund	2,751	0	0
RCM Emerging Markets Fund	58	0	0
RCM Europe Fund	202	0	0

(6) Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

55
6.30.02 PIMCO Funds Annual Report

Notes to Financial Statements (Cont.)
June 30, 2002

8.    Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Large Cap-Growth Fund						RCM Tax-Managed Growth Fund
	Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000		Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	13,686	$170,787	2,299	$34,545	1,712	$33,213	378	$3,969	134	$1,702	1,973	$31,546
Administrative Class	1,696	19,118	0	0	0	0	0	0	0	0	0	0
Other Classes	5,532	68,985	1,972	27,273	1,519	29,425	177	1,864	169	2,158	542	8,196
Issued as reinvestment of distributions
Institutional Class	8	103	0	0	75	1,307	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	1	0	0	44	771	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,858)	(23,102)	(806)	(11,769)	(97)	(1,866)	(443)	(4,677)	(1,640)	(20,737)	(203)	(3,095)
Administrative Class	(32)	(359)	0	0	0	0	0	0	0	0	0	0
Other Classes	(3,073)	(37,699)	(388)	(5,801)	(254)	(4,881)	(237)	(2,505)	(109)	(1,326)	(153)	(2,224)
Net increase (decrease) resulting from Fund share transactions	15,959	$197,834	3,077	$44,248	2,999	$57,969	(125)	$(1,349)	(1,446)	$(18,203)	2,159	$34,423

	RCM Global Small-Cap Fund						RCM Global Technology Fund
	Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000		Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,515	$33,340	2,207	$36,823	2,138	$52,883	4,572	$125,884	2,873	$116,630	8,821	$605,901
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	4,475	60,163	2,687	44,461	2,947	74,031	4,689	127,581	3,886	159,070	10,874	778,255
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	87	1,629	0	0	0	0	48	2,606
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	64	1,195	0	0	0	0	59	3,156
Cost of shares redeemed
Institutional Class	(2,767)	(37,203)	(2,508)	(42,577)	(2,299)	(53,896)	(5,217)	(138,717)	(3,879)	(148,200)	(4,932)	(332,880)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(4,951)	(67,735)	(2,485)	(41,487)	(2,231)	(53,189)	(5,288)	(138,680)	(3,465)	(137,298)	(4,777)	(316,822)
Net increase (decrease) resulting from Fund share transactions	(728)	$(11,435)	(99)	$(2,780)	706	$22,653	(1,244)	$(23,932)	(585)	$(9,798)	10,093	$740,216

56
PIMCO Funds Annual Report 6.30.02

	RCM Mid-Cap Fund						RCM Small-Cap Fund
	Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000		Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	34,806	$82,493	18,486	$52,200	12,303	$63,373	1,123	$5,289	1,955	$10,938	1,787	$19,404
Administrative Class	4	10	0	0	0	0	0	0	0	0	0	0
Other Classes	6,969	16,283	223	685	15	50	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	175,337	590,884	17	90	0	0	8,964	56,741
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(138,552)	(328,202)	(7,483)	(20,890)	(89,735)	(592,392)	(21,301)	(102,228)	(4,210)	(23,932)	(22,823)	(183,070)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(5,045)	(11,676)	(79)	(231)	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(101,818)	$(241,092)	11,147	$31,764	97,920	$61,915	(20,161)	$(96,849)	(2,255)	$(12,994)	(12,072)	$(106,925)

	RCM Global Equity Fund						RCM International Growth Equity Fund
	Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000		Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	0	$0	0	$0	0	$0	59,016	$537,672	30,691	$371,494	37,003	$684,800
Administrative Class	0	0	0	0	0	0	119	975	0	0	0	0
Other Classes	26	188	0	0	0	0	19,526	174,841	4,257	51,464	3,448	60,527
Shares issued in reorganization
Institutional Class	0	0	0	0	0	0	660	5,855	0	0	0	0
Administrative Class	0	0	0	0	0	0	2,089	18,594	0	0	0	0
Other Classes	0	0	0	0	0	0	5,876	52,074	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	36	362	254	2,337	0	0	2,261	30,981
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	14	126	0	0	45	628
Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	(67,668)	(623,374)	(30,492)	(369,860)	(35,773)	(652,812)
Administrative Class	0	0	0	0	0	0	(748)	(6,381)	0	0	0	0
Other Classes	0	0	0	0	0	0	(19,908)	(180,465)	(3,646)	(44,697)	(3,200)	(55,865)
Net increase (decrease) resulting from Fund share transactions	26	$188	0	$0	36	$362	(770)	$(17,746)	810	$8,401	3,784	$68,259

57
6.30.02 PIMCO Funds Annual Report

Notes to Financial Statements (Cont.)
June 30, 2002

	RCM Emerging Markets Fund						RCM Europe Fund
	Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000		Year Ended 6/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,298	$24,293	142	$1,588	211	$3,992	0	$0	0	$0	186	$2,996
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	2,529	26,757	413	4,764	380	5,961	30,681	239,569	12,174	123,532	16,086	260,463
Issued as reinvestment of distributions
Institutional Class	3	27	0	0	6	69	0	0	0	0	35	406
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	1	7	0	0	7	79	20	159	0	0	660	7,606
Cost of shares redeemed
Institutional Class	(2,211)	(23,452)	(56)	(635)	(92)	(1,500)	0	0	0	0	(221)	(2,623)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(2,460)	(26,009)	(396)	(4,581)	(224)	(3,266)	(32,217)	(252,985)	(12,029)	(122,256)	(15,776)	(253,377)
Net increase (decrease) resulting from Fund share transactions	160	$1,623	103	$1,136	288	$5,335	(1,516)	$(13,257)	145	$1,276	970	$15,471

58
PIMCO Funds Annual Report 6.30.02

Report of Independent Accountants

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional and Administrative Class shares present fairly, in all material respects, the financial position of the RCM Large-Cap Growth Fund, RCM Tax-Managed Growth Fund, RCM Mid-Cap Fund, RCM Small-Cap Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund, RCM Global Equity Fund, RCM International Growth Equity Fund, RCM Emerging Markets Fund and RCM Europe Fund (hereafter referred to as the “Funds”) at June 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative Class shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

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6.30.02 PIMCO Funds Annual Report

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

RCM Global Equity Fund	37.43%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.

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PIMCO Funds Annual Report 6.30.02

Federal Income Tax Information (Cont.)

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2002 are as follows:

	RCM International Growth Equity Fund		RCM Emerging Markets Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	0.00410	—	—	—
Belgium	0.00070	0.00010	—	—
Brazil	0.00044	—	0.03223	0.00280
Canada	0.00043	0.00006	—	—
Chile	0.00002	—	0.00406	0.00054
China	—	—	0.00555	—
Denmark	0.00334	0.00050	—	—
Finland	0.00260	0.00039	—	—
France	0.02000	0.00045	—	—
Germany	0.00618	0.00082	—	—
Greece	—	—	—	—
Hong Kong	0.00211	—	0.00320	—
Hungary	—	—	0.02252	0.00450
India	—	—	0.00605	0.00086
Israel	0.00037	0.00006	0.00072	0.00005
Italy	0.02155	0.00320	—	—
Japan	0.00860	0.00130	—	—
Malaysia	—	—	0.00219	0.00042
Mexico	0.00065	—	0.02455	0.00010
Netherlands	0.00413	0.00052	—	—
Peru	—	—	0.00119	—
Poland	—	—	0.01071	0.00161
Portugal	0.00104	0.00018	—	—
Russia	—	—	0.04321	0.00378
Singapore	0.00087	0.00019	—	—
South Africa	—	—	0.02346	—
South Korea	0.00225	0.00037	0.02739	0.00427
Spain	0.00123	0.00018	—	—
Sweden	0.00252	0.00038	—	—
Switzerland	0.00702	0.00105	—	—
Taiwan	—	—	0.00457	0.00091
Turkey	—	—	0.00027	—
United Kingdom	0.03640	0.00359	0.00576	0.00032
International	—	—	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

61
6.30.02 PIMCO Funds Annual Report

Management of Trust Information (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees and Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.
Non– Interested Trustees
E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust
Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None
Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None
Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.
W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None
Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando— McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

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PIMCO Funds Annual Report 6.30.02

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.

Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management

John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

PIMCO Funds: Access to the highest standard

PIMCO Funds offers access to the specialized investment expertise of PIMCO Advisors. The Adviser manages over $346 billion and has a client list that includes 63 of the 100 largest U.S. corporations. The firm is a member of the Allianz Group, one of the world’s leading financial services providers.

Manager	PIMCO Advisors, a division of Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100 Newport Beach, CA 92660

Distributor	PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor Kansas City, MO 64105

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

15–21350–00

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

Annual Report
6.3 0.0 2

PIMCO RCM Stock Funds

Share Classes
A B C
GROWTH STOCK FUNDS	INTERNATIONAL STOCK FUNDS
RCM Large-Cap Growth Fund	RCM International Growth Equity Fund
RCM Tax-Managed Growth Fund	RCM Europe Fund
RCM Mid-Cap Fund	RCM Emerging Markets Fund
GLOBAL STOCK FUNDS	SECTOR-RELATED STOCK FUNDS
RCM Global Equity Fund	RCM Global Healthcare Fund
RCM Global Small-Cap Fund	RCM Global Technology Fund
RCM Biotechnology Fund

Managed by Dresdner RCM Global Investors LLC and distributed by
PIMCO Funds Distributors LLC, both members of the Allianz Group.

“If one does not know to which port one is sailing, no wind is favorable.”
Seneca

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among those who are considering some changes, here are a couple of key points to keep in mind:

•
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash—notwithstanding 11 recessions and 2 major crashes. And studies have shown that the risk of a negative return diminishes over longer holding periods.

•
No one can predict the next top-performing asset class or sector. Before you make any changes, remember the basic theory of asset allocation. Different investments will outperform and underperform at different times. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at 1-800-426-0107, or visit our Web site at www.pimcofunds.com.

As always, thank you for the trust you’ve placed in us.

Sincerely,
Stephen Treadway
President
July 31, 2002

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

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6.30.02 PIMCO Funds Annual Report

PIMCO RCM Biotechnology Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of biotechnology companies that use technology in an innovative way to gain a strategic, competitive edge.	NUMBER OF SECURITIES IN THE PORTFOLIO: 46 FUND INCEPTION DATE: 12/30/97	TOTAL NET ASSETS: $294.5 million PORTFOLIO MANAGERS: Team Approach

Expectations for biotechnology companies had become overly inflated and should be more realistic going forward.

A team of investment professionals specializing in biotechnology and healthcare-related companies manages the portfolio. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on the healthcare sector. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Short-term performance falls short of Lipper Average

In a trying year for biotechnology companies, PIMCO RCM Biotechnology Fund fell 46.43%. This one-year loss exceeded the –26.00% returned by the Lipper Health & Biology Fund Average. The Fund does, however, continue to outperform its Lipper Average substantially over the longer term. For the three years ending June 30, 2002, the Fund returned an annual average of 15.72% per year, while the Lipper Average returned 6.67% per year.

Biotechnology market takes a fall

The biotechnology market was one of the darlings of the bull market. In fact, following the announcement of breakthroughs in genome research, it looked like biotechnology just might be the growth industry of the future. What turned things around? A combination of factors converged to make last year a particularly difficult one for biotechnology stocks. These factors include investors who have become highly suspicious of small, technology-oriented companies, several well-publicized new drug failures, and a slowing of the FDA approval process.

Stock selection a key factor in underperformance

The Fund made a few sector bets that hurt performance, but the failure of select stocks had an even stronger effect. One example of a disappointing holding was CV Therapeutics, Inc., a biopharmaceutical company focused on developing drugs for the treatment of cardiovascular diseases. One of the company’s most promising new drugs is Ranolazine, the first in a new class being developed to treat heart strain. Unfortunately, delays have hindered the drug’s entrance into the FDA approval process, and investors have become concerned about the FDA’s scrutiny over safety issues.

Defensive strategy paid off in genomics

One strategy that benefited the Fund last year was its minimal exposure to genomics. Like many others, we are interested in the business prospects of these cutting-edge companies, but we questioned their business models. In particular, we were concerned about the ability of these companies to develop drugs successfully and to generate revenues and profits. The Fund opted to avoid the area and was spared the losses suffered by many of our peers. In another cautious move, the Fund held several biotechnology service companies this year, which contributed to performance. These stocks included Laboratory Corporation of America Holdings, an independent clinical laboratory company.

Continued volatility expected in near term

While our near-term outlook for biotechnology is continued volatility, we believe that strong fundamentals will drive sector performance over the long-term. We will maintain our focus on stock picking, in particular seeking out companies with promising drugs in the late stages of development that should drive growth and return.

4
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Biotechnology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Biotechnology Fund A Shares	–46.43%	15.72%	—	—	16.40%
PIMCO RCM Biotechnology Fund A Shares (adjusted)	–49.37%	13.56%	—	—	14.94%
PIMCO RCM Biotechnology Fund B Shares	–46.87%	14.83%	—	—	15.51%
PIMCO RCM Biotechnology Fund B Shares (adjusted)	–49.53%	14.07%	—	—	15.24%
PIMCO RCM Biotechnology Fund C Shares (adjusted)	–47.40%	14.83%	—	—	15.51%
NASDAQ Biotechnology	–49.69%	0.17%	—	—	—
AMEX Biotech Index	–42.97%	17.64%	—	—	—
Lipper Health/Biotechnology Fund Average	–26.00%	6.67%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
IDEC Pharmaceuticals Corp.	8.3%
Amgen, Inc.	7.7%
MedImmune, Inc.	7.3%
Gilead Sciences, Inc.	6.5%
Cephalon, Inc.	4.8%
Genentech, Inc.	3.4%
Anthem, Inc.	3.0%
Serono SA	3.0%
Immunex Corp.	2.8%
Biogen, Inc.	2.6%
Top Ten Total	49.4%

TOP RELATED INDUSTRIES

Healthcare	94.3%

PORTFOLIO COMPOSITION

Common Stock	94.3%
Cash Equivalents	5.7%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus Dresdner RCM’s (DRCM) own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of companies in the biotechnology industry. There is additional risk with the biotech industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. It may invest up to 25% of its assets in foreign securities which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. It may at times invest in derivatives, IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

5
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Emerging Markets Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of companies located in countries with emerging securities markets.	NUMBER OF SECURITIES IN THE PORTFOLIO: 65 FUND INCEPTION DATE: 12/30/97	TOTAL NET ASSETS: $8.9 million PORTFOLIO MANAGERS: Team Approach

The Fund provides access to the improving conditions in emerging markets.

A team of investment professionals specializing in emerging market countries and companies manages the RCM Emerging Markets Fund. The team leverages Dresdner RCM’s fundamental research with analysts in six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Members of the team are located in major financial centers around the world. Dresdner RCM Global Investors’ vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fourth quarter rally: the year’s big story

The emerging markets were a bit of a roller-coaster ride in the year ending June 30, 2002. Although things started out slowly, they took off in the fourth quarter of 2001. The positive trend continued in the first quarter of 2002, only to fade away in the second quarter. At the end of the year, PIMCO RCM Emerging Markets Fund was down 8.22%. These results trailed an average of the Fund’s peers (as measured by the Lipper Emerging Markets Fund Average). The Fund does, however, still outperform its Lipper category over the three-year period.

Sector strategy a mixed bag

For much of the fiscal year the Fund was overweight in healthcare services and suppliers, relative to its benchmark, the MSCI Emerging Markets Index. This position, plus the Fund’s exposure to consumer durables, helped overall performance during the year. Conversely, an underweighting in food, beverage and tobacco and an overweighting in software hurt performance.

Regional strategy assisted Fund

For the most part, the Fund’s assessment of regional market conditions proved accurate, supporting the Fund’s performance over the year. The Fund was overweight in Mexico, which was recently upgraded to investment grade by Standard & Poor’s rating agency. The Fund was also overweight in some of Europe’s emerging markets, including Hungary and the Czech Republic. The Fund also saw success from its investments in Poland, where the EU convergence boosted the market. The Asian markets also helped the Fund last year and will likely continue to prosper this year.

Avoided Argentina debt altogether

Sometimes what most helps a Fund is what it doesn’t invest in. That was true this year when PIMCO RCM Emerging Markets Fund had no exposure to Argentina at all. The Argentine market was hampered by political uncertainty and poor fiscal policies, which drove down both equity and bond prices.

Emerging markets may offer some of the year’s best opportunities

With the U.S. still in turmoil, investors are willing to look in new areas for growth opportunities. These investors, with dollars in hand, will no doubt be drawn to the improving local economies and strengthening currency of emerging markets. The Fund is well-positioned to capitalize on these changing conditions as they evolve.

6
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Emerging Markets Fund A Shares	–8.22%	–1.91%	—	—	1.97%
PIMCO RCM Emerging Markets Fund A Shares (adjusted)	–13.27%	–3.74%	—	—	0.69%
PIMCO RCM Emerging Markets Fund B Shares	–8.91%	–2.65%	—	—	1.20%
PIMCO RCM Emerging Markets Fund B Shares (adjusted)	–13.43%	–3.55%	—	—	0.79%
PIMCO RCM Emerging Markets Fund C Shares (adjusted)	–9.82%	–2.65%	—	—	1.20%
MSCI Emerging Markets Free Index	1.31%	–6.30%	—	—	—
S&P/IFC Index of Investable Emerging Markets	3.62%	–4.25%	—	—	—
Lipper Emerging Markets Fund Average	1.31%	–3.72%	—	—	—

TOP 10 HOLDINGS	% of Total Investment
South Korea/Samsung Electronics Co. Ltd.	8.3%
Taiwan/Taiwan Semiconductor Manufacturing Co. Ltd	3.4%
Brazil/Companhia Vale do Rio Doce SP ADR	3.4%
South Africa/Anglo American PLC	3.3%
Mexico/Telefonos de Mexico SA de CV SP—ADR	3.2%
Mexico/Cemex SA de CV SP—ADR	3.1%
South Korea/SK Telecom Co., Ltd. SP—ADR	3.1%
South Korea/Shinhan Financial Group Co., Ltd.	2.7%
Hungary/OTP Bank Rt.	2.7%
South Africa/Impala Platinum Holdings Ltd.	2.5%
Top Ten Total	35.7%

TOP 5 COUNTRIES

South Korea	19.6%
Taiwan	15.0%
South Africa	12.2%
Mexico	11.1%
Brazil	8.5%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of emerging markets companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities that generally involve greater risk to principal than investments in higher-rated securities; may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

PIMCO RCM Europe Fund Performance & Statistics

7
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Europe Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 52	TOTAL NET ASSETS: $27.7 million

PORTFOLIO: Equity securities of companies located in Europe.	FUND INCEPTION DATE: 04/05/90	PORTFOLIO MANAGERS: Team Approach

The recent European equity market fall and rash of earnings disappointments may have limited the downside risk, setting the stage for a limited market rebound.

A team of international investment professionals specializing in European equities manages the RCM Europe Fund. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on European companies. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund trails benchmark for the year

The year ending June 30, 2002 was a time of great volatility in the European equity markets, leading to PIMCO RCM Europe Fund’s 20.26% decline. The Fund’s performance trailed the returns for the MSCI Europe Index and the Lipper European Regions Fund Average for the same period. Over the longer term, however, the Fund still offered better relative returns. For the five years ending June 30, 2002, the Fund had an average annual return of 3.12%, versus 2.80% and 2.55% for the Index and Lipper Average, respectively.

Year highlighted by large market swings

As measured by the MSCI Europe Index, the European equity markets finished fiscal year 2002 down 7.42%. But, behind this final figure lies a year of extreme market swings. In the third quarter of 2001, the markets as a whole fell 12.07%. In the fourth quarter of that year, they rose 10.06%. In the first quarter of 2002, the markets remained largely unchanged, only to fall 4.26% in the second quarter.

Sector strategy was a detriment to performance

Among the best performing sectors in Europe over the last twelve months were materials (+19%) and energy (+7%), due to investors’ expectations of a fast worldwide economic recovery. RCM Europe Fund was underweight in both of these sectors compared to the benchmark, hurting our relative performance for the year. The Fund was also hindered by it overweighting in technology, which was the worst performing sector in Europe during the period.

Pharmaceutical stocks play give and take with the Fund

Expiring patents, generic competition and possible healthcare reform combined to create big problems for the pharmaceutical industry. The Fund’s holdings in this sector were no exception. Elan, Shire and Novo Nordisk all saw double digit stock price declines over the year. These losses were offset somewhat, however, by strong price appreciation from Recordati S.p.A. Recordati is an Italian pharmaceuticals company that produces prescription and non-prescription drugs for sale in some 60 countries. Recordati rose 103% over the year to June 30th.

Conditions favor a limited European market rebound

The economic recovery in Europe has not been as robust as past recoveries, raising doubts among investors. The rising strength of the Euro, weak world trade and high oil prices could certainly slow the pace further. But, the recent European equity market fall and rash of earnings disappointments may have limited the downside risk, setting the stage for a limited market rebound. In the meantime, the Fund will maintain its defensive posture, concentrating on our research-intensive, bottom-up investment process to identify attractive opportunities.

8
PIMCO Funds Annual Report 6.30.02

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (4/5/90)
PIMCO RCM Europe Fund A Shares	–20.26%	–6.87%	3.12%	4.63%	2.07%
PIMCO RCM Europe Fund A Shares (adjusted)	–24.65%	–8.61%	1.96%	4.04%	1.60%
PIMCO RCM Europe Fund Fund B Shares	–20.96%	–7.61%	2.32%	4.01%	1.57%
PIMCO RCM Europe Fund Fund B Shares (adjusted)	–24.90%	–8.27%	2.11%	4.01%	1.57%
PIMCO RCM Europe Fund Fund C Shares (adjusted)	–21.75%	–7.61%	2.32%	3.84%	1.30%
MSCI Europe Index	–7.42%	–5.65%	2.80%	8.89%	—
Lipper European Region Fund Average	–8.03%	–3.35%	2.55%	7.64%	—

TOP 10 HOLDINGS	% of Total Investments
BNP Paribas SA	3.9%
Schering AG	3.8%
Adidas-Salomon AG	3.6%
Reckitt Benckiser PLC	3.4%
Royal Bank of Scotland Group PLC	2.7%
Barclays PLC	2.6%
Altana AG	2.5%
Recordati SpA	2.4%
Muenchener Rueckversicherungs—Gesellschaft AG	2.4%
Eni SpA	2.4%
Top Ten Total	29.7%

TOP 5 COUNTRIES

United Kingdom	27.1%
Germany	18.0%
France	16.5%
Switzerland	12.6%
Italy	7.2%

PORTFOLIO COMPOSITION

Common Stock	94.1%
Cash Equivalents	5.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results.This Fund may invest at least 80% of its assets in equity securities of European companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments. This Fund may invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

9
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Equity Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 60	TOTAL NET ASSETS: $1.1 million

PORTFOLIO: Equity securities of U.S. and non-U.S. companies.	FUND INCEPTION DATE: 12/30/98	PORTFOLIO MANAGERS: Team Approach

Global stock market conditions continue to present a challenging investment environment for the Fund.

A team of international investment professionals manages the RCM Global Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Dresdner RCM’s fundamental research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy, investment opportunities do not stop at national borders.

Fund struggles with market conditions

Along with most of its peers, PIMCO RCM Global Equity Fund posted negative returns for the year ending June 30, 2002. Specifically, the Fund fell 23.57% over the twelve months. This year’s results bring the Fund’s three-year average annual return to –5.56%, tracking the –5.00% return from the Lipper Global Fund Average for the same period.

Overweight in U.S. a drag on performance

In a complete turnaround from past years, the Fund’s U.S. holdings hindered performance. The Fund began the fiscal year overweight in the U.S. relative to its benchmark, the MSCI ACWI Free Index. This exposure was lowered as months passed. Within the U.S., the Fund was hurt primarily by stock selection, with a couple of names having a significant impact. One stock in particular that hurt performance was Tyco International Ltd. In 2002, Tyco made headlines when its questionable accounting practices were brought to light and with the inception of a criminal investigation of its CEO. Another stock that hurt performance was Flextronics International Ltd., a leading contract electronics manufacturer. The Fund has since sold all of its Tyco and Flextronics stock.

Japan and Korea contribute to performance over the year

What the Fund failed to find in the U.S, it found to some degree in foreign markets. Helped by a more rapid economic recovery and strengthening currency, select foreign equity markets offered attractive opportunities. The Asian countries in particular supported overall performance during the year. Fund holding Samsung Electronics, South Korea’s largest company, serves as a good example of how this region helped. Thanks to an aggressive debt reduction program and trimmed operations—the company’s holdings have fallen from 61 affiliated companies to 25—Samsung has met or exceeded expectations during the year.

Focus on fundamentals, at home and abroad

Outside factors have left investors jittery. As we wait to see how the markets will settle, the Fund will maintain the relatively defensive stance it adopted during the year. In general, we will stick with our research-intensive process, letting solid fundamentals lead us to opportunities in and outside the U.S.

10
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Global Equity Fund Fund A Shares	–23.57%	–5.56%	—	—	–2.22%
PIMCO RCM Global Equity Fund A Shares (adjusted)	–27.78%	–7.32%	—	—	–3.79%
PIMCO RCM Global Equity Fund B Shares	–24.16%	–6.27%	—	—	–2.96%
PIMCO RCM Global Equity Fund B Shares (adjusted)	–27.92%	–6.93%	—	—	–3.54%
PIMCO RCM Global Equity Fund C Shares (adjusted)	–24.91%	–6.27%	—	—	–2.96%
MSCI All Country World Index Free	–14.22%	–8.43%	—	—	—
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Global Fund Average	–14.38%	–5.00%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Microsoft Corp.	3.4%
Pfizer, Inc.	2.9%
Reckitt Benckiser PLC	2.4%
Noble Corp.	2.3%
Group 4 Falck AS	2.3%
Nabors Industries Ltd.	2.2%
Lafarge SA	2.2%
Coach, Inc.	2.2%
Lockheed Martin Corp.	2.2%
Capital One Financial Corp	2.2%
Top Ten Total	24.3%

TOP 5 RELATED INDUSTRIES

Healthcare	18.4%
Financial & Business Services	14.9%
Technology	13.2%
Consumer Discretionary	7.4%
Capital Goods	7.2%

PORTFOLIO COMPOSITION

Common Stock	96.5%
Cash Equivalents	3.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity and equity related securities of three different countries, including the U.S. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities generally involve greater risk to principal than investments in higher-rated securities, may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

11
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Healthcare Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of companies, domestic and international, that use healthcare in an innovative way to gain a strategic, competitive edge.	NUMBER OF SECURITIES IN THE PORTFOLIO: 54 FUND INCEPTION DATE: 12/31/96	TOTAL NET ASSETS: $168.9 million PORTFOLIO MANAGER: Team Approach

Despite disappointing returns from pharmaceutical stocks, the Fund continued to outperform over the long term.

A team of global investment professionals specializing in healthcare-related companies manages the RCM Global Healthcare Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts that focus on healthcare companies. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Long-term performance remains solid

PIMCO RCM Global Healthcare Fund fell 22.24% in the year ending June 30, 2002. Despite this disappointing twelve months, the Fund continues to report strong long-term results for its shareholders. Over the three and five year periods ending June 30, 2002, the Fund had an average annual return of 16.02% and 16.24% respectively. Those numbers are a significant improvement over the Fund’s peers, which, as measured by the Lipper Health/Biotechnology Fund Average, returned 6.67% and 7.85% for the same time periods.

Pharmaceuticals perform poorly

The biggest drag on the Fund’s one-year performance was its position in large-cap pharmaceuticals. One of the darlings of the last few years, pharmaceuticals were brought down by a combination of events, including Medicare drug pricing and slower FDA approval times. In addition, many of the pharmaceuticals did not have enough new drugs in the pipeline, and the ones under trial were in trouble. Even relatively strong pharmaceuticals, such as top Fund holdings Pfizer and Pharmacia, were punished for being part of the failing sector.

Healthcare services and other sectors make the difference

To overcome the setbacks in pharmaceutical stocks, the Fund relied on holdings in several other sectors, including healthcare providers and services, such as hospitals. Companies in this business tend to be less reliant on the general economy, plus providers have been gaining increasing pricing power. The Fund also saw contributions from several holdings in the orthopedics field, where the aging population has increased demand. These holdings included Biomet Inc., ORATEC Interventions Inc. and Stryker Corp. Stryker produces surgical products and instruments, as well as orthopedic implants such as artificial joints, spinal rods, screws and bond cement. The company operates worldwide, with sales outside the U.S. accounting for 35% of its revenue.

Diversified Johnson & Johnson fares well

The Fund also benefited from its investment in Johnson & Johnson, one of the world’s largest, most diversified healthcare product makers. In particular, Johnson & Johnson benefited from its drug-coated stents, a new device in the cardiovascular field intended to alleviate the scarring that may occur in veins or arteries after an angioplasty procedure.

Investor sentiment will play a key role going forward

Investors burned by the massive technology sell-off in 2000 are understandably gun-shy. But, we believe that current concerns about product pipelines and FDA delays have become exaggerated. Lower stock prices make this an attractive time to buy, but the Fund will be waiting for some indication that investors are back on board. In the meantime, the Fund will remain focused on high quality companies with more predictable or sustainable revenue.

12
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Healthcare Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Healthcare Fund A Shares	–22.24%	16.02%	16.24%	—	17.91%
PIMCO RCM Global Healthcare Fund A Shares (adjusted)	–26.52%	13.85%	14.93%	—	16.70%
PIMCO RCM Global Healthcare Fund B Shares	–22.84%	15.15%	15.37%	—	17.03%
PIMCO RCM Global Healthcare Fund B Shares (adjusted)	–26.57%	14.39%	15.14%	—	16.94%
PIMCO RCM Global Healthcare Fund C Shares (adjusted)	–23.54%	15.18%	15.39%	—	17.05%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Russell Mid-Cap Health Care	–20.60%	–0.28%	4.05%	—	—
Lipper Health/Biotechnology Fund Average	–26.00%	6.67%	7.85%	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	6.6%
Medtronic, Inc.	5.0%
Wyeth	4.6%
Pharmacia Corp.	4.3%
Johnson & Johnson	3.7%
Boston Scientific Corp.	3.7%
HCA, Inc.	3.6%
Cardinal Health, Inc.	3.1%
St. Jude Medical, Inc.	2.9%
Tenet Healthcare Corp.	2.8%
Top Ten Total	40.3%

TOP RELATED INDUSTRIES

Healthcare	94.9%
Consumer Discretionary	2.1%

PORTFOLIO COMPOSITION

Common Stock	97.1%
Cash Equivalents	2.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in the healthcare sector equity securities. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

13
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Small-Cap Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 96	TOTAL NET ASSETS: $12.8 million

PORTFOLIO: Equity securities of issuers located in at least three different countries.	FUND INCEPTION DATE: 12/31/96	PORTFOLIO MANAGER: Team Approach

Non-U.S. markets offered the best investment opportunities to the Fund in fiscal 2002.

A team of international investment professionals manages the RCM Global Small-Cap Fund. A team of global small-cap analysts focuses on small-cap companies organized into six research sectors: technology, health-care, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund still outperforming over the long term

PIMCO RCM Global Small-Cap Fund finished the year ending June 30, 2002 down 18.45%. During the year, this decline exceeded the losses posted by the Fund’s benchmark and Lipper Average, although the longer-term record remains well above average. For the five-year period ending June 30, 2002, the Fund had an average annual return of 9.43%, versus 2.09% for the MSCI World Small-Cap Index and 2.69% for the Lipper Global Small-Cap Fund Average.

U.S. small-cap growth sectors struggled

U.S. growth stocks were hit hard last year. Investors still coming to terms with their technology losses were confronted with terrorist attacks and accounting scandals, driving them to the presumed safety of larger-cap stocks and bonds. Events in North America tended to significantly impact performance, as this region made up slightly over half of the Index and the Fund. The Fund’s domestic holdings, especially in technology and biotechnology, accounted for much of its underperformance. Some of the worst performing stocks included software manufacturers Micromuse Inc. and Interwoven and semi-conductor and instrument companies Centillium Communications and Mattson Technology. As of year-end, the Fund had trimmed its technology and biotechnology positions considerably.

Foreign markets offered best opportunities

The Fund’s non-U.S. holdings told a very different story. In particular, the Fund benefited from its investments in Italy, Germany and the United Kingdom. The Fund’s holdings in Italy more than doubled in value, bucking the global downward trend. Korea also performed well, benefiting from aggressive reforms initiated after the Asian crisis. In terms of specific holdings, the Fund’s best performing stock over the year was Recordati S.p.A., an Italian pharmaceuticals company that produces prescription and non-prescription drugs for sale in some 60 countries. Recordati rose 103% over the year to June 30th. Another Italian stock that did well for the Fund recently was top-ten holding Merloni Elettrodomestici SpA, a maker of high-end white goods. Merloni climbed 43% just in the second quarter of 2002.

Small-cap global marketplace still holds potential

In our view, smaller companies around the globe still hold potential in the current economic environment. Small caps can often grow faster than large cap firms, in part by pursuing niche opportunities. Additionally, small caps may benefit from the fact that most of the high profile accounting misdeeds have occurred at very large, multinational corporations.

14
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund A Shares	–18.45%	2.71%	9.43%	—	11.74%
PIMCO RCM Global Small-Cap Fund A Shares (adjusted)	–22.93%	0.79%	8.20%	—	10.60%
PIMCO RCM Global Small-Cap Fund B Shares	–19.07%	1.94%	8.61%	—	10.91%
PIMCO RCM Global Small-Cap Fund B Shares (adjusted)	–23.12%	1.05%	8.32%	—	10.79%
PIMCO RCM Global Small-Cap Fund C Shares (adjusted)	–19.94%	1.91%	8.59%	—	10.89%
MSCI World Small-Cap Index	–1.75%	4.22%	2.09%	—	—
Lipper Global Small-Cap Fund Average	–11.64%	0.74%	2.69%	—	—

TOP 10 HOLDINGS	% of Total Investments
Tandberg ASA	2.0%
Renal Care Group, Inc.	2.0%
Merloni Elettrodomestici SpA	1.9%
Game Group PLC	1.8%
Fairmont Hotels & Resorts, Inc.	1.8%
EDO Corp.	1.8%
Axcan Pharma, Inc.	1.8%
Securicor PLC	1.7%
Recordati SpA	1.7%
Saurer AG	1.6%
Top Ten Total	18.1%

TOP 5 RELATED INDUSTRIES

Technology	19.7%
Consumer Discretionary	15.4%
Healthcare	12.9%
Financial & Business Services	9.8%
Consumer Services	9.6%

PORTFOLIO COMPOSITION

Common Stock	98.7%
Cash Equivalents	1.3%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 65% of its assets in companies included in the MSCI World Small Cap Index. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

15
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Technology Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 86	TOTAL NET ASSETS: $267.3 million

PORTFOLIO: Equity securities of companies, domestic and international, that use technology in an innovative way to gain a strategic, competitive edge.	FUND INCEPTION DATE: 12/27/95	PORTFOLIO MANAGERS: Huachen Chen Walter Price, Jr.

Huachen Chen
CFA

Mr. Chen is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1984 and previously worked as an engineer at Intel Corp.

Walter Price
CFA

Mr. Price is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1974 and previously worked as an analyst for Colonial Investments.

Technology markets fail to recover

The global technology market continued ailing this past year, held back by gun-shy investors and a newfound respect for valuation. PIMCO RCM Global Technology Fund fell 36.98% in this environment. To put this return into perspective, it is important to note that an average of the Fund’s peers, as measured by the Lipper Science & Technology Fund Average, fell 44.60% during the same period. And, over the longer term, the Fund is still posting solid results, returning an average 12.66% per year over the five years ending June 30, 2002.

Software holdings hurt by delayed economic recovery

Software stocks are generally considered cyclical, meaning their growth rate is closely tied to the economy. Anticipating a relatively rapid economic recovery, the Fund began the year with a significant position in software stocks. This strategy seemed right on track in the fourth quarter of 2001. But, unforeseeable forces drove the markets back down, hitting software stocks particularly hard in the second quarter of 2002. Since that time, we have lowered our expectations for economic recovery and trimmed back the Fund’s software exposure.

Select telecommunications stocks hinder performance

While the Fund did not hold any WorldCom stock, it did hold several other telecommunications names. The Fund had limited exposure to telecommunications, but select stocks, such as QUALCOMM and Ciena Corp., negatively impacted performance. The Fund held only a small percentage of its assets in telecommunications by June 30, 2002.

Defense stocks proved strong contributors

The Fund’s position in the area of defense stocks helped its performance. Defense stocks proved more resistant to economic gyrations, and, additionally, they stood to benefit from America’s increased war efforts. A few examples of defense stocks that did well for the Fund over the year are Lockheed Martin, L3 Communications and Northrop Grumman Corp. The Fund also saw strong contributions from its service-oriented stocks, such as First Data Corporation and Affiliated Data.

International options make the difference

The ability to invest outside of the U.S. provided a critical advantage this year. In particular, the Fund benefited from several Asian holdings, including Yahoo! Japan and Samsung Electronics. Another stock from this region that did well for the Fund was Taiwan Semiconductor, the world’s largest supplier of computer chips.

Remaining cautious going forward

The Fund is committed to remaining cautious as we head into the second half of 2002. By concentrating on in-depth research and detailed valuations, we believe we can continue to identify attractive technology investments—especially with the Fund’s ability to look into the foreign markets.

16
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Technology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Technology Fund A Shares	–36.98%	–9.35%	12.66%	—	15.06%
PIMCO RCM Global Technology Fund A Shares (adjusted)	–40.44%	–11.05%	11.39%	—	14.07%
PIMCO RCM Global Technology Fund B Shares	–37.48%	–10.05%	11.81%	—	14.20%
PIMCO RCM Global Technology Fund B Shares (adjusted)	–40.61%	–10.93%	11.55%	—	14.20%
PIMCO RCM Global Technology Fund C Shares (adjusted)	–38.08%	–10.04%	11.82%	—	14.21%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Science & Technology Fund Average	–44.60%	–21.16%	–0.05%	—	—

TOP 10 HOLDINGS	% of Total Investments
eBay, Inc.	4.6%
Microsoft Corp.	3.9%
Affiliated Computer Services, Inc. ‘A’	3.3%
UTStarcom, Inc.	2.9%
Cisco Systems, Inc.	2.7%
Intuit, Inc.	2.4%
Yahoo Japan Corp.	2.4%
Dell Computer Corp.	2.1%
First Data Corp.	2.0%
Expedia, Inc.	1.8%
Top Ten Total	28.1%

TOP 5 RELATED INDUSTRIES

Technology	59.6%
Consumer Services	5.7%
Aerospace	4.9%
Financial & Business Services	3.4%
Consumer Discretionary	3.3%

PORTFOLIO COMPOSITION

Common Stock	82.8%
Cash Equivalents	17.2%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in common stocks of technology companies located in at least three countries. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

17
6.30.02 PIMCO Funds Annual Report

PIMCO RCM International Growth Equity Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 107	TOTAL NET ASSETS: $138.9 million

PORTFOLIO: Equity securities of issuers located in at least ten different countries.	FUND INCEPTION DATE: 5/22/95	PORTFOLIO MANAGER: Team Approach

We have increasing confidence in Asia, and Japan in particular, going forward.

An international team of investment professionals manages RCM International Growth Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy investment opportunities do not stop at national borders.

Fund underperforms peers for the year

An average of international stock funds, as measured by the Lipper International Fund Average, fell more than 10% in the year ending June 30, 2002. During this same period PIMCO RCM International Growth Equity Fund fell 22.87%. Much of the Fund’s relative underperformance can be traced to its defensive strategy during the period.

International markets moving back into the spotlight

More and more investors are beginning to take notice of events unfolding outside the U.S. What they’ve found is that while foreign stock markets are still struggling, they are often showing more promise than here at home. In fact, during the second quarter of 2002, foreign stock markets as a whole out-performed the U.S. It is important to note that while some portion of this performance is attributable to the falling U.S. dollar, there is also growing evidence that select countries are recovering more rapidly than the U.S. from the 2000 market decline.

Defensive strategy hinders performance

The Fund anticipated a prolonged period of economic recovery in the foreign markets and therefore missed several opportunities to benefit from improving conditions. For example, the Fund was underweight in the materials sectors this year relative to its benchmark, the MSCI EAFE Index. Materials tends to be a very cyclical industry, so when economies start picking up, as they did, these companies prosper.

Technology holdings continue to be a drag on performance

Several sub-sectors of technology deterred the Fund’s relative performance during the year. The Fund was slightly overweight in software, which did not do well in this period. It was also overweight in semiconductors, which fell. And finally, the Fund was overweight in wireless communications, which did not see any material increase in users due to provider delays.

Avoided communications holdings

The Fund’s underweighting in communications stocks proved very beneficial this year. This underweighting allowed the Fund to avoid the industry-wide drop following WorldCom’s problems. The Fund also benefited from its overweighting in household and personal products during the period, including names such as Reckitt Benckiser, a UK-based household cleaning, health and human care company.

Looking for signs of improving conditions

The Fund will remain cautious going into the new fiscal year. We will be looking for signs that investors’ attitudes are improving and that the markets have picked up year-over-year in the third quarter of 2002. In terms of regions, the Fund will be paying particular attention to Asia, especially Japan, where the economy and company announcements are encouraging.

18
PIMCO Funds Annual Report 6.30.02

PIMCO RCM International Growth Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (5/22/95)
PIMCO RCM International Growth Equity Fund A Shares	–22.87%	–11.82%	–4.00%	—	3.67%
PIMCO RCM International Growth Equity Fund A Shares (adjusted)	–27.11%	–13.47%	–5.08%	—	2.84%
PIMCO RCM International Growth Equity Fund B Shares	–23.51%	–12.51%	–4.73%	—	2.87%
PIMCO RCM International Growth Equity Fund B Shares (adjusted)	–27.23%	–13.18%	–4.99%	—	2.87%
PIMCO RCM International Growth Equity Fund C Shares (adjusted)	–24.25%	–12.51%	–4.73%	—	2.87%
MSCI EAFE Index	–9.20%	–6.49%	–1.25%	—	—
MSCI All Country World Free Ex-US Index	–8.16%	–6.16%	–1.70%	—	—
Lipper International Fund Average	–10.17%	–5.26%	–0.71%	—	—

TOP 10 HOLDINGS	% of Total Investments
Eni SpA	2.7%
BNP Paribas SA	2.5%
TotalFinaElf SA	2.2%
Samsung Electronics Co. Ltd.	2.0%
Reckitt Benckiser PLC	2.0%
Aventis SA	2.0%
Fuji Photo Film Co.	1.9%
Royal Bank of Scotland Group PLC	1.8%
Nestle SA	1.8%
UBS AG	1.7%
Top Ten Total	20.6%

TOP 5 COUNTRIES

Japan	22.6%
United Kingdom	19.7%
France	11.2%
Germany	8.1%
Switzerland	7.4%

PORTFOLIO COMPOSITION

Common Stock	98.1%
Cash Equivalents	1.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of foreign companies. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

19
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Large-Cap Growth Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 69	TOTAL NET ASSETS: $249.9 million

PORTFOLIO: Large capitalization equity securties.	FUND INCEPTION DATE: 12/31/96	PORTFOLIO MANAGER: Team Approach

The Fund outperformed its Lipper Average for the one-, three- and five-year periods ending June 30, 2002.

A team of investment professionals specializing in large capitalization companies manages the RCM Large-Cap Growth Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on large-cap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund continues to outperform Lipper Average

Terrorist attacks, corporate accounting scandals, a weakening dollar and disappointing GDP figures exacerbated an already difficult market for large-cap stocks. Like many of its peers, PIMCO RCM Large-Cap Growth Fund posted negative returns during this period. For the year ending June 30, 2002, the Fund fell 22.97%, outperforming the Lipper Large-Cap Growth Fund Average, which fell 25.48%. This continues the Fund’s streak of outperforming its Lipper Average, with the Fund returning an annual average of –9.51% and 6.18% for the three- and five-year periods, versus the Lipper Average return of –13.50% and 0.80% respectively.

Accounting improprieties have ripple effect

The Fund’s positions in Enron and Tyco were an obvious drag on overall performance during the year. We did, however, escape the worst of the damage by trimming and then eliminating positions as events were unfolding and before the true extent of the problems were disclosed. These accounting improprieties also had an impact on other holdings in the portfolio. As each new scandal broke, investors began to question the quality of management and financials statements at other companies, often condemning them solely due to their association with the companies coming under fire.

Pharmaceuticals hindered performance; consumer staples helped

The Fund’s healthcare holdings proved a deterrent to performance for the year. Within healthcare, the portfolio focused on large-cap pharmaceuticals, many of which were struggling with lengthy FDA approval times, limited price power and a less robust product pipeline. The Fund’s position in consumer staples, on the other hand, positively contributed to performance. In particular, the Fund saw support from Anheuser-Busch Companies, General Dynamics and Wal-Mart.

Remaining cautious until economy and markets find direction

High corporate and consumer debt levels, coupled with a weaker dollar, may act as a head wind on growth. But, investor sentiment is very unpredictable. Going forward, the Fund will remain relatively cautious, at least until there is a better indication of the direction in which the economy and market are heading.

20
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Large-Cap Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund A Shares	–22.97%	–9.51%	6.18%	—	8.93%
PIMCO RCM Fund A Shares (adjusted)	–27.21%	–11.20%	4.99%	—	7.81%
PIMCO RCM Large-Cap Growth Fund B Shares	–23.53%	–10.19%	5.40%	—	8.12%
PIMCO RCM Large-Cap Growth Fund B Shares (adjusted)	–27.35%	–10.91%	5.11%	—	8.00%
PIMCO RCM Large-Cap Growth Fund C Shares (adjusted)	–24.36%	–10.22%	5.38%	—	8.11%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	0.80%	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	6.5%
Microsoft Corp.	4.4%
Anheuser-Busch Cos., Inc.	4.0%
American International Group, Inc.	3.7%
Wal-Mart Stores, Inc.	3.3%
PepsiCo, Inc.	3.2%
General Electric Co.	3.2%
Fannie Mae	3.0%
Pharmacia Corp.	2.8%
Johnson & Johnson	2.6%
Top Ten Total	36.7%

TOP 5 RELATED INDUSTRIES

Healthcare	24.1%
Consumer Staples	18.2%
Financial & Business Services	15.4%
Technology	10.7%
Consumer Discretionary	7.3%

PORTFOLIO COMPOSITION

Common Stock	95.2%
Cash Equivalents	4.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in large-cap equity securities of U.S. companies. This Fund may invest up to 20% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

21
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Mid-Cap Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Small to medium capitalization equity securities.	NUMBER OF SECURITIES IN THE PORTFOLIO: 100 FUND INCEPTION DATE: 11/06/79	TOTAL NET ASSETS: 355.0 million PORTFOLIO MANAGERS: Team Approach

Mid-cap companies dependent on consumer spending continued to offer attractive opportunities.

A team of investment professionals specializing in medium capitalization companies manages the RCM Mid-Cap Fund. The team is responsible for the day-to-day operations of the portfolio and works closely with analysts covering midcap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Returns reflect general market weakness

PIMCO RCM Mid-Cap Fund returned –28.64% for the year ending June 30, 2002—results that reflected the overall weakness in equity markets and especially in growth stocks. This return underperformed the Fund’s benchmark, the Russell Mid-Cap Growth Index, which fell 26.34% during the period. The Lipper Mid-Cap Growth Fund Average fell 25.20%. Over the longer term, the Fund maintains a strong relative performance record, returning an average 3.32% annually for the five-year period ending June 30, 2002. This return surpassed the Fund’s benchmark and Lipper Average, which returned 2.26% and 2.73% respectively, over the same time period.

Technology’s short rally didn’t help performance

The twelve months covered in this report saw great volatility in mid-cap stocks. The Fund’s strategy in this environment was to remain underweight in technology relative to it’s benchmark, while favoring relatively conservative sectors. This technology underweight, however, limited the Fund’s ability to capture fully the strong but short-lived tech rally during the fourth quarter. Fortunately, the Fund recovered some of this ground in the first half of 2002, in part by underweighting communications equipment and overweighting healthcare equipment and supplies relative to its benchmark.

Stock selection buffered by industry strategy

Overall, stock selection hindered the Fund’s performance over the year, while industry strategy buffered the declines. Holdings in software were the most detrimental to the Fund, with names such as Amdocs, PeopleSoft Inc. and CheckPoint Systems Inc. all falling as investors fled technology. The Fund’s holdings in commercial services and supplies also hurt performance, with independent power producer Calpine Corp. leading the decline.

Consumer-related sectors supported performance

The Fund’s better-performing stocks were in consumer-sensitive sectors. Top ten holding Williams-Sonoma Inc., a leading retailer of household products, is a good example. Supported by a robust housing market and strong consumer spending, this stock rose 58% in the year to June. Another example is Electronic Arts, the top video game publisher in the country, which rose 14%.

Consistent strategy should help Fund weather further volatility

Mid-caps should thrive in the current slow growth, low-inflationary environment. In addition, investor frustration with high-profile mega-caps should favor smaller-cap investing. However, investor concerns about corporate governance, if not addressed, threaten to overcome these prospects. We expect volatility to continue near term and will reassess the positioning of the Fund in response to the macro-economic and micro-economic inputs that unfold in the days and months ahead.

22
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund A Shares	–28.64%	–6.37%	3.32%	9.87%	15.62%
PIMCO RCM Mid-Cap Fund A Shares (adjusted)	–32.56%	–8.12%	2.15%	9.25%	15.33%
PIMCO RCM Mid-Cap Fund B Shares	–28.59%	–6.79%	2.75%	9.27%	15.33%
PIMCO RCM Mid-Cap Fund B Shares (adjusted)	–32.16%	–7.12%	2.65%	9.27%	15.33%
PIMCO RCM Mid-Cap Fund C Shares (adjusted)	–29.30%	–6.79%	2.75%	9.19%	14.85%
Russell Mid-Cap Growth Index	–26.34%	–9.16%	2.26%	9.55%	—
Lipper Mid-Cap Growth Fund Average	–25.20%	–5.49%	2.73%	9.44%	—

TOP 10 HOLDINGS	% of Total Investments
Electronic Arts, Inc.	2.3%
Starwood Hotels & Resorts Worldwide, Inc.	2.2%
Noble Corp.	2.0%
Expeditors International Washington, Inc.	1.8%
Microchip Technology, Inc.	1.8%
The BISYS Group, Inc.	1.8%
IDEC Pharmaceuticals Corp.	1.7%
Dollar Tree Stores, Inc.	1.7%
Weatherford International, Ltd.	1.7%
Hilton Hotels Corp.	1.7%
Top Ten Total	18.7%

TOP 5 RELATED INDUSTRIES

Technology	22.4%
Healthcare	21.5%
Consumer Discretionary	17.2%
Financial & Business Services	11.6%
Energy	9.2%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund normally invests 80% of its total assets and at least 80% of its investments in equity and equity-related securities of small- to medium-sized U.S. companies. This fund may invest up to 10% in foreign issuers, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

23
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Tax-Managed Growth Fund

OBJECTIVE: Seeks after-tax growth of capital. PORTFOLIO: A broadly diversified portfolio of equity securities of U.S. issuers.	NUMBER OF SECURITIES IN THE PORTFOLIO: 40 FUND INCEPTION DATE: 12/30/98	TOTAL NET ASSETS: $7.0 million PORTFOLIO MANAGERS: Team Approach

For the second year in a row, the Fund paid no distribution—and still managed to outperform its Lipper Average.

A team of investment professionals specializing in tax-sensitive portfolio management is responsible for the day-to-day operations of the RCM Tax-Managed Growth Fund. The team works closely with analysts covering mid-and large-cap companies and focuses their efforts on generating long-term capital appreciation and enhancing after-tax returns for shareholders. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperforms Lipper Average

Tax considerations aside, the year ending June 30, 2002 was a challenging period for stock investors. The markets had barely begun to recover from technology’s 2000 meltdown when investors were bombarded with terrorist attacks, corporate accounting scandals and a falling U.S. dollar. The result was that large-cap stock funds in general, as measured by the Lipper Large-Cap Growth Fund Average, fell 25.48% during the year. The PIMCO RCM Tax-Managed Growth Fund was able to outperform this average, but it still posted negative absolute returns, falling 20.12% over the twelve months. In the same manner, the Fund did considerably better than its peers over the three year period ending June 30, 2002, returning an annual average of –7.58% versus –13.50% for the Lipper Average.

Timely selling limited losses

The Fund held positions in both Enron and Tyco during the year, both of which hurt performance. The damage could have been much worse, however, had the Fund not trimmed and then eliminated holdings when questions about management and financials were brought to light.

Pharmaceutical stocks hindered by industry conditions

The Fund was, and continues to be, overweight in healthcare relative to its benchmark (the S&P 500 Index). This position negatively affected performance over the year. The single largest detractor within healthcare was the Fund’s pharmaceutical stocks. Large-cap pharmaceutical companies spent much of the year struggling with lengthy FDA approval times, while at the same time facing limited pricing power and a less robust product pipeline. The Fund remains confident in the healthcare sector, however, as many of the sub-sectors outside of pharmaceuticals offer the solid fundamentals and demographic profiles we seek.

Consumer-related sectors benefited performance

Until recently, consumers were relatively confident about an economic recovery and were spending accordingly. Many of the Fund’s most successful stocks during the past year were in companies that benefited from that spending. For example, the Fund had positive contributions from Anheuser-Busch Companies and Walgreen Co.

Losses put to use in tax management strategy

As of June 30, 2002, the Fund still carried a net loss. Using these losses, in conjunction with a swap trading strategy, has allowed the Fund to manage taxable distributions. As a result, for the second consecutive calendar year, the Fund avoided paying any distribution to its shareholders.

Remaining cautious until economy and markets find direction

High corporate and consumer debt levels, coupled with a weaker dollar, may act as a head wind on growth. But, investor sentiment is very unpredictable. Going forward, the Fund will remain relatively cautious, at least until there is a better indication of where the economy and the market are heading.

24
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Tax-Managed Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Equity Fund A Shares	–20.12%	–7.58%	—	—	–1.25%
PIMCO RCM Tax-Managed Growth Equity Fund A Shares (adjusted)	–24.51%	–9.31%	—	—	–2.83%
PIMCO RCM Tax-Managed Growth Equity Fund B Shares	–20.65%	–8.25%	—	—	–1.96%
PIMCO RCM Tax-Managed Growth Equity Fund B Shares (adjusted)	–24.62%	–9.16%	—	—	–2.80%
PIMCO RCM Tax-Managed Growth Equity Fund C Shares (adjusted)	–21.45%	–8.25%	—	—	–1.96%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	4.6%
Anheuser-Busch Cos., Inc.	4.3%
Walgreen Co.	4.3%
Microsoft Corp.	4.2%
Federated Investors, Inc.	3.5%
Wyeth	3.5%
Pharmacia Corp.	3.5%
SYSCO Corp.	3.4%
PepsiCo, Inc.	3.3%
General Electric Co.	3.3%
Top Ten Total	37.9%

TOP 5 RELATED INDUSTRIES

Healthcare	23.0%
Consumer Staples	18.4%
Financial & Business Services	18.3%
Technology	8.4%
Capital Goods	5.7%

PORTFOLIO COMPOSITION

Common Stock	88.2%
Cash Equivalents	11.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund invests in a diversified portfolio of equities of US companies and may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

25
6.30.02 PIMCO Funds Annual Report

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. There is no guarantee that these or any other investment techniques will be effective under all market conditions. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC (“Dresdner RCM”). Research data used by GrassrootsSM to generate GrassrootsSM Research recommendations is received from reporters and field force investigators who work as independent contractors for broker-dealers who supply research to Dresdner RCM and certain affiliates in connection with brokerage services. The information and opinions have been compiled and arrived from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Class A, B & C shares began on 2/02 for RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth.Returns represent the blended performance of the Fund’s retail shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. Class A, B & C shares began on 2/02 for RCM Global Healthcare & RCM Biotechnology. Returns represent the blended performance of the Fund’s A, B & C shares and the prior performance of the Fund’s D shares, adjusted, as necessary, to reflect different sales charges and different operating expenses. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns are for Class C shares. Class C shares have a 1% CDSC, which may apply in the first year of ownership. Returns are for Class C shares. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.The MSCI Emerging Markets Free is an unmanaged group of international stocks representing countries with emerging markets whose Gross National Product is substantially below the average of developed countries. The MSCI Europe is a market-capitalization-weighted benchmark index made up of equities from 15 European countries. France, Germany and the United Kingdom represent about two-thirds of the index. The MSCI All Countries World Free Index is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. TheMSCI World Small Cap Index is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.The MSCI EAFE is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East.The Russell Mid-Cap Growth Measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. It is not possible to invest directly into an unmanaged index. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. For additional details on the Funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO.

An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

26
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Biotechnology Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 93.0%
Healthcare 93.0%
3 Dimensional Pharmaceuticals, Inc. (b)	611,700	$2,722
Abgenix, Inc. (b)	410,000	4,055
Actelion Ltd. (b)	35,800	1,296
Adolor Corp. (b)	315,600	3,554
Affymetrix, Inc. (b)	284,500	6,825
Amgen, Inc. (b)	534,500	22,385
Amylin Pharmaceuticals, Inc. (b)	575,000	6,290
Anthem, Inc. (b)	131,100	8,847
Applied Molecular Evolution, Inc. (b)	473,600	2,737
Aventis SA	18,200	1,287
Biogen, Inc. (b)	178,600	7,399
Biomet, Inc.	223,000	6,048
Cell Genesys, Inc. (b)	244,300	3,295
Cell Therapeutics, Inc. (b)	351,400	1,918
Cephalon, Inc. (b)	305,500	13,809
Charles River Laboratories International, Inc. (b)	158,810	5,566
Cubist Pharmaceuticals, Inc. (b)	136,000	1,280
CV Therapeutics, Inc. (b)	180,000	3,352
Deltagen, Inc. (b)	820,300	2,010
Enzon, Inc. (b)	118,000	2,904
Esperion Therapeutics, Inc. (b)	575,000	3,122
Genentech, Inc. (b)	297,888	9,979
Gilead Sciences, Inc. (b)	575,100	18,909
HCA, Inc.	60,900	2,893
Human Genome Sciences, Inc. (b)	247,800	3,321
IDEC Pharmaceuticals Corp. (b)	683,200	24,219
Immunex Corp. (b)	362,200	8,092
Indevus Pharmaceuticals, Inc. (b)	600,000	696
InterMune, Inc (b)	323,400	6,824
La Jolla Pharmaceutical Co. (b)	260,200	1,626
Laboratory Corp. of America Holdings (b)	160,200	7,313
MedImmune, Inc. (b)	798,800	21,088
Medtronic, Inc.	139,100	5,960
Millennium Pharmaceuticals, Inc. (b)	465,700	5,658
NeoPharm, Inc. (b)	154,550	1,943
Neurocrine Biosciences, Inc. (b)	197,100	5,647
NPS Pharmaceuticals, Inc. (b)	149,400	2,289
OSI Pharmaceuticals, Inc. (b)	277,000	6,654
Protein Design Labs, Inc. (b)	393,900	4,278
Rita Medical Systems, Inc. (b)	150,000	1,500
Serono SA	13,425	8,830
Settle Genetics, Inc. (b)	550,500	2,868
Trimeris, Inc. (b)	110,400	4,901
Versicor, Inc. (b)	313,100	4,211
Wellpoint Health Networks, Inc. (b)	43,600	3,393

Total Common Stocks (Cost $414,759)		273,793

SHORT-TERM INSTRUMENTS 5.6%
	Principal Amount (000s)
Repurchase Agreement 5.6%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.250% due 09/10/2003 valued at $16,963. Repurchase proceeds are $16,632.)	$16,630	16,630

Total Short-Term Instruments (Cost $16,630)		16,630

Total Investments (a) 98.6%		$290,423
(Cost $431,389)

Other Assets and Liabilities (Net) 1.4%		4,053

Net Assets 100.0%		$294,476

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $444,882 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$7,065
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(161,524)

Unrealized depreciation-net	$(154,459)

(b)	Non-income producing security.

See accompanying notes
27
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Emerging Markets Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.3%
Brazil 8.2%
Aracruz Celulose SA - SP ADR	5,000	$100
Companhia de Bebidas das Americas SP - ADR	8,300	129
Companhia Paranaense de Energia-Copel SP - ADR	12,500	51
Companhia Vale do Rio Doce SP - ADR (b)	10,500	291
Petroleo Brasileiro SA	3,000	52
Tele Centro Oeste Celular Participacoes SA SP - ADR	15,000	66
Tele Norte Leste Participacoes SA SP - ADR	4,000	40

		729

Chile 0.9%
Banco Santander Chile SP - ADR	2,900	38
Compania de Telecomunicaciones de Chile SA SP - ADR	3,500	43

		81

China 7.2%
China Mobile (Hong Kong) Ltd. (b)	38,000	112
China Mobile (Hong Kong) Ltd. SP - ADR (b)	11,500	168
China Resources Enterprise Ltd. (b)	100,000	117
Huaneng Power International, Inc.	72,000	59
TCL International Holdings Ltd.	660,000	184

		640

Czech Republic 0.8%
Komercni Banka AS (b)	1,400	72

Hungary 5.6%
Demasz Rt.	4,091	162
Gedeon Richter Rt.	1,800	103
OTP Bank Rt.	29,000	228

		493

India 6.4%
Cipla Ltd. (b)	3,950	76
Dr. Reddy’s Laboratories Ltd.	3,700	72
Gujarat Ambuja Cements Ltd. (b)	21,500	90
Housing Development Finance Corp. Ltd. (b)	4,500	60
Infosys Technology Ltd. (b)	2,400	161
Ranbaxy Laboratories Ltd. (b)	6,000	108

		567

Israel 2.0%
Check Point Software Technologies Ltd. (b)	2,400	33
Teva Pharmaceutical Industries Ltd. SP - ADR	2,200	147

		180

Malaysia 1.9%
Gamuda Bhd.	50,000	82
Tenaga Nasional Bhd.	32,000	84

		166

Mexico 10.7%
America Movil SA de CV (b)	2,500	33
Cemex SA de CV SP - ADR	10,014	264
Grupo Financiero BBVA Bancomer, SA de CV ‘O’ (b)	230,000	188
Grupo Modelo SA de CV ‘C’	18,000	42
Telefonos de Mexico SA de CV SP - ADR	8,500	273
Wal-Mart de Mexico SA de CV ‘V’	55,500	150

		950

Peru 1.3%
Compania de Minas Buenaventura SAu SP - ADR	4,475	115

Poland 0.9%
Bank Polska Kasa Opieki SA (b)	3,500	80

Russia 3.4%
Mobile Telesystems SP - ADR	5,920	179
Surgutneftegaz SP - ADR	6,200	121

		300

South Africa 11.7%
Anglo American Platinum Corp. Ltd.	1,900	74
Anglo American PLC	17,200	285
AngloGold Ltd.	1,000	53
Impala Platinum Holdings Ltd.	3,870	213
Johnnic Holdings Ltd.	9,000	36
Nedcor Ltd.	12,025	136
Sasol Ltd.	10,800	115
Standard Bank Group Ltd. (b)	40,500	125

		1,037

South Korea 18.9%
Korea Electric Power Corp.	4,800	$88
KT Corp.	1,300	52
KT Corp. SP - ADR	6,500	141
POSCO	900	100
Samsung Electronics Co. Ltd.	2,600	711
Samsung Securities Co., Ltd. (b)	3,000	86
Shinhan Financial Group Co., Ltd. (b)	16,400	232
SK Telecom Co., Ltd. SP - ADR	10,600	263

		1,673

Taiwan 14.5%
ASE Test Ltd. (b)	1,500,000	205
AU Optronics Corp. (b)	80,000	75
Compal Electronics, Inc. (b)	54,750	53
Delta Electronics, Inc.	123,050	166
President Chain Store Corp.	63,000	118
Quanta Computer, Inc.	31,000	87
Siliconware Precision Industries Co. (b)	75,000	53
Taiwan Secom	90,000	83
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	143,704	292
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (b)	11,550	150

		1,282

Thailand 1.9%
Advanced Info. Service Public Co. Ltd.	170,000	164

Total Investments (a) 96.3%		$8,529
(Cost $8,493)

Other Assets and Liabilities (Net) 3.7%		327

Net Assets 100.0%		$8,856

Notes to Schedule of Investments (amounts in thousands):
(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $8,850 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$670
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(991)

Unrealized depreciation-net	$(321)

(b) Non-income producing security

See accompanying notes

28
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Europe Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.0%
Belgium 1.5%
Interbrew	14,450	$414

Denmark 1.2%
Vestas Wind Systems	12,725	345

Finland 1.0%
Nokia Oyj SP - ADR	19,925	289

France 17.3%
Aventis SA	7,660	542
BNP Paribas SA	20,525	1,133
L’Oreal SA	6,470	504
Pernod Ricard	3,150	308
Sanofi-Synthelabo SA	7,220	438
Technip-Coflexip SA	5,465	574
TotalFinaElf SA	4,240	687
Vinci	9,000	609

		4,795

Germany 19.7%
Adidas-Salomon AG	12,950	1,062
Altana AG	13,625	738
Bayerische Motoren Werke AG	11,720	475
Deutsche Lufthansa AG	38,940	553
Infineon Technologies AG - ADR	11,770	182
Marschollek, Lautenschlaeger und Partner AG	4,670	145
Muenchener Rueckversicherungs - Gesellschaft AG	2,930	693
SAP AG	19,030	462
Schering AG	17,800	1,119

		5,429

Greece 1.3%
Hellenic Telecommunications Organization SA (OTE)	22,200	350

Italy 7.6%
Alleanza Assicurazioni	26,070	250
Eni SpA (b)	43,600	692
Recordati SpA	26,200	708
Saipem	61,000	438

		2,088

Netherlands 0.9%
ING Groep NV (b)	9,380	240

Norway 1.3%
Tandberg ASA (b)	31,000	365

Portugal 1.8%
Portugal Telecom SA (b)	71,400	503

Spain 1.6%
Banco Popular Espanol SA	10,000	441

Sweden 2.1%
Skandinaviska Enskilda Banken	56,290	590

Switzerland 13.2%
Adecco SA (b)	9,975	591
Converium Holding AG	5,125	264
Credit Suisse Group	16,880	535
Logitech International S.A. (b)	12,020	558
Nestle SA	1,586	369
STMicroelectronics NV - NY	12,970	316
Swisscom AG	1,510	438
UBS AG (b)	11,720	588

		3,659

United Kingdom 28.5%
AstraZeneca PLC SP - ADR	8,170	335
Barclays PLC	88,860	748
British Sky Broadcasting Group PLC (b)	60,535	581
Capita Group	68,260	325
Compass Group PLC	95,000	576
-Diageo PLC	41,375	537
Dixons Group PLC	204,550	596
Man Group PLC	43,755	687
Rank Group PLC	103,500	422
Reckitt Benckiser PLC	55,475	996
Rio Tinto PLC	28,690	526
Royal Bank of Scotland Group PLC	27,375	776
Vodafone Group PLC	277,368	381
WPP Group PLC	47,200	399

		7,885

Total Common Stocks (Cost $27,843)		27,393

SHORT-TERM INSTRUMENTS 6.2%
	Principal Amount (000s)
Repurchase Agreement 6.2%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.150% due 08/28/2003 valued at $1,750. Repurchase proceeds are $1,714.)	$1,714	1,714

Total Short-Term Instruments (Cost $1,714)		1,714

Total Investments (a) 105.2%		$29,107
(Cost $29,557)
Other Assets and Liabilities (Net) (5.2%)		(1,442)

Net Assets 100.0%		$27,665

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $31,200 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$1,452
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(3,545)

Unrealized depreciation-net	$(2,093)

(b) Non-income producing security.

See accompanying notes

29
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.3%
Aerospace 5.4%
BAE Systems PLC	4,225	$22
General Dynamics Corp.	100	11
Lockheed Martin Corp.	340	24

		57

Banking & Finance 3.7%
Barclays PLC	2,080	17
Kookmin Bank	220	11
UBS AG (b)	220	11

		39

Building 2.3%
Lafarge SA	240	24

Capital Goods 7.3%
American Standard Cos., Inc. (b)	220	16
Carter Holt Harvey Ltd.	10,850	10
GKN PLC	3,400	16
Samsung Heavy Industries (b)	6,300	23
SMC Corp.	100	12

		77

Communications 1.6%
KT Corp. SP—ADR	780	17

Consumer Discretionary 7.5%
Adidas-Salomon AG	140	11
Coach, Inc. (b)	435	24
Estee Lauder Cos.	630	22
Gucci Group	115	11
Office Depot, Inc. (b)	630	11

		79

Consumer Services 4.3%
Group 4 Falck AS	700	24
Starwood Hotels & Resorts Worldwide, Inc.	630	21

		45

Consumer Staples 4.4%
Procter & Gamble Co.	225	20
Reckitt Benckiser PLC	1,450	26

		46

Energy 6.9%
CNOOC Ltd.	8,000	11
Nabors Industries Ltd. (b)	680	24
Noble Corp. (b)	640	25
TotalFinaElf SA (b)	85	13

		73

Financial & Business Services 15.2%
Capital One Financial Corp.	385	23
China Resources Enterprise Ltd.	18,000	21
Fifth Third Bancorp	265	18
First Data Corp.	550	20
Lehman Brothers Holdings, Inc.	355	22
Nomura Securities Co. Ltd.	1,000	15
Orix Corp.	100	8
U.S. Bancorp	910	21
Willis Group Holdings Ltd. (b)	380	12

		160

Healthcare 18.7%
Anthem, Inc. (b)	345	23
Forest Laboratories, Inc. (b)	145	10
HCA, Inc.	470	22
International Flavors & Fragrances	650	21
King Pharmaceuticals, Inc. (b)	800	18
MedImmune, Inc. (b)	530	14
Medtronic, Inc.	120	5
Pfizer, Inc.	880	31
Pharmacia Corp.	490	18
Schering AG	195	12
Shoppers Drug Mart Corp.	1,400	23

		197

Materials & Processing 6.8%
Alcan, Inc.	285	11
BHP Billiton Ltd.	1,996	12
BHP Billiton PLC	1,440	8
Newmont Mining Corp.	730	19
Weyerhaeuser Co.	330	21

		71

Technology 13.4%
Apple Computer, Inc. (b)	910	16
Kyocera Corp.	200	15
Microsoft Corp. (b)	680	37
Motorola, Inc.	1,150	17
Murata Manufacturing Co. Ltd.	200	13
Sony Corp.	400	21
THQ, Inc. (b)	725	22

		141

Transportation 0.8%
Cathay Pacific Airways Ltd.	5,000	8

Total Common Stocks (Cost $1,030)		1,034

SHORT-TERM INSTRUMENTS 3.5%
	Principal Amount (000s)
Repurchase Agreement 3.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 2.750% due 06/13/2003 valued at $40. Repurchase proceeds are $37.)	$37	37

Total Short-Term Instruments (Cost $37)		37

Total Investments (a) 101.8% (Cost $1,067)		$1,071

Other Assets and Liabilities (Net) (1.8%)		(19)

Net Assets 100.0%		$1,052

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,074 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$ 37
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(40)

Unrealized depreciation-net	$ (3)

(b) Non-income producing security.

See accompanying notes

30
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Global Healthcare Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.0%
Consumer Discretionary 2.1%
AdvancePCS (b)	150,000	$ 3,591

Healthcare 94.9%
Abgenix, Inc. (b)	41,300	408
Adolor Corp. (b)	152,200	1,714
American Pharmaceutical Partners, Inc. (b)	105,000	1,298
AmerisourceBergen Corp.	49,900	3,792
Amgen, Inc. (b)	105,100	4,402
Anthem, Inc. (b)	67,200	4,535
Applied Molecular Evolution, Inc. (b)	104,700	605
Aventis SA	42,000	2,971
Axcan Pharma, Inc. (b)	114,400	1,709
Baxter International, Inc.	90,900	4,041
Biomet, Inc.	165,500	4,488
Biovail Corp. (b)	52,600	1,523
Boston Scientific Corp. (b)	211,200	6,192
Cambridge Antibody Technology Group, PLC (b)	19,500	308
Cardinal Health, Inc.	84,000	5,158
Cephalon, Inc. (b)	87,300	3,946
Conceptus, Inc. (b)	95,586	1,576
CV Therapeutics, Inc. (b)	25,000	465
Eli Lilly & Co.	36,100	2,036
Forest Laboratories, Inc. (b)	37,800	2,676
Genentech, Inc. (b)	81,200	2,720
Gilead Sciences, Inc. (b)	85,000	2,795
HCA, Inc.	128,500	6,104
IDEC Pharmaceuticals Corp. (b)	119,000	4,219
Indevus Pharmaceuticals, Inc. (b)	19,700	23
InterMune, Inc (b)	74,000	1,561
Johnson & Johnson	118,600	6,198
King Pharmaceuticals, Inc. (b)	110,000	2,447
Kyphon, Inc. (b)	107,200	1,563
Laboratory Corp. of America Holdings (b)	81,000	3,698
MedImmune, Inc. (b)	52,200	1,378
Medtronic, Inc.	197,400	8,459
Millennium Pharmaceuticals, Inc. (b)	75,000	911
NeoPharm, Inc. (b)	14,900	187
Pfizer, Inc.	316,200	11,067
Pharmacia Corp.	191,700	7,179
Rita Medical Systems, Inc. (b)	227,800	2,278
Schering AG	65,000	4,087
Schering-Plough Corp.	134,800	3,316
Serono SA	1,900	1,250
Settle Genetics, Inc. (b)	120,000	625
St. Jude Medical, Inc. (b)	66,300	4,896
Stryker Corp.	59,800	3,200
Tenet Healthcare Corp. (b)	66,000	4,722
Therasense, Inc. (b)	88,600	1,634
Thoratec Corp. (b)	39,800	358
UCB S.A.	50,000	1,831
Universal Health Services, Inc. ‘B’ (b)	20,000	980
Urologix, Inc. (b)	134,600	1,722
Varian Medical Systems, Inc. (b)	51,000	2,068
VCA Antech, Inc. (b)	153,600	2,435
Wellpoint Health Networks, Inc. (b)	33,900	2,638
Wyeth	152,700	7,818

		160,210

Total Common Stocks (Cost $184,573)		163,801

PURCHASED CALL OPTIONS 0.0%
	Principal Amount (000s)
King Pharmaceuticals, Inc. Strike @ 22.500 Exp. 06/17/2002 (b)	$ 1	74

Total Purchased Call Options (Cost $82)		74

SHORT-TERM INSTRUMENTS 2.9%
Repurchase Agreement 2.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 3.520% due 11/06/2003 valued at $5,030. Repurchase proceeds are $4,929.)	$4,928	$4,928

Total Short-Term Instruments (Cost $4,928)		4,928

Total Investments (a) 99.9% (Cost $189,583)		$168,803

Other Assets and Liabilities (Net) 0.1%		140

Net Assets 100.0%		$168,943

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $194,075 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$7,994
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(33,266)

Unrealized depreciation-net	$(25,272)

(b) Non-income producing security.

See accompanying notes

31
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Small-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.0%
Aerospace 2.2%
EDO Corp.	8,000	$228
MTC Technologies, Inc. (b)	2,900	53

		281

Building 0.7%
Boral, Inc. Ltd. (b)	45,000	95

Capital Goods 6.3%
Asyst Technologies, Inc. (b)	4,500	92
Dura Automotive Systems, Inc. (b)	7,400	154
Manufacturers’ Services Ltd. (b)	25,000	121
Microsemi Corp. (b)	7,000	46
Saurer AG	6,800	201
Tower Automotive, Inc. (b)	8,000	112
Tubos de Acero de Mexico SA	9,000	83

		809

Communications 2.6%
Entercom Communications Corp. (b)	3,500	161
SKY Perfect Communications, Inc. (b)	179	176

		337

Consumer Discretionary 15.3%
Bandai Co. Ltd.	5,500	196
Daidoh Ltd.	34,000	157
DHB Industries, Inc. (b)	22,500	91
Duane Reade, Inc. (b)	3,400	116
Grupo Industrial Saltillo SA	37,500	65
Hankyu Department Stores, Inc.	24,000	183
Hibbett Sporting Goods, Inc. (b)	4,000	102
Homestyle Group PLC (b)	22,147	102
KOSE Corp. (b)	60	2
Merloni Elettrodomestici SpA	22,500	246
Pacific Sunwear of California (b)	6,000	133
Puma AG Rudolf Dassler Sport	2,100	152
Sonic Automotive, Inc. (b)	4,500	116
Take Two Interactive Software (b)	9,000	185
Xebio Co. Ltd.	7,000	117

		1,963

Consumer Services 9.5%
Aegis Group PLC	67,000	92
Benihana, Inc. (b)	8,200	154
Cheil Communication, Inc.	1,600	168
Choice Hotels International, Inc. (b)	7,000	140
Fairmont Hotels & Resorts, Inc.	9,000	232
Securicor PLC (b)	120,000	217
The Goodwill Group, Inc. (b)	30	102
Venture Link Co. Ltd.	8,300	116

		1,221

Consumer Staples 0.8%
Davide Campari-Milano SpA (b)	3,200	106

Energy 6.9%
CAL Dive International, Inc. (b)	5,300	117
Grey Wolf, Inc. (b)	40,000	162
Horizon Offshore, Inc. (b)	11,300	95
National-Oilwell, Inc. (b)	6,000	126
Patterson-UTI Energy, Inc. (b)	6,000	169
Smedvig ASA	12,500	80
Unit Corp. (b)	8,000	139

		888

Environmental Services 1.5%
Waste Connections, Inc. (b)	6,100	191

Financial & Business Services 9.7%
Alliance Data Systems Corp. (b)	6,000	153
AWD Holding AG	7,000	164
Daishin Securities Co.	6,000	93
Fidelity National Information Solutions, Inc. (b)	6,600	158
Office Building Fund of Japan, Inc.	30	139
Per Se Technologies, Inc. (b)	7,000	64
PFF Bancorp, Inc.	3,000	115
Prosperity Bancshares, Inc.	6,600	120
Scottish Annuity & Life Holdings, Ltd.	7,000	134
Trustmark Corp.	4,000	102

		1,242

Healthcare 12.8%
American Pharmaceutical Partners, Inc. (b)	10,000	124
Amylin Pharmaceuticals, Inc. (b)	12,500	137
Axcan Pharma, Inc. (b)	15,000	224
CV Therapeutics, Inc. (b)	3,000	56
Getinge AB, B Shares	3,400	66
LifePoint Hospitals, Inc. (b)	3,600	131
Neurocrine Biosciences, Inc. (b)	2,200	63
Recordati SpA	8,000	216
Renal Care Group, Inc. (b)	8,200	255
Therasense, Inc. (b)	5,900	109
Transkaryotic Therapies, Inc. (b)	2,000	72
Triad Hospitals, Inc. (b)	4,500	191

		1,644

Materials & Processing 6.8%
Ball Corp.	3,000	124
Newcrest Mining Ltd. (b)	22,000	94
Nippon Shokubai Co. Ltd. (b)	35,000	176
Omnova Solutions, Inc.	22,500	189
Silgan Holdings, Inc. (b)	4,300	174
Toppan Forms Co. Ltd.	7,000	118

		875

Technology 19.6%
Actuate Corp. (b)	13,000	59
Advanced Energy Industries (b)	3,500	77
Artisan Components, Inc. (b)	20,000	180
Business Objects SA SP - ADR (b)	3,500	98
Capcom Co. Ltd.	6,200	160
Citizen Electronics Co. Ltd.	2,000	167
Companie Generale de Geophysique SA (b)	2,600	88
Concurrent Computer Corp. (b)	17,500	81
Game Group PLC	125,000	233
Imagis Technologies, Inc. (b)	30,000	39
Integrated Circuit Systems, Inc. (b)	5,300	107
Intralot SA (b)	7,000	137
KEC Corp.	4,000	155
Logitech International SA (b)	3,000	141
MACNICA, Inc.	4,000	124
PKL Corp. (b)	2,650	104
Tandberg ASA (b)	21,800	256
TCL International Holdings Ltd.	330,000	92
Teleplan International NV (b)	16,000	96
UTStarcom, Inc. (b)	6,000	121

		2,515

Transportation 2.7%
Go-Ahead Group PLC	4,900	49
Railamerica, Inc. (b)	14,000	151
Swift Transportation Co., Inc. (b)	6,000	140

		340

Utilities 0.6%
Demasz Rt.	2,036	81

Total Common Stocks (Cost $12,396)		12,588

SHORT-TERM INSTRUMENTS 1.3%
	Principal Amount (000s)
Repurchase Agreement 1.3%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 6.000% due 05/15/2011 valued at $174. Repurchase proceeds are $170.)	$170	170

Total Short-Term Instruments (Cost $170)		170

Total Investments (a) 99.3%		$12,758
(Cost $12,566)

Other Assets and Liabilities (Net) 0.7%		86

Net Assets 100.0%		$12,844

See accompanying notes

32
PIMCO Funds Annual Report 6.30.02

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $12,687 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$1,239
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(1,168)

Unrealized appreciation-net	$71

(b)	Non-income producing security.

See accompanying notes

33
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Technology Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 84.9%
Aerospace 5.0%
Alliant Techsystems, Inc. (c)	48,445	$3,091
Lockheed Martin Corp.	55,760	3,875
Northrop Grumman Corp. (c)	23,440	2,930
Raytheon Co.	83,670	3,410

		13,306

Capital Goods 1.4%
Hirose Electric Co., Ltd.	43,600	3,801

Communications 3.0%
Overture Services, Inc. (c)	150,160	3,751
TMP Worldwide, Inc. (c)	50,410	1,084
WebEx Communications, Inc. (c)	200,500	3,188

		8,023

Consumer Discretionary 3.4%
Amazon.com, Inc. (c)	79,500	1,292
CDW Computer Centers, Inc. (c)	61,760	2,891
Electronic Arts, Inc. (c)	2,500	165
Insight Enterprises, Inc. (c)	186,420	4,696

		9,044

Consumer Services 5.8%
eBay, Inc. (c)	205,350	12,654
Hewitt Associates, Inc. (c)	71,400	1,664
Hotels.com (c)	29,160	1,231

		15,549

Financial & Business Services 3.5%
Accenture Ltd. (c)	22,490	427
Automatic Data Processing, Inc.	1,600	70
Concord EFS, Inc. (c)	111,890	3,372
First Data Corp.	148,380	5,520
Paychex, Inc.	2,000	63

		9,452

Healthcare 1.7%
Gilead Sciences, Inc. (c)	135,440	4,453

Technology 61.1%
Affiliated Computer Services, Inc. ‘A’ (c)	189,330	8,989
Apple Computer, Inc. (c)	15,000	266
ASE Test Ltd. (c)	157,730	1,530
ASM International NV (c)	47,140	814
ASML Holding N.V. (c)	10,800	163
Atmel Corp. (c)	343,340	2,149
Brocade Communications Systems, Inc. (c)	172,770	3,020
Check Point Software Technologies Ltd. (c)	15,780	214
CIENA Corp. (c)	64,880	272
Cisco Systems, Inc. (c)	534,150	7,451
Computer Sciences Corp. (c)	81,540	3,898
Concurrent Computer Corp. (c)	27,500	128
Dell Computer Corp. (c)	215,930	5,644
Documentum, Inc. (c)	119,940	1,439
Electronic Data Systems Corp.	6,600	245
Emulex Corp. (c)	97,890	2,204
Expedia, Inc. (c)	84,580	5,015
Extreme Networks, Inc. (c)	502,620	4,911
Hewlett-Packard Co.	229,940	3,513
IBM Corp.	5,000	360
Infosys Technologies Ltd. SP—ADR	87,790	4,495
Integrated Circuit Systems, Inc. (c)	180,970	3,654
Intuit, Inc. (c)	133,700	6,648
KLA-Tencor Corp. (c)	3,900	172
L-3 Communications Holdings, Inc. (c)	45,700	2,468
Logitech International S.A. (c)	35,160	1,631
Marvell Technology Group Ltd. (c)	14,205	283
Maxim Integrated Products, Inc. (c)	49,550	1,899
McData Corp. ‘A’ (c)	16,000	141
Mercury Interactive Corp. (c)	166,530	3,824
Microchip Technology, Inc. (c)	56,695	1,555
Micron Technology, Inc. (c)	82,030	1,659
Microsoft Corp. (c)	197,460	10,687
Misys PLC	1,009,780	3,726
Motorola, Inc.	26,500	382
Murata Manufacturing Co. Ltd.	4,000	257
NetIQ Corp. (c)	81,810	1,851
Network Associates, Inc. (c)	131,290	2,530
Nvidia Corp. (c)	2,400	41
Oracle Corp. (c)	75,000	710
PeopleSoft, Inc. (c)	5,500	82
QLogic Corp. (c)	59,350	2,261
QUALCOMM, Inc. (c)	44,570	1,225
Red Hat, Inc. (c)	451,870	2,652
RF Micro Devices, Inc. (c)	70,980	541
Rohm Co.	13,260	1,979
Samsung Electronics Ltd. SP—GDR	35,560	4,882
SAP AG	5,390	131
Semtech Corp. (c)	8,740	233
Siebel Systems, Inc. (c)	17,920	255
Softbank Corp.	312,000	4,331
STMicroelectronics NV	203,940	4,962
SunGard Data Systems, Inc. (c)	84,480	2,237
Symantec Corp. (c)	81,280	2,670
Taiwan Semiconductor
Manufacturing Co. Ltd. SP—ADR (c)	385,419	5,010
Texas Instruments, Inc.	40,020	948
The BISYS Group, Inc. (c)	104,750	3,488
Tokyo Electron Ltd.	3,500	228
Unisys Corp. (c)	87,160	784
United Microelectronics Corp. SP—ADR (c)	510,700	3,754
UTStarcom, Inc. (c)	394,470	7,956
VERITAS Software Corp. (c)	64,880	1,284
Xilinx, Inc. (c)	102,850	2,307
Yahoo Japan Corp. (c)	301	6,479
Yahoo!, Inc. (c)	116,930	1,726

		163,243

Total Common Stocks (Cost $228,215)		226,871

SHORT-TERM INSTRUMENTS 17.6%
	Principal Amount (000s)
Repurchase Agreement 17.6%
State Street Bank1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 1.690% due 12/29/2003 valued at $47,951. Repurchase proceeds are $47,016.)	$47,010	47,010

Total Short-Term Instruments (Cost $47,010)		47,010

Total Investments (a) 102.5% (Cost $275,225)		$273,881

Written Options (b) (0.7%) (Premiums $1,721)		(1,849)

Other Assets and Liabilities (Net) (1.8%)		(4,717)

Net Assets 100.0%		$267,315

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $288,592 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$18,918
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(33,629)

Unrealized depreciation-net	$(14,711)

See accompanying notes

34
PIMCO Funds Annual Report 6.30.02

(b)	Premiums received on written options:

Type	# of Contracts	Premium	Value
Call—OTC L 3 Communications Holding Corp. Strike @ 65.000 Exp. 10/19/2002	145	$54	$28
Call—CBOE Alliant Techsystems, Inc. Strike @ 73.375 Exp. 08/17/2002	270	103	101
Call—AMEX Gilead Sciences Inc. Strike @ 40.000 Exp. 08/17/2002	1,354	208	108
Call—AMEX L 3 Communications Holding Corp. Strike @ 65.000 Exp. 07/20/2002	312	72	4
Call—AMEX Overture Services, Inc. Strike @ 25.000 Exp. 08/17/2002	819	145	221
Call—AMEX Raytheon Co. Strike @ 45.000 Exp. 11/16/2002	712	186	121
Put—AMEX Marvell Technology Group Ltd. Strike @ 32.500 Exp. 08/17/2002	900	420	1,139
Put—AMEX Overture Services, Inc. Strike @ 17.500 Exp. 08/17/2002	2,030	533	127

		$1,721	$1,849

(c)	Non-income producing security.

See accompanying notes

35
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM International Growth Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.8%
Australia 2.7%
BHP Billiton Ltd.	265,710	$1,541
National Australia Bank Ltd.	46,072	918
Westpac Banking Corp. Ltd.	136,000	1,244

		3,703

Belgium 0.9%
Interbrew	44,310	1,270

Bermuda 0.7%
Accenture Ltd. (b)	53,980	1,026

Brazil 0.6%
Companhia Vale do Rio Doce SP—ADR (b)	32,410	897

Canada 1.0%
Alcan, Inc.	21,100	792
Loblaw Cos. Ltd.	14,770	608

		1,400

China 3.4%
Cathay Pacific Airways Ltd.	844,000	1,293
China Mobile (Hong Kong) Ltd. (b)	411,000	1,215
CNOOC Ltd.	1,369,000	1,834
Sun Hung Kai Properties	49,000	372

		4,714

Denmark 0.6%
Vestas Wind Systems	32,500	880

Finland 1.2%
Nokia Corp.	84,600	1,236
Nokia Oyj SP—ADR	35,000	507

		1,743

France 11.2%
Aventis SA	38,177	2,700
BNP Paribas SA	61,698	3,406
Carrefour SA	4,800	259
Lafarge SA	5,163	514
L’Oreal SA	14,770	1,150
Sanofi-Synthelabo SA	25,320	1,538
Technip-Coflexip SA	14,930	1,569
TotalFinaElf SA (b)	18,572	3,010
Vinci	12,660	857
Vivendi Environnement	18,443	568

		15,571

Germany 8.1%
Adidas-Salomon AG	8,440	692
Altana AG	25,770	1,396
Bayerische Motoren Werke AG	39,940	1,619
Deutsche Lufthansa AG	103,310	1,466
Muenchener Rueckversicherungs - Gesellschaft AG	9,695	2,294
SAP AG	11,755	1,150
SAP AG—ADR	15,000	364
Schering AG	35,130	2,209

		11,190

Ireland 0.3%
CRH PLC	29,137	487

Israel 1.0%
Teva Pharmaceutical Industries Ltd. SP—ADR	21,100	1,409

Italy 4.2%
Alleanza Assicurazioni	71,950	689
Eni SpA (b)	232,559	3,691
Telecom Italia Mobile SpA	143,428	587
Telecom Italia SpA	58,759	459
Telecom Italia Sp—RNC	71,600	379

		5,805

Japan 22.6%
Bridgestone Corp.	139,000	1,913
Credit Saison Co. Ltd.	84,300	2,001
Fuji Photo Film Co.	83,000	2,680
Hokuto Corp.	24	1
Honda Motor Co. Ltd.	46,400	1,881
Kyocera Corp.	25,000	1,825
Mabuchi Motor Co. Ltd.	10,900	1,074
Marui Co. Ltd.	122,500	1,552
Millea Holdings, Inc.	46	378
Minebea Co. Ltd.	206,000	1,210
Murata Manufacturing Co. Ltd.	31,000	1,991
Nomura Holdings, Inc.	106,000	1,556
NTT DoCoMo, Inc.	180	443
Orix Corp.	17,200	1,388
Ricoh Co. Ltd.	74,000	1,281
Secom	8,500	417
SMC Corp.	8,500	1,005
Sony Corp.	39,600	2,091
Tokyo Broadcasting System, Inc.	68,000	1,523
Tokyo Electron Ltd.	10,000	652
Toppan Printing Co. Ltd.	167,000	1,736
Toyota Motor Corp.	49,500	1,313
West Japan Railway Co.	353	1,425

		31,336

Mexico 0.6%
Cemex SA de CV SP—ADR	32,005	844

Netherlands 1.6%
ING Groep NV (b)	53,385	1,368
Unilever NV	13,160	860

		2,228

Portugal 1.0%
Portugal Telecom SA	188,640	1,330

Singapore 0.8%
DBS Group Holdings Ltd.	163,990	1,151

South Korea 5.3%
Kookmin Bank	32,690	1,587
Kookmin Bank SP - ADR	11,400	560
KT Corp.	2,000	80
KT Corp. SP—ADR	63,310	1,371
POSCO	5,000	136
Samsung Display Devices Co.	11,260	872
Samsung Electronics Co. Ltd.	10,110	2,765

		7,371

Spain 0.8%
Banco Bilbao Vizcaya Argentaria SA	34,139	385
Banco Popular Espanol SA	17,500	772

		1,157

Sweden 1.1%
Skandinaviska Enskilda Banken	143,490	1,503

Switzerland 7.4%
Adecco SA	18,990	1,126
Converium Holding AG	20,160	1,039
Credit Suisse Group	49,800	1,578
Nestle SA	10,420	2,424
STMicroelectronics NV	90	2
STMicroelectronics NV - NY	1,486	36
Swisscom AG	5,701	1,655
UBS AG (b)	47,349	2,376

		10,236

Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (b)	102,641	1,334

United Kingdom 19.7%
AstraZeneca PLC	39,387	1,631
AstraZeneca PLC SP—ADR	1,426	58
Barclays PLC	234,740	1,976
BHP Billiton PLC	136,009	741
BP PLC	276,046	2,319
British Sky Broadcasting Group PLC (b)	154,460	1,481
Capita Group	168,820	803
Compass Group PLC	228,710	1,388
Diageo PLC	107,200	1,393
Dixons Group PLC	525,864	1,533
GlaxoSmithKline PLC	65,165	1,409
Man Group PLC	74,540	1,171

See accompanying notes

36
PIMCO Funds Annual Report 6.30.02

.	Shares	Value (000s)
Rank Group PLC	175,000	$714
Reckitt Benckiser PLC	151,600	2,721
Rio Tinto PLC	67,950	1,246
Royal Bank of Scotland Group PLC	90,320	2,561
Tesco PLC	459,203	1,670
Vodafone Group PLC	972,834	1,335
Vodafone Group PLC SP — ADR	22,000	300
WPP Group PLC	105,510	891

		27,341

Total Common Stocks (Cost $139,980)		135,926

SHORT-TERM INSTRUMENTS 1.9%
	Principal Amount (000s)
Repurchase Agreement 1.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.330% due 08/07/2003 valued at $2,650. Repurchase proceeds are $2,597.)	$2,597	2,597

Total Short-Term Instruments (Cost $2,597)		2,597

Total Investments (a) 99.7%		$138,523
(Cost $142,577)

Other Assets and Liabilities (Net) 0.3%		396

Net Assets 100.0%		$138,919

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $148,945 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$4,582
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(15,004)

Unrealized depreciation-net	$(10,422)

(b)	Non-income producing security.

See accompanying notes
37
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Large-Cap Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 89.9%
Aerospace 4.0%
General Dynamics Corp.	56,500	$6,009
United Technologies Corp.	58,500	3,972

		9,981

Capital Goods 3.0%
General Electric Co.	257,500	7,480

Communications 1.5%
SBC Communications, Inc.	70,500	2,150
Vodafone Group PLC SP - ADR	121,000	1,652

		3,802

Consumer Discretionary 6.9%
Costco Wholesale Corp.	45,500	1,757
Electronic Arts, Inc. (b)	29,000	1,915
Home Depot, Inc.	65,000	2,387
Nike, Inc.	43,500	2,334
Starbucks Corp. (b)	42,700	1,061
Wal-Mart Stores, Inc.	140,000	7,701

		17,155

Consumer Services 1.7%
Comcast Corp. Special ‘A’ (b)	31,000	739
Starwood Hotels & Resorts Worldwide, Inc.	15,700	516
Viacom, Inc. (b)	67,000	2,973

		4,228

Consumer Staples 17.2%
Anheuser-Busch Cos., Inc.	189,000	9,450
Coca-Cola Co.	74,500	4,172
Colgate-Palmolive Co.	98,500	4,930
Gillette Co.	47,000	1,592
Kraft Foods, Inc.	73,500	3,010
PepsiCo, Inc.	156,500	7,543
Procter & Gamble Co.	28,000	2,500
Safeway, Inc. (b)	15,500	452
SYSCO Corp.	174,000	4,736
Walgreen Co.	117,000	4,520

		42,905

Energy 6.0%
Anadarko Petroleum Corp.	25,600	1,262
Baker Hughes, Inc.	65,500	2,181
BP PLC SP - ADR	46,000	2,323
ChevronTexaco Corp.	25,700	2,274
Exxon Mobil Corp.	80,500	3,294
Noble Corp. (b)	40,000	1,544
Schlumberger Ltd.	48,000	2,232

		15,110

Financial & Business Services 14.6%
Accenture Ltd. (b)	82,000	1,558
American International Group, Inc.	128,500	8,768
Automatic Data Processing	43,000	1,873
Bank of New York Co., Inc.	34,000	1,148
Citigroup, Inc.	138,000	5,348
Fannie Mae	97,500	7,191
Fifth Third Bancorp	18,000	1,200
Franklin Resources, Inc.	31,500	1,343
Marsh & McLennan Cos., Inc.	36,500	3,526
Merrill Lynch & Co., Inc.	36,500	1,478
Wells Fargo & Co.	59,000	2,954

		36,387

Healthcare 22.7%
Abbott Laboratories	23,400	881
Amgen, Inc. (b)	113,000	4,732
Baxter International, Inc.	37,000	1,645
Cardinal Health, Inc.	65,500	4,022
Eli Lilly & Co.	69,500	3,920
Genentech, Inc. (b)	47,500	1,591
IDEC Pharmaceuticals Corp. (b)	7,600	269
Johnson & Johnson	117,000	6,114
MedImmune, Inc. (b)	34,500	911
Medtronic, Inc.	51,500	2,207
Pfizer, Inc.	439,000	15,365
Pharmacia Corp.	176,000	6,591
Schering-Plough Corp.	77,500	1,907
Teva Pharmaceutical Industries Ltd. SP - ADR	9,200	614
Wyeth	118,500	6,067

		56,836

Technology 10.1%
Cisco Systems, Inc. (b)	149,000	2,079
Dell Computer Corp. (b)	92,000	2,405
Electronic Data Systems Corp.	37,000	1,375
IBM Corp.	25,000	1,800
Intel Corp.	116,500	2,128
Maxim Integrated Products, Inc. (b)	39,000	1,495
Microsoft Corp. (b)	193,000	10,445
Oracle Corp. (b)	85,500	810
QUALCOMM, Inc. (b)	28,000	770
Siebel Systems, Inc. (b)	29,000	412
VERITAS Software Corp. (b)	80,500	1,593

		25,312

Transportation 2.2%
United Parcel Service, Inc.	88,500	5,465

Total Common Stocks (Cost $252,006)		224,661

SHORT-TERM INSTRUMENTS 4.5%
	Principal Amount (000s)
Repurchase Agreement 4.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.750% due 03/15/2003 valued at $11,444. Repurchase proceeds are $11,220.)	$11,219	11,219

Total Short-Term Instruments (Cost $11,219)		11,219

Total Investments (a) 94.4%		$235,880
(Cost $263,225)
Other Assets and Liabilities (Net) 5.6%		14,007

Net Assets 100.0%		$249,887

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $268,043 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$5,022
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(37,185)

Unrealized depreciation-net	$(32,163)

(b)	Non-income producing security.

See accompanying notes

38
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Mid-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.4%
Aerospace 0.5%
Alliant Techsystems, Inc. (b)	28,900	$1,844

Capital Goods 5.8%
American Standard Cos., Inc. (b)	77,300	5,805
Danaher Corp.	82,300	5,461
SPX Corp.	29,534	3,470
Weatherford International Ltd. (b)	136,500	5,897

		20,633

Communications 2.6%
Cox Radio, Inc. (b)	170,400	4,107
Entercom Communications Corp. (b)	111,600	5,122

		9,229

Consumer Discretionary 17.0%
AdvancePCS (b)	168,900	4,043
Bed, Bath & Beyond, Inc. (b)	22,333	843
Best Buy Co., Inc. (b)	76,584	2,780
CDW Computer Centers, Inc. (b)	115,000	5,383
Circuit City Stores	207,900	3,898
Coach, Inc. (b)	55,812	3,064
Dollar Tree Stores, Inc. (b)	150,870	5,946
Electronic Arts, Inc. (b)	120,600	7,966
Estee Lauder Cos.	23,788	837
Linens `n Things, Inc. (b)	97,750	3,207
Mattel, Inc.	108,700	2,291
Nike, Inc.	16,734	898
Outback Steakhouse, Inc. (b)	135,300	4,749
Starbucks Corp. (b)	214,900	5,340
TJX Companies., Inc.	209,153	4,101
Williams-Sonoma, Inc. (b)	156,769	4,806

		60,152

Consumer Services 5.8%
Hilton Hotels Corp.	420,100	5,839
Manpower, Inc.	134,800	4,954
Starwood Hotels & Resorts Worldwide, Inc.	236,575	7,781
Univision Communications, Inc. ‘A’ (b)	68,300	2,145

		20,719

Energy 9.1%
Anadarko Petroleum Corp.	88,000	4,338
BJ Services Co. (b)	120,000	4,066
EOG Resources, Inc.	138,500	5,498
Nabors Industries Ltd. (b)	136,700	5,147
Noble Corp. (b)	178,800	6,902
Patterson-UTI Energy, Inc. (b)	77,800	2,196
Smith International, Inc. (b)	59,300	4,044

		32,191

Financial & Business Services 11.4%
ARAMARK Corp. ‘B’ (b)	87,081	2,177
Charter One Financial, Inc.	109,200	3,754
City National Corp.	64,400	3,461
Concord EFS, Inc. (b)	101,100	3,047
Everest Re Group Ltd.	23,300	1,304
Federated Investors, Inc.	65,200	2,254
Fiserv, Inc. (b)	60,550	2,223
Franklin Resources, Inc.	130,700	5,573
Investors Financial Services Corp.	14,996	503
KPMG Consulting, Inc. (b)	192,000	2,853
Lamar Advertising Co. (b)	141,100	5,250
Perot Systems Corp. (b)	119,000	1,296
SLM Corp.	10,900	1,056
TCF Financial Corp.	48,000	2,357
Willis Group Holdings Ltd. (b)	91,600	3,015
XL Capital Ltd. ‘A’	2,480	210

		40,333

Healthcare 21.1%
AmerisourceBergen Corp.	70,800	5,381
Anthem, Inc. (b)	84,400	5,695
Biomet, Inc.	30,200	819
Biovail Corp. (b)	99,300	2,876
Boston Scientific Corp. (b)	137,516	4,032
Cephalon, Inc. (b)	90,200	4,077
Gilead Sciences, Inc. (b)	143,600	4,722
IDEC Pharmaceuticals Corp. (b)	168,500	5,973
International Flavors & Fragrances	26,176	850
King Pharmaceuticals, Inc. (b)	210,567	4,685
Laboratory Corp. of America Holdings (b)	117,200	5,350
MedImmune, Inc. (b)	35,434	935
Quest Diagnostics, Inc. (b)	37,509	3,228
St. Jude Medical, Inc. (b)	76,000	5,613
Stryker Corp.	68,000	3,639
Triad Hospitals, Inc. (b)	66,000	2,797
Universal Health Services, Inc. ‘B ‘ (b)	94,300	4,621
Varian Medical Systems, Inc. (b)	111,000	4,501
Wellpoint Health Networks, Inc. (b)	60,900	4,739
Zimmer Holdings, Inc. (b)	11,400	408

		74,941

Technology 22.0%
Affiliated Computer Services, Inc. ‘A’ (b)	119,700	5,683
Amdocs Ltd. (b)	72,000	544
Apple Computer, Inc. (b)	51,500	913
ASML Holding N.V. (b)	208,770	3,157
Emulex Corp. (b)	120,400	2,710
Extreme Networks, Inc. (b)	64,400	629
Flextronics International Ltd. (b)	84,100	600
Integrated Circuit Systems, Inc. (b)	185,900	3,753
Intersil Corp. (b)	216,300	4,624
Jabil Circuit, Inc. (b)	26,161	552
KLA-Tencor Corp. (b)	64,900	2,855
Marvell Technology Group Ltd. (b)	41,296	821
Mercury Interactive Corp. (b)	150,208	3,449
Microchip Technology, Inc. (b)	226,795	6,221
Molex, Inc.	124,100	3,404
Network Appliance, Inc. (b)	47,710	592
Network Associates, Inc. (b)	208,200	4,012
PeopleSoft, Inc. (b)	218,800	3,256
QLogic Corp. (b)	77,600	2,957
RF Micro Devices, Inc. (b)	173,700	1,309
Semtech Corp. (b)	195,830	5,229
SunGard Data Systems, Inc. (b)	62,298	1,650
Symantec Corp. (b)	126,000	4,139
The BISYS Group, Inc. (b)	185,500	6,177
THQ, Inc. (b)	139,525	4,161
UTStarcom, Inc. (b)	139,500	2,814
VERITAS Software Corp. (b)	86,500	1,712
Xilinx, Inc. (b)	14,518	326

		78,249

Transportation 3.1%
Expeditors International Washington, Inc.	194,200	6,440
Swift Transportation Co., Inc. (b)	196,000	4,567

		11,007

Total Investments (a) 98.4%		$349,298
(Cost $ 368,324)
Other Assets and Liabilities (Net) 1.6%		5,686

Net Assets 100.0%		$354,984

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $377,449 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$19,730
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(47,881)

Unrealized depreciation-net	$(28,151)

(b)	Non-income producing security.

See accompanying notes

39
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Tax-Managed Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.9%
Aerospace 1.6%
United Technologies Corp.	1,650	$112

Capital Goods 5.7%
General Electric Co.	7,875	229
Weatherford International Ltd. (b)	3,900	169

		398

Communications 1.6%
Nokia Oyj SP—ADR	2,900	42
Vodafone Group PLC SP—ADR	5,000	68

		110

Consumer Discretionary 3.4%
Costco Wholesale Corp.	2,000	77
Harley-Davidson, Inc.	1,650	85
The Home Depot, Inc.	2,100	77

		239

Consumer Services 1.6%
Viacom, Inc. (b)	2,475	110

Consumer Staples 18.6%
Anheuser-Busch Cos., Inc.	6,100	305
Colgate-Palmolive Co.	4,300	215
PepsiCo, Inc.	4,800	231
SYSCO Corp.	8,900	242
Walgreen Co.	7,800	301

		1,294

Energy 4.3%
BJ Services Co. (b)	2,100	71
BP PLC SP—ADR	4,500	227

		298

Financial & Business Services 18.5%
Accenture Ltd. (b)	7,300	139
Ambac Financial Group, Inc.	1,100	74
American International Group, Inc.	1,850	126
Automatic Data Processing	4,525	197
Federated Investors, Inc.	7,200	249
Freddie Mac	2,000	122
Marsh & McLennan Cos., Inc.	1,400	135
North Fork Bancorporation, Inc.	2,300	92
Willis Group Holdings Ltd. (b)	4,700	155

		1,289

Healthcare 23.2%
Amgen, Inc. (b)	3,200	134
Baxter International, Inc.	3,200	142
Genentech, Inc. (b)	2,100	70
International Flavors & Fragrances	5,500	179
Johnson & Johnson	2,425	127
Pfizer, Inc.	9,300	326
Pharmacia Corp.	6,500	243
Teva Pharmaceutical Industries Ltd. SP—ADR	2,275	152
Wyeth	4,800	246

		1,619

Technology 8.4%
Cisco Systems, Inc. (b)	4,700	66
Gentex Corp. (b)	3,000	82
Intel Corp.	4,800	88
Microsoft Corp. (b)	5,400	292
VERITAS Software Corp. (b)	3,000	59

		587

Transportation 2.0%
United Parcel Service, Inc.	2,300	142

Total Common Stocks (Cost $6,135)		6,198

SHORT-TERM INSTRUMENTS 11.9%
Repurchase Agreement 11.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 0.000% due 08/09/2002 valued at $848. Repurchase proceeds are $831.)	$831	831

Total Short-Term Instruments (Cost $831)		831

Total Investments (a) 100.8% (Cost $6,966)		$7,029

Other Assets and Liabilities (Net) (0.8%)		(59)

Net Assets 100.0%		$6,970

Notes to Schedule of Investments (amounts in thousands):

(a)	At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $7,488 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$412
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(871)

Unrealized depreciation-net	$(459)

(b)	Non-income producing security.

See accompanying notes

40
PIMCO Funds Annual Report 6.30.02

(This Page Intentionally Left Blank)

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments
RCM Biotechnology Fund
Class A 02/05/2002-06/30/2002	$23.47	$(0.11	)(a)	$(7.39	)(a)
Class B 02/05/2002-06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)
Class C 02/05/2002-06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)
RCM Emerging Markets Fund
Class A 02/05/2002-06/30/2002	$10.34	$0.04	(a)	$(0.24	)(a)
Class B 02/05/2002-06/30/2002	10.34	(0.01	)(a)	(0.22	)(a)
Class C 02/05/2002-06/30/2002	10.34	(0.01	)(a)	(0.22	)(a)
RCM Europe Fund
Class A 02/05/2002-06/30/2002	$7.34	$(0.05	)(a)	$(0.03	)(a)
Class B 02/05/2002-06/30/2002	7.34	(0.02	)(a)	(0.09	)(a)
Class C 02/05/2002-06/30/2002	7.34	(0.01	)(a)	(0.10	)(a)
RCM Global Equity Fund
Class A 02/05/2002-06/30/2002	$6.92	$(0.02	)(a)	$(0.42	)(a)
Class B 02/05/2002-06/30/2002	6.92	(0.04	)(a)	(0.42	)(a)
Class C 02/05/2002-06/30/2002	6.92	(0.04	)(a)	(0.43	)(a)
RCM Global Healthcare Fund
Class A 02/05/2002-06/30/2002	$19.17	$(0.07	)(a)	$(2.86	)(a)
Class B 02/05/2002-06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)
Class C 02/05/2002-06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)
RCM Global Small-Cap Fund
Class A 02/05/2002-06/30/2002	$13.10	$(0.03	)(a)	$0.17	(a)
Class B 02/05/2002-06/30/2002	13.10	(0.06	)(a)	0.16	(a)
Class C 02/05/2002-06/30/2002	13.10	(0.07	)(a)	0.16	(a)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.95%
(c)	Ratio of expenses to average net assets excluding interest expense is 2.70%
(d)	Ratio of expenses to average net assets excluding interest expense is 1.75%
(e)	Ratio of expenses to average net assets excluding interest expense is 2.50%
(f)	Ratio of expenses to average net assets excluding interest expense is 1.85%
(g)	Ratio of expenses to average net assets excluding interest expense is 2.60%

42
PIMCO Funds Annual Report 6.30.02 See accompanying notes

Selected Per Share Data for the Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
RCM Biotechnology Fund
Class A 02/05/2002-06/30/2002	$(7.50)	$0.00	$0.00	$0.00	$15.97	(31.96)%	$484	1.60	%*	(1.42	)%*	76%
Class B 02/05/2002-06/30/2002	(7.55)	0.00	0.00	0.00	15.92	(32.17)	328	2.35	*	(2.13	)*	76
Class C 02/05/2002-06/30/2002	(7.55)	0.00	0.00	0.00	15.92	(32.17)	448	2.35	*	(2.13	)*	76
RCM Emerging Markets Fund
Class A 02/05/2002-06/30/2002	$(0.20)	$0.00	$0.00	$0.00	$10.14	(1.93)%	$118	2.02	%(b)*	0.92	%*	136%
Class B 02/05/2002-06/30/2002	(0.23)	0.00	0.00	0.00	10.11	(2.22)	94	2.70	(c)*	(0.21	)*	136
Class C 02/05/2002-06/30/2002	(0.23)	0.00	0.00	0.00	10.11	(2.22)	438	2.76	(c)*	(0.08	)*	136
RCM Europe Fund
Class A 02/05/2002-06/30/2002	$(0.08)	$0.00	$0.00	$0.00	$7.26	(1.09)%	$71	5.27	%(d)*	(1.69	)%*	215%
Class B 02/05/2002-06/30/2002	(0.11)	0.00	0.00	0.00	7.23	(1.50)	15	3.27	(e)*	(0.51	)*	215
Class C 02/05/2002-06/30/2002	(0.11)	0.00	0.00	0.00	7.23	(1.50)	25	3.53	(e)*	(0.48	)*	215
RCM Global Equity Fund
Class A 02/05/2002-06/30/2002	$(0.44)	$0.00	$0.00	$0.00	$6.48	(6.36)%	$102	1.70	%*	(0.56	)%*	323%
Class B 02/05/2002-06/30/2002	(0.46)	0.00	0.00	0.00	6.46	(6.65)	9	2.45	*	(1.40	)*	323
Class C 02/05/2002-06/30/2002	(0.46)	0.00	0.00	0.00	6.46	(6.65)	50	2.45	*	(1.08	)*	323
RCM Global Healthcare Fund
Class A 02/05/2002-06/30/2002	$(2.93)	$0.00	$0.00	$0.00	$16.24	(15.28)%	$730	1.60	%*	(1.06	)%*	145%
Class B 02/05/2002-06/30/2002	(2.98)	0.00	0.00	0.00	16.19	(15.54)	849	2.35	*	(1.75	)*	145
Class C 02/05/2002-06/30/2002	(2.97)	0.00	0.00	0.00	16.20	(15.49)	922	2.35	*	(1.78	)*	145
RCM Global Small-Cap Fund
Class A 02/05/2002-06/30/2002	$2.93	$0.00	$0.00	$0.00	$13.24	1.07%	$179	1.87	%(f)*	(0.48	)%*	326%
Class B 02/05/2002-06/30/2002	2.98	0.00	0.00	0.00	13.20	0.76	53	2.62	(g)*	(1.13	)*	326
Class C 02/05/2002-06/30/2002	2.97	0.00	0.00	0.00	13.19	0.69	419	2.63	(g)*	(1.28	)*	326
See accompanying notes

43
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized / Unrealized Gain (Loss) on Investments
RCM Global Technology Fund Class A
02/05/2002-06/30/2002	$27.40	$(0.13)(a)	$(6.61)(a)
Class B
02/05/2002-06/30/2002	27.40	(0.20)(a)	(6.61)(a)
Class C
02/05/2002-06/30/2002	27.40	(0.19)(a)	(6.61)(a)
RCM International Growth Equity Fund Class A
02/05/2002-06/30/2002	$8.32	$0.04 (a)	$(0.03)(a)
Class B
02/05/2002-06/30/2002	8.32	0.01(a)	(0.03)(a)
Class C
02/05/2002-06/30/2002	8.32	0.01 (a)	(0.03)(a)
RCM Large-Cap Growth Fund Class A
02/05/2002-06/30/2002	$12.30	$0.00 (a)	$(1.36)(a)
Class B
02/05/2002-06/30/2002	12.30	(0.04)(a)	(1.35)(a)
Class C
02/05/2002-06/30/2002	12.30	(0.04)(a)	(1.36)(a)
RCM Mid-Cap Fund Class A
02/05/2002-06/30/2002	$2.28	$(0.01)(a)	$(0.28)(a)
Class B
02/05/2002-06/30/2002	2.28	(0.02)(a)	(0.26)(a)
Class C
02/05/2002-06/30/2002	2.28	(0.02)(a)	(0.26)(a)
RCM Tax-Managed Growth Fund Class A
02/05/2002-06/30/2002	$10.36	$(0.01)(a)	$(0.91)(a)
Class B
02/05/2002-06/30/2002	10.36	(0.04)(a)	(0.90)(a)
Class C
02/05/2002-06/30/2002	10.36	(0.04)(a)	(0.90)(a)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.

See accompanying notes

44
PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Period Ended:	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
RCM Global Technology Fund Class A
02/05/2002-06/30/2002	$(6.74)	$0.00	$0.00	$0.00	$20.66	(24.60)%	$710	1.75	%*	(1.45	)%*	343%
Class B
02/05/2002-06/30/2002	(6.81)	0.00	0.00	0.00	20.59	(24.85)	146	2.50	*	(2.18	)*	343
Class C
02/05/2002-06/30/2002	(6.80)	0.00	0.00	0.00	20.60	(24.82)	298	2.50	*	(2.15	)*	343
RCM International Growth Equity Fund Class A
02/05/2002-06/30/2002	$0.01	$0.00	$0.00	$0.00	$8.33	0.12%	$6,283	1.76	%(b)*	1.08	%*	261%
Class B
02/05/2002-06/30/2002	(0.02)	0.00	0.00	0.00	8.30	(0.24)	4,245	2.49	(c)*	0.27	*	261
Class C
02/05/2002-06/30/2002	(0.02)	0.00	0.00	0.00	8.30	(0.24)	37,463	2.49	(c)*	0.27	*	216%
RCM Large-Cap Growth Fund Class A
02/05/2002-06/30/2002	$(1.36)	$0.00	$0.00	$0.00	$10.94	(11.06)%	$681	1.20	%*	(0.01	)%*	36%
Class B
02/05/2002-06/30/2002	(1.39)	0.00	0.00	0.00	10.91	(11.30)	161	1.95	*	(0.91	)*	36
Class C
02/05/2002-06/30/2002	(1.40)	0.00	0.00	0.00	10.90	(11.38)	105	1.95	*	(0.92	)*	36
RCM Mid-Cap Fund Class A
02/05/2002-06/30/2002	$(0.29)	$0.00	$0.00	$0.00	$1.99	(12.72)%	$124	1.22	%*	(1.01	)%*	142%
Class B
02/05/2002-06/30/2002	(0.28)	0.00	0.00	0.00	2.00	(12.28)	9	1.97	*	(1.81	)*	142
Class C
02/05/2002-06/30/2002	(0.28)	0.00	0.00	0.00	2.00	(12.28)	40	1.97	*	(1.80	)*	142
RCM Tax-Managed Growth Fund Class A
02/05/2002-06/30/2002	$(0.92)	$0.00	$0.00	$0.00	$9.44	(8.88)%	$262	1.35	%*	(0.31	)%*	68%
Class B
02/05/2002-06/30/2002	(0.94)	0.00	0.00	0.00	9.42	(9.07)	14	2.10	*	(0.92	)*	68
Class C
02/05/2002-06/30/2002	(0.94)	0.00	0.00	0.00	9.42	(9.07)	9	2.10	*	(0.92	)*	68

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%.
(c)	Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.

See accompanying notes

45
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Assets and Liabilities A, B, and C Classes

June 30, 2002
Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Equity Fund

Assets:
Investments, at value	$290,423	$8,529	$29,107	$1,071
Cash	0	0	0	0
Foreign currency, at value	0	342	0	0
Receivable for investments sold	8,556	0	0	68
Receivable for Fund shares sold	283	25	446	0
Interest and dividends receivable	18	44	61	1

	299,280	8,940	29,614	1,140

Liabilities:
Payable for investments purchased	$3,406	$0	$0	$87
Due to Custodian	46	34	1,683	0
Written options outstanding	0	0	0	0
Payable for Fund shares redeemed	968	32	233	0
Accrued investment advisory fee	216	8	16	1
Accrued administration fee	108	4	11	0
Accrued distribution fee	0	0	0	0
Accrued servicing fee	60	1	5	0
Other liabilities	0	5	1	0

	4,804	84	1,949	88

Net Assets	$294,476	$8,856	$27,665	$1,052

Net Assets Consist of:
Paid in capital	$786,824	$11,401	$45,555	$1,540
Undistributed (overdistributed) net investment income	0	12	0	1
Accumulated undistributed net realized (loss)	(351,383)	(2,588)	(17,413)	(493)
Net unrealized appreciation (depreciation)	(140,965)	31	(477)	4

	$294,476	$8,856	$27,665	$1,052

Net Assets:
Class A	$484	$118	$71	$102
Class B	328	94	15	9
Class C	448	438	25	50
Other Classes	293,216	8,206	27,554	891

Shares Issued and Outstanding:
Class A	30	12	9	16
Class B	21	9	2	1
Class C	29	43	4	8

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$15.97	$10.14	$7.26	$6.48
Class B	15.92	10.11	7.23	6.46
Class C	15.92	10.11	7.23	6.46

Cost of Investments Owned	$431,389	$8,493	$29,557	$1,067
Cost of Foreign Currency Held	$0	$347	$(1,653)	$0
*	With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

See accompanying notes

46
PIMCO Funds Annual Report 6.30.02

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid Cap Fund	RCM Tax-Managed Growth Fund

Assets:
Investments, at value	$168,803	$12,758	$273,881 *	$138,523	$235,880	$349,298	$7,029	**
Cash	0	0	0	54	0	0	1
Foreign currency, at value	0	8	16	2,481	0	0	0
Receivable for investments sold	4,067	235	1,721	0	1,104	24,472	48
Receivable for Fund shares sold	349	49	1,231	2,774	17,093	875	2
Interest and dividends receivable	28	13	42	335	134	24	4

	173,247	13,063	276,891	144,167	254,211	374,669	7,084

Liabilities:
Payable for investments purchased	$3,521	$187	$5,070	$354	$2,775	$9,736	$108
Due to Custodian	40	0	7	0	0	9,684	0
Written options outstanding	0	0	1,849	0	0	0	0
Payable for Fund shares redeemed	525	14	2,309	4,734	1,399	28	0
Accrued investment advisory fee	108	10	204	51	80	144	3
Accrued administration fee	74	5	104	59	54	92	2
Accrued distribution fee	1	0	0	26	3	0	0
Accrued servicing fee	34	1	31	10	12	1	1
Other liabilities	1	2	2	14	1	0	0

	4,304	219	9,576	5,248	4,324	19,685	114

Net Assets	$168,943	$12,844	$267,315	$138,919	$249,887	$354,984	$6,970

Net Assets Consist of:
Paid in capital	$241,172	$26,511	$865,069	$268,929	$311,248	$747,289	$16,591
Undistributed (overdistributed) net investment income	(77)	0	0	715	328	0	0
Accumulated undistributed net realized (loss)	(51,373)	(13,860)	(596,283)	(126,809)	(34,344)	(373,279)	(9,684)
Net unrealized appreciation (depreciation)	(20,779)	193	(1,471)	(3,916)	(27,345)	(19,026)	63

	$168,943	$12,844	$267,315	$138,919	$249,887	$354,984	$6,970

Net Assets:
Class A	$730	$179	$710	$6,283	$681	$124	$262
Class B	849	53	146	4,245	161	9	14
Class C	922	419	298	37,463	105	40	9
Other Classes	166,442	12,193	266,161	90,928	248,940	354,811	6,685

Shares Issued and Outstanding:
Class A	45	13	34	754	62	62	28
Class B	52	4	7	511	15	4	1
Class C	57	32	14	4,513	9	20	1

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$16.24	$13.24	$20.66	$8.33	$10.94	$1.99	$9.44
Class B	16.19	13.20	20.59	8.30	10.91	2.00	9.42
Class C	16.20	13.19	20.60	8.30	10.90	2.00	9.42

Cost of Investments Owned	$189,583	$12,566	$275,225	$142,577	$263,225	$368,324	$6,966
Cost of Foreign Currency Held	$0	$8	$17	$2,359	$0	$0	$0
*	Includes repurchase agreement at value $47,010. Cost of repurchase agreement $47,010.
**	Includes repurchase agreement at value $831. Cost of repurchase agreement $831.

See accompanying notes

47
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Operations A, B, and C Classes
For the year ended June 30, 2002

Amounts in thousands	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Equity Fund

Investment Income:
Interest	$335	$6	$13	$1
Dividends, net of foreign taxes	446	173	397	9
Income from securities loaned	406	0	0	0
Miscellaneous income	0	0	1	1

Total Income	1,187	179	411	11

Expenses:
Investment advisory fees	5,198	87	335	8
Administration fees	848	36	99	33
Distribution fees - Class B	0	0	0	0
Distribution fees - Class C	1	1	0	0
Servicing fees - Class A	0	0	0	0
Servicing fees - Class B	0	0	0	0
Servicing fees - Class C	0	0	0	0
Distribution and/or servicing fees - Other Classes	1,353	5	90	0
Trustees’ fees	14	10	10	9
Accounting expense	18	24	29	10
Reports to shareholders	343	23	29	24
Interest expense	6	3	56	0
Tax expense	0	0	0	0
Registration fees	44	31	21	5
Custody fees	40	54	41	1
Transfer agent fees	413	21	44	0
Legal fees	9	7	26	9
Miscellaneous expense	51	9	109	0

Total Expenses	8,338	311	889	99

Reimbursement by Manager	(15)	(165)	(164)	(84)
Net Expenses	8,323	146	725	15

Net Investment Income (Loss)	(7,136)	33	(314)	(4)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(272,686)	(1,278)	(10,849)	(387)
Net realized gain (loss) on written options	(114)	0	0	0
Net realized gain (loss) on foreign currency transactions	527	(83)	(620)	0
Net change in unrealized appreciation (depreciation) on investments	(39,827)	715	4,264	106
Net change in unrealized (depreciation) on written options	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	(4)	(23)	0

Net (Loss)	(312,099)	(650)	(7,228)	(281)

Net (Decrease) in Assets Resulting from Operations	$(319,235)	$(617)	$(7,542)	$(285)

See accompanying notes

48
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid Cap Fund	RCM Tax-Managed Growth Fund

Investment Income:
Interest	$99	$12	$720	$62	$153	$446	$15
Dividends, net of foreign taxes	1,016	90	281	1,888	1,629	900	66
Income from securities loaned	41	0	608	0	0	203	0
Miscellaneous income	0	0	1	1	0	0	1

Total Income	1,156	102	1,610	1,951	1,782	1,549	82

Expenses:
Investment advisory fees	1,901	163	3,574	834	936	3,308	55
Administration fees	469	61	689	332	293	583	44
Distribution fees - Class B	1	0	0	10	0	0	0
Distribution fees - Class C	1	0	0	85	0	0	0
Servicing fees - Class A	0	0	0	4	0	0	0
Servicing fees - Class B	1	0	0	3	0	0	0
Servicing fees - Class C	0	0	0	29	0	0	0
Distribution and/or servicing fees - Other Classes	514	23	493	28	135	10	12
Trustees’ fees	11	10	13	11	11	29	9
Accounting expense	18	30	21	30	24	24	16
Reports to shareholders	102	33	222	34	66	16	26
Interest expense	1	21	2	117	0	0	0
Tax expense	0	0	0	0	0	0	0
Registration fees	31	28	97	44	15	66	14
Custody fees	11	22	22	84	0	32	3
Transfer agent fees	140	23	213	27	36	25	12
Legal fees	9	9	8	8	9	10	9
Miscellaneous expense	14	0	43	93	6	61	0

Total Expenses	3,224	423	5,397	1,773	1,531	4,164	200

Reimbursement by Manager	(48)	(132)	(24)	(116)	(155)	(231)	(95)
Net Expenses	3,176	291	5,373	1,657	1,376	3,933	105

Net Investment Income (Loss)	(2,020)	(189)	(3,763)	294	406	(2,384)	(23)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(32,339)	(1,743)	(142,159)	(54,044)	(30,523)	(169,203)	(1,425)
Net realized gain (loss) on written options	(1,056)	0	343	0	0	0	0
Net realized gain (loss) on foreign currency transactions	(321)	(110)	(399)	(6,448)	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(16,700)	(1,127)	(25,775)	26,354	(15,271)	(6,369)	(436)
Net change in unrealized (depreciation) on written options	0	0	(128)	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	(12)	2	157	0	0	0

Net (Loss)	(50,415)	(2,992)	(168,116)	(33,981)	(45,794)	(175,572)	(1,861)

Net (Decrease) in Assets Resulting from Operations	$(52,435)	$(3,181)	$(171,879)	$(33,687)	$(45,388)	$(177,956)	$(1,884)

See accompanying notes

49
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets A, B, and C Classes

Amounts in thousands	RCM Biotechnology Fund			RCM Emerging Markets Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$(7,136)	$(4,439)	$(5,289)	$33	$76	$(4)
Net realized gain (loss)	(272,273)	(68,870)	(9,901)	(1,361)	(623)	(622)
Net change in unrealized appreciation (depreciation)	(39,826)	(105,369)	305	711	(45)	(2,468)

Net increase (decrease) resulting from operations	(319,235)	(178,678)	(14,885)	(617)	(592)	(3,094)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	(58)	0	0
From net realized capital gains
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	(1,032)	0	0	(330)

Total Distributions	0	0	(1,032)	(58)	0	(330)

Fund Share Transactions:
Receipts for shares sold
Class A	620	0	0	798	0	0
Class B	403	0	0	128	0	0
Class C	535	0	0	565	0	0
Other Classes	223,238	291,340	1,551,887	49,559	6,352	9,953
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	965	34	0	148
Cost of shares redeemed
Class A	(51)	0	0	(671)	0	0
Class B	(18)	0	0	(26)	0	0
Class C	(9)	0	0	(80)	0	0
Other Classes	(371,369)	(260,701)	(643,404)	(48,684)	(5,216)	(4,766)
Net increase (decrease) resulting from Fund share transactions	(146,651)	30,639	909,448	1,623	1,136	5,335

Total Increase (Decrease) in Net Assets	(465,886)	(148,039)	893,531	948	544	1,911

Net Assets:
Beginning of period	760,362	908,401	14,870	7,908	7,364	5,453
End of period *	$294,476	$760,362	$908,401	$8,856	$7,908	$7,364
*Including net undistributed (overdistributed) investment income of:	$0	$(4,452)	$(13)	$12	$31	$(45)

See accompanying notes

50
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM Europe Fund			RCM Global Equity Fund			RCM Global Healthcare Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$(314)	$(40)	$(891)	$(4)	$(1)	$(8)	$(2,020)	$(958)	$(652)
Net realized gain (loss)	(11,469)	(4,452)	9,098	(387)	(68)	277	(33,716)	(16,759)	7,154
Net change in unrealized appreciation (depreciation)	4,241	(9,624)	(18,849)	106	(143)	(441)	(16,699)	(16,207)	10,967

Net increase (decrease) resulting from operations	(7,542)	(14,116)	(10,642)	(285)	(212)	(172)	(52,435)	(33,924)	17,469

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	(10)	0	(1)	0	0	0
From net realized capital gains
Class A	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0
Other Classes	(202)	0	(11,233)	0	0	(402)	(7,044)	0	(980)

Total Distributions	(202)	0	(11,233)	(10)	0	(403)	(7,044)	0	(980)

Fund Share Transactions:
Receipts for shares sold
Class A	215	0	0	115	0	0	823	0	0
Class B	15	0	0	10	0	0	1,008	0	0
Class C	26	0	0	53	0	0	1,089	0	0
Other Classes	239,313	123,532	263,459	10	0		114,119	106,834	376,591
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0
Other Classes	159	0	8,012	0	0	362	6,815	0	879
Cost of shares redeemed
Class A	(144)	0	0	0	0	0	(20)	0	0
Class B	0	0	0	0	0	0	(30)	0	0
Class C	0	0	0	0	0	0	(73)	0	0
Other Classes	(252,841)	(122,256)	(256,000)	0	0	0	(135,812)	(89,316)	(143,334)
Net increase (decrease) resulting from Fund share transactions	(13,257)	1,276	15,471	188	0	362	(12,081)	17,518	234,136

Total Increase (Decrease) in Net Assets	(21,001)	(12,840)	(6,404)	(107)	(212)	(213)	(71,560)	(16,406)	250,625

Net Assets:
Beginning of period	48,666	61,506	67,910	1,159	1,371	1,584	240,503	256,909	6,284
End of period *	$27,665	$48,666	$61,506	$1,052	$1,159	$1,371	$168,943	$240,503	$256,909
*Including net undistributed (overdistributed) investment income of:	$0	$(40)	$0	$1	$0	$1	$(77)	$(958)	$0

See accompanying notes

51
PIMCO Funds Annual Report 6.30.02

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands	RCM Global Small-Cap Fund			RCM Global Technology Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$(189)	$(157)	$(400)	$(3,763)	$(736)	$(3,041)
Net realized gain (loss)	(1,853)	(8,348)	(1,077)	(142,215)	(265,924)	(189,550)
Net change in unrealized appreciation (depreciation)	(1,139)	5,301	(10,346)	(25,901)	(4,812)	(77,386)

Net increase (decrease) resulting from operations	(3,181)	(3,204)	(11,823)	(171,879)	(271,472)	(269,977)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
From net realized capital gains
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	(2,889)	0	0	(6,070)

Total Distributions	0	0	(2,889)	0	0	(6,070)

Fund Share Transactions:
Receipts for shares sold
Class A	224	0	0	975	0	0
Class B	196	0	0	178	0	0
Class C	575	0	0	451	0	0
Other Classes	92,508	81,284	126,914	251,861	275,700	1,384,156
Shares issued in reorganization
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	2,824	0	0	5,762
Cost of shares redeemed
Class A	(39)	0	0	(139)	0	0
Class B	(137)	0	0	(9)	0	0
Class C	(136)	0	0	(119)	0	0
Other Classes	(104,626)	(84,064)	(107,085)	(277,130)	(285,498)	(649,702)
Net increase (decrease) resulting from Fund share transactions	(11,435)	(2,780)	22,653	(23,932)	(9,798)	740,216

Total Increase (Decrease) in Net Assets	(14,616)	(5,984)	7,941	(195,811)	(281,270)	464,169

Net Assets:
Beginning of period	27,460	33,444	25,503	463,126	744,396	280,227
End of period *	$12,844	$27,460	$33,444	$267,315	$463,126	$744,396
* Including net undistributed (overdistributed) investment income of:	$0	$(156)	$1	$0	$(3,538)	$(2,802)

See accompanying notes

52
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM International Growth Equity Fund			RCM Large-Cap Growth Fund			RCM Mid-Cap Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000

Operations:
Net investment income (loss)	$294	$636	$(127)	$406	$29	$(63)	$(2,384)	$(1,047)	$(5,439)
Net realized gain (loss)	(60,492)	(29,760)	7,374	(30,523)	(2,118)	157	(169,203)	(126,475)	469,880
Net change in unrealized appreciation (depreciation)	26,511	(16,576)	(97,396)	(15,271)	(9,131)	(7,220)	(6,369)	(21,143)	(401,584)

Net increase (decrease) resulting from operations	(33,687)	(45,700)	(90,149)	(45,388)	(11,220)	(7,126)	(177,956)	(148,665)	62,857

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0
Other Classes	(2,751)	0	(4,208)	(107)	0	0	0	0	0
From net realized capital gains
Class A	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0
Other Classes	0	0	(30,799)	(3)	0	(2,144)	0	0	(591,328)

Total Distributions	(2,751)	0	(35,007)	(110)	0	(2,144)	0	0	(591,328)

Fund Share Transactions:
Receipts for shares sold
Class A	23,429	0	0	738	0	0	565	0	0
Class B	296	0	0	179	0	0	10	0	0
Class C	2,612	0	0	119	0	0	43	0	0
Other Classes	687,151	422,958	745,327	257,854	61,818	62,638	98,168	52,885	63,423
Shares issued in reorganization
Class A	5,478	0	0	0	0	0	0	0	0
Class B	4,614	0	0	0	0	0	0	0	0
Class C	41,982	0	0	0	0	0	0	0	0
Other Classes	24,449	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0
Other Classes	2,463	0	31,609	104	0	2,078	0	0	590,884
Cost of shares redeemed
Class A	(22,372)	0	0	(12)	0	0	(410)	0	0
Class B	(382)	0	0	(9)	0	0	0	0	0
Class C	(4,574)	0	0	(9)	0	0	0	0	0
Other Classes	(782,892)	(414,557)	(708,677)	(61,130)	(17,570)	(6,747)	(339,468)	(21,121)	(592,392)
Net increase (decrease) resulting from Fund share transactions	(17,746)	8,401	68,259	197,834	44,248	57,969	(241,092)	31,764	61,915

Total Increase (Decrease) in Net Assets	(54,184)	(37,299)	(56,897)	152,336	33,028	48,699	(419,048)	(116,901)	(466,556)

Net Assets:
Beginning of period	193,103	230,402	287,299	97,551	64,523	15,824	774,032	890,933	1,357,489
End of period *	$138,919	$193,103	$230,402	$249,887	$97,551	$64,523	$354,984	$774,032	$890,933
* Including net undistributed (overdistributed) investment income of:	$715	$864	$228	$328	$29	$0	$0	$(1,047)	$0
See accompanying notes

53
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands	RCM Tax-Managed Growth Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000

Operations:
Net investment (loss)	$(23)	$(36)	$(155)
Net realized (loss)	(1,425)	(4,903)	(3,344)
Net change in unrealized appreciation (depreciation)	(436)	1,288	(1,404)
Net (decrease) resulting from operations	(1,884)	(3,651)	(4,903)

Distributions to Shareholders:
From net investment income
Class A	0	0	0
Class B	0	0	0
Class C	0	0	0
Other Classes	0	0	0
From net realized capital gains
Class A	0	0	0
Class B	0	0	0
Class C	0	0	0
Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	275	0	0
Class B	15	0	0
Class C	10	0	0
Other Classes	5,533	3,860	39,742
Issued as reinvestment of distributions
Class A	0	0	0
Class B	0	0	0
Class C	0	0	0
Other Classes	0	0	0
Cost of shares redeemed
Class A	0	0	0
Class B	0	0	0
Class C	0	0	0
Other Classes	(7,182)	(22,063)	(5,319)

Net increase (decrease) resulting from Fund share transactions	(1,349)	(18,203)	34,423

Redemption Fee:	16	215	48

Total Increase (Decrease) in Net Assets	(3,217)	(21,639)	29,568

Net Assets:

Beginning of period	10,187	31,826	2,258

End of period *	$6,970	$10,187	$31,826

*Including net undistributed (overdistributed) investment income of:	$0	$(36)	$0

See accompanying notes

54
PIMCO Funds Annual Report 6.30.02

PIMCO Notes to Financial Statements A, B, and C Classes

June 30, 2002

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors now serves as the Funds’ investment adviser while Dresdner RCM continues to be responsible for the Funds’ day-to-day investment decisions as a subadvisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Biotechnology Fund—$12,985; RCM Emerging Markets Fund—$17,643; RCM Europe Fund—$45,851; RCM Global Equity Fund—$505; RCM Global Healthcare Fund—$24,420; RCM Global Small-Cap Fund—$9,685; RCM Global Technology Fund—$24,336; RCM International Growth Equity Fund—$222,732; RCM Large-Cap Growth Fund—$9,377; and RCM Tax-Managed Growth Fund—$913.

55
6.30.02 PIMCO Funds Annual Report

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability, which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains (losses) are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Dresdner Asset Management of America L.P. (“PIMCO Advisors”) serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Funds; 0.80% for the RCM Europe and RCM Global Healthcare Funds; 0.85% for the RCM Global Equity Fund; 0.90% for RCM Biotechnology Fund; 0.95% for the Global Technology Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds. Dresdner RCM Global Investors LLC is the sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. Allianz Dresdner Asset Management of America L.P. provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.45% for RCM Biotechnology Fund; 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and Tax-Managed Growth Funds; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the RCM Global Equity and RCM Global Small-Cap Funds; 0.70% for the RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Equity, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for Class D is charged at the annual rate of 0.70% for the RCM Biotechnology Fund; 0.75% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.80% for the RCM Global Healthcare and RCM Global Technology Fund; 0.85% for the RCM Global Equity and RCM Global Small-Cap Funds; and 0.95% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds.

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PIMCO Funds Annual Report 6.30.02

Management Fees. Prior to February 1, 2002, the Funds paid the investment management fees to Dresdner RCM monthly. The annual management fees paid by the Funds were based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM had voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

Fund Name	Flat Rate	First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps
RCM Large-Cap Fund Institutional Class	0	0.70%	0.65%	0.60%	0.75%
RCM Large-Cap Fund Class D	0	0.70%	0.65%	0.60%	1.00%
RCM Tax-Managed Growth Fund Institutional Class	0	0.75%	0.70%	0.65%	1.25%
RCM Tax-Managed Growth Fund Class D	0	0.75%	0.70%	0.65%	1.50%
RCM Mid-Cap Fund Institutional Class	0.75%	0	0	0	0.77%
RCM Mid-Cap Fund Class D	0.75%	0	0	0	1.02%
RCM Small-Cap Fund Institutional Class	1.00%	0	0	0	1.02%
RCM Biotechnology Class D	0	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund Institutional Class	0	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund Class D	0	1.00%	0.95%	0.90%	1.75%
RCM Global Technology Fund Institutional Class	1.00%	0	0	0	1.50%
RCM Global Technology Fund Class D	1.00%	0	0	0	1.75%
RCM Global Equity Fund Institutional Class	0	0.75%	0.70%	0.65%	1.25%
RCM Global Equity Fund Class D	0	0.75%	0.70%	0.65%	1.50%
RCM Global Healthcare Fund Class D	0	1.00%	0.95%	0.90%	1.50%
RCM International Growth Equity Fund Institutional Class	0.75%	0	0	0	1.00%
RCM International Growth Equity Fund Class D	0.75%	0	0	0	1.25%
RCM Emerging Markets Fund Institutional Class	1.00%	0	0	0	1.50%
RCM Emerging Markets Fund Class D	1.00%	0	0	0	1.75%
RCM Europe Institutional Class	1.00%*	0	0	0	1.35%
RCM Europe Class D	1.00%*	0	0	0	1.60%

*	The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

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6.30.02 PIMCO Funds Annual Report

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee(%)	Servicing Fee(%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B, and C shares. For the period ended June 30, 2002, PFD received $89,697 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Europe Funds’ administrative fees to the extent total annual fund operating expenses as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Institutional Class and Class D):

	Inst’l Class	Class D
RCM Large-Cap Growth Fund	0.75%	1.00%
RCM Mid-Cap Fund	0.77%	1.02%
RCM Small-Cap Fund	1.02%	—
RCM Europe Fund	1.35%	1.60%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed June 30, 2003. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets. Prior February 1, 2002, each unaffiliated Trustees received an annual retainer of $30,000 (the retainer is evenly prorated among each Fund of the Trust and that such retainer will include payment for two special telephonic Board meetings), plus $5,500 for each Board meeting attended.

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PIMCO Funds Annual Report 6.30.02

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government Agency
	Purchases	Sales
RCM Biotechnology Fund	$399,911	$550,243
RCM Emerging Markets Fund	12,494	10,575
RCM Europe Fund	74,333	86,552
RCM Global Small-Cap Fund	51,843	60,176
RCM Global Technology Fund	1,109,778	1,119,003
RCM Global Equity Fund	3,505	3,360
RCM Global Healthcare Fund	276,262	297,188
RCM International Growth Equity Fund	330,377	328,292
RCM Large-Cap Growth Fund	232,426	56,345
RCM Mid-Cap Fund	695,944	899,200
RCM Tax-Managed Growth Fund	4,936	6,323

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Biotechnology Fund	RCM Global Technology Fund
	Premium
Balance at 06/30/2001	0	$0
Sales	1,066	3,711
Closing Buys	(1,066)	(1,990)
Expirations	0	0
Exercised	0	0

Balance at 06/30/2002	0	$1,721

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders:

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
RCM International Growth Equity Fund	Select International Fund	03/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

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6.30.02 PIMCO Funds Annual Report

7. Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax Appreciation/ (Depreciation) on Investments(1)	Net Tax Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(2)	Other Book-to-Tax Accounting Differences(3)	Net Capital Loss Carryovers(4)	Post-October Losses(5)
RCM Biotechnology Fund	$0	$0	$(154,459)	$1	$0	$(337,890)	$0
RCM Emerging Markets Fund	120	0	(321)	(4)	0	(2,340)	0
RCM Europe Fund	0	0	(2,093)	(26)	0	(15,771)	0
RCM Global Equity Fund	0	0	(3)	0	0	(485)	0
RCM Global Healthcare Fund	0	0	(25,272)	(76)	0	(46,881)	0
RCM Global Small-Cap Fund	0	0	71	0	0	(13,738)	0
RCM Global Technology Fund	0	0	(14,711)	(128)	0	(582,915)	0
RCM International Growth Equity Fund	760	0	(10,422)	138	0	(120,486)	0
RCM Large-Cap Growth Fund	328	0	(32,163)	0	0	(29,526)	0
RCM Mid-Cap Fund	0	0	(28,151)	0	0	(364,154)	0
RCM Tax-Managed Growth Fund	0	0	(459)	0	0	(9,162)	0

(1)
Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals, and PFIC mark-to-market adjustments for federal income tax purposes.

(2)	Adjusted for options and foreign currency transactions.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(4)	Capital loss carryovers, including aquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2010.
(5)	Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(6)	Long-Term Capital Gains Distributions	Return of Capital
RCM Biotechnology Fund	$0	$0	$0
RCM Emerging Markets Fund	58	0	0
RCM Europe Fund	202	0	0
RCM Global Equity Fund	10	0	0
RCM Global Healthcare Fund	7,044	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	2,751	0	0
RCM Large-Cap Growth Fund	110	0	0
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

(6)	Includes short-term capital gains.

Certain net losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

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PIMCO Funds Annual Report 6.30.02

8.    Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Biotechnology Fund						RCM Emerging Markets Fund
	Year Ended 06/30/2002		Period Ended 6/30/2001		Year Ended 12/31/2000		Year Ended 6/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	33	$620	0	$0	0	$0	71	$798	0	$0	0	$0
Class B	22	403	0	0	0	0	11	128	0	0	0	0
Class C	29	535	0	0	0	0	50	565	0	0	0	0
Other Classes	9,029	223,238	9,763	291,340	42,768	1,551,887	4,695	49,559	555	6,352	591	9,953

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	28	965	4	34	0	0	13	148

Cost of shares redeemed
Class A	(3)	(51)	0	0	0	0	(59)	(671)	0	0	0	0
Class B	(1)	(18)	0	0	0	0	(2)	(26)	0	0	0	0
Class C	0	(9)	0	0	0	0	(7)	(80)	0	0	0	0
Other Classes	(16,177)	(371,369)	(9,207)	(260,701)	(18,579)	(643,404)	(4,603)	(48,684)	(452)	(5,216)	(316)	(4,766)

Net increase (decrease) resulting from Fund share transactions	(7,068)	$(146,651)	556	$30,639	24,217	$909,448	160	$1,623	103	$1,136	288	$5,335

	RCM Europe Fund						RCM Global Equity Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	30	$215	0	$0	0	$0	16	$115	0	$0	0	$0
Class B	2	15	0	0	0	0	1	10	0	0	0	0
Class C	4	26	0	0	0	0	8	53	0	0	0	0
Other Classes	30,645	239,313	12,174	123,532	16,272	263,459	1	10	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	20	159	0	0	695	8,012	0	0	0	0	36	362

Cost of shares redeemed
Class A	(21)	(144)	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	(32,196)	(252,841)	(12,029)	(122,256)	(15,997)	(256,000)	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(1,516)	$(13,257)	145	$1,276	970	$15,471	26	$188	0	$0	36	$362

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6.30.02 PIMCO Funds Annual Report

	RCM Global Healthcare Fund						RCM Global Small-Cap Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	46	$823	0	$0	0	$0	16	$224	0	$0	0	$0
Class B	54	1,008	0	0	0	0	14	196	0	0	0	0
Class C	61	1,089	0	0	0	0	42	575	0	0	0	0
Other Classes	5,842	114,119	4,970	106,834	16,477	376,591	6,918	92,508	4,894	81,284	5,085	126,914

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	336	6,815	0	0	37	879	0	0	0	0	151	2,824

Cost of shares redeemed
Class A	(1)	(20)	0	0	0	0	(3)	(39)	0	0	0	0
Class B	(2)	(30)	0	0	0	0	(10)	(137)	0	0	0	0
Class C	(4)	(73)	0	0	0	0	(10)	(136)	0	0	0	0
Other Classes	(7,046)	(135,812)	(4,305)	(89,316)	(6,510)	(143,334)	(7,695)	(104,626)	(4,993)	(84,064)	(4,530)	(107,085)

Net increase (decrease) resulting from Fund share transactions	(714)	$(12,081)	665	$17,518	10,004	$234,136	(728)	$(11,435)	(99)	$(2,780)	706	$22,653

	RCM Global Technology Fund						RCM International Growth Equity Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	41	$975	0	$0	0	$0	2,751	$23,429	0	$0	0	$0
Class B	7	178	0	0	0	0	34	296	0	0	0	0
Class C	20	451	0	0	0	0	309	2,612	0	0	0	0
Other Classes	9,193	251,861	6,759	275,700	19,695	1,384,156	75,567	687,151	34,948	422,958	40,451	745,327

Shares issued in reorganization
Class A	0	0	0	0	0	0	618	5,478	0	0	0	0
Class B	0	0	0	0	0	0	521	4,614	0	0	0	0
Class C	0	0	0	0	0	0	4,737	41,982	0	0	0	0
Other Classes	0	0	0	0	0	0	2,749	24,449	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	107	5,762	268	2,463	0	0	2,306	31,609

Cost of shares redeemed
Class A	(7)	(139)	0	0	0	0	(2,615)	(22,372)	0	0	0	0
Class B	0	(9)	0	0	0	0	(44)	(382)	0	0	0	0
Class C	(6)	(119)	0	0	0	0	(533)	(4,574)	0	0	0	0
Other Classes	(10,492)	(277,130)	(7,344)	(285,498)	(9,709)	(649,702)	(85,132)	(782,892)	(34,138)	(414,557)	(38,973)	(708,677)

Net increase (decrease) resulting from Fund share transactions	(1,244)	$(23,932)	(585)	$(9,798)	10,093	$740,216	(770)	$(17,746)	810	$8,401	3,784	$68,259

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PIMCO Funds Annual Report 6.30.02

	RCM Large-Cap Growth Fund						RCM Mid-Cap Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	63	$738	0	$0	0	$0	254	$565	0	$0	0	$0
Class B	16	179	0	0	0	0	4	10	0	0	0	0
Class C	10	119	0	0	0	0	20	43	0	0	0	0
Other Classes	20,825	257,854	4,271	61,818	3,231	62,638	41,501	98,168	18,709	52,885	12,318	63,423

Shares issued in reorganization
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	8	104	0	0	119	2,078	0	0	0	0	175,337	590,884

Cost of shares redeemed
Class A	(1)	(12)	0	0	0	0	(192)	(410)	0	0	0	0
Class B	(1)	(9)	0	0	0	0	0	0	0	0	0	0
Class C	(1)	(9)	0	0	0	0	0	0	0	0	0	0
Other Classes	(4,960)	(61,130)	(1,194)	(17,570)	(351)	(6,747)	(143,405)	(339,468)	(7,562)	(21,121)	(89,735)	(592,392)

Net increase (decrease) resulting from Fund share transactions	15,959	$197,834	3,077	$44,248	2,999	$57,969	(101,818)	$(241,092)	11,147	$31,764	97,920	$61,915

	RCM Tax-Managed Growth Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	28	$275	0	$0	0	$0
Class B	1	15	0	0	0	0
Class C	1	10	0	0	0	0
Other Classes	525	5,533	303	3,860	2,515	39,742
Shares issued in reorganization
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Cost of shares redeemed
Class A	0	0	0	0	0	0
Class B	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Other Classes	(680)	(7,182)	(1,749)	(22,063)	(356)	(5,319)
Net increase (decrease) resulting from Fund share transactions	(125)	$(1,349)	(1,446)	$(18,203)	2,159	$34,423

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6.30.02 PIMCO Funds Annual Report

Report of Independent Accountants

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds:  Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the RCM Biotechnology Fund, RCM Emerging Markets Fund, RCM Europe Fund, RCM Global Equity Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Tax-Managed Growth Fund (hereafter referred to as the “Funds”) at June 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class A, B and C shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

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PIMCO Funds Annual Report 6.30.02

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

RCM Global Equity Fund	37.43%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.

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6.30.02 PIMCO Funds Annual Report

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2002 are as follows:

	RCM Emerging Markets Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	—	—	0.00410	—
Belgium	—	—	0.00070	0.00010
Brazil	0.03223	0.00280	0.00044	—
Canada	—	—	0.00043	0.00006
Chile	0.00406	0.00054	0.00002	—
China	0.00555	—	—	—
Denmark	—	—	0.00334	0.00050
Finland	—	—	0.00260	0.00039
France	—	—	0.02000	0.00045
Germany	—	—	0.00618	0.00082
Greece	—	—	—	—
Hong Kong	0.00320	—	0.00211	—
Hungary	0.02252	0.00450	—	—
India	0.00605	0.00086	—	—
Israel	0.00072	0.00005	0.00037	0.00006
Italy	—	—	0.02155	0.00320
Japan	—	—	0.00860	0.00130
Malaysia	0.00219	0.00042	—	—
Mexico	0.02455	0.00010	0.00065	—
Netherlands	—	—	0.00413	0.00052
Peru	0.00119	—	—	—
Poland	0.01071	0.00161	—	—
Portugal	—	—	0.00104	0.00018
Russia	0.04321	0.00378	—	—
Singapore	—	—	0.00087	0.00019
South Africa	0.02346	—	—	—
South Korea	0.02739	0.00427	0.00225	0.00037
Spain	—	—	0.00123	0.00018
Sweden	—	—	0.00252	0.00038
Switzerland	—	—	0.00702	0.00105
Taiwan	0.00457	0.00091	—	—
Turkey	0.00027	—	—	—
United Kingdom	0.00576	0.00032	0.03640	0.00359
International	—	—	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

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PIMCO Funds Annual Report 6.30.02

PIMCO Management of Trust Information A, B and C Classes (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.

Non–Interested Trustees

E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust

Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None

Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None

Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.

W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None

Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

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6.30.02 PIMCO Funds Annual Report

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.

Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.

John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

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PIMCO Funds Annual Report 6.30.02

PIMCO Funds Multi-Manager Series

Manager	Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Funds Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

The Broad-Ranging Expertise of PIMCO Funds

PIMCO Funds offers access to the U.S. investment firms of the Allianz Group, one of the world’s largest financial services providers. Together, these firms manage over $346 billion and have a client list that includes more than half of the 100 largest U.S. corporations.

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PZ029.8/02

Annual Report
6.30.02

PIMCO RCM Stock Funds

Share Class D	GROWTH STOCK FUNDS RCM Large-Cap Growth Fund RCM Tax-Managed Growth Fund RCM Mid-Cap Fund	INTERNATIONAL STOCK FUNDS RCM International Growth Equity Fund RCM Europe Fund RCM Emerging Markets Fund

	GLOBAL STOCK FUNDS RCM Global Equity Fund RCM Global Small-Cap Fund	SECTOR-RELATED STOCK FUNDS RCM Global Healthcare Fund RCM Global Technology Fund RCM Biotechnology Fund

1
PIMCO Funds Annual Report 6.30.02

“If one does not know to which port one is sailing, no wind is favorable.”
Seneca

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among those who are considering some changes, here are a couple of key points to keep in mind:

•
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash—notwithstanding 11 recessions and 2 major crashes. And studies have shown that the risk of a negative return diminishes over longer holding periods.

•
No one can predict the next top-performing asset class or sector. Before you make any changes, remember the basic theory of asset allocation. Different investments will outperform and underperform at different times. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at 1-800-426-0107, or visit our Web site at www.pimcofunds.com.

As always, thank you for the trust you’ve placed in us.

Sincerely,

Stephen Treadway
President
July 31, 2002

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

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6.30.02 PIMCO Funds Annual Report

PIMCO RCM Biotechnology Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of biotechnology companies that use technology in an innovative way to gain a strategic, competitive edge.	NUMBER OF SECURITIES IN THE PORTFOLIO: 46 FUND INCEPTION DATE: 12/30/97	TOTAL NET ASSETS: $294.5 million PORTFOLIO MANAGERS: Team Approach

A team of investment professionals specializing in biotechnology and healthcare-related companies manages the portfolio. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on the healthcare sector. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Short-term performance falls short of Lipper Average

In a trying year for biotechnology companies, PIMCO RCM Biotechnology Fund (Class D shares) fell 46.43%. This one-year loss exceeded the –26.00% returned by the Lipper Health & Biology Fund Average. The Fund does, however, continue to outperform its Lipper Average substantially over the longer term. For the three-years ending June 30, 2002, the Fund returned an annual average of 15.80% per year, while the Lipper Average returned 6.67% per year.

Biotechnology market takes a fall

The biotechnology market was one of the darlings of the bull market. In fact, following the announcement of breakthroughs in genome research, it looked like biotechnology just might be the growth industry of the future. What turned things around? A combination of factors converged to make last year a particularly difficult one for biotechnology stocks. These factors include investors who have become highly suspicious of small, technology-oriented companies, several well-publicized new drug failures, and a slowing of the FDA approval process.

Stock selection a key factor in underperformance

The Fund made a few sector bets that hurt performance, but the failure of select stocks had an even stronger effect. One example of a disappointing holding was CV Therapeutics, Inc., a biopharmaceutical company focused on developing drugs for the treatment of cardiovascular diseases. One of the company’s most promising new drugs is Ranolazine, the first in a new class being developed to treat heart strain. Unfortunately, delays have hindered the drug’s entrance into the FDA approval process, and investors have become concerned about the FDA’s scrutiny over safety issues.

Defensive strategy paid off in genomics

One strategy that benefited the Fund last year was its minimal exposure to genomics. Like many others, we are interested in the business prospects of these cutting-edge companies, but we questioned their business models. In particular, we were concerned about the ability of these companies to develop drugs successfully and to generate revenues and profits. The Fund opted to avoid the area and was spared the losses suffered by many of our peers. In another cautious move, the Fund held several biotechnology service companies this year, which contributed to performance. These stocks included Laboratory Corporation of America Holdings, an independent clinical laboratory company.

Expectations for biotechnology companies had become overly inflated and should be more realistic going forward.

Continued volatility expected in near term

While our near-term outlook for biotechnology is continued volatility, we believe that strong fundamentals will drive sector performance over the long-term. We will maintain our focus on stock picking, in particular seeking out companies with promising drugs in the late stages of development that should drive growth and return.

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PIMCO Funds Annual Report 6.30.02

PIMCO RCM Biotechnology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/97)

PIMCO RCM Biotechnology Fund D Shares	–46.43%	15.80%	—	—	16.49%
AMEX Biotech Index	–42.97%	17.64%	—	—	—
Lipper Health/Biotechnology Fund Average	–26.00%	6.67%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
IDEC Pharmaceuticals Corp.	8.3%
Amgen, Inc.	7.7%
MedImmune, Inc.	7.3%
Gilead Sciences, Inc.	6.5%
Cephalon, Inc.	4.8%
Genentech, Inc.	3.4%
Anthem, Inc.	3.0%
Serono SA	3.0%
Immunex Corp.	2.8%
Biogen, Inc.	2.6%
Top Ten Total	49.4%

TOP RELATED INDUSTRIES

Healthcare	94.3%

PORTFOLIO COMPOSITION

Common Stock	94.3%
Cash Equivalents	5.7%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus Dresdner RCM’s (DRCM) own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of companies in the biotechnology industry. There is additional risk with the biotech industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. It may invest up to 25% of its assets in foreign securities which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. It may at times invest in derivatives, IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

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6.30.02 PIMCO Funds Annual Report

PIMCO RCM Emerging Markets Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of companies located in countries with emerging securities markets.	NUMBER OF SECURITIES IN THE PORTFOLIO: 65 FUND INCEPTION DATE: 12/30/97	TOTAL NET ASSETS: $8.9 million PORTFOLIO MANAGERS: Team Approach

A team of investment professionals specializing in emerging market countries and companies manages the RCM Emerging Markets Fund. The team leverages Dresdner RCM’s fundamental research with analysts in six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Members of the team are located in major financial centers around the world. Dresdner RCM Global Investors’ vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fourth quarter rally: the year’s big story

The emerging markets were a bit of a roller-coaster ride in the year ending June 30, 2002. Although things started out slowly, they took off in the fourth quarter of 2001. The positive trend continued in the first quarter of 2002, only to fade away in the second quarter. At the end of the year, PIMCO RCM Emerging Markets Fund (Class D shares) was down 8.22%. These results trailed an average of the Fund’s peers (as measured by the Lipper Emerging Markets Fund Average). The Fund does, however, still outperform its Lipper category over the three-year period.

Sector strategy a mixed bag

For much of the fiscal year the Fund was overweight in healthcare services and suppliers, relative to its benchmark, the MSCI Emerging Markets Index. This position, plus the Fund’s exposure to consumer durables, helped overall performance during the year. Conversely, an underweighting in food, beverage and tobacco and an overweighting in software hurt performance.

Regional strategy assisted Fund

For the most part, the Fund’s assessment of regional market conditions proved accurate, supporting the Fund’s performance over the year. The Fund was overweight in Mexico, which was recently upgraded to investment grade by Standard & Poor’s rating agency. The Fund was also overweight in some of Europe’s emerging markets, including Hungary and the Czech Republic. The Fund also saw success from its investments in Poland, where the EU convergence boosted the market. The Asian markets also helped the Fund last year and will likely continue to prosper this year.

The Fund provides access to the improving conditions in emerging markets.

Avoided Argentina debt altogether

Sometimes what most helps a Fund is what it doesn’t invest in. That was true this year when PIMCO RCM Emerging Markets Fund had no exposure to Argentina at all. The Argentine market was hampered by political uncertainty and poor fiscal policies, which drove down both equity and bond prices.

Emerging markets may offer some of the year’s best opportunities

With the U.S. still in turmoil, investors are willing to look in new areas for growth opportunities. These investors, with dollars in hand, will no doubt be drawn to the improving local economies and strengthening currency of emerging markets. The Fund is well-positioned to capitalize on these changing conditions as they evolve.

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PIMCO Funds Annual Report 6.30.02

PIMCO RCM Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/97)
PIMCO RCM Emerging Markets Fund D Shares	–8.22%	–1.84%	—	—	2.08%
MSCI Emerging Markets Free Index	1.31%	–6.30%	—	—	—
S&P/IFC Index of Investable Emerging Markets	3.62%	–4.25%	—	—	—
Lipper Emerging Markets Fund Average	1.31%	–3.72%	—	—	—

TOP 10 HOLDINGS	% of Total Investment
South Korea/ Samsung Electronics Co. Ltd.	8.3%
Taiwan/ Taiwan Semiconductor Manufacturing Co. Ltd	3.4%
Brazil/ Companhia Vale do Rio Doce SP ADR	3.4%
South Africa/ Anglo American PLC	3.3%
Mexico/ Telefonos de Mexico SA de CV SP—ADR	3.2%
Mexico/ Cemex SA de CV SP—ADR	3.1%
South Korea/ SK Telecom Co., Ltd. SP—ADR	3.1%
South Korea/ Shinhan Financial Group Co., Ltd.	2.7%
Hungary/ OTP Bank Rt.	2.7%
South Africa/ Impala Platinum Holdings Ltd.	2.5%
Top Ten Total	35.7%

TOP 5 COUNTRIES
South Korea	19.6%
Taiwan	15.0%
South Africa	12.2%
Mexico	11.1%
Brazil	8.5%
PORTFOLIO COMPOSITION
Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of emerging markets companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities that generally involve greater risk to principal than investments in higher-rated securities; may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

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6.30.02 PIMCO Funds Annual Report

PIMCO RCM Europe Fund

OBJECTIVE: Seeks long-term capital appreciation. PORTFOLIO: Equity securities of companies located in Europe.	NUMBER OF SECURITIES IN THE PORTFOLIO: 52 FUND INCEPTION DATE: 04/05/90	TOTAL NET ASSETS: $27.7 million PORTFOLIO MANAGERS: Team Approach

A team of international investment professionals specializing in European equities manages the RCM Europe Fund. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on European companies. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund trails benchmark for the year

The year ending June 30, 2002 was a time of great volatility in the European equity markets, leading to PIMCO RCM Europe Fund’s (Class D shares) 20.19% decline. The Fund’s performance trailed the returns for the MSCI Europe Index and the Lipper European Regions Fund Average for the same period. Over the longer term, however, the Fund still offered better relative returns. For the five years ending June 30, 2002, the Fund had an average annual return of 3.26%, versus 2.80% and 2.55% for the Index and Lipper Average, respectively.

Year highlighted by large market swings

As measured by the MSCI Europe Index, the European equity markets finished fiscal year 2002 down 7.42%. But, behind this final figure lies a year of extreme market swings. In the third quarter of 2001, the markets as a whole fell 12.07%. In the fourth quarter of that year, they rose 10.06%. In the first quarter of 2002, the markets remained largely unchanged, only to fall 4.26% in the second quarter.

Sector strategy was a detriment to performance

Among the best performing sectors in Europe over the last twelve months were materials (+19%) and energy (+7%), due to investors’ expectations of a fast worldwide economic recovery. RCM Europe Fund was underweight in both of these sectors compared to the benchmark, hurting our relative performance for the year. The Fund was also hindered by it overweighting in technology, which was the worst performing sector in Europe during the period.

Pharmaceutical stocks play give and take with the Fund

Expiring patents, generic competition and possible healthcare reform combined to create big problems for the pharmaceutical industry. The Fund’s holdings in this sector were no exception. Elan, Shire and Novo Nordisk all saw double digit stock price declines over the year. These losses were offset somewhat, however, by strong price appreciation from Recordati S.p.A. Recordati is an Italian pharmaceuticals company that produces prescription and non-prescription drugs for sale in some 60 countries. Recordati rose 103% over the year to June 30th.

The recent European equity market fall and rash of earnings disappointments may have limited the downside risk, setting the stage for a limited market rebound.

Conditions favor a limited European market rebound

The economic recovery in Europe has not been as robust as past recoveries, raising doubts among investors. The rising strength of the Euro, weak world trade and high oil prices could certainly slow the pace further. But, the recent European equity market fall and rash of earnings disappointments may have limited the downside risk, setting the stage for a limited market rebound. In the meantime, the Fund will maintain its defensive posture, concentrating on our research-intensive, bottom-up investment process to identify attractive opportunities.

8
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Europe Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (4/5/90)
PIMCO RCM Europe Fund D Shares	–20.19%	–6.75%	3.26%	4.78%	2.22%
MSCI Europe Index	–7.42%	–5.65%	2.80%	8.89%	—
Lipper European Region Fund Average	–8.03%	–3.35%	2.55%	7.64%	—

TOP 10 HOLDINGS	% of Total Investments
BNP Paribas SA	3.9%
Schering AG	3.8%
Adidas-Salomon AG	3.6%
Reckitt Benckiser PLC	3.4%
Royal Bank of Scotland Group PLC	2.7%
Barclays PLC	2.6%
Altana AG	2.5%
Recordati SpA	2.4%
Muenchener Rueckversicherungs—Gesellschaft AG	2.4%
Eni SpA	2.4%
Top Ten Total	29.7%

TOP 5 COUNTRIES

United Kingdom	27.1%
Germany	16.5%
France	18.0%
Switzerland	12.6%
Italy	7.2%

PORTFOLIO COMPOSITION

Common Stock	94.1%
Cash Equivalents	5.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of European companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments. This Fund may invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

9
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	60	$1.1 million
PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Equity securities of U.S. and non-U.S. companies.	12/30/98	Team Approach

A team of international investment professionals manages the RCM Global Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Dresdner RCM’s fundamental research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy, investment opportunities do not stop at national borders.

Fund struggles with market conditions

Along with most of its peers, PIMCO RCM Global Equity Fund’s Class D shares posted negative returns for the year ending June 30, 2002. Specifically, the Fund fell 23.57% over the twelve months. This year’s results bring the Fund’s three-year average annual return to –5.56%, tracking the –5.00% return from the Lipper Global Fund Average for the same period.

Overweight in U.S. a drag on performance

In a complete turnaround from past years, the Fund’s U.S. holdings hindered performance. The Fund began the fiscal year overweight in the U.S. relative to its benchmark, the MSCI ACWI Free Index. This exposure was lowered as months passed. Within the U.S., the Fund was hurt primarily by stock selection, with a couple of names having a significant impact. One stock in particular that hurt performance was Tyco International Ltd. In 2002, Tyco made headlines when its questionable accounting practices were brought to light and with the inception of a criminal investigation of its CEO. Another stock that hurt performance was Flextronics International Ltd., a leading contract electronics manufacturer. The Fund has since sold all of its Tyco and Flextronics stock.

Japan and Korea contribute to performance over the year

What the Fund failed to find in the U.S, it found to some degree in foreign markets. Helped by a more rapid economic recovery and strengthening currency, select foreign equity markets offered attractive opportunities. The Asian countries in particular supported overall performance during the year. Fund holding Samsung Electronics, South Korea’s largest company, serves as a good example of how this region helped. Thanks to an aggressive debt reduction program and trimmed operations—the company’s holdings have fallen from 61 affiliated companies to 25—Samsung has met or exceeded expectations during the year.

Global stock market conditions continue to present a challenging investment environment for the Fund.

Focus on fundamentals, at home and abroad

Outside factors have left investors jittery. As we wait to see how the markets will settle, the Fund will maintain the relatively defensive stance it adopted during the year. In general, we will stick with our research-intensive process, letting solid fundamentals lead us to opportunities in and outside the U.S.

10
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Global Equity Fund Fund D Shares	–23.57%	–5.56%	—	—	–2.22%
MSCI All Country Free World Index	–14.22%	–8.43%	—	—	—
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Global Small-Cap Fund Average	–14.38%	–5.00%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Microsoft Corp.	3.4%
Pfizer, Inc.	2.9%
Reckitt Benckiser PLC	2.4%
Noble Corp.	2.3%
Group 4 Falck AS	2.3%
Nabors Industries Ltd.	2.2%
Lafarge SA	2.2%
Coach, Inc.	2.2%
Lockheed Martin Corp.	2.2%
Capital One Financial Corp	2.2%
Top Ten Total	24.3%

TOP 5 RELATED INDUSTRIES

Healthcare	18.4%
Financial & Business Services	14.9%
Technology	13.2%
Consumer Discretionary	7.4%
Capital Goods	7.2%

PORTFOLIO COMPOSITION

Common Stock	96.5%
Cash Equivalents	3.5%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity and equity related securities of three different countries, including the U.S. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities generally involve greater risk to principal than investments in higher-rated securities, may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

11
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Healthcare Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 54	TOTAL NET ASSETS: $168.9 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities of companies, domestic and international, that use healthcare in an innovative way to gain a strategic, competitive edge.	12/31/96	Team Approach

A team of global investment professionals specializing in healthcare-related companies manages the RCM Global Healthcare Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts that focus on healthcare companies. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Long-term performance remains solid

PIMCO RCM Global Healthcare Fund’s Class D shares fell 22.15% in the year ending June 30, 2002. Despite this disappointing twelve months, the Fund continues to report strong long-term results for its shareholders. Over the three- and five-year periods ending June 30, 2002, the Fund had an average annual return of 16.14% and 16.36% respectively. Those numbers are a significant improvement over the Fund’s peers, which, as measured by the Lipper Health/Biotechnology Fund Average, returned 6.67% and 7.85% for the same time periods.

Pharmaceuticals perform poorly

The biggest drag on the Fund’s one-year performance was its position in large-cap pharmaceuticals. One of the darlings of the last few years, pharmaceuticals were brought down by a combination of events, including Medicare drug pricing and slower FDA approval times. In addition, many of the pharmaceuticals did not have enough new drugs in the pipeline, and the ones under trial were in trouble. Even relatively strong pharmaceuticals, such as top Fund holdings Pfizer and Pharamcia, were punished for being part of the failing sector.

Healthcare services and other sectors make the difference

To overcome the setbacks in pharmaceutical stocks, the Fund relied on holdings in several other sectors, including healthcare providers and services, such as hospitals. Companies in this business tend to be less reliant on the general economy, plus providers have been gaining increasing pricing power. The Fund also saw contributions from several holdings in the orthopedics field, where the aging population has increased demand. These holdings included Biomet Inc., ORATEC Interventions Inc. and Stryker Corp. Stryker produces surgical products and instruments, as well as orthopedic implants such as artificial joints, spinal rods, screws and bond cement. The company operates worldwide, with sales outside the U.S. accounting for 35% of its revenue.

Despite disappointing returns from pharmaceutical stocks, the Fund continued to outperform over the long term.

Diversified Johnson & Johnson fares well

The Fund also benefited from its investment in Johnson & Johnson, one of the world’s largest, most diversified healthcare product makers. In particular, Johnson & Johnson benefited from its drug-coated stents, a new device in the cardiovascular field intended to alleviate the scarring that may occur in veins or arteries after an angioplasty procedure.

Investor sentiment will play a key role going forward

Investors burned by the massive technology sell-off in 2000 are understandably gun-shy. But, we believe that current concerns about product pipelines and FDA delays have become exaggerated. Lower stock prices make this an attractive time to buy, but the Fund will be waiting for some indication that investors are back on board. In the meantime, the Fund will remain focused on high quality companies with more predictable or sustainable revenue.

12
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Healthcare Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception
PIMCO RCM Global Healthcare Fund D Shares (12/31/96)	–22.15%	16.14%	16.36%	—	18.03%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Russell Mid-Cap Healthcare Index	–20.60%	–0.28%	4.05%	—	—
Lipper Health/Biotechnology Fund Average	–26.00%	6.67%	7.85%	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	6.6%
Medtronic, Inc.	5.0%
Wyeth	4.6%
Pharmacia Corp.	4.3%
Johnson & Johnson	3.7%
Boston Scientific Corp.	3.7%
HCA, Inc.	3.6%
Cardinal Health, Inc.	3.1%
St. Jude Medical, Inc.	2.9%
Tenet Healthcare Corp.	2.8%
Top Ten Total	40.3%

TOP RELATED INDUSTRIES
Healthcare	94.9%
Consumer Discretionary	2.1%

PORTFOLIO COMPOSITION
Common Stock	97.1%
Cash Equivalents	2.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in the healthcare sector equity securities. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

13
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Small-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	96	$12.8 million
PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities of issuers located in at least three different countries.	12/31/96	Team Approach

A team of international investment professionals manages the RCM Global Small-Cap Fund. A team of global small-cap analysts focuses on small-cap companies organized into six research sectors: technology, health-care, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund still outperforming over the long term

PIMCO RCM Global Small-Cap Fund (Class D shares) finished the year ending June 30, 2002 down 18.34%. During the year, this decline exceeded the losses posted by the Fund’s benchmark and Lipper Average, although the longer-term record remains well above average. For the five-year period ending June 30, 2002, the Fund had an average annual return of 9.65%, versus 2.09% for the MSCI World Small-Cap Index and 2.69% for the Lipper Global Small-Cap Fund Average.

U.S. small-cap growth sectors struggled

U.S. growth stocks were hit hard last year. Investors still coming to terms with their technology losses were confronted with terrorist attacks and accounting scandals, driving them to the presumed safety of larger-cap stocks and bonds. Events in North America tend to significantly impact performance, as this region made up slightly over half of the Index and the Fund. The Fund’s domestic holdings, especially in technology and biotechnology, accounted for much of its underperformance. Some of the worst performing stocks included software manufacturers Micromuse Inc. and Interwoven and semi-conductor and instrument companies Centillium Communications and Mattson Technology. As of year-end, the Fund had trimmed its technology and biotechnology positions considerably.

Foreign markets offered best opportunities

The Fund’s non-U.S. holdings told a very different story. In particular, the Fund benefited from its investments in Italy, Germany and the United Kingdom. The Fund’s holdings in Italy more than doubled in value, bucking the global downward trend. Korea also performed well, benefiting from aggressive reforms initiated after the Asian crisis. In terms of specific holdings, the Fund’s best performing stock over the year was Recordati S.p.A., an Italian pharmaceuticals company that produces prescription and non-prescription drugs for sale in some 60 countries. Recordati rose 103% over the year to June 30th. Another Italian stock that did well for the Fund recently was top-ten holding Merloni Elettrodomestici SpA, a maker of high-end white goods. Merloni climbed 43% just in the second quarter of 2002.

Non-U.S. markets offered the best investment opportunities to the Fund in fiscal 2002.

Small-cap global marketplace still holds potential

In our view, smaller companies around the globe still hold potential in the current economic environment. Small caps can often grow faster than large cap firms, in part by pursuing niche opportunities. Additionally, small caps may benefit from the fact that most of the high profile accounting misdeeds have occurred at very large, multinational corporations.

14
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Global Small-Cap Fund D Shares	–18.34%	2.93%	9.65%	—	11.96%
MSCI World Small-Cap Index	–1.75%	4.22%	2.09%	—	—
Lipper Global Small-Cap Fund Average	–11.64%	0.74%	2.69%	—	—

TOP 10 HOLDINGS	% of Total Investments
Tandberg ASA	2.0%
Renal Care Group, Inc.	2.0%
Merloni Elettrodomestici SpA	1.9%
Game Group PLC	1.8%
Fairmont Hotels & Resorts, Inc.	1.8%
EDO Corp.	1.8%
Axcan Pharma, Inc.	1.8%
Securicor PLC	1.7%
Recordati SpA	1.7%
Saurer AG	1.6%
Top Ten Total	18.1%

TOP 5 RELATED INDUSTRIES

Technology	19.7%
Consumer Discretionary	15.4%
Healthcare	12.9%
Financial & Business Services	9.8%
Consumer Services	9.6%

PORTFOLIO COMPOSITION

Common Stock	98.7%
Cash Equivalents	1.3%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 65% of its assets in companies included in the MSCI World Small Cap Index. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

15
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Global Technology Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 86	TOTAL NET ASSETS: $267.3 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Equity securities of companies, domestic and international, that use technology in an innovative way to gain a strategic, competitive edge.	12/27/95	Huachen Chen Walter Price, Jr.

Huachen Chen
CFA

Mr. Chen is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1984 and previously worked as an engineer at Intel Corp.

Walter Price
CFA

Mr. Price is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1974 and previously worked as an analyst for Colonial Investments.

Technology markets fail to recover

The global technology market continued ailing this past year, held back by gun-shy investors and a newfound respect for valuation. PIMCO RCM Global Technology Fund’s Class D shares fell 36.92% in this environment. To put this return into perspective, it is important to note that an average of the Fund’s peers, as measured by the Lipper Science & Technology Fund Average, fell 44.60% during the same period. And, over the longer term, the Fund is still posting solid results, returning an average 12.98% per year over the five years ending June 30, 2002.

Software holdings hurt by delayed economic recovery

Software stocks are generally considered cyclical, meaning their growth rate is closely tied to the economy. Anticipating a relatively rapid economic recovery, the Fund began the year with a significant position in software stocks. This strategy seemed right on track in the fourth quarter of 2001. But, unforeseeable forces drove the markets back down, hitting software stocks particularly hard in the second quarter of 2002. Since that time, we have lowered our expectations for economic recovery and trimmed back the Fund’s software exposure.

Select telecommunications stocks hinder performance

While the Fund did not hold any WorldCom stock, it did hold several other telecommunications names. The Fund had limited exposure to telecommunications, but select stocks, such as QUALCOMM and Ciena Corp., negatively impacted performance. The Fund held only a small percentage of its assets in telecommunications by June 30, 2002.

Defense stocks proved strong contributors

The Fund’s position in the area of defense stocks helped its performance. Defense stocks proved more resistant to economic gyrations, and, additionally, they stood to benefit from America’s increased war efforts. A few examples of defense stocks that did well for the Fund over the year are Lockheed Martin, L3 Communications and Northrop Grumman Corp. The Fund also saw strong contributions from its service-oriented stocks, such as First Data Corporation and Affiliated Data.

International options make the difference

The ability to invest outside of the U.S. provided a critical advantage this year. In particular, the Fund benefited from several Asian holdings, including Yahoo! Japan and Samsung Electronics. Another stock from this region that did well for the Fund was Taiwan Semiconductor, the world’s largest supplier of computer chips.

Remaining cautious going forward

The Fund is committed to remaining cautious as we head into the second half of 2002. By concentrating on in-depth research and detailed valuations, we believe we can continue to identify attractive technology investments—especially with the Fund’s ability to look into the foreign markets.

16
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Global Technology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Fund D Shares	–36.92%	–9.13%	12.98%	—	15.41%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Science & Technology Fund Average	–44.60%	–21.16%	–0.05%	—	—

TOP 10 HOLDINGS	% of Total Investments
eBay, Inc.	4.6%
Microsoft Corp.	3.9%
Affiliated Computer Services, Inc. ‘A’	3.3%
UTStarcom, Inc.	2.9%
Cisco Systems, Inc.	2.7%
Intuit, Inc.	2.4%
Yahoo Japan Corp.	2.4%
Dell Computer Corp.	2.1%
First Data Corp.	2.0%
Expedia, Inc.	1.8%
Top Ten Total	28.1%

TOP 5 RELATED INDUSTRIES

Technology	59.6%
Consumer Services	5.7%
Aerospace	4.9%
Financial & Business Services	3.4%
Consumer Discretionary	3.3%

PORTFOLIO COMPOSITION

Common Stock	82.8%
Cash Equivalents	17.2%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of foreign companies. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

17
6.30.02 PIMCO Funds Annual Report

PIMCO RCM International Growth Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	107	$138.9 million
PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities of issuers located in at least ten different countries.	05/22/95	Team Approach

An international team of investment professionals manages RCM International Growth Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy investment opportunities do not stop at national borders.

Fund underperforms peers for the year

An average of international stock funds, as measured by the Lipper International Fund Average, fell more than 10% in the year ending June 30, 2002. During this same period PIMCO RCM International Growth Equity Fund’s Class D shares fell 22.89%. Much of the Fund’s relative underperformance can be traced to its defensive strategy during the period.

International markets moving back into the spotlight

More and more investors are beginning to take notice of events unfolding outside the U.S. What they’ve found is that while foreign stock markets are still struggling, they are often showing more promise than here at home. In fact, during the second quarter of 2002, foreign stock markets as a whole outperformed the U.S. It is important to note that while some portion of this performance is attributable to the falling U.S. dollar, there is also growing evidence that select countries are recovering more rapidly than the U.S. from the 2000 market decline.

Defensive strategy hinders performance

The Fund anticipated a prolonged period of economic recovery in the foreign markets and therefore missed several opportunities to benefit from improving conditions. For example, the Fund was underweight in the materials sectors this year relative to its benchmark, the MSCI EAFE Index. Materials tends to be a very cyclical industry, so when economies start picking up, as they did, these companies prosper.

Technology holdings continue to be a drag on performance

Several sub-sectors of technology deterred the Fund’s relative performance during the year. The Fund was slightly overweight in software, which did not do well in this period. It was also overweight in semiconductors, which fell. And finally, the Fund was overweight in wireless communications, which did not see any material increase in users due to provider delays.

We have increasing confidence in Asia, and Japan in particular, going forward.

Avoided communications holdings

The Fund’s underweighting in communications stocks proved very beneficial this year. This underweighting allowed the Fund to avoid the industry-wide drop following WorldCom’s problems. The Fund also benefited from its overweighting in household and personal products during the period, including names such as Reckitt Benckiser, a UK-based household cleaning, health and human care company.

Looking for signs of improving conditions

The Fund will remain cautious going into the new fiscal year. We will be looking for signs that investors’ attitudes are improving and that the markets have picked up year-over-year in the third quarter of 2002. In terms of regions, the Fund will be paying particular attention to Asia, especially Japan, where the economy and company announcements are encouraging.

18
PIMCO Funds Annual Report 6.30.02

PIMCO RCM International Growth Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (5/22/95)
PIMCO RCM International Growth Equity Fund D Shares	–22.89%	–11.71%	–3.85%	—	3.84%
MSCI EAFE Index	–9.20%	–6.49%	–1.25%	—	—
MSCI All Country World Free Ex-US Index	–8.16%	–6.16%	–1.70%	—	—
Lipper International Fund Average	–10.17%	–5.26%	–0.71%	—	—

TOP 10 HOLDINGS	% of Total Investments
Eni SpA	2.7%
BNP Paribas SA	2.5%
TotalFinaElf SA	2.2%
Samsung Electronics Co. Ltd.	2.0%
Reckitt Benckiser PLC	2.0%
Aventis SA	2.0%
Fuji Photo Film Co.	1.9%
Royal Bank of Scotland Group PLC	1.8%
Nestle SA	1.8%
UBS AG	1.7%
Top Ten Total	20.6%

TOP 5 COUNTRIES

Japan	22.6%
United Kingdom	19.7%
France	11.2%
Germany	8.1%
Switzerland	7.4%

PORTFOLIO COMPOSITION

Common Stock	98.1%
Cash Equivalents	1.9%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of foreign companies. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

19
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Large-Cap Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	69	$249.9 million
PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Large capitalization equity securities.	12/31/96	Team Approach

A team of investment professionals specializing in large capitalization companies manages the RCM Large-Cap Growth Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on large-cap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services,telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund continues to outperform Lipper Average

Terrorist attacks, corporate accounting scandals, a weakening dollar and disappointing GDP figures exacerbated an already difficult market for large-cap stocks. Like many of its peers, PIMCO RCM Large-Cap Growth Fund’s Class D shares posted negative returns during this period. For the year ending June 30, 2002, the Fund fell 22.83%, outperforming the Lipper Large-Cap Growth Fund Average, which fell 25.48%. This continues the Fund’s streak of outperforming its Lipper Average, with the Fund returning an annual average of –9.39% and 6.38% for the three- and five-year periods, versus the Lipper Average return of –13.50% and 0.80% respectively.

Accounting improprieties have ripple effect

The Fund’s positions in Enron and Tyco were an obvious drag on overall performance during the year. We did, however, escape the worst of the damage by trimming and then eliminating positions as events were unfolding and before the true extent of the problems were disclosed. These accounting improprieties also had an impact on other holdings in the portfolio. As each new scandal broke, investors began to question the quality of management and financials statements at other companies, often condemning them solely due to their association with the companies coming under fire.

Pharmaceuticals hindered performance; consumer staples helped

The Fund’s healthcare holdings proved a deterrent to performance for the year. Within healthcare, the portfolio focused on large-cap pharmaceuticals, many of which were struggling with lengthy FDA approval times, limited price power and a less robust product pipeline. The Fund’s position in consumer staples, on the other hand, positively contributed to performance. In particular, the Fund saw support from Anheuser-Busch Companies, General Dynamics and Wal-Mart.

The Fund outperformed its Lipper Average for the one-, three- and five-year periods ending June 30, 2002.

Remaining cautious until economy and markets find direction

High corporate and consumer debt levels, coupled with a weaker dollar, may act as a head wind on growth. But, investor sentiment is very unpredictable. Going forward, the Fund will remain relatively cautious, at least until there is a better indication of the direction in which the economy and market are heading.

20
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Large-Cap Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/31/96)
PIMCO RCM Large-Cap Growth Fund D Shares	–22.83%	–9.39%	6.38%	—	9.13%
S&P 500 Index	–17.99%	–9.18%	3.66%	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	0.80%	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	6.5%
Microsoft Corp.	4.4%
Anheuser-Busch Cos., Inc.	4.0%
American International Group, Inc.	3.7%
Wal-Mart Stores, Inc.	3.3%
PepsiCo, Inc.	3.2%
General Electric Co.	3.2%
Fannie Mae	3.0%
Pharmacia Corp.	2.8%
Johnson & Johnson	2.6%
Top Ten Total	36.7%

TOP 5 RELATED INDUSTRIES

Healthcare	24.1%
Consumer Staples	18.2%
Financial & Business Services	15.4%
Technology	10.7%
Consumer Discretionary	7.3%

PORTFOLIO COMPOSITION

Common Stock	95.2%
Cash Equivalents	4.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in large-cap equity securities of U.S. companies. This Fund may invest up to 20% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

21
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Mid-Cap Fund

OBJECTIVE: Seeks long-term capital appreciation.	NUMBER OF SECURITIES IN THE PORTFOLIO: 100	TOTAL NET ASSETS: 355.0 million

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Small to medium capitalization equity securities.	11/06/79	Team Approach

A team of investment professionals specializing in medium capitalization companies manages the RCM Mid-Cap Fund. The team is responsible for the day-to-day operations of the portfolio and works closely with analysts covering midcap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Returns reflect general market weakness

PIMCO RCM Mid-Cap Fund’s Class D shares returned –28.16% for the year ending June 30, 2002—results that reflected the overall weakness in equity markets and especially in growth stocks. This return underperformed the Fund’s benchmark, the Russell Mid-Cap Growth Index, which fell 26.34% during the period. The Lipper Mid-Cap Growth Fund Average fell 25.20%. Over the longer term, the Fund maintains a strong relative performance record, returning an average 3.62% annually for the five-year period ending June 30, 2002. This return surpassed the Fund’s benchmark and Lipper Average, which returned 2.26% and 2.73% respectively, over the same time period.

Technology’s short rally didn’t help performance

The twelve months covered in this report saw great volatility in mid-cap stocks. The Fund’s strategy in this environment was to remain underweight in technology relative to it’s benchmark, while favoring relatively conservative sectors. This technology underweight, however, limited the Fund’s ability to capture fully the strong but short-lived tech rally during the fourth quarter. Fortunately, the Fund recovered some of this ground in the first half of 2002, in part by underweighting communications equipment and overweighting healthcare equipment and supplies relative to its benchmark.

Stock selection buffered by industry strategy

Overall, stock selection hindered the Fund’s performance over the year, while industry strategy buffered the declines. Holdings in software were the most detrimental to the Fund, with names such as Amdocs, PeopleSoft Inc. and CheckPoint Systems Inc. all falling as investors fled technology. The Fund’s holdings in commercial services and supplies also hurt performance, with independent power producer Calpine Corp. leading the decline.

Mid-cap companies dependent on consumer spending continued to offer attractive opportunities.

Consumer-related sectors supported performance

The Fund’s better-performing stocks were in consumer-sensitive sectors. Top ten holding Williams-Sonoma Inc., a leading retailer of household products, is a good example. Supported by a robust housing market and strong consumer spending, this stock rose 58% in the year to June. Another example is Electronic Arts, the top video game publisher in the country, which rose 14%.

Consistent strategy should help Fund weather further volatility

Mid-caps should thrive in the current slow growth, low-inflationary environment. In addition, investor frustration with high-profile mega-caps should favor smaller-cap investing. However, investor concerns about corporate governance, if not addressed, threaten to overcome these prospects. We expect volatility to continue near term and will reassess the positioning of the Fund in response to the macro-economic and micro-economic inputs that unfold in the days and months ahead.

22
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (11/6/79)
PIMCO RCM Mid-Cap Fund D Shares	–28.16%	–6.08%	3.62%	10.17%	15.91%
Russell Mid-Cap Growth Index	–26.34%	–9.16%	2.26%	9.55%	—
Lipper Mid-Cap Growth Fund Average	–25.20%	–5.49%	2.73%	9.44%	—

TOP 10 HOLDINGS	% of Total Investment
Electronic Arts, Inc.	2.3%
Starwood Hotels & Resorts Worldwide, Inc.	2.2%
Noble Corp.	2.0%
Expeditors International Washington, Inc.	1.8%
Microchip Technology, Inc.	1.8%
The BISYS Group, Inc.	1.8%
IDEC Pharmaceuticals Corp.	1.7%
Dollar Tree Stores, Inc.	1.7%
Weatherford International, Ltd.	1.7%
Hilton Hotels Corp.	1.7%
Top Ten Total	18.7%

TOP 5 RELATED INDUSTRIES

Technology	22.4%
Healthcare	21.5%
Consumer Discretionary	17.2%
Financial & Business Services	11.6%
Energy	9.2%

PORTFOLIO COMPOSITION

Common Stock	100.0%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund normally invests 80% of its total assets and at least 80% of its investments in equity and equity-related securities of small- to medium-sized U.S. companies. This fund may invest up to 10% in foreign issuers, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

23
6.30.02 PIMCO Funds Annual Report

PIMCO RCM Tax-Managed Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Seeks after-tax growth of capital.	40	$7.0 million
PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
A broadly diversified portfolio of equity securities of U.S. issuers.	12/30/98	Team Approach

A team of investment professionals specializing in tax-sensitive portfolio management is responsible for the day-to-day operations of the RCM Tax-Managed Growth Fund. The team works closely with analysts covering mid-and large-cap companies and focuses their efforts on generating long-term capital appreciation and enhancing after-tax returns for shareholders. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperforms Lipper Average

Tax considerations aside, the year ending June 30, 2002 was a challenging period for stock investors. The markets had barely begun to recover from technology’s 2000 meltdown when investors were bombarded with terrorist attacks, corporate accounting scandals and a falling U.S. dollar. The result was that large-cap stock funds in general, as measured by the Lipper Large-Cap Growth Fund Average, fell 25.48% during the year. The PIMCO RCM Tax-Managed Growth Fund’s Class D shares were able to outperform this average, but it still posted negative absolute returns, falling 20.12% over the twelve months. In the same manner, the Fund did considerably better than its peers over the three year period ending June 30, 2002, returning an annual average of –7.57% versus
–13.50% for the Lipper Average.

Timely selling limited losses

The Fund held positions in both Enron and Tyco during the year, both of which hurt performance. The damage could have been much worse, however, had the Fund not trimmed and then eliminated holdings when questions about management and financials were brought to light.

Pharmaceutical stocks hindered by industry conditions

The Fund was, and continues to be, overweight in healthcare relative to its benchmark (the S&P 500 Index). This position negatively affected performance over the year. The single largest detractor within healthcare was the Fund’s pharmaceutical stocks. Large-cap pharmaceutical companies spent much of the year struggling with lengthy FDA approval times, while at the same time facing limited pricing power and a less robust product pipeline. The Fund remains confident in the healthcare sector, however, as many of the sub-sectors outside of pharmaceuticals offer the solid fundamentals and demographic profiles we seek.

Consumer-related sectors benefited performance

Until recently, consumers were relatively confident about an economic recovery and were spending accordingly. Many of the Fund’s most successful stocks during the past year were in companies that benefited from that spending. For example, the Fund had positive contributions from Anheuser-Busch Companies and Walgreen Co.

For the second year in a row, the Fund paid no distribution—and still managed to outperform its Lipper Average.

Losses put to use in tax management strategy

As of June 30, 2002, the Fund still carried a net loss. Using these losses, in conjunction with a swap trading strategy, has allowed the Fund to manage taxable distributions. As a result, for the second consecutive calendar year, the Fund avoided paying any distribution to its shareholders.

Remaining cautious until economy and markets find direction

High corporate and consumer debt levels, coupled with a weaker dollar, may act as a head wind on growth. But, investor sentiment is very unpredictable. Going forward, the Fund will remain relatively cautious, at least until there is a better indication of where the economy and the market are heading.

24
PIMCO Funds Annual Report 6.30.02

PIMCO RCM Tax-Managed Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (12/30/98)
PIMCO RCM Tax-Managed Growth Equity Fund D Shares	–20.12%	–7.57%	—	—	–1.26%
After taxes on distributions	–20.12%	–7.78%	—	—	–1.44%
After taxes on distributions and redemption of Fund shares	–12.35%	–6.03%	—	—	–1.07%
S&P 500 Index	–17.99%	–9.18%	—	—	—
Lipper Large-Cap Growth Fund Average	–25.48%	–13.50%	—	—	—

TOP 10 HOLDINGS	% of Total Investments
Pfizer, Inc.	4.6%
Anheuser-Busch Cos., Inc.	4.3%
Walgreen Co.	4.3%
Microsoft Corp.	4.2%
Federated Investors, Inc.	3.5%
Wyeth	3.5%
Pharmacia Corp.	3.5%
SYSCO Corp.	3.4%
PepsiCo, Inc.	3.3%
General Electric Co.	3.3%
Top Ten Total	37.9%

TOP 5 RELATED INDUSTRIES

Healthcare	23.0%
Consumer Staples	18.4%
Financial & Business Services	18.3%
Technology	8.4%
Capital Goods	5.7%

PORTFOLIO COMPOSITION

Common Stock	88.2%
Cash Equivalents	11.8%

CHANGE IN VALUE For periods ended 6/30/02

Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund invests in a diversified portfolio of equities of US companies and may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

25
6.30.02 PIMCO Funds Annual Report

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. There is no guarantee that these or any other investment techniques will be effective under all market conditions. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC (“Dresdner RCM”). Research data used by GrassrootsSM to generate GrassrootsSM Research recommendations is received from reporters and field force investigators who work as independent contractors for broker-dealers who supply research to Dresdner RCM and certain affiliates in connection with brokerage services. The information and opinions have been compiled and arrived from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Class D shares began for RCM Emerging Markets on 3/99, RCM Europe on 2/02, RCM Global Equity on 2/02, RCM Global Small-Cap on 2/02, RCM Global Technology on 1/99, RCM International Growth Equity on 3/99, RCM Mid-Cap on 12/00, RCM Tax-Managed 2/99 and RCM Large-Cap Growth on 3/99. These returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect D share different operating expenses. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The MSCI Emerging Markets Free is an unmanaged group of international stocks representing countries with emerging markets whose Gross National Product is substantially below the average of developed countries. The MSCI Europe is a market-capitalization-weighted benchmark index made up of equities from 15 European countries. France, Germany and the United Kingdom represent about two-thirds of the index. The MSCI All Countries World Free Index is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The MSCI World Small Cap Index is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI EAFE is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. The Russell Mid-Cap Growth Measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. It is not possible to invest directly into an unmanaged index. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. For additional details on the Fund, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcofunds.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

26
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Biotechnology Fund

June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 93.0%
Healthcare 93.0%
3 Dimensional Pharmaceuticals, Inc. (b)	611,700	$2,722
Abgenix, Inc. (b)	410,000	4,055
Actelion Ltd. (b)	35,800	1,296
Adolor Corp. (b)	315,600	3,554
Affymetrix, Inc. (b)	284,500	6,825
Amgen, Inc. (b)	534,500	22,385
Amylin Pharmaceuticals, Inc. (b)	575,000	6,290
Anthem, Inc. (b)	131,100	8,847
Applied Molecular Evolution, Inc. (b)	473,600	2,737
Aventis SA	18,200	1,287
Biogen, Inc. (b)	178,600	7,399
Biomet, Inc.	223,000	6,048
Cell Genesys, Inc. (b)	244,300	3,295
Cell Therapeutics, Inc. (b)	351,400	1,918
Cephalon, Inc. (b)	305,500	13,809
Charles River Laboratories International, Inc. (b)	158,810	5,566
Cubist Pharmaceuticals, Inc. (b)	136,000	1,280
CV Therapeutics, Inc. (b)	180,000	3,352
Deltagen, Inc. (b)	820,300	2,010
Enzon, Inc. (b)	118,000	2,904
Esperion Therapeutics, Inc. (b)	575,000	3,122
Genentech, Inc. (b)	297,888	9,979
Gilead Sciences, Inc. (b)	575,100	18,909
HCA, Inc.	60,900	2,893
Human Genome Sciences, Inc. (b)	247,800	3,321
IDEC Pharmaceuticals Corp. (b)	683,200	24,219
Immunex Corp. (b)	362,200	8,092
Indevus Pharmaceuticals, Inc. (b)	600,000	696
InterMune, Inc (b)	323,400	6,824
La Jolla Pharmaceutical Co. (b)	260,200	1,626
Laboratory Corp. of America Holdings (b)	160,200	7,313
MedImmune, Inc. (b)	798,800	21,088
Medtronic, Inc.	139,100	5,960
Millennium Pharmaceuticals, Inc. (b)	465,700	5,658
NeoPharm, Inc. (b)	154,550	1,943
Neurocrine Biosciences, Inc. (b)	197,100	5,647
NPS Pharmaceuticals, Inc. (b)	149,400	2,289
OSI Pharmaceuticals, Inc. (b)	277,000	6,654
Protein Design Labs, Inc. (b)	393,900	4,278
Rita Medical Systems, Inc. (b)	150,000	1,500
Serono SA	13,425	8,830
Settle Genetics, Inc. (b)	550,500	2,868
Trimeris, Inc. (b)	110,400	4,901
Versicor, Inc. (b)	313,100	4,211
Wellpoint Health Networks, Inc. (b)	43,600	3,393

Total Common Stocks (Cost $ 414,759)		273,793

SHORT-TERM INSTRUMENTS 5.6%
	Principal Amount (000s)
Repurchase Agreement 5.6%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.250% due 09/10/2003 valued at $16,963. Repurchase proceeds are $16,632.)	$16,630	16,630

Total Short-Term Instruments (Cost $16,630)		16,630

Total Investments (a) 98.6% (Cost $431,389)		$290,423

Other Assets and Liabilities (Net) 1.4%		4,053

Net Assets 100.0%		$294,476

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $444,882 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$7,065
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(161,524)

Unrealized depreciation-net		$(154,459)

(b) Non-income producing security.

See accompanying notes

27
6.30.02 PIMCO Fund Annual Report

Schedule of Investments
RCM Emerging Markets Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 96.3%
Brazil 8.2%
Aracruz Celulose SA—SP ADR	5,000	$100
Companhia de Bebidas das Americas SP—ADR	8,300	129
Companhia Paranaense de Energia-Copel SP—ADR	12,500	51
Companhia Vale do Rio Doce SP—ADR (b)	10,500	291
Petroleo Brasileiro SA	3,000	52
Tele Centro Oeste Celular Participacoes SA SP—ADR	15,000	66
Tele Norte Leste Participacoes SA SP—ADR	4,000	40

		729

Chile 0.9%
Banco Santander Chile SP—ADR	2,900	38
Compania de Telecomunicaciones de Chile SA SP—ADR	3,500	43

		81

China 7.2%
China Mobile (Hong Kong) Ltd. (b)	38,000	112
China Mobile (Hong Kong) Ltd. SP—ADR (b)	11,500	168
China Resources Enterprise Ltd. (b)	100,000	117
Huaneng Power International, Inc.	72,000	59
TCL International Holdings Ltd.	660,000	184

		640

Czech Republic 0.8%
Komercni Banka AS (b)	1,400	72

Hungary 5.6%
Demasz Rt.	4,091	162
Gedeon Richter Rt.	1,800	103
OTP Bank Rt.	29,000	228

		493

India 6.4%
Cipla Ltd. (b)	3,950	76
Dr. Reddy’s Laboratories Ltd.	3,700	72
Gujarat Ambuja Cements Ltd. (b)	21,500	90
Housing Development Finance Corp. Ltd. (b)	4,500	60
Infosys Technology Ltd. (b)	2,400	161
Ranbaxy Laboratories Ltd. (b)	6,000	108

		567

Israel 2.0%
Check Point Software Technologies Ltd. (b)	2,400	33
Teva Pharmaceutical Industries Ltd. SP—ADR	2,200	147

		180

Malaysia 1.9%
Gamuda Bhd.	50,000	82
Tenaga Nasional Bhd.	32,000	84

		166

Mexico 10.7%
America Movil SA de CV (b)	2,500	33
Cemex SA de CV SP—ADR	10,014	264
Grupo Financiero BBVA Bancomer, SA de CV ‘O’ (b)	230,000	188
Grupo Modelo SA de CV ‘C’	18,000	42
Telefonos de Mexico SA de CV SP—ADR	8,500	273
Wal-Mart de Mexico SA de CV ‘V’	55,500	150

		950

Peru 1.3%
Compania de Minas Buenaventura SAu SP—ADR	4,475	115

Poland 0.9%
Bank Polska Kasa Opieki SA (b)	3,500	80

Russia 3.4%
Mobile Telesystems SP—ADR	5,920	179
Surgutneftegaz SP—ADR	6,200	121

		300

South Africa 11.7%
Anglo American Platinum Corp. Ltd.	1,900	74
Anglo American PLC	17,200	285
AngloGold Ltd.	1,000	53
Impala Platinum Holdings Ltd.	3,870	213
Johnnic Holdings Ltd.	9,000	36
Nedcor Ltd.	12,025	136
Sasol Ltd.	10,800	115
Standard Bank Group Ltd. (b)	40,500	125

		1,037

South Korea 18.9%
Korea Electric Power Corp.	4,800	88
KT Corp.	1,300	52
KT Corp. SP—ADR	6,500	141
POSCO	900	100
Samsung Electronics Co. Ltd.	2,600	711
Samsung Securities Co., Ltd. (b)	3,000	86
Shinhan Financial Group Co., Ltd. (b)	16,400	232
SK Telecom Co., Ltd. SP—ADR	10,600	263

		1,673

Taiwan 14.5%
ASE Test Ltd. (b)	1,500,000	205
AU Optronics Corp. (b)	80,000	75
Compal Electronics, Inc. (b)	54,750	53
Delta Electronics, Inc.	123,050	166
President Chain Store Corp.	63,000	118
Quanta Computer, Inc.	31,000	87
Siliconware Precision Industries Co. (b)	75,000	53
Taiwan Secom	90,000	83
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	143,704	292
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (b)	11,550	150

		1,282

Thailand 1.9%
Advanced Info. Service Public Co. Ltd.	170,000	164

Total Investments (a) 96.3% (Cost $8,493)		$8,529

Other Assets and Liabilities (Net) 3.7%		327

Net Assets 100.0%		$8,856

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $8,850 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$670
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(991)

Unrealized depreciation-net		$(321)

(b)	Non-income producing security

See accompanying notes

28
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Europe Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.0%
Belgium 1.5%
Interbrew	14,450	$414

Denmark 1.2%
Vestas Wind Systems	12,725	345

Finland 1.0%
Nokia Oyj SP—ADR	19,925	289

France 17.3%
Aventis SA	7,660	542
BNP Paribas SA	20,525	1,133
L’Oreal SA	6,470	504
Pernod Ricard	3,150	308
Sanofi-Synthelabo SA	7,220	438
Technip-Coflexip SA	5,465	574
TotalFinaElf SA	4,240	687
Vinci	9,000	609

		4,795

Germany 19.7%
Adidas-Salomon AG	12,950	1,062
Altana AG	13,625	738
Bayerische Motoren Werke AG	11,720	475
Deutsche Lufthansa AG	38,940	553
Infineon Technologies AG—ADR	11,770	182
Marschollek, Lautenschlaeger und Partner AG	4,670	145
Muenchener Rueckversicherungs—Gesellschaft AG	2,930	693
SAP AG	19,030	462
Schering AG	17,800	1,119

		5,429

Greece 1.3%
Hellenic Telecommunications Organization SA (OTE)	22,200	350

Italy 7.6%
Alleanza Assicurazioni	26,070	250
Eni SpA (b)	43,600	692
Recordati SpA	26,200	708
Saipem	61,000	438

		2,088

Netherlands 0.9%
ING Groep NV (b)	9,380	240

Norway 1.3%
Tandberg ASA (b)	31,000	365

Portugal 1.8%
Portugal Telecom SA (b)	71,400	503

Spain 1.6%
Banco Popular Espanol SA	10,000	441

Sweden 2.1%
Skandinaviska Enskilda Banken	56,290	590

Switzerland 13.2%
Adecco SA (b)	9,975	591
Converium Holding AG	5,125	264
Credit Suisse Group	16,880	535
Logitech International S.A. (b)	12,020	558
Nestle SA	1,586	369
STMicroelectronics NV—NY	12,970	316
Swisscom AG	1,510	438
UBS AG (b)	11,720	588

		3,659
United Kingdom 28.5%
AstraZeneca PLC SP—ADR	8,170	335
Barclays PLC	88,860	748
British Sky Broadcasting Group PLC (b)	60,535	581
Capita Group	68,260	325
Compass Group PLC	95,000	576
Diageo PLC	41,375	537
Dixons Group PLC	204,550	596
Man Group PLC	43,755	687
Rank Group PLC	103,500	422
Reckitt Benckiser PLC	55,475	996
Rio Tinto PLC	28,690	526
Royal Bank of Scotland Group PLC	27,375	776
Vodafone Group PLC	277,368	381
WPP Group PLC	47,200	399

		7,885

Total Common Stocks (Cost $27,843)		27,393

SHORT-TERM INSTRUMENTS 6.2%
	Principal Amount (000s)
Repurchase Agreement 6.2%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.150% due 08/28/2003 valued at $1,750. RepRCM Biotechnology Fund urchase proceeds are $1,714.)	$1,714	1,714

Total Short-Term Instruments (Cost $1,714)		1,714

Total Investments (a) 105.2% (Cost $ 29,557)		$29,107
Other Assets and Liabilities (Net) (5.2%)		(1,442)

Net Assets 100.0%		$27,665

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $31,200 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$1,452
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(3,545)

Unrealized depreciation-net		$(2,093)

(b)	Non-income producing security.

See accompanying notes

29
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.3%
Aerospace 5.4%
BAE Systems PLC	4,225	$22
General Dynamics Corp.	100	11
Lockheed Martin Corp.	340	24

		57

Banking & Finance 3.7%
Barclays PLC	2,080	17
Kookmin Bank	220	11
UBS AG (b)	220	11

		39

Building 2.3%
Lafarge SA	240	24

Capital Goods 7.3%
American Standard Cos., Inc. (b)	220	16
Carter Holt Harvey Ltd.	10,850	10
GKN PLC	3,400	16
Samsung Heavy Industries (b)	6,300	23
SMC Corp.	100	12

		77

Communications 1.6%
KT Corp. SP—ADR	780	17

Consumer Discretionary 7.5%
Adidas-Salomon AG	140	11
Coach, Inc. (b)	435	24
Estee Lauder Cos.	630	22
Gucci Group	115	11
Office Depot, Inc. (b)	630	11

		79

Consumer Services 4.3%
Group 4 Falck AS	700	24
Starwood Hotels & Resorts Worldwide, Inc.	630	21

		45

Consumer Staples 4.4%
Procter & Gamble Co.	225	20
Reckitt Benckiser PLC	1,450	26

		46

Energy 6.9%
CNOOC Ltd.	8,000	11
Nabors Industries Ltd. (b)	680	24
Noble Corp. (b)	640	25
TotalFinaElf SA (b)	85	13

		73

Financial & Business Services 15.2%
Capital One Financial Corp.	385	23
China Resources Enterprise Ltd.	18,000	21
Fifth Third Bancorp	265	18
First Data Corp.	550	20
Lehman Brothers Holdings, Inc.	355	22
Nomura Securities Co. Ltd.	1,000	15
Orix Corp.	100	8
U.S. Bancorp	910	21
Willis Group Holdings Ltd. (b)	380	12

		160

Healthcare 18.7%
Anthem, Inc. (b)	345	23
Forest Laboratories, Inc. (b)	145	10
HCA, Inc.	470	22
International Flavors & Fragrances	650	21
King Pharmaceuticals, Inc. (b)	800	18
MedImmune, Inc. (b)	530	14
Medtronic, Inc.	120	5
Pfizer, Inc.	880	31
Pharmacia Corp.	490	18
Schering AG	195	12
Shoppers Drug Mart Corp.	1,400	23

		197

Materials & Processing 6.8%
Alcan, Inc.	285	11
BHP Billiton Ltd.	1,996	12
BHP Billiton PLC	1,440	8
Newmont Mining Corp.	730	19
Weyerhaeuser Co.	330	21

		71

Technology 13.4%
Apple Computer, Inc. (b)	910	16
Kyocera Corp.	200	15
Microsoft Corp. (b)	680	37
Motorola, Inc.	1,150	17
Murata Manufacturing Co. Ltd.	200	13
Sony Corp.	400	21
THQ, Inc. (b)	725	22

		141

Transportation 0.8%
Cathay Pacific Airways Ltd.	5,000	8

Total Common Stocks (Cost $ 1,030)		1,034

	Principal Amount (000s)
SHORT-TERM INSTRUMENTS 3.5%
Repurchase Agreement 3.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 2.750% due 06/13/2003 valued at $40. Repurchase proceeds are $37.)	$37	37

Total Short-Term Instruments (Cost $37)		37

Total Investments (a) 101.8% (Cost $1,067)		$1,071

Other Assets and Liabilities (Net) (1.8%)		(19)

Net Assets 100.0%		$1,052

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,074 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$37
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(40)

Unrealized depreciation-net		$(3)

(b) Non-income producing security.

See accompanying notes

30
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Global Healthcare Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.0%
Consumer Discretionary 2.1%
AdvancePCS (b)	150,000	$3,591

Healthcare 94.9%
Abgenix, Inc. (b)	41,300	408
Adolor Corp. (b)	152,200	1,714
American Pharmaceutical Partners, Inc. (b)	105,000	1,298
AmerisourceBergen Corp.	49,900	3,792
Amgen, Inc. (b)	105,100	4,402
Anthem, Inc. (b)	67,200	4,535
Applied Molecular Evolution, Inc. (b)	104,700	605
Aventis SA	42,000	2,971
Axcan Pharma, Inc. (b)	114,400	1,709
Baxter International, Inc.	90,900	4,041
Biomet, Inc.	165,500	4,488
Biovail Corp. (b)	52,600	1,523
Boston Scientific Corp. (b)	211,200	6,192
Cambridge Antibody Technology Group, PLC (b)	19,500	308
Cardinal Health, Inc.	84,000	5,158
Cephalon, Inc. (b)	87,300	3,946
Conceptus, Inc. (b)	95,586	1,576
CV Therapeutics, Inc. (b)	25,000	465
Eli Lilly & Co.	36,100	2,036
Forest Laboratories, Inc. (b)	37,800	2,676
Genentech, Inc. (b)	81,200	2,720
Gilead Sciences, Inc. (b)	85,000	2,795
HCA, Inc.	128,500	6,104
IDEC Pharmaceuticals Corp. (b)	119,000	4,219
Indevus Pharmaceuticals, Inc. (b)	19,700	23
InterMune, Inc (b)	74,000	1,561
Johnson & Johnson	118,600	6,198
King Pharmaceuticals, Inc. (b)	110,000	2,447
Kyphon, Inc. (b)	107,200	1,563
Laboratory Corp. of America Holdings (b)	81,000	3,698
MedImmune, Inc. (b)	52,200	1,378
Medtronic, Inc.	197,400	8,459
Millennium Pharmaceuticals, Inc. (b)	75,000	911
NeoPharm, Inc. (b)	14,900	187
Pfizer, Inc.	316,200	11,067
Pharmacia Corp.	191,700	7,179
Rita Medical Systems, Inc. (b)	227,800	2,278
Schering-Plough Corp.	134,800	3,316
Serono SA	1,900	1,250
Settle Genetics, Inc. (b)	120,000	625
St. Jude Medical, Inc. (b)	66,300	4,896
Stryker Corp.	59,800	3,200
Tenet Healthcare Corp. (b)	66,000	4,722
Therasense, Inc. (b)	88,600	1,634
Thoratec Corp. (b)	39,800	358
UCB S.A.	50,000	1,831
Universal Health Services, Inc. ‘B’ (b)	20,000	980
Urologix, Inc. (b)	134,600	1,722
Varian Medical Systems, Inc. (b)	51,000	2,068
VCA Antech, Inc. (b)	153,600	2,435
Wellpoint Health Networks, Inc. (b)	33,900	2,638
Wyeth	152,700	7,818

		160,210

Total Common Stocks (Cost $184,573)		163,801

PURCHASED CALL OPTIONS 0.0%
	Principal Amount (000s)
King Pharmaceuticals, Inc. Strike @ 22.500 Exp. 06/17/2002 (b)	$1	74

Total Purchased Call Options (Cost $82)		74

SHORT-TERM INSTRUMENTS 2.9%
Repurchase Agreement 2.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 3.520% due 11/06/2003 valued at $5,030. Repurchase proceeds are $4,929.)	$4,928	$4,928

Total Short-Term Instruments (Cost $ 4,928)		4,928

Total Investments (a) 99.9% (Cost $ 189,583)		$168,803

Other Assets and Liabilities (Net) 0.1%		140

Net Assets 100.0%		$168,943

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $194,075 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$7,994
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(33,266)

Unrealized depreciation-net	$(25,272)

(b) Non-income producing security.

See accompanying notes

31
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Small-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.0%
Aerospace 2.2%
EDO Corp.	8,000	$228
MTC Technologies, Inc. (b)	2,900	53

		281

Building 0.7%
Boral, Inc. Ltd. (b)	45,000	95

Capital Goods 6.3%
Asyst Technologies, Inc. (b)	4,500	92
Dura Automotive Systems, Inc. (b)	7,400	154
Manufacturers’ Services Ltd. (b)	25,000	121
Microsemi Corp. (b)	7,000	46
Saurer AG	6,800	201
Tower Automotive, Inc. (b)	8,000	112
Tubos de Acero de Mexico SA	9,000	83

		809

Communications 2.6%
Entercom Communications Corp. (b)	3,500	161
SKY Perfect Communications, Inc. (b)	179	176

		337

Consumer Discretionary 15.3%
Bandai Co. Ltd.	5,500	196
Daidoh Ltd.	34,000	157
DHB Industries, Inc. (b)	22,500	91
Duane Reade, Inc. (b)	3,400	116
Grupo Industrial Saltillo SA	37,500	65
Hankyu Department Stores, Inc.	24,000	183
Hibbett Sporting Goods, Inc. (b)	4,000	102
Homestyle Group PLC (b)	22,147	102
KOSE Corp. (b)	60	2
Merloni Elettrodomestici SpA	22,500	246
Pacific Sunwear of California (b)	6,000	133
Puma AG Rudolf Dassler Sport	2,100	152
Sonic Automotive, Inc. (b)	4,500	116
Take Two Interactive Software (b)	9,000	185
Xebio Co. Ltd.	7,000	117

		1,963

Consumer Services 9.5%
Aegis Group PLC	67,000	92
Benihana, Inc. (b)	8,200	154
Cheil Communication, Inc.	1,600	168
Choice Hotels International, Inc. (b)	7,000	140
Fairmont Hotels & Resorts, Inc.	9,000	232
Securicor PLC (b)	120,000	217
The Goodwill Group, Inc. (b)	30	102
Venture Link Co. Ltd.	8,300	116

		1,221

Consumer Staples 0.8%
Davide Campari-Milano SpA (b)	3,200	106

Energy 6.9%
CAL Dive International, Inc. (b)	5,300	117
Grey Wolf, Inc. (b)	40,000	162
Horizon Offshore, Inc. (b)	11,300	95
National-Oilwell, Inc. (b)	6,000	126
Patterson-UTI Energy, Inc. (b)	6,000	169
Smedvig ASA	12,500	80
Unit Corp. (b)	8,000	139

		888

Environmental Services 1.5%
Waste Connections, Inc. (b)	6,100	191

Financial & Business Services 9.7%
Alliance Data Systems Corp. (b)	6,000	153
AWD Holding AG	7,000	164
Daishin Securities Co.	6,000	93
Fidelity National Information Solutions, Inc. (b)	6,600	158
Office Building Fund of Japan, Inc.	30	139
Per Se Technologies, Inc. (b)	7,000	64
PFF Bancorp, Inc.	3,000	115
Prosperity Bancshares, Inc.	6,600	120
Scottish Annuity & Life Holdings, Ltd.	7,000	134
Trustmark Corp.	4,000	102

		1,242

Healthcare 12.8%
American Pharmaceutical Partners, Inc. (b)	10,000	124
Amylin Pharmaceuticals, Inc. (b)	12,500	137
Axcan Pharma, Inc. (b)	15,000	224
CV Therapeutics, Inc. (b)	3,000	56
Getinge AB, B Shares	3,400	66
LifePoint Hospitals, Inc. (b)	3,600	131
Neurocrine Biosciences, Inc. (b)	2,200	63
Recordati SpA	8,000	216
Renal Care Group, Inc. (b)	8,200	255
Therasense, Inc. (b)	5,900	109
Transkaryotic Therapies, Inc. (b)	2,000	72
Triad Hospitals, Inc. (b)	4,500	191

		1,644

Materials & Pr-ocessing 6.8%
Ball Corp.	3,000	124
Newcrest Mining Ltd. (b)	22,000	94
Nippon Shokubai Co. Ltd. (b)	35,000	176
Omnova Solutions, Inc.	22,500	189
Silgan Holdings, Inc. (b)	4,300	174
Toppan Forms Co. Ltd.	7,000	118

		875

Technology 19.6%
Actuate Corp. (b)	13,000	59
Advanced Energy Industries (b)	3,500	77
Artisan Components, Inc. (b)	20,000	180
Business Objects SA SP—ADR (b)	3,500	98
Capcom Co. Ltd.	6,200	160
Citizen Electronics Co. Ltd.	2,000	167
Companie Generale de Geophysique SA (b)	2,600	88
Concurrent Computer Corp. (b)	17,500	81
Game Group PLC	125,000	233
Imagis Technologies, Inc. (b)	30,000	39
Integrated Circuit Systems, Inc. (b)	5,300	107
Intralot SA (b)	7,000	137
KEC Corp.	4,000	155
Logitech International SA (b)	3,000	141
MACNICA, Inc.	4,000	124
PKL Corp. (b)	2,650	104
Tandberg ASA (b)	21,800	256
TCL International Holdings Ltd.	330,000	92
Teleplan International NV (b)	16,000	96
UTStarcom, Inc. (b)	6,000	121

		2,515

Transportation 2.7%
Go-Ahead Group PLC	4,900	49
Railamerica, Inc. (b)	14,000	151
Swift Transportation Co., Inc. (b)	6,000	140

		340

Utilities 0.6%
Demasz Rt.	2,036	81

Total Common Stocks (Cost $12,396)		12,588

SHORT-TERM INSTRUMENTS 1.3%
	Principal Amount (000s)
Repurchase Agreement 1.3%
State Street Bank	$170	170
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 6.000% due 05/15/2011 valued at $174. Repurchase proceeds are $170.)

Total Short-Term Instruments (Cost $170)		170

Total Investments (a) 99.3% (Cost $12,566)		$12,758

Other Assets and Liabilities (Net) 0.7%		86

Net Assets 100.0%		$12,844

See accompanying notes

32
PIMCO Funds Annual Report 6.30.02

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $12,687 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$1,239
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(1,168)

Unrealized appreciation-net	$71

(b) Non-income producing security.

See accompanying notes

33
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Global Technology Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 84.9%
Aerospace 5.0%
Alliant Techsystems, Inc. (c)	48,445	$3,091
Lockheed Martin Corp.	55,760	3,875
Northrop Grumman Corp. (c)	23,440	2,930
Raytheon Co.	83,670	3,410

		13,306

Capital Goods 1.4%
Hirose Electric Co., Ltd.	43,600	3,801

Communications 3.0%
Overture Services, Inc. (c)	150,160	3,751
TMP Worldwide, Inc. (c)	50,410	1,084
WebEx Communications, Inc. (c)	200,500	3,188
		8,023

Consumer Discretionary 3.4%
Amazon.com, Inc. (c)	79,500	1,292
CDW Computer Centers, Inc. (c)	61,760	2,891
Electronic Arts, Inc. (c)	2,500	165
Insight Enterprises, Inc. (c)	186,420	4,696

		9,044

Consumer Services 5.8%
eBay, Inc. (c)	205,350	12,654
Hewitt Associates, Inc. (c)	71,400	1,664
Hotels.com (c)	29,160	1,231

		15,549

Financial & Business Services 3.5%
Accenture Ltd. (c)	22,490	427
Automatic Data Processing, Inc.	1,600	70
Concord EFS, Inc. (c)	111,890	3,372
First Data Corp.	148,380	5,520
Paychex, Inc.	2,000	63

		9,452

Healthcare 1.7%
Gilead Sciences, Inc. (c)	135,440	4,453

Technology 61.1%
Affiliated Computer Services, Inc. ‘A’ (c)	189,330	8,989
Apple Computer, Inc. (c)	15,000	266
ASE Test Ltd. (c)	157,730	1,530
ASM International NV (c)	47,140	814
ASML Holding N.V. (c)	10,800	163
Atmel Corp. (c)	343,340	2,149
Brocade Communications Systems, Inc. (c)	172,770	3,020
Check Point Software Technologies Ltd. (c)	15,780	214
CIENA Corp. (c)	64,880	272
Cisco Systems, Inc. (c)	534,150	7,451
Computer Sciences Corp. (c)	81,540	3,898
Concurrent Computer Corp. (c)	27,500	128
Dell Computer Corp. (c)	215,930	5,644
Documentum, Inc. (c)	119,940	1,439
Electronic Data Systems Corp.	6,600	245
Emulex Corp. (c)	97,890	2,204
Expedia, Inc. (c)	84,580	5,015
Extreme Networks, Inc. (c)	502,620	4,911
Hewlett-Packard Co.	229,940	3,513
IBM Corp.	5,000	360
Infosys Technologies Ltd. SP—ADR	87,790	4,495
Integrated Circuit Systems, Inc. (c)	180,970	3,654
Intuit, Inc. (c)	133,700	6,648
KLA-Tencor Corp. (c)	3,900	172
L-3 Communications Holdings, Inc. (c)	45,700	2,468
Logitech International S.A. (c)	35,160	1,631
Marvell Technology Group Ltd. (c)	14,205	283
Maxim Integrated Products, Inc. (c)	49,550	1,899
McData Corp. ‘A’ (c)	16,000	141
Mercury Interactive Corp. (c)	166,530	3,824
Microchip Technology, Inc. (c)	56,695	1,555
Micron Technology, Inc. (c)	82,030	1,659
Microsoft Corp. (c)	197,460	10,687
Misys PLC	1,009,780	3,726
Motorola, Inc.	26,500	382
Murata Manufacturing Co. Ltd.	4,000	257
NetIQ Corp. (c)	81,810	1,851
Network Associates, Inc. (c)	131,290	2,530
Nvidia Corp. (c)	2,400	41
Oracle Corp. (c)	75,000	710
PeopleSoft, Inc. (c)	5,500	82
QLogic Corp. (c)	59,350	2,261
QUALCOMM, Inc. (c)	44,570	1,225
Red Hat, Inc. (c)	451,870	2,652
RF Micro Devices, Inc. (c)	70,980	541
Rohm Co.	13,260	1,979
Samsung Electronics Ltd. SP — GDR	35,560	4,882
SAP AG	5,390	131
Semtech Corp. (c)	8,740	233
Siebel Systems, Inc. (c)	17,920	255
Softbank Corp.	312,000	4,331
STMicroelectronics NV	203,940	4,962
SunGard Data Systems, Inc. (c)	84,480	2,237
Symantec Corp. (c)	81,280	2,670
Taiwan Semiconductor Manufacturing Co. Ltd. SP — ADR (c)	385,419	5,010
Texas Instruments, Inc.	40,020	948
The BISYS Group, Inc. (c)	104,750	3,488
Tokyo Electron Ltd.	3,500	228
Unisys Corp. (c)	87,160	784
United Microelectronics Corp. SP — ADR (c)	510,700	3,754
UTStarcom, Inc. (c)	394,470	7,956
Veritas Software Corp. (c)	64,880	1,284
Xilinx, Inc. (c)	102,850	2,307
Yahoo Japan Corp. (c)	301	6,479
Yahoo!, Inc. (c)	116,930	1,726

		163,243

Total Common Stocks (Cost $228,215)		226,871

SHORT-TERM INSTRUMENTS 17.6%
	Principal Amount (000s)
Repurchase Agreement 17.6%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Federal Home Loan Bank 1.690% due 12/29/2003 valued at $47,951. Repurchase proceeds are $47,016.)	$47,010	47,010

Total Short-Term Instruments (Cost $47,010)		47,010

Total Investments (a) 102.5% (Cost $275,225)		$273,881

Written Options (b) (0.7%) (Premiums $1,721)		(1,849)

Other Assets and Liabilities (Net) (1.8%)		(4,717)

Net Assets 100.0%		$267,315

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $288,592 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$18,918
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(33,629)

Unrealized depreciation-net		$(14,711)

See accompanying notes

34
PIMCO Funds Annual Report 6.30.02

(b)	Premiums received on written options:

Type	# of Contracts	Premium	Value
Call - OTC L 3 Communications Holding Corp. Strike @ 65.000 Exp. 10/19/2002	145	$54	$28
Call - CBOE Alliant Techsystems, Inc. Strike @ 73.375 Exp. 08/17/2002	270	103	101
Call - AMEX Gilead Sciences Inc. Strike @ 40.000 Exp. 08/17/2002	1,354	208	108
Call - AMEX L 3 Communications Holding Corp. Strike @ 65.000 Exp. 07/20/2002	312	72	4
Call - AMEX Overture Services, Inc. Strike @ 25.000 Exp. 08/17/2002	819	145	221
Call - AMEX Raytheon Co. Strike @ 45.000 Exp. 11/16/2002	712	186	121
Put - AMEX Marvell Technology Group Ltd. Strike @ 32.500 Exp. 08/17/2002	900	420	1,139
Put - AMEX Overture Services, Inc. Strike @ 17.500 Exp. 08/17/2002	2,030	533	127

		$1,721	$1,849

(c)	Non-income producing security.

See accompanying notes

35
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM International Growth Equity Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 97.8%
Australia 2.7%
BHP Billiton Ltd.	265,710	$1,541
National Australia Bank Ltd.	46,072	918
Westpac Banking Corp. Ltd.	136,000	1,244

		3,703

Belgium 0.9%
Interbrew	44,310	1,270

Bermuda 0.7%
Accenture Ltd. (b)	53,980	1,026

Brazil 0.6%
Companhia Vale do Rio Doce SP - ADR (b)	32,410	897

Canada 1.0%
Alcan, Inc.	21,100	792
Loblaw Cos. Ltd.	14,770	608

		1,400

China 3.4%
Cathay Pacific Airways Ltd.	844,000	1,293
China Mobile (Hong Kong) Ltd. (b)	411,000	1,215
CNOOC Ltd.	1,369,000	1,834
Sun Hung Kai Properties	49,000	372

		4,714

Denmark 0.6%
Vestas Wind Systems	32,500	880

Finland 1.2%
Nokia Corp.	84,600	1,236
Nokia Oyj SP - ADR	35,000	507

		1,743

France 11.2%
Aventis SA	38,177	2,700
BNP Paribas SA	61,698	3,406
Carrefour SA	4,800	259
Lafarge SA	5,163	514
L’Oreal SA	14,770	1,150
Sanofi-Synthelabo SA	25,320	1,538
Technip-Coflexip SA	14,930	1,569
TotalFinaElf SA (b)	18,572	3,010
Vinci	12,660	857
Vivendi Environnement	18,443	568

		15,571

Germany 8.1%
Adidas-Salomon AG	8,440	692
Altana AG	25,770	1,396
Bayerische Motoren Werke AG	39,940	1,619
Deutsche Lufthansa AG	103,310	1,466
Muenchener Rueckversicherungs - Gesellschaft AG	9,695	2,294
SAP AG	11,755	1,150
SAP AG-ADR	15,000	364
Schering AG	35,130	2,209

		11,190

Ireland 0.3%
CRH PLC	29,137	487

Israel 1.0%
Teva Pharmaceutical Industries Ltd. SP - ADR	21,100	1,409

Italy 4.2%
Alleanza Assicurazioni	71,950	689
Eni SpA (b)	232,559	3,691
Telecom Italia Mobile SpA	143,428	587
Telecom Italia SpA	58,759	459
Telecom Italia SpA - RNC	71,600	379

		5,805

Japan 22.6%
Bridgestone Corp.	139,000	1,913
Credit Saison Co. Ltd.	84,300	2,001
Fuji Photo Film Co.	83,000	2,680
Hokuto Corp.	24	1
Honda Motor Co. Ltd.	46,400	1,881
Kyocera Corp.	25,000	1,825
Mabuchi Motor Co. Ltd.	10,900	$1,074
Marui Co. Ltd.	122,500	1,552
Millea Holdings, Inc.	46	378
Minebea Co. Ltd.	206,000	1,210
Murata Manufacturing Co. Ltd.	31,000	1,991
Nomura Holdings, Inc.	106,000	1,556
NTT DoCoMo, Inc.	180	443
Orix Corp.	17,200	1,388
Ricoh Co. Ltd.	74,000	1,281
Secom	8,500	417
SMC Corp.	8,500	1,005
Sony Corp.	39,600	2,091
Tokyo Broadcasting System, Inc.	68,000	1,523
Tokyo Electron Ltd.	10,000	652
Toppan Printing Co. Ltd.	167,000	1,736
Toyota Motor Corp.	49,500	1,313
West Japan Railway Co.	353	1,425

		31,336

Mexico 0.6%
Cemex SA de CV SP - ADR	32,005	844

Netherlands 1.6%
ING Groep NV (b)	53,385	1,368
Unilever NV	13,160	860

		2,228

Portugal 1.0%
Portugal Telecom SA	188,640	1,330

Singapore 0.8%
DBS Group Holdings Ltd.	163,990	1,151

South Korea 5.3%
Kookmin Bank	32,690	1,587
Kookmin Bank SP - ADR	11,400	560
KT Corp.	2,000	80
KT Corp. SP - ADR	63,310	1,371
POSCO	5,000	136
Samsung Display Devices Co.	11,260	872
Samsung Electronics Co. Ltd.	10,110	2,765

		7,371

Spain 0.8%
Banco Bilbao Vizcaya Argentaria SA	34,139	385
Banco Popular Espanol SA	17,500	772

		1,157

Sweden 1.1%
Skandinaviska Enskilda Banken	143,490	1,503

Switzerland 7.4%
Adecco SA	18,990	1,126
Converium Holding AG	20,160	1,039
Credit Suisse Group	49,800	1,578
Nestle SA	10,420	2,424
STMicroelectronics NV	90	2
STMicroelectronics NV - NY	1,486	36
Swisscom AG	5,701	1,655
UBS AG (b)	47,349	2,376

		10,236

Taiwan 1.0%
Taiwan Semiconductor
Manufacturing Co. Ltd. SP - ADR (b)	102,641	1,334

United Kingdom 19.7%
AstraZeneca PLC	39,387	1,631
AstraZeneca PLC SP - ADR	1,426	58
Barclays PLC	234,740	1,976
BHP Billiton PLC	136,009	741
BP PLC	276,046	2,319
British Sky Broadcasting Group PLC (b)	154,460	1,481
Capita Group	168,820	803
Compass Group PLC	228,710	1,388
Diageo PLC	107,200	1,393
Dixons Group PLC	525,864	1,533
GlaxoSmithKline PLC	65,165	1,409
Man Group PLC	74,540	1,171

See accompanying notes

36
PIMCO Funds Annual Report 6.30.02

	Shares	Value (000s)
Rank Group PLC	175,000	$714
Reckitt Benckiser PLC	151,600	2,721
Rio Tinto PLC	67,950	1,246
Royal Bank of Scotland Group PLC	90,320	2,561
Tesco PLC	459,203	1,670
Vodafone Group PLC	972,834	1,335
Vodafone Group PLC SP— ADR	22,000	300
WPP Group PLC	105,510	891

		27,341

Total Common Stocks (Cost $139,980)		135,926

SHORT-TERM INSTRUMENTS 1.9%
	Principal Amount (000s)
Repurchase Agreement 1.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.330% due 08/07/2003 valued at $2,650. Repurchase proceeds are $2,597.)	$2,597	2,597

Total Short-Term Instruments (Cost $2,597)		2,597

Total Investments (a) 99.7% (Cost $142,577)		$138,523

Other Assets and Liabilities (Net) 0.3%		396

Net Assets 100.0%		$138,919

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $148,945 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$4,582
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(15,004)

Unrealized depreciation-net		$(10,422)

(b)	Non-income producing security.

See accompanying notes

37
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Large-Cap Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 89.9%
Aerospace 4.0%
General Dynamics Corp.	56,500	$6,009
United Technologies Corp.	58,500	3,972

		9,981

Capital Goods 3.0%
General Electric Co.	257,500	7,480

Communications 1.5%
SBC Communications, Inc.	70,500	2,150
Vodafone Group PLC SP—ADR	121,000	1,652

		3,802

Consumer Discretionary 6.9%
Costco Wholesale Corp.	45,500	1,757
Electronic Arts, Inc. (b)	29,000	1,915
Home Depot, Inc.	65,000	2,387
Nike, Inc.	43,500	2,334
Starbucks Corp. (b)	42,700	1,061
Wal-Mart Stores, Inc.	140,000	7,701

		17,155

Consumer Services 1.7%
Comcast Corp. Special ‘A’ (b)	31,000	739
Starwood Hotels & Resorts Worldwide, Inc.	15,700	516
Viacom, Inc. (b)	67,000	2,973

		4,228

Consumer Staples 17.2%
Anheuser-Busch Cos., Inc.	189,000	9,450
Coca-Cola Co.	74,500	4,172
Colgate-Palmolive Co.	98,500	4,930
Gillette Co.	47,000	1,592
Kraft Foods, Inc.	73,500	3,010
PepsiCo, Inc.	156,500	7,543
Procter & Gamble Co.	28,000	2,500
Safeway, Inc. (b)	15,500	452
SYSCO Corp.	174,000	4,736
Walgreen Co.	117,000	4,520

		42,905

Energy 6.0%
Anadarko Petroleum Corp.	25,600	1,262
Baker Hughes, Inc.	65,500	2,181
BP PLC SP—ADR	46,000	2,323
ChevronTexaco Corp.	25,700	2,274
Exxon Mobil Corp.	80,500	3,294
Noble Corp. (b)	40,000	1,544
Schlumberger Ltd.	48,000	2,232

		15,110

Financial & Business Services 14.6%
Accenture Ltd. (b)	82,000	1,558
American International Group, Inc.	128,500	8,768
Automatic Data Processing	43,000	1,873
Bank of New York Co., Inc.	34,000	1,148
Citigroup, Inc.	138,000	5,348
Fannie Mae	97,500	7,191
Fifth Third Bancorp	18,000	1,200
Franklin Resources, Inc.	31,500	1,343
Marsh & McLennan Cos., Inc.	36,500	3,526
Merrill Lynch & Co, Inc.	36,500	1,478
Wells Fargo & Co.	59,000	2,954

		36,387

Healthcare 22.7%
Abbott Laboratories	23,400	881
Amgen, Inc. (b)	113,000	4,732
Baxter International, Inc.	37,000	1,645
Cardinal Health, Inc.	65,500	4,022
Eli Lilly & Co.	69,500	3,920
Genentech, Inc. (b)	47,500	1,591
IDEC Pharmaceuticals Corp. (b)	7,600	269
Johnson & Johnson	117,000	6,114
MedImmune, Inc. (b)	34,500	911
Medtronic, Inc.	51,500	2,207
Pfizer, Inc.	439,000	15,365
Pharmacia Corp.	176,000	6,591
Schering-Plough Corp.	77,500	1,907
Teva Pharmaceutical Industries Ltd. SP—ADR	9,200	614
Wyeth	118,500	$6,067

		56,836

Technology 10.1%
Cisco Systems, Inc. (b)	149,000	2,079
Dell Computer Corp. (b)	92,000	2,405
Electronic Data Systems Corp.	37,000	1,375
IBM Corp.	25,000	1,800
Intel Corp.	116,500	2,128
Maxim Integrated Products, Inc. (b)	39,000	1,495
Microsoft Corp. (b)	193,000	10,445
Oracle Corp. (b)	85,500	810
QUALCOMM, Inc. (b)	28,000	770
Siebel Systems, Inc. (b)	29,000	412
VERITAS Software Corp. (b)	80,500	1,593

		25,312

Transportation 2.2%
United Parcel Service, Inc.	88,500	5,465

Total Common Stocks (Cost $252,006)		224,661

SHORT-TERM INSTRUMENTS 4.5%
	Principal Amount (000s)
Repurchase Agreement 4.5%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 4.750% due 03/15/2003 valued at $11,444. Repurchase proceeds are $11,220.)	$11,219	11,219

Total Short-Term Instruments (Cost $11,219)		11,219

Total Investments (a) 94.4% (Cost $263,225)		$235,880

Other Assets and Liabilities (Net) 5.6%		14,007

Net Assets 100.0%		$249,887

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $268,043 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$5,022
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(37,185)

Unrealized depreciation-net		$(32,163)

(b)	Non-income producing security.

See accompanying notes

38
PIMCO Funds Annual Report 6.30.02

Schedule of Investments
RCM Mid-Cap Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.4%
Aerospace 0.5%
Alliant Techsystems, Inc. (b)	28,900	$1,844

Capital Goods 5.8%
American Standard Cos., Inc. (b)	77,300	5,805
Danaher Corp.	82,300	5,461
SPX Corp.	29,534	3,470
Weatherford International Ltd. (b)	136,500	5,897

		20,633

Communications 2.6%
Cox Radio, Inc. (b)	170,400	4,107
Entercom Communications Corp. (b)	111,600	5,122

		9,229

Consumer Discretionary 17.0%
AdvancePCS (b)	168,900	4,043
Bed, Bath & Beyond, Inc. (b)	22,333	843
Best Buy Co., Inc. (b)	76,584	2,780
CDW Computer Centers, Inc. (b)	115,000	5,383
Circuit City Stores	207,900	3,898
Coach, Inc. (b)	55,812	3,064
Dollar Tree Stores, Inc. (b)	150,870	5,946
Electronic Arts, Inc. (b)	120,600	7,966
Estee Lauder Cos.	23,788	837
Linens ’n Things, Inc. (b)	97,750	3,207
Mattel, Inc.	108,700	2,291
Nike, Inc.	16,734	898
Outback Steakhouse, Inc. (b)	135,300	4,749
Starbucks Corp. (b)	214,900	5,340
TJX Companies, Inc.	209,153	4,101
Williams-Sonoma, Inc. (b)	156,769	4,806

		60,152

Consumer Services 5.8%
Hilton Hotels Corp.	420,100	5,839
Manpower, Inc.	134,800	4,954
Starwood Hotels & Resorts Worldwide, Inc.	236,575	7,781
Univision Communications, Inc. ‘A’ (b)	68,300	2,145

		20,719

Energy 9.1%
Anadarko Petroleum Corp.	88,000	4,338
BJ Services Co. (b)	120,000	4,066
EOG Resources, Inc.	138,500	5,498
Nabors Industries Ltd. (b)	136,700	5,147
Noble Corp. (b)	178,800	6,902
Patterson-UTI Energy, Inc. (b)	77,800	2,196
Smith International, Inc. (b)	59,300	4,044

		32,191

Financial & Business Services 11.4%
ARAMARK Corp. ‘B’ (b)	87,081	2,177
Charter One Financial, Inc.	109,200	3,754
City National Corp.	64,400	3,461
Concord EFS, Inc. (b)	101,100	3,047
Everest Re Group Ltd.	23,300	1,304
Federated Investors, Inc.	65,200	2,254
Fiserv, Inc. (b)	60,550	2,223
Franklin Resources, Inc.	130,700	5,573
Investors Financial Services Corp.	14,996	503
KPMG Consulting, Inc. (b)	192,000	2,853
Lamar Advertising Co. (b)	141,100	5,250
Perot Systems Corp. (b)	119,000	1,296
SLM Corp.	10,900	1,056
TCF Financial Corp.	48,000	2,357
Willis Group Holdings Ltd. (b)	91,600	3,015
XL Capital Ltd. ‘A’	2,480	210

		40,333

Healthcare 21.1%
AmerisourceBergen Corp.	70,800	5,381
Anthem, Inc. (b)	84,400	5,695
Biomet, Inc.	30,200	819
Biovail Corp. (b)	99,300	2,876
Boston Scientific Corp. (b)	137,516	4,032
Cephalon, Inc. (b)	90,200	4,077
Gilead Sciences, Inc. (b)	143,600	4,722
IDEC Pharmaceuticals Corp. (b)	168,500	5,973
International Flavors & Fragrances	26,176	850
King Pharmaceuticals, Inc. (b)	210,567	4,685
Laboratory Corp. of America Holdings (b)	117,200	5,350
MedImmune, Inc. (b)	35,434	935
Quest Diagnostics, Inc. (b)	37,509	3,228
St. Jude Medical, Inc. (b)	76,000	5,613
Stryker Corp.	68,000	3,639
Triad Hospitals, Inc. (b)	66,000	2,797
Universal Health Services, Inc. ‘B’ (b)	94,300	4,621
Varian Medical Systems, Inc. (b)	111,000	4,501
Wellpoint Health Networks, Inc. (b)	60,900	4,739
Zimmer Holdings, Inc. (b)	11,400	408

		74,941

Technology 22.0%
Affiliated Computer Services, Inc. ‘A’ (b)	119,700	5,683
Amdocs Ltd. (b)	72,000	544
Apple Computer, Inc. (b)	51,500	913
ASML Holding N.V. (b)	208,770	3,157
Emulex Corp. (b)	120,400	2,710
Extreme Networks, Inc. (b)	64,400	629
Flextronics International Ltd. (b)	84,100	600
Integrated Circuit Systems, Inc. (b)	185,900	3,753
Intersil Corp. (b)	216,300	4,624
Jabil Circuit, Inc. (b)	26,161	552
KLA-Tencor Corp. (b)	64,900	2,855
Marvell Technology Group Ltd. (b)	41,296	821
Mercury Interactive Corp. (b)	150,208	3,449
Microchip Technology, Inc. (b)	226,795	6,221
Molex, Inc.	124,100	3,404
Network Appliance, Inc. (b)	47,710	592
Network Associates, Inc. (b)	208,200	4,012
PeopleSoft, Inc. (b)	218,800	3,256
QLogic Corp. (b)	77,600	2,957
RF Micro Devices, Inc. (b)	173,700	1,309
Semtech Corp. (b)	195,830	5,229
SunGard Data Systems, Inc. (b)	62,298	1,650
Symantec Corp. (b)	126,000	4,139
The BISYS Group, Inc. (b)	185,500	6,177
THQ, Inc. (b)	139,525	4,161
UTStarcom, Inc. (b)	139,500	2,814
VERITAS Software Corp. (b)	86,500	1,712
Xilinx, Inc. (b)	14,518	326

		78,249

Transportation 3.1%
Expeditors International Washington, Inc.	194,200	6,440
Swift Transportation Co., Inc. (b)	196,000	4,567

		11,007

Total Investments (a) 98.4% (Cost $368,324)		$349,298

Other Assets and Liabilities (Net) 1.6%		5,686

Net Assets 100.0%		$354,984

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $377,449 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$19,730

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(47,881)

Unrealized depreciation-net		$(28,151)

(b)	Non-income producing security.

See accompanying notes

39
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
RCM Tax-Managed Growth Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 88.9%
Aerospace 1.6%
United Technologies Corp.	1,650	$112

Capital Goods 5.7%
General Electric Co.	7,875	229
Weatherford International Ltd. (b)	3,900	169

		398

Communications 1.6%
Nokia Oyj SP—ADR	2,900	42
Vodafone Group PLC SP—ADR	5,000	68

		110

Consumer Discretionary 3.4%
Costco Wholesale Corp.	2,000	77
Harley-Davidson, Inc.	1,650	85
The Home Depot, Inc.	2,100	77

		239

Consumer Services 1.6%
Viacom, Inc. (b)	2,475	110

Consumer Staples 18.6%
Anheuser-Busch Cos., Inc.	6,100	305
Colgate-Palmolive Co.	4,300	215
PepsiCo, Inc.	4,800	231
SYSCO Corp.	8,900	242
Walgreen Co.	7,800	301

		1,294

Energy 4.3%
BJ Services Co. (b)	2,100	71
BP PLC SP—ADR	4,500	227

		298

Financial & Business Services 18.5%
Accenture Ltd. (b)	7,300	139
Ambac Financial Group, Inc.	1,100	74
American International Group, Inc.	1,850	126
Automatic Data Processing	4,525	197
Federated Investors, Inc.	7,200	249
Freddie Mac	2,000	122
Marsh & McLennan Cos., Inc.	1,400	135
North Fork Bancorporation, Inc.	2,300	92
Willis Group Holdings Ltd. (b)	4,700	155

		1,289

Healthcare 23.2%
Amgen, Inc. (b)	3,200	134
Baxter International, Inc.	3,200	142
Genentech, Inc. (b)	2,100	70
International Flavors & Fragrances	5,500	179
Johnson & Johnson	2,425	127
Pfizer, Inc.	9,300	326
Pharmacia Corp.	6,500	243
Teva Pharmaceutical Industries Ltd. SP—ADR	2,275	152
Wyeth	4,800	246

		1,619

Technology 8.4%
Cisco Systems, Inc. (b)	4,700	66
Gentex Corp. (b)	3,000	82
Intel Corp.	4,800	88
Microsoft Corp. (b)	5,400	292
VERITAS Software Corp. (b)	3,000	59

		587

Transportation 2.0%
United Parcel Service, Inc.	2,300	142

Total Common Stocks (Cost $6,135)		6,198

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 11.9%
Repurchase Agreement 11.9%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 0.000% due 08/09/2002 valued at $848. Repurchase proceeds are $831.)	$831	$831

Total Short-Term Instruments (Cost $831)		831

Total Investments (a) 100.8% (Cost $6,966)		$7,029

Other Assets and Liabilities (Net) (0.8%)		(59)

Net Assets 100.0%		$6,970

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $7,488 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$412
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(871)

Unrealized depreciation-net		$(459)

(b) Non-income producing security.

See accompanying notes

40
PIMCO Funds Annual Report 6.30.02

(This Page Intentionally Left Blank)

PIMCO Financial Highlights Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations
RCM Biotechnology Fund
06/30/2002	$29.80	$(0.32	)(a)	$(13.52	)(a)	$(13.84)
01/01/2001-06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)
12/31/2000	20.02	(0.37	)(a)	16.78	(a)(c)	16.41
12/31/1999	11.44	(0.15	)(a)	12.03	(a)	11.88
12/31/1998	10.00	(0.10	)(a)	1.86	(a)	1.76
12/30/1997-12/31/1997	10.00	0.00	(a)	0.00	(a)	0.00

RCM Emerging Markets Fund
06/30/2002	$11.01	$0.03	(a)	$(0.94	)(a)	$(0.91)
01/01/2001-06/30/2001	12.03	0.11	(a)	(1.13	)(a)	(1.02)
12/31/2000	16.84	(0.04	)(a)	(4.22	)(a)	(4.26)
03/09/1999-12/31/1999	9.13	(0.06	)(a)	8.24	(a)	8.18

RCM Europe Fund
06/30/2002	$9.14	$(0.07	)(a)	$(1.77	)(a)	$(1.84)
01/01/2001-06/30/2001	11.87	(0.01	)(a)	(2.72	)(a)	(2.73)
12/31/2000	16.12	(0.18	)(a)	(1.73	)(a)	(1.91)
12/31/1999	13.66	(0.01	)(a)	5.66	(a)	5.65
12/31/1998	12.59	(0.05	)(a)	4.60	(a)	4.55
12/31/1997	10.66	0.01	(a)	2.70	(a)	2.71

RCM Global Equity Fund
02/05/2002-06/30/2002	$6.92	$(0.02	)(a)	$(0.42	)(a)	$(0.44)

RCM Global Healthcare Fund
06/30/2002	$21.65	$(0.19	)(a)	$(4.53	)(a)	$(4.72)
01/01/2001-06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)
12/31/2000	14.25	(0.16	)(a)	10.61	(a)	10.45
12/31/1999	13.42	(0.11	)(a)	3.53	(a)	3.42
12/31/1998	11.65	(0.09	)(a)	3.02	(a)	2.93
12/31/1997	10.00	(0.06	)(a)	3.03	(a)	2.97

RCM Global Small-Cap Fund
06/30/2002	$16.14	$(0.17	)(a)	$(2.79	)(a)	$(2.96)
01/01/2001-06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)
12/31/2000	23.31	(0.26	)(a)	(2.96	)(a)	(3.22)
03/09/1999-12/31/1999	11.63	(0.21	)(a)	13.67	(a)	13.46

*Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)
The operating expenses include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

(c)
The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

See accompanying notes

42
PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
RCM Biotechnology Fund
06/30/2002	$0.00	$0.00	$0.00	$15.96	(46.43)%	$293,216	1.54%		1.54%		(1.32)%	76%
01/01/2001-06/30/2001	0.00	0.00	0.00	29.80	(18.11)	760,362	1.50	*	1.50	*	(1.27)*	43
12/31/2000	0.00	(0.04)	(0.04)	36.39	81.93	908,401	1.50		1.53		(1.06)	250
12/31/1999	0.00	(3.30)	(3.30)	20.02	111.39	14,870	1.50		4.53		(1.09)	431
12/31/1998	0.00	(0.32)	(0.32)	11.44	17.76	3,911	1.50		4.87		(0.95)	127
12/30/1997-12/31/1997	0.00	0.00	0.00	10.00	0.00	3,000	0.01	*	0.01	*	0.01 *	0
RCM Emerging Markets Fund
06/30/2002	$(0.04)	$0.00	$(0.04)	$10.06	(8.22)%	$2,047	1.93%		4.50%		0.27%	136%
01/01/2001-06/30/2001	0.00	0.00	0.00	11.01	(8.48)	2,168	1.75	*	6.29	*	1.80 *	54
12/31/2000	0.00	(0.55)	(0.55)	12.03	(25.29)	2,170	1.75		5.88		(0.29)	162
03/09/1999-12/31/1999	0.00	(0.47)	(0.47)	16.84	90.31	299	1.75	*	79.18	*	(0.68)*	216
RCM Europe Fund
06/30/2002	$0.00	$(0.04)	$(0.04)	$7.26	(20.19)%	$27,552	2.02%		2.45%		(0.88)%	215%
01/01/2001-06/30/2001	0.00	0.00	0.00	9.14	(23.00)	48,663	1.60	(b)*	2.02	(b)*	(0.11)*	87
12/31/2000	0.00	(2.34)	(2.34)	11.87	(11.39)	61,502	1.60	(b)	2.07	(b)	(1.12)	173
12/31/1999	(0.02)	(3.17)	(3.19)	16.12	43.59	67,910	1.03	(b)	2.01	(b)	(0.11)	203
12/31/1998	(0.17)	(3.31)	(3.48)	13.66	37.40	191,338	0.00	(b)	1.97	(b)	0.00	114
12/31/1997	(0.06)	(0.72)	(0.78)	12.59	25.70	176,414	0.00		1.30		0.00	85
RCM Global Equity Fund
02/05/2002-06/30/2002	$0.00	$0.00	$0.00	$6.48	(6.36)%	$9	1.70	%*	1.70	%*	(0.65)*	323%
RCM Global Healthcare Fund
06/30/2002	$0.00	$(0.68)	$(0.68)	$16.25	(22.15)%	$166,442	1.54%		1.57%		(0.98)%	145%
01/01/2001-06/30/2001	0.00	0.00	0.00	21.65	(11.99)	240,503	1.50	*	1.54	*	(0.87)*	69
12/31/2000	0.00	(0.10)	(0.10)	24.60	73.37	256,909	1.50		1.64		(0.68)	216
12/31/1999	0.00	(2.59)	(2.59)	14.25	28.73	6,284	1.50		4.85		(0.81)	394
12/31/1998	0.00	(1.16)	(1.16)	13.42	25.57	5,487	1.50		3.65		(0.69)	154
12/31/1997	0.00	(1.32)	(1.32)	11.65	30.00	4,671	1.50		2.93		(0.55)	158
RCM Global Small-Cap Fund
06/30/2002	$0.00	$0.00	$0.00	$13.18	(18.34)%	$6,840	1.92%		2.70%		(1.25)%	326%
01/01/2001-06/30/2001	0.00	0.00	0.00	16.14	(13.18)	16,842	1.75	*	2.64	*	(1.30)*	134
12/31/2000	0.00	(1.50)	(1.50)	18.59	(13.84)	15,640	1.75		2.20		(1.06)	202
03/09/1999-12/31/1999	0.00	(1.78)	(1.78)	23.31	116.97	1,430	1.75	*	16.71	*	(1.49)*	162

See accompanying notes

43
6.30.02 PIMCO Funds Annual Report

PIMCO Financial Highlights Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Global Technology Fund
06/30/2002	$32.42	$(0.32	)(a)	$(11.63	)(a)	$(11.95)	$0.00	$0.00
01/01/2001-06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00
12/31/2000	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00	(0.43)
01/20/1999-12/31/1999	24.01	(0.49	)(a)	36.99	(a)	36.50	0.00	(1.38)
RCM International Growth Equity Fund
06/30/2002	$11.03	$0.01	(a)	$(2.51	)(a)	$(2.50)	$(0.23)	$0.00
01/01/2001-06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00	0.00
12/31/2000	22.31	(0.05	)(a)	(5.99	)(a)	(6.04)	(0.26)	(2.19)
03/09/1999-12/31/1999	14.78	0.01	(a)	9.08	(a)	9.09	(0.16)	(1.40)
RCM Large-Cap Growth Fund
06/30/2002	$14.06	$0.01	(a)	$(3.22	)(a)	$(3.21)	$0.00	$0.00
01/01/2001-06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00	0.00
12/31/2000	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00	(0.61)
03/02/1999-12/31/1999	16.60	(0.08	)(a)	6.45	(a)	6.37	0.00	(3.97)
RCM Mid-Cap Fund
06/30/2002	$2.77	$(0.02	)(a)	$(0.76	)(a)	$(0.78)	$0.00	$0.00
1/01/2001-06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00	0.00
12/29/2000-12/31/2000	3.33	0.00	(a)	0.00	(a)	0.00	0.00	0.00
RCM Tax-Managed Growth Fund
06/30/2002	$11.78	$(0.04	)(a)	$(2.33	)(a)	$(2.37)	$0.00	$0.00
01/01/2001-06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00	0.00
12/31/2000	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00	0.00
02/12/1999-12/31/1999	10.34	(0.29	)(a)	5.13	(a)	4.84	0.00	(0.23)

*Annualized.
(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes

44
PIMCO Funds Annual Report 6.30.02

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Reimbursement Fee Added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
RCM Global Technology Fund
06/30/2002	$0.00	$0.00	$20.47	(36.92)%	$149,774	1.63%		1.65%		(1.19)%		343%
01/01/2001-06/30/2001	0.00	0.00	32.42	(35.22)	258,371	1.56	*	1.56	*	(0.45	)*	386
12/31/2000	(0.43)	0.00	50.09	(14.60)	378,043	1.50		1.50		(0.55)		451
01/20/1999-12/31/1999	(1.38)	0.00	59.13	152.69	82,330	1.75	*	1.99	*	(1.32	)*	119
RCM International Growth Equity Fund
06/30/2002	$(0.23)	$0.00	$8.30	(22.89)%	$5,904	1.45%		1.80%		0.14%		261%
01/01/2001-06/30/2001	0.00	0.00	11.03	(20.19)	10,832	1.25	*	1.94	*	0.33	*	84
12/31/2000	(2.45)	0.00	13.82	(26.95)	5,124	1.25		2.36		(0.29)		162
03/09/1999-12/31/1999	(1.56)	0.00	22.31	62.48	1,738	1.25	*	10.89	*	0.07	*	140
RCM Large-Cap Growth Fund
06/30/2002	$0.00	$0.00	$10.85	(22.83)%	$57,703	1.00%		1.13%		0.07%		36%
01/01/2001-06/30/2001	0.00	0.00	14.06	(16.16)	41,355	1.00	*	1.36	*	(0.10	)*	19
12/31/2000	(0.61)	0.00	16.77	(8.71)	22,782	1.08		1.74		(0.29)		42
03/02/1999-12/31/1999	(3.97)	0.00	19.00	40.48	926	1.20	*	60.04	*	(0.55	)*	109
RCM Mid-Cap Fund
06/30/2002	$0.00	$0.00	$1.99	(28.16)%	$3,975	1.02%		1.69%		(0.80)%		142%
1/01/2001-06/30/2001	0.00	0.00	2.77	(16.82)	440	1.02	*	9.57	*	(0.54	)*	76
12/29/2000-12/31/2000	0.00	0.00	3.33	0.00	50	0.00	*	0.00	*	0.00	*	193
RCM Tax-Managed Growth Fund
06/30/2002	$0.00	$0.00	$9.41	(20.12)%	$3,860	1.46%		2.58%		(0.42)%		68%
01/01/2001-06/30/2001	0.00	0.24	11.78	(14.26)	5,889	1.50	*	2.98	*	(0.67	)*	40
12/31/2000	0.00	0.00	13.75	(8.09)	6,052	1.50		3.03		(0.75)		85
02/12/1999-12/31/1999	(0.23)	0.00	14.95	47.07	759	1.50	*	35.08	*	(2.66	)*	43

See accompanying notes

45
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Assets and Liabilities Class D
June 30, 2002

Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Equity Fund
Assets:
Investments, at value	$290,423	$8,529	$29,107	$1,071
Cash	0	0	0	0
Foreign currency, at value	0	342	0	0
Receivable for investments sold	8,556	0	0	68
Receivable for Fund shares sold	283	25	446	0
Interest and dividends receivable	18	44	61	1

	299,280	8,940	29,614	1,140

Liabilities:
Payable for investments purchased	$3,406	$0	$0	$87
Due to Custodian	46	34	1,683	0
Written options outstanding	0	0	0	0
Payable for Fund shares redeemed	968	32	233	0
Accrued investment advisory fee	216	8	16	1
Accrued administration fee	108	4	11	0
Accrued distribution fee	0	0	0	0
Accrued servicing fee	60	1	5	0
Other liabilities	0	5	1	0

	4,804	84	1,949	88

Net Assets	$294,476	$8,856	$27,665	$1,052

Net Assets Consist of:
Paid in capital	$786,824	$11,401	$45,555	$1,540
Undistributed (overdistributed) net investment income	0	12	0	1
Accumulated undistributed net realized (loss)	(351,383)	(2,588)	(17,413)	(493)
Net unrealized appreciation (depreciation)	(140,965)	31	(477)	4

	$294,476	$8,856	$27,665	$1,052

Net Assets:
Class D	$293,216	$2,047	$27,552	$9
Other Classes	1,260	6,809	113	1,043

Shares Issued and Outstanding:
Class D	18,368	203	3,796	1

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Class D	$15.96	$10.06	$7.26	$6.48

Cost of Investments Owned	$431,389	$8,493	$29,557	$1,067

Cost of Foreign Currency Held	$0	$347	$(1,653)	$0

*	Includes repurchase agreement at value $47,010. Cost of repurchase agreement $47,010.
**	Includes repurchase agreement at value $831. Cost of repurchase agreement $831.

See accompanying notes

46
PIMCO Funds Annual Report 6.30.02

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Assets:
Investments, at value	$168,803	$12,758	$273,881 *	$138,523	$235,880	$349,298	$7,029	**
Cash	0	0	0	54	0	0	1
Foreign currency, at value	0	8	16	2,481	0	0	0
Receivable for investments sold	4,067	235	1,721	0	1,104	24,472	48
Receivable for Fund shares sold	349	49	1,231	2,774	17,093	875	2
Interest and dividends receivable	28	13	42	335	134	24	4

	173,247	13,063	276,891	144,167	254,211	374,669	7,084

Liabilities:
Payable for investments purchased	$3,521	$187	$5,070	$354	$2,775	$9,736	$108
Due to Custodian	40	0	7	0	0	9,684	0
Written options outstanding	0	0	1,849	0	0	0	0
Payable for Fund shares redeemed	525	14	2,309	4,734	1,399	28	0
Accrued investment advisory fee	108	10	204	51	80	144	3
Accrued administration fee	74	5	104	59	54	92	2
Accrued distribution fee	1	0	0	26	3	0	0
Accrued servicing fee	34	1	31	10	12	1	1
Other liabilities	1	2	2	14	1	0	0

	4,304	219	9,576	5,248	4,324	19,685	114

Net Assets	$168,943	$12,844	$267,315	$138,919	$249,887	$354,984	$6,970

Net Assets Consist of:
Paid in capital	$241,172	$26,511	$865,069	$268,929	$311,248	$747,289	$16,591
Undistributed (overdistributed) net investment income	(77)	0	0	715	328	0	0
Accumulated undistributed net realized (loss)	(51,373)	(13,860)	(596,283)	(126,809)	(34,344)	(373,279)	(9,684)
Net unrealized appreciation (depreciation)	(20,779)	193	(1,471)	(3,916)	(27,345)	(19,026)	63

	$168,943	$12,844	$267,315	$138,919	$249,887	$354,984	$6,970

Net Assets:
Class D	$166,442	$6,840	$149,774	$5,904	$57,703	$3,975	$3,860
Other Classes	2,501	6,004	117,541	133,015	192,184	351,009	3,110

Shares Issued and Outstanding:
Class D	10,242	518	7,315	712	5,315	1,997	410

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$16.25	$13.18	$20.47	$8.30	$10.85	$1.99	$9.41

Cost of Investments Owned	$189,583	$12,566	$275,225	$142,577	$263,225	$368,324	$6,966

Cost of Foreign Currency Held	$0	$8	$17	$2,359	$0	$0	$0

See accompanying notes

47
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Operations Class D

For the year ended June 30, 2002

Amounts in thousands	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Equity Fund
Investment Income:
Interest	$335	$6	$13	$1
Dividends, net of foreign taxes	446	173	397	9
Income from securities loaned	406	0	0	0
Miscellaneous income	0	0	1	1

Total Income	1,187	179	411	11

Expenses:
Investment advisory fees	5,198	87	335	8
Administration fees	848	36	99	33
Distribution fees—Class D	899	3	59	0
Servicing fees—Class D	454	2	31	0
Distribution and/or servicing fees—Other Classes	1	1	0	0
Trustees’ fees	14	10	10	9
Accounting expense	18	24	29	10
Reports to shareholders	343	23	29	24
Interest expense	6	3	56	0
Tax expense	0	0	0	0
Registration fees	44	31	21	5
Custody fees	40	54	41	1
Transfer agent fees	413	21	44	0
Legal fees	9	7	26	9
Miscellaneous expense	51	9	109	0
Total Expenses	8,338	311	889	99
Reimbursement by Manager	(15)	(165)	(164)	(84)

Net Expenses	8,323	146	725	15

Net Investment Income (Loss)	(7,136)	33	(314)	(4)

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(272,686)	(1,278)	(10,849)	(387)
Net realized gain (loss) on written options	(114)	0	0	0
Net realized gain (loss) on foreign currency transactions	527	(83)	(620)	0
Net change in unrealized appreciation (depreciation) on investments	(39,827)	715	4,264	106
Net change in unrealized (depreciation) on written options	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	(4)	(23)	0

Net (Loss)	(312,099)	(650)	(7,228)	(281)

Net (Decrease) in Assets Resulting from Operations	$(319,235)	$(617)	$(7,542)	$(285)

See accompanying notes

48
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund
Investment Income:
Interest	$99	$12	$720	$62	$153	$446	$15
Dividends, net of foreign taxes	1,016	90	281	1,888	1,629	900	66
Income from securities loaned	41	0	608	0	0	203	0
Miscellaneous income	0	0	1	1	0	0	1

Total Income	1,156	102	1,610	1,951	1,782	1,549	82

Expenses:
Investment advisory fees	1,901	163	3,574	834	936	3,308	55
Administration fees	469	61	689	332	293	583	44
Distribution fees—Class D	316	15	307	9	72	4	7
Servicing fees—Class D	198	8	186	7	60	6	5
Distribution and/or servicing fees—Other Classes	3	0	0	143	3	0	0
Trustees’ fees	11	10	13	11	11	29	9
Accounting expense	18	30	21	30	24	24	16
Reports to shareholders	102	33	222	34	66	16	26
Interest expense	1	21	2	117	0	0	0
Tax expense	0	0	0	0	0	0	0
Registration fees	31	28	97	44	15	66	14
Custody fees	11	22	22	84	0	32	3
Transfer agent fees	140	23	213	27	36	25	12
Legal fees	9	9	8	8	9	10	9
Miscellaneous expense	14	0	43	93	6	61	0
Total Expenses	3,224	423	5,397	1,773	1,531	4,164	200
Reimbursement by Manager	(48)	(132)	(24)	(116)	(155)	(231)	(95)

Net Expenses	3,176	291	5,373	1,657	1,376	3,933	105

Net Investment Income (Loss)	(2,020)	(189)	(3,763)	294	406	(2,384)	(23)

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(32,339)	(1,743)	(142,159)	(54,044)	(30,523)	(169,203)	(1,425)
Net realized gain (loss) on written options	(1,056)	0	343	0	0	0	0
Net realized gain (loss) on foreign currency transactions	(321)	(110)	(399)	(6,448)	0	0	0
Net change in unrealized appreciation (depreciation) on investments	(16,700)	(1,127)	(25,775)	26,354	(15,271)	(6,369)	(436)
Net change in unrealized (depreciation) on written options	0	0	(128)	0	0	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	(12)	2	157	0	0	0

Net (Loss)	(50,415)	(2,992)	(168,116)	(33,981)	(45,794)	(175,572)	(1,861)

Net (Decrease) in Assets Resulting from Operations	$(52,435)	$(3,181)	$(171,879)	$(33,687)	$(45,388)	$(177,956)	$(1,884)

See accompanying notes

49
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets Class D

Amounts in thousands	RCM Biotechnology Fund			RCM Emerging Markets Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$(7,136)	$(4,439)	$(5,289)	$33	$76	$(4)
Net realized gain (loss)	(272,273)	(68,870)	(9,901)	(1,361)	(623)	(622)
Net change in unrealized appreciation (depreciation)	(39,826)	(105,369)	305	711	(45)	(2,468)

Net increase (decrease) resulting from operations	(319,235)	(178,678)	(14,885)	(617)	(592)	(3,094)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	(8)	0	0
Other Classes	0	0	0	(50)	0	0
From net realized capital gains
Class D	0	0	(1,032)	0	0	(94)
Other Classes	0	0	0	0	0	(236)

Total Distributions	0	0	(1,032)	(58)	0	(330)

Fund Share Transactions:
Receipts for shares sold
Class D	223,238	291,340	1,551,887	25,266	4,764	5,961
Other Classes	1,558	0	0	25,784	1,588	3,992
Issued as reinvestment of distributions
Class D	0	0	965	7	0	79
Other Classes	0	0	0	27	0	69
Cost of shares redeemed
Class D	(371,369)	(260,701)	(643,404)	(25,232)	(4,581)	(3,266)
Other Classes	(78)	0	0	(24,229)	(635)	(1,500)
Net increase (decrease) resulting from Fund share transactions	(146,651)	30,639	909,448	1,623	1,136	5,335

Total Increase (Decrease) in Net Assets	(465,886)	(148,039)	893,531	948	544	1,911

Net Assets
Beginning of period	760,362	908,401	14,870	7,908	7,364	5,453
End of period *	$294,476	$760,362	$908,401	$8,856	$7,908	$7,364
*Including net undistributed (overdistributed) investment income of:	$0	$(4,452)	$(13)	$12	$31	$(45)

See accompanying notes

50
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM Europe Fund			RCM Global Equity Fund			RCM Global Healthcare Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$(314)	$(40)	$(891)	$(4)	$(1)	$(8)	$(2,020)	$(958)	$(652)
Net realized gain (loss)	(11,469)	(4,452)	9,098	(387)	(68)	277	(33,716)	(16,759)	7,154
Net change in unrealized appreciation (depreciation)	4,241	(9,624)	(18,849)	106	(143)	(441)	(16,699)	(16,207)	10,967

Net increase (decrease) resulting from operations	(7,542)	(14,116)	(10,642)	(285)	(212)	(172)	(52,435)	(33,924)	17,469

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	(10)	0	(1)	0	0	0
From net realized capital gains
Class D	(202)	0	(10,827)	0	0	0	(7,044)	0	0
Other Classes	0	0	(406)	0	0	(402)	0	0	(980)

Total Distributions	(202)	0	(11,233)	(10)	0	(403)	(7,044)	0	(980)

Fund Share Transactions:
Receipts for shares sold
Class D	239,313	123,532	260,463	10	0	0	114,119	106,834	376,591
Other Classes	256	0	2,996	178	0	0	2,920	0	0
Issued as reinvestment of distributions
Class D	159	0	7,606	0	0	0	6,815	0	879
Other Classes	0	0	406	0	0	362	0	0	0
Cost of shares redeemed
Class D	(252,841)	(122,256)	(253,377)	0	0	0	(135,812)	(89,316)	(143,334)
Other Classes	(144)	0	(2,623)	0	0	0	(123)	0	0
Net increase (decrease) resulting from Fund share transactions	(13,257)	1,276	15,471	188	0	362	(12,081)	17,518	234,136

Total Increase (Decrease) in Net Assets	(21,001)	(12,840)	(6,404)	(107)	(212)	(213)	(71,560)	(16,406)	250,625

Net Assets
Beginning of period	48,666	61,506	67,910	1,159	1,371	1,584	240,503	256,909	6,284
End of period *	$27,665	$48,666	$61,506	$1,052	$1,159	$1,371	$168,943	$240,503	$256,909
*Including net undistributed (overdistributed) investment income of:	$0	$(40)	$0	$1	$0	$1	$(77)	$(958)	$0

51
PIMCO Funds Annual Report 6.30.02

PIMCO Statements of Changes in Net Assets Class D (Cont.)

Amounts in thousands	RCM Global Small-Cap			RCM Global Technology Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$(189)	$(157)	$(400)	$(3,763)	$(736)	$(3,041)
Net realized gain (loss)	(1,853)	(8,348)	(1,077)	(142,215)	(265,924)	(189,550)
Net change in unrealized appreciation (depreciation)	(1,139)	5,301	(10,346)	(25,901)	(4,812)	(77,386)

Net increase (decrease) resulting from operations	(3,181)	(3,204)	(11,823)	(171,879)	(271,472)	(269,977)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
From net realized capital gains
Class D	0	0	(1,219)	0	0	(3,267)
Other Classes	0	0	(1,670)	0	0	(2,803)

Total Distributions	0	0	(2,889)	0	0	(6,070)

Fund Share Transactions:
Receipts for shares sold
Class D	59,168	44,461	74,031	125,977	159,070	778,255
Other Classes	34,335	36,823	52,883	127,488	116,630	605,901
Shares issued in reorganization
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	1,195	0	0	3,156
Other Classes	0	0	1,629	0	0	2,606
Cost of shares redeemed
Class D	(67,423)	(41,487)	(53,189)	(138,413)	(137,298)	(316,822)
Other Classes	(37,515)	(42,577)	(53,896)	(138,984)	(148,200)	(332,880)
Net increase (decrease) resulting from Fund share transactions	(11,435)	(2,780)	22,653	(23,932)	(9,798)	740,216

Total Increase (Decrease) in Net Assets	(14,616)	(5,984)	7,941	(195,811)	(281,270)	464,169

Net Assets:
Beginning of period	27,460	33,444	25,503	463,126	744,396	280,227
End of period *	$12,844	$27,460	$33,444	$267,315	$463,126	$744,396
*Including net undistributed (overdistributed) investment income of:	$0	$(156)	$1	$0	$(3,538)	$(2,802)
See accompanying notes

52
PIMCO Funds Annual Report 6.30.02

Amounts in thousands	RCM International Growth Equity Fund			RCM Large-Cap Growth Fund			RCM Mid-Cap Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment income (loss)	$294	$636	$(127)	$406	$29	$(63)	$(2,384)	$(1,047)	$(5,439)
Net realized gain (loss)	(60,492)	(29,760)	7,374	(30,523)	(2,118)	157	(169,203)	(126,475)	469,880
Net change in unrealized appreciation (depreciation)	26,511	(16,576)	(97,396)	(15,271)	(9,131)	(7,220)	(6,369)	(21,143)	(401,584)

Net increase (decrease) resulting from operations	(33,687)	(45,700)	(90,149)	(45,388)	(11,220)	(7,126)	(177,956)	(148,665)	62,857

Distributions to Shareholders:
From net investment income
Class D	(129)	0	(71)	0	0	0	0	0	0
Other Classes	(2,622)	0	(4,137)	(107)	0	0	0	0	(591,328)
From net realized capital gains
Class D	0	0	(604)	(1)	0	(784)	0	0	0
Other Classes	0	0	(30,195)	(2)	0	(1,360)	0	0	0

Total Distributions	(2,751)	0	(35,007)	(110)	0	(2,144)	0	0	(591,328)

Fund Share Transactions:
Receipts for shares sold
Class D	148,504	51,464	60,527	67,949	27,273	29,425	15,665	685	50
Other Classes	564,984	371,494	684,800	190,941	34,545	33,213	83,121	52,200	63,373
Shares issued in reorganization
Class D	0	0	0	0	0	0	0	0	0
Other Classes	76,523	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	126	0	628	1	0	771	0	0	0
Other Classes	2,337	0	30,981	103	0	1,307	0	0	590,884
Cost of shares redeemed
Class D	(153,137)	(44,697)	(55,865)	(37,669)	(5,801)	(4,881)	(11,266)	(231)	0
Other Classes	(657,083)	(369,860)	(652,812)	(23,491)	(11,769)	(1,866)	(328,612)	(20,890)	(592,392)
Net increase (decrease) resulting from Fund share transactions	(17,746)	8,401	68,259	197,834	44,248	57,969	(241,092)	31,764	61,915

Total Increase (Decrease) in Net Assets	(54,184)	(37,299)	(56,897)	152,336	33,028	48,699	(419,048)	(116,901)	(466,556)

Net Assets:
Beginning of period	193,103	230,402	287,299	97,551	64,523	15,824	774,032	890,933	1,357,489
End of period *	$138,919	$193,103	$230,402	$249,887	$97,551	$64,523	$354,984	$774,032	$890,933
*Including net undistributed (overdistributed) investment income of:	$715	$864	$228	$328	$29	$0	$0	$(1,047)	$0

See accompanying notes

53
6.30.02 PIMCO Funds Annual Report

PIMCO Statements of Changes in Net Assets Class D (Cont.)

Amounts in thousands	RCM Tax-Managed Growth Fund
Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Year Ended December 31, 2000
Operations:
Net investment (loss)	$(23)	$(36)	$(155)
Net realized (loss)	(1,425)	(4,903)	(3,344)
Net change in unrealized appreciation (depreciation)	(436)	1,288	(1,404)

Net (decrease) resulting from operations	(1,884)	(3,651)	(4,903)

Distributions to Shareholders:
From net investment income
Class D	0	0	0
Other Classes	0	0	0
From net realized capital gains
Class D	0	0	0
Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	1,564	2,158	8,196
Other Classes	4,269	1,702	31,546
Issued as reinvestment of distributions
Class D	0	0	0
Other Classes	0	0	0
Cost of shares redeemed
Class D	(2,505)	(1,326)	(2,224)
Other Classes	(4,677)	(20,737)	(3,095)
Net increase (decrease) resulting from Fund share transactions	(1,349)	(18,203)	34,423
Redemption Fee:	16	215	48

Total Increase (Decrease) in Net Assets	(3,217)	(21,639)	29,568

Net Assets
Beginning of period	10,187	31,826	2,258
End of period *	$6,970	$10,187	$31,826
*Including net undistributed (overdistributed) investment income of:	$0	$(36)	$0

See accompanying notes

54
PIMCO Funds Annual Report 6.30.02

PIMCO Notes to Financial Statements Class D
June 30, 2002

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors now serves as the Funds’ investment adviser while Dresdner RCM continues to be responsible for the Funds’ day-to-day investment decisions as a subadvisor. The Board of Directors approved a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
        Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
        Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Biotechnology Fund — $12,985; RCM Emerging Markets Fund — $17,643; RCM Europe Fund —$45,851; RCM Global Equity Fund — $505; RCM Global Healthcare Fund —$24,420; RCM Global Small-Cap Fund — $9,685; RCM Global Technology Fund — $24,336; RCM International Growth Equity Fund — $222,732; RCM Large-Cap Growth Fund — $9,377; and RCM Tax-Managed Growth Fund — $913.

55
6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains (losses) are recorded. Realized gains (losses) are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed-Delivery Transactions. Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Dresdner Asset Management of America L.P. (“PIMCO Advisors”) serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Fund; 0.80% for the RCM Europe and RCM Global Healthcare Funds; 0.85% for the RCM Global Equity Fund; 0.90% for RCM Biotechnology Fund; 0.95% for the Global Technology Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds. Dresdner RCM Global Investors LLC is the sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

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PIMCO Funds Annual Report 6.30.02

Administration Fee.    Allianz Dresdner Asset Management of America L.P. provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.70% for the RCM Biotechnology Fund; 0.75% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.80% for the RCM Global Healthcare and RCM Global Technology Fund; 0.85% for the RCM Global Equity and RCM Global Small-Cap Funds; and 0.95% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Equity, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.45% for RCM Biotechnology Fund; 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and Tax-Managed Growth Funds; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the RCM Global Equity and RCM Global Small-Cap Funds; 0.70% for the RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees.    Effective June 10, 2002, investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange.

The Funds Redemption Fee rates are as follows:

Funds	Rate
RCM Global Equity, RCM Global Small-Cap, RCM
International Growth Equity, RCM Europe, RCM
Emerging Markets, RCM Global Healthcare and RCM
Global Technology Funds	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs and are not paid to or retained by PIMCO Advisors, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

Management Fees.    Prior to February 1, 2002, the Funds paid the investment management fees to Dresdner RCM monthly. The annual management fees paid by the Funds were based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM had voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

Fund Name	Flat Rate		First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps
RCM Large-Cap Fund Institutional Class	—		0.70%	0.65%	0.60%	0.75%
RCM Large-Cap Fund Class D	—		0.70%	0.65%	0.60%	1.00%
RCM Tax-Managed Growth Fund Institutional Class	—		0.75%	0.70%	0.65%	1.25%
RCM Tax-Managed Growth Fund Class D	—		0.75%	0.70%	0.65%	1.50%
RCM Mid-Cap Fund Institutional Class	0.75%		—	—	—	0.77%
RCM Mid-Cap Fund Class D	0.75%		—	—	—	1.02%
RCM Small-Cap Fund Institutional Class	1.00%		—	—	—	1.02%
RCM Biotechnology Class D	—		1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund Institutional Class	—		1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund Class D	—		1.00%	0.95%	0.90%	1.75%
RCM Global Technology Fund Institutional Class	1.00%		—	—	—	1.50%
RCM Global Technology Fund Class D	1.00%		—	—	—	1.75%
RCM Global Equity Fund Institutional Class	—		0.75%	0.70%	0.65%	1.25%
RCM Global Equity Fund Class D	—		0.75%	0.70%	0.65%	1.50%
RCM Global Healthcare Fund Class D	—		1.00%	0.95%	0.90%	1.50%
RCM International Growth Equity Fund Institutional Class	0.75%		—	—	—	1.00%
RCM International Growth Equity Fund Class D	0.75%		—	—	—	1.25%
RCM Emerging Markets Fund Institutional Class	1.00%		—	—	—	1.50%
RCM Emerging Markets Fund Class D	1.00%		—	—	—	1.75%
RCM Europe Institutional Class	1.00%	*	—	—	—	1.35%
RCM Europe Class D	1.00%	*	—	—	—	1.60%

*	The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

Distribution and Servicing Fees. PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse, out of the Administrative Class assets of each Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 2002, PFD received $89,697 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the RCM Large-Cap Growth, RCM Mid-Cap and RCM Europe Funds’ administrative fees to the extent total annual fund operating expenses as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Institutional Class and Class D):

	Inst’l Class	Class D
RCM Large-Cap Growth Fund	0.75%	1.00%
RCM Mid-Cap Fund	0.77%	1.02%
RCM Europe Fund	1.30%	1.60%

PIMCO Advisors may be reimbursed for these waived amounts in future periods, not to exceed June 30, 2003. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets. Prior February 1, 2002, each unaffiliated Trustees received an annual retainer of $30,000 (the retainer is evenly prorated among each Fund of the Trust and that such retainer will include payment for two special telephonic Board meetings), plus $5,500 for each Board meeting attended.

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PIMCO Funds Annual Report 6.30.02

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
RCM Biotechnology Fund	$399,911	$550,243
RCM Emerging Markets Fund	12,494	10,575
RCM Europe Fund	74,333	86,552
RCM Global Small-Cap Fund	51,843	60,176
RCM Global Technology Fund	1,109,778	1,119,003
RCM Global Equity Fund	3,505	3,360
RCM Global Health Care Fund	276,262	297,188
RCM International Growth Equity Fund	330,377	328,292
RCM Large-Cap Growth Fund	232,426	56,345
RCM Mid-Cap Fund	695,944	899,200
RCM Tax-Managed Growth Fund	4,936	6,323

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

	RCM Biotechnology Fund	RCM Global Technology Fund
		Premium
Balance at 06/30/2001	$0	$0
Sales	1,066	3,711
Closing Buys	(1,066)	(1,990)
Expirations	0	0
Exercised	0	0

Balance at 06/30/2002	$0	$1,721

6. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)
RCM International Growth Equity Fund	Select International Fund	03/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

7. Federal Income Tax Matters
As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax Appreciation/ (Depreciation) on Investments (1)	Net Tax Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities (2)	Other Book-to-Tax Accounting Differences (3)	Net Capital Loss Carryovers (4)	Post-October Losses (5)
RCM Biotechnology Fund	$0	$0	$(154,459)	$1	$0	$(337,890)	$0
RCM Emerging Markets Fund	120	0	(321)	(4)	0	(2,340)	0
RCM Europe Fund	0	0	(2,093)	(26)	0	(15,771)	0
RCM Global Equity Fund	0	0	(3)	0	0	(485)	0
RCM Global Healthcare Fund	0	0	(25,272)	(76)	0	(46,881)	0
RCM Global Small-Cap Fund	0	0	71	10	0	(13,738)	0
RCM Global Technology Fund	0	0	(14,711)	(128)	0	(582,915)	0
RCM International Growth Equity Fund	760	0	(10,422)	138	0	(120,486)	0
RCM Large-Cap Growth Fund	328	0	(32,163)	0	0	(29,526)	0
RCM Mid-Cap Fund	0	0	(28,151)	0	0	(364,154)	0
RCM Tax-Managed Growth Fund	0	0	(459)	0	0	(9,162)	0

(1)
Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals and PFIC mark-to-market adjustments for federal income tax purposes.

(2)	Adjusted for options and foreign currency transactions.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely unamortized organizational costs.
(4)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2010.
(5)	Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (6)	Long-Term Capital Gains Distributions	Return of Capital
RCM Biotechnology Fund	$0	$0	$0
RCM Emerging Markets Fund	58	0	0
RCM Europe Fund	202	0	0
RCM Global Equity Fund	10	0	0
RCM Global Healthcare Fund	7,044	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	2,751	0	0
RCM Large-Cap Growth Fund	110	0	0
RCM Mid-Cap Fund	0	0	0
RCM Tax-Managed Growth Fund	0	0	0

(6)
Includes short-term capital gains. Certain net losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

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PIMCO Funds Annual Report 6.30.02

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Biotechnology Fund						RCM Emerging Markets Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	9,029	$223,238	9,763	$291,340	42,768	$1,551,887	2,397	$25,266	413	$4,764	380	$5,961
Other Classes	84	1,558	0	0	0	0	2,430	25,784	142	1,588	211	3,992
Issued as reinvestment of distributions
Class D	0	0	0	0	28	965	1	7	0		0 7	79
Other Classes	0	0	0	0	0	0	3	27	0		0 6	69
Cost of shares redeemed
Class D	(16,177)	(371,369)	(9,207)	(260,701)	(18,579)	(643,404)	(2,392)	(25,232)	(396)	(4,581)	(224)	(3,266)
Other Classes	(4)	(78)	0	0	0	0	(2,279)	(24,229)	(56)	(635)	(92)	(1,500)

Net increase (decrease) resulting from Fund share transactions	(7,068)	$(146,651)	556	$30,639	24,217	$909,448	160	$1,623	103	$1,136	288	$5,335

	RCM Europe Fund						RCM Global Equity Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	30,645	$239,313	12,174	$123,532	16,086	$260,463	1	$10	0	$0	0	$0
Other Classes	36	256	0	0	186	2,996	25	178	0	0	0	0
Issued as reinvestment of distributions
Class D	20	159	0	0	660	7,606	0	0	0	0	0	0
Other Classes	0	0	0	0	35	406	0	0	0	0	36	362
Cost of shares redeemed
Class D	(32,196)	(252,841)	(12,029)	(122,256)	(15,776)	(253,377)	0	0	0	0	0	0
Other Classes	(21)	(144)	0	0	(221)	(2,623)	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(1,516)	$(13,257)	145	$1,276	970	$15,471	26	$188	0	$0	36	$362

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6.30.02 PIMCO Funds Annual Report

PIMCO Notes to Financial Statements Class D (Cont.)
June 30, 2002

	RCM Global Healthcare Fund						RCM Global Small-Cap Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	5,842	$114,119	4,970	$106,834	16,477	$376,591	4,403	$59,168	2,687	$44,461	2,947	$74,031
Other Classes	161	2,920	0	0	0	0	2,587	34,335	2,207	36,823	2,138	52,883
Issued as reinvestment of distributions
Class D	336	6,815	0	0	37	879	0	0	0	0	64	1,195
Other Classes	0	0	0	0	0	0	0	0	0	0	87	1,629
Cost of shares redeemed
Class D	(7,046)	(135,812)	(4,305)	(89,316)	(6,510)	(143,334)	(4,928)	(67,423)	(2,485)	(41,487)	(2,231)	(53,189)
Other Classes	(7)	(123)	0	0	0	0	(2,790)	(37,515)	(2,508)	(42,577)	(2,299)	(53,896)

Net increase (decrease) resulting from Fund share transactions	(714)	$(12,081)	665	$17,518	10,004	$234,136	(728)	$(11,435)	(99)	$(2,780)	706	$22,653

	RCM Global Technology Fund						RCM International Growth Equity Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	4,621	$125,977	3,886	$159,070	10,874	$778,255	16,432	$148,504	4,257	$51,464	3,448	$60,527
Other Classes	4,640	127,488	2,873	116,630	8,821	605,901	62,229	564,984	30,691	371,494	37,003	684,800
Shares issued in reorganization
Class D	0	0	0	0	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	8,625	76,523	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	0	0	59	3,156	14	126	0	0	45	628
Other Classes	0	0	0	0	48	2,606	254	2,337	0	0	2,261	30,981
Cost of shares redeemed
Class D	(5,275)	(138,413)	(3,465)	(137,298)	(4,777)	(316,822)	(16,716)	(153,137)	(3,646)	(44,697)	(3,200)	(55,865)
Other Classes	(5,230)	(138,984)	(3,879)	(148,200)	(4,932)	(332,880)	(71,608)	(657,083)	(30,492)	(369,860)	(35,773)	(652,812)

Net increase (decrease) resulting from Fund share transactions	(1,244)	$(23,932)	(585)	$(9,798)	10,093	$740,216	(770)	$(17,746)	810	$8,401	3,784	$68,259

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PIMCO Funds Annual Report 6.30.02

	RCM Large-Cap Growth Fund						RCM Mid-Cap Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000		Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	5,443	$67,949	1,972	$27,273	1,519	$29,425	6,691	$15,665	223	$685	15	$50
Other Classes	15,471	190,941	2,299	34,545	1,712	33,213	35,088	83,121	18,486	52,200	12,303	63,373
Issued as reinvestment of distributions
Class D	0	1	0	0	44	771	0	0	0	0	0	0
Other Classes	8	103	0	0	75	1,307	0	0	0	0	175,337	590,884
Cost of shares redeemed							(4,853)	(11,266)	(79)	(231)	0	0
Class D	(3,070)	(37,669)	(388)	(5,801)	(254)	(4,881)
Other Classes	(1,893)	(23,491)	(806)	(11,769)	(97)	(1,866)	(138,744)	(328,612)	(7,483)	(20,890)	(89,735)	(592,392)

Net increase (decrease) resulting from Fund share transactions	15,959	$197,834	3,077	$44,248	2,999	$57,969	(101,818)	$(241,092)	11,147	$31,764	97,920	$61,915

	RCM Tax-Managed Growth Fund
	Year Ended 06/30/2002		Period Ended 06/30/2001		Year Ended 12/31/2000
	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Class D	147	$1,564	169	$2,158	542	$8,196
Other Classes	408	4,269	134	1,702	1,973	31,546
Shares issued in reorganization
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Issued as reinvestment of distributions
Class D	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0
Cost of shares redeemed
Class D	(237)	(2,505)	(109)	(1,326)	(153)	(2,224)
Other Classes	(443)	(4,677)	(1,640)	(20,737)	(203)	(3,095)

Net increase (decrease) resulting from Fund share transactions	(125)	$(1,349)	(1,446)	$(18,203)	2,159	$34,423

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PIMCO Funds Annual Report 6.30.02

Report of Independent Accountants

To the Trustees and Class D Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the RCM Biotechnology Fund, RCM Emerging Markets Fund, RCM Europe Fund, RCM Global Equity Fund, RCM Global Healthcare Fund, RCM Global Small-Cap Fund, RCM Global Technology Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund and RCM Tax-Managed Growth Fund (hereafter referred to as the “Funds”) at June 30, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class D shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

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PIMCO Funds Annual Report 6.30.02

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

RCM Global Equity Fund                                     37.43%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.

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6.30.02 PIMCO Funds Annual Report

Federal Income Tax Information (cont.)

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2002 are as follows:

	RCM Emerging Markets Fund		RCM International Growth Equity Fund
Country	Gross Foreign Dividends	Foreign Tax	Gross Foreign Dividends	Foreign Tax
Australia	—	—	0.00410	—
Belgium	—	—	0.00070	0.00010
Brazil	0.03223	0.00280	0.00044	—
Canada	—	—	0.00043	0.00006
Chile	0.00406	0.00054	0.00002	—
China	0.00555	—	—	—
Denmark	—	—	0.00334	0.00050
Finland	—	—	0.00260	0.00039
France	—	—	0.02000	0.00045
Germany	—	—	0.00618	0.00082
Greece	—	—	—	—
Hong Kong	0.00320	—	0.00211	—
Hungary	0.02252	0.00450	—	—
India	0.00605	0.00086	—	—
Israel	0.00072	0.00005	0.00037	0.00006
Italy	—	—	0.02155	0.00320
Japan	—	—	0.00860	0.00130
Malaysia	0.00219	0.00042	—	—
Mexico	0.02455	0.00010	0.00065	—
Netherlands	—	—	0.00413	0.00052
Peru	0.00119	—	—	—
Poland	0.01071	0.00161	—	—
Portugal	—	—	0.00104	0.00018
Russia	0.04321	0.00378	—	—
Singapore	—	—	0.00087	0.00019
South Africa	0.02346	—	—	—
South Korea	0.02739	0.00427	0.00225	0.00037
Spain	—	—	0.00123	0.00018
Sweden	—	—	0.00252	0.00038
Switzerland	—	—	0.00702	0.00105
Taiwan	0.00457	0.00091	—	—
Turkey	0.00027	—	—	—
United Kingdom	0.00576	0.00032	0.03640	0.00359
International	—	—	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

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PIMCO Funds Annual Report 6.30.02

PIMCO Management of the Trust Information Class D (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees and Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.

Non–Interested Trustees
E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust

Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None

Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None

Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.

W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None

Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

67
6.30.02 PIMCO Funds Annual Report

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.

Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.

John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

68
PIMCO Funds Annual Report 6.30.02

PIMCO Funds Multi-Manager Series

Manager	Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660
Distributor	PIMCO Funds Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902
Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110
For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

The Broad-Ranging Expertise of PIMCO Funds

PIMCO Funds offers access to the U.S. investment firms of the Allianz Group, one of the world’s largest financial services providers. Together, these firms manage over $346 billion and have a client list that includes more than half of the 100 largest U.S. corporations.

PIMCO Bond Funds
Short Duration
Short-Term Fund
Low Duration Fund

Intermediate Duration
Total Return Fund

Long Duration
Long-Term U.S. Government Fund

International
Global Bond Fund II
Foreign Bond Fund
Emerging Markets Bond Fund

High Yield
High Yield Fund

Mortgage-Backed
GNMA Fund
Total Return Mortgage Fund

Inflation-Indexed
Real Return Fund

Convertible
Convertible Fund

Tax-Exempt
Municipal Bond Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund
Short-Duration Municipal Income Fund

PIMCO Stock and Bond Funds
Strategic Balanced Fund
Asset Allocation Fund

PIMCO Stock Funds
Growth
RCM Large-Cap Growth Fund
Growth Fund
Select Growth Fund
NACM Growth Fund
Target Fund
RCM Mid-Cap Fund
Opportunity Fund

Blend
Growth & Income Fund
Capital Appreciation Fund
NACM Core Equity Fund
Mid-Cap Fund

Value
Equity Income Fund
Value Fund
NACM Value Fund
Renaissance Fund
NACM Flex-Cap Value Fund
Small-Cap Value Fund

Enhanced Index
RCM Tax-Managed Growth Fund
Tax-Efficient Equity Fund
StocksPLUS Fund

International
RCM Global Equity Fund
NACM Global Fund
RCM International Growth Equity Fund
NACM International Fund
RCM Global Small-Cap Fund
RCM Europe Fund
NACM Pacific Rim Fund
RCM Emerging Markets Fund

Sector-Related
Innovation Fund
RCM Global Technology Fund
Global Innovation Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

PZ030.8/02

PIMCO
FUNDS

Annual Report

06.30.02

PIMCO Renaissance Fund

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcofunds.com/edelivery.

Share Classes

A            B            C

Annual Reports for PIMCO Innovation Fund and the other  PIMCO stock funds are printed separately.

Letter to Shareholders

“If one does not know to which port one is sailing, no wind is favorable.”
-Seneca

Stephen Treadway
President

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among them, here are a couple of key points to keep in mind:

•
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash.

•	No one can predict the next top-performing asset class or sector. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than to try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at 1-800-426-0107, or visit our Web site at www.pimcofunds.com.

Sincerely,

Stephen Treadway
President
July 31, 2002

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

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PIMCO Renaissance Fund Annual Report 6.30.02

Management Review & Outlook

John Schneider
Portfolio Manager

Despite a turbulent one-year period for the equity markets, PIMCO Renaissance Fund turned in a strong performance for the one-year period ended June 30, 2002. The Fund’s Class A shares posted a gain of 5.43%, significantly outperforming the Russell Mid-Cap Value Index and the Lipper Mid-Cap Value Fund Average, which returned 1.92% and –0.11%, respectively. Below, John Schneider, the Fund’s portfolio manager, comments on these results and offers his outlook for the markets and value stocks.

Q. To what do you attribute the Fund’s overall outperformance in the past year?

A. Early in the period, the Fund benefited from its overweight in utilities, as well as strong stock selection in the consumer discretionary and financial services sectors. In particular, PG&E, Office Depot and Raytheon all posted strong gains. The Fund showed particular strength in the fourth quarter of 2001, gaining 16.38% despite the tech rally and the strong relative outperformance of growth investing over value investing. This was due to the Fund’s significant overweight in autos and transportation. Specifically, Continental Airlines gained enormous ground in the fourth quarter following the September 11th tragedy. The Fund’s performance was also aided by its large overweight in the materials and processing sector, which showed signs of recovering from its 18-month recession. And technology stocks—which experienced large gains in the fourth quarter—also contributed to the Fund’s performance. For example, Maxtor, a computer storage company, rose on optimism that corporate tech spending would increase as the economy improves. The Fund continued its strong run into 2002, outperforming both the S&P 500 Index and its Lipper Average in the first quarter.

Q. What sectors or stocks enabled the Fund to outperform at that time?

A. The Fund’s exposure to the financial services sector certainly helped. In particular, consumer credit companies such as AmeriCredit posted solid gains. These stocks were bid up by investors in anticipation of an economic recovery, which could result in a substantial reduction in future consumer defaults. Also, the energy sector positively contributed to performance, as the crisis in the Middle East caused the price of crude oil to rise significantly.

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6.30.02 PIMCO Renaissance Fund Annual Report

Q. The second quarter of 2002 was an especially volatile time for the equity markets. How did Renaissance Fund hold up in this environment?

A. Plagued by accounting issues and a sluggish economy, the overall stock market experienced a difficult quarter, as did PIMCO Renaissance Fund. In fact, the Fund significantly underperformed the Russell Mid-Cap Value Index and its Lipper Average during that period, with Class A shares returning –13.54% compared to –4.67% and –7.30% for the Index and Average, respectively.

Q. What factors contributed to this underperformance?

A. The telecommunications and technology industries hurt Fund performance. Within telecom, our position in WorldCom (about 3% of the portfolio at the start of the quarter) was especially detrimental, as the company’s stock dropped precipitously on news that its accounting was fraudulent and it had significantly overstated earnings. The Fund was also hurt by its exposure to cyclical technology stocks—the same sector that helped performance during the fourth quarter. Investors shunned these cyclical tech issues as signs emerged that the economic recovery was sputtering, sending stock prices of fundamentally sound companies, such as Micron, Maxtor and Advanced Micro Devices, falling.

Q. You mentioned the accounting issues plaguing WorldCom. What are your thoughts on the current accounting problems facing numerous publicly-traded companies?

A. In the past, we’ve tended—in my experience—to be more concerned than many fund managers about financial accounting practices. Ironically, we now believe that the problem may not be as widespread as the market seems to fear. While we can’t rule out future, company-specific problems, we do believe accounting problems in general have already been priced into the stock market, and it’s now time to look ahead. I would add that while no investment process can detect fraud—WorldCom is a case in point—we are confident that our intensive, hands-on research should help us to distinguish problematic companies from those with true, fundamental strength.

4
PIMCO Renaissance Fund Annual Report 6.30.02

Q. What do you think investors should be concerned about right now?

A. There are a number of issues that merit attention. For instance, we’re concerned about increased government spending (there is talk of a $300 billion deficit in 2003), increased government regulation, increased litigation, trade wars, inflation and market valuations. However, first and foremost among these concerns is government spending. Without a doubt, the government has been a huge beneficiary of stock market appreciation in the past several years. The capital gains taxes paid on those profits have been a huge factor in creating government surpluses in the recent past. Those days are gone. We think the free-spending ways of both state and federal governments will need to be trimmed.

Q. Given the current market turbulence, what is your outlook?

A. Even though we think stocks will be the best performers over the next two to three years, they will likely garner only modest gains, so investors should be prepared for less-than-bull-market returns. We think value stocks will continue to outperform growth, but by a smaller margin than in the last two years. And we believe that small-cap will continue to outperform large-cap stocks in the very short term, but large-cap will do better over the next two to three years. We remain optimistic that the economy will recover in the near term and, as a result, the portfolio remains positioned pro-cyclically. As always, we will continue to focus on finding attractively valued stocks with catalysts that could improve their fundamentals in the near term.

John Schneider is a Managing Director of PIMCO Equity Advisors and Portfolio Manager of Renaissance Fund. Previously Senior Vice President and Principal at Schneider Capital Management, he has 15 years of investment experience. Prior to Schneider Capital Management, Mr. Schneider was Director of Research and a Member of the Operating Committee at Newbold’s Asset Management. He received a B.S. in Finance from Lehigh University.

5
6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Performance Summary

Objective:	Portfolio:	Fund Inception Date:
Long-term growth of capital and income.	Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.	4/18/88
Number of Securities in the Portfolio:		Total Net Assets:
75 (not including short-term instruments)		$4.4 billion

Average Annual Total Return
For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception (4/18/88)
A Shares	5.43%	14.67%	16.78%	17.70%	14.77%
A Shares (adjusted)	–0.37%	12.53%	15.46%	17.04%	14.32%
B Shares	4.71%	13.81%	15.86%	16.99%	14.29%
B Shares (adjusted)	–0.19%	13.04%	15.64%	16.99%	14.29%
C Shares (adjusted)	3.70%	13.82%	15.90%	16.83%	13.92%
Russell Mid-Cap Value Index	1.92%	5.17%	9.09%	13.89%	—
Lipper Mid-Cap Value Fund Average	–0.11%	7.10%	8.14%	12.26%	—

Change in Value For periods ended 6/30/02

6
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Portfolio Statistics

Top Ten Holdings	% of Total Investments
Micron Technology, Inc.	5.5%
Liberty Media Corp. ‘A’	5.4%
J.C. Penney Co., Inc.	4.7%
Alcan, Inc.	4.3%
Aetna, Inc.	4.0%
Allstate Corp.	3.9%
PG&E Corp.	3.8%
J.P. Morgan Chase & Co.	3.4%
Household International, Inc.	3.3%
ACE Ltd.	2.9%
Top Ten Total	41.2%

Portfolio Composition
Common Stock	99.8%
Corporate Bonds	0.1%
Convertible Bonds & Notes	0.1%

Common Stock Sector Breakdown

Past performance is no guarantee of future results. Investment return and value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. Equity funds are subject to the basic stock market risk that any security may decrease in value. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns represent the blended performance of the Fund’s retail shares (classes A, B & C) and the prior performance of the Fund’s Institutional shares, adjusted as necessary to reflect retail share current sales charges and different operating expenses. All share classes have the same portfolio but different expenses. Retail Class A shares were first offered in 2/91 and Class B in 5/95. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares have a 1% CDSC, which may apply in the first year of ownership. Specific security examples mentioned may or may not be held in the Fund. Holdings are subject to change. The growth of $10,000 chart does not take into account sales charges or expenses. Lipper, Inc calculates the Lipper Average. It is the total return performance average of funds tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index. The Fund also offers other share classes, which are subject to different fees and expenses (and may affect performance), have different minimum investment requirements and are entitled to different services. For information regarding such classes, call 1-888-87-PIMCO. For additional details, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, 1-888-87-PIMCO. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in the Fund.

7
6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Schedule of Investments
June 30, 2002

COMMON STOCKS 99.3%
Capital Goods 5.6%
CNH Global NV (b)	7,702,400	$31,041
Navistar International Corp. (b)(c)	774,900	24,797
Tyco International Ltd.	5,649,800	76,329
Visteon Corp. (b)	6,035,800	85,708
York International Corp.	856,700	28,948

		246,823

Communications 1.2%
AT&T Corp.	4,730,015	50,611
WorldCom, Inc.—WorldCom Group (c)(e)	19,514,200	1,756

		52,367

Consumer Discretionary 7.8%
Fiat SpA	1,850,000	23,178
Goodyear Tire & Rubber Co. (b)	1,710,000	31,994
Hasbro, Inc. (b)	2,336,300	31,680
J.C. Penney Co., Inc. (b)	9,288,000	204,522
Toys R Us, Inc. (b)	2,746,700	47,985

		339,359

Consumer Services 5.3%
Liberty Media Corp. ‘A’ (c)	23,225,000	232,250

Consumer Staples 2.3%
Archer-Daniels-Midland Co.	2,170,000	27,754
Fleming Cos., Inc. (b)	1,735,200	31,494
Loews Corp.—Carolina Group	813,500	22,005
Tate & Lyle PLC	3,329,468	17,818

		99,071

Energy 10.8%
Burlington Resources, Inc.	2,050,000	77,900
Devon Energy Corp.	20,000	986
Diamond Offshore Drilling, Inc. (b)	1,258,600	35,870
El Paso Corp.	2,511,500	51,762
Halliburton Co.	1,570,600	25,035
Nabors Industries Ltd. (b)	935,100	33,009
Pride International, Inc. (b)(c)	4,410,000	69,061
Rowan Cos., Inc. (b)	2,859,000	61,326
Valero Energy Corp. (b)	2,310,000	86,440
Veritas DGC, Inc. (b)(c)	2,328,300	29,337
Williams Companies, Inc. (b)	10,000	60

		470,786

See accompanying notes

8
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Schedule of Investments
June 30, 2002

Financial & Business Services 21.8%
ACE Ltd.	4,021,200	$127,070
Allstate Corp.	4,570,000	168,999
American Financial Group, Inc.	1,693,377	40,472
AmeriCredit Corp. (b)(c)	4,341,000	121,765
Fairfax Financial Holdings Ltd.	367,850	36,816
Household International, Inc.	2,900,000	144,130
iShares S&P 500 Index Fund (b)	750,000	74,265
J.P. Morgan Chase & Co.	4,380,000	148,570
Metris Cos., Inc. (b)	1,832,149	15,225
SPDR Trust (b)	740,000	73,230

		950,542

Healthcare 6.7%
Aetna, Inc. (c)	3,575,500	171,517
HEALTHSOUTH Corp. (c)	4,830,000	61,776
PacifiCare Health Systems, Inc. (c)	2,218,600	60,346

		293,639

Materials & Processing 12.7%
Alcan, Inc.	4,921,000	184,636
Crompton Corp.	1,664,500	21,222
Dow Chemical Co.	2,178,139	74,884
FMC Corp. (b)(c)	1,625,000	49,026
Hanover Compressor Co. (b)(c)	290,000	3,915
IMC Global, Inc. (b)	4,872,300	60,904
Massey Energy Co.	300,000	3,810
Nova Chemicals Corp. (b)	213,000	4,801
Sappi Ltd. SP—ADR	1,020,000	14,300
Solutia, Inc. (b)	6,437,000	45,188
Tembec, Inc. (c)	2,385,100	22,615
United States Steel Corp. (b)	3,370,000	67,029

		552,330

Technology 13.6%
Advanced Micro Devices, Inc. (b)(c)	5,800,000	56,376
Amkor Technology, Inc. (c)	150,000	933
Arrow Electronics, Inc. (b)(c)	410,000	8,507
Axcelis Technologies, Inc. (b)(c)	279,000	3,203
Hewlett-Packard Co.	3,700,125	56,538
Kulicke & Soffa Industries, Inc. (b)	800,000	9,912
Lucent Technologies, Inc. (b)	3,900,000	6,474
Matsushita Electric Industrial Co. Ltd.	5,500,000	75,022
Maxtor Corp. (b)	11,707,900	52,920
Micron Technology, Inc. (b)	11,735,226	237,286
Rockwell Automation, Inc.	1,368,200	27,337
Sanmina-SCI Corp. (b)(c)	5,147,600	32,481
Solectron Corp. (b)(c)	4,050,000	24,907

		591,896

See accompanying notes

9
6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Schedule of Investments
June 30, 2002

	Shares	Value (000s)
Transportation 7.2%
AMR Corp.	5,704,400	$96,176
CSX Corp.	2,794,500	97,947
Swift Transportation Co., Inc. (b)(c)	2,896,300	67,484
UAL Corp. (b)(c)	4,755,000	54,397

		316,004

Utilities 4.3%
Calpine Corp. (b)(c)	1,360,000	9,561
PG&E Corp. (c)	9,147,000	163,640
Reliant Energy, Inc.	825,000	13,943
		187,144

Total Common Stocks (Cost $4,574,344)		4,332,211

CORPORATE BONDS & NOTES 0.1%
	Principal Amount (000s)
Utilities 0.1%
WorldCom, Inc.—WorldCom Group
7.550% due 04/01/2004 (b)(d)	$30,000	4,950

Total Corporate Bonds & Notes (Cost $20,467)		4,950

CONVERTIBLE BONDS & NOTES 0.1%
Industrials 0.1%
Adelphia Communications Corp.
3.250% due 05/01/2021 (d)	8,000	720
6.000% due 02/15/2006 (b)(d)	18,000	1,620

Total Convertible Bonds & Notes (Cost $18,835)		2,340

Total Investments (a) 99.5%		$4,339,501
(Cost $4,613,646)

Other Assets and Liabilities (Net) 0.5%		23,957

Net Assets 100.0%		$4,363,458

See accompanying notes

10
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Schedule of Investments
June 30, 2002

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $4,648,128 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.	$289,457

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.	(598,084)

Unrealized depreciation-net	$(308,627)

(b)	Portion of securities on loan with an aggregate market value of $492,478; cash collateral of $509,807 was received with which the Fund purchased securities.

(c)	Non-income producing security.

(d)	Security is in default.

(e)	Subsequent to June 30, 2002, the issuer declared bankruptcy.

See accompanying notes

11
6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Financial Highlights

Class A Shares

Selected per share data for the year ended:	06/30/2002		06/30/2001	06/30/2000	06/30/1999		06/30/1998
Net Asset Value Beginning of Period	$19.31		$14.95	$18.21	$19.10		$17.73
Net Investment Income (Loss)	0.02	(a)	0.10 (a)	0.06 (a)	(0.01	)(a)	0.07	(a)
Net Realized/Unrealized Gain on Investments	1.09	(a)	5.46 (a)	0.13 (a)	1.45	(a)	4.91	(a)
Total Income from Investment Operations	1.11		5.56	0.19	1.44		4.98
Dividends from Net Investment Income	0.00		(0.07)	0.00	0.00		(0.08)
Distributions from Net Realized Capital Gains	(1.32)		(1.13)	(3.45)	(2.33)		(3.53)
Total Distributions	(1.32)		(1.20)	(3.45)	(2.33)		(3.61)
Net Asset Value End of Period	$19.10		$19.31	$14.95	$18.21		$19.10
Total Return	5.43%		38.39%	3.36%	9.94%		30.98%
Net Assets End of Period (000s)	$1,503,396		$424,024	$68,433	$90,445		$85,562
Ratio of Expenses to Average Net Assets	1.24	%(b)(d)	1.25%	1.25%	1.26	%(c)	1.26	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%		0.57%	0.36%	(0.04)%		0.35%
Portfolio Turnover Rate	109%		138%	133%	221%		192%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25% for the period ended June 30, 2002.
(c)	Ratio of expenses to average net assets excluding trustee expense is 1.25%.
(d)	Ratio of expenses to average net assets excluding trustee expense is 1.23%.

See accompanying notes

12
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Financial Highlights

Class B Shares

Selected per share data for the year ended:	06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998
Net Asset Value Beginning of Period	$18.74		$14.60		$17.99		$19.06		$17.77
Net Investment (Loss)	(0.13	)(a)	(0.03	)(a)	(0.07	)(a)	(0.13	)(a)	(0.07	)(a)
Net Realized/Unrealized Gain on Investments	1.08	(a)	5.31	(a)	0.13	(a)	1.39	(a)	4.91	(a)
Total Income from Investment Operations	0.95		5.28		0.06		1.26		4.84
Dividends from Net Investment Income	0.00		(0.01)		0.00		0.00		(0.02)
Distributions from Net Realized Capital Gains	(1.32)		(1.13)		(3.45)		(2.33)		(3.53)
Total Distributions	(1.32)		(1.14)		(3.45)		(2.33)		(3.55)
Net Asset Value End of Period	$18.37		$18.74		$14.60		$17.99		$19.06
Total Return	4.71%		37.23%		2.59%		8.94%		29.99%
Net Assets End of Period (000s)	$1,090,610		$315,977		$89,621		$126,576		$100,688
Ratio of Expenses to Average Net Assets	1.98	%(b)	2.00%		2.00%		2.00%		2.01	%(c)
Ratio of Net Investment (Loss) to Average Net Assets	(0.65)%		(0.17)%		(0.45)%		(0.78)%		(0.39)%
Portfolio Turnover Rate	109%		138%		133%		221%		192%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended June 30, 2002.
(c)	Ratio of expenses to average net assets excluding trustee expense is 2.00%.

See accompanying notes

13
6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Financial Highlights

Class C Shares

Selected per share data for the year ended:	06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998
Net Asset Value Beginning of Period	$18.64		$14.52		$17.91		$18.96		$17.69
Net Investment (Loss)	(0.13	)(a)	(0.02	)(a)	(0.07	)(a)	(0.13	)(a)	(0.07	)(a)
Net Realized/Unrealized Gain on Investments	1.07	(a)	5.28	(a)	0.13	(a)	1.41	(a)	4.88	(a)
Total Income from Investment Operations	0.94		5.26		0.06		1.28		4.81
Dividends from Net Investment Income	0.00		(0.01)		0.00		0.00		(0.01)
Distributions from Net Realized Capital Gains	(1.32)		(1.13)		(3.45)		(2.33)		(3.53)
Total Distributions	(1.32)		(1.14)		(3.45)		(2.33)		(3.54)
Net Asset Value End of Period	$18.26		$18.64		$14.52		$17.91		$18.96
Total Return	4.68%		37.29%		2.60%		9.12%		29.98%
Net Assets End of Period (000s)	$1,439,607		$607,511		$311,519		$442,049		$469,797
Ratio of Expenses to Average Net Assets	1.99	%(b)(d)	2.00%		2.00%		2.00%		2.01	%(c)
Ratio of Net Investment (Loss) to Average Net Assets	(0.65)%		(0.14)%		(0.45)%		(0.79)%		(0.37)%
Portfolio Turnover Rate	109%		138%		133%		221%		192%

(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to -average net assets would have been 2.00% for the period ended June 30, 2002.
(c)	Ratio of expenses to average net assets excluding trustee expense is 2.00%.
(d)	Ratio of expenses to average net assets excluding trustee expense is 1.98%.

See accompanying notes

14
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Statement of Assets and Liabilities
June 30, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$4,339,501
Foreign currency, at value	548
Collateral for securities on loan	509,807
Receivable for investments sold	91,516
Receivable for Fund shares sold	15,255
Interest and dividends receivable	5,616

4,962,243

Liabilities:
Payable for investments purchased	$63,727
Due to Custodian	3,427
Payable for Fund shares redeemed	16,001
Payable for collateral received for securities on loan	509,807
Accrued investment advisory fee	2,120
Accrued administration fee	1,322
Accrued distribution fee	1,535
Accrued servicing fee	846

598,785

Net Assets	$4,363,458

Net Assets Consist of:
Paid in capital	$4,509,028
Undistributed net investment income	156,303
Accumulated undistributed net realized (loss)	(27,727)
Net unrealized (depreciation)	(274,146)

$4,363,458

Net Assets:
Class A	$1,503,397
Class B	1,090,610
Class C	1,439,606
Other Classes	329,845

Shares Issued and Outstanding:
Class A	78,706
Class B	59,384
Class C	78,860

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$19.10
Class B	18.37
Class C	18.26

Cost of Investments Owned	$4,613,646

Cost of Foreign Currency Held	$549

*	With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

See accompanying notes

15
6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Statement of Operations
For the year ended June 30, 2002

Amounts in thousands

Investment Income:
Interest	$5,536
Dividends, net of foreign taxes	32,068
Security lending income	1,252
Miscellaneous income	15

Total Income	38,871

Expenses:
Investment advisory fees	17,211
Administration fees	11,025
Distribution fees – Class B	5,192
Distribution fees – Class C	7,704
Servicing fees – Class A	2,363
Servicing fees – Class B	1,731
Servicing fees – Class C	2,568
Distribution and/or servicing fees – Other Classes	253
Trustees’ fees	194
Miscellaneous expense	1

Total Expenses	48,242

Net Investment (Loss)	(9,371)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	177,930
Net realized gain on foreign currency transactions	99
Net change in unrealized (depreciation) on investments	(331,382)

Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1)
Net (Loss)	(153,354)

Net Decrease in Assets Resulting from Operations	$(162,725)

See accompanying notes

16
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Statements of Changes in Net Assets

Amounts in thousands

Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment income (loss)	$(9,371)	$563
Net realized gain	178,029	145,009
Net change in unrealized appreciation (depreciation)	(331,383)	63,660

Net increase (decrease) resulting from operations	(162,725)	209,232

Distributions to Shareholders:
From net investment income
Class A	0	(677)
Class B	0	(93)
Class C	0	(277)
Other Classes	(1)	(78)
From net realized capital gains
Class A	(48,200)	(12,377)
Class B	(36,377)	(7,143)
Class C	(57,214)	(23,690)
Other Classes	(9,965)	(829)

Total Distributions	(151,757)	(45,164)

Fund Share Transactions:
Receipts for shares sold
Class A	1,423,634	395,773
Class B	909,475	213,156
Class C	1,130,667	335,957
Other Classes	434,437	72,817
Issued as reinvestment of distributions
Class A	38,944	11,627
Class B	26,591	5,322
Class C	44,069	19,466
Other Classes	8,783	892
Cost of shares redeemed
Class A	(274,495)	(87,400)
Class B	(78,518)	(22,716)
Class C	(246,579)	(153,351)
Other Classes	(152,092)	(20,793)
Net increase resulting from Fund share transactions	3,264,916	770,750

Total Increase in Net Assets	2,950,434	934,818

Net Assets:
Beginning of period	1,413,024	478,206
End of period *	$4,363,458	$1,413,024

*Including net undistributed investment income of:	$156,303	$99,752

See accompanying notes

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6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Notes to Financial Statements
June 30, 2002

1. Organization

The Renaissance Fund (the “Fund”) is a fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

18
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Notes to Financial Statements
June 30, 2002

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $731,204.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives from the Trust a fee based on an annual percentage of the average daily net assets of the Fund. The advisory fee is charged at annual rate of 0.60%. The Fund also has a sub-advisor which, under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.40% for the Fund. The Administrative Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes at the annual rate of 0.25% for the Fund. The Administration Fee for Class D is charged at the annual rate of 0.40% for the Fund.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares.
The Trust is permitted to reimburse, out of the Administrative Class assets of the Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

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6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Notes to Financial Statements
June 30, 2002

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)
Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B, and C shares. For the period ended June 30, 2002, PFD received $20,954,185 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

20
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Notes to Financial Statements
June 30, 2002

4. Subsequent Events

It is anticipated that PIMCO Funds Advisors LLC will replace Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) as the Adviser to the Funds within calendar year 2002. PIMCO Funds Advisors LLC is a wholly-owned indirect subsidiary of ADAM L.P. This change would not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
Renaissance Fund	$6,140,735	$2,928,397

6. Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax (Depreciation) on Investments(1)	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities(2)	Other Book-to-Tax Accounting Differences	Net Capital Loss Carryovers	Post-October Losses(3)
Renaissance Fund	$156,303	$6,753	$(308,627)	$1	$0	$0	$0

(1)
Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals adjustments for federal income tax purposes.

(2)	Adjusted for foreign currency transactions.
(3)	Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

For the fiscal year ended June 30, 2002, the Fund made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital
Renaissance Fund	$131,574	$20,183	$0

(4)	Includes short-term capital gains.

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6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Renaissance Fund Notes to Financial Statements
June 30, 2002

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	68,399	$1,423,634	21,527	$395,773
Class B	45,237	909,475	11,700	213,156
Class C	56,648	1,130,667	18,848	335,957
Other Classes	20,854	434,437	3,925	72,817
Issued as reinvestment of distributions
Class A	1,938	38,944	685	11,627
Class B	1,371	26,591	322	5,322
Class C	2,285	44,069	1,183	19,466
Other Classes	435	8,783	53	892
Cost of shares redeemed
Class A	(13,592)	(274,495)	(4,829)	(87,400)
Class B	(4,082)	(78,518)	(1,306)	(22,716)
Class C	(12,666)	(246,579)	(8,900)	(153,351)
Other Classes	(7,488)	(152,092)	(1,171)	(20,793)

Net increase resulting from Fund share transactions	159,339	$3,264,916	42,037	$770,750

22
PIMCO Renaissance Fund Annual Report 6.30.02

Report of Independent Accountants

To the Trustees of the Pimco Funds:
Multi-Manager Series and Class A, B and C Shareholders of the Renaissance Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the Renaissance Fund (a fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Class A, B and C shares for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

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6.30.02 PIMCO Renaissance Fund Annual Report

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Renaissance Fund	12.45%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.

24
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Renaissance Fund Management of Trust Information

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees and Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Fund in Complex Overseen by Trustee	Directorships Held by Trustee
Interested Trustee
Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.
Non–Interested Trustees
E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust
Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None
Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None
Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund Inc.; Director, Church Plaza, Inc. and Director, Intelecom Solutions, Inc.
W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None
Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

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6.30.02 PIMCO Renaissance Fund Annual Report

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.
Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.
John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

26
PIMCO Renaissance Fund Annual Report 6.30.02

PIMCO Funds Multi-Managers Series

Manager	Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660
Distributor	PIMCO Funds Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902
Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105
Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110
For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcofunds.com.

27
6.30.02 PIMCO Renaissance Fund Annual Report

PIMCO Funds Shareholder Services

As a PIMCO Funds shareholder, you can benefit from a variety of services designed to help you manage your investments—ideal complements to the personal assistance offered by your financial advisor. These include:

•	24-Hour Information—Call 1-800-426-0107 for around-the-clock account and Fund information.

•
Online Account Access—Sign up to access your account information through the PIMCO Funds Web site (www.pimcofunds.com). There, you’ll also find daily share prices, Fund performance, manager commentaries and more.

•
eDelivery—Receive PIMCO Funds prospectuses and shareholder reports electronically, eliminating paper mailings from being sent to your home. To enroll, just go to www.pimcofunds.com/edelivery and follow the simple instructions.

•	Auto-Invest—Make regular investments by transferring a fixed amount of $50 or more from your bank account to your PIMCO Funds account every month or quarter.

•
Auto-Withdrawal—Provided you have an account balance of $10,000 or more, you can have monthly or quarterly withdrawals of $100 or more (less any applicable CDSC) sent directly to you, your bank account or a third party.

•	Fund Link—Create a two-way link between your PIMCO Funds account and bank account for quick and convenient money transfers.

•	Free Exchanges—Make free exchanges among the PIMCO Funds. (Exchanges may be treated as taxable events. Please consult your tax advisor.)

To find out more, contact your financial advisor, or call a PIMCO Funds Investor Services Representative at 1-800-426-0107 (Mon–Fri, 8:00 am–8:00 pm Eastern Time). You can also visit us online at www.pimcofunds.com.

28
PIMCO Renaissance Fund Annual Report 6.30.02

Receive this report electronically and eliminate paper mailings.

PIMCO Funds offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semiannual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home.

Here’s how it works.

As communications become available, we’ll send you an e-mail notification containing the Internet address where you can view, save or print the materials. Your participation in eDelivery begins in the quarter you enroll.

Sign up today. It’s fast and easy.

To sign up, just go to www.pimcofunds.com/edelivery and complete the short enrollment form.

Please note: Each account holder in your household must enroll separately to eliminate all paper mailings to your home.

29
6.30.02 PIMCO Renaissance Fund Annual Report

The Broad-Ranging Expertise of PIMCO Funds

PIMCO Funds offers access to the U.S. investment firms of the Allianz Group, one of the world’s largest financial services providers. Together, these firms manage over $346 billion and have a client list that includes more than half of the 100 largest U.S. corporations.

PIMCO Bond Funds

Short Duration
Short-Term Fund
Low Duration Fund

Intermediate Duration
Total Return Fund

Long Duration
Long-Term U.S. Government Fund

International
Global Bond Fund II
Foreign Bond Fund
Emerging Markets Bond Fund

High Yield
High Yield Fund

Mortgage-Backed
GNMA Fund
Total Return Mortgage Fund

Inflation-Indexed
Real Return Fund

Convertible
Convertible Fund

Tax-Exempt
Municipal Bond Fund
California Intermediate Municipal Bond Fund
California Municipal Bond Fund
New York Municipal Bond Fund
Short-Duration Municipal Income Fund

PIMCO Stock and Bond Funds

Strategic Balanced Fund
Asset Allocation Fund

PIMCO Stock Funds

Growth
RCM Large-Cap Growth Fund
Growth Fund
Select Growth Fund
NACM Growth Fund
Target Fund
RCM Mid-Cap Fund
Opportunity Fund

Blend
Growth & Income Fund
Capital Appreciation Fund
NACM Core Equity Fund
Mid-Cap Fund

Value
Equity Income Fund
Value Fund
NACM Value Fund
Renaissance Fund
NACM Flex-Cap Value Fund
Small-Cap Value Fund

Enhanced Index
RCM Tax-Managed Growth Fund
Tax-Efficient Equity Fund
StocksPLUS Fund

International
RCM Global Equity Fund
NACM Global Fund
RCM International Growth Equity Fund
NACM International Fund
RCM Global Small-Cap Fund
RCM Europe Fund
NACM Pacific Rim Fund
RCM Emerging Markets Fund

Sector-Related
Innovation Fund
RCM Global Technology Fund
Global Innovation Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

30
PIMCO Renaissance Fund Annual Report 6.30.02

PZ038.8/02

Annual Report
0 6 . 3 0 . 0 2

PIMCO Innovation Fund

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcofunds.com/edelivery.

Share Classes
A    B    C

Annual Reports for PIMCO Renaissance Fund and the other
PIMCO stock funds are printed separately.

Letter to Shareholders

“If one does not know to which port one is sailing, no wind is favorable.”                 –Seneca

Stephen Treadway
President

Dear Fellow Shareholder:

The above quote from an ancient Roman philosopher reinforces some sage advice: no investment strategy makes sense unless it is directed toward a clear financial goal.

How timely this wisdom is today. Faced with continued volatility in the global equity markets over the past year, many investors have been re-examining their holdings. If you’re among them, here are a couple of key points to keep in mind:

■
Stocks continue to offer the best potential for long-term growth. While past performance is never a guarantee of future results, since 1929, stocks have offered the best returns relative to bonds and cash.

■	No one can predict the next top-performing asset class or sector. Your best bet over the long term is usually to diversify your holdings and remain invested, rather than to try to time the market.

At PIMCO Funds, we continue to believe that sound financial planning is the key to investing successfully. Your financial advisor can help you develop an asset allocation strategy based on your personal time horizon and risk tolerance.

Remember that the PIMCO Funds family includes a broad spectrum of stock and bond funds to help you fulfill your asset allocation objectives. In fact, I am pleased to announce the July 2002 launch of seven new PIMCO Funds, managed by Nicholas-Applegate Capital Management. With the addition of these portfolios, PIMCO Funds will offer our shareholders an even greater level of investment flexibility.

If you have any questions about the information in this report, please call your financial advisor, or contact PIMCO Funds at 1-800-426-0107, or visit our Web site at www.pimcofunds.com.

Sincerely,

Stephen Treadway
President
July 31, 2002

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

2
PIMCO Innovation Fund Annual Report 06.30.02

Management Review & Outlook

Dennis McKechnie
Portfolio Manager

For the one-year period ended June 30, 2002, PIMCO Innovation Fund’s –52.09% return for Class A shares underperformed its benchmark, the S&P 500 Index, which returned –17.99%. The Fund also underperformed the average Science & Technology fund, as tracked by Lipper, which returned –44.60%. Below, Dennis McKechnie, the Fund’s portfolio manager, discusses these results and his strategy in light of the ongoing volatility in the technology sector.

Q. How would you characterize the tech sector’s performance in the past year?
A. Needless to say, the technology market continued to frustrate investors over the past year. Concerns over a decelerating economy wreaked havoc on the sector over the third quarter of 2001. And this damage to the sector was only accelerated by the tragic events of September 11th. While the sector did experience a dramatic turnaround later in the fall, tech stocks gave back all of these gains and more in the first half of 2002.

Q. To what do you attribute the Fund’s results?
A. Our results were boosted by the fall tech rally, and in fact, PIMCO Innovation Fund posted strong gains at that time, outperforming both the NASDAQ Composite Index and its Lipper Average while experiencing its largest quarter-end returns since December 1999. However, what worked well for us earlier in the period actually hurt us later on. This was directly related to a change in investor sentiment during the first half of 2002. Specifically, the Fund’s overweight position in semiconductors and exposure to software stocks initially helped then hurt performance. Investors bid up these stocks early in 2002 as the economy appeared to be recovering, potentially leading to increased corporate IT spending. When it became clear that the recovery would be more sluggish than anticipated, investors abandoned these areas of the market, sending prices falling.

3
06.30.02 PIMCO Innovation Fund Annual Report

Q. What area of technology proved to be the most disappointing in recent months?
A. Without a doubt, telecom equipment stocks produced the poorest returns during the period. That’s because the telecom carrier industry is under intense pressure, with many telecom companies in a significant cash crunch. As a result, these companies are not putting any money into capital expenditures, and telecom equipment makers are really suffering. The good news is that we anticipated that the telecom equipment industry was far from recovering, and the Fund had a very small exposure to this industry.

Q. What areas of tech have performed well?
A. Traditional telecom service providers such as AT&T provided good relative performance early in the period. This was due to their insulation from economic events and the financing pressure put on their upstart competition—which was less well funded—to complete their networks. Personal computer makers, such as Compaq and Dell, helped to lead the fourth quarter rally amid strong consumer electronics sales and a better-than-expected holiday sales season. Software stocks, such as Siebel Systems and Microsoft, and semiconductors also performed well during this time. Benefiting from the chip sector’s turnaround was KLA-Tencor, which designs equipment that helps chip manufacturers cut costs and improve efficiency. In the first half of 2002, networking stocks proved solid performers, as business levels remained stable. Investors were encouraged by an upcoming product upgrade cycle for networking systems. In addition, a few of the strongest companies started gaining market share. Extreme and Foundry both performed relatively well during this period.

Q. What do you consider to be the biggest issue facing tech companies currently?
A. Demand is clearly the biggest issue facing technology vendors right now. Therefore, it is important to keep an eye on the health of these vendors’ customers—the corporations. Their health is, in turn, dependent on the health of consumers, which has waned over the past few months. If this proves to be a temporary pause, as evidence suggests, then corporate profits could continue their recovery, and spending could recover in aggregate after a few quarters. At that point tech companies could again enjoy the positive side of their operating leverage.

4
PIMCO Innovation Fund Annual Report 06.30.02

Q. Are there any signs that the tech market has bottomed?
A. It would be impossible for us, or for anyone, to call the bottom of the market. However, there are a few factors that we find encouraging. First, the correction has fully saturated the tech market, punishing even the strongest players in each segment. The NASDAQ Composite Index is down 71% (as of June 30, 2002) from its peak in March 2000. This is good news in terms of valuations, as a large number of tech stocks are now trading at less than 25 times earnings on profit margins that are well below peak levels. In addition, many economists believe that the recession is technically over. Numerous surveys and polls are calling for an inflection in IT spending to occur in 2003, which is consistent with historical post-recessionary patterns. All of these factors lead us to believe that technology does not have much further to fall.

Q. What is your outlook for the tech sector?
A. In this environment, we remain cautiously optimistic about the technology sector. While we don’t expect a recovery for tech stocks overnight, we remain confident that these issues offer significant growth potential and will resume their outperformance over the longer term.

Dennis McKechnie is a Managing Director of PIMCO Equity Advisors and has over 11 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

5
06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Performance Summary

Objective: Capital appreciation; no consideration given to income. Number of Securities in the Portfolio: 75 (not including short-term instruments)	Portfolio: Common stocks of technology- related companies with market capitalizations of more than $200 million.	Fund Inception Date: 12/22/94 Total Net Assets: $1.0 billion

Average Annual Total Return
For periods ended 6/30/02

	1 year	3 year	5 year	Inception (12/22/94)

A Shares ■	–52.09%	–22.68%	2.01%	9.64%

A Shares (adjusted)	–54.72%	–24.13%	0.86%	8.82%

B Shares	–52.42%	–23.16%	1.32%	8.88%

B Shares (adjusted)	–54.80%	–23.77%	1.03%	8.88%

C Shares (adjusted)	–52.91%	–23.17%	1.32%	8.87%

S&P 500 Index	–17.99%	–9.18%	3.66%	—

Lipper Science & Technology Fund Avg. ■	–44.60%	–21.16%	–0.05%	—

Change in Value For periods ended 6/30/02

6
PIMCO Innovation Fund Annual Report 06.30.02

PIMCO Innovation Fund Portfolio Statistics

Top Ten Holdings	% of Total Investments	Common Stock Sector Breakdown

Taiwan Semiconductor Manuf‘g Co. Ltd. SP-ADR	4.3%

Nokia Oyj SP-ADR	3.5%

Micron Technology, Inc.	3.4%

Intel Corp.	3.2%

Texas Instruments, Inc.	3.0%

QUALCOMM, Inc.	2.8%

Yahoo, Inc.	2.7%

Cisco Systems, Inc.	2.5%

Microsoft Corp.	2.4%

Teradyne, Inc.	2.4%

Top Ten Total	30.2%	Portfolio Composition

		Common Stock	98.9%

		Cash Equivalents	1.1%

Past performance is no guarantee of future results. Investment return and value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. Equity funds are subject to the basic stock market risk that any security may decrease in value. This Fund may invest in IPOs, which may affect performance. Because it concentrates on investments in the technology sector, the Fund may be subject to additional risk and volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to multiple-year results.

Average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns represent the blended performance of the Fund’s retail shares (classes A, B & C) and the prior performance of the Fund’s Institutional shares, adjusted as necessary to reflect retail share current sales charges and different operating expenses. All share classes have the same portfolio but different expenses. Retail Class A & C shares were first offered in 12/94 and Class B in 5/95. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares have a 1% CDSC, which may apply in the first year of ownership. Specific security examples mentioned may or may not be held in the Fund. Holdings are subject to change. The growth of $10,000 chart does not take into account sales charges or expenses. Lipper, Inc calculates the Lipper Average. It is the total return performance average of funds tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. It is not possible to invest directly in an unmanaged index. The Fund also offers other share classes, which are subject to different fees and expenses (and may affect performance), have different minimum investment requirements and are entitled to different services. For information regarding such classes, call 1-888-87-PIMCO. For additional details, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, 1-888-87-PIMCO. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in the Fund.

7
06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Schedule of Investments
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 99.8%

Communications 3.6%
Nokia Oyj SP—ADR	2,511,000	$36,359

Consumer Discretionary 0.8%
Electronic Arts, Inc. (c)	128,600	8,494

Financial & Business Services 2.1%
Accenture Ltd. (b)(c)	1,132,700	21,521

Healthcare 0.1%
Amgen, Inc. (c)	3,800	159
Cephalon, Inc. (b)(c)	2,500	113
Forest Laboratories, Inc. (c)	3,100	220
Genentech, Inc. (c)	4,500	151
IDEC Pharmaceuticals Corp. (b)(c)	3,400	121
MedImmune, Inc. (c)	5,375	142
Scios, Inc. (b)(c)	5,000	153

		1,059

Technology 93.2%
Advanced Micro Devices, Inc. (c)	1,140,600	11,087
Apple Computer, Inc. (c)	509,100	9,021
Applied Materials, Inc. (c)	1,234,900	23,488
ASML Holding N.V. (c)	752,600	11,379
Atmel Corp. (c)	1,270,200	7,951
BEA Systems, Inc. (c)	1,426,900	13,427
Broadcom Corp. ‘A’ (c)	322,900	5,664
Brocade Communications Systems, Inc. (b)(c)	796,800	13,928
Business Objects SA SP—ADR (b)(c)	322,600	9,065
Cisco Systems, Inc. (c)	1,860,400	25,953
Computer Associates International, Inc.	888,100	14,112
Corning, Inc. (b)(c)	1,748,000	6,205
Cree, Inc. (b)(c)	828,900	10,966
Cypress Semiconductor Corp. (c)	708,200	10,750
Dell Computer Corp. (c)	918,600	24,012
EMC Corp. (c)	765,400	5,779
Emulex Corp. (b)(c)	743,095	16,727
Extreme Networks, Inc. (b)(c)	1,040,400	10,165
Flextronics International Ltd. (c)	1,617,200	11,531
Foundry Networks, Inc. (b)(c)	350,000	2,461
Genesis Microchip, Inc. (b)(c)	405,700	3,270
GlobespanVirata, Inc. (c)	1,849,725	7,158
Hewlett-Packard Co.	947,731	14,481
Integrated Device Technology, Inc. (c)	1,018,286	18,472
Intel Corp.	1,785,300	32,617
International Rectifier Corp. (c)	646,500	18,845
JDS Uniphase Corp. (c)	2,058,359	5,537

8
PIMCO Innovation Fund Annual Report 06.30.02 See accompanying notes

PIMCO Innovation Fund Schedule of Investments
June 30, 2002

	Shares	Value (000s)
Juniper Networks, Inc. (b)(c)	1,865,600	$10,541
KLA-Tencor Corp. (c)	538,400	23,684
Koninklijke Philips Electronics NV	431,400	11,907
Kulicke & Soffa Industries, Inc. (b)	1,065,600	13,203
Linear Technology Corp.	234,700	7,377
LSI Logic Corp. (c)	1,439,780	12,598
Marvell Technology Group Ltd. (b)(c)	764,627	15,208
Maxim Integrated Products, Inc. (c)	385,600	14,780
Mercury Interactive Corp. (b)(c)	827,100	18,990
Microchip Technology, Inc. (c)	281,457	7,720
Micron Technology, Inc. (c)	1,762,100	35,630
Microsoft Corp. (c)	467,200	25,285
Motorola, Inc.	914,400	13,186
National Semiconductor Corp. (c)	649,700	18,952
Network Appliance, Inc. (c)	1,786,694	22,173
Newport Corp. (b)(c)	426,500	6,679
Nvidia Corp. (b)(c)	360,200	6,188
Oracle Corp. (c)	1,590,395	15,061
PMC—Sierra, Inc. (b)(c)	821,200	7,613
Powerwave Technologies, Inc. (b)(c)	1,036,055	9,490
QLogic Corp. (c)	639,500	24,365
QUALCOMM, Inc. (c)	1,061,200	29,172
Rational Software Corp. (c)	1,958,900	16,083
RF Micro Devices, Inc. (b)(c)	1,279,500	9,750
SanDisk Corp. (b)(c)	674,600	8,365
Sanmina-SCI Corp. (c)	1,964,554	12,396
SAP AG (b)(c)	856,000	20,792
Siebel Systems, Inc. (c)	553,600	7,872
Sun Microsystems, Inc. (c)	2,233,800	11,191
Taiwan Semiconductor Manufacturing Co. Ltd. SP—ADR (c)	3,402,168	44,228
Teradyne, Inc. (b)(c)	1,045,664	24,573
Texas Instruments, Inc.	1,295,600	30,706
United Microelectronics Corp. SP—ADR (b)(c)	2,154,000	15,832
UTStarcom, Inc. (b)(c)	187,500	3,782
Veritas Software Corp. (c)	371,800	7,358
Vishay Intertechnology, Inc. (c)	877,100	19,296
Vitesse Semiconductor Corp. (c)	1,022,400	3,180
Yahoo, Inc. (c)	1,858,663	27,434

		956,691

Total Common Stocks
(Cost $1,411,927)		1,024,124

9
See accompanying notes 06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Schedule of Investments
June 30, 2002

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 1.1%

Repurchase Agreement 1.1%
State Street Bank 1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Fannie Mae 3.220% due 10/17/2003 valued at $11,548. Repurchase proceeds are $11,319.)	$11,318	$11,318

Total Short-Term Instruments (Cost $11,318)		11,318

Total Investments (a) 100.9% (Cost $1,423,245)		$1,035,442

Other Assets and Liabilities (Net) (0.9%)		(9,418)

Net Assets 100.0%		$1,026,024

Notes to Schedule of Investments (amounts in thousands):
(a) At June 30, 2002 the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,596,683 was as follows:

Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$17,797

Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(579,038)

Unrealized depreciation-net		$(561,241)

(b)  Portion of securities on loan with an aggregate market value of $144,487; cash collateral of $151,438 was received with which the Fund purchased securities.

(c)  Non-income producing security.

10
PIMCO Innovation Fund Annual Report 06.30.02 See accompanying notes

PIMCO Innovation Fund Financial Highlights

Class A Shares

Selected per share
data for the year
ended:
	06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998

Net Asset Value Beginning of Period	$28.74		$72.29		$37.46		$24.28		$17.43
Net Investment (Loss)	(0.23	)(a)	(0.46	)(a)	(0.58	)(a)	(0.28	)(a)	(0.19	)(a)
Net Realized / Unrealized Gain (Loss) on Investments	(14.74	)(a)	(36.74	)(a)	41.80	(a)	14.72	(a)	8.21	(a)
Total Income from Investment Operations	(14.97)		(37.20)		41.22		14.44		8.02
Distributions from Net Realized Capital Gains	0.00		(6.35)		(6.39)		(1.26)		(1.17)
Total Distributions	0.00		(6.35)		(6.39)		(1.26)		(1.17)
Net Asset Value End of Period	$13.77		$28.74		$72.29		$37.46		$24.28
Total Return	(52.09)%		(55.14)%		115.04%		61.36%		48.10%
Net Assets End of Period (000s)	$300,730		$734,124		$1,408,455		$313,946		$85,800
Ratio of Expenses to Average Net Assets	1.31	%(b)	1.28	%(c)	1.30%		1.30%		1.31	%(b)
Ratio of Net Investment (Loss) to Average Net Assets	(1.12)%		(0.95)%		(0.91)%		(0.90)%		(0.94)%
Portfolio Turnover Rate	207%		271%		185%		119%		100%

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustee expense is 1.30%.
(c) If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30% for the period ended June 30, 2001.

11
See accompanying notes 06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Financial Highlights

Class B Shares

Selected per share
data for the year
ended:
	06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998

Net Asset Value Beginning of Period	$27.07		$69.06		$36.09		$23.60		$17.10
Net Investment (Loss)	(0.37	)(a)	(0.78	)(a)	(1.01	)(a)	(0.49	)(a)	(0.33	)(a)
Net Realized / Unrealized Gain (Loss) on Investments	(13.82	)(a)	(34.86	)(a)	40.37	(a)	14.24	(a)	8.00	(a)
Total Income from Investment Operations	(14.19)		(35.64)		39.36		13.75		7.67
Distributions from Net Realized Capital Gains	0.00		(6.35)		(6.39)		(1.26)		(1.17)
Total Distributions	0.00		(6.35)		(6.39)		(1.26)		(1.17)
Net Asset Value End of Period	$12.88		$27.07		$69.06		$36.09		$23.60
Total Return	(52.42)%		(55.48)%		114.17%		60.17%		46.95%
Net Assets End of Period (000s)	$304,020		$801,890		$1,680,792		$351,876		$81,130
Ratio of Expenses to Average Net Assets	2.06	%(b)	2.03	%(c)	2.05%		2.05%		2.06	%(b)
Ratio of Net Investment (Loss) to Average Net Assets	(1.87)%		(1.69)%		(1.66)%		(1.64)%		(1.69)%
Portfolio Turnover Rate	207%		271%		186%		119%		100%

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustee expense is 2.05%.
(c) If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.

12
PIMCO Innovation Fund Annual Report 06.30.02 See accompanying notes

PIMCO Innovation Fund Financial Highlights

Class C Shares

Selected per share
data for the year
ended:
	06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998
Net Asset Value Beginning of Period	$27.06		$69.04		$36.08		$23.59		$17.09
Net Investment (Loss)	(0.37	)(a)	(0.79	)(a)	(1.00	)(a)	(0.48	)(a)	(0.33	)(a)
Net Realized / Unrealized Gain (Loss) on Investments	(13.82	)(a)	(34.84	)(a)	40.35	(a)	14.23	(a)	8.00	(a)
Total Income from Investment Operations	(14.19)		(35.63)		39.35		13.75		7.67
Distributions from Net Realized Capital Gains	0.00		(6.35)		(6.39)		(1.26)		(1.17)
Total Distributions	0.00		(6.35)		(6.39)		(1.26)		(1.17)
Net Asset Value End of Period	$12.87		$27.06		$69.04		$36.08		$23.59
Total Return	(52.44)%		(55.48)%		114.17%		60.20%		46.97%
Net Assets End of Period (000s)	$381,016		$1,009,666		$2,275,811		$580,251		$219,258
Ratio of Expenses to Average Net Assets	2.06	%(b)	2.04	%(c)	2.05%		2.05%		2.06	%(b)
Ratio of Net Investment (Loss ) to Average Net Assets	(1.87)%		(1.70)%		(1.66)%		(1.65)%		(1.69)%
Portfolio Turnover Rate	207%		271%		186%		119%		100%

(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustee expense is 2.05%.
(c) If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.

13
See accompanying notes 06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Statement of Assets and Liabilities
June 30, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,035,442
Cash	1
Collateral for securities on loan	151,438
Receivable for investments sold	1,046
Receivable for Fund shares sold	1,213
Interest and dividends receivable	151
1,189,291

Liabilities:
Payable for investments purchased	$4,882
Payable for Fund shares redeemed	5,388
Payable for collateral received for securities on loan	151,438
Accrued investment advisory fee	565
Accrued administration fee	345
Accrued distribution fee	437
Accrued servicing fee	212

163,267

Net Assets	$1,026,024

Net Assets Consist of:
Paid in capital	$4,201,878
Undistributed net investment income	0
Accumulated undistributed net realized (loss)	(2,788,051)
Net unrealized (depreciation)	(387,803)

$1,026,024

Net Assets:
Class A	$300,730
Class B	304,020
Class C	381,016
Other Classes	40,258

Shares Issued and Outstanding:
Class A	21,835
Class B	23,609
Class C	29,600

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$13.77
Class B	12.88
Class C	12.87

Cost of Investments Owned	$1,423,245

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

14
PIMCO Innovation Fund Annual Report 06.30.02 See accompanying notes

PIMCO Innovation Fund Statement of Operations
For the year ended June 30, 2002

Amounts in thousands

Investment Income:
Interest	$1,537
Dividends, net of foreign taxes	1,138
Security lending income	762
Total Income	3,437

Expenses:
Investment advisory fees	11,386
Administration fees	6,968
Distribution fees – Class B	3,968
Distribution fees – Class C	4,985
Servicing fees – Class A	1,260
Servicing fees – Class B	1,323
Servicing fees – Class C	1,662
Distribution and/or servicing fees – Other Classes	81
Trustees’ fees	236
Interest expense	14
Total Expenses	31,883

Net Investment (Loss)	(28,446)

Net Realized and Unrealized (Loss):
Net realized (loss) on investments	(894,841)
Net change in unrealized (depreciation) on investments	(356,071)
Net (Loss)	(1,250,912)

Net Decrease in Assets Resulting from Operations	$(1,279,358)

15
See accompanying notes 06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Statements of Changes in Net Assets

Amounts in thousands
Increase (Decrease) in Net Assets from:

	Year Ended June 30, 2002	Year Ended June 30, 2001
Operations:
Net investment (loss)	$(28,446)	$(62,226)
Net realized loss	(894,841)	(1,569,723)
Net change in unrealized (depreciation)	(356,071)	(1,717,050)
Net decrease resulting from operations	(1,279,358)	(3,348,999)

Distributions to Shareholders:
From net realized capital gains
Class A	(6)	(142,367)
Class B	(7)	(169,504)
Class C	(9)	(218,644)
Other Classes	0	(13,404)

Total Distributions	(22)	(543,919)

Fund Share Transactions:
Receipts for shares sold
Class A	277,382	834,625
Class B	52,351	436,140
Class C	95,820	541,725
Other Classes	45,631	96,581
Issued in reorganization
Class A	1,371	0
Class B	1,141	0
Class C	1,215	0
Issued as reinvestment of distributions
Class A	11	108,407
Class B	0	130,414
Class C	7	174,369
Other Classes	0	12,945
Cost of shares redeemed
Class A	(349,422)	(562,029)
Class B	(162,833)	(251,217)
Class C	(238,653)	(436,688)
Other Classes	(33,462)	(56,665)

Net increase (decrease) resulting from Fund share transactions	(309,441)	1,028,607

Total Decrease in Net Assets	(1,588,821)	(2,864,311)

Net Assets:
Beginning of period	2,614,845	5,479,156

End of period*	$1,026,024	$2,614,845

*Including net undistributed investment income of:	$0	$0

16
PIMCO Innovation Fund Annual Report 06.30.02 See accompanying notes

PIMCO Innovation Fund Notes to Financial Statements
June 30, 2002

1. Organization

The Innovation Fund (the “Fund”) is a fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.
Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

17
06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Notes to Financial Statements
June 30, 2002

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $73,748.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives from the Trust a fee based on an annual percentage of the average daily net assets of the Fund. The advisory fee is charged at annual rate of 0.65%. The Fund also has a sub-advisor which, under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.40% for the Fund. The Administrative Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes at the annual rate of 0.25% for the Fund. The Administration Fee for Class D is charged at the annual rate of 0.40% for the Fund.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC (“PFD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares.
The Trust is permitted to reimburse, out of the Administrative Class assets of the Fund offering Administrative Class shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.
Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of

18
PIMCO Innovation Fund Annual Report 06.30.02

PIMCO Innovation Fund Notes to Financial Statements
June 30, 2002

shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee (%)	Servicing Fee (%)

Class A	—	0.25
Class B	0.75	0.25
Class C	0.75	0.25
Class D	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B, and C shares. For the period ended June 30, 2002, PFD received $3,487,404 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Subsequent Events

It is anticipated that PIMCO Funds Advisors LLC will replace Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) as the Adviser to the Funds within calendar year 2002. PIMCO Funds Advisors LLC is a wholly-owned indirect subsidiary of ADAM L.P. This change would not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

19
06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Innovation Fund Notes to Financial Statements
June 30, 2002

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

Innovation Fund	$3,441,621	$3,742,518

6. Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax (Depreciation) on Investments(1)	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Net Capital Loss Carryovers(2)	Post-October Losses(3)

Innovation Fund	$0	$0	$(561,241)	$0	$0	$(2,301,346)	$(313,267)

(1)
Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals and adjustments for federal income tax purposes.

(2)	Capital loss carryovers, including acquired capital loss carryovers which may be limited under current tax laws, expire in varying amounts through June 30, 2010.
(3)	Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

For the fiscal year ended June 30, 2002, the Fund made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(4)	Long-Term Capital Gains Distributions	Return of Capital

Innovation Fund	$0	$22	$0

(4)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid in capital to more appropriately conform financial accounting to tax accounting.

20
PIMCO Innovation Fund Annual Report 06.30.02

PIMCO Innovation Fund Notes to Financial Statements
June 30, 2002

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 06/30/2002		Year Ended 06/30/2001
	Shares	Amount	Shares	Amount
Receipts for shares sold
Class A	13,326	$277,382	16,204	$834,625
Class B	2,606	52,351	8,655	436,140
Class C	4,753	95,820	11,009	541,725
Other Classes	2,154	45,631	1,977	96,581
Issued in reorganization
Class A	65	1,371	0	0
Class B	58	1,141	0	0
Class C	61	1,215	0	0
Other Classes	0	0	0	0
Issued as reinvestment of distributions
Class A	0	11	2,192	108,407
Class B	0	0	2,787	130,414
Class C	0	7	3,728	174,369
Other Classes	0	0	259	12,945
Cost of shares redeemed
Class A	(17,101)	(349,422)	(12,331)	(562,029)
Class B	(8,675)	(162,833)	(6,155)	(251,217)
Class C	(12,524)	(238,653)	(10,385)	(436,688)
Other Classes	(1,646)	(33,462)	(1,415)	(56,665)

Net increase (decrease) resulting from Fund share transactions	(16,923)	$(309,441)	16,525	$1,028,607

8. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands)

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
PIMCO Innovation Fund	PIMCO Healthcare Innovation Fund	03/15/2002	184	$3,727	$3,727	$1,741,717	$1,745,444	$125

21
06.30.02 PIMCO Innovation Fund Annual Report

Report of Independent Accountants

To the Trustees of the PIMCO Funds:
Multi-Manager Series and Class A, B and C Shareholders of the Innovation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Class A, B and C shares present fairly, in all material respects, the financial position of the Innovation Fund (a fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Class A, B and C shares for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

22
PIMCO Innovation Fund Annual Report 06.30.02

PIMCO Innovation Fund Management of Trust Information (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees and Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Fund in Complex Overseen by Trustee	Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.

Non–Interested Trustees

E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust

Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None

Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None

Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.

W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price, LLC; Director, American Agritec LLC, a manufacturer of hydrophonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm.	39	None

Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment company and Kaytee Products, a birdseed company, and Schrier Malt.	39	None

*	Mr. Treadway is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with ADAM of America L.P.

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06.30.02 PIMCO Innovation Fund Annual Report

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.

Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.

John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

24
PIMCO Innovation Fund Annual Report 06.30.02

PIMCO Funds Multi-Manager Series

Manager	Allianz Dresdner Asset Management of America L.P., 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Funds Distributor LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information
For PIMCO Funds account information contact your financial advisor, or if you receive account information directly from PIMCO Funds, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site at www.pimcofunds.com.

25
06.30.02 PIMCO Innovation Fund Annual Report

PIMCO Funds Shareholder Services

As a PIMCO Funds shareholder, you can benefit from a variety of services designed to help you manage your investments—ideal complements to the personal assistance offered by your financial advisor. These include:

■	24-Hour Information—Call 1-800-426-0107 for around-the-clock account and Fund information.

■
Online Account Access—Sign up to access your account information through the PIMCO Funds Web site (www.pimcofunds.com). There, you’ll also find daily share prices, Fund performance, manager commentaries and more.

■
eDelivery—Receive PIMCO Funds prospectuses and shareholder reports electronically, eliminating paper mailings from being sent to your home. To enroll, just go to www.pimcofunds.com/edelivery and follow the simple instructions.

■	Auto-Invest—Make regular investments by transferring a fixed amount of $50 or more from your bank account to your PIMCO Funds account every month or quarter.

■
Auto-Withdrawal—Provided you have an account balance of $10,000 or more, you can have monthly or quarterly withdrawals of $100 or more (less any applicable CDSC) sent directly to you, your bank account or a third party.

■	Fund Link—Create a two-way link between your PIMCO Funds account and bank account for quick and convenient money transfers.

■	Free Exchanges—Make free exchanges among the PIMCO Funds. (Exchanges may be treated as taxable events. Please consult your tax advisor.)

To find out more, contact your financial advisor, or call a PIMCO Funds Investor Services Representative at 1-800-426-0107 (Mon–Fri, 8:00 am–8:00 pm Eastern Time). You can also visit us online at www.pimcofunds.com.

26
PIMCO Innovation Fund Annual Report 06.30.02

Receive this report electronically and eliminate paper mailings.

PIMCO Funds offers you the option to receive your shareholder communications online. This service, called eDelivery, allows you to access annual and semiannual reports, prospectuses and proxy statements through the Internet, eliminating paper mailings from being sent to your home.

Here’s how it works.
As communications become available, we’ll send you an e-mail notification containing the Internet address where you can view, save or print the materials. Your participation in eDelivery begins in the quarter you enroll.

Sign up today. It’s fast and easy.
To sign up, just go to www.pimcofunds.com/edelivery and complete the short enrollment form.

Please note: Each account holder in your household must enroll separately to eliminate all paper mailings to your home.

27
06.30.02 PIMCO Innovation Fund Annual Report

The Broad-Ranging Expertise of PIMCO Funds

PIMCO Funds offers access to the U.S. investment firms of the Allianz Group, one of the world’s largest financial services providers. Together, these firms manage over $346 billion and have a client list that includes more than half of the 100 largest U.S. corporations.

PIMCO Bond Funds	PIMCO Stock Funds
Short Duration	Growth
Short-Term Fund	RCM Large-Cap Growth Fund
Low Duration Fund	Growth Fund
Select Growth Fund
Intermediate Duration	NACM Growth Fund
Total Return Fund	Target Fund
RCM Mid-Cap Fund
Long Duration	Opportunity Fund
Long-Term U.S. Government Fund
Blend
International	Growth & Income Fund
Global Bond Fund II	Capital Appreciation Fund
Foreign Bond Fund	NACM Core Equity Fund
Emerging Markets Bond Fund	Mid-Cap Fund

High Yield	Value
High Yield Fund	Equity Income Fund
Value Fund
Mortgage-Backed	NACM Value Fund
GNMA Fund	Renaissance Fund
Total Return Mortgage Fund	NACM Flex-Cap Value Fund
Small-Cap Value Fund
Inflation-Indexed
Real Return Fund	Enhanced Index
RCM Tax-Managed Growth Fund
Convertible	Tax-Efficient Equity Fund
Convertible Fund	StocksPLUS Fund

Tax-Exempt	International
Municipal Bond Fund	RCM Global Equity Fund
California Intermediate Municipal Bond Fund	NACM Global Fund
California Municipal Bond Fund	RCM International Growth Equity Fund
New York Municipal Bond Fund	NACM International Fund
Short-Duration Municipal Income Fund	RCM Global Small-Cap Fund
RCM Europe Fund
NACM Pacific Rim Fund RCM Emerging Markets Fund
PIMCO Stock and Bond Funds	Sector-Related
Strategic Balanced Fund	Innovation Fund
Asset Allocation Fund	RCM Global Technology Fund
Global Innovation Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

28
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06.30.02 PIMCO Innovation Fund Annual Report

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PIMCO Innovation Fund Annual Report 06.30.02

PZ037.8/02

PIMCO Funds Annual Report

Multi-Manager Series June 30, 2002	PIMCO EQUITY ADVISORS Select Value Fund

Share Classes

Ins Institutional
A Class A

PIMCO Select Value Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income	Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve	$1.1 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGERS
28 (not including short-term instruments)		PIMCO Equity Advisors

Fund outpaced its benchmark

PIMCO Select Value Fund returned -4.03% for Institutional Class shares, significantly outperforming the Russell 1000 Value Index and its Lipper Average, which returned -8.95% and -10.21%, respectively.

Fund benefited from exposure to property & casualty insurers

The Fund benefited from its exposure to the property & casualty (P&C) industry in the third and fourth quarters of 2001. The industry’s current earnings were hurt by the terrorist attacks, but investors bid up these stocks in anticipation of rapid earnings growth in 2002 due to increased premiums.

Pro-cyclical positioning boosted results

The Fund’s exposure to cyclical stocks, such as basic materials and energy, significantly helped its performance in the fourth quarter of 2001 and the first quarter of 2002, as investors discounted a significant economic recovery. The energy sector also positively contributed to the Fund’s performance. Despite a mild winter that kept oil prices neutral for much of January and February, the escalating crisis in the Middle East drove up oil prices in March 2002, boosting the share price of many energy stocks.

Fund underperformed late in the period

The Fund was also hurt by its exposure to cyclical technology stocks, including Micron, which investors shunned as the economy sputtered. However, the Fund’s performance did benefit from good stock selection in basic materials.

Fund remains positioned pro-cyclically

Going forward, the manager remains optimistic that the economy will recover in the near term and, as a result, the Fund remains positioned pro-cyclically.

2
PIMCO Funds Annual Report 6.30.02

PIMCO Select Value Fund Performance & Statistics

Average Annual Total Return For periods ended 6/30/02

	1 year	3 year	5 year	10 year	Inception 10/31/2000
PIMCO Select Value Fund Class A	–4.32%	—	—	—	6.78%
PIMCO Select Value Fund Institutional Class	–4.03%	—	—	—	7.05%
Russell 1000 Value Index	–8.95%	—	—	—	—
Lipper Multi-Cap Value Fund Average	-10.21%	—	—	—	—

TOP TEN HOLDINGS	% of Total Investments
Liberty Media Corp. 'A'	6.9%
Micron Technology, Inc.	6.4%
Dow Chemical Co.	6.3%
Household International, Inc.	6.1%
J.C. Penney Co., Inc.	6.0%
J.P. Morgan Chase & Co.	5.4%
Allstate Corp.	5.4%
Alcan, Inc.	5.3%
PG&E Corp.	4.4%
AT&T Corp.	4.3%
Top Ten Total	56.5%

TOP 5 RELATED INDUSTRIES

Financial & Business Services	25.9%
Technology	15.8%
Materials & Processing	11.5%
Energy	8.2%
Consumer Services	6.9%

PORTFOLIO COMPOSITION
Common Stock	97.7%
Cash Equivalents	2.3%

CHANGE IN VALUE For periods ended 6/30/02
$10,000 Invested at the Fund’s Inception

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. Theline graph above assumes the investment of $10,000 on 11/01/00, the first full month following the Fund’s inception on 10/31/00, compared to the Russell 1000 Value Index, an unmanaged market index.

3
6.30.02 PIMCO Funds Annual Report

Financial Highlights
Select Value
Selected Per Share Data for the Year or Period Ended:
	Institutional 06/30/2002		Institutional 10/31/2000-06/30/2001
Net Asset Value Beginning of Period	$11.59		$10.00
Net Investment Income (a)	0.13		0.13
Net Realized / Unrealized Gain (Loss) on Investments (a)	(0.45)		1.53
Total Income from Investment Operations	(0.32)		1.66
Dividends from Net Investment Income	(0.10)		(0.07)
Distributions from Net Realized Capital Gains	(1.70)		0.00
Total Distributions	(1.80)		(0.07)
Net Asset Value End of Period	$9.47		$11.59
Total Return	(4.03)%		16.69%
Net Assets End of Period (000s)	$1,113		$1,155
Ratio of Expenses to Average Net Assets	0.26	%(b)(f)	0.25	%*(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.22%		1.75	%*
Portfolio Turnover Rate	194%		134%

	Class A 06/30/2002		Class A 10/31/2000-06/30/2001
Net Asset Value Beginning of Period	$11.58		$10.00
Net Investment Income (a)	0.11		0.11
Net Realized / Unrealized Gain (Loss) on Investments (a)	(0.46)		1.54
Total Income from Investment Operations	(0.35)		1.65
Dividends from Net Investment Income	(0.09)		(0.07)
Distributions from Net Realized Capital Gains	(1.70)		0.00
Total Distributions	(1.79)		(0.07)
Net Asset Value End of Period	$9.44		$11.58
Total Return	(4.32)%		16.56%
Net Assets End of Period (000s)	$11		$12
Ratio of Expenses to Average Net Assets	0.51	%(c)(g)	0.50	%*(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.98%		1.51	%*
Portfolio Turnover Rate	194%		134%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustee expense is 0.25%.
(c)	Ratio of expenses to average net assets excluding trustee expense is 0.50%.
(d)	If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 0.85%.
(e)	If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 1.10%.
(f)	If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 0.86%.
(g)	If the investment manager had not waived the advisory fees, the ratio of expenses to average net assets would have been 1.10%.

See accompanying notes

4
PIMCO Funds Annual Report 6.30.02

Statement of Assets and Liabilities
Select Value Fund
June 30, 2002

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$1,135
Interest and dividends receivable	2

1,137

Liabilities
Payable for investments purchased	$13
13

Net Assets	$1,124

Net Assets Consist of:
Paid in capital	$1,193
Undistributed net investment income	136
Accumulated undistributed net realized (loss)	(8)
Net unrealized (depreciation)	(197)

$1,124

Net Assets:
Institutional Class	$1,113
Class A	11

Shares Issued and Outstanding:
Institutional Class	118
Class A	1

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$9.47
Class A	9.44

Cost of Investments Owned	$1,332

See accompanying notes

5
6.30.02 PIMCO Funds Annual Report

Statement of Operations
Select Value Fund
For the year ended June 30, 2002

Amounts in thousands

Investment Income:
Interest	$2
Dividends, net of foreign taxes	16

Total Income	18

Expenses:
Administration fees	3
Advisory fees	7
Distribution fees – Class A	0
Servicing fees – Class A	0
Total Expenses	10
Waiver for advisory fees	(7)
Net Expenses	3

Net Investment Income	15

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	143
Net change in unrealized (depreciation) on investments	(206)

Net (Loss)	(63)

Net Decrease in Assets Resulting from Operations	$(48)

See accompanying notes

6
PIMCO Funds Annual Report 6.30.02

Statements of Changes in Net Assets
Select Value Fund

Amounts in thousands Increase (Decrease) in Net Assets from:	Year Ended June 30, 2002	Period from October 31, 2000 to June 30, 2001
Operations:
Net investment income	$15	$13
Net realized gain	143	145
Net change in unrealized appreciation (depreciation)	(206)	9

Net increase (decrease) resulting from operations	(48)	167

Distributions to Shareholders:
From net investment income
Institutional Class	(10)	(7)
Class A	0	0
From net realized capital gains
Institutional Class	(169)	0
Class A	(2)	0

Total Distributions	(181)	(7)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	4	990
Class A	0	10
Issued as reinvestment of distributions
Institutional Class	180	7
Class A	2	0
Cost of shares redeemed
Institutional Class	0	0
Class A	0	0
Net increase resulting from Fund share transactions	186	1,007

Total Increase (Decrease) in Net Assets	(43)	1,167

Net Assets:
Beginning of period	1,167	0
End of period*	$1,124	$1,167

*Including net undistributed investment income of:	$136	$152

See accompanying notes

7
6.30.02 PIMCO Funds Annual Report

Schedule of Investments
Select Value Fund
June 30, 2002

	Shares	Value (000s)
COMMON STOCKS 98.7%
Capital Goods 2.0%
Tyco International Ltd.	1,600	$22

Communications 4.4%
AT&T Corp.	4,600	49
WorldCom, Inc.—WorldCom Group (b)(c)	10,000	1

		50

Consumer Discretionary 6.1%
J.C. Penney Co., Inc.	1,700	68

Consumer Services 6.9%
Liberty Media Corp. ‘A’ (b)	7,800	78

Consumer Staples 2.2%
Archer-Daniels-Midland Co.	2,000	25

Energy 8.3%
Burlington Resources, Inc.	800	30
El Paso Corp.	1,000	21
Halliburton Co.	1,500	24
Nabors Industries Ltd. (b)	500	18

		93

Financial & Business Services 26.2%
ACE Ltd.	1,100	35
Allstate Corp.	1,650	61
CIGNA Corp.	500	49
Freddie Mac	300	18
Household International, Inc.	1,400	70
J.P. Morgan Chase & Co.	1,800	61

		294

Healthcare 4.0%
Bristol-Myers Squibb Co.	500	13
Schering-Plough Corp.	1,300	32

		45

Materials & Processing 11.7%
Alcan, Inc.	1,600	60
Dow Chemical Co.	2069	71

		131

Technology 15.9%
Electronic Data Systems Corp.	500	18
Hewlett-Packard Co.	2,530	39
Lucent Technologies, Inc. (b)	5,000	8
Matsushita Electric Industrial Co. Ltd.	3,000	41
Micron Technology, Inc. (b)	3,600	73

		179

Transportation 6.6%
AMR Corp. (b)	1,900	32
CSX Corp.	1,200	42

		74

Utilities 4.4%
PG&E Corp. (b)	2,800	50

Total Common Stocks (Cost $1,306)		1,109

	Principal Amount (000s)	Value (000s)
SHORT-TERM INSTRUMENTS 2.3%
Repurchase Agreement 2.3%
State Street Bank
1.550% due 07/01/2002	$26	$26
(Dated 06/28/2002. Collateralized by Fannie Mae
6.000% due 05/15/2011 valued at $32.
Repurchase proceeds are $26.)

Total Short-Term Instruments (Cost $26)		26

Total Investments (a) 101.0% (Cost $1,332)		$1,135

Other Assets and Liabilities (Net) (0.1%)		(11)

Net Assets 100.0%		$1,124

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 2002, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,339 was as follows:
Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.		$37
Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value.		(241)

Unrealized depreciation-net		$(204)

(b) Non-income producing security.
(c) Subsequent to June 30, 2002, the issuer declared bankruptcy

See accompanying notes

8
PIMCO Funds Annual Report 6.30.02

Notes to Financial Statements
June 30, 2002

1.    Organization

The Select Value Fund is a fund of the PIMCO Funds: Multi-Manager Series (the “Trust”).The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Class A of the Fund. Certain detailed financial information for the other Funds is provided separately and is available upon request.

2.     Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.    Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees.

Securities Transactions and Investment Income.    Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency.    Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders.     Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed at least once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations.    Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes.    The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends.    Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $270.

Repurchase Agreements.    The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

9
6.30.02 PIMCO Funds Annual Report

3.    Fees, Expenses, and Related Party Transactions

Investment Advisory Fee.    Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) serves as investment advisor (“the Advisor”) to the Trust, pursuant to an investment advisory contract. The Advisor receives from the Trust a fee based on an annual percentage of the average daily net assets of 0.60% for the Select Value Fund. The Fund also has a sub-advisor which, under the supervision of the Advisor, directs the investments of the Fund’s assets. The sub-advisor is an affiliate of the Advisor. The advisory fees received by the Advisor are paid in all or in part to the sub-advisor in accordance with the portfolio management agreements.

Administration Fee.    The Advisor provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. Select Value Fund is charged the Administration Fee for the Institutional Class at the annual rate of 0.25% and the Administration Fee for Class A at the annual rate of 0.50%.

Distribution and Servicing Fees.    PIMCO Funds Distributors LLC (“PFD”), a wholly-owned subsidiary partnership of Allianz Dresdner Asset Management of America L.P., serves as the distributor of the Trust’s shares.

Pursuant to the Distribution and Servicing Plans adopted by Class A of the Trust, the Trust compensates PFD or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of Class A. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of the Fund’s average daily net assets):

	Distribution Fee (%)	Servicing Fee (%)
Class A
Select Value Fund	—	0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended June 30, 2002, PFD did not receive any commissions (sales charges) and contingent deferred sales charges since the Fund hasn’t been offered to the public.

Expenses.    The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Advisor, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the Funds’ administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus (as set forth below) plus 0.49 basis points (calculated as a percentage of each Fund’s average daily net assets):

	Inst’l Class	Class A
Select Value Fund	0.85%	1.10%

The Advisor may be reimbursed for waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4.    Subsequent Events

It is anticipated that PIMCO Funds Advisors LLC will replace Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) as the Advisor to the Funds within calendar year 2002. PIMCO Advisors LLC is a wholly-owned indirect subsidiary of ADAM L.P. This change would not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

10
PIMCO Funds Annual Report 6.30.02

Notes to Financial Statements (Cont.)

June 30, 2002

5.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002 were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales
Select Value Fund	$2,313	$2,199

6.    Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Select Value Fund
	Year Ended 06/30/2002		Period from 10/31/2000 to 06/30/2001
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1	$4	99	$990
Class A	0	0	1	10
Issued as reinvestment of distributions
Institutional Class	17	180	1	7
Class A	0	2	0	0
Cost of shares redeemed
Institutional Class	0	0	0	0
Class A	0	0	0	0
Net increase resulting from Fund share transactions	18	$186	101	$1,007

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6.30.02 PIMCO Funds Annual Report

7.    Federal Income Tax Matters

As of June 30, 2002, the components of distributable taxable earnings were as follow (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Tax (Depreciation) on Investments (1)	Net Tax Appreciation on Derivatives and Foreign Currency Denominated Assets/Liabilities	Other Book-to-Tax Accounting Differences	Net Capital Loss Carryovers	Post-October Losses (2)
Select Value Fund	$136	$0	$(204)	$0	$0	$0	$(1)

(1)
Primary difference, if any, between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to wash sale loss deferrals adjustments for federal income tax purposes.

(2)	Represents capital losses realized during the period November 1, 2001 through June 30, 2002 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

For the fiscal year ended June 30, 2002, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions (3)	Long-Term Capital Gains Distributions	Return of Capital
Select Value Fund	$181	$0	$0

(3)	Includes short-term capital gains.

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PIMCO Funds Annual Report 6.30.02

Report of Independent Accountants

To the Trustees of the PIMCO Funds:
Multi-Manager Series and Institutional Class and Class A Shareholders of the Select Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, of changes in net assets and the financial highlights for the Institutional Class and Class A shares present fairly, in all material respects, the financial position of the Select Value Fund (a Fund of the PIMCO Funds: Multi-Manager Series, hereafter referred to as the “Fund”) at June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the Institutional Class and Class A shares for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 23, 2002

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6.30.02 PIMCO Funds Annual Report

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2002) regarding the status of the dividend received deduction for corporations.

Dividend Received Deduction.    Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2002 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below:

Select Value Fund	7.49%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2003, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calender year 2002.

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PIMCO Funds Annual Report 6.30.02

Management of Trust Information (unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Trustees and Officers

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustee

Stephen J. Treadway* (54) Trustee, President and Chief Executive Officer	05/1997 To Present	Managing Director, ADAM of America L.P.; Managing Director and Chief Executive Officer, PIMCO Funds Distributors LLC (“PFD”); Managing Director and Chief Executive Officer, PIMCO Funds Advisors LLC.	39	Chairman and Director, six registered investment companies in the ADAM of America Fund Complex and six additional registered investment companies.

Non-Interested Trustees

E. Philip Cannon (61) Trustee	01/1997 To Present	President, Houston Zoo; and Proprietor, Cannon & Company, an affiliate of Inverness Management LLC, (a private equity investment firm). Formerly, Headmaster, St. John’s School, Houston, Texas.	107	PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust.

Donald P. Carter (74) Trustee	01/1997 To Present	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	39	None

Gary A. Childress (68) Trustee	01/1997 To Present	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P.	39	None

Theodore J. Coburn (48) Trustee	06/2002 To Present	Senior Vice President, Corporate Client Group, NASDAQ Stock Market. Formerly, President of The Coburn Group, Inc., Partner, Brown, Coburn & Co. (investment banking firm); and Associate, Harvard Graduate School of Education.	39	Director, Nicholas-Applegate Fund, Inc.; Director, Church Plaza, Inc.; and Director, Intelecom Solutions, Inc.

W. Bryant Stooks (61) Trustee	01/1997 To Present	President, Bryant Investments, Ltd.; President, Ocotillo At Price LLC; Director, American Agritec LLC, a manufacturer of hydropnonics products; and Director, Valley Isle Excursions, Inc., a tour operator. President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group, Inc., an international construction Firm.	39	None

Gerald M. Thorne (64) Trustee	01/1997 To Present	Director, VPI, Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment Company and Katee Products, a birdseed company, and Schrier Malt.	39	None

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6.30.02 PIMCO Funds Annual Report

Officers of the Trust

Name, Age and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Newton B. Schott, Jr. (60) Vice President and Secretary	01/1997 To Present	Managing Director, Chief Administrative Officer, General Counsel and Secretary, PFD. Managing Director, Chief Legal Officer and Secretary, PIMCO Funds Advisors LLC.

Jeffrey M. Sargent (39) Vice President	01/1997 To Present
Senior Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Vice President, PIMCO.

Henrik P. Larsen (32) Vice President	12/2000 To Present
Vice President, PIMCO, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

John K. Schneider (37) Vice President	12/2000 To Present	Senior Portfolio Manager and Managing Director, PIMCO Equity Advisors LLC. Formerly, Portfolio Manager and Partner, Schneider Capital Management.

John P. Hardaway (45) Treasurer	01/1997 To Present
Senior Vice President, PIMCO; and Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Garlin G. Flynn (56) Assistant Secretary	01/1997 To Present
Specialist, PIMCO; and Secretary, PIMCO Funds: Pacific Investment Management Series, PIMCO Commerical Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown (34) Assistant Treasurer	06/2001 To Present
Vice President, PIMCO; and Assistant Treasurer, PIMCO Funds: Pacific Investment Management Series, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly, tax consultant with Deloitte & Touche LLP and PricewaterhouseCoopers LLP.

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PIMCO Funds Annual Report 6.30.02